UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Rydex Series Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

3.31.2014

Rydex Funds Annual Report

Sector Funds

Banking Fund

Basic Materials Fund

Biotechnology Fund

Consumer Products Fund

Electronics Fund

Energy Fund

Energy Services Fund

Financial Services Fund

Health Care Fund

Internet Fund

Leisure Fund

Precious Metals Fund

Real Estate Fund

Retailing Fund

Technology Fund

Telecommunications Fund

Transportation Fund

Utilities Fund

RSECF-ANN-2-0314x0315	guggenheiminvestments.com

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THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 Rydex sector funds (“the Funds”). This report covers performance for the one-year period ended March 31, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

April 30, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2014

Investment markets continued to rally through the 12 months ended March 31, 2014, thanks to a steadily improving U.S. economy and ongoing U.S. central bank easing. Contributing to performance of equities were growing confidence in the sustainability of the U.S. economic recovery, favorable corporate profit growth, supportive valuations, interest rates below their long-run level, and positive inflows, as investors concerned about the end of quantitative easing and its impact on interest rates rotated out of fixed-income investments into equities.

An issue during the period was when the U.S. Federal Reserve (the “Fed”) would start to scale back its asset purchases, particularly since equity markets were strong while abundant liquidity and steady easing had produced a benign credit environment with low default rates. Speculation that tapering would start mid-2013 touched off market volatility and a jump in Treasury yields in May, which moderated after the Fed refrained from easing in September. That, along with the resolution of issues related to a government shutdown in October and eventual agreement on raising the debt ceiling, set the stage for an equity rally on the back of stronger economic growth that lasted into the new year.

After announcing in December 2013 that, based on positive economic data and a better jobs picture, it would reduce its monthly bond purchases by $10 billion, tapering finally began in January 2014. The Fed continued to taper even after acknowledging in March that the economy had slowed during the winter months, which were unusually harsh for much of the U.S. By April, it was buying only $55 billion a month, down from $85 billion in December 2013.

In March 2014, while noting that the U.S. economy has not yet reached full employment, the Fed also unlinked attainment of a 6.5% unemployment level with a potential rate hike, since the unemployment rate in February was approaching that level. Revised guidance from new Fed Chair Janet Yellen seemed to indicate that a rise might not be considered until mid-2015, at the earliest, although she stressed that it would depend on labor market conditions and the inflation rate. Still, the date was earlier than many market participants had expected, which knocked the market off record highs reached earlier in the six-month period.

Even though upcoming economic reports may reflect the impacts from the severe winter weather, and international tensions remain high, the arrival of spring was expected to return the U.S. economy to its improving trend. Pent-up demand resulting from the huge gap in household formation over the prior several years continues to buoy the housing market, while a pickup in global demand bodes well for the U.S. manufacturing sector. Consumption is rising due to an increase in net worth, resulting from the rebound in housing and asset prices, which has boosted retail sales, and consumer sentiment measures. The consensus expectation for 2014 growth stands at 3.0%, compared with 1.9% for 2013.

Overseas, the picture is mixed. Relations between Russia and the West have sunk to levels not seen since the Cold War. Investors can expect ongoing instability in the region, which is likely to keep U.S. interest rates subdued for the time being. Europe seems to be on more solid economic footing, with data suggesting growth has improved in the core, and even more so in peripheral countries. Japan’s economic growth is slowing, but should regain momentum after the Bank of Japan implements more monetary accommodation. China’s economy, while facing a number of structural challenges, should begin to stabilize as policymakers take actions to prevent a hard landing.

Momentum driven by the favorable macro environment is supporting equities and moving spreads tighter, helping perpetuate the risk-on mode that has prevailed in the U.S. since 2008. Investors who want income will have to keep investing, but buying cheap securities may be a thing of the past. Recent volatility indicates that investors must guard against becoming complacent about the quality of investments they make and their inherent risks. The Fed continues pumping enormous amounts of liquidity into the system, but with little expectation that it will raise interest rates before 2015, the expansion is likely to continue. Even when the Fed does hike, it typically takes another two years before a recession threatens growth. While the economy may be entering a new era where interest rates head higher over the long term, there is likely a ceiling on how high rates can rise in advance of eventual monetary tightening.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	March 31, 2014

For the 12 months ended March 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.86%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 17.56%. The return of the MSCI Emerging Markets Index* was 1.43%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -0.10% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.54%. The return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2014

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2013 and ending March 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Table 1. Based on actual Fund return[3]

Banking Fund
Investor Class	1.37%	11.77%	$1,000.00	$1,117.70	$7.23
Advisor Class	1.87%	11.56%	1,000.00	1,115.60	9.86
A-Class	1.62%	11.62%	1,000.00	1,116.20	8.55
C-Class	2.37%	11.22%	1,000.00	1,112.20	12.48

Basic Materials Fund
Investor Class	1.37%	9.39%	1,000.00	1,093.90	7.15
Advisor Class	1.87%	9.11%	1,000.00	1,091.10	9.75
A-Class	1.62%	9.26%	1,000.00	1,092.60	8.45
C-Class	2.37%	8.85%	1,000.00	1,088.50	12.34

Biotechnology Fund
Investor Class	1.36%	10.15%	1,000.00	1,101.50	7.13
Advisor Class	1.86%	9.87%	1,000.00	1,098.70	9.73
A-Class	1.61%	10.01%	1,000.00	1,100.10	8.43
C-Class	2.36%	9.59%	1,000.00	1,095.90	12.33

Consumer Products Fund
Investor Class	1.37%	8.87%	1,000.00	1,088.70	7.13
Advisor Class	1.87%	8.63%	1,000.00	1,086.30	9.73
A-Class	1.62%	8.75%	1,000.00	1,087.50	8.43
C-Class	2.37%	8.33%	1,000.00	1,083.30	12.31

Electronics Fund
Investor Class	1.37%	19.79%	1,000.00	1,197.90	7.51
Advisor Class	1.87%	19.45%	1,000.00	1,194.50	10.23
A-Class	1.62%	19.62%	1,000.00	1,196.20	8.87
C-Class	2.37%	19.12%	1,000.00	1,191.20	12.95

Energy Fund
Investor Class	1.37%	8.04%	1,000.00	1,080.40	7.11
Advisor Class	1.87%	7.70%	1,000.00	1,077.00	9.68
A-Class	1.62%	7.88%	1,000.00	1,078.80	8.40
C-Class	2.37%	7.46%	1,000.00	1,074.60	12.26

Energy Services Fund
Investor Class	1.37%	6.81%	1,000.00	1,068.10	7.06
Advisor Class	1.87%	6.57%	1,000.00	1,065.70	9.63
A-Class	1.62%	6.69%	1,000.00	1,066.90	8.35
C-Class	2.37%	6.27%	1,000.00	1,062.70	12.19

Financial Services Fund
Investor Class	1.37%	11.72%	1,000.00	1,117.20	7.23
Advisor Class	1.87%	11.47%	1,000.00	1,114.70	9.86
A-Class	1.62%	11.61%	1,000.00	1,116.10	8.55
C-Class	2.37%	11.23%	1,000.00	1,112.30	12.48

Health Care Fund
Investor Class	1.37%	15.43%	1,000.00	1,154.30	7.36
Advisor Class	1.87%	15.19%	1,000.00	1,151.90	10.03
A-Class	1.62%	15.28%	1,000.00	1,152.80	8.69
C-Class	2.37%	14.90%	1,000.00	1,149.00	12.70

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Internet Fund
Investor Class	1.37%	8.17%	$1,000.00	$1,081.70	$7.11
Advisor Class	1.87%	7.89%	1,000.00	1,078.90	9.69
A-Class	1.62%	8.04%	1,000.00	1,080.40	8.40
C-Class	2.37%	7.64%	1,000.00	1,076.40	12.27

Leisure Fund
Investor Class	1.37%	9.74%	1,000.00	1,097.40	7.16
Advisor Class	1.87%	9.43%	1,000.00	1,094.30	9.76
A-Class	1.62%	9.59%	1,000.00	1,095.90	8.47
C-Class	2.37%	9.20%	1,000.00	1,092.00	12.36

Precious Metals Fund
Investor Class	1.27%	(0.98%)	1,000.00	990.20	6.30
Advisor Class	1.77%	(1.21%)	1,000.00	987.90	8.77
A-Class	1.52%	(1.10%)	1,000.00	989.00	7.54
C-Class	2.27%	(1.46%)	1,000.00	985.40	11.24

Real Estate Fund
A-Class	1.60%	7.95%	1,000.00	1,079.50	8.30
C-Class	2.35%	7.53%	1,000.00	1,075.30	12.16
H-Class	1.60%	7.89%	1,000.00	1,078.90	8.29

Retailing Fund
Investor Class	1.37%	5.32%	1,000.00	1,053.20	7.01
Advisor Class	1.87%	5.01%	1,000.00	1,050.10	9.56
A-Class	1.62%	5.24%	1,000.00	1,052.40	8.29
C-Class	2.37%	4.77%	1,000.00	1,047.70	12.10

Technology Fund
Investor Class	1.37%	13.13%	1,000.00	1,131.30	7.28
Advisor Class	1.87%	12.86%	1,000.00	1,128.60	9.92
A-Class	1.62%	13.02%	1,000.00	1,130.20	8.60
C-Class	2.37%	12.56%	1,000.00	1,125.60	12.56

Telecommunications Fund
Investor Class	1.37%	8.57%	1,000.00	1,085.70	7.12
Advisor Class	1.87%	8.31%	1,000.00	1,083.10	9.71
A-Class	1.62%	8.32%	1,000.00	1,083.20	8.41
C-Class	2.37%	8.17%	1,000.00	1,081.70	12.30

Transportation Fund
Investor Class	1.37%	16.25%	1,000.00	1,162.50	7.39
Advisor Class	1.87%	16.00%	1,000.00	1,160.00	10.07
A-Class	1.62%	16.16%	1,000.00	1,161.60	8.73
C-Class	2.37%	15.72%	1,000.00	1,157.20	12.75

Utilities Fund
Investor Class	1.37%	11.51%	1,000.00	1,115.10	7.22
Advisor Class	1.87%	11.20%	1,000.00	1,112.00	9.85
A-Class	1.62%	11.41%	1,000.00	1,114.10	8.54
C-Class	2.37%	11.01%	1,000.00	1,110.10	12.47

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)

Banking Fund
Investor Class	1.37%	5.00%	$1,000.00	$1,018.10	$6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Basic Materials Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Biotechnology Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
Advisor Class	1.86%	5.00%	1,000.00	1,015.66	9.35
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85

Consumer Products Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Electronics Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Energy Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Energy Services Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Financial Services Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Health Care Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Internet Fund
Investor Class	1.37%	5.00%	$1,000.00	$1,018.10	$6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Leisure Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Precious Metals Fund
Investor Class	1.27%	5.00%	1,000.00	1,018.60	6.39
Advisor Class	1.77%	5.00%	1,000.00	1,016.11	8.90
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40

Real Estate Fund
A-Class	1.60%	5.00%	1,000.00	1,016.95	8.05
C-Class	2.35%	5.00%	1,000.00	1,013.21	11.80
H-Class	1.60%	5.00%	1,000.00	1,016.95	8.05

Retailing Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Technology Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Telecommunications Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Transportation Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

Utilities Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89

[1]	Annualized.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2013 to March 31, 2014.

10 | THE RYDEX FUNDS ANNUAL REPORT

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THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the one-year period ended March 31, 2014, Banking Fund Investor Class returned 22.17%, compared with the S&P 500 Financials Index, which returned 24.91%. The broader S&P 500 Index returned 21.86%.

The leading industry contributor was banks, followed by capital markets, and thrifts & mortgage finance. The consumer finance industry contributed least to Fund return. The commercial banks industry was the only detractor from return.

Among the best-performing holdings in the Fund for the period were Bank of America Corp., Wells Fargo & Co. and JPMorgan Chase & Co. The worst-performing holdings for the period were Credicorp Ltd., Banco Bradesco S.A. ADR and Grupo Financiero Santander Mexico SAB de CV ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	4.0%
JPMorgan Chase & Co.	4.0%
Bank of America Corp.	3.8%
Citigroup, Inc.	3.7%
U.S. Bancorp	3.4%
Capital One Financial Corp.	2.6%
PNC Financial Services Group, Inc.	2.6%
Bank of New York Mellon Corp.	2.5%
State Street Corp.	2.2%
BB&T Corp.	2.1%
Top Ten Total	30.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	22.17%	15.85%	-3.20%
Advisor Class Shares	21.64%	15.30%	-3.70%
C-Class Shares	20.95%	14.93%	-4.16%
C-Class Shares with CDSC‡	19.95%	14.93%	-4.16%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Financials Index	24.91%	22.39%	-0.47%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	21.84%	15.59%	-3.86%
A-Class Shares with sales charge†	16.05%	14.49%	-4.34%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Financials Index	24.91%	22.39%	-0.32%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2014

BANKING FUND

	Shares	Value

COMMON STOCKS† - 100.0%

REGIONAL BANKS - 44.1%
PNC Financial Services Group, Inc.	7,317	$636,578
BB&T Corp.	12,486	501,562
SunTrust Banks, Inc.	10,742	427,424
Fifth Third Bancorp	17,766	407,730
M&T Bank Corp.	3,071	372,512
Regions Financial Corp.	32,270	358,520
KeyCorp	23,077	328,616
CIT Group, Inc.	5,837	286,130
Huntington Bancshares, Inc.	26,960	268,791
Popular, Inc.*	8,601	266,545
First Republic Bank	4,551	245,708
Signature Bank*	1,795	225,434
SVB Financial Group*	1,731	222,918
Zions Bancorporation	6,919	214,351
East West Bancorp, Inc.	5,730	209,145
Cullen/Frost Bankers, Inc.	2,640	204,679
Commerce Bancshares, Inc.	4,235	196,589
Prosperity Bancshares, Inc.	2,933	194,018
City National Corp.	2,435	191,683
BankUnited, Inc.	5,080	176,632
First Niagara Financial Group, Inc.	18,111	171,149
FirstMerit Corp.	8,168	170,139
Hancock Holding Co.	4,403	161,370
Associated Banc-Corp.	8,701	157,140
First Horizon National Corp.	12,713	156,878
CapitalSource, Inc.	10,734	156,609
UMB Financial Corp.	2,415	156,251
Webster Financial Corp.	5,013	155,704
TCF Financial Corp.	9,303	154,988
Bank of Hawaii Corp.	2,541	154,010
Texas Capital Bancshares, Inc.*	2,360	153,258
Bank of the Ozarks, Inc.	2,160	147,010
PrivateBancorp, Inc. — Class A	4,747	144,831
Fulton Financial Corp.	11,475	144,356
BancorpSouth, Inc.	5,667	141,448
FNB Corp.	10,312	138,181
Home BancShares, Inc.	3,940	135,615
United Bankshares, Inc.	4,420	135,340
Susquehanna Bancshares, Inc.	11,866	135,154
Valley National Bancorp	12,963	134,945
Glacier Bancorp, Inc.	4,630	134,594
Western Alliance Bancorporation*	5,460	134,316
IBERIABANK Corp.	1,914	134,267
Umpqua Holdings Corp.	7,110	132,530
Cathay General Bancorp	5,180	130,484
First Financial Bankshares, Inc.	2,070	127,905
PacWest Bancorp[1]	2,960	127,310
Trustmark Corp.	4,790	121,427
MB Financial, Inc.	3,910	121,054
CVB Financial Corp.	7,500	119,250
Old National Bancorp	7,610	113,465
Westamerica Bancorporation	2,060	111,405
Wintrust Financial Corp.	2,218	107,928
United Community Banks, Inc.*	4,860	94,333
National Penn Bancshares, Inc.	8,606	89,933
Total Regional Banks		10,740,142
DIVERSIFIED BANKS - 40.1%
Wells Fargo & Co.	19,555	972,666
JPMorgan Chase & Co.	15,945	968,021
Bank of America Corp.	53,500	920,200
Citigroup, Inc.	19,088	908,589
U.S. Bancorp	19,283	826,469
Itau Unibanco Holding S.A. ADR	23,618	350,963
Banco Bradesco S.A. ADR	24,621	336,569
Credicorp Ltd.	2,235	308,251
ICICI Bank Ltd. ADR	6,795	297,621
HSBC Holdings plc ADR	5,810	295,322
HDFC Bank Ltd. ADR	7,150	293,365
Banco Santander Brasil S.A. ADR	51,819	288,632
Banco Santander S.A. ADR[1]	29,940	286,825
Grupo Financiero Santander
Mexico SAB de CV ADR	23,300	286,357
Comerica, Inc.	5,434	281,481
Royal Bank of Canada	4,178	275,706
Toronto-Dominion Bank	5,870	275,597
Bancolombia S.A. ADR[1]	4,875	275,340
Bank of Montreal	4,076	273,133
Barclays plc ADR	17,189	269,867
Bank of Nova Scotia	4,590	266,312
Canadian Imperial Bank of Commerce	3,005	259,001
Banco Bilbao Vizcaya Argentaria S.A. ADR[1]	21,207	254,696
Total Diversified Banks		9,770,983
ASSET MANAGEMENT & CUSTODY BANKS - 6.1%
Bank of New York Mellon Corp.	17,004	600,071
State Street Corp.	7,550	525,103
Northern Trust Corp.	5,700	373,692
Total Asset Management & Custody Banks		1,498,866
DIVERSIFIED CAPITAL MARKETS - 3.4%
Deutsche Bank AG	6,198	277,856
Credit Suisse Group AG ADR	8,392	271,733
UBS AG	13,026	269,899
Total Diversified Capital Markets		819,488
CONSUMER FINANCE - 2.6%
Capital One Financial Corp.	8,320	641,971
OTHER DIVERSIFIED FINANCIAL SERVICES - 2.2%
ING US, Inc.	7,880	285,808
ING Groep N.V. ADR*	18,100	257,925
Total Other Diversified Financial Services		543,733
THRIFTS & MORTGAGE FINANCE - 1.5%
New York Community Bancorp, Inc.	15,657	251,608
Ocwen Financial Corp.*	2,713	106,295
Total Thrifts & Mortgage Finance		357,903
Total Common Stocks
(Cost $18,863,488)		24,373,086

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
BANKING FUND

	Face
	Amount	Value
REPURCHASE AGREEMENT††,2 - 0.0%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$424	$424
Total Repurchase Agreement
(Cost $424)		424
SECURITIES LENDING COLLATERAL††,3 - 2.3%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	278,163	278,163
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	248,206	248,206
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	46,791	46,791
Total Securities Lending Collateral
(Cost $573,160)		573,160
Total Investments - 102.3%
(Cost $19,437,072)		$24,946,670
Other Assets & Liabilities, net - (2.3)%		(553,381)
Total Net Assets - 100.0%		$24,393,289

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.

[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

STATEMENT OF ASSETS

AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $564,476
of securities loaned
(cost $18,863,488)	$24,373,086
Repurchase agreements, at value
(cost $573,584)	573,584
Total investments
(cost $19,437,072)	24,946,670
Receivables:
Fund shares sold	162,056
Dividends	35,165
Securities lending income	528
Foreign taxes reclaim	237
Total assets	25,144,656
Liabilities:
Overdraft due to custodian bank	71,000
Payable for:
Upon return of securities loaned	573,160
Fund shares redeemed	71,930
Management fees	13,728
Distribution and service fees	4,862
Transfer agent and administrative fees	4,037
Portfolio accounting fees	1,615
Miscellaneous	11,035
Total liabilities	751,367
Net assets	$24,393,289
Net assets consist of:
Paid in capital	$43,034,220
Undistributed net investment income	104,722
Accumulated net realized loss on investments	(24,255,251)
Net unrealized appreciation on investments	5,509,598
Net assets	$24,393,289
Investor Class:
Net assets	$11,240,830
Capital shares outstanding	176,744
Net asset value per share	$63.60
Advisor Class:
Net assets	$539,991
Capital shares outstanding	9,407
Net asset value per share	$57.40
A-Class:
Net assets	$8,305,496
Capital shares outstanding	141,360
Net asset value per share	$58.75
Maximum offering price per share
(Net asset value divided by 95.25%)	$61.68
C-Class:
Net assets	$4,306,972
Capital shares outstanding	78,747
Net asset value per share	$54.69

STATEMENT OF

OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $8,677)	$399,158
Income from securities lending, net	3,503
Interest	10
Total investment income	402,671

Expenses:
Management fees	149,043
Transfer agent and administrative fees	43,836
Distribution and service fees:
Advisor Class	12,418
A-Class	8,880
C-Class	36,680
Portfolio accounting fees	17,534
Custodian fees	1,894
Trustees’ fees*	1,893
Line of credit interest expense	359
Miscellaneous	25,574
Total expenses	298,111
Net investment income	104,560

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,054,539
Net realized gain	2,054,539
Net change in unrealized appreciation
(depreciation) on:
Investments	456,330
Net change in unrealized appreciation
(depreciation)	456,330
Net realized and unrealized gain	2,510,869
Net increase in net assets resulting
from operations	$2,615,429

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$104,560	$162,457
Net realized gain (loss) on investments	2,054,539	(870,744)
Net change in unrealized appreciation (depreciation) on investments	456,330	614,730
Net increase (decrease) in net assets resulting from operations	2,615,429	(93,557)

Distributions to shareholders from:
Net investment income
Investor Class	(69,539)	(34,316)
Advisor Class	(27,301)	(35,517)
A-Class	(69,825)	(2,491)
C-Class	(40,063)	(10,552)
Total distributions to shareholders	(206,728)	(82,876)

Capital share transactions:
Proceeds from sale of shares
Investor Class	55,738,638	48,557,653
Advisor Class	20,491,522	27,915,563
A-Class	21,112,841	7,960,541
C-Class	22,307,410	18,118,088
Distributions reinvested
Investor Class	66,494	29,924
Advisor Class	27,265	35,505
A-Class	34,044	2,316
C-Class	37,004	9,324
Cost of shares redeemed
Investor Class	(54,691,263)	(68,846,342)
Advisor Class	(24,496,009)	(24,816,806)
A-Class	(15,248,615)	(8,398,878)
C-Class	(22,684,146)	(18,195,856)
Net increase (decrease) from capital share transactions	2,695,185	(17,628,968)
Net increase (decrease) in net assets	5,103,886	(17,805,401)

Net assets:
Beginning of year	19,289,403	37,094,804
End of year	$24,393,289	$19,289,403
Undistributed net investment income at end of year	$104,722	$172,444

Capital share activity:
Shares sold
Investor Class	942,203	1,044,393
Advisor Class	383,290	649,106
A-Class	377,509	184,181
C-Class	443,798	437,246
Shares issued from reinvestment of distributions
Investor Class	1,089	642
Advisor Class	494	838
A-Class	603	54
C-Class	703	229
Shares redeemed
Investor Class	(936,087)	(1,497,165)
Advisor Class	(463,143)	(587,096)
A-Class	(279,911)	(212,144)
C-Class	(453,983)	(442,727)
Net increase (decrease) in shares	16,565	(422,443)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$52.58	$46.75	$49.75	$50.73	$32.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.54	.44	.13	.28
Net gain (loss) on investments
(realized and unrealized)	11.09	5.44	(3.39)	(.99)	20.05
Total from investment operations	11.63	5.98	(2.95)	(.86)	20.33
Less distributions from:
Net investment income	(.61)	(.15)	(.05)	(.12)	(2.22)
Total distributions	(.61)	(.15)	(.05)	(.12)	(2.22)
Net asset value, end of period	$63.60	$52.58	$46.75	$49.75	$50.73

Total Return[b]	22.17%	12.84%	(5.89%)	(1.66%)	63.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,241	$8,915	$29,061	$8,711	$26,340
Ratios to average net assets:
Net investment income (loss)	0.92%	1.16%	1.02%	0.27%	0.67%
Total expenses	1.37%	1.35%	1.34%	1.39%	1.38%
Portfolio turnover rate	481%	382%	544%	1,130%	986%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$47.71	$42.63	$45.63	$46.79	$30.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.17	.12	(.08)	.06
Net gain (loss) on investments
(realized and unrealized)	10.07	5.06	(3.07)	(.96)	18.59
Total from investment operations	10.30	5.23	(2.95)	(1.04)	18.65
Less distributions from:
Net investment income	(.61)	(.15)	(.05)	(.12)	(2.22)
Total distributions	(.61)	(.15)	(.05)	(.12)	(2.22)
Net asset value, end of period	$57.40	$47.71	$42.63	$45.63	$46.79

Total Return[b]	21.64%	12.32%	(6.43%)	(2.19%)	62.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$540	$4,235	$1,105	$629	$1,291
Ratios to average net assets:
Net investment income (loss)	0.44%	0.38%	0.30%	(0.18%)	0.17%
Total expenses	1.87%	1.86%	1.83%	1.89%	1.88%
Portfolio turnover rate	481%	382%	544%	1,130%	986%

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$48.74	$43.45	$46.38	$47.41	$30.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.36	.30	.04	.02
Net gain (loss) on investments (realized and unrealized)	10.23	5.08	(3.18)	(.95)	18.94
Total from investment operations	10.62	5.44	(2.88)	(.91)	18.96
Less distributions from:
Net investment income	(.61)	(.15)	(.05)	(.12)	(2.22)
Total distributions	(.61)	(.15)	(.05)	(.12)	(2.22)
Net asset value, end of period	$58.75	$48.74	$43.45	$46.38	$47.41

Total Return[b]	21.84%	12.60%	(6.19%)	(1.89%)	63.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,305	$2,103	$3,088	$913	$6,381
Ratios to average net assets:
Net investment income (loss)	0.71%	0.88%	0.73%	0.09%	0.06%
Total expenses	1.62%	1.59%	1.61%	1.64%	1.63%
Portfolio turnover rate	481%	382%	544%	1,130%	986%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$45.74	$41.09	$44.20	$45.51	$29.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.01	(.01)	(.29)	(.16)
Net gain (loss) on investments (realized and unrealized)	9.61	4.79	(3.05)	(.90)	17.99
Total from investment operations	9.56	4.80	(3.06)	(1.19)	17.83
Less distributions from:
Net investment income	(.61)	(.15)	(.05)	(.12)	(2.22)
Total distributions	(.61)	(.15)	(.05)	(.12)	(2.22)
Net asset value, end of period	$54.69	$45.74	$41.09	$44.20	$45.51

Total Return[b]	20.95%	11.74%	(6.88%)	(2.58%)	60.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,307	$4,036	$3,841	$2,844	$5,607
Ratios to average net assets:
Net investment income (loss)	(0.10%)	0.02%	(0.03%)	(0.67%)	(0.42%)
Total expenses	2.37%	2.35%	2.35%	2.38%	2.38%
Portfolio turnover rate	481%	382%	544%	1,130%	986%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the period presented through April 20, 2009, have been restated to reflect a 1:10 reverse share split effec-tive April 20, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

For the one-year period ended March 31, 2014, Basic Materials Fund Investor Class returned 5.84%, compared with 23.29% for the S&P 500 Materials Index. The broader S&P 500 Index returned 21.86%.

The Fund is composed largely of two industries — chemicals, and metals & mining. The chemicals industry was the largest contributor to performance, followed by containers & packaging. The largest detractor from return was the metals & mining industry.

The top-performing holdings were Dow Chemical Co., E.I. du Pont de Nemours & Co. and LyondellBasell Industries N.V. — Class A. The worst-performing holdings included Newmont Mining Corp., Barrick Gold Corp. and Goldfields Ltd. ADR.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001

Ten Largest Holdings (% of Total Net Assets)
EI du Pont de Nemours & Co.	2.9%
Monsanto Co.	2.9%
Dow Chemical Co.	2.8%
LyondellBasell Industries N.V. — Class A	2.6%
Praxair, Inc.	2.3%
Freeport-McMoRan Copper & Gold, Inc.	2.3%
Ecolab, Inc.	2.1%
Southern Copper Corp.	1.9%
PPG Industries, Inc.	1.9%
Air Products & Chemicals, Inc.	1.8%
Top Ten Total	23.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

20 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	5.84%	14.20%	8.05%
Advisor Class Shares	5.31%	13.63%	7.51%
C-Class Shares	4.80%	13.07%	6.98%
C-Class Shares with CDSC‡	3.80%	13.07%	6.98%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Materials Index	23.29%	19.97%	8.75%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	5.58%	13.92%	7.72%
A-Class Shares with sales charge†	0.58%	12.81%	7.17%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Materials Index	23.29%	19.97%	8.87%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	March 31, 2014
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.2%

SPECIALTY CHEMICALS - 17.9%
Ecolab, Inc.	10,594	$1,144,047
PPG Industries, Inc.	5,400	1,044,685
Sherwin-Williams Co.	4,593	905,418
Sigma-Aldrich Corp.	7,241	676,165
Celanese Corp. — Class A	10,827	601,007
International Flavors & Fragrances, Inc.	6,011	575,072
Ashland, Inc.	5,717	568,727
WR Grace & Co.*	5,595	554,856
Valspar Corp.	6,895	497,267
Albemarle Corp.	7,201	478,290
RPM International, Inc.	11,401	477,018
Rockwood Holdings, Inc.	6,326	470,654
NewMarket Corp.	1,200	468,936
Cytec Industries, Inc.	3,898	380,484
PolyOne Corp.	10,080	369,533
Sensient Technologies Corp.	6,000	338,460
Chemtura Corp.*	12,360	312,584
Total Specialty Chemicals		9,863,203
STEEL - 10.3%
Vale S.A. ADR[1]	67,037	927,121
Nucor Corp.	16,202	818,849
Reliance Steel & Aluminum Co.	6,702	473,563
ArcelorMittal	28,874	466,315
Allegheny Technologies, Inc.	10,926	411,692
Steel Dynamics, Inc.	22,956	408,387
United States Steel Corp.	14,424	398,247
Gerdau S.A. ADR	60,340	386,779
Cliff s Natural Resources, Inc.[1]	18,565	379,840
Worthington Industries, Inc.	8,300	317,475
Commercial Metals Co.	15,770	297,738
AK Steel Holding Corp.*,1	27,753	200,377
Walter Energy, Inc.[1]	21,293	160,975
Total Steel		5,647,358
GOLD - 9.9%
Barrick Gold Corp.	45,309	807,860
Newmont Mining Corp.	29,846	699,590
Goldcorp, Inc.	27,242	666,884
Agnico Eagle Mines Ltd.	14,945	452,086
Randgold Resources Ltd. ADR	5,789	434,175
Yamana Gold, Inc.[1]	48,384	424,812
AngloGold Ashanti Ltd. ADR*	24,490	418,289
Franco-Nevada Corp.	8,891	407,741
Royal Gold, Inc.	6,348	397,512
Cia de Minas Buenaventura SAA ADR	30,644	385,195
Eldorado Gold Corp.	60,782	339,164
Total Gold		5,433,308
DIVERSIFIED METALS & MINING - 9.9%
Freeport-McMoRan Copper & Gold, Inc.	37,677	1,245,977
Southern Copper Corp.	36,119	1,051,424
BHP Billiton Ltd. ADR	10,715	726,156
Rio Tinto plc ADR[1]	12,525	699,271
Teck Resources Ltd. — Class B	21,303	461,849
BHP Billiton plc ADR	6,280	387,853
Compass Minerals International, Inc.	4,200	346,584
US Silica Holdings, Inc.	7,841	299,291
Molycorp, Inc.*,1	44,737	209,817
Total Diversified Metals & Mining		5,428,222
DIVERSIFIED CHEMICALS - 9.6%
EI du Pont de Nemours & Co.	23,874	1,601,945
Dow Chemical Co.	31,198	1,515,911
Eastman Chemical Co.	8,472	730,371
FMC Corp.	8,377	641,343
Huntsman Corp.	19,988	488,107
Olin Corp.	10,832	299,072
Total Diversified Chemicals		5,276,749
FERTILIZERS & AGRICULTURAL CHEMICALS - 9.1%
Monsanto Co.	13,793	1,569,229
Mosaic Co.	18,232	911,600
Potash Corporation of Saskatchewan, Inc.	22,590	818,210
CF Industries Holdings, Inc.	2,954	769,931
Agrium, Inc.	5,273	514,223
Scotts Miracle-Gro Co. — Class A	6,540	400,771
Total Fertilizers & Agricultural Chemicals		4,983,964
PAPER PACKAGING - 6.9%
Rock-Tenn Co. — Class A	5,295	558,992
MeadWestvaco Corp.	14,100	530,724
Packaging Corporation of America	7,380	519,331
Sealed Air Corp.	15,714	516,519
Avery Dennison Corp.	8,840	447,923
Sonoco Products Co.	10,200	418,404
Bemis Company, Inc.	10,558	414,296
Graphic Packaging Holding Co.*	36,860	374,498
Total Paper Packaging		3,780,687
INDUSTRIAL GASES - 5.2%
Praxair, Inc.	9,571	1,253,514
Air Products & Chemicals, Inc.	8,444	1,005,174
Airgas, Inc.	5,371	572,065
Total Industrial Gases		2,830,753
COMMODITY CHEMICALS - 5.1%
LyondellBasell Industries N.V. — Class A	15,802	1,405,429
Westlake Chemical Corp.	8,960	592,973
Methanex Corp.	6,470	413,692
Axiall Corp.	8,230	369,692
Total Commodity Chemicals		2,781,786
CONSTRUCTION MATERIALS - 4.7%
Cemex SAB de CV ADR*	58,377	737,302
Vulcan Materials Co.	8,998	597,917
Martin Marietta Materials, Inc.	3,871	496,843
Eagle Materials, Inc.	4,890	433,547
Texas Industries, Inc.*	3,600	322,632
Total Construction Materials		2,588,241

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
BASIC MATERIALS FUND

	Shares	Value

METAL & GLASS CONTAINERS - 3.6%
Ball Corp.	10,452	$572,874
Crown Holdings, Inc.*	11,381	509,186
Owens-Illinois, Inc.*	14,453	488,945
AptarGroup, Inc.	6,500	429,650
Total Metal & Glass Containers		2,000,655
PAPER PRODUCTS - 3.1%
International Paper Co.	20,103	922,325
Domtar Corp.	4,090	458,980
KapStone Paper and Packaging Corp.*	11,300	325,892
Total Paper Products		1,707,197
ALUMINUM - 1.9%
Alcoa, Inc.	61,199	787,631
Kaiser Aluminum Corp.	3,240	231,401
Total Aluminum		1,019,032
SILVER - 0.9%
Silver Wheaton Corp.	21,102	479,015
FOREST PRODUCTS - 0.6%
Louisiana-Pacific Corp.*	18,640	314,457
PRECIOUS METALS & MINERALS - 0.5%
Stillwater Mining Co.*	18,108	268,179
Total Common Stocks
(Cost $35,432,749)		54,402,806

	Face Amount	Value

REPURCHASE AGREEMENT††,2 - 0.5%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$271,958	$271,958
Total Repurchase Agreement
(Cost $271,958)		271,958
SECURITIES LENDING COLLATERAL††,3 - 4.0%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	1,067,083	1,067,083
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	952,167	952,167
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	179,500	179,500
Total Securities Lending Collateral
(Cost $2,198,750)		2,198,750
Total Investments - 103.7%
(Cost $37,903,457)		$56,873,514
Other Assets & Liabilities, net - (3.7)%		(2,011,287)
Total Net Assets - 100.0%		$54,862,227

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.

[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

STATEMENT OF ASSETS

AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $2,129,025 of
securities loaned
(cost $35,432,749)	$54,402,806
Repurchase agreements, at value
(cost $2,470,708)	2,470,708
Total investments
(cost $37,903,457)	56,873,514
Receivables:
Fund shares sold	1,058,641
Dividends	70,982
Securities lending income	2,755
Total assets	58,005,892
Liabilities:
Payable for:
Upon return of securities loaned	2,198,750
Securities purchased	478,800
Fund shares redeemed	374,623
Management fees	38,083
Transfer agent and administrative fees	11,201
Distribution and service fees	7,566
Portfolio accounting fees	4,480
Miscellaneous	30,162
Total liabilities	3,143,665
Net assets	$54,862,227
Net assets consist of:
Paid in capital	$63,927,319
Undistributed net investment income	199,782
Accumulated net realized loss on investments	(28,234,931)
Net unrealized appreciation on investments	18,970,057
Net assets	$54,862,227
Investor Class:
Net assets	$33,687,408
Capital shares outstanding	641,239
Net asset value per share	$52.53
Advisor Class:
Net assets	$2,677,696
Capital shares outstanding	55,049
Net asset value per share	$48.64
A-Class:
Net assets	$13,346,853
Capital shares outstanding	267,317
Net asset value per share	$49.93
Maximum offering price per share
(Net asset value divided by 95.25%)	$52.42
C-Class:
Net assets	$5,150,270
Capital shares outstanding	112,181
Net asset value per share	$45.91

STATEMENT OF

OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $21,693)	$903,312
Income from securities lending, net	19,151
Interest	16
Total investment income	922,479

Expenses:
Management fees	381,625
Transfer agent and administrative fees	112,242
Distribution and service fees:
Advisor Class	12,203
A-Class	22,254
C-Class	50,548
Portfolio accounting fees	44,897
Trustees’ fees*	5,479
Tax expense	5,107
Custodian fees	5,022
Line of credit interest expense	298
Miscellaneous	65,163
Total expenses	704,838
Net investment income	217,641

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,023,395
Net realized gain	6,023,395
Net change in unrealized appreciation
(depreciation) on:
Investments	(5,738,840)
Net change in unrealized appreciation
(depreciation)	(5,738,840)
Net realized and unrealized gain	284,555
Net increase in net assets resulting
from operations	$502,196

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$217,641	$453,823
Net realized gain on investments	6,023,395	311,441
Net change in unrealized appreciation (depreciation) on investments	(5,738,840)	(1,310,252)
Net increase (decrease) in net assets resulting from operations	502,196	(544,988)

Distributions to shareholders from:
Net investment income
Investor Class	(196,131)	(159,284)
Advisor Class	(14,384)	(14,458)
A-Class	(54,137)	(29,092)
C-Class	(34,529)	(24,821)
Total distributions to shareholders	(299,181)	(227,655)

Capital share transactions:
Proceeds from sale of shares
Investor Class	162,952,932	175,560,604
Advisor Class	8,129,722	10,456,179
A-Class	13,387,890	6,275,946
C-Class	22,384,921	28,696,473
Distributions reinvested
Investor Class	187,009	142,259
Advisor Class	13,713	10,612
A-Class	50,565	26,621
C-Class	31,129	23,063
Cost of shares redeemed
Investor Class	(165,714,358)	(176,485,331)
Advisor Class	(9,087,918)	(11,897,822)
A-Class	(11,090,005)	(4,371,972)
C-Class	(23,983,376)	(30,128,845)
Net decrease from capital share transactions	(2,737,776)	(1,692,213)
Net decrease in net assets	(2,534,761)	(2,464,856)

Net assets:
Beginning of year	57,396,988	59,861,844
End of year	$54,862,227	$57,396,988
Undistributed net investment income at end of year	$199,782	$259,097

Capital share activity:
Shares sold
Investor Class	3,283,583	3,611,782
Advisor Class	179,322	230,287
A-Class	276,591	130,171
C-Class	520,203	667,452
Shares issued from reinvestment of distributions
Investor Class	3,814	2,927
Advisor Class	302	234
A-Class	1,084	574
C-Class	724	535
Shares redeemed
Investor Class	(3,367,228)	(3,633,585)
Advisor Class	(202,337)	(266,206)
A-Class	(243,630)	(95,233)
C-Class	(559,837)	(704,019)
Net decrease in shares	(107,409)	(55,081)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$49.94	$49.80	$56.36	$44.65	$27.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.46	.09	—[c]	.24
Net gain (loss) on investments (realized and unrealized)	2.58	(.15)	(6.65)	11.82	17.07
Total from investment operations	2.90	.31	(6.56)	11.82	17.31
Less distributions from:
Net investment income	(.31)	(.17)	—	(.11)	(.09)
Total distributions	(.31)	(.17)	—	(.11)	(.09)
Net asset value, end of period	$52.53	$49.94	$49.80	$56.36	$44.65

Total Return[b]	5.84%	0.65%	(11.66%)	26.50%	63.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,687	$36,012	$36,847	$73,606	$44,582
Ratios to average net assets:
Net investment income (loss)	0.66%	0.95%	0.17%	0.00%	0.65%
Total expenses	1.38%	1.36%	1.36%	1.39%	1.39%
Portfolio turnover rate	349%	251%	217%	292%	455%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$46.50	$46.61	$53.00	$42.20	$26.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.19	.08	(.20)	.03
Net gain (loss) on investments (realized and unrealized)	2.37	(.13)	(6.47)	11.11	16.20
Total from investment operations	2.45	.06	(6.39)	10.91	16.23
Less distributions from:
Net investment income	(.31)	(.17)	—	(.11)	(.09)
Total distributions	(.31)	(.17)	—	(.11)	(.09)
Net asset value, end of period	$48.64	$46.50	$46.61	$53.00	$42.20

Total Return[b]	5.31%	0.16%	(12.08%)	25.88%	62.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,678	$3,616	$5,287	$15,986	$8,799
Ratios to average net assets:
Net investment income (loss)	0.18%	0.43%	0.17%	(0.44%)	0.07%
Total expenses	1.88%	1.86%	1.86%	1.89%	1.89%
Portfolio turnover rate	349%	251%	217%	292%	455%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$47.60	$47.58	$53.99	$42.88	$26.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.32	(.01)	(.09)	.15
Net gain (loss) on investments (realized and unrealized)	2.42	(.13)	(6.40)	11.31	16.41
Total from investment operations	2.64	.19	(6.41)	11.22	16.56
Less distributions from:
Net investment income	(.31)	(.17)	—	(.11)	(.09)
Total distributions	(.31)	(.17)	—	(.11)	(.09)
Net asset value, end of period	$49.93	$47.60	$47.58	$53.99	$42.88

Total Return[b]	5.58%	0.41%	(11.87%)	26.20%	62.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,347	$11,104	$9,410	$18,187	$8,159
Ratios to average net assets:
Net investment income (loss)	0.47%	0.69%	(0.03%)	(0.19%)	0.40%
Total expenses	1.63%	1.61%	1.61%	1.64%	1.65%
Portfolio turnover rate	349%	251%	217%	292%	455%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$44.12	$44.45	$50.80	$40.67	$25.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.03)	(.33)	(.40)	(.13)
Net gain (loss) on investments (realized and unrealized)	2.25	(.13)	(6.02)	10.64	15.65
Total from investment operations	2.10	(.16)	(6.35)	10.24	15.52
Less distributions from:
Net investment income	(.31)	(.17)	—	(.11)	(.09)
Total distributions	(.31)	(.17)	—	(.11)	(.09)
Net asset value, end of period	$45.91	$44.12	$44.45	$50.80	$40.67

Total Return[b]	4.80%	(0.35%)	(12.50%)	25.21%	61.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,150	$6,666	$8,317	$13,353	$9,125
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.07%)	(0.73%)	(0.93%)	(0.37%)
Total expenses	2.38%	2.36%	2.36%	2.39%	2.40%
Portfolio turnover rate	349%	251%	217%	292%	455%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

c Net investment income is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering and in the design, manufacture or sale of related biotechnology products or services (“Biotechnology Companies”).

For the one-year period ended March 31, 2014, Biotechnology Fund Investor Class returned 39.82%, compared with the S&P 500 Health Care Index, which returned 29.24%. The broader S&P 500 Index returned 21.86%.

All industries contributed to Fund return. The industry contributing most to return was biotechnology, followed by life sciences tools & services, and pharmaceuticals.

The best-performing holdings in the Fund were Gilead Sciences, Inc., Intercept Pharmaceuticals, Inc. and Illumina, Inc. The worst-performing holdings in the Fund included Infinity Pharmaceuticals, Inc., Amarin Corporation plc ADR and Ariad Pharmaceuticals, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Gilead Sciences, Inc.	7.3%
Amgen, Inc.	6.8%
Biogen Idec, Inc.	5.8%
Celgene Corp.	5.3%
Regeneron Pharmaceuticals, Inc.	3.8%
Alexion Pharmaceuticals, Inc.	3.7%
Illumina, Inc.	3.0%
Vertex Pharmaceuticals, Inc.	2.8%
BioMarin Pharmaceutical, Inc.	2.1%
Incyte Corporation Ltd.	1.9%
Top Ten Total	42.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	39.82%	28.73%	12.78%
Advisor Class Shares	39.12%	28.08%	12.23%
C-Class Shares	38.45%	27.47%	11.68%
C-Class Shares with CDSC‡	37.45%	27.47%	11.68%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Health Care Index	29.24%	21.64%	9.02%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	39.48%	28.41%	14.31%
A-Class Shares with sales charge†	32.86%	27.16%	13.73%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Health Care Index	29.24%	21.64%	9.53%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	March 31, 2014
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.8%

BIOTECHNOLOGY - 87.3%
Gilead Sciences, Inc.*	443,536	$31,428,960
Amgen, Inc.	236,654	29,188,903
Biogen Idec, Inc.*	80,933	24,754,977
Celgene Corp.*	162,157	22,637,117
Regeneron Pharmaceuticals, Inc.*	54,019	16,220,825
Alexion Pharmaceuticals, Inc.*	105,774	16,091,399
Vertex Pharmaceuticals, Inc.*	171,152	12,103,869
BioMarin Pharmaceutical, Inc.*	133,494	9,105,626
Incyte Corporation Ltd.*	155,569	8,326,053
Pharmacyclics, Inc.*	77,800	7,797,116
Cubist Pharmaceuticals, Inc.*	95,138	6,959,345
Intercept Pharmaceuticals, Inc.*	20,600	6,793,674
Isis Pharmaceuticals, Inc.*	156,080	6,744,217
Alkermes plc*	151,163	6,664,777
United Therapeutics Corp.*	70,843	6,661,367
Medivation, Inc.*	103,370	6,653,927
Seattle Genetics, Inc.*,1	145,744	6,640,097
OPKO Health, Inc.*,1	662,933	6,178,536
Alnylam Pharmaceuticals, Inc.*	91,608	6,150,561
Grifols S.A. ADR	141,116	5,828,091
Cepheid, Inc.*	110,176	5,682,878
InterMune, Inc.*	167,635	5,610,743
Theravance, Inc.*,1	181,106	5,603,420
NPS Pharmaceuticals, Inc.*	175,769	5,260,766
Puma Biotechnology, Inc.*	48,100	5,009,134
Myriad Genetics, Inc.*	139,980	4,785,916
Synageva BioPharma Corp.*	55,400	4,596,538
Intrexon Corp.*,1	174,200	4,579,718
ACADIA Pharmaceuticals, Inc.*,1	182,633	4,443,461
Clovis Oncology, Inc.*	60,500	4,190,835
Keryx Biopharmaceuticals, Inc.*,1	242,460	4,131,518
Arena Pharmaceuticals, Inc.*,1	637,650	4,017,195
Ironwood Pharmaceuticals, Inc. — Class A*	307,324	3,786,232
ARIAD Pharmaceuticals, Inc.*,1	469,145	3,781,309
Acorda Therapeutics, Inc.*	98,059	3,717,417
Halozyme Therapeutics, Inc.*	288,400	3,662,680
Aegerion Pharmaceuticals, Inc.*	75,900	3,500,508
PDL BioPharma, Inc.[1]	415,213	3,450,420
Celldex Therapeutics, Inc.*	194,380	3,434,695
Ligand Pharmaceuticals, Inc. — Class B*	50,900	3,423,534
ImmunoGen, Inc.*,1	223,900	3,342,827
Neurocrine Biosciences, Inc.*	206,400	3,323,040
MannKind Corp.*,1	766,600	3,081,732
Sangamo BioSciences, Inc.*,1	166,360	3,007,789
Exact Sciences Corp.*,1	207,855	2,945,305
KYTHERA Biopharmaceuticals, Inc.*	73,200	2,910,432
NewLink Genetics Corp.*,1	96,100	2,729,240
Sarepta Therapeutics, Inc.*,1	112,639	2,706,715
Idenix Pharmaceuticals, Inc.*,1	422,641	2,548,525
Orexigen Therapeutics, Inc.*	365,300	2,374,450
Raptor Pharmaceutical Corp.*,1	231,300	2,313,000
Organovo Holdings, Inc.*,1	302,480	2,310,947
Vanda Pharmaceuticals, Inc.*	133,700	2,172,625
Arrowhead Research Corp.*	131,500	2,159,230
Momenta Pharmaceuticals, Inc.*	183,400	2,136,610
XOMA Corp.*	398,600	2,076,706
Chelsea Therapeutics International Ltd.*	343,800	1,897,776
Exelixis, Inc.*,1	526,500	1,863,810
Total Biotechnology		375,499,113
LIFE SCIENCES TOOLS & SERVICES - 10.7%
Illumina, Inc.*,1	87,246	12,969,990
Quintiles Transnational Holdings, Inc.*	153,419	7,789,083
QIAGEN N.V.*	303,300	6,396,597
Bio-Rad Laboratories, Inc. — Class A*	46,280	5,929,394
Techne Corp.	63,684	5,436,703
Charles River Laboratories International, Inc.*	85,800	5,177,172
Affymetrix, Inc.*,1	304,900	2,173,937
Total Life Sciences Tools & Services		45,872,876
PHARMACEUTICALS - 1.8%
Medicines Co.*	144,250	4,099,585
Nektar Therapeutics*	289,280	3,506,074
Total Pharmaceuticals		7,605,659
Total Common Stocks
(Cost $247,204,428)		428,977,648
RIGHTS - 0.0%
Clinical Data, Inc.
Expires 12/31/20*,†††,2	24,000	—
Total Rights
(Cost $—)		—

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
BIOTECHNOLOGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENT††,3 - 0.3%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$1,110,853	$1,110,853
Total Repurchase Agreement
(Cost $1,110,853)		1,110,853
SECURITIES LENDING COLLATERAL††,4 - 11.1%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	23,251,686	23,251,686
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	20,747,658	20,747,658
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	3,911,291	3,911,291
Total Securities Lending Collateral
(Cost $47,910,635)		47,910,635
Total Investments - 111.2%
(Cost $296,225,916)		$477,999,136
Other Assets & Liabilities, net - (11.2)%		(48,256,850)
Total Net Assets - 100.0%		$429,742,286

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.

[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.

[2]	Illiquid security.

[3]	Repurchase Agreement — See Note 5.

[4]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $48,074,600
of securities loaned
(cost $247,204,428)	$428,977,648
Repurchase agreements, at value
(cost $49,021,488)	49,021,488
Total investments
(cost $296,225,916)	477,999,136
Receivables:
Securities sold	6,015,279
Fund shares sold	1,887,040
Securities lending income	179,486
Total assets	486,080,941
Liabilities:
Payable for:
Upon return of securities loaned	47,910,635
Fund shares redeemed	7,649,852
Management fees	341,183
Transfer agent and administrative fees	100,348
Distribution and service fees	54,400
Portfolio accounting fees	34,721
Miscellaneous	247,516
Total liabilities	56,338,655
Net assets	$429,742,286
Net assets consist of:
Paid in capital	$252,664,416
Undistributed net investment income	—
Accumulated net realized gain on investments	(4,695,350)
Net unrealized appreciation on investments	181,773,220
Net assets	$429,742,286
Investor Class:
Net assets	$313,323,681
Capital shares outstanding	4,576,179
Net asset value per share	$68.47
Advisor Class:
Net assets	$37,978,227
Capital shares outstanding	603,028
Net asset value per share	$62.98
A-Class:
Net assets	$51,270,348
Capital shares outstanding	796,047
Net asset value per share	$64.41
Maximum offering price per share
(Net asset value divided by 95.25%)	$67.62
C-Class:
Net assets	$27,170,030
Capital shares outstanding	452,094
Net asset value per share	$60.10

STATEMENT OF

OPERATIONS

Year Ended March 31, 2014

Investment Income:
Income from securities lending, net	$1,235,958
Dividends	770,165
Interest	260
Total investment income	2,006,383

Expenses:
Management fees	3,145,637
Transfer agent and administrative fees	925,184
Distribution and service fees:
Advisor Class	185,819
A-Class	114,763
C-Class	220,520
Portfolio accounting fees	339,360
Custodian fees	41,490
Trustees’ fees*	25,160
Line of credit interest expense	3,872
Miscellaneous	554,563
Total expenses	5,556,368
Net investment loss	(3,549,985)

Net Realized and Unrealized Gain (loss):
Net realized gain (loss) on:
Investments	22,271,740
Net realized gain	22,271,740
Net change in unrealized appreciation
(depreciation) on:
Investments	84,195,149
Net change in unrealized appreciation
(depreciation)	84,195,149
Net realized and unrealized gain	106,466,889
Net increase in net assets resulting
from operations	$102,916,904

* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(3,549,985)	$(2,084,069)
Net realized gain on investments	22,271,740	4,729,472
Net change in unrealized appreciation (depreciation) on investments	84,195,149	51,758,234
Net increase in net assets resulting from operations	102,916,904	54,403,637

Capital share transactions:
Proceeds from sale of shares
Investor Class	520,369,253	469,000,382
Advisor Class	128,608,371	78,606,634
A-Class	68,697,208	54,901,267
C-Class	39,913,128	40,956,893
Cost of shares redeemed
Investor Class	(452,747,513)	(426,833,879)
Advisor Class	(123,757,687)	(69,817,795)
A-Class	(55,968,103)	(38,802,538)
C-Class	(32,688,163)	(37,066,779)
Net increase from capital share transactions	92,426,494	70,944,185
Net increase in net assets	195,343,398	125,347,822

Net assets:
Beginning of year	234,398,888	109,051,066
End of year	$429,742,286	$234,398,888
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(1,307,774)

Capital share activity:
Shares sold
Investor Class	8,519,648	11,739,617
Advisor Class	2,294,916	2,073,757
A-Class	1,179,822	1,440,618
C-Class	749,811	1,112,660
Shares redeemed
Investor Class	(7,452,878)	(10,642,905)
Advisor Class	(2,188,643)	(1,819,571)
A-Class	(955,296)	(1,005,019)
C-Class	(612,767)	(1,008,536)
Net increase in shares	1,534,613	1,890,621

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$48.97	$36.90	$29.16	$27.34	$19.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(.40)	(.34)	(.33)	(.21)
Net gain (loss) on investments (realized and unrealized)	20.01	12.47	8.08	2.15	8.18
Total from investment operations	19.50	12.07	7.74	1.82	7.97
Net asset value, end of period	$68.47	$48.97	$36.90	$29.16	$27.34

Total Return[b]	39.82%	32.71%	26.54%	6.66%	41.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$313,324	$171,844	$89,027	$44,686	$147,631
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.98%)	(1.09%)	(1.26%)	(0.90%)
Total expenses	1.36%	1.35%	1.36%	1.39%	1.39%
Portfolio turnover rate	119%	197%	333%	337%	316%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$45.27	$34.27	$27.22	$25.66	$18.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74)	(.56)	(.48)	(.43)	(.30)
Net gain (loss) on investments
(realized and unrealized)	18.45	11.56	7.53	1.99	7.69
Total from investment operations	17.71	11.00	7.05	1.56	7.39
Net asset value, end of period	$62.98	$45.27	$34.27	$27.22	$25.66

Total Return[b]	39.12%	32.10%	25.90%	6.08%	40.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,978	$22,486	$8,313	$7,410	$9,144
Ratios to average net assets:
Net investment income (loss)	(1.32%)	(1.46%)	(1.65%)	(1.77%)	(1.38%)
Total expenses	1.86%	1.86%	1.87%	1.89%	1.89%
Portfolio turnover rate	119%	197%	333%	337%	316%

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$46.18	$34.88	$27.64	$25.98	$18.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.62)	(.48)	(.37)	(.37)	(.25)
Net gain (loss) on investments (realized and unrealized)	18.85	11.78	7.61	2.03	7.78
Total from investment operations	18.23	11.30	7.24	1.66	7.53
Net asset value, end of period	$64.41	$46.18	$34.88	$27.64	$25.98

Total Return[b]	39.48%	32.40%	26.19%	6.39%	40.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,270	$26,391	$4,741	$2,211	$2,869
Ratios to average net assets:
Net investment income (loss)	(1.07%)	(1.21%)	(1.30%)	(1.51%)	(1.12%)
Total expenses	1.61%	1.61%	1.61%	1.64%	1.64%
Portfolio turnover rate	119%	197%	333%	337%	316%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$43.41	$33.04	$26.38	$24.96	$17.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.99)	(.73)	(.58)	(.54)	(.38)
Net gain (loss) on investments (realized and unrealized)	17.68	11.10	7.24	1.96	7.47
Total from investment operations	16.69	10.37	6.66	1.42	7.09
Net asset value, end of period	$60.10	$43.41	$33.04	$26.38	$24.96

Total Return[b]	38.45%	31.39%	25.25%	5.65%	39.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,170	$13,677	$6,969	$3,393	$4,705
Ratios to average net assets:
Net investment income (loss)	(1.82%)	(1.96%)	(2.06%)	(2.27%)	(1.78%)
Total expenses	2.36%	2.36%	2.36%	2.39%	2.39%
Portfolio turnover rate	119%	197%	333%	337%	316%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the one-year period ended March 31, 2014, Consumer Products Fund Investor Class returned 13.24%, compared with 10.65% for the S&P 500 Consumer Staples Index. The broader S&P 500 Index returned 21.86%.

Within the sector, the food products industry was the largest contributor to Fund return, followed by beverages. No industry detracted from return, but tobacco and personal products contributed least.

Fund performance for the period got the biggest boost from Keurig Green Mountain, Inc., Constellation Brands, Inc. — Class A and Tyson Foods, Inc. — Class A. The Fund’s leading detractors during the period were Philip Morris International, Inc., Avon Products, Inc. and ConAgra Foods, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	July 6, 1998
Advisor Class	August 17, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.5%
Coca-Cola Co.	4.8%
Philip Morris International, Inc.	4.2%
PepsiCo, Inc.	4.2%
Altria Group, Inc.	3.2%
Colgate-Palmolive Co.	2.9%
Mondelez International, Inc. — Class A	2.8%
Kimberly-Clark Corp.	2.4%
Kraft Foods Group, Inc.	2.1%
General Mills, Inc.	2.1%
Top Ten Total	34.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	13.24%	20.73%	9.32%
Advisor Class Shares	12.66%	20.13%	8.78%
C-Class Shares	12.11%	19.54%	8.22%
C-Class Shares with CDSC‡	11.11%	19.54%	8.22%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Consumer Staples Index	10.65%	18.59%	9.41%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	12.95%	20.44%	9.69%
A-Class Shares with sales charge†	7.59%	19.27%	9.13%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Consumer Staples Index	10.65%	18.59%	10.13%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	March 31, 2014
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.0%

PACKAGED FOODS & MEATS - 29.0%
Mondelez International, Inc. — Class A	137,370	$4,746,135
Kraft Foods Group, Inc.	63,500	3,562,351
General Mills, Inc.	67,737	3,510,131
Hershey Co.	28,792	3,005,885
Kellogg Co.	46,720	2,929,811
Mead Johnson Nutrition Co. — Class A	30,649	2,548,158
Tyson Foods, Inc. — Class A	54,895	2,415,929
Keurig Green Mountain, Inc.	21,974	2,320,235
Campbell Soup Co.	51,217	2,298,619
Hormel Foods Corp.	46,086	2,270,657
ConAgra Foods, Inc.	72,482	2,249,116
McCormick & Company, Inc.	27,339	1,961,300
JM Smucker Co.	20,131	1,957,538
Unilever N.V.	37,841	1,556,022
Pilgrim’s Pride Corp.*	71,500	1,495,780
BRF S.A. ADR	73,180	1,462,136
WhiteWave Foods Co. — Class A*	47,100	1,344,234
Flowers Foods, Inc.	60,992	1,308,278
Hillshire Brands Co.	35,040	1,305,590
Hain Celestial Group, Inc.*	14,180	1,297,045
TreeHouse Foods, Inc.*	13,701	986,335
Post Holdings, Inc.*	15,800	870,896
Sanderson Farms, Inc.	10,700	839,843
Dean Foods Co.	48,540	750,428
Total Packaged Foods & Meats		48,992,452
HOUSEHOLD PRODUCTS - 14.8%
Procter & Gamble Co.	115,860	9,338,315
Colgate-Palmolive Co.	74,649	4,842,481
Kimberly-Clark Corp.	36,422	4,015,526
Clorox Co.	23,867	2,100,535
Church & Dwight Company, Inc.	27,866	1,924,705
Energizer Holdings, Inc.	15,565	1,568,018
Spectrum Brands Holdings, Inc.	15,900	1,267,230
Total Household Products		25,056,810
SOFT DRINKS - 13.7%
Coca-Cola Co.	208,326	8,053,884
PepsiCo, Inc.	84,037	7,017,090
Coca-Cola Enterprises, Inc.	44,994	2,148,913
Monster Beverage Corp.*	30,553	2,121,906
Dr Pepper Snapple Group, Inc.	37,801	2,058,642
Fomento Economico Mexicano
SAB de CV ADR	18,293	1,705,639
Total Soft Drinks		23,106,074
TOBACCO - 12.8%
Philip Morris International, Inc.	86,697	7,097,884
Altria Group, Inc.	144,500	5,408,635
Reynolds American, Inc.	61,933	3,308,461
Lorillard, Inc.	51,531	2,786,796
British American Tobacco plc ADR	12,500	1,392,875
Vector Group Ltd.[1]	41,800	900,372
Universal Corp.	12,700	709,803
Total Tobacco		21,604,826
FOOD RETAIL - 7.1%
Kroger Co.	66,887	2,919,617
Whole Foods Market, Inc.	51,314	2,602,133
Safeway, Inc.	48,165	1,779,215
Sprouts Farmers Market, Inc.*	39,600	1,426,788
Casey’s General Stores, Inc.	14,523	981,610
SUPERVALU, Inc.*	120,682	825,465
Fresh Market, Inc.*	23,220	780,192
Susser Holdings Corp.*	11,300	705,911
Total Food Retail		12,020,931
DISTILLERS & VINTNERS - 5.4%
Brown-Forman Corp. — Class B	29,820	2,674,555
Constellation Brands, Inc. — Class A*	29,544	2,510,354
Beam, Inc.	27,570	2,296,581
Diageo plc ADR	13,020	1,622,162
Total Distillers & Vintners		9,103,652
AGRICULTURAL PRODUCTS - 4.7%
Archer-Daniels-Midland Co.	76,603	3,323,804
Bunge Ltd.	26,896	2,138,501
Ingredion, Inc.	20,774	1,414,294
Darling International, Inc.*	56,468	1,130,489
Total Agricultural Products		8,007,088
PERSONAL PRODUCTS - 4.5%
Estee Lauder Companies, Inc. — Class A	46,556	3,113,664
Herbalife Ltd.[1]	29,114	1,667,359
Nu Skin Enterprises, Inc. — Class A	17,430	1,444,076
Avon Products, Inc.	98,062	1,435,628
Total Personal Products		7,660,727
BREWERS - 4.2%
Anheuser-Busch InBev N.V. ADR	20,712	2,180,973
Molson Coors Brewing Co. — Class B	34,624	2,037,969
AMBEV S.A. ADR	240,200	1,779,882
Boston Beer Company, Inc. — Class A*	4,600	1,125,758
Total Brewers		7,124,582
FOOD DISTRIBUTORS - 2.8%
Sysco Corp.	78,305	2,829,159
United Natural Foods, Inc.*	16,330	1,158,124
Andersons, Inc.	14,000	829,360
Total Food Distributors		4,816,643
Total Common Stocks
(Cost $112,808,223)		167,493,785

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
CONSUMER PRODUCTS FUND

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.5%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$771,645	$771,645
Total Repurchase Agreement
(Cost $771,645)		771,645

SECURITIES LENDING COLLATERAL††,3 - 1.1%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	902,429	902,429
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	805,244	805,244
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	151,803	151,803
Total Securities Lending Collateral
(Cost $1,859,476)		1,859,476
Total Investments - 100.6%
(Cost $115,439,344)		$170,124,906
Other Assets & Liabilities, net - (0.6)%		(1,068,643)
Total Net Assets - 100.0%		$169,056,263

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value - including $1,858,892 of
securities loaned
(cost $112,808,223)	$167,493,785
Repurchase agreements, at value
(cost $2,631,121)	2,631,121
Total investments
(cost $115,439,344)	170,124,906
Receivables:
Fund shares sold	907,720
Dividends	381,489
Foreign taxes reclaim	1,910
Securities lending income	863
Total assets	171,416,888
Liabilities:
Payable for:
Upon return of securities loaned	1,859,476
Fund shares redeemed	215,420
Management fees	109,949
Transfer agent and administrative fees	32,338
Distribution and service fees	26,013
Portfolio accounting fees	12,935
Miscellaneous	104,494
Total liabilities	2,360,625
Net assets	$169,056,263
Net assets consist of:
Paid in capital	$122,879,037
Undistributed net investment income	1,445,447
Accumulated net realized loss on investments	(9,953,783)
Net unrealized appreciation on investments	54,685,562
Net assets	$169,056,263
Investor Class:
Net assets	$102,231,104
Capital shares outstanding	1,962,880
Net asset value per share	$52.08
Advisor Class:
Net assets	$27,161,899
Capital shares outstanding	573,201
Net asset value per share	$47.39
A-Class:
Net assets	$25,537,804
Capital shares outstanding	523,436
Net asset value per share	$48.79
Maximum offering price per share
(Net asset value divided by 95.25%)	$51.22
C-Class:
Net assets	$14,125,456
Capital shares outstanding	318,916
Net asset value per share	$44.29

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $30,863)	$4,234,123
Income from securities lending, net	36,943
Interest	132
Total investment income	4,271,198

Expenses:
Management fees	1,576,131
Transfer agent and administrative fees	463,566
Distribution and service fees:
Advisor Class	112,842
A-Class	55,413
C-Class	132,974
Portfolio accounting fees	185,425
Custodian fees	21,122
Trustees’ fees*	17,775
Line of credit interest expense	365
Miscellaneous	274,983
Total expenses	2,840,596
Net investment income	1,430,602

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,541,099
Net realized gain	16,541,099
Net change in unrealized appreciation (depreciation) on:
Investments	2,525,092
Net change in unrealized appreciation (depreciation)	2,525,092
Net realized and unrealized gain	19,066,191
Net increase in net assets resulting from operations	$20,496,793

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,430,602	$2,160,769
Net realized gain on investments	16,541,099	4,310,827
Net change in unrealized appreciation (depreciation) on investments	2,525,092	18,511,373
Net increase in net assets resulting from operations	20,496,793	24,982,969

Distributions to shareholders from:
Net investment income
Investor Class	(1,145,002)	(316,169)
Advisor Class	(232,317)	(40,225)
A-Class	(203,982)	(51,236)
C-Class	(138,802)	(33,036)
Net realized gains
Investor Class	(3,773,580)	—
Advisor Class	(765,646)	—
A-Class	(672,262)	—
C-Class	(457,448)	—
Total distributions to shareholders	(7,389,039)	(440,666)

Capital share transactions:
Proceeds from sale of shares
Investor Class	198,150,046	400,842,592
Advisor Class	38,899,657	59,744,738
A-Class	21,016,640	11,183,601
C-Class	27,537,280	40,893,529
Distributions reinvested
Investor Class	4,792,637	309,479
Advisor Class	995,811	40,024
A-Class	697,114	37,747
C-Class	581,614	31,073
Cost of shares redeemed
Investor Class	(291,984,030)	(392,919,700)
Advisor Class	(24,065,444)	(67,940,005)
A-Class	(19,454,898)	(13,768,084)
C-Class	(26,613,638)	(40,741,804)
Net decrease from capital share transactions	(69,447,211)	(2,286,810)
Net increase (decrease) in net assets	(56,339,457)	22,255,493

Net assets:
Beginning of year	225,395,720	203,140,227
End of year	$169,056,263	$225,395,720
Undistributed net investment income at end of year	$1,445,447	$1,720,103

Capital share activity:
Shares sold
Investor Class	3,954,307	9,597,574
Advisor Class	847,688	1,572,679
A-Class	446,742	283,087
C-Class	642,147	1,143,508
Shares issued from reinvestment of distributions
Investor Class	94,753	7,460
Advisor Class	21,601	1,050
A-Class	14,701	966
C-Class	13,476	864
Shares redeemed
Investor Class	(5,892,976)	(9,666,092)
Advisor Class	(527,437)	(1,800,187)
A-Class	(418,104)	(358,129)
C-Class	(619,832)	(1,137,871)
Net decrease in shares	(1,422,934)	(355,091)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$47.79	$40.19	$36.37	$37.83	$26.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.57	.49	.69	.50
Net gain (loss) on investments (realized and unrealized)	5.81	7.14	4.82	4.40	11.04
Total from investment operations	6.27	7.71	5.31	5.09	11.54
Less distributions from:
Net investment income	(.46)	(.11)	(.57)	(.82)	(.10)
Net realized gains	(1.52)	—	(.92)	(5.73)	—
Total distributions	(1.98)	(.11)	(1.49)	(6.55)	(.10)
Net asset value, end of period	$52.08	$47.79	$40.19	$36.37	$37.83

Total Return[b]	13.24%	19.26%	15.06%	14.81%	43.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,231	$181,945	$155,432	$57,876	$182,915
Ratios to average net assets:
Net investment income (loss)	0.91%	1.38%	1.29%	1.84%	1.46%
Total expenses	1.37%	1.35%	1.35%	1.38%	1.37%
Portfolio turnover rate	112%	230%	402%	400%	200%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$43.87	$37.08	$33.84	$35.77	$25.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.35	.24	.62	.35
Net gain (loss) on investments (realized and unrealized)	5.26	6.55	4.49	4.00	10.43
Total from investment operations	5.50	6.90	4.73	4.62	10.78
Less distributions from:
Net investment income	(.46)	(.11)	(.57)	(.82)	(.10)
Net realized gains	(1.52)	—	(.92)	(5.73)	—
Total distributions	(1.98)	(.11)	(1.49)	(6.55)	(.10)
Net asset value, end of period	$47.39	$43.87	$37.08	$33.84	$35.77

Total Return[b]	12.66%	18.66%	14.49%	14.32%	42.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,162	$10,148	$16,975	$3,475	$5,824
Ratios to average net assets:
Net investment income (loss)	0.51%	0.93%	0.68%	1.78%	1.17%
Total expenses	1.87%	1.85%	1.84%	1.88%	1.88%
Portfolio turnover rate	112%	230%	402%	400%	200%

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$45.00	$37.93	$34.49	$36.26	$25.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.44	.40	.41	.55
Net gain (loss) on investments (realized and unrealized)	5.44	6.74	4.53	4.37	10.44
Total from investment operations	5.77	7.18	4.93	4.78	10.99
Less distributions from:
Net investment income	(.46)	(.11)	(.57)	(.82)	(.10)
Net realized gains	(1.52)	—	(.92)	(5.73)	—
Total distributions	(1.98)	(.11)	(1.49)	(6.55)	(.10)
Net asset value, end of period	$48.79	$45.00	$37.93	$34.49	$36.26

Total Return[b]	12.95%	18.98%	14.80%	14.58%	43.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,538	$21,604	$21,021	$5,033	$21,277
Ratios to average net assets:
Net investment income (loss)	0.70%	1.12%	1.11%	1.14%	1.72%
Total expenses	1.62%	1.60%	1.60%	1.63%	1.63%
Portfolio turnover rate	112%	230%	402%	400%	200%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$41.32	$35.11	$32.28	$34.57	$24.36
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.13	.12	.30	.24
Net gain (loss) on investments (realized and unrealized)	4.96	6.19	4.20	3.96	10.07
Total from investment operations	4.95	6.32	4.32	4.26	10.31
Less distributions from:
Net investment income	(.46)	(.11)	(.57)	(.82)	(.10)
Net realized gains	(1.52)	—	(.92)	(5.73)	—
Total distributions	(1.98)	(.11)	(1.49)	(6.55)	(.10)
Net asset value, end of period	$44.29	$41.32	$35.11	$32.28	$34.57

Total Return[b]	12.11%	18.06%	13.91%	13.78%	42.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,125	$11,699	$9,712	$3,484	$4,194
Ratios to average net assets:
Net investment income (loss)	(0.02%)	0.37%	0.36%	0.90%	0.77%
Total expenses	2.37%	2.35%	2.35%	2.38%	2.38%
Portfolio turnover rate	112%	230%	402%	400%	200%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the one-year period ended March 31, 2014, Electronics Fund Investor Class returned 34.07%, compared with 25.59% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 21.86%.

Almost all the holdings in the Fund are in the semiconductors industry and the semiconductor equipment industry. Both contributed to the Fund’s positive performance for the period.

For the period, Fund performance got the biggest boost from Micron Technology, Inc., First Solar, Inc. and Intel Corp. detracting from Fund performance for the period were Broadcom Corp. — Class A, Mellanox Technologies Ltd. and Semtech Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.3%
Texas Instruments, Inc.	5.2%
Micron Technology, Inc.	3.6%
Applied Materials, Inc.	3.6%
Broadcom Corp. — Class A	3.1%
Analog Devices, Inc.	3.0%
Xilinx, Inc.	2.7%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2.6%
Linear Technology Corp.	2.5%
Altera Corp.	2.4%
Top Ten Total	37.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	34.07%	16.36%	0.40%
Advisor Class Shares	33.34%	15.76%	-0.10%
C-Class Shares	32.65%	15.19%	-0.56%
C-Class Shares with CDSC‡	31.65%	15.19%	-0.56%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Information Technology Index	25.59%	21.42%	7.69%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	33.72%	16.06%	3.80%
A-Class Shares with sales charge†	27.37%	14.94%	3.28%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Information Technology Index	25.59%	21.42%	9.17%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	March 31, 2014
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 100.2%

SEMICONDUCTORS - 85.0%
Intel Corp.	62,662	$1,617,306
Texas Instruments, Inc.	21,727	1,024,428
Micron Technology, Inc.*	30,210	714,769
Broadcom Corp. — Class A	19,341	608,855
Analog Devices, Inc.	10,943	581,511
Xilinx, Inc.	9,793	531,466
Taiwan Semiconductor
Manufacturing Company Ltd. ADR	25,930	519,119
Linear Technology Corp.	9,935	483,735
Altera Corp.	13,247	480,071
Maxim Integrated Products, Inc.	13,242	438,575
NVIDIA Corp.	24,416	437,291
Microchip Technology, Inc.	9,101	434,664
NXP Semiconductor N.V.*	7,115	418,433
Avago Technologies Ltd.	5,958	383,755
Freescale Semiconductor Ltd.*	15,560	379,820
LSI Corp.	32,876	363,937
Skyworks Solutions, Inc.*	9,661	362,481
Cree, Inc.*	6,403	362,154
First Solar, Inc.*	4,841	337,853
Marvell Technology Group Ltd.	21,337	336,058
ARM Holdings plc ADR	6,063	309,031
Canadian Solar, Inc.*,1	9,058	290,218
ON Semiconductor Corp.*	30,794	289,464
SunPower Corp. — Class A*,1	8,259	266,435
Atmel Corp.*	31,615	264,301
Himax Technologies, Inc. ADR[1]	19,964	229,985
Trina Solar Ltd. ADR*,1	17,015	228,852
JinkoSolar Holding Company Ltd. ADR*,1	7,949	222,175
Mellanox Technologies Ltd.*	5,516	215,841
Microsemi Corp.*	8,603	215,333
Synaptics, Inc.*	3,576	214,632
RF Micro Devices, Inc.*	27,049	213,146
Silicon Laboratories, Inc.*	4,073	212,814
TriQuint Semiconductor, Inc.*	15,787	211,388
Cavium, Inc.*	4,680	204,656
Yingli Green Energy Holding
Company Ltd. ADR*,1	46,562	202,545
International Rectifier Corp.*	7,186	196,896
Power Integrations, Inc.	2,973	195,564
JA Solar Holdings Company Ltd. ADR*	19,094	194,186
Integrated Device Technology, Inc.*	15,393	188,256
Fairchild Semiconductor International,
Inc. — Class A*	13,479	185,875
Semtech Corp.*	7,241	183,487
Intersil Corp. — Class A	13,975	180,557
Cypress Semiconductor Corp.	17,021	174,806
Cirrus Logic, Inc.*	8,097	160,887
OmniVision Technologies, Inc.*	8,327	147,388
Spansion, Inc. — Class A*	8,180	142,496
Ambarella, Inc.*	4,430	118,325
Total Semiconductors		16,675,820
SEMICONDUCTOR EQUIPMENT - 15.2%
Applied Materials, Inc.	34,655	707,655
KLA-Tencor Corp.	6,898	476,928
Lam Research Corp.*	7,477	411,235
ASML Holding N.V.	3,230	301,553
SunEdison, Inc.*	14,648	275,968
Teradyne, Inc.*	13,795	274,383
GT Advanced Technologies, Inc.*,1	11,649	198,615
Veeco Instruments, Inc.*	4,538	190,278
Advanced Energy Industries, Inc.*	5,670	138,915
Total Semiconductor Equipment		2,975,530
Total Common Stocks
(Cost $16,689,658)		19,651,350

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.0%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$418	418
Total Repurchase Agreement
(Cost $418)		418
SECURITIES LENDING COLLATERAL††,3 - 5.2%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	494,777	494,777
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	441,494	441,494
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	83,229	83,229
Total Securities Lending Collateral
(Cost $1,019,500)		1,019,500
Total Investments - 105.4%
(Cost $17,709,576)		$20,671,268
Other Assets & Liabilities, net - (5.4)%		(1,066,188)
Total Net Assets - 100.0%		$19,605,080

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value - including $987,249 of
securities loaned
(cost $16,689,658)	$19,651,350
Repurchase agreements, at value
(cost $1,019,918)	1,019,918
Total investments
(cost $17,709,576)	20,671,268
Receivables:
Securities sold	838,462
Fund shares sold	320,522
Dividends	3,902
Securities lending income	1,269
Total assets	21,835,423
Liabilities:
Overdraft due to custodian bank	23,000
Payable for:
Fund shares redeemed	1,164,092
Upon return of securities loaned	1,019,500
Management fees	10,831
Transfer agent and administrative fees	3,186
Distribution and service fees	2,686
Portfolio accounting fees	1,274
Miscellaneous	5,774
Total liabilities	2,230,343
Net assets	$19,605,080
Net assets consist of:
Paid in capital	$35,185,585
Accumulated net investment loss	(12,414)
Accumulated net realized loss on investments	(18,529,783)
Net unrealized appreciation on investments	2,961,692
Net assets	$19,605,080
Investor Class:
Net assets	$9,655,395
Capital shares outstanding	138,296
Net asset value per share	$69.82
Advisor Class:
Net assets	$3,577,324
Capital shares outstanding	55,549
Net asset value per share	$64.40
A-Class:
Net assets	$5,329,420
Capital shares outstanding	80,907
Net asset value per share	$65.87
Maximum offering price per share
(Net asset value divided by 95.25%)	$69.15
C-Class:
Net assets	$1,042,941
Capital shares outstanding	16,985
Net asset value per share	$61.40

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $391)	$109,334
Income from securities lending, net	3,861
Interest	8
Total investment income	113,203

Expenses:
Management fees	74,819
Transfer agent and administrative fees	22,005
Distribution and service fees:
Advisor Class	6,646
A-Class	4,653
C-Class	5,007
Portfolio accounting fees	8,802
Custodian fees	1,021
Trustees’ fees*	677
Line of credit interest expense	107
Miscellaneous	13,134
Total expenses	136,871
Net investment loss	(23,668)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	690,809
Net realized gain	690,809
Net change in unrealized appreciation (depreciation) on:
Investments	1,007,719
Net change in unrealized appreciation (depreciation)	1,007,719
Net realized and unrealized gain	1,698,528
Net increase in net assets resulting from operations	$1,674,860

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(23,668)	$17,513
Net realized gain on investments	690,809	422,790
Net change in unrealized appreciation (depreciation) on investments	1,007,719	(749,275)
Net increase (decrease) in net assets resulting from operations	1,674,860	(308,972)

Distributions to shareholders from:
Net investment income
Investor Class	(1,558)	—
Advisor Class	(974)	—
A-Class	(118)	—
C-Class	(329)	—
Total distributions to shareholders	(2,979)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	119,447,698	69,160,019
Advisor Class	29,407,626	21,228,472
A-Class	15,892,309	3,492,941
C-Class	20,348,276	27,559,976
Distributions reinvested
Investor Class	1,521	—
Advisor Class	967	—
A-Class	118	—
C-Class	328	—
Cost of shares redeemed
Investor Class	(113,730,945)	(71,451,834)
Advisor Class	(27,385,057)	(21,186,488)
A-Class	(11,112,191)	(3,819,431)
C-Class	(20,133,392)	(27,124,726)
Net increase (decrease) from capital share transactions	12,737,258	(2,141,071)
Net increase (decrease) in net assets	14,409,139	(2,450,043)

Net assets:
Beginning of year	5,195,941	7,645,984
End of year	$19,605,080	$5,195,941
Accumulated net investment loss/Undistributed net investment income at end of year	$(12,414)	$2,979

Capital share activity:
Shares sold
Investor Class	1,999,524	1,407,308
Advisor Class	523,694	471,632
A-Class	274,282	75,195
C-Class	391,550	633,511
Shares issued from reinvestment of distributions
Investor Class	25	—
Advisor Class	17	—
A-Class	2	—
C-Class	6	—
Shares redeemed
Investor Class	(1,917,706)	(1,449,849)
Advisor Class	(494,817)	(469,703)
A-Class	(199,435)	(81,755)
C-Class	(388,980)	(624,407)
Net increase (decrease) in shares	188,162	(38,068)

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$52.11	$55.09	$60.57	$52.33	$32.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.22	(.12)	(.13)	(.02)
Net gain (loss) on investments (realized and unrealized)	17.79	(3.20)	(5.36)	8.37	19.59
Total from investment operations	17.75	(2.98)	(5.48)	8.24	19.57
Less distributions from:
Net investment income	(.04)	—	—	—	—
Total distributions	(.04)	—	—	—	—
Net asset value, end of period	$69.82	$52.11	$55.09	$60.57	$52.33

Total Return[b]	34.07%	(5.41%)	(9.05%)	15.75%	59.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,655	$2,942	$5,453	$6,976	$15,988
Ratios to average net assets:
Net investment income (loss)	(0.07%)	0.45%	(0.22%)	(0.23%)	(0.06%)
Total expenses	1.37%	1.35%	1.35%	1.39%	1.38%
Portfolio turnover rate	1,436%	1,640%	1,329%	1,171%	592%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$48.33	$51.40	$56.77	$49.26	$31.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.12)	(.34)	(.41)	(.16)
Net gain (loss) on investments (realized and unrealized)	16.28	(2.95)	(5.03)	7.92	18.41
Total from investment operations	16.11	(3.07)	(5.37)	7.51	18.25
Less distributions from:
Net investment income	(.04)	—	—	—	—
Total distributions	(.04)	—	—	—	—
Net asset value, end of period	$64.40	$48.33	$51.40	$56.77	$49.26

Total Return[b]	33.34%	(5.97%)	(9.46%)	15.25%	58.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,577	$1,288	$1,271	$3,081	$1,634
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.26%)	(0.67%)	(0.79%)	(0.39%)
Total expenses	1.87%	1.85%	1.86%	1.89%	1.87%
Portfolio turnover rate	1,436%	1,640%	1,329%	1,171%	592%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$49.29	$52.23	$57.59	$49.88	$31.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	.24	(.19)	(.21)	(.14)
Net gain (loss) on investments (realized and unrealized)	16.95	(3.18)	(5.17)	7.92	18.71
Total from investment operations	16.62	(2.94)	(5.36)	7.71	18.57
Less distributions from:
Net investment income	(.04)	—	—	—	—
Total distributions	(.04)	—	—	—	—
Net asset value, end of period	$65.87	$49.29	$52.23	$57.59	$49.88

Total Return[b]	33.72%	(5.63%)	(9.31%)	15.46%	59.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,329	$299	$659	$1,619	$1,329
Ratios to average net assets:
Net investment income (loss)	(0.59%)	0.51%	(0.36%)	(0.43%)	(0.31%)
Total expenses	1.62%	1.60%	1.62%	1.64%	1.62%
Portfolio turnover rate	1,436%	1,640%	1,329%	1,171%	592%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$46.32	$49.50	$55.03	$47.90	$30.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.54)	(.18)	(.70)	(.65)	(.51)
Net gain (loss) on investments (realized and unrealized)	15.66	(3.00)	(4.83)	7.78	18.13
Total from investment operations	15.12	(3.18)	(5.53)	7.13	17.62
Less distributions from:
Net investment income	(.04)	—	—	—	—
Total distributions	(.04)	—	—	—	—
Net asset value, end of period	$61.40	$46.32	$49.50	$55.03	$47.90

Total Return[b]	32.65%	(6.44%)	(10.01%)	14.86%	58.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,043	$667	$263	$1,246	$3,342
Ratios to average net assets:
Net investment income (loss)	(1.03%)	(0.41%)	(1.42%)	(1.31%)	(1.21%)
Total expenses	2.37%	2.35%	2.36%	2.39%	2.38%
Portfolio turnover rate	1,436%	1,640%	1,329%	1,171%	592%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

For the one-year period ended March 31, 2014, Energy Fund Investor Class returned 13.71%, compared with 14.41% for the S&P 500 Energy Index. The broader S&P 500 Index returned 21.86%.

Within the sector, the oil, gas & consumable fuels segment that composes about three-fourths of the Fund was the largest contributor to return, followed by the energy equipment & services industry. The lightly weighted industrial conglomerates industry was the only detractor from return.

Schlumberger Ltd., EOG Resources, Inc. and Haliburton Co. were among the most significant positive contributors to Fund performance for the period. Holdings detracting most from performance were Cobalt International Energy, Inc., Petroleo Brasileiro S.A. ADR and Diamond Offshore Drilling, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
Advisor Class	May 5, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	5.6%
Chevron Corp.	4.1%
Schlumberger Ltd.	3.1%
ConocoPhillips	2.5%
Occidental Petroleum Corp.	2.4%
EOG Resources, Inc.	2.0%
Halliburton Co.	1.9%
Phillips 66	1.8%
Anadarko Petroleum Corp.	1.7%
National Oilwell Varco, Inc.	1.6%
Top Ten Total	26.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	13.71%	16.74%	11.10%
Advisor Class Shares	13.08%	16.15%	10.52%
C-Class Shares	12.52%	15.56%	9.98%
C-Class Shares with CDSC‡	11.52%	15.56%	9.98%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Energy Index	14.41%	16.45%	12.96%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	13.37%	16.42%	10.23%
A-Class Shares with sales charge†	8.00%	15.29%	9.66%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Energy Index	14.41%	16.45%	12.27%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	March 31, 2014
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.6%

OIL & GAS EXPLORATION & PRODUCTION - 39.1%
ConocoPhillips	19,729	$1,387,934
EOG Resources, Inc.	5,513	1,081,484
Anadarko Petroleum Corp.	11,301	957,872
Apache Corp.	10,280	852,725
Devon Energy Corp.	11,801	789,841
Noble Energy, Inc.	10,806	767,658
Pioneer Natural Resources Co.	4,075	762,596
Marathon Oil Corp.	20,957	744,393
Continental Resources, Inc.*	5,731	712,191
Chesapeake Energy Corp.	24,285	622,182
Southwestern Energy Co.*	12,765	587,318
Antero Resources Corp.*	9,120	570,912
EQT Corp.	5,840	566,305
Concho Resources, Inc.*	4,611	564,848
Cabot Oil & Gas Corp.	16,670	564,780
Range Resources Corp.	6,596	547,270
Murphy Oil Corp.	8,038	505,269
Cimarex Energy Co.	3,995	475,844
Whiting Petroleum Corp.*	6,086	422,308
Encana Corp.	19,544	417,851
Canadian Natural Resources Ltd.	10,762	412,938
Cobalt International Energy, Inc.*	22,310	408,719
Gulfport Energy Corp.*	5,410	385,084
Energen Corp.	4,590	370,918
Denbury Resources, Inc.	21,823	357,897
Energy XXI Bermuda Ltd.	14,370	338,701
QEP Resources, Inc.	11,462	337,441
Talisman Energy, Inc.	33,088	330,218
SM Energy Co.	4,468	318,524
Newfield Exploration Co.*	10,129	317,645
Oasis Petroleum, Inc.*	7,450	310,889
Ultra Petroleum Corp.*,1	11,462	308,213
CNOOC Ltd. ADR	2,000	303,620
Laredo Petroleum, Inc.*	11,180	289,115
Diamondback Energy, Inc.*	4,080	274,625
WPX Energy, Inc.*	15,027	270,937
LinnCo LLC	10,000	270,500
Kodiak Oil & Gas Corp.*	22,209	269,617
SandRidge Energy, Inc.*,1	40,821	250,641
Rosetta Resources, Inc.*	5,230	243,613
Carrizo Oil & Gas, Inc.*	4,410	235,759
PDC Energy, Inc.*	3,380	210,439
Stone Energy Corp.*	4,980	209,011
Bonanza Creek Energy, Inc.*	4,200	186,480
Bill Barrett Corp.*	6,200	158,720
Penn Virginia Corp.*	8,400	146,916
Goodrich Petroleum Corp.*,1	8,290	131,148
Total Oil & Gas Exploration & Production		21,549,909
OIL & GAS EQUIPMENT & SERVICES - 18.1%
Schlumberger Ltd.	17,488	1,705,080
Halliburton Co.	17,850	1,051,187
National Oilwell Varco, Inc.	11,294	879,464
Baker Hughes, Inc.	12,605	819,577
Cameron International Corp.*	8,611	531,901
FMC Technologies, Inc.*	9,816	513,279
Weatherford International Ltd.*	27,248	473,025
Oceaneering International, Inc.	5,724	411,327
Core Laboratories N.V.	1,797	356,597
Superior Energy Services, Inc.	11,078	340,759
Tenaris S.A. ADR	7,679	339,796
Oil States International, Inc.*	3,387	333,958
Dresser-Rand Group, Inc.*	5,440	317,750
Dril-Quip, Inc.*	2,830	317,243
CARBO Ceramics, Inc.	1,940	267,701
Exterran Holdings, Inc.	5,900	258,892
Bristow Group, Inc.	3,300	249,216
Helix Energy Solutions Group, Inc.*	10,280	236,234
Tidewater, Inc.	4,800	233,376
McDermott International, Inc.*	25,053	195,914
Hornbeck Off shore Services, Inc.*	4,250	177,693
Total Oil & Gas Equipment & Services		10,009,969
INTEGRATED OIL & GAS - 18.0%
Exxon Mobil Corp.	31,471	3,074,087
Chevron Corp.	18,983	2,257,269
Occidental Petroleum Corp.	13,936	1,327,961
Hess Corp.	9,292	770,121
Petroleo Brasileiro S.A. ADR	48,512	637,933
BP plc ADR	12,226	588,071
Royal Dutch Shell plc ADR	6,867	501,703
Suncor Energy, Inc.	12,571	439,482
YPF S.A. ADR	11,200	348,992
Total Integrated Oil & Gas		9,945,619
OIL & GAS STORAGE & TRANSPORTATION - 8.1%
Kinder Morgan, Inc.	26,697	867,385
Williams Companies, Inc.	19,212	779,623
Spectra Energy Corp.	20,070	741,386
Cheniere Energy, Inc.*	9,531	527,541
ONEOK, Inc.	8,690	514,883
Kinder Morgan Management LLC*	6,202	444,519
Enbridge, Inc.	7,200	327,672
Targa Resources Corp.	3,000	297,780
Total Oil & Gas Storage & Transportation		4,500,789
OIL & GAS DRILLING - 7.9%
Transocean Ltd.[1]	16,382	677,232
Ensco plc — Class A	10,082	532,128
Noble Corporation plc	15,457	506,062
Helmerich & Payne, Inc.	4,616	496,497
Seadrill Ltd.[1]	12,614	443,508
Nabors Industries Ltd.	17,663	435,393
Diamond Off shore Drilling, Inc.[1]	7,960	388,130
Patterson-UTI Energy, Inc.	9,943	314,994
Rowan Companies plc — Class A*	8,844	297,866
Atwood Oceanics, Inc.*	5,170	260,516
Total Oil & Gas Drilling		4,352,326

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
ENERGY FUND

	Shares	Value

OIL & GAS REFINING & MARKETING - 6.4%
Phillips 66	12,832	$988,834
Valero Energy Corp.	14,418	765,596
Marathon Petroleum Corp.	8,436	734,269
HollyFrontier Corp.	9,323	443,588
Tesoro Corp.	7,552	382,056
Western Refining, Inc.	6,510	251,286
Total Oil & Gas Refining & Marketing		3,565,629
COAL & CONSUMABLE FUELS - 2.0%
CONSOL Energy, Inc.	10,966	438,092
Cameco Corp.	14,430	330,447
Peabody Energy Corp.	19,724	322,290
Total Coal & Consumable Fuels		1,090,829
Total Common Stocks
(Cost $28,816,546)		55,015,070

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 1.0%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$568,918	$568,918
Total Repurchase Agreement
(Cost $568,918)		568,918

SECURITIES LENDING COLLATERAL††,3 - 2.7%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	732,751	732,751
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	653,839	653,839
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	123,260	123,260
Total Securities Lending Collateral
(Cost $1,509,850)		1,509,850
Total Investments - 103.3%
(Cost $30,895,314)		$57,093,838
Other Assets & Liabilities, net - (3.3)%		(1,803,914)
Total Net Assets - 100.0%		$55,289,924

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value - including $1,479,229 of securities loaned
(cost $28,816,546)	$55,015,070
Repurchase agreements, at value
(cost $2,078,768)	2,078,768
Total investments
(cost $30,895,314)	57,093,838
Receivables:
Fund shares sold	1,062,980
Dividends	24,813
Securities lending income	1,350
Total assets	58,182,981
Liabilities:
Payable for:
Upon return of securities loaned	1,509,850
Securities purchased	669,891
Fund shares redeemed	618,937
Management fees	35,439
Transfer agent and administrative fees	10,423
Distribution and service fees	9,670
Portfolio accounting fees	4,169
Miscellaneous	34,678
Total liabilities	2,893,057
Net assets	$55,289,924
Net assets consist of:
Paid in capital	$38,168,816
Undistributed net investment income	200,733
Accumulated net realized loss on investments	(9,278,149)
Net unrealized appreciation on investments	26,198,524
Net assets	$55,289,924
Investor Class:
Net assets	$35,545,785
Capital shares outstanding	1,196,977
Net asset value per share	$29.70
Advisor Class:
Net assets	$4,763,820
Capital shares outstanding	173,849
Net asset value per share	$27.40
A-Class:
Net assets	$6,623,797
Capital shares outstanding	235,940
Net asset value per share	$28.07
Maximum offering price per share
(Net asset value divided by 95.25%)	$29.47
C-Class:
Net assets	$8,356,522
Capital shares outstanding	323,867
Net asset value per share	$25.80

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $13,657)	$1,154,266
Income from securities lending, net	25,630
Interest	34
Total investment income	1,179,930

Expenses:
Management fees	529,453
Transfer agent and administrative fees	155,721
Distribution and service fees:
Advisor Class	25,583
A-Class	13,702
C-Class	87,568
Portfolio accounting fees	62,288
Custodian fees	7,109
Trustees’ fees*	6,261
Line of credit interest expense	131
Miscellaneous	91,381
Total expenses	979,197
Net investment income	200,733

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,055,229
Net realized gain	14,055,229
Net change in unrealized appreciation (depreciation) on:
Investments	(5,739,014)
Net change in unrealized appreciation (depreciation)	(5,739,014)
Net realized and unrealized gain	8,316,215
Net increase in net assets resulting from operations	$8,516,948

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$200,733	$188,009
Net realized gain (loss) on investments	14,055,229	(30,051)
Net change in unrealized appreciation (depreciation) on investments	(5,739,014)	3,094,351
Net increase in net assets resulting from operations	8,516,948	3,252,309

Distributions to shareholders from:
Net investment income
Investor Class	—	(105,253)
Advisor Class	—	(19,330)
A-Class	—	(14,395)
C-Class	—	(31,997)
Return of capital
Investor Class	—	(605,329)
Advisor Class	—	(111,169)
A-Class	—	(82,789)
C-Class	—	(184,019)
Total distributions to shareholders	—	(1,154,281)

Capital share transactions:
Proceeds from sale of shares
Investor Class	143,421,747	154,529,221
Advisor Class	9,124,810	21,390,571
A-Class	9,853,780	4,920,012
C-Class	25,870,251	36,226,645
Distributions reinvested
Investor Class	—	694,988
Advisor Class	—	128,424
A-Class	—	82,881
C-Class	—	209,883
Cost of shares redeemed
Investor Class	(163,234,190)	(148,970,159)
Advisor Class	(10,093,114)	(27,017,234)
A-Class	(9,665,717)	(5,254,596)
C-Class	(28,215,805)	(40,129,113)
Net decrease from capital share transactions	(22,938,238)	(3,188,477)
Net decrease in net assets	(14,421,290)	(1,090,449)

Net assets:
Beginning of year	69,711,214	70,801,663
End of year	$55,289,924	$69,711,214
Undistributed net investment income at end of year	$200,733	$—

Capital share activity:
Shares sold
Investor Class	5,152,398	6,309,043
Advisor Class	356,398	991,630
A-Class	388,496	210,950
C-Class	1,083,634	1,745,084
Shares issued from reinvestment of distributions
Investor Class	—	30,270
Advisor Class	—	6,021
A-Class	—	3,805
C-Class	—	10,380
Shares redeemed
Investor Class	(5,837,470)	(6,123,443)
Advisor Class	(400,131)	(1,262,927)
A-Class	(378,139)	(229,600)
C-Class	(1,182,490)	(1,934,674)
Net decrease in shares	(817,304)	(243,461)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$26.12	$24.58	$28.70	$20.91	$14.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.12	.07	— [b]	.10
Net gain (loss) on investments (realized and unrealized)	3.43	1.89	(4.19)	7.82	6.82
Total from investment operations	3.58	2.01	(4.12)	7.82	6.92
Less distributions from:
Net investment income	—	(.07)	—	(.03)	(.02)
Return of capital	—	(.40)	—	—	—
Total distributions	—	(.47)	—	(.03)	(.02)
Net asset value, end of period	$29.70	$26.12	$24.58	$28.70	$20.91

Total Return[c]	13.71%	8.50%	(14.39%)	37.43%	49.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,546	$49,160	$40,947	$93,648	$35,228
Ratios to average net assets:
Net investment income (loss)	0.55%	0.52%	0.27%	0.00%	0.51%
Total expenses	1.37%	1.35%	1.36%	1.39%	1.38%
Portfolio turnover rate	231%	248%	288%	273%	228%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$24.23	$22.95	$26.93	$19.72	$13.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.01	(.08)	(.11)	(—)[b]
Net gain (loss) on investments (realized and unrealized)	3.19	1.74	(3.90)	7.35	6.46
Total from investment operations	3.17	1.75	(3.98)	7.24	6.46
Less distributions from:
Net investment income	—	(.07)	—	(.03)	(.02)
Return of capital	—	(.40)	—	—	—
Total distributions	—	(.47)	—	(.03)	(.02)
Net asset value, end of period	$27.40	$24.23	$22.95	$26.93	$19.72

Total Return[c]	13.08%	7.92%	(14.78%)	36.75%	48.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,764	$5,272	$11,080	$16,015	$6,489
Ratios to average net assets:
Net investment income (loss)	(0.09%)	0.06%	(0.33%)	(0.53%)	(0.02%)
Total expenses	1.87%	1.85%	1.86%	1.89%	1.88%
Portfolio turnover rate	231%	248%	288%	273%	228%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$24.76	$23.38	$27.40	$20.01	$13.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.08	(.01)	(.08)	.06
Net gain (loss) on investments
(realized and unrealized)	3.23	1.77	(4.01)	7.50	6.53
Total from investment operations	3.31	1.85	(4.02)	7.42	6.59
Less distributions from:
Net investment income	—	(.07)	—	(.03)	(.02)
Return of capital	—	(.40)	—	—	—
Total distributions	—	(.47)	—	(.03)	(.02)
Net asset value, end of period	$28.07	$24.76	$23.38	$27.40	$20.01

Total Return[c]	13.37%	8.20%	(14.67%)	37.11%	49.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,624	$5,586	$5,622	$14,752	$3,903
Ratios to average net assets:
Net investment income (loss)	0.30%	0.38%	(0.05%)	(0.38%)	0.35%
Total expenses	1.62%	1.60%	1.61%	1.64%	1.63%
Portfolio turnover rate	231%	248%	288%	273%	228%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$22.93	$21.85	$25.78	$18.97	$12.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.09)	(.19)	(.20)	(.08)
Net gain (loss) on investments
(realized and unrealized)	2.99	1.64	(3.74)	7.04	6.23
Total from investment operations	2.87	1.55	(3.93)	6.84	6.15
Less distributions from:
Net investment income	—	(.07)	—	(.03)	(.02)
Return of capital	—	(.40)	—	—	—
Total distributions	—	(.47)	—	(.03)	(.02)
Net asset value, end of period	$25.80	$22.93	$21.85	$25.78	$18.97

Total Return[c]	12.52%	7.40%	(15.24%)	36.09%	47.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,357	$9,693	$13,153	$19,993	$13,972
Ratios to average net assets:
Net investment income (loss)	(0.52%)	(0.45%)	(0.84%)	(0.99%)	(0.48%)
Total expenses	2.37%	2.35%	2.36%	2.39%	2.38%
Portfolio turnover rate	231%	248%	288%	273%	228%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Net investment income is less than $0.01 per share.

c Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production (“Energy Services Companies”).

For the one-year period ended March 31, 2014, Energy Services Fund Investor Class returned 14.70%, compared with the S&P 500 Energy Index, which returned 14.41%. The broader S&P 500 Index returned 21.86%.

The oil & gas equipment & services holdings in this Fund accounted for most of the Fund’s positive return for the period, followed by the oil & gas drilling industry. The lightly weighted oil & gas storage & transportation industry was the only detractor from return.

Schlumberger Ltd., Halliburton Co. and Helmerich & Payne, Inc. were the Fund’s best-performing holdings for the period. The Fund’s worst-performing holdings included Diamond Offshore Drilling, Inc., Transocean Ltd. and McDermott International, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	10.6%
Halliburton Co.	6.5%
National Oilwell Varco, Inc.	5.5%
Baker Hughes, Inc.	5.1%
Transocean Ltd.	3.8%
Cameron International Corp.	3.3%
FMC Technologies, Inc.	3.2%
Helmerich & Payne, Inc.	3.1%
Ensco plc — Class A	2.8%
Noble Corporation plc	2.6%
Top Ten Total	46.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	14.70%	20.02%	11.13%
Advisor Class Shares	14.14%	19.43%	10.58%
C-Class Shares	13.54%	18.82%	10.03%
C-Class Shares with CDSC‡	12.54%	18.82%	10.03%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Energy Index	14.41%	16.45%	12.96%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	14.42%	19.72%	10.31%
A-Class Shares with sales charge†	8.98%	18.56%	9.75%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Energy Index	14.41%	16.45%	12.27%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	March 31, 2014
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 98.9%

OIL & GAS EQUIPMENT & SERVICES - 70.5%
Schlumberger Ltd.	59,266	$5,778,434
Halliburton Co.	60,324	3,552,479
National Oilwell Varco, Inc.	38,206	2,975,101
Baker Hughes, Inc.	42,564	2,767,511
Cameron International Corp.*	29,214	1,804,549
FMC Technologies, Inc.*	33,103	1,730,956
Oceaneering International, Inc.	19,499	1,401,198
Weatherford International Ltd.*	75,949	1,318,475
Superior Energy Services, Inc.	37,607	1,156,791
Oil States International, Inc.*	11,611	1,144,845
Dresser-Rand Group, Inc.*	18,510	1,081,169
Dril-Quip, Inc.*	9,558	1,071,452
RPC, Inc.	52,440	1,070,825
CARBO Ceramics, Inc.[1]	6,803	938,746
Core Laboratories N.V.	4,565	905,879
Exterran Holdings, Inc.	19,990	877,161
Forum Energy Technologies, Inc.*	27,510	852,260
Tenaris S.A. ADR	18,635	824,599
Helix Energy Solutions Group, Inc.*	34,874	801,405
Bristow Group, Inc.	10,610	801,267
Tidewater, Inc.	16,277	791,388
McDermott International, Inc.*	84,885	663,801
SEACOR Holdings, Inc.*	7,665	662,409
C&J Energy Services, Inc.*	22,300	650,268
Hornbeck Off shore Services, Inc.*	14,457	604,447
Key Energy Services, Inc.*	64,441	595,435
Basic Energy Services, Inc.*	20,160	552,586
Gulfmark Off shore, Inc. — Class A	12,040	541,078
Geospace Technologies Corp.*	6,500	430,105
Total Oil & Gas Equipment & Services		38,346,619
OIL & GAS DRILLING - 28.4%
Transocean Ltd.[1]	50,461	2,086,057
Helmerich & Payne, Inc.	15,722	1,691,058
Ensco plc — Class A	29,049	1,533,206
Noble Corporation plc	43,554	1,425,958
Diamond Off shore Drilling, Inc.[1]	27,172	1,324,907
Seadrill Ltd.[1]	34,376	1,208,660
Nabors Industries Ltd.	47,618	1,173,784
Patterson-UTI Energy, Inc.	33,803	1,070,879
Rowan Companies plc — Class A*	30,207	1,017,372
Unit Corp.*	13,776	900,675
Atwood Oceanics, Inc.*	17,663	890,039
Precision Drilling Corp.	56,970	681,931
Hercules Off shore, Inc.*	89,780	412,090
Total Oil & Gas Drilling		15,416,616
Total Common Stocks
(Cost $28,319,163)		53,763,235

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.7%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$354,252	354,252
Total Repurchase Agreement
(Cost $354,252)		354,252
SECURITIES LENDING COLLATERAL††,3 - 5.4%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	1,425,111	1,425,111
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	1,271,638	1,271,638
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	239,726	239,726
Total Securities Lending Collateral
(Cost $2,936,475)		2,936,475
Total Investments - 105.0%
(Cost $31,609,890)		$57,053,962
Other Assets & Liabilities, net - (5.0)%		(2,703,083)
Total Net Assets - 100.0%		$54,350,879

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.

[3]	Securities lending collateral — See Note 6. ADR — American Depositary Receipt plc — Public Limited Company

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $2,893,111 of
securities loaned
(cost $28,319,163)	$53,763,235
Repurchase agreements, at value
(cost $3,290,727)	3,290,727
Total investments
(cost $31,609,890)	57,053,962
Receivables:
Fund shares sold	11,950,152
Dividends	22,956
Securities lending income	675
Total assets	69,027,745
Liabilities:
Payable for:
Securities purchased	11,277,502
Upon return of securities loaned	2,936,475
Fund shares redeemed	387,448
Management fees	27,654
Distribution and service fees	9,954
Transfer agent and administrative fees	8,133
Portfolio accounting fees	3,253
Miscellaneous	26,447
Total liabilities	14,676,866
Net assets	$54,350,879
Net assets consist of:
Paid in capital	$58,047,020
Accumulated net investment loss	(5,592)
Accumulated net realized loss on investments	(29,134,621)
Net unrealized appreciation on investments	25,444,072
Net assets	$54,350,879
Investor Class:
Net assets	$33,244,224
Capital shares outstanding	532,506
Net asset value per share	$62.43
Advisor Class:
Net assets	$4,933,232
Capital shares outstanding	85,218
Net asset value per share	$57.89
A-Class:
Net assets	$7,557,338
Capital shares outstanding	127,352
Net asset value per share	$59.34
Maximum offering price per share
(Net asset value divided by 95.25%)	$62.30
C-Class:
Net assets	$8,616,085
Capital shares outstanding	156,872
Net asset value per share	$54.92

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,035)	$630,992
Income from securities lending, net	15,769
Interest	31
Total investment income	646,792

Expenses:
Management fees	395,193
Transfer agent and administrative fees	116,233
Distribution and service fees:
Advisor Class	37,327
A-Class	16,536
C-Class	84,997
Portfolio accounting fees	46,493
Custodian fees	5,217
Trustees’ fees*	4,911
Line of credit interest expense	155
Miscellaneous	68,011
Total expenses	775,073
Net investment loss	(128,281)

Net Realized And Unrealized Gain (loss):
Net realized gain (loss) on:
Investments	10,172,016
Net realized gain	10,172,016
Net change in unrealized appreciation
(depreciation) on:
Investments	(4,603,394)
Net change in unrealized appreciation
(depreciation)	(4,603,394)
Net realized and unrealized gain	5,568,622
Net increase in net assets resulting
from operations	$5,440,341

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(128,281)	$(183,941)
Net realized gain on investments	10,172,016	3,214,998
Net change in unrealized appreciation (depreciation) on investments	(4,603,394)	(1,359,057)
Net increase in net assets resulting from operations	5,440,341	1,672,000

Capital share transactions:
Proceeds from sale of shares
Investor Class	136,799,275	148,932,078
Advisor Class	47,862,323	44,594,641
A-Class	11,403,811	2,262,133
C-Class	25,331,498	29,691,711
Cost of shares redeemed
Investor Class	(132,689,190)	(157,984,849)
Advisor Class	(53,070,944)	(42,995,012)
A-Class	(10,306,276)	(4,241,348)
C-Class	(26,390,621)	(31,597,061)
Net decrease from capital share transactions	(1,060,124)	(11,337,707)
Net increase (decrease) in net assets	4,380,217	(9,665,707)

Net assets:
Beginning of year	49,970,662	59,636,369
End of year	$54,350,879	$49,970,662
Accumulated net investment loss at end of year	$(5,592)	$(83,951)

Capital share activity:
Shares sold
Investor Class	2,359,895	3,027,302
Advisor Class	898,924	956,449
A-Class	204,539	47,873
C-Class	497,418	678,750
Shares redeemed
Investor Class	(2,306,869)	(3,223,101)
Advisor Class	(1,004,649)	(933,961)
A-Class	(183,900)	(87,570)
C-Class	(519,469)	(721,979)
Net decrease in shares	(54,111)	(256,237)

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$54.43	$50.87	$62.66	$42.83	$25.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.05)	(.14)	(.21)	(.01)
Net gain (loss) on investments
(realized and unrealized)	7.98	3.61	(11.65)	20.04	17.77
Total from investment operations	8.00	3.56	(11.79)	19.83	17.76
Net asset value, end of period	$62.43	$54.43	$50.87	$62.66	$42.83

Total Return[b]	14.70%	7.00%	(18.82%)	46.27%	70.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,244	$26,097	$34,353	$151,318	$49,371
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.10%)	(0.25%)	(0.42%)	(0.01%)
Total expenses	1.37%	1.35%	1.36%	1.39%	1.38%
Portfolio turnover rate	350%	275%	162%	205%	472%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$50.72	$47.64	$58.97	$40.50	$23.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.25)	(.34)	(.42)	(.26)
Net gain (loss) on investments
(realized and unrealized)	7.44	3.33	(10.99)	18.89	16.93
Total from investment operations	7.17	3.08	(11.33)	18.47	16.67
Net asset value, end of period	$57.89	$50.72	$47.64	$58.97	$40.50

Total Return[b]	14.14%	6.47%	(19.21%)	45.61%	69.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,933	$9,685	$8,025	$17,222	$6,631
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.54%)	(0.66%)	(0.93%)	(0.70%)
Total expenses	1.87%	1.85%	1.86%	1.89%	1.88%
Portfolio turnover rate	350%	275%	162%	205%	472%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$51.86	$48.59	$60.01	$41.12	$24.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.17)	(.25)	(.31)	(.16)
Net gain (loss) on investments
(realized and unrealized)	7.61	3.44	(11.17)	19.20	17.15
Total from investment operations	7.48	3.27	(11.42)	18.89	16.99
Net asset value, end of period	$59.34	$51.86	$48.59	$60.01	$41.12

Total Return[b]	14.42%	6.73%	(19.03%)	45.94%	70.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,557	$5,535	$7,115	$24,849	$8,957
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.37%)	(0.47%)	(0.67%)	(0.43%)
Total expenses	1.62%	1.60%	1.61%	1.64%	1.63%
Portfolio turnover rate	350%	275%	162%	205%	472%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$48.37	$45.66	$56.81	$39.22	$23.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50)	(.49)	(.54)	(.60)	(.44)
Net gain (loss) on investments
(realized and unrealized)	7.05	3.20	(10.61)	18.19	16.47
Total from investment operations	6.55	2.71	(11.15)	17.59	16.03
Net asset value, end of period	$54.92	$48.37	$45.66	$56.81	$39.22

Total Return[b]	13.54%	5.94%	(19.63%)	44.85%	69.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,616	$8,654	$10,144	$15,276	$11,059
Ratios to average net assets:
Net investment income (loss)	(0.97%)	(1.11%)	(1.13%)	(1.43%)	(1.25%)
Total expenses	2.37%	2.35%	2.36%	2.39%	2.38%
Portfolio turnover rate	350%	275%	162%	205%	472%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the financial services sector (“Financial Services Companies”).

For the one-year period ended March 31, 2014, Financial Services Fund Investor Class returned 17.67%, while the S&P 500 Financials Index returned 24.91% over the same period. The broader S&P 500 Index returned 21.86%.

The banks industry was the largest contributor to return, followed by the insurance industry. The commercial banks industry was the only detractor from return. The lightly weighted real estate management & development industry contributed least to return.

Wells Fargo & Co., Bank of America Corp. and JPMorgan Chase & Co. were the best-performing holdings in the Fund for the period. The worst performing holdings for the period were Annaly Capital Management, Inc., American Capital Agency Corp. and HCP, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
Advisor Class	April 6, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.7%
Wells Fargo & Co.	2.5%
JPMorgan Chase & Co.	2.3%
Bank of America Corp.	2.0%
Citigroup, Inc.	1.8%
American Express Co.	1.5%
U.S. Bancorp	1.4%
American International Group, Inc.	1.3%
Goldman Sachs Group, Inc.	1.3%
MetLife, Inc.	1.2%
Top Ten Total	18.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

68 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	17.67%	19.93%	0.66%
Advisor Class Shares	17.10%	19.33%	0.14%
C-Class Shares	16.58%	18.79%	-0.34%
C-Class Shares with CDSC‡	15.58%	18.79%	-0.34%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Financials Index	24.91%	22.39%	-0.47%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	17.41%	19.65%	0.53%
A-Class Shares with sales charge†	11.83%	18.51%	0.02%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Financials Index	24.91%	22.39%	-0.32%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	March 31, 2014
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.3%

DIVERSIFIED BANKS - 14.8%
Wells Fargo & Co.	15,735	$782,658
JPMorgan Chase & Co.	11,913	723,238
Bank of America Corp.	36,499	627,783
Citigroup, Inc.	11,643	554,207
U.S. Bancorp	9,885	423,671
Itau Unibanco Holding S.A. ADR	15,292	227,239
Banco Bradesco S.A. ADR	15,768	215,549
Credicorp Ltd.	1,380	190,330
ICICI Bank Ltd. ADR	4,311	188,822
HSBC Holdings plc ADR	3,701	188,122
HDFC Bank Ltd. ADR	4,510	185,045
Barclays plc ADR	10,820	169,874
Comerica, Inc.	2,698	139,756
Total Diversified Banks		4,616,294
ASSET MANAGEMENT & CUSTODY BANKS - 8.9%
BlackRock, Inc. — Class A	1,041	327,373
Bank of New York Mellon Corp.	8,489	299,576
Franklin Resources, Inc.	5,335	289,050
State Street Corp.	3,798	264,151
T. Rowe Price Group, Inc.	2,633	216,828
Ameriprise Financial, Inc.	1,922	211,555
Invesco Ltd.	5,207	192,659
Northern Trust Corp.	2,763	181,142
Affiliated Managers Group, Inc.*	750	150,038
Waddell & Reed Financial, Inc. — Class A	1,580	116,320
Legg Mason, Inc.	2,310	113,282
American Capital Ltd.*	6,610	104,372
Eaton Vance Corp.	2,620	99,979
Prospect Capital Corp.	8,180	88,344
Janus Capital Group, Inc.	6,280	68,264
WisdomTree Investments, Inc.*	4,990	65,469
Total Asset Management & Custody Banks		2,788,402
REGIONAL BANKS - 7.7%
PNC Financial Services Group, Inc.	3,754	326,599
BB&T Corp.	6,401	257,128
SunTrust Banks, Inc.	5,514	219,402
Fifth Third Bancorp	9,114	209,166
M&T Bank Corp.	1,519	184,255
Regions Financial Corp.	16,551	183,882
KeyCorp	11,835	168,530
CIT Group, Inc.	2,899	142,109
Huntington Bancshares, Inc.	13,827	137,855
Zions Bancorporation	3,550	109,979
SVB Financial Group*	840	108,175
Signature Bank*	860	108,007
Cullen/Frost Bankers, Inc.	1,310	101,564
First Niagara Financial Group, Inc.	9,290	87,791
First Horizon National Corp.	6,520	80,457
Total Regional Banks		2,424,899
PROPERTY & CASUALTY INSURANCE - 7.4%
Travelers Companies, Inc.	3,163	269,171
ACE Ltd.	2,622	259,735
Chubb Corp.	2,530	225,929
XL Group plc — Class A	6,289	196,531
Progressive Corp.	7,658	185,477
Assured Guaranty Ltd.	7,150	181,038
Axis Capital Holdings Ltd.	3,780	173,313
Arch Capital Group Ltd.	2,890	166,291
Allstate Corp.	2,886	163,290
Fidelity National Financial, Inc. — Class A	4,550	143,052
Cincinnati Financial Corp.	2,737	133,182
WR Berkley Corp.	2,630	109,461
MBIA, Inc.*	5,540	77,505
Total Property & Casualty Insurance		2,283,975
RETAIL REITs - 5.9%
Simon Property Group, Inc.	2,099	344,235
General Growth Properties, Inc.	9,924	218,328
Kimco Realty Corp.	6,755	147,799
Realty Income Corp.	3,544	144,808
Macerich Co.	2,302	143,484
Federal Realty Investment Trust	1,078	123,668
DDR Corp.	7,280	119,974
Regency Centers Corp.	2,060	105,184
Taubman Centers, Inc.	1,430	101,230
National Retail Properties, Inc.	2,905	99,700
Weingarten Realty Investors	3,080	92,400
CBL & Associates Properties, Inc.	5,000	88,750
Tanger Factory Outlet Centers, Inc.	2,480	86,800
Total Retail REITs		1,816,360
INVESTMENT BANKING & BROKERAGE - 5.1%
Goldman Sachs Group, Inc.	2,456	402,415
Morgan Stanley	11,700	364,689
Charles Schwab Corp.	10,030	274,120
TD Ameritrade Holding Corp.	5,929	201,290
Raymond James Financial, Inc.	2,360	131,995
E*TRADE Financial Corp.*	5,060	116,481
LPL Financial Holdings, Inc.	1,940	101,928
Total Investment Banking & Brokerage		1,592,918
LIFE & HEALTH INSURANCE - 5.0%
MetLife, Inc.	6,921	365,429
Prudential Financial, Inc.	3,470	293,736
Aflac, Inc.	4,158	262,120
Principal Financial Group, Inc.	3,885	178,671
Lincoln National Corp.	3,410	172,785
Unum Group	4,123	145,583
Torchmark Corp.	1,570	123,559
Total Life & Health Insurance		1,541,883
SPECIALIZED REITs - 4.9%
American Tower Corp. — Class A	3,400	278,357
Public Storage	1,518	255,768
Crown Castle International Corp.*	3,280	241,998

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014

FINANCIAL SERVICES FUND

	Shares	Value

Weyerhaeuser Co.	6,898	$202,456
Plum Creek Timber Company, Inc.	3,065	128,853
Rayonier, Inc.	2,524	115,877
Extra Space Storage, Inc.	2,360	114,484
Gaming and Leisure Properties, Inc.*	2,630	95,890
Corrections Corporation of America	2,841	88,980
Total Specialized REITs		1,522,663
CONSUMER FINANCE - 3.9%
American Express Co.	5,220	469,956
Capital One Financial Corp.	4,244	327,467
Discover Financial Services	4,309	250,741
SLM Corp.	6,212	152,070
Total Consumer Finance		1,200,234
RESIDENTIAL REITs - 3.8%
Equity Residential	3,899	226,102
AvalonBay Communities, Inc.	1,494	196,192
UDR, Inc.	4,858	125,482
Essex Property Trust, Inc.	701	119,205
Camden Property Trust	1,688	113,670
Mid-America Apartment Communities, Inc.	1,580	107,867
BRE Properties, Inc.	1,670	104,843
Apartment Investment & Management
Co. — Class A	3,390	102,446
American Campus Communities, Inc.	2,550	95,243
Total Residential REITs		1,191,050
SPECIALIZED FINANCE - 3.5%
CME Group, Inc. — Class A	3,090	228,692
IntercontinentalExchange Group, Inc.	1,127	222,954
McGraw Hill Financial, Inc.	2,840	216,692
Moody’s Corp.	2,429	192,668
NASDAQ OMX Group, Inc.	3,364	124,266
CBOE Holdings, Inc.	1,870	105,842
Total Specialized Finance		1,091,114
MULTI-LINE INSURANCE - 3.4%
American International Group, Inc.	8,170	408,582
Loews Corp.	4,560	200,868
Hartford Financial Services Group, Inc.	5,441	191,904
Genworth Financial, Inc. — Class A*	7,840	139,003
Assurant, Inc.	1,560	101,338
Total Multi-Line Insurance		1,041,695
MULTI-SECTOR HOLDINGS - 3.3%
Berkshire Hathaway, Inc. — Class B*	6,809	850,921
Leucadia National Corp.	5,677	158,956
Total Multi-Sector Holdings		1,009,877
REINSURANCE - 3.1%
Everest Re Group Ltd.	1,238	189,476
RenaissanceRe Holdings Ltd.	1,820	177,632
PartnerRe Ltd.	1,690	174,915
Validus Holdings Ltd.	4,570	172,335
Alleghany Corp.*	330	134,435
Reinsurance Group of America, Inc. — Class A	1,390	110,686
Total Reinsurance		959,479
OFFICE REITs - 2.8%
Boston Properties, Inc.	1,728	197,909
SL Green Realty Corp.	1,473	148,213
Digital Realty Trust, Inc.	2,443	129,674
Alexandria Real Estate Equities, Inc.	1,490	108,114
Kilroy Realty Corp.	1,770	103,687
BioMed Realty Trust, Inc.	4,790	98,147
Highwoods Properties, Inc.	2,310	88,727
Total Office REITs		874,471
HEALTH CARE REITs - 2.7%
HCP, Inc.	5,535	214,703
Ventas, Inc.	3,474	210,420
Health Care REIT, Inc.	3,519	209,732
Senior Housing Properties Trust	4,590	103,137
Omega Healthcare Investors, Inc.	2,930	98,214
Total Health Care REITs		836,206
DIVERSIFIED REITs - 2.6%
Vornado Realty Trust	2,052	202,244
American Realty Capital Properties, Inc.	11,675	163,684
Duke Realty Corp.	6,953	117,367
WP Carey, Inc.	1,890	113,532
Liberty Property Trust	3,010	111,250
Spirit Realty Capital, Inc.	9,042	99,281
Total Diversified REITs		807,358
MORTGAGE REITs - 2.5%
Altisource Residential Corp.	5,480	172,948
Annaly Capital Management, Inc.	14,270	156,542
American Capital Agency Corp.	6,264	134,613
NorthStar Realty Finance Corp.	6,900	111,366
Starwood Property Trust, Inc.	4,420	104,268
Two Harbors Investment Corp.	9,190	94,198
Total Mortgage REITs		773,935
INSURANCE BROKERS - 2.3%
Marsh & McLennan Companies, Inc.	5,107	251,776
Aon plc	2,733	230,337
Arthur J Gallagher & Co.	2,590	123,232
Brown & Brown, Inc.	3,320	102,123
Total Insurance Brokers		707,468
THRIFTS & MORTGAGE FINANCE - 2.0%
New York Community Bancorp, Inc.	8,000	128,559
Ocwen Financial Corp.*	2,907	113,896
Hudson City Bancorp, Inc.	11,130	109,408
People’s United Financial, Inc.	6,925	102,975
MGIC Investment Corp.*	9,480	80,770
Radian Group, Inc.	5,090	76,503
Total Thrifts & Mortgage Finance		612,111
REAL ESTATE SERVICES - 1.2%
CBRE Group, Inc. — Class A*	5,270	144,556
Realogy Holdings Corp.*	2,660	115,577
Jones Lang LaSalle, Inc.	880	104,280
Total Real Estate Services		364,413

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014

FINANCIAL SERVICES FUND

	Shares	Value

INDUSTRIAL REITs - 1.0%
Prologis, Inc.	5,436	$221,952
DCT Industrial Trust, Inc.	9,980	78,642
Total Industrial REITs		300,594
HOTEL & RESORT REITs - 0.9%
Host Hotels & Resorts, Inc.	9,558	193,454
LaSalle Hotel Properties	2,690	84,224
Total Hotel & Resort REITs		277,678
DIVERSIFIED CAPITAL MARKETS - 0.6%
Deutsche Bank AG	3,916	175,554
Total Common Stocks
(Cost $24,016,278)		30,810,631

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.4%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$120,508	120,508
Total Repurchase Agreement
(Cost $120,508)		120,508
Total Investments - 99.7%
(Cost $24,136,786)		$30,931,139
Other Assets & Liabilities, net - 0.3%		89,242
Total Net Assets - 100.0%		$31,020,381

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

REIT — Real Estate Investment Trust

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at value
(cost $24,016,278)	$30,810,631
Repurchase agreements, at value
(cost $120,508)	120,508
Total investments
(cost $24,136,786)	30,931,139
Receivables:
Fund shares sold	1,645,138
Dividends	50,365
Securities lending income	100
Total assets	32,626,742
Liabilities:
Payable for:
Securities purchased	1,514,349
Fund shares redeemed	54,156
Management fees	15,030
Transfer agent and administrative fees	4,420
Distribution and service fees	3,464
Portfolio accounting fees	1,768
Miscellaneous	13,174
Total liabilities	1,606,361
Net assets	$31,020,381
Net assets consist of:
Paid in capital	$28,730,042
Undistributed net investment income	149,519
Accumulated net realized loss on investments	(4,653,533)
Net unrealized appreciation on investments	6,794,353
Net assets	$31,020,381
Investor Class:
Net assets	$17,688,412
Capital shares outstanding	166,713
Net asset value per share	$106.10
Advisor Class:
Net assets	$4,583,067
Capital shares outstanding	46,591
Net asset value per share	$98.37
A-Class:
Net assets	$7,698,103
Capital shares outstanding	76,266
Net asset value per share	$100.94
Maximum offering price per share
(Net asset value divided by 95.25%)	$105.97
C-Class:
Net assets	$1,050,799
Capital shares outstanding	11,296
Net asset value per share	$93.02

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $2,199)	$518,504
Income from securities lending, net	474
Interest	18
Total investment income	518,996

Expenses:
Management fees	202,648
Transfer agent and administrative fees	59,602
Distribution and service fees:
Advisor Class	23,295
A-Class	7,587
C-Class	13,420
Portfolio accounting fees	23,841
Custodian fees	2,818
Trustees’ fees*	2,235
Line of credit interest expense	250
Miscellaneous	35,326
Total expenses	371,022
Net investment income	147,974

Net Realized And Unrealized Gain (loss):
Net realized gain (loss) on:
Investments	2,155,894
Net realized gain	2,155,894
Net change in unrealized appreciation
(depreciation) on:
Investments	512,726
Net change in unrealized appreciation
(depreciation)	512,726
Net realized and unrealized gain	2,668,620
Net increase in net assets resulting
from operations	$2,816,594

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$147,974	$138,121
Net realized gain on investments	2,155,894	1,636,460
Net change in unrealized appreciation (depreciation) on investments	512,726	432,216
Net increase in net assets resulting from operations	2,816,594	2,206,797

Distributions to shareholders from:
Net investment income
Investor Class	(79,512)	(74,299)
Advisor Class	(17,906)	(14,247)
A-Class	(40,320)	(8,366)
C-Class	(7,809)	(6,964)
Total distributions to shareholders	(145,547)	(103,876)

Capital share transactions:
Proceeds from sale of shares
Investor Class	87,025,488	112,921,803
Advisor Class	9,891,676	17,902,624
A-Class	16,249,371	3,785,000
C-Class	21,219,453	12,008,532
Distributions reinvested
Investor Class	78,044	73,463
Advisor Class	17,860	14,202
A-Class	35,520	3,063
C-Class	7,710	6,753
Cost of shares redeemed
Investor Class	(87,847,468)	(117,502,931)
Advisor Class	(12,957,819)	(15,219,045)
A-Class	(10,980,642)	(2,833,487)
C-Class	(21,766,316)	(11,551,082)
Net increase (decrease) from capital share transactions	972,877	(391,105)
Net increase in net assets	3,643,924	1,711,816

Net assets:
Beginning of year	27,376,457	25,664,641
End of year	$31,020,381	$27,376,457
Undistributed net investment income at end of year	$149,519	$138,121

Capital share activity:
Shares sold
Investor Class	880,833	1,435,476
Advisor Class	107,616	244,596
A-Class	170,038	47,740
C-Class	243,282	168,822
Shares issued from reinvestment of distributions
Investor Class	774	940
Advisor Class	191	195
A-Class	370	41
C-Class	87	97
Shares redeemed
Investor Class	(902,467)	(1,503,386)
Advisor Class	(145,268)	(218,443)
A-Class	(115,259)	(35,080)
C-Class	(250,011)	(162,605)
Net decrease in shares	(9,814)	(21,607)

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$90.67	$78.47	$81.18	$75.23	$44.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.78	.76	.61	.15	.41
Net gain (loss) on investments
(realized and unrealized)	15.21	11.99	(3.29)	6.75	31.07
Total from investment operations	15.99	12.75	(2.68)	6.90	31.48
Less distributions from:
Net investment income	(.56)	(.55)	(.03)	(.95)	(.62)
Total distributions	(.56)	(.55)	(.03)	(.95)	(.62)
Net asset value, end of period	$106.10	$90.67	$78.47	$81.18	$75.23

Total Return[b]	17.67%	16.37%	(3.31%)	9.33%	71.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,688	$17,007	$19,973	$4,885	$26,364
Ratios to average net assets:
Net investment income (loss)	0.81%	0.95%	0.86%	0.19%	0.64%
Total expenses	1.37%	1.36%	1.34%	1.39%	1.38%
Portfolio turnover rate	414%	590%	970%	601%	447%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$84.51	$73.53	$76.47	$71.29	$42.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.22	.26	(.14)	.12
Net gain (loss) on investments
(realized and unrealized)	14.18	11.31	(3.17)	6.27	29.51
Total from investment operations	14.42	11.53	(2.91)	6.13	29.63
Less distributions from:
Net investment income	(.56)	(.55)	(.03)	(.95)	(.62)
Total distributions	(.56)	(.55)	(.03)	(.95)	(.62)
Net asset value, end of period	$98.37	$84.51	$73.53	$76.47	$71.29

Total Return[b]	17.10%	15.80%	(3.80%)	8.76%	70.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,583	$7,103	$4,243	$3,634	$3,285
Ratios to average net assets:
Net investment income (loss)	0.26%	0.29%	0.37%	(0.20%)	0.21%
Total expenses	1.87%	1.85%	1.85%	1.89%	1.88%
Portfolio turnover rate	414%	590%	970%	601%	447%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$86.48	$75.07	$77.87	$72.38	$42.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.51	.45	(.01)	.30
Net gain (loss) on investments
(realized and unrealized)	14.44	11.45	(3.22)	6.45	29.90
Total from investment operations	15.02	11.96	(2.77)	6.44	30.20
Less distributions from:
Net investment income	(.56)	(.55)	(.03)	(.95)	(.62)
Total distributions	(.56)	(.55)	(.03)	(.95)	(.62)
Net asset value, end of period	$100.94	$86.48	$75.07	$77.87	$72.38

Total Return[b]	17.41%	16.06%	(3.57%)	9.06%	70.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,698	$1,826	$632	$1,782	$1,408
Ratios to average net assets:
Net investment income (loss)	0.62%	0.66%	0.64%	(0.01%)	0.50%
Total expenses	1.62%	1.61%	1.61%	1.64%	1.63%
Portfolio turnover rate	414%	590%	970%	601%	447%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$80.30	$70.26	$73.42	$68.79	$41.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	.03	(.12)	(.49)	(.24)
Net gain (loss) on investments
(realized and unrealized)	13.44	10.56	(3.01)	6.07	28.64
Total from investment operations	13.28	10.59	(3.13)	5.58	28.40
Less distributions from:
Net investment income	(.56)	(.55)	(.03)	(.95)	(.62)
Total distributions	(.56)	(.55)	(.03)	(.95)	(.62)
Net asset value, end of period	$93.02	$80.30	$70.26	$73.42	$68.79

Total Return[b]	16.58%	15.21%	(4.27%)	8.28%	69.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,051	$1,440	$817	$1,114	$1,942
Ratios to average net assets:
Net investment income (loss)	(0.18%)	0.04%	(0.18%)	(0.72%)	(0.40%)
Total expenses	2.37%	2.36%	2.36%	2.39%	2.38%
Portfolio turnover rate	414%	590%	970%	601%	447%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the period presented through April 20, 2009, have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the one-year period ended March 31, 2014, Health Care Fund Investor Class returned 31.70%, compared with a return of 29.24% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 21.86%.

All segments contributed to return. The biggest contributor to Fund performance was pharmaceuticals, followed by bio-technology. The lightly weighted health care technology segment was the smallest contributor to return.

The Fund’s top-performing holdings were Actavis plc, Gilead Sciences, Inc. and Biogen Idec, Inc. The worst-performing holdings in the Fund included Ariad Pharmaceuticals, Inc., Intuitive Surgical, Inc. and Edwards Lifesciences Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
Advisor Class	May 11, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.6%
Pfizer, Inc.	3.1%
Merck & Company, Inc.	2.8%
Gilead Sciences, Inc.	2.2%
Amgen, Inc.	2.0%
Bristol-Myers Squibb Co.	2.0%
UnitedHealth Group, Inc.	1.9%
AbbVie, Inc.	1.9%
Eli Lilly & Co.	1.8%
Biogen Idec, Inc.	1.7%
Top Ten Total	23.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	31.70%	21.39%	8.98%
Advisor Class Shares	31.03%	20.83%	8.45%
C-Class Shares	30.38%	20.27%	7.91%
C-Class Shares with CDSC‡	29.38%	20.27%	7.91%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Health Care Index	29.24%	21.64%	9.02%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	31.36%	21.13%	9.54%
A-Class Shares with sales charge†	25.15%	19.96%	8.98%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Health Care Index	29.24%	21.64%	9.53%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	March 31, 2014
HEALTH CARE FUND

	Shares	value

COMMON STOCKS† - 99.9%

PHARMACEUTICALS - 31.3%
Johnson & Johnson	56,406	$5,540,762
Pfizer, Inc.	144,684	4,647,250
Merck & Company, Inc.	75,520	4,287,270
Bristol-Myers Squibb Co.	57,456	2,984,839
AbbVie, Inc.	55,045	2,829,313
Eli Lilly & Co.	45,233	2,662,414
Valeant Pharmaceuticals International, Inc.*	15,966	2,104,798
Allergan, Inc.	15,868	1,969,219
Teva Pharmaceutical Industries Ltd. ADR	36,967	1,953,336
Actavis plc*	9,155	1,884,557
Forest Laboratories, Inc.*	17,317	1,597,840
Perrigo Company plc	9,094	1,406,478
Mylan, Inc.*	27,676	1,351,419
Endo International plc*	18,210	1,250,117
Zoetis, Inc.	41,700	1,206,798
Jazz Pharmaceuticals plc*	7,900	1,095,572
Novartis AG ADR	12,679	1,077,969
AstraZeneca plc ADR	16,188	1,050,277
GlaxoSmithKline plc ADR	19,504	1,042,099
Novo Nordisk A/S ADR	20,400	931,260
Hospira, Inc.*	20,373	881,132
Shire plc ADR	5,900	876,327
Mallinckrodt plc*	13,600	862,376
Salix Pharmaceuticals Ltd.*	7,600	787,436
Questcor Pharmaceuticals, Inc.[1]	9,880	641,508
Medicines Co.*	15,200	431,984
Auxilium Pharmaceuticals, Inc.*	13,100	356,058
Total Pharmaceuticals		47,710,408
BIOTECHNOLOGY - 20.4%
Gilead Sciences, Inc.*	46,776	3,314,548
Amgen, Inc.	24,953	3,077,703
Biogen Idec, Inc.*	8,506	2,601,730
Celgene Corp.*	17,074	2,383,530
Regeneron Pharmaceuticals, Inc.*	5,721	1,717,902
Alexion Pharmaceuticals, Inc.*	11,119	1,691,533
Vertex Pharmaceuticals, Inc.*	18,001	1,273,031
BioMarin Pharmaceutical, Inc.*	14,100	961,761
Incyte Corporation Ltd.*	16,400	877,728
Alkermes plc*	19,700	868,573
Pharmacyclics, Inc.*	8,200	821,804
Cubist Pharmaceuticals, Inc.*	9,986	730,476
Intercept Pharmaceuticals, Inc.*	2,200	725,538
Isis Pharmaceuticals, Inc.*	16,400	708,644
United Therapeutics Corp.*	7,500	705,225
Medivation, Inc.*	10,900	701,633
Seattle Genetics, Inc.*	15,400	701,624
OPKO Health, Inc.*	73,380	683,902
Alnylam Pharmaceuticals, Inc.*	9,700	651,258
Cepheid, Inc.*	11,600	598,328
Theravance, Inc.*	19,100	590,954
NPS Pharmaceuticals, Inc.*	18,500	553,705
Myriad Genetics, Inc.*,1	15,700	536,783
Puma Biotechnology, Inc.*	5,100	531,114
ACADIA Pharmaceuticals, Inc.*	19,200	467,136
Arena Pharmaceuticals, Inc.*,1	71,700	451,710
Clovis Oncology, Inc.*	6,400	443,328
Keryx Biopharmaceuticals, Inc.*	25,600	436,224
ARIAD Pharmaceuticals, Inc.*,1	49,439	398,478
Aegerion Pharmaceuticals, Inc.*	8,000	368,960
Celldex Therapeutics, Inc.*	20,500	362,235
Total Biotechnology		30,937,098
HEALTH CARE EQUIPMENT - 17.3%
Medtronic, Inc.	42,112	2,591,573
Abbott Laboratories	65,290	2,514,318
Baxter International, Inc.	28,997	2,133,599
Stryker Corp.	22,153	1,804,805
Covidien plc	21,220	1,563,065
Becton Dickinson and Co.	13,307	1,557,984
Boston Scientific Corp.*	103,715	1,402,227
St. Jude Medical, Inc.	21,263	1,390,388
Intuitive Surgical, Inc.*	3,061	1,340,687
Zimmer Holdings, Inc.	13,708	1,296,503
CR Bard, Inc.	7,499	1,109,702
Varian Medical Systems, Inc.*	11,436	960,510
CareFusion Corp.*	23,134	930,449
Edwards Lifesciences Corp.*	12,420	921,191
ResMed, Inc.[1]	18,489	826,273
IDEXX Laboratories, Inc.*	6,803	825,884
Hologic, Inc.*	36,940	794,210
Teleflex, Inc.	6,500	697,060
Sirona Dental Systems, Inc.*	8,900	664,563
DexCom, Inc.*	12,800	529,408
Thoratec Corp.*	12,600	451,206
Total Health Care Equipment		26,305,605
MANAGED HEALTH CARE - 7.0%
UnitedHealth Group, Inc.	34,774	2,851,121
WellPoint, Inc.	16,886	1,681,001
Aetna, Inc.	22,227	1,666,358
Cigna Corp.	18,043	1,510,740
Humana, Inc.	11,342	1,278,470
Centene Corp.*	9,600	597,600
Health Net, Inc.*	15,366	522,598
WellCare Health Plans, Inc.*	8,120	515,782
Total Managed Health Care		10,623,670
LIFE SCIENCES TOOLS & SERVICES - 6.2%
Thermo Fisher Scientific, Inc.	18,392	2,211,454
Agilent Technologies, Inc.	24,714	1,382,007
Illumina, Inc.*	9,214	1,369,753
Waters Corp.*	8,997	975,365
Mettler-Toledo International, Inc.*	3,650	860,232
Covance, Inc.*	7,400	768,860
PerkinElmer, Inc.	15,900	716,454
PAREXEL International Corp.*	10,300	557,127
Charles River Laboratories International, Inc.*	9,000	543,060
Total Life Sciences Tools & Services		9,384,312

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
HEALTH CARE FUND

	Shares	Value

HEALTH CARE SERVICES - 6.0%
Express Scripts Holding Co.*	32,296	$2,425,107
DaVita HealthCare Partners, Inc.*	17,902	1,232,553
Catamaran Corp.*	21,990	984,272
Laboratory Corporation of America Holdings*	9,665	949,200
Quest Diagnostics, Inc.	16,344	946,644
MEDNAX, Inc.*	13,000	805,740
Omnicare, Inc.	13,179	786,391
Team Health Holdings, Inc.*	12,500	559,375
Chemed Corp.[1]	4,600	411,470
Total Health Care Services		9,100,752
HEALTH CARE DISTRIBUTORS - 4.3%
McKesson Corp.	11,437	2,019,432
Cardinal Health, Inc.	22,652	1,585,187
AmerisourceBergen Corp. — Class A	19,360	1,269,822
Henry Schein, Inc.*	8,784	1,048,546
Patterson Companies, Inc.	16,300	680,688
Total Health Care Distributors		6,603,675
HEALTH CARE FACILITIES - 3.4%
HCA Holdings, Inc.*	30,477	1,600,043
Universal Health Services, Inc. — Class B	11,562	948,893
Community Health Systems, Inc.*	18,025	706,039
Tenet Healthcare Corp.*	15,900	680,679
Brookdale Senior Living, Inc. — Class A*	19,800	663,498
LifePoint Hospitals, Inc.*	9,700	529,135
Total Health Care Facilities		5,128,287
HEALTH CARE TECHNOLOGY - 2.1%
Cerner Corp.*	24,796	1,394,775
athenahealth, Inc.*	4,700	753,128
Allscripts Healthcare Solutions, Inc.*	31,100	560,733
Medidata Solutions, Inc.*	9,400	510,796
Total Health Care Technology		3,219,432
HEALTH CARE SUPPLIES - 1.9%
DENTSPLY International, Inc.	18,100	833,324
Cooper Companies, Inc.	5,900	810,424
Align Technology, Inc.*	12,400	642,196
Alere, Inc.*	15,600	535,860
Total Health Care Supplies		2,821,804
Total Common Stocks
(Cost $114,443,419)		151,835,043

	Face Amount
REPURCHASE AGREEMENT††,2 - 0.2%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$234,319	234,319
Total Repurchase Agreement
(Cost $234,319)		234,319

SECURITIES LENDING COLLATERAL††,3 - 1.3%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	957,160	957,160
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	854,081	854,081
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	161,009	161,009
Total Securities Lending Collateral
(Cost $1,972,250)		1,972,250
Total Investments - 101.4%
(Cost $116,649,988)		$154,041,612
Other Assets & Liabilities, net - (1.4)%		(2,126,784)
Total Net Assets - 100.0%		$151,914,828

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at value – including $1,972,673 of
securities loaned
(cost $114,443,419)	$151,835,043
Repurchase agreements, at value
(cost $2,206,569)	2,206,569
Total investments
(cost $116,649,988)	154,041,612
Receivables:
Securities sold	14,147,753
Fund shares sold	1,205,041
Dividends	135,871
Securities lending income	15,032
Total assets	169,545,309
Liabilities:
Payable for:
Fund shares redeemed	15,416,755
Upon return of securities loaned	1,972,250
Management fees	106,905
Transfer agent and administrative fees	31,443
Distribution and service fees	16,947
Portfolio accounting fees	12,577
Miscellaneous	73,604
Total liabilities	17,630,481
Net assets	$151,914,828
Net assets consist of:
Paid in capital	$120,790,754
Accumulated net investment loss	—
Accumulated net realized gain on investments	(6,267,550)
Net unrealized appreciation on investments	37,391,624
Net assets	$151,914,828
Investor Class:
Net assets	$98,209,020
Capital shares outstanding	3,537,673
Net asset value per share	$27.76
Advisor Class:
Net assets	$38,479,516
Capital shares outstanding	1,509,494
Net asset value per share	$25.49
A-Class:
Net assets	$7,908,757
Capital shares outstanding	302,905
Net asset value per share	$26.11
Maximum offering price per share
(Net asset value divided by 95.25%)	$27.41
C-Class:
Net assets	$7,317,535
Capital shares outstanding	302,931
Net asset value per share	$24.16

STATEMENT OF OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $103)	$1,392,655
Income from securities lending, net	72,429
Interest	88
Total investment income	1,465,172

Expenses:
Management fees	999,042
Transfer agent and administrative fees	293,835
Distribution and service fees:
Advisor Class	38,895
A-Class	14,505
C-Class	54,696
Portfolio accounting fees	117,533
Custodian fees	12,720
Trustees’ fees*	11,045
Tax expense	2,368
Line of credit interest expense	557
Miscellaneous	174,122
Total expenses	1,719,318
Net investment loss	(254,146)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	20,336,238
Net realized gain	20,336,238
Net change in unrealized appreciation
(depreciation) on:
Investments	7,106,133
Net change in unrealized appreciation
(depreciation)	7,106,133
Net realized and unrealized gain	27,442,371
Net increase in net assets resulting
from operations	$27,188,225

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (decrease) In Net Assets From Operations:
Net investment income (loss)	$(254,146)	$364,983
Net realized gain (loss) on investments	20,336,238	(3,758,797)
Net change in unrealized appreciation (depreciation) on investments	7,106,133	17,930,169
Net increase in net assets resulting from operations	27,188,225	14,536,355

Distributions to shareholders from:
Net investment income
Investor Class	(89,982)	(217,663)
Advisor Class	(7,552)	(18,320)
A-Class	(7,852)	(5,822)
C-Class	(7,895)	(9,992)
Net realized gains
Investor Class	(3,786,592)	—
Advisor Class	(317,778)	—
A-Class	(326,428)	—
C-Class	(332,239)	—
Total distributions to shareholders	(4,876,318)	(251,797)

Capital share transactions:
Proceeds from sale of shares
Investor Class	324,677,607	318,344,556
Advisor Class	76,308,656	49,746,384
A-Class	20,247,591	4,381,953
C-Class	33,842,495	34,482,974
Distributions reinvested
Investor Class	3,851,003	216,489
Advisor Class	323,914	18,217
A-Class	330,789	4,942
C-Class	328,744	9,651
Cost of shares redeemed
Investor Class	(354,047,641)	(266,582,144)
Advisor Class	(42,786,393)	(50,173,739)
A-Class	(17,317,347)	(4,134,009)
C-Class	(32,535,770)	(33,962,592)
Net increase from capital share transactions	13,223,648	52,352,682
Net increase in net assets	35,535,555	66,637,240

Net assets:
Beginning of year	116,379,273	49,742,033
End of year	$151,914,828	$116,379,273
Undistributed net investment income at end of year	$—	$113,186

Capital share activity:
Shares sold
Investor Class	12,765,655	16,459,910
Advisor Class	3,036,456	2,731,471
A-Class	823,789	224,541
C-Class	1,521,467	1,981,649
Shares issued from reinvestment of distributions
Investor Class	148,573	11,105
Advisor Class	13,587	999
A-Class	13,557	268
C-Class	14,527	557
Shares redeemed
Investor Class	(14,053,114)	(13,867,240)
Advisor Class	(1,714,436)	(2,802,207)
A-Class	(707,448)	(217,683)
C-Class	(1,464,775)	(1,956,184)
Net increase in shares	397,838	2,567,186

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$22.35	$18.83	$17.14	$15.80	$11.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.09	.01	(.02)	(.01)
Net gain (loss) on investments (realized and unrealized)	7.00	3.48	1.68	1.36	4.62
Total from investment operations	6.97	3.57	1.69	1.34	4.61
Less distributions from:
Net investment income	(.03)	(.05)	—	—	(.01)
Net realized gains	(1.53)	—	—	—	—
Total distributions	(1.56)	(.05)	—	—	(.01)
Net asset value, end of period	$27.76	$22.35	$18.83	$17.14	$15.80

Total Return[b]	31.70%	18.98%	9.86%	8.48%	41.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,209	$104,525	$39,036	$19,534	$195,616
Ratios to average net assets:
Net investment income (loss)	(0.12%)	0.45%	0.08%	(0.10%)	(0.04%)
Total expenses	1.37%	1.35%	1.36%	1.38%	1.37%
Portfolio turnover rate	277%	266%	582%	619%	241%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$20.73	$17.55	$16.04	$14.85	$10.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.06)	(.07)	(.05)	(.04)
Net gain (loss) on investments (realized and unrealized)	6.47	3.29	1.58	1.24	4.32
Total from investment operations	6.32	3.23	1.51	1.19	4.28
Less distributions from:
Net investment income	(.03)	(.05)	—	—	(.01)
Net realized gains	(1.53)	—	—	—	—
Total distributions	(1.56)	(.05)	—	—	(.01)
Net asset value, end of period	$25.49	$20.73	$17.55	$16.04	$14.85

Total Return[b]	31.03%	18.43%	9.41%	8.01%	40.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,480	$3,605	$4,275	$2,229	$3,432
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.31%)	(0.44%)	(0.36%)	(0.33%)
Total expenses	1.87%	1.86%	1.85%	1.88%	1.88%
Portfolio turnover rate	277%	266%	582%	619%	241%

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$21.15	$17.87	$16.30	$15.05	$10.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	.04	(.02)	(.02)	(.03)
Net gain (loss) on investments (realized and unrealized)	6.61	3.29	1.59	1.27	4.40
Total from investment operations	6.52	3.33	1.57	1.25	4.37
Less distributions from:
Net investment income	(.03)	(.05)	—	—	(.01)
Net realized gains	(1.53)	—	—	—	—
Total distributions	(1.56)	(.05)	—	—	(.01)
Net asset value, end of period	$26.11	$21.15	$17.87	$16.30	$15.05

Total Return[b]	31.36%	18.65%	9.63%	8.31%	40.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,909	$3,660	$2,964	$1,156	$6,204
Ratios to average net assets:
Net investment income (loss)	(0.37%)	0.20%	(0.13%)	(0.14%)	(0.25%)
Total expenses	1.62%	1.60%	1.60%	1.63%	1.62%
Portfolio turnover rate	277%	266%	582%	619%	241%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$19.81	$16.86	$15.50	$14.39	$10.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	(.09)	(.14)	(.11)	(.11)
Net gain (loss) on investments
(realized and unrealized)	6.17	3.09	1.50	1.22	4.21
Total from investment operations	5.91	3.00	1.36	1.11	4.10
Less distributions from:
Net investment income	(.03)	(.05)	—	—	(.01)
Net realized gains	(1.53)	—	—	—	—
Total distributions	(1.56)	(.05)	—	—	(.01)
Net asset value, end of period	$24.16	$19.81	$16.86	$15.50	$14.39

Total Return[b]	30.38%	17.81%	8.77%	7.71%	39.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,318	$4,589	$3,468	$3,870	$8,393
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(0.53%)	(0.91%)	(0.76%)	(0.91%)
Total expenses	2.37%	2.35%	2.36%	2.38%	2.38%
Portfolio turnover rate	277%	266%	582%	619%	241%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the one-year period ended March 31, 2014, Internet Fund Investor Class returned 35.93%, compared with 25.59% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 21.86%.

The internet software & services segment was the largest contributor to return, followed by the internet & catalog retail segment. The largest detractor from return was the technology hardware storage & peripheral industry, followed by the semiconductors & semiconductor equipment segment.

Facebook, Inc. — Class A, Google, Inc. — Class A and Vipshop Holdings Ltd. ADR added the most to Fund performance for the period, while BlackBerry Ltd., Twitter, Inc. and Rackspace Hosting, Inc. detracted most from Fund performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
Advisor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Google, Inc. — Class C	7.2%
Amazon.com, Inc.	4.6%
Facebook, Inc. — Class A	4.4%
QUALCOMM, Inc.	4.3%
Cisco Systems, Inc.	4.1%
eBay, Inc.	3.1%
Priceline Group, Inc.	2.9%
Time Warner, Inc.	2.9%
Yahoo!, Inc.	2.2%
Baidu, Inc. ADR	2.0%
Top Ten Total	37.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

86 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	35.93%	23.82%	8.31%
Advisor Class Shares	35.23%	23.20%	7.77%
C-Class Shares	34.56%	22.56%	7.24%
C-Class Shares with CDSC‡	33.56%	22.56%	7.24%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Information Technology Index	25.59%	21.42%	7.69%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	35.58%	23.50%	9.86%
A-Class Shares with sales charge†	29.13%	22.31%	9.30%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Information Technology Index	25.59%	21.42%	9.17%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	March 31, 2014

INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.4%

INTERNET SOFTWARE & SERVICES - 47.9%
Google, Inc. — Class C*	3,622	$4,036,756
Facebook, Inc. — Class A*	41,148	2,478,756
eBay, Inc.*	31,810	1,757,184
Yahoo!, Inc.*	34,940	1,254,346
Baidu, Inc. ADR*	7,169	1,092,412
Twitter, Inc.*,1	22,743	1,061,416
LinkedIn Corp. — Class A*	5,024	929,139
Equinix, Inc.*	3,589	663,391
Qihoo 360 Technology Company Ltd. ADR*	6,579	655,137
Akamai Technologies, Inc.*	11,070	644,385
SINA Corp.*	10,635	642,460
Yandex N.V. — Class A*	20,167	608,842
Youku Tudou, Inc. ADR*	20,823	583,877
YY, Inc. ADR*	7,453	569,111
MercadoLibre, Inc.[1]	5,958	566,665
VeriSign, Inc.*	10,504	566,271
NetEase, Inc. ADR	8,249	555,158
SouFun Holdings Ltd. ADR	7,620	521,360
IAC/InterActiveCorp	7,160	511,152
Pandora Media, Inc.*	16,358	495,975
Sohu.com, Inc.*,1	7,433	483,814
CoStar Group, Inc.*	2,550	476,187
Yelp, Inc. — Class A*	6,169	474,581
Rackspace Hosting, Inc.*	13,782	452,325
Bitauto Holdings Ltd. ADR*	12,338	442,194
AOL, Inc.*	8,787	384,607
Zillow, Inc. — Class A*,1	4,146	365,263
j2 Global, Inc.	6,720	336,336
Cornerstone OnDemand, Inc.*	6,400	306,368
Demandware, Inc.*	4,720	302,363
Conversant, Inc.*	10,703	301,289
Dealertrack Technologies, Inc.*	6,060	298,091
WebMD Health Corp. — Class A*	6,810	281,934
OpenTable, Inc.*	3,662	281,718
Web.com Group, Inc.*	7,860	267,476
Gogo, Inc.*,1	12,648	259,790
Rocket Fuel, Inc.*,1	5,950	255,136
Trulia, Inc.*,1	6,690	222,108
ChannelAdvisor Corp.*	5,006	188,926
Angie’s List, Inc.*,1	14,155	172,408
Total Internet Software & Services		26,746,707
COMMUNICATIONS EQUIPMENT - 21.8%
QUALCOMM, Inc.	30,803	2,429,126
Cisco Systems, Inc.	101,778	2,280,845
Motorola Solutions, Inc.	12,800	822,912
Juniper Networks, Inc.*	28,282	728,544
Harris Corp.	8,000	585,280
F5 Networks, Inc.*	5,410	576,868
Telefonaktiebolaget LM Ericsson ADR	39,274	523,522
Palo Alto Networks, Inc.*	6,600	452,760
Brocade Communications Systems, Inc.*	42,000	445,620
ARRIS Group, Inc.*	14,600	411,428
JDS Uniphase Corp.*	26,635	372,890
ViaSat, Inc.*	5,400	372,816
Riverbed Technology, Inc.*	18,800	370,548
Ubiquiti Networks, Inc.*,1	8,134	369,853
Finisar Corp.*	12,200	323,422
Ciena Corp.*	13,837	314,653
Polycom, Inc.*	21,300	292,236
Aruba Networks, Inc.*	15,277	286,444
ADTRAN, Inc.	9,900	241,659
Total Communications Equipment		12,201,426
INTERNET RETAIL - 17.3%
Amazon.com, Inc.*	7,643	2,572,022
Priceline Group, Inc.*	1,381	1,646,000
Netflix, Inc.*	2,606	917,390
Ctrip.com International Ltd. ADR*	14,350	723,527
TripAdvisor, Inc.*	7,956	720,734
Expedia, Inc.	8,842	641,045
Vipshop Holdings Ltd. ADR*	4,112	613,922
Groupon, Inc. — Class A*	60,155	471,615
Liberty Ventures*	3,455	450,290
HomeAway, Inc.*	10,157	382,614
Shutterfly, Inc.*	6,622	282,627
RetailMeNot, Inc.*	8,300	265,600
Total Internet Retail		9,687,386
SYSTEMS SOFTWARE - 3.5%
Symantec Corp.	38,327	765,390
Red Hat, Inc.*	12,002	635,866
Check Point Software Technologies Ltd.*	8,409	568,701
Total Systems Software		1,969,957
MOVIES & ENTERTAINMENT - 2.9%
Time Warner, Inc.	24,426	1,595,751
APPLICATION SOFTWARE - 2.4%
Intuit, Inc.	12,482	970,226
TIBCO Software, Inc.*	18,317	372,201
Total Application Software		1,342,427
SEMICONDUCTORS - 1.6%
Broadcom Corp. — Class A	28,382	893,465
TECHNOLOGY HARDWARE,
STORAGE & PERIPHERALS - 1.1%
BlackBerry Ltd.*,1	72,956	589,484
INVESTMENT BANKING & BROKERAGE - 0.9%
E*TRADE Financial Corp.*	22,635	521,058
Total Common Stocks
(Cost $46,119,203)		55,547,661

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
INTERNET FUND

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.3%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$144,526	$144,526
Total Repurchase Agreement
(Cost $144,526)		144,526
SECURITIES LENDING COLLATERAL††,3 - 6.2%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	1,671,808	1,671,808
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	1,491,768	1,491,768
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	281,224	281,224
Total Securities Lending Collateral
(Cost $3,444,800)		3,444,800
Total Investments - 105.9%
(Cost $49,708,529)		$59,136,987
Other Assets & Liabilities, net - (5.9)%		(3,273,171)
Total Net Assets - 100.0%		$55,863,816

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

INTERNET FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value - including $3,322,822 of
securities loaned
(cost $46,119,203)	$55,547,661
Repurchase agreements, at value
(cost $3,589,326)	3,589,326
Total investments
(cost $49,708,529)	59,136,987
Receivables:
Securities sold	892,186
Fund shares sold	187,568
Securities lending income	5,776
Dividends	1,055
Total assets	60,223,572
Liabilities:
Payable for:
Upon return of securities loaned	3,444,800
Fund shares redeemed	813,531
Management fees	43,389
Transfer agent and administrative fees	12,761
Distribution and service fees	11,929
Portfolio accounting fees	5,104
Miscellaneous	28,242
Total liabilities	4,359,756
Net assets	$55,863,816
Net assets consist of:
Paid in capital	$50,580,093
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,144,735)
Net unrealized appreciation on investments	9,428,458
Net assets	$55,863,816
Investor Class:
Net assets	$26,828,055
Capital shares outstanding	357,480
Net asset value per share	$75.05
Advisor Class:
Net assets	$11,814,341
Capital shares outstanding	169,792
Net asset value per share	$69.58
A-Class:
Net assets	$12,566,265
Capital shares outstanding	176,201
Net asset value per share	$71.32
Maximum offering price per share
(Net asset value divided by 95.25%)	$74.88
C-Class:
Net assets	$4,655,155
Capital shares outstanding	70,924
Net asset value per share	$65.64

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,539)	$125,503
Income from securities lending, net	26,055
Interest	24
Total investment income	151,582

Expenses:
Management fees	277,315
Transfer agent and administrative fees	81,563
Distribution and service fees:
Advisor Class	33,569
A-Class	15,366
C-Class	24,366
Portfolio accounting fees	32,625
Custodian fees	3,808
Trustees’ fees*	1,349
Line of credit interest expense	199
Miscellaneous	49,571
Total expenses	519,731
Net investment loss	(368,149)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,599,042)
Net realized loss	(1,599,042)
Net change in unrealized appreciation
(depreciation) on:
Investments	6,184,558
Net change in unrealized appreciation
(depreciation)	6,184,558
Net realized and unrealized gain	4,585,516
Net increase in net assets resulting
from operations	$4,217,367

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(368,149)	$(76,382)
Net realized gain (loss) on investments	(1,599,042)	884,433
Net change in unrealized appreciation (depreciation) on investments	6,184,558	(551,262)
Net increase in net assets resulting from operations	4,217,367	256,789

Distributions to shareholders from:
Net realized gains
Investor Class	(111,377)	(63,522)
Advisor Class	(17,627)	(15,594)
A-Class	(40,920)	(16,401)
C-Class	(15,187)	(17,867)
Total distributions to shareholders	(185,111)	(113,384)

Capital share transactions:
Proceeds from sale of shares
Investor Class	137,136,622	31,124,261
Advisor Class	71,839,042	453,813
A-Class	18,920,974	2,380,935
C-Class	18,712,886	9,906,871
Distributions reinvested
Investor Class	108,663	62,343
Advisor Class	17,580	14,930
A-Class	37,431	16,078
C-Class	14,695	16,446
Cost of shares redeemed
Investor Class	(119,310,474)	(31,339,015)
Advisor Class	(60,492,721)	(678,019)
A-Class	(8,526,665)	(2,032,055)
C-Class	(15,590,538)	(9,501,396)
Net increase from capital share transactions	42,867,495	425,192
Net increase in net assets	46,899,751	568,597

Net assets:
Beginning of year	8,964,065	8,395,468
End of year	$55,863,816	$8,964,065
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(35,811)

Capital share activity:
Shares sold
Investor Class	1,953,833	609,789
Advisor Class	1,024,297	9,956
A-Class	275,049	46,920
C-Class	314,443	221,607
Shares issued from reinvestment of distributions
Investor Class	1,528	1,290
Advisor Class	266	331
A-Class	554	349
C-Class	236	384
Shares redeemed
Investor Class	(1,708,029)	(620,499)
Advisor Class	(865,440)	(14,374)
A-Class	(121,953)	(41,403)
C-Class	(266,422)	(213,154)
Net increase in shares	608,362	1,196

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$55.46	$51.90	$52.28	$41.74	$26.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.62)	(.44)	(.51)	(.34)	(.38)
Net gain (loss) on investments (realized and unrealized)	20.53	5.26	.13	10.88	15.54
Total from investment operations	19.91	4.82	(.38)	10.54	15.16
Less distributions from:
Net realized gains	(.32)	(1.26)	—	—	—
Total distributions	(.32)	(1.26)	—	—	—
Net asset value, end of period	$75.05	$55.46	$51.90	$52.28	$41.74

Total Return[b]	35.93%	9.65%	(0.73%)	25.25%	57.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,828	$6,109	$6,206	$20,589	$21,924
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(0.87%)	(1.05%)	(0.69%)	(1.12%)
Total expenses	1.37%	1.35%	1.36%	1.39%	1.37%
Portfolio turnover rate	472%	442%	380%	291%	443%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$51.70	$48.71	$49.31	$39.57	$25.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.07)	(.64)	(.71)	(.59)	(.58)
Net gain (loss) on investments (realized and unrealized)	19.27	4.89	.11	10.33	14.83
Total from investment operations	18.20	4.25	(.60)	9.74	14.25
Less distributions from:
Net realized gains	(.32)	(1.26)	—	—	—
Total distributions	(.32)	(1.26)	—	—	—
Net asset value, end of period	$69.58	$51.70	$48.71	$49.31	$39.57

Total Return[b]	35.23%	9.13%	(1.24%)	24.61%	56.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,814	$552	$719	$2,124	$3,908
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(1.36%)	(1.58%)	(1.32%)	(1.74%)
Total expenses	1.87%	1.85%	1.86%	1.89%	1.88%
Portfolio turnover rate	472%	442%	380%	291%	443%

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$52.85	$49.63	$50.13	$40.12	$25.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.79)	(.52)	(.64)	(.46)	(.50)
Net gain (loss) on investments (realized and unrealized)	19.58	5.00	.14	10.47	15.00
Total from investment operations	18.79	4.48	(.50)	10.01	14.50
Less distributions from:
Net realized gains	(.32)	(1.26)	—	—	—
Total distributions	(.32)	(1.26)	—	—	—
Net asset value, end of period	$71.32	$52.85	$49.63	$50.13	$40.12

Total Return[b]	35.58%	9.41%	(1.00%)	24.95%	56.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,566	$1,192	$828	$1,101	$2,989
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(1.08%)	(1.39%)	(1.01%)	(1.44%)
Total expenses	1.62%	1.60%	1.61%	1.64%	1.63%
Portfolio turnover rate	472%	442%	380%	291%	443%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$49.03	$46.50	$47.30	$38.17	$24.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.16)	(.85)	(.94)	(.83)	(.66)
Net gain (loss) on investments (realized and unrealized)	18.09	4.64	.14	9.96	14.27
Total from investment operations	16.93	3.79	(.80)	9.13	13.61
Less distributions from:
Net realized gains	(.32)	(1.26)	—	—	—
Total distributions	(.32)	(1.26)	—	—	—
Net asset value, end of period	$65.64	$49.03	$46.50	$47.30	$38.17

Total Return[b]	34.56%	8.55%	(1.69%)	23.92%	55.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,655	$1,111	$643	$1,770	$1,057
Ratios to average net assets:
Net investment income (loss)	(1.85%)	(1.91%)	(2.17%)	(1.92%)	(2.00%)
Total expenses	2.37%	2.35%	2.36%	2.39%	2.38%
Portfolio turnover rate	472%	442%	380%	291%	443%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies in leisure and entertainment businesses (“Leisure Companies”).

For the one-year period ended March 31, 2014, Leisure Fund Investor Class returned 24.83%, compared with 24.00% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 21.86%.

Within the sector, the media segment was the largest contributor to return, followed by the hotels, restaurants & leisure segment. The lightly weighted real estate investment trust segment was the only detractor from return.

Among the holdings that contributed the most to the Fund’s performance for the period were Walt Disney Co., Las Vegas Sands Corp. and Wynn Resorts Ltd. The Fund’s weakest holdings for the period were Philip Morris International, Inc., Ambev S.A. ADR and Sturm, Ruger & Company, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	June 3, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.7%
Philip Morris International, Inc.	3.6%
Comcast Corp. — Class A	3.5%
McDonald’s Corp.	3.1%
Altria Group, Inc.	2.7%
Twenty-First Century Fox, Inc. — Class A	2.6%
Las Vegas Sands Corp.	2.5%
Time Warner, Inc.	2.3%
Starbucks Corp.	2.2%
DIRECTV	2.0%
Top Ten Total	28.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

94 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	24.83%	29.52%	7.33%
Advisor Class Shares	24.18%	28.86%	6.80%
C-Class Shares	23.61%	28.21%	6.25%
C-Class Shares with CDSC‡	22.61%	28.21%	6.25%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Consumer Discretionary Index	24.00%	29.13%	9.00%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	24.53%	29.19%	8.30%
A-Class Shares with sales charge†	18.62%	27.94%	7.75%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Consumer Discretionary Index	24.00%	29.13%	9.88%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in the fee structures.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS	March 31, 2014
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

RESTAURANTS - 16.0%
McDonald’s Corp.	9,639	$944,911
Starbucks Corp.	9,248	678,618
Yum! Brands, Inc.	7,381	556,454
Chipotle Mexican Grill, Inc. — Class A*	649	368,664
Burger King Worldwide, Inc.	11,100	294,705
Darden Restaurants, Inc.	4,983	252,937
Dunkin’ Brands Group, Inc.	4,340	217,781
Panera Bread Co. — Class A*	1,108	195,529
Domino’s Pizza, Inc.	2,500	192,425
Brinker International, Inc.	3,340	175,183
Wendy’s Co.	18,910	172,459
Buff alo Wild Wings, Inc.*	1,017	151,431
Cheesecake Factory, Inc.	3,044	144,986
Jack in the Box, Inc.*	2,420	142,635
Cracker Barrel Old Country Store, Inc.	1,450	140,998
Texas Roadhouse, Inc. — Class A	4,900	127,792
Krispy Kreme Doughnuts, Inc.*	5,740	101,770
Total Restaurants		4,859,278
MOVIES & ENTERTAINMENT - 14.4%
Walt Disney Co.	13,934	1,115,694
Twenty-First Century Fox, Inc. — Class A	24,760	791,576
Time Warner, Inc.	11,002	718,761
Viacom, Inc. — Class B	6,818	579,462
Live Nation Entertainment, Inc.*	8,920	194,010
Madison Square Garden Co. — Class A*	3,360	190,781
Cinemark Holdings, Inc.	6,316	183,227
Lions Gate Entertainment Corp.	6,597	176,338
Regal Entertainment Group — Class A	8,770	163,824
DreamWorks Animation SKG, Inc. — Class A*	5,390	143,105
World Wrestling Entertainment, Inc. — Class A	4,610	133,137
Total Movies & Entertainment		4,389,915
CABLE & SATELLITE - 14.1%
Comcast Corp. — Class A	21,533	1,077,082
DIRECTV*	7,952	607,692
Time Warner Cable, Inc.	4,302	590,148
DISH Network Corp. — Class A*	8,176	508,629
Charter Communications, Inc. — Class A*	2,710	333,872
Liberty Global plc — Class A*	7,159	297,814
Liberty Global plc*	7,299	297,142
AMC Networks, Inc. — Class A*	2,880	210,499
Cablevision Systems Corp. — Class A	12,208	205,949
Starz — Class A*	5,647	182,285
Total Cable & Satellite		4,311,112
TOBACCO - 9.4%
Philip Morris International, Inc.	13,306	1,089,363
Altria Group, Inc.	22,149	829,037
Reynolds American, Inc.	9,505	507,757
Lorillard, Inc.	7,902	427,340
Total Tobacco		2,853,497
HOTELS, RESORTS & CRUISE LINES - 8.4%
Carnival Corp.	13,014	492,710
Hilton Worldwide Holdings, Inc.*	19,980	444,355
Marriott International, Inc. — Class A	7,103	397,910
Starwood Hotels & Resorts Worldwide, Inc.	4,776	380,170
Royal Caribbean Cruises Ltd.	5,932	323,650
Wyndham Worldwide Corp.	3,935	288,160
Norwegian Cruise Line Holdings Ltd.*	7,400	238,798
Total Hotels, Resorts & Cruise Lines		2,565,753
CASINOS & GAMING - 8.3%
Las Vegas Sands Corp.	9,587	774,438
Wynn Resorts Ltd.	1,971	437,858
MGM Resorts International*	12,970	335,404
Melco Crown Entertainment Ltd. ADR*	7,563	292,310
International Game Technology	12,358	173,753
Bally Technologies, Inc.*	2,357	156,198
Caesars Entertainment Corp.*	7,270	138,203
Pinnacle Entertainment, Inc.*	4,860	115,182
Boyd Gaming Corp.*	8,330	109,956
Total Casinos & Gaming		2,533,302
BROADCASTING - 7.3%
CBS Corp. — Class B	8,995	555,892
Discovery Communications, Inc. — Class A*	6,160	509,432
Liberty Media Corp. — Class A*	2,690	351,664
Scripps Networks Interactive, Inc. — Class A	4,120	312,749
Grupo Televisa SAB ADR	7,490	249,342
Sinclair Broadcast Group, Inc. — Class A	5,560	150,620
Nexstar Broadcasting Group, Inc. — Class A	2,720	102,054
Total Broadcasting		2,231,753
DISTILLERS & VINTNERS - 4.5%
Brown-Forman Corp. — Class B	4,643	416,431
Constellation Brands, Inc. — Class A*	4,591	390,097
Beam, Inc.	4,284	356,857
Diageo plc ADR	1,790	223,016
Total Distillers & Vintners		1,386,401
PUBLISHING - 3.9%
Thomson Reuters Corp.	14,784	505,612
News Corp. — Class A*	17,073	293,997
Gannett Company, Inc.	8,376	231,178
New York Times Co. — Class A	9,040	154,765
Total Publishing		1,185,552
LEISURE PRODUCTS - 3.9%
Mattel, Inc.	8,799	352,928
Polaris Industries, Inc.	2,025	282,913
Hasbro, Inc.	4,702	261,525
Brunswick Corp.	4,104	185,870
Sturm Ruger & Company, Inc.[1]	1,620	96,876
Total Leisure Products		1,180,112

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
LEISURE FUND

	Shares	Value

HOME ENTERTAINMENT SOFTWARE - 3.1%
Activision Blizzard, Inc.	17,531	$358,333
Electronic Arts, Inc.*	9,560	277,336
Zynga, Inc. — Class A*	41,050	176,515
Take-Two Interactive Software, Inc.*	6,459	141,646
Total Home Entertainment Software		953,830
BREWERS - 2.9%
Molson Coors Brewing Co. — Class B	5,396	317,609
Anheuser-Busch InBev N.V. ADR	2,893	304,633
AMBEV S.A. ADR	33,730	249,939
Total Brewers		872,181
LEISURE FACILITIES - 2.0%
Six Flags Entertainment Corp.	4,540	182,281
SeaWorld Entertainment, Inc.	4,990	150,848
Vail Resorts, Inc.	2,060	143,582
Life Time Fitness, Inc.*	2,819	135,594
Total Leisure Facilities		612,305
MOTORCYCLE MANUFACTURERS - 1.2%
Harley-Davidson, Inc.	5,457	363,491
Total Common Stocks
(Cost $20,875,026)		30,298,482

	Face
	Amount

REPURCHASE AGREEMENT††,2 - 0.5%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$151,240	151,240
Total Repurchase Agreement
(Cost $151,240)		151,240
SECURITIES LENDING COLLATERAL††,3 - 0.2%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	32,698	32,698
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	29,177	29,177
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	5,500	5,500
Total Securities Lending Collateral
(Cost $67,375)		67,375
Total Investments - 100.1%
(Cost $21,093,641)		$30,517,097
Other Assets & Liabilities, net - (0.1)%		(25,408)
Total Net Assets - 100.0%		$30,491,689

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

LEISURE FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value - including $65,780
of securities loaned
(cost $20,875,026)	$30,298,482
Repurchase agreements, at value
(cost $218,615)	218,615
Total investments
(cost $21,093,641)	30,517,097
Receivables:
Securities sold	253,897
Fund shares sold	178,926
Dividends	53,626
Securities lending income	243
Total assets	31,003,789
Liabilities:
Payable for:
Fund shares redeemed	393,782
Upon return of securities loaned	67,375
Management fees	20,316
Transfer agent and administrative fees	5,975
Portfolio accounting fees	2,390
Distribution and service fees	2,378
Miscellaneous	19,884
Total liabilities	512,100
Net assets	$30,491,689
Net assets consist of:
Paid in capital	$23,681,019
Undistributed net investment income	94,646
Accumulated net realized loss on investments	(2,707,432)
Net unrealized appreciation on investments	9,423,456
Net assets	$30,491,689
Investor Class:
Net assets	$24,138,756
Capital shares outstanding	432,506
Net asset value per share	$55.81
Advisor Class:
Net assets	$3,114,597
Capital shares outstanding	60,702
Net asset value per share	$51.31
A-Class:
Net assets	$1,778,196
Capital shares outstanding	33,897
Net asset value per share	$52.46
Maximum offering price per share
(Net asset value divided by 95.25%)	$55.08
C-Class:
Net assets	$1,460,140
Capital shares outstanding	29,756
Net asset value per share	$49.07

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $8,020)	$582,522
Income from securities lending, net	3,993
Interest	25
Total investment income	586,540

Expenses:
Management fees	285,220
Transfer agent and administrative fees	83,888
Distribution and service fees:
Advisor Class	15,229
A-Class	4,921
C-Class	12,600
Portfolio accounting fees	33,555
Custodian fees	3,725
Trustees’ fees*	2,762
Line of credit interest expense	107
Miscellaneous	49,887
Total expenses	491,894
Net investment income	94,646

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,028,207
Net realized gain	3,028,207
Net change in unrealized appreciation
(depreciation) on:
Investments	2,702,964
Net change in unrealized appreciation
(depreciation)	2,702,964
Net realized and unrealized gain	5,731,171
Net increase in net assets resulting
from operations	$5,825,817

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$94,646	$200,095
Net realized gain (loss) on investments	3,028,207	(1,458,372)
Net change in unrealized appreciation (depreciation) on investments	2,702,964	4,422,133
Net increase in net assets resulting from operations	5,825,817	3,163,856

Distributions to shareholders from:
Net investment income
Investor Class	(167,161)	(21,538)
Advisor Class	(17,486)	(1,404)
A-Class	(8,764)	(533)
C-Class	(6,684)	(670)
Total distributions to shareholders	(200,095)	(24,145)

Capital share transactions:
Proceeds from sale of shares
Investor Class	71,016,096	121,992,772
Advisor Class	18,567,120	1,469,892
A-Class	6,654,372	1,396,599
C-Class	1,632,199	999,420
Distributions reinvested
Investor Class	166,413	21,523
Advisor Class	17,418	1,397
A-Class	8,624	520
C-Class	6,192	625
Cost of shares redeemed
Investor Class	(73,669,092)	(115,360,323)
Advisor Class	(17,145,281)	(1,820,349)
A-Class	(6,623,023)	(584,020)
C-Class	(1,347,238)	(1,535,038)
Net increase (decrease) from capital share transactions	(716,200)	6,583,018
Net increase in net assets	4,909,522	9,722,729

Net assets:
Beginning of year	25,582,167	15,859,438
End of year	$30,491,689	$25,582,167
Undistributed net investment income at end of year	$94,646	$200,095

Capital share activity:
Shares sold
Investor Class	1,384,928	3,272,413
Advisor Class	385,324	41,315
A-Class	134,495	36,502
C-Class	36,131	28,954
Shares issued from reinvestment of distributions
Investor Class	3,093	562
Advisor Class	351	39
A-Class	170	14
C-Class	130	18
Shares redeemed
Investor Class	(1,445,332)	(3,126,614)
Advisor Class	(354,839)	(51,650)
A-Class	(134,028)	(16,098)
C-Class	(29,738)	(46,312)
Net increase (decrease) in shares	(19,315)	139,143

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$44.93	$36.94	$33.50	$27.48	$15.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.36	.17	(.02)	.03
Net gain (loss) on investments (realized and unrealized)	10.95	7.66	3.27	6.04	12.05
Total from investment operations	11.15	8.02	3.44	6.02	12.08
Less distributions from:
Net investment income	(.27)	(.03)	—	—	—
Total distributions	(.27)	(.03)	—	—	—
Net asset value, end of period	$55.81	$44.93	$36.94	$33.50	$27.48

Total Return[b]	24.83%	21.74%	10.27%	21.91%	78.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,139	$22,005	$12,687	$2,141	$13,186
Ratios to average net assets:
Net investment income (loss)	0.39%	0.92%	0.49%	(0.07%)	0.13%
Total expenses	1.37%	1.35%	1.35%	1.39%	1.37%
Portfolio turnover rate	265%	517%	797%	963%	943%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$41.54	$34.33	$31.29	$25.81	$14.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	.29	(.01)	(.16)	(.11)
Net gain (loss) on investments (realized and unrealized)	10.15	6.95	3.05	5.64	11.39
Total from investment operations	10.04	7.24	3.04	5.48	11.28
Less distributions from:
Net investment income	(.27)	(.03)	—	—	—
Total distributions	(.27)	(.03)	—	—	—
Net asset value, end of period	$51.31	$41.54	$34.33	$31.29	$25.81

Total Return[b]	24.18%	21.12%	9.72%	21.23%	77.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,115	$1,241	$1,379	$582	$1,111
Ratios to average net assets:
Net investment income (loss)	(0.23%)	0.80%	(0.03%)	(0.61%)	(0.56%)
Total expenses	1.87%	1.85%	1.86%	1.89%	1.88%
Portfolio turnover rate	265%	517%	797%	963%	943%

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$42.35	$34.91	$31.75	$26.13	$14.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.29	.07	(.05)	.17
Net gain (loss) on investments (realized and unrealized)	10.34	7.18	3.09	5.67	11.29
Total from investment operations	10.38	7.47	3.16	5.62	11.46
Less distributions from:
Net investment income	(.27)	(.03)	—	—	—
Total distributions	(.27)	(.03)	—	—	—
Net asset value, end of period	$52.46	$42.35	$34.91	$31.75	$26.13

Total Return[b]	24.53%	21.42%	9.95%	21.51%	78.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,778	$1,409	$448	$1,157	$489
Ratios to average net assets:
Net investment income (loss)	0.09%	0.80%	0.23%	(0.18%)	0.74%
Total expenses	1.62%	1.60%	1.60%	1.63%	1.63%
Portfolio turnover rate	265%	517%	797%	963%	943%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$39.92	$33.16	$30.36	$25.19	$14.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	.01	(.15)	(.30)	(.22)
Net gain (loss) on investments (realized and unrealized)	9.69	6.78	2.95	5.47	11.15
Total from investment operations	9.42	6.79	2.80	5.17	10.93
Less distributions from:
Net investment income	(.27)	(.03)	—	—	—
Total distributions	(.27)	(.03)	—	—	—
Net asset value, end of period	$49.07	$39.92	$33.16	$30.36	$25.19

Total Return[b]	23.61%	20.54%	9.19%	20.52%	76.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,460	$928	$1,345	$828	$929
Ratios to average net assets:
Net investment income (loss)	(0.59%)	0.03%	(0.50%)	(1.13%)	(1.01%)
Total expenses	2.37%	2.35%	2.35%	2.39%	2.38%
Portfolio turnover rate	265%	517%	797%	963%	943%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the one-year period ended March 31, 2014, Precious Metals Fund Investor Class returned -30.37%, compared with 23.29% for the S&P 500 Materials Index. The broader S&P 500 Index returned 21.86%.

The gold mining industry was the main detractor from return, followed by the silver mining segment. The diversified metals & mining industry was the only industry contributing to return for the period.

Freeport-McMoRan Copper & Gold, Inc., Franco-Nevada Corp. and Silver Standard Resources, Inc. were the leading contributors to return. Newmont Mining Corp., Barrick Gold Corp. and Kinross Gold Corp. detracted most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	December 1, 1993
Advisor Class	August 1, 2003
A-Class	September 1, 2004
C-Class	April 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan Copper & Gold, Inc.	9.9%
Barrick Gold Corp.	7.3%
Newmont Mining Corp.	7.0%
Goldcorp, Inc.	6.0%
Silver Wheaton Corp.	4.5%
Southern Copper Corp.	3.8%
Yamana Gold, Inc.	3.6%
Agnico Eagle Mines Ltd.	3.5%
Randgold Resources Ltd. ADR	3.5%
AngloGold Ashanti Ltd. ADR	3.1%
Top Ten Total	52.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

102 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014%

	1 Year	5 Year	10 Year
Investor Class Shares	-30.37%	-4.15%	-1.66%
Advisor Class Shares	-30.71%	-4.62%	-2.13%
C-Class Shares	-31.05%	-5.10%	-2.64%
C-Class Shares with CDSC‡	-31.74%	-5.10%	-2.64%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Materials Index	23.29%	19.97%	8.75%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	-30.52%	-4.39%	-0.22%
A-Class Shares with sales charge†	-33.83%	-5.32%	-0.73%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Materials Index	23.29%	19.97%	8.87%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS	March 31, 2014
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 100.2%

GOLD - 66.7%
Barrick Gold Corp.	252,936	$4,509,849
Newmont Mining Corp.	182,903	4,287,246
Goldcorp, Inc.	149,318	3,655,305
Yamana Gold, Inc.[1]	252,416	2,216,212
Agnico Eagle Mines Ltd.	71,252	2,155,373
Randgold Resources Ltd. ADR	28,469	2,135,175
AngloGold Ashanti Ltd. ADR*	111,015	1,896,136
Royal Gold, Inc.	28,933	1,811,784
Kinross Gold Corp.	419,606	1,737,169
Franco-Nevada Corp.	35,459	1,626,150
Eldorado Gold Corp.	277,497	1,548,433
Cia de Minas Buenaventura
SAA ADR	118,985	1,495,641
IAMGOLD Corp.	418,390	1,472,733
Gold Fields Ltd. ADR	347,252	1,281,360
New Gold, Inc.*	245,840	1,199,699
Allied Nevada Gold Corp.*,1	240,250	1,035,478
AuRico Gold, Inc.	213,209	927,459
Harmony Gold Mining Company
Ltd. ADR*	267,376	815,497
McEwen Mining, Inc.*,1	286,461	678,913
Sibanye Gold Ltd. ADR	75,775	631,206
Novagold Resources, Inc.*	168,053	606,671
B2Gold Corp.*,1	224,387	603,601
Alamos Gold, Inc.	63,929	576,640
Pretium Resources, Inc.*,1	97,428	561,185
Seabridge Gold, Inc.*,1	75,766	536,423
Sandstorm Gold Ltd.*	88,900	495,173
Gold Resource Corp.[1]	93,593	447,375
Total Gold		40,943,886
SILVER - 15.0%
Silver Wheaton Corp.	120,366	2,732,309
Pan American Silver Corp.	104,177	1,340,758
Coeur Mining, Inc.*	117,428	1,090,906
Hecla Mining Co.[1]	349,246	1,072,185
First Majestic Silver Corp.*	98,666	951,140
Silver Standard Resources, Inc.*	91,782	911,395
Endeavour Silver Corp.*,1	150,086	646,871
Silvercorp Metals, Inc.[1]	243,415	474,659
Total Silver		9,220,223
DIVERSIFIED METALS & MINING - 15.0%
Freeport-McMoRan Copper & Gold, Inc.	182,987	6,051,380
Southern Copper Corp.	80,434	2,341,434
RTI International Metals, Inc.*	28,600	794,508
Total Diversified Metals & Mining		9,187,322
PRECIOUS METALS & MINERALS - 3.5%
Stillwater Mining Co.*	81,936	1,213,472
Dominion Diamond Corp.*	41,122	551,857
Tahoe Resources, Inc.*	17,653	373,361
Total Precious Metals & Minerals		2,138,690
Total Common Stocks
(Cost $38,528,835)		61,490,121

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.5%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$285,469	285,469
Total Repurchase Agreement
(Cost $285,469)		285,469
SECURITIES LENDING COLLATERAL††,3 - 10.1%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	3,007,178	3,007,178
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	2,683,327	2,683,327
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	505,853	505,853
Total Securities Lending Collateral
(Cost $6,196,358)		6,196,358
Total Investments - 110.8%
(Cost $45,010,662)		$67,971,948
Other Assets & Liabilities, net - (10.8)%		(6,632,697)
Total Net Assets - 100.0%		$61,339,251

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6. ADR — American Depositary Receipt

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including
$5,657,182 of securities loaned
(cost $38,528,835)	$61,490,121
Repurchase agreements, at value
(cost $6,481,827)	6,481,827
Total investments
(cost $45,010,662)	67,971,948
Receivables:
Securities sold	4,812,086
Fund shares sold	352,564
Dividends	25,420
Securities lending income	8,337
Total assets	73,170,355
Liabilities:
Payable for:
Upon return of securities loaned	6,196,358
Fund shares redeemed	5,511,660
Management fees	44,524
Transfer agent and administrative fees	14,841
Distribution and service fees	12,045
Portfolio accounting fees	5,936
Miscellaneous	45,740
Total liabilities	11,831,104
Net assets	$61,339,251
Net assets consist of:
Paid in capital	$86,656,598
Undistributed net investment income	741,411
Accumulated net realized loss on investments	(49,020,040)
Net unrealized appreciation on investments	22,961,282
Net assets	$61,339,251
Investor Class:
Net assets	$42,845,520
Capital shares outstanding	1,197,437
Net asset value per share	$35.78
Advisor Class:
Net assets	$4,008,513
Capital shares outstanding	118,191
Net asset value per share	$33.92
A-Class:
Net assets	$5,235,148
Capital shares outstanding	150,662
Net asset value per share	$34.75
Maximum offering price per share
(Net asset value divided by 95.25%)	$36.48
C-Class:
Net assets	$9,250,070
Capital shares outstanding	295,147
Net asset value per share	$31.34

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding
tax of $94,285)	$1,574,057
Income from securities lending, net	48,885
Interest	57
Total investment income	1,622,999

Expenses:
Management fees	559,642
Transfer agent and administrative fees	186,547
Distribution and service fees:
Advisor Class	23,341
A-Class	10,909
C-Class	110,717
Portfolio accounting fees	74,616
Registration fees	60,681
Trustees’ fees*	11,237
Custodian fees	7,449
Line of credit interest expense	216
Miscellaneous	45,917
Total expenses	1,091,272
Net investment income	531,727

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(21,811,676)
Foreign currency	(189)
Net realized loss	(21,811,865)
Net change in unrealized appreciation
(depreciation) on:
Investments	(18,958,801)
Foreign currency	(5)
Net change in unrealized appreciation
(depreciation)	(18,958,806)
Net realized and unrealized loss	(40,770,671)
Net decrease in net assets resulting
from operations	$(40,238,944)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$531,727	$472,985
Net realized loss on investments	(21,811,865)	(2,819,942)
Net change in unrealized appreciation (depreciation) on investments	(18,958,806)	(17,844,799)
Net decrease in net assets resulting from operations	(40,238,944)	(20,191,756)

Distributions to shareholders from:
Net investment income
Investor Class	(214,700)	(192,477)
Advisor Class	(17,921)	(8,168)
A-Class	(18,796)	(15,320)
C-Class	(51,914)	(41,649)
Net realized gains
Investor Class	—	(4,128,966)
Advisor Class	—	(175,216)
A-Class	—	(328,641)
C-Class	—	(893,443)
Total distributions to shareholders	(303,331)	(5,783,880)

Capital share transactions:
Proceeds from sale of shares
Investor Class	338,664,021	366,675,941
Advisor Class	73,664,880	66,385,396
A-Class	8,057,501	10,420,356
C-Class	25,324,298	55,350,011
Distributions reinvested
Investor Class	205,735	4,213,393
Advisor Class	17,782	181,989
A-Class	15,489	258,731
C-Class	49,648	916,449
Cost of shares redeemed
Investor Class	(336,034,319)	(362,487,037)
Advisor Class	(71,421,958)	(71,618,028)
A-Class	(6,716,766)	(9,211,579)
C-Class	(29,074,122)	(58,172,115)
Net increase from capital share transactions	2,752,189	2,913,507
Net decrease in net assets	(37,790,086)	(23,062,129)

Net assets:
Beginning of year	99,129,337	122,191,466
End of year	$61,339,251	$99,129,337
Undistributed net investment income at end of year	$741,411	$291,910

Capital share activity:
Shares sold
Investor Class	8,791,258	5,958,091
Advisor Class	2,073,315	1,151,300
A-Class	216,466	174,830
C-Class	747,420	1,016,646
Shares issued from reinvestment of distributions
Investor Class	6,301	65,701
Advisor Class	574	2,974
A-Class	488	4,140
C-Class	1,730	16,087
Shares redeemed
Investor Class	(8,982,178)	(5,853,272)
Advisor Class	(2,019,696)	(1,242,772)
A-Class	(185,372)	(159,753)
C-Class	(860,994)	(1,075,323)
Net increase (decrease) in shares	(210,688)	58,649

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$51.65	$65.73	$86.74	$61.73	$46.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.34	(.02)	(.28)	(.44)
Net gain (loss) on investments (realized and unrealized)	(16.06)	(12.12)	(20.70)	25.32	15.96
Total from investment operations	(15.70)	(11.78)	(20.72)	25.04	15.52
Less distributions from:
Net investment income	(.17)	(.10)	(.29)	(.03)	—
Net realized gains	—	(2.20)	—	—	(.08)
Return of capital	—	—	—	—	(.07)
Total distributions	(.17)	(2.30)	(.29)	(.03)	(.15)
Net asset value, end of period	$35.78	$51.65	$65.73	$86.74	$61.73

Total Return[b]	(30.37%)	(18.60%)	(23.91%)	40.57%	33.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,846	$71,386	$79,637	$141,798	$113,546
Ratios to average net assets:
Net investment income (loss)	0.96%	0.55%	(0.03%)	(0.37%)	(0.76%)
Total expenses	1.27%	1.25%	1.26%	1.28%	1.28%
Portfolio turnover rate	348%	206%	235%	322%	383%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$49.20	$63.02	$83.59	$59.79	$45.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	(.02)	(.44)	(.61)	(.79)
Net gain (loss) on investments (realized and unrealized)	(15.23)	(11.50)	(19.84)	24.44	15.61
Total from investment operations	(15.11)	(11.52)	(20.28)	23.83	14.82
Less distributions from:
Net investment income	(.17)	(.10)	(.29)	(.03)	—
Net realized gains	—	(2.20)	—	—	(.08)
Return of capital	—	—	—	—	(.07)
Total distributions	(.17)	(2.30)	(.29)	(.03)	(.15)
Net asset value, end of period	$33.92	$49.20	$63.02	$83.59	$59.79

Total Return[b]	(30.71%)	(18.99%)	(24.29%)	39.87%	32.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,009	$3,148	$9,610	$30,418	$18,677
Ratios to average net assets:
Net investment income (loss)	0.34%	(0.04%)	(0.59%)	(0.86%)	(1.35%)
Total expenses	1.77%	1.75%	1.76%	1.78%	1.77%
Portfolio turnover rate	348%	206%	235%	322%	383%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$50.28	$64.21	$84.97	$60.63	$45.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.21	(.22)	(.45)	(.59)
Net gain (loss) on investments (realized and unrealized)	(15.52)	(11.84)	(20.25)	24.82	15.73
Total from investment operations	(15.36)	(11.63)	(20.47)	24.37	15.14
Less distributions from:
Net investment income	(.17)	(.10)	(.29)	(.03)	—
Net realized gains	—	(2.20)	—	—	(.08)
Return of capital	—	—	—	—	(.07)
Total distributions	(.17)	(2.30)	(.29)	(.03)	(.15)
Net asset value, end of period	$34.75	$50.28	$64.21	$84.97	$60.63

Total Return[b]	(30.52%)	(18.80%)	(24.13%)	40.21%	33.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,235	$5,988	$6,412	$14,919	$8,422
Ratios to average net assets:
Net investment income (loss)	0.45%	0.35%	(0.30%)	(0.63%)	(1.04%)
Total expenses	1.52%	1.50%	1.51%	1.53%	1.52%
Portfolio turnover rate	348%	206%	235%	322%	383%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$45.72	$59.02	$78.70	$56.58	$42.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.23)	(.72)	(.94)	(.97)
Net gain (loss) on investments
(realized and unrealized)	(14.14)	(10.77)	(18.67)	23.09	14.78
Total from investment operations	(14.21)	(11.00)	(19.39)	22.15	13.81
Less distributions from:
Net investment income	(.17)	(.10)	(.29)	(.03)	—
Net realized gains	—	(2.20)	—	—	(.08)
Return of capital	—	—	—	—	(.07)
Total distributions	(.17)	(2.30)	(.29)	(.03)	(.15)
Net asset value, end of period	$31.34	$45.72	$59.02	$78.70	$56.58

Total Return[b]	(31.05%)	(19.39%)	(24.68%)	39.18%	32.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,250	$18,608	$26,533	$39,650	$23,483
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.42%)	(1.04%)	(1.37%)	(1.81%)
Total expenses	2.27%	2.25%	2.26%	2.28%	2.28%
Portfolio turnover rate	348%	206%	235%	322%	383%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the one-year period ended March 31, 2014, Real Estate Fund H-Class gained 1.84%, compared to a gain of 4.28% for the MSCI U.S. REIT Index. The Fund maintained a daily correlation of over 98% to its benchmark.

The hotel & resorts REITs contributed most to the performance of the Fund, followed by residential REITs. Health care REITs and mortgage REITs were the largest detractors from performance.

The strongest performing holdings included Altisource Portfolio Solutions S.A., Howard Hughes Corp. and NorthStar Realty Finance Corp. The main detractors were Annaly Capital Management, Inc., American Capital Agency Corp. and HCP, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	2.5%
American Tower Corp. — Class A	2.0%
Public Storage	1.8%
Crown Castle International Corp.	1.7%
Equity Residential	1.6%
Prologis, Inc.	1.6%
General Growth Properties, Inc.	1.5%
HCP, Inc.	1.5%
Ventas, Inc.	1.5%
Health Care REIT, Inc.	1.5%
Top Ten Total	17.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

110 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

 Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
C-Class Shares	1.09%	22.80%	3.50%
C-Class Shares with CDSC‡	0.13%	22.80%	3.50%
H-Class Shares	1.84%	23.77%	4.28%
S&P 500 Index	21.86%	21.16%	7.42%
MSCI U.S. REIT Index	4.28%	28.79%	8.20%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	1.86%	23.80%	4.49%
A-Class Shares with sales charge†	-2.98%	22.60%	3.96%
S&P 500 Index	21.86%	21.16%	7.88%
MSCI U.S. REIT Index	4.28%	28.79%	8.29%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS	March 31, 2014
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.3%

REAL ESTATE INVESTMENT TRUSTS (REITs) - 90.1%
SPECIALIZED REITs - 26.2%
American Tower Corp. — Class A	6,322	$517,582
Public Storage	2,813	473,962
HCP, Inc.	10,295	399,343
Ventas, Inc.	6,469	391,827
Health Care REIT, Inc.	6,544	390,022
Weyerhaeuser Co.	12,849	377,118
Host Hotels & Resorts, Inc.	17,779	359,847
Plum Creek Timber Company, Inc.	5,902	248,120
Rayonier, Inc.	4,858	223,031
Extra Space Storage, Inc.	4,547	220,575
Senior Housing Properties Trust	8,535	191,781
Hospitality Properties Trust	6,633	190,500
Omega Healthcare Investors, Inc.	5,638	188,986
Corrections Corporation of America	5,469	171,289
RLJ Lodging Trust	6,110	163,381
LaSalle Hotel Properties	5,186	162,374
Healthcare Trust of America, Inc. — Class A	13,421	152,865
EPR Properties	2,789	148,905
Sunstone Hotel Investors, Inc.	10,531	144,591
Healthcare Realty Trust, Inc.	5,873	141,833
Geo Group, Inc.	4,390	141,534
CubeSmart	8,247	141,519
DiamondRock Hospitality Co.	11,863	139,390
Sovran Self Storage, Inc.	1,868	137,205
Medical Properties Trust, Inc.	10,719	137,096
Pebblebrook Hotel Trust	3,970	134,067
Strategic Hotels & Resorts, Inc.*	12,848	130,921
Ryman Hospitality Properties, Inc.	3,010	127,985
National Health Investors, Inc.	2,060	124,548
Alexander & Baldwin, Inc.	2,880	122,573
Potlatch Corp.	2,859	110,615
LTC Properties, Inc.	2,690	101,225
Hersha Hospitality Trust — Class A	16,940	98,760
Total Specialized REITs		6,905,370
RETAIL REITs - 15.9%
Simon Property Group, Inc.	4,031	661,083
General Growth Properties, Inc.	18,468	406,296
Macerich Co.	4,420	275,499
Kimco Realty Corp.	12,565	274,922
Realty Income Corp.	6,589	269,227
Federal Realty Investment Trust	2,145	246,074
DDR Corp.	13,557	223,419
Regency Centers Corp.	3,965	202,453
National Retail Properties, Inc.	5,581	191,540
Taubman Centers, Inc.	2,663	188,514
Weingarten Realty Investors	5,923	177,690
Tanger Factory Outlet Centers, Inc.	4,776	167,160
CBL & Associates Properties, Inc.	9,297	165,022
Retail Properties of America, Inc. — Class A	12,010	162,615
Equity One, Inc.	6,923	154,660
Acadia Realty Trust	4,220	111,324
Glimcher Realty Trust	11,083	111,162
Pennsylvania Real Estate Investment Trust	5,750	103,788
Rouse Properties, Inc.	5,350	92,234
Total Retail REITs		4,184,682
RESIDENTIAL REITs - 12.4%
Equity Residential	7,249	420,371
AvalonBay Communities, Inc.	2,775	364,413
Essex Property Trust, Inc.	1,428	242,831
UDR, Inc.	9,048	233,710
Camden Property Trust	3,130	210,774
Mid-America Apartment Communities, Inc.	2,924	199,621
BRE Properties, Inc.	3,105	194,932
Apartment Investment & Management Co. — Class A	6,314	190,809
American Campus Communities, Inc.	4,903	183,127
Equity Lifestyle Properties, Inc.	4,112	167,153
Home Properties, Inc.	2,729	164,067
American Homes 4 Rent — Class A	9,390	156,907
Post Properties, Inc.	2,943	144,501
Sun Communities, Inc.	2,650	119,489
Starwood Waypoint Residential Trust*	3,432	98,807
Education Realty Trust, Inc.	9,883	97,545
Associated Estates Realty Corp.	5,330	90,290
Total Residential REITs		3,279,347
OFFICE REITs - 12.1%
Boston Properties, Inc.	3,326	380,926
SL Green Realty Corp.	2,746	276,302
Digital Realty Trust, Inc.[1]	4,708	249,900
Alexandria Real Estate Equities, Inc.	2,769	200,919
Kilroy Realty Corp.	3,396	198,938
BioMed Realty Trust, Inc.	8,918	182,730
Douglas Emmett, Inc.	6,630	179,938
Columbia Property Trust, Inc.	6,310	171,948
Highwoods Properties, Inc.	4,440	170,540
CommonWealth REIT	6,022	158,379
Piedmont Office Realty Trust, Inc. — Class A	8,736	149,822
Corporate Office Properties Trust	5,354	142,631
Brandywine Realty Trust	9,574	138,440
Mack-Cali Realty Corp.	6,005	124,844
Parkway Properties, Inc.	6,730	122,823
DuPont Fabros Technology, Inc.	4,889	117,678
Hudson Pacific Properties, Inc.	4,850	111,890
Government Properties Income Trust	4,305	108,486
Total Office REITs		3,187,134
MORTGAGE REITs - 8.9%
Annaly Capital Management, Inc.	26,555	291,307
American Capital Agency Corp.	11,653	250,423
NorthStar Realty Finance Corp.	12,850	207,399
Starwood Property Trust, Inc.	8,232	194,193
Two Harbors Investment Corp.	17,100	175,275
MFA Financial, Inc.	19,652	152,303
Colony Financial, Inc.	5,850	128,408
Invesco Mortgage Capital, Inc.	7,779	128,120
Hatteras Financial Corp.	6,407	120,772
Redwood Trust, Inc.	5,800	117,624

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
REAL ESTATE FUND

	Shares	Value

New Residential Investment Corp.	17,400	$112,578
CYS Investments, Inc.	12,676	104,704
iStar Financial, Inc.*	6,990	103,172
Capstead Mortgage Corp.	7,839	99,242
Blackstone Mortgage Trust, Inc. — Class A	3,230	92,863
PennyMac Mortgage Investment Trust	2,900	69,310
Total Mortgage REITs		2,347,693
DIVERSIFED REITs - 8.3%
Vornado Realty Trust	3,941	388,424
American Realty Capital Properties, Inc.	21,724	304,570
WP Carey, Inc.	3,642	218,775
Duke Realty Corp.	12,943	218,478
Liberty Property Trust	5,796	214,220
Spirit Realty Capital, Inc.	16,823	184,717
Lexington Realty Trust	13,293	145,027
Cousins Properties, Inc.	12,200	139,934
PS Business Parks, Inc.	1,660	138,809
Chambers Street Properties	15,870	123,310
Washington Real Estate Investment Trust	4,860	116,057
Total Diversifed REITs		2,192,321
INDUSTRIAL REITs - 3.1%
Prologis, Inc.	10,119	413,158
DCT Industrial Trust, Inc.	18,580	146,410
First Industrial Realty Trust, Inc.	7,140	137,945
EastGroup Properties, Inc.	1,950	122,675
Total Industrial REITs		820,188
WIRELESS TELECOMMUNICATION SERVICES - 1.7%
Crown Castle International Corp.	6,110	450,796
REAL ESTATE OPERATING COMPANIES - 0.8%
Altisource Residential Corp.	6,930	218,711
CASINOS & GAMING - 0.7%
Gaming and Leisure Properties, Inc.	5,063	184,597
Total Real Estate Investment Trusts (REITs)		23,770,839
REAL ESTATE MANAGEMENT & DEVELOPMENT - 9.2%
REAL ESTATE SERVICES - 5.3%
CBRE Group, Inc. — Class A*	9,810	269,087
Realogy Holdings Corp.*	5,124	222,638
Altisource Asset Management Corp.*	200	214,930
Jones Lang LaSalle, Inc.	1,683	199,436
Altisource Portfolio Solutions S.A.*	1,632	198,549
E-House China Holdings Ltd. ADR	14,740	178,207
Kennedy-Wilson Holdings, Inc.	5,680	127,857
Total Real Estate Services		1,410,704
REAL ESTATE OPERATING COMPANIES - 1.8%
Brookfield Office Properties, Inc.	14,656	283,594
Forest City Enterprises, Inc. — Class A*	9,382	179,196
Total Real Estate Operating Companies		462,790
DIVERSIFIED REAL ESTATE ACTIVITIES - 1.3%
Brookfield Asset Management, Inc. — Class A	5,090	207,927
St. Joe Co.*	6,405	123,296
Total Diversified Real Estate Activities		331,223
REAL ESTATE DEVELOPMENT - 0.8%
Howard Hughes Corp.*	1,482	211,496
Total Real Estate Management & Development		2,416,213
Total Common Stocks
(Cost $22,138,584)		26,187,052

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.2%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$51,698	51,698
Total Repurchase Agreement
(Cost $51,698)		51,698
SECURITIES LENDING COLLATERAL††,3 - 0.4%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	53,142	53,142
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	47,419	47,419
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	8,939	8,939
Total Securities Lending Collateral
(Cost $109,500)		109,500
Total Investments - 99.9%
(Cost $22,299,782)		$26,348,250
Other Assets & Liabilities, net - 0.1%		25,838
Total Net Assets - 100.0%		$26,374,088

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

REAL ESTATE FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $106,160
of securities loaned
(cost $22,138,584)	$26,187,052
Repurchase agreements, at value
(cost $161,198)	161,198
Total investments
(cost $22,299,782)	26,348,250
Receivables:
Fund shares sold	792,789
Dividends	147,066
Securities lending income	109
Total assets	27,288,214
Liabilities:
Payable for:
Securities purchased	726,969
Upon return of securities loaned	109,500
Fund shares redeemed	27,940
Management fees	21,327
Distribution and service fees	7,568
Transfer agent and administrative fees	6,273
Portfolio accounting fees	2,509
Miscellaneous	12,040
Total liabilities	914,126
Net assets	$26,374,088
Net assets consist of:
Paid in capital	$39,370,575
Undistributed net investment income	179,827
Accumulated net realized loss on investments	(17,224,782)
Net unrealized appreciation on investments	4,048,468
Net assets	$26,374,088
A-Class:
Net assets	$4,123,569
Capital shares outstanding	123,207
Net asset value per share	$33.47
Maximum offering price per share
(Net asset value divided by 95.25%)	$35.14
C-Class:
Net assets	$2,497,424
Capital shares outstanding	81,508
Net asset value per share	$30.64
H-Class:
Net assets	$19,753,095
Capital shares outstanding	591,436
Net asset value per share	$33.40

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $3,181)	$554,944
Income from securities lending, net	2,134
Interest	7
Total investment income	557,085

Expenses:
Management fees	145,005
Transfer agent and administrative fees	42,648
Distribution and service fees:
A-Class	8,724
C-Class	21,224
H-Class	28,618
Portfolio accounting fees	17,059
Tax expense	3,562
Trustees’ fees*	2,386
Custodian fees	1,733
Line of credit interest expense	238
Miscellaneous	24,963
Total expenses	296,160
Net investment income	260,925

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,653,853
Net realized gain	2,653,853
Net change in unrealized appreciation
(depreciation) on:
Investments	(2,954,093)
Net change in unrealized appreciation
(depreciation)	(2,954,093)
Net realized and unrealized loss	(300,240)
Net decrease in net assets resulting
from operations	$(39,315)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$260,925	$447,384
Net realized gain (loss) on investments	2,653,853	(718,672)
Net change in unrealized appreciation (depreciation) on investments	(2,954,093)	855,154
Net increase (decrease) in net assets resulting from operations	(39,315)	583,866

Distributions to shareholders from:
Net investment income
A-Class	(69,328)	(18,360)
C-Class	(67,311)	(59,353)
H-Class	(200,042)	(292,727)
Total distributions to shareholders	(336,681)	(370,440)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,878,425	58,943,343
C-Class	28,309,538	43,646,934
H-Class	154,735,643	191,827,597
Distributions reinvested
A-Class	64,436	16,977
C-Class	64,791	57,394
H-Class	198,562	290,464
Cost of shares redeemed
A-Class	(21,614,347)	(48,200,407)
C-Class	(28,623,424)	(42,855,707)
H-Class	(144,941,887)	(195,933,585)
Net increase from capital share transactions	1,071,737	7,793,010
Net increase in net assets	695,741	8,006,436

Net assets:
Beginning of year	25,678,347	17,671,911
End of year	$26,374,088	$25,678,347
Undistributed net investment income at end of year	$179,827	$238,366

Capital share activity:
Shares sold
A-Class	388,565	1,864,738
C-Class	923,737	1,492,700
H-Class	4,583,841	6,095,718
Shares issued from reinvestment of distributions
A-Class	2,095	557
C-Class	2,296	2,027
H-Class	6,468	9,539
Shares redeemed
A-Class	(630,360)	(1,580,487)
C-Class	(935,775)	(1,467,018)
H-Class	(4,297,722)	(6,253,367)
Net increase in shares	43,145	164,407

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$34.43	$30.27	$29.06	$24.24	$12.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.58	.45	.27	.44
Net gain (loss) on investments (realized and unrealized)	(.14)	4.18	1.07	5.17	11.11
Total from investment operations	.51	4.76	1.52	5.44	11.55
Less distributions from:
Net investment income	(1.47)	(.60)	(.31)	(.62)	(.14)
Total distributions	(1.47)	(.60)	(.31)	(.62)	(.14)
Net asset value, end of period	$33.47	$34.43	$30.27	$29.06	$24.24

Total Return[b]	1.86%	16.03%	5.42%	22.72%	90.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,124	$12,495	$2,364	$3,991	$4,303
Ratios to average net assets:
Net investment income (loss)	1.92%	1.82%	1.59%	1.07%	2.15%
Total expenses	1.65%	1.61%	1.61%	1.63%	1.65%
Portfolio turnover rate	788%	699%	974%	485%	1,520%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$31.89	$28.29	$27.41	$23.11	$12.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.27	.22	.10	.40
Net gain (loss) on investments (realized and unrealized)	(.07)	3.93	.97	4.82	10.52
Total from investment operations	.22	4.20	1.19	4.92	10.92
Less distributions from:
Net investment income	(1.47)	(.60)	(.31)	(.62)	(.14)
Total distributions	(1.47)	(.60)	(.31)	(.62)	(.14)
Net asset value, end of period	$30.64	$31.89	$28.29	$27.41	$23.11

Total Return[b]	1.09%	15.12%	4.57%	21.58%	88.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,497	$2,910	$1,798	$2,356	$2,143
Ratios to average net assets:
Net investment income (loss)	0.93%	0.92%	0.83%	0.42%	2.06%
Total expenses	2.38%	2.35%	2.36%	2.39%	2.41%
Portfolio turnover rate	788%	699%	974%	485%	1,520%

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$34.38	$30.23	$29.02	$24.22	$12.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.46	.42	.29	.50
Net gain (loss) on investments (realized and unrealized)	(.03)	4.29	1.10	5.13	11.04
Total from investment operations	.49	4.75	1.52	5.42	11.54
Less distributions from:
Net investment income	(1.47)	(.60)	(.31)	(.62)	(.14)
Total distributions	(1.47)	(.60)	(.31)	(.62)	(.14)
Net asset value, end of period	$33.40	$34.38	$30.23	$29.02	$24.22

Total Return[b]	1.84%	15.95%	5.42%	22.70%	90.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,753	$10,273	$13,511	$22,045	$34,926
Ratios to average net assets:
Net investment income (loss)	1.52%	1.45%	1.48%	1.13%	2.41%
Total expenses	1.64%	1.60%	1.61%	1.63%	1.68%
Portfolio turnover rate	788%	699%	974%	485%	1,520%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail-order operations and other companies involved in selling products to consumers (“Retailing Companies”).

For the one-year period ended March 31, 2014, Retailing Fund Investor Class returned 19.98%, compared with 24.00% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 21.86%.

Within the sector, the specialty retail segment contributed most to Fund performance, followed by the internet & catalog retail industry. No industry detracted from return, but the distributors segment contributed least.

Fund performance for the period benefited most from priceline.com, Inc., CVS Caremark Corp. and Amazon.com, Inc. Aeropostale, Inc., J.C. Penney Company, Inc. and American Eagle Outfitters, Inc. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001

Ten Largest Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	5.4%
Amazon.com, Inc.	4.1%
Home Depot, Inc.	3.6%
CVS Caremark Corp.	3.2%
Walgreen Co.	2.7%
Priceline Group, Inc.	2.7%
Lowe’s Companies, Inc.	2.4%
Costco Wholesale Corp.	2.4%
TJX Companies, Inc.	2.3%
Target Corp.	2.1%
Top Ten Total	30.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

118 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	19.98%	22.44%	7.23%
Advisor Class Shares	19.24%	21.89%	6.74%
C-Class Shares	18.62%	21.19%	6.18%
C-Class Shares with CDSC‡	17.62%	21.19%	6.18%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Consumer Discretionary Index	24.00%	29.13%	9.00%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	19.64%	22.12%	8.36%
A-Class Shares with sales charge†	13.94%	20.95%	7.81%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Consumer Discretionary Index	24.00%	29.13%	9.88%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS	March 31, 2014
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.5%

INTERNET RETAIL - 17.3%
Amazon.com, Inc.*	9,157	$3,081,513
Priceline Group, Inc.*	1,688	2,011,909
Netflix, Inc.*	3,031	1,067,003
Ctrip.com International Ltd. ADR*	18,190	917,140
TripAdvisor, Inc.*	9,625	871,929
Expedia, Inc.	10,775	781,188
Vipshop Holdings Ltd. ADR*	4,380	653,934
zulily, Inc. — Class A*,1	12,000	602,280
Groupon, Inc. — Class A*	73,439	575,762
Liberty Ventures*	4,220	549,993
HomeAway, Inc.*	12,350	465,225
Qunar Cayman Islands Ltd. ADR*	14,400	440,496
E-Commerce China Dangdang, Inc. — Class A ADR*,1	29,500	423,620
Shutterfly, Inc.*	7,918	337,940
RetailMeNot, Inc.*	10,200	326,400
Total Internet Retail		13,106,332
APPAREL RETAIL - 15.5%
TJX Companies, Inc.	28,102	1,704,385
The Gap, Inc.	27,059	1,083,984
L Brands, Inc.	18,317	1,039,856
Ross Stores, Inc.	14,060	1,005,993
Foot Locker, Inc.	14,223	668,197
Urban Outfitters, Inc.*	16,329	595,519
DSW, Inc. — Class A	12,950	464,387
Abercrombie & Fitch Co. — Class A	11,246	432,971
Ascena Retail Group, Inc.*	24,536	423,982
Chico’s FAS, Inc.	24,936	399,724
Guess?, Inc.	14,370	396,612
American Eagle Outfitters, Inc.	31,840	389,722
Men’s Wearhouse, Inc.	7,891	386,501
Buckle, Inc.[1]	8,393	384,399
ANN, Inc.*	9,252	383,773
Jos. A. Bank Clothiers, Inc.*	5,403	347,413
Genesco, Inc.*	4,461	332,657
Express, Inc.*	18,240	289,651
Finish Line, Inc. — Class A	10,566	286,233
Children’s Place Retail Stores, Inc.	5,458	271,863
Francesca’s Holdings Corp.*	11,900	215,866
Aeropostale, Inc.*,1	30,585	153,537
Total Apparel Retail		11,657,225
SPECIALTY STORES - 11.7%
Tiffany & Co.	9,675	833,500
Tractor Supply Co.	11,022	778,484
Signet Jewelers Ltd.	7,088	750,336
PetSmart, Inc.	10,312	710,394
Staples, Inc.	62,015	703,250
Dick’s Sporting Goods, Inc.	12,147	663,348
Ulta Salon Cosmetics & Fragrance, Inc.*	6,115	596,090
Cabela’s, Inc.*	8,104	530,893
GNC Holdings, Inc. — Class A	12,051	530,485
Sally Beauty Holdings, Inc.*	19,276	528,162
Five Below, Inc.*	9,390	398,887
Outerwall, Inc.*,1	5,000	362,500
Container Store Group, Inc.*,1	9,500	322,525
Vitamin Shoppe, Inc.*	6,651	316,056
Barnes & Noble, Inc.*	14,144	295,610
Hibbett Sports, Inc.*	5,460	288,725
Zale Corp.*	10,200	213,282
Total Specialty Stores		8,822,527
AUTOMOTIVE RETAIL - 9.4%
AutoZone, Inc.*	2,090	1,122,538
O’Reilly Automotive, Inc.*	6,973	1,034,722
CarMax, Inc.*	17,737	830,092
Advance Auto Parts, Inc.	6,231	788,222
AutoNation, Inc.*	12,364	658,136
Penske Automotive Group, Inc.	11,550	493,878
CST Brands, Inc.	12,950	404,558
Murphy USA, Inc.*	8,750	355,163
Monro Muffler Brake, Inc.	6,100	346,968
Lithia Motors, Inc. — Class A	5,100	338,946
Asbury Automotive Group, Inc.*	6,070	335,732
Group 1 Automotive, Inc.	4,877	320,224
Total Automotive Retail		7,029,179
HYPERMARKETS & SUPER CENTERS - 9.0%
Wal-Mart Stores, Inc.	53,070	4,056,140
Costco Wholesale Corp.	16,167	1,805,531
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	10,932	478,384
PriceSmart, Inc.	4,250	428,953
Total Hypermarkets & Super Centers		6,769,008
DRUG RETAIL - 6.8%
CVS Caremark Corp.	32,578	2,438,789
Walgreen Co.	30,966	2,044,685
Rite Aid Corp.*	96,460	604,804
Total Drug Retail		5,088,278
HOME IMPROVEMENT RETAIL - 6.6%
Home Depot, Inc.	34,033	2,693,031
Lowe’s Companies, Inc.	37,505	1,833,995
Lumber Liquidators Holdings, Inc.*	4,230	396,774
Total Home Improvement Retail		4,923,800
DEPARTMENT STORES - 6.1%
Macy’s, Inc.	20,488	1,214,734
Kohl’s Corp.	16,159	917,831
Nordstrom, Inc.	14,305	893,347
Sears Holdings Corp.*,1	11,640	555,926
Dillard’s, Inc. — Class A	5,779	533,980
JC Penney Company, Inc.*,1	50,569	435,905
Total Department Stores		4,551,723
GENERAL MERCHANDISE STORES - 6.0%
Target Corp.	26,504	1,603,757
Dollar General Corp.*	19,221	1,066,381
Dollar Tree, Inc.*	16,000	834,880
Family Dollar Stores, Inc.	11,180	648,552
Big Lots, Inc.*	10,038	380,139
Total General Merchandise Stores		4,533,709

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
RETAILING FUND

	Shares	Value

HOMEFURNISHING RETAIL - 4.2%
Bed Bath & Beyond, Inc.*	14,458	$994,709
Williams-Sonoma, Inc.	9,728	648,274
Restoration Hardware Holdings, Inc.*	6,450	474,656
Aaron’s, Inc.	12,807	387,284
Pier 1 Imports, Inc.	18,808	355,095
Select Comfort Corp.*	14,697	265,722
Total Homefurnishing Retail		3,125,740
COMPUTER & ELECTRONICS RETAIL - 2.7%
Best Buy Company, Inc.	29,873	788,945
GameStop Corp. — Class A	14,365	590,402
Conn’s, Inc.*,1	8,290	322,067
Rent-A-Center, Inc. — Class A	11,639	309,597
Total Computer & Electronics Retail		2,011,011
DISTRIBUTORS - 2.3%
Genuine Parts Co.	10,943	950,400
LKQ Corp.*	28,097	740,356
Total Distributors		1,690,756
CATALOG RETAIL - 1.9%
Liberty Interactive Corp. — Class A*	34,163	986,286
HSN, Inc.	7,700	459,921
Total Catalog Retail		1,446,207
Total Common Stocks
(Cost $67,859,701)		74,755,495

	Face
	Amount

REPURCHASE AGREEMENT††,2 - 0.7%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$519,110	519,110
Total Repurchase Agreement
(Cost $519,110)		519,110

SECURITIES LENDING COLLATERAL††,3 - 3.3%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	1,211,045	1,211,045
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	1,080,624	1,080,624
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	203,716	203,716
Total Securities Lending Collateral
(Cost $2,495,385)		2,495,385
Total Investments - 103.5%
(Cost $70,874,196)		$77,769,990
Other Assets & Liabilities, net - (3.5)%		(2,631,664)
Total Net Assets - 100.0%		$75,138,326

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

RETAILING FUND

STATEMENT OF ASSETS

AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $2,420,686 of
securities loaned
(cost $67,859,701)	$74,755,495
Repurchase agreements, at value
(cost $3,014,495)	3,014,495
Total investments
(cost $70,874,196)	77,769,990
Receivables:
Fund shares sold	563,228
Dividends	33,673
Securities lending income	3,928
Total assets	78,370,819
Liabilities:
Payable for:
Upon return of securities loaned	2,495,385
Securities purchased	461,512
Fund shares redeemed	208,791
Management fees	30,653
Transfer agent and administrative fees	9,015
Distribution and service fees	4,472
Portfolio accounting fees	3,606
Miscellaneous	19,059
Total liabilities	3,232,493
Net assets	$75,138,326
Net assets consist of:
Paid in capital	$76,771,336
Accumulated net investment loss	(36,159)
Accumulated net realized loss on investments	(8,492,645)
Net unrealized appreciation on investments	6,895,794
Net assets	$75,138,326
Investor Class:
Net assets	$65,195,065
Capital shares outstanding	2,770,001
Net asset value per share	$23.54
Advisor Class:
Net assets	$5,391,293
Capital shares outstanding	245,025
Net asset value per share	$22.00
A-class:
Net assets	$2,049,095
Capital shares outstanding	91,159
Net asset value per share	$22.48
Maximum offering price per share
(Net asset value divided by 95.25%)	$23.60
C-class:
Net assets	$2,502,873
Capital shares outstanding	121,236
Net asset value per share	$20.64

STATEMENT OF

OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $158)	$445,055
Income from securities lending, net	17,955
Interest	22
Total investment income	463,032

Expenses:
Management fees	295,849
Transfer agent and administrative fees	87,014
Distribution and service fees:
Advisor Class	19,775
A-Class	10,329
C-Class	23,707
Portfolio accounting fees	34,805
Custodian fees	3,990
Trustees’ fees*	2,521
Line of credit interest expense	337
Miscellaneous	52,195
Total expenses	530,522
Net investment loss	(67,490)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,783,052)
Net realized loss	(2,783,052)
Net change in unrealized appreciation
(depreciation) on:
Investments	558,351
Net change in unrealized appreciation
(depreciation)	558,351
Net realized and unrealized loss	(2,224,701)
Net decrease in net assets resulting
from operations	$(2,292,191)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(67,490)	$101,139
Net realized gain (loss) on investments	(2,783,052)	1,744,746
Net change in unrealized appreciation (depreciation) on investments	558,351	(331,652)
Net increase (decrease) in net assets resulting from operations	(2,292,191)	1,514,233

Capital share transactions:
Proceeds from sale of shares
Investor Class	246,351,051	124,440,704
Advisor Class	32,015,902	34,065,876
A-Class	16,192,814	9,815,440
C-Class	25,676,530	28,702,196
Cost of shares redeemed
Investor Class	(192,663,560)	(145,758,850)
Advisor Class	(29,499,902)	(35,612,946)
A-Class	(15,667,077)	(14,039,858)
C-Class	(25,431,108)	(29,752,249)
Net increase (decrease) from capital share transactions	56,974,650	(28,139,687)
Net increase (decrease) in net assets	54,682,459	(26,625,454)

Net assets:
Beginning of year	20,455,867	47,081,321
End of year	$75,138,326	$20,455,867
Accumulated net investment loss/Undistributed net investment income at end of year	$(36,159)	$—

Capital share activity:
Shares sold
Investor Class	10,597,354	6,997,301
Advisor Class	1,535,340	2,011,477
A-Class	747,562	575,762
C-Class	1,307,238	1,831,862
Shares redeemed
Investor Class	(8,575,213)	(8,243,663)
Advisor Class	(1,423,331)	(2,120,335)
A-Class	(736,239)	(835,701)
C-Class	(1,291,235)	(1,893,223)
Net increase (decrease) in shares	2,161,476	(1,676,520)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$19.62	$17.45	$14.66	$12.75	$8.58
Income (loss) from investment operations:
Net investment income (loss)[a]	—[b]	.09	.01	.05	.03
Net gain (loss) on investments
(realized and unrealized)	3.92	2.08	2.79	1.89	4.14
Total from investment operations	3.92	2.17	2.80	1.94	4.17
Less distributions from:
Net investment income	—	—	(.01)	(.03)	—
Total distributions	—	—	(.01)	(.03)	—
Net asset value, end of period	$23.54	$19.62	$17.45	$14.66	$12.75

Total Return[c]	19.98%	12.44%	19.14%	15.20%	48.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,195	$14,671	$34,802	$3,776	$12,060
Ratios to average net assets:
Net investment income (loss)	0.01%	0.51%	0.04%	0.34%	0.28%
Total expenses	1.37%	1.35%	1.34%	1.39%	1.38%
Portfolio turnover rate	671%	472%	822%	1,062%	1,049%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$18.45	$16.45	$13.91	$12.14	$8.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.01)	(.09)	(.07)	(.06)
Net gain (loss) on investments
(realized and unrealized)	3.69	2.01	2.64	1.87	4.00
Total from investment operations	3.55	2.00	2.55	1.80	3.94
Less distributions from:
Net investment income	—	—	(.01)	(.03)	—
Total distributions	—	—	(.01)	(.03)	—
Net asset value, end of period	$22.00	$18.45	$16.45	$13.91	$12.14

Total Return[b,c]	19.24%	12.16%	18.38%	14.81%	48.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,391	$2,454	$3,979	$1,583	$2,350
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.05%)	(0.66%)	(0.58%)	(0.57%)
Total expenses	1.87%	1.85%	1.84%	1.89%	1.87%
Portfolio turnover rate	671%	472%	822%	1,062%	1,049%

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$18.79	$16.77	$14.14	$12.31	$8.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	.03	(.03)	.18	(.01)
Net gain (loss) on investments
(realized and unrealized)	3.78	1.99	2.67	1.68	4.02
Total from investment operations	3.69	2.02	2.64	1.86	4.01
Less distributions from:
Net investment income	—	—	(.01)	(.03)	—
Total distributions	—	—	(.01)	(.03)	—
Net asset value, end of period	$22.48	$18.79	$16.77	$14.14	$12.31

Total Return[b,c]	19.64%	12.05%	18.71%	15.09%	48.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,049	$1,500	$5,697	$517	$395
Ratios to average net assets:
Net investment income (loss)	(0.42%)	0.20%	(0.18%)	1.42%	(0.12%)
Total expenses	1.62%	1.59%	1.58%	1.64%	1.62%
Portfolio turnover rate	671%	472%	822%	1,062%	1,049%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$17.40	$15.62	$13.27	$11.65	$7.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.06)	(.13)	(.11)	(.10)
Net gain (loss) on investments
(realized and unrealized)	3.47	1.84	2.49	1.76	3.83
Total from investment operations	3.24	1.78	2.36	1.65	3.73
Less distributions from:
Net investment income	—	—	(.01)	(.03)	—
Total distributions	—	—	(.01)	(.03)	—
Net asset value, end of period	$20.64	$17.40	$15.62	$13.27	$11.65

Total Return[b,c]	18.62%	11.40%	17.83%	14.14%	47.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,503	$1,831	$2,603	$2,705	$1,709
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(0.39%)	(0.96%)	(0.96%)	(1.08%)
Total expenses	2.37%	2.35%	2.35%	2.39%	2.38%
Portfolio turnover rate	671%	472%	822%	1,062%	1,049%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Net investment income is less than $0.01 per share.

c Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

For the one-year period ended March 31, 2014, Technology Fund Investor Class returned 28.24%, compared with 25.59% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 21.86%.

Within the sector, the semiconductors & semiconductor equipment industry was the largest contributor to return, followed by the internet software & services industry. The lightly weighted computers & peripherals industry was the only detractor from return.

Top-contributing holdings were Facebook, Inc. Class A, Microsoft Corp. and Google, Inc. Class A. BlackBerry Ltd., International Business Machines Corp. and Twitter, Inc. were the holdings detracting most from performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
Advisor Class	April 29, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.5%
Google, Inc. — Class C	2.9%
Microsoft Corp.	2.8%
International Business Machines Corp.	2.2%
Oracle Corp.	2.2%
Visa, Inc. — Class A	1.8%
Facebook, Inc. — Class A	1.8%
QUALCOMM, Inc.	1.8%
Intel Corp.	1.7%
Cisco Systems, Inc.	1.7%
Top Ten Total	22.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

126 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014
	1 Year	5 Year	10 Year
Investor Class Shares	28.24%	19.33%	5.07%
Advisor Class Shares	27.60%	18.76%	4.53%
C-Class Shares	26.90%	18.14%	4.03%
C-Class Shares with CDSC‡	25.90%	18.14%	4.03%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Information Technology Index	25.59%	21.42%	7.69%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	27.79%	19.01%	6.89%
A-Class Shares with sales charge†	21.69%	17.85%	6.36%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Information Technology Index	25.59%	21.42%	9.17%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS	March 31, 2014
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.8%

INTERNET SOFTWARE & SERVICES - 19.1%
Google, Inc. — Class C*	1,281	$1,427,686
Facebook, Inc. — Class A*	14,610	880,105
eBay, Inc.*	11,294	623,881
Yahoo!, Inc.*	12,420	445,878
Baidu, Inc. ADR*	2,826	430,626
Twitter, Inc.*,1	8,090	377,560
LinkedIn Corp. — Class A*	1,815	335,666
SINA Corp.*	5,181	312,984
NetEase, Inc. ADR	4,650	312,945
Yandex N.V. — Class A*	10,257	309,659
YY, Inc. ADR*	4,010	306,204
Qihoo 360 Technology Company Ltd. ADR*	3,070	305,711
Youku Tudou, Inc. ADR*	10,670	299,187
MercadoLibre, Inc.[1]	3,127	297,409
SouFun Holdings Ltd. ADR	3,960	270,943
Sohu.com, Inc.*,1	4,140	269,473
Akamai Technologies, Inc.*	4,025	234,295
Equinix, Inc.*	1,265	233,823
VeriSign, Inc.*	3,803	205,020
IAC/InterActiveCorp	2,640	188,470
Pandora Media, Inc.*	5,930	179,798
Yelp, Inc. — Class A*	2,240	172,323
CoStar Group, Inc.*	900	168,066
Rackspace Hosting, Inc.*	4,990	163,772
AOL, Inc.*	3,070	134,374
Zillow, Inc. — Class A*,1	1,520	133,912
OpenTable, Inc.*	1,360	104,625
WebMD Health Corp. — Class A*	2,340	96,876
Trulia, Inc.*,1	2,296	76,227
Total Internet Software & Services		9,297,498
SEMICONDUCTORS - 16.5%
Intel Corp.	32,644	842,541
Texas Instruments, Inc.	11,146	525,533
Micron Technology, Inc.*	15,736	372,313
Taiwan Semiconductor
Manufacturing Company Ltd. ADR	18,364	367,646
NXP Semiconductor N.V.*	5,620	330,512
Avago Technologies Ltd.	5,016	323,081
ARM Holdings plc ADR	6,152	313,567
Broadcom Corp. — Class A	9,922	312,345
Analog Devices, Inc.	5,720	303,961
Marvell Technology Group Ltd.	19,056	300,132
Xilinx, Inc.	5,048	273,955
Canadian Solar, Inc.*,1	8,540	273,622
Linear Technology Corp.	5,280	257,083
Altera Corp.	6,926	250,998
JinkoSolar Holding Company Ltd. ADR*	8,730	244,004
Trina Solar Ltd. ADR*,1	17,770	239,007
Maxim Integrated Products, Inc.	7,032	232,900
Himax Technologies, Inc. ADR[1]	20,080	231,322
Microchip Technology, Inc.	4,831	230,729
NVIDIA Corp.	12,712	227,672
Freescale Semiconductor Ltd.*	8,110	197,965
Skyworks Solutions, Inc.*	5,129	192,440
Cree, Inc.*	3,350	189,476
LSI Corp.	16,861	186,651
First Solar, Inc.*	2,479	173,009
ON Semiconductor Corp.*	16,040	150,776
Atmel Corp.*	16,460	137,606
SunPower Corp. — Class A*	4,260	137,428
Synaptics, Inc.*	1,880	112,838
RF Micro Devices, Inc.*	13,870	109,296
Total Semiconductors		8,040,408
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 11.1%
Apple, Inc.	3,136	1,683,217
Hewlett-Packard Co.	17,789	575,652
EMC Corp.	20,155	552,449
Seagate Technology plc	6,963	391,042
Western Digital Corp.	3,760	345,243
SanDisk Corp.	3,753	304,706
Nokia Oyj ADR*	40,740	299,032
BlackBerry Ltd.*	35,115	283,729
NetApp, Inc.	7,229	266,750
NCR Corp.*	5,130	187,502
3D Systems Corp.*,1	3,155	186,618
Stratasys Ltd.*	1,570	166,561
Lexmark International, Inc. — Class A	2,770	128,223
Total Technology Hardware,
Storage & Peripherals		5,370,724
SYSTEMS SOFTWARE - 10.7%
Microsoft Corp.	33,027	1,353,776
Oracle Corp.	25,615	1,047,909
VMware, Inc. — Class A*	4,706	508,342
Check Point Software Technologies Ltd.*	4,520	305,688
CA, Inc.	8,742	270,740
Symantec Corp.	13,434	268,277
FireEye, Inc.*	3,760	231,503
Red Hat, Inc.*	4,347	230,304
ServiceNow, Inc.*	3,410	204,327
NetSuite, Inc.*	1,950	184,919
MICROS Systems, Inc.*	2,800	148,204
Tableau Software, Inc. — Class A*	1,910	145,313
Fortinet, Inc.*	6,300	138,789
CommVault Systems, Inc.*	1,950	126,653
Total Systems Software		5,164,744
DATA PROCESSING & OUTSOURCED SERVICES – 10.4%
Visa, Inc. — Class A	4,096	884,163
MasterCard, Inc. — Class A	9,140	682,758
Automatic Data Processing, Inc.	5,973	461,474
Fidelity National Information Services, Inc.	5,534	295,792
Paychex, Inc.	6,833	291,086
Fiserv, Inc.*	4,876	276,420
Xerox Corp.	24,354	275,200
Alliance Data Systems Corp.*	1,009	274,902
FleetCor Technologies, Inc.*	2,000	230,200
Western Union Co.	13,520	221,187
Computer Sciences Corp.	3,636	221,142
Total System Services, Inc.	5,910	179,723

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
TECHNOLOGY FUND

	Shares	Value

Vantiv, Inc. — Class A*	5,810	$175,578
Global Payments, Inc.	2,280	162,131
Broadridge Financial Solutions, Inc.	4,340	161,188
VeriFone Systems, Inc.*	4,190	141,706
NeuStar, Inc. — Class A*	3,110	101,106
Total Data Processing & Outsourced Services		5,035,756
APPLICATION SOFTWARE - 8.7%
Salesforce.com, Inc.*	7,564	431,828
Adobe Systems, Inc.*	6,528	429,150
Intuit, Inc.	4,386	340,923
SAP AG ADR	3,828	311,255
Workday, Inc. — Class A*	3,150	288,005
Autodesk, Inc.*	5,048	248,261
Citrix Systems, Inc.*	4,091	234,946
ANSYS, Inc.*	2,780	214,116
Splunk, Inc.*	2,660	190,163
Synopsys, Inc.*	4,660	178,991
Nuance Communications, Inc.*	10,150	174,276
Concur Technologies, Inc.*	1,670	165,447
FactSet Research Systems, Inc.	1,500	161,715
Cadence Design Systems, Inc.*	10,080	156,643
PTC, Inc.*	4,320	153,058
Ultimate Software Group, Inc.*	1,100	150,700
Informatica Corp.*	3,978	150,289
TIBCO Software, Inc.*	6,544	132,974
Qlik Technologies, Inc.*	4,200	111,678
Total Application Software		4,224,418
COMMUNICATIONS EQUIPMENT - 7.9%
QUALCOMM, Inc.	10,928	861,783
Cisco Systems, Inc.	36,152	810,166
Motorola Solutions, Inc.	4,510	289,948
Juniper Networks, Inc.*	10,052	258,940
Harris Corp.	2,930	214,359
F5 Networks, Inc.*	1,978	210,914
Palo Alto Networks, Inc.*	2,360	161,896
Brocade Communications Systems, Inc.*	14,920	158,301
ARRIS Group, Inc.*	5,130	144,563
Riverbed Technology, Inc.*	6,813	134,284
JDS Uniphase Corp.*	9,467	132,538
Ubiquiti Networks, Inc.*	2,830	128,680
Finisar Corp.*	4,410	116,909
Ciena Corp.*	4,856	110,425
Aruba Networks, Inc.*	5,540	103,875
Total Communications Equipment		3,837,581
IT CONSULTING & OTHER SERVICES - 5.6%
International Business Machines Corp.	5,648	1,087,185
Cognizant Technology Solutions
Corp. — Class A*	8,380	424,112
Accenture plc — Class A	4,767	380,025
Infosys Ltd. ADR	5,662	306,767
Teradata Corp.*	4,275	210,287
Gartner, Inc.*	2,610	181,238
Leidos Holdings, Inc.	3,344	118,277
Total IT Consulting & Other Services		2,707,891
SEMICONDUCTOR EQUIPMENT - 3.1%
Applied Materials, Inc.	17,765	362,761
ASML Holding N.V. — Class G	3,168	295,764
KLA-Tencor Corp.	3,548	245,309
Lam Research Corp.*	3,864	212,520
SunEdison, Inc.*	8,018	151,059
Teradyne, Inc.*	7,330	145,794
GT Advanced Technologies, Inc.*	6,090	103,835
Total Semiconductor Equipment		1,517,042
ELECTRONIC MANUFACTURING SERVICES - 1.9%
TE Connectivity Ltd.	5,627	338,801
Trimble Navigation Ltd.*	6,263	243,443
Flextronics International Ltd.*	18,770	173,435
Jabil Circuit, Inc.	8,130	146,340
Total Electronic Manufacturing Services		902,019
ELECTRONIC COMPONENTS - 1.7%
Corning, Inc.	19,810	412,445
Amphenol Corp. — Class A	3,051	279,624
InvenSense, Inc. — Class A*	4,560	107,935
Total Electronic Components		800,004
HOME ENTERTAINMENT SOFTWARE - 1.6%
Activision Blizzard, Inc.	13,850	283,093
Electronic Arts, Inc.*	7,555	219,171
Zynga, Inc. — Class A*	32,460	139,578
Take-Two Interactive Software, Inc.*	5,130	112,501
Total Home Entertainment Software		754,343
TECHNOLOGY DISTRIBUTORS - 1.1%
Avnet, Inc.	4,170	194,030
Arrow Electronics, Inc.*	3,200	189,952
Ingram Micro, Inc. — Class A*	5,550	164,058
Total Technology Distributors		548,040
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
FLIR Systems, Inc.	4,860	174,960
Total Common Stocks
(Cost $35,969,799)		48,375,428

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.3%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$140,996	140,996
Total Repurchase Agreement
(Cost $140,996)		140,996
SECURITIES LENDING COLLATERAL††,3 - 3.2%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	751,557	751,557
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	670,620	670,620

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
TECHNOLOGY FUND

	Face
	Amount	Value

Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	$126,423	$126,423
Total Securities Lending Collateral
(Cost $1,548,600)		1,548,600
Total Investments - 103.3%
(Cost $37,659,395)		$50,065,024
Other Assets & Liabilities, net - (3.3)%		(1,591,966)
Total Net Assets - 100.0%		$48,473,058

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS

AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $1,507,747 of
securities loaned
(cost $35,969,799)	$48,375,428
Repurchase agreements, at value
(cost $1,689,596)	1,689,596
Total investments
(cost $37,659,395)	50,065,024
Receivables:
Fund shares sold	892,220
Dividends	19,759
Securities lending income	2,276
Total assets	50,979,279
Liabilities:
Payable for:
Upon return of securities loaned	1,548,600
Fund shares redeemed	877,596
Management fees	35,015
Transfer agent and administrative fees	10,298
Distribution and service fees	6,606
Portfolio accounting fees	4,119
Miscellaneous	23,987
Total liabilities	2,506,221
Net assets	$48,473,058
Net assets consist of:
Paid in capital	$44,391,567
Accumulated net investment loss	(58,528)
Accumulated net realized loss on investments	(8,265,610)
Net unrealized appreciation on investments	12,405,629
Net assets	$48,473,058
Investor Class:
Net assets	$32,858,010
Capital shares outstanding	587,795
Net asset value per share	$55.90
Advisor Class:
Net assets	$6,915,422
Capital shares outstanding	133,312
Net asset value per share	$51.87
A-Class:
Net assets	$5,873,079
Capital shares outstanding	111,255
Net asset value per share	$52.79
Maximum offering price per share
(Net asset value divided by 95.25%)	$55.42
C-Class:
Net assets	$2,826,547
Capital shares outstanding	57,331
Net asset value per share	$49.30

STATEMENT OF

OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $366)	$352,527
Income from securities lending, net	11,465
Interest	18
Total investment income	364,010

Expenses:
Management fees	257,373
Transfer agent and administrative fees	75,698
Distribution and service fees:
Advisor Class	16,489
A-Class	10,833
C-Class	21,974
Portfolio accounting fees	30,279
Custodian fees	3,527
Trustees’ fees*	1,754
Line of credit interest expense	80
Miscellaneous	45,489
Total expenses	463,496
Net investment loss	(99,486)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,519,835
Net realized gain	1,519,835
Net change in unrealized appreciation
(depreciation) on:
Investments	5,854,636
Net change in unrealized appreciation
(depreciation)	5,854,636
Net realized and unrealized gain	7,374,471
Net increase in net assets resulting
from operations	$7,274,985

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(99,486)	$(14,414)
Net realized gain on investments	1,519,835	2,773,692
Net change in unrealized appreciation (depreciation) on investments	5,854,636	(3,288,892)
Net increase (decrease) in net assets resulting from operations	7,274,985	(529,614)

Capital share transactions:
Proceeds from sale of shares
Investor Class	90,386,817	39,415,333
Advisor Class	19,872,814	407,615
A-Class	17,950,430	3,445,923
C-Class	25,610,311	23,663,292
Cost of shares redeemed
Investor Class	(70,456,671)	(50,777,143)
Advisor Class	(15,430,118)	(1,416,694)
A-Class	(15,058,469)	(8,772,441)
C-Class	(25,000,548)	(24,568,978)
Net increase (decrease) from capital share transactions	27,874,566	(18,603,093)
Net increase (decrease) in net assets	35,149,551	(19,132,707)

Net assets:
Beginning of year	13,323,507	32,456,214
End of year	$48,473,058	$13,323,507
Accumulated net investment loss at end of year	$(58,528)	$(27,296)

Capital share activity:*
Shares sold
Investor Class	1,785,118	975,914
Advisor Class	400,929	10,742
A-Class	363,346	88,872
C-Class	589,677	661,380
Shares redeemed
Investor Class	(1,388,328)	(1,250,551)
Advisor Class	(299,244)	(37,818)
A-Class	(300,472)	(221,203)
C-Class	(576,511)	(688,195)
Net decrease in shares	574,515	(460,859)

*	Capital share activity for the periods presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014.See Note 9 in Notes to Financial Statements.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$43.58	$42.92	$41.81	$36.10	$23.09
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	.03	(.03)	(.18)	(.15)
Net gain (loss) on investments
(realized and unrealized)	12.41	.63	1.14	5.89	13.16
Total from investment operations	12.32	.66	1.11	5.71	13.01
Net asset value, end of period	$55.90	$43.58	$42.92	$41.81	$36.10

Total Return[b]	28.24%	1.54%	2.65%	15.88%	56.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,858	$8,325	$19,985	$35,408	$37,391
Ratios to average net assets:
Net investment income (loss)	(0.18%)	0.10%	(0.10%)	(0.48%)	(0.52%)
Total expenses	1.37%	1.35%	1.36%	1.39%	1.38%
Portfolio turnover rate	321%	324%	487%	393%	335%

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 28,		March 31,		March 31,		March 31,
Advisor Class	2014	c	2013	c	2012	c	2011	c	2010	c
Per Share Data
Net asset value, beginning of period	$40.65		$40.22		$39.39		$34.18		$21.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)		(.12)		(.33)		(.33)		(.33)
Net gain (loss) on investments
(realized and unrealized)	11.49		.55		1.16		5.54		12.54
Total from investment operations	11.22		.43		.83		5.21		12.21
Net asset value, end of period	$51.87		$40.65		$40.22		$39.39		$34.18

Total Return[b]	27.60%		1.04%		2.13%		15.28%		55.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,915		$1,286		$2,361		$6,565		$17,969
Ratios to average net assets:
Net investment income (loss)	(0.54%)		(0.33%)		(0.87%)		(0.94%)		(1.04%)
Total expenses	1.87%		1.85%		1.85%		1.88%		1.87%
Portfolio turnover rate	321%		324%		487%		393%		335%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$41.30	$40.76	$39.83	$34.47	$22.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.09)	(.30)	(.27)	(.24)
Net gain (loss) on investments
(realized and unrealized)	11.72	.63	1.23	5.63	12.60
Total from investment operations	11.49	.54	.93	5.36	12.36
Net asset value, end of period	$52.79	$41.30	$40.76	$39.83	$34.47

Total Return[b]	27.79%	1.32%	2.33%	15.58%	55.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,873	$1,998	$7,367	$1,725	$3,936
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.27%)	(0.76%)	(0.73%)	(0.78%)
Total expenses	1.62%	1.59%	1.59%	1.64%	1.63%
Portfolio turnover rate	321%	324%	487%	393%	335%

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 28,		March 31,		March 31,		March 31,
C-Class	2014	c	2013	c	2012	c	2011	c	2010	c
Per Share Data
Net asset value, beginning of period	$38.84		$38.65		$38.07		$33.15		$21.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50)		(.33)		(.51)		(.51)		(.42)
Net gain (loss) on investments
(realized and unrealized)	10.96		.52		1.09		5.43		12.15
Total from investment operations	10.46		.19		.58		4.92		11.73
Net asset value, end of period	$49.30		$38.84		$38.65		$38.07		$33.15

Total Return[b]	26.90%		0.54%		1.50%		14.84%		54.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,827		$1,715		$2,743		$2,618		$3,719
Ratios to average net assets:
Net investment income (loss)	(1.13%)		(0.90%)		(1.45%)		(1.53%)		(1.49%)
Total expenses	2.37%		2.35%		2.36%		2.39%		2.38%
Portfolio turnover rate	321%		324%		487%		393%		335%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 9 in Notes to Financial Statements.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the one-year period ended March 31, 2014, Telecommunications Fund Investor Class returned 13.12%, compared with 2.32% for the S&P 500 Telecommunications Services Index. The broader S&P 500 Index returned 21.86%.

The industry in the sector that contributed most to the Fund’s return was communications equipment, followed by wireless telecommunications services. The technology hardware storage & peripheral industry was the only detractor from return.

T-Mobile U.S., Inc., Spring Corp. and QUALCOMM, Inc. were the strongest performers for the period. BlackBerry Ltd., Ixia and Inter Digital, Inc. detracted most from performance during the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	8.6%
AT&T, Inc.	8.3%
QUALCOMM, Inc.	7.1%
Cisco Systems, Inc.	6.7%
Sprint Corp.	3.6%
T-Mobile US, Inc.	3.2%
Crown Castle International Corp.	3.1%
CenturyLink, Inc.	2.7%
Motorola Solutions, Inc.	2.4%
Vodafone Group plc ADR	2.3%
Top Ten Total	48.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

136 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

 Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014
	1 Year	5 Year	10 Year
Investor Class Shares	13.12%	10.31%	1.49%
Advisor Class Shares	12.53%	9.82%	1.02%
C-Class Shares	12.49%	9.48%	0.60%
C-Class Shares with CDSC‡	11.49%	9.48%	0.60%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Telecommunication Services Index	2.32%	14.46%	7.66%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	12.80%	10.06%	2.40%
A-Class Shares with sales charge†	7.43%	9.00%	1.88%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Telecommunication Services Index	2.32%	14.46%	7.51%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunications Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

‡ Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

† Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS	March 31, 2014

TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

COMMUNICATIONS EQUIPMENT - 41.5%
QUALCOMM, Inc.	5,131	$404,632
Cisco Systems, Inc.	16,981	380,544
Motorola Solutions, Inc.	2,139	137,516
Juniper Networks, Inc.*	4,726	121,742
Harris Corp.	1,321	96,644
F5 Networks, Inc.*	883	94,154
Brocade Communications Systems, Inc.*	7,011	74,387
Palo Alto Networks, Inc.*	1,082	74,225
Telefonaktiebolaget LM Ericsson ADR	5,482	73,075
EchoStar Corp. — Class A*	1,498	71,245
ARRIS Group, Inc.*	2,434	68,590
JDS Uniphase Corp.*	4,442	62,188
Riverbed Technology, Inc.*	3,132	61,732
Ubiquiti Networks, Inc.*	1,347	61,248
ViaSat, Inc.*	882	60,893
Sierra Wireless, Inc.*	2,664	58,155
Finisar Corp.*	2,030	53,815
Ciena Corp.*	2,303	52,370
Polycom, Inc.*	3,564	48,898
Aruba Networks, Inc.*	2,548	47,775
Plantronics, Inc.	1,062	47,206
InterDigital, Inc.	1,245	41,222
ADTRAN, Inc.	1,661	40,545
NETGEAR, Inc.*	1,124	37,913
Infinera Corp.*	3,901	35,421
CalAmp Corp.*	1,231	34,308
Ruckus Wireless, Inc.*	2,680	32,589
Total Communications Equipment		2,373,032
INTEGRATED TELECOMMUNICATION SERVICES - 26.1%
Verizon Communications, Inc.	10,319	490,875
AT&T, Inc.	13,457	471,937
CenturyLink, Inc.	4,727	155,235
Frontier Communications Corp.	14,662	83,573
Windstream Holdings, Inc.[1]	9,323	76,822
Telefonica Brasil S.A. ADR	3,483	73,979
BCE, Inc.	1,563	67,428
Telefonica S.A. ADR	4,132	65,244
Total Integrated Telecommunication Services		1,485,093
WIRELESS TELECOMMUNICATION SERVICES - 21.8%
Sprint Corp.*	22,591	207,610
T-Mobile US, Inc.	5,454	180,146
Vodafone Group plc ADR	3,637	133,878
SBA Communications Corp. — Class A*	1,312	119,340
America Movil SAB de CV ADR	4,877	96,955
Mobile Telesystems OJSC ADR	5,013	87,677
China Mobile Ltd. ADR	1,866	85,071
Tim Participacoes S.A. ADR	2,737	71,053
VimpelCom Ltd. ADR	7,827	70,678
SK Telecom Company Ltd. ADR	3,097	69,899
Rogers Communications, Inc. — Class B	1,628	67,464
Telephone & Data Systems, Inc.	2,227	58,370
Total Wireless Telecommunication Services		1,248,141
ALTERNATIVE CARRIERS - 3.9%
Level 3 Communications, Inc.*	2,701	105,717
tw telecom, Inc. — Class A*	2,355	73,617
Cogent Communications Group, Inc.	1,283	45,585
Total Alternative Carriers		224,919
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.2%
BlackBerry Ltd.*	11,934	96,427
Nokia Oyj ADR*	11,713	85,973
Total Technology Hardware, Storage & Peripherals		182,400
SPECIALIZED REITS - 3.0%
Crown Castle International Corp.	2,361	174,195
Total Common Stocks
(Cost $4,451,427)		5,687,780
RIGHTS†† - 0.1%
Leap Wireless International
Expires 03/17/15*	1,848	4,657
Total Rights
(Cost $4,327)		4,657

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.3%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$18,499	18,499
Total Repurchase Agreement
(Cost $18,499)		18,499
SECURITIES LENDING COLLATERAL††,3 - 0.6%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	16,088	16,088
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	14,356	14,356
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	2,706	2,706
Total Securities Lending Collateral
(Cost $33,150)		33,150
Total Investments - 100.5%
(Cost $4,507,403)		$5,744,086
Other Assets & Liabilities, net - (0.5)%		(28,698)
Total Net Assets - 100.0%		$5,715,388

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6. ADR — American Depositary Receipt plc — Public Limited Company

REIT — Real Estate Investment Trust

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $32,136 of
securities loaned
(cost $4,455,754)	$5,692,437
Repurchase agreements, at value
(cost $51,649)	51,649
Total investments
(cost $4,507,403)	5,744,086
Receivables:
Fund shares sold	2,016,347
Dividends	4,156
Securities lending income	78
Total assets	7,764,667
Liabilities:
Payable for:
Securities purchased	1,564,173
Fund shares redeemed	444,450
Upon return of securities loaned	33,150
Management fees	2,926
Transfer agent and administrative fees	860
Distribution and service fees	688
Portfolio accounting fees	344
Miscellaneous	2,688
Total liabilities	2,049,279
Net assets	$5,715,388
Net assets consist of:
Paid in capital	$9,561,716
Undistributed net investment income	98,119
Accumulated net realized loss on investments	(5,181,130)
Net unrealized appreciation on investments	1,236,683
Net assets	$5,715,388
Investor Class:
Net assets	$2,497,297
Capital shares outstanding	54,877
Net asset value per share	$45.51
Advisor Class:
Net assets	$316,335
Capital shares outstanding	7,556
Net asset value per share	$41.86
A-Class:
Net assets	$2,631,197
Capital shares outstanding	61,561
Net asset value per share	$42.74
Maximum offering price per share
(Net asset value divided by 95.25%)	$44.87
C-Class:
Net assets	$270,559
Capital shares outstanding	6,783
Net asset value per share	$39.89

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $2,570)	$169,868
Income from securities lending, net	2,493
Interest	4
Total investment income	172,365

Expenses:
Management fees	39,896
Transfer agent and administrative fees	11,734
Distribution and service fees:
Advisor Class	1,483
A-Class	2,464
C-Class	5,593
Portfolio accounting fees	4,694
Custodian fees	536
Trustees’ fees*	442
Tax expense	285
Line of credit interest expense	152
Miscellaneous	6,967
Total expenses	74,246
Net investment income	98,119

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(73,912)
Net realized loss	(73,912)
Net change in unrealized appreciation
(depreciation) on:
Investments	134,687
Net change in unrealized appreciation
(depreciation)	134,687
Net realized and unrealized gain	60,775
Net increase in net assets resulting
from operations	$158,894

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$98,119	$103,133
Net realized loss on investments	(73,912)	(923,019)
Net change in unrealized appreciation (depreciation) on investments	134,687	(590,028)
Net increase (decrease) in net assets resulting from operations	158,894	(1,409,914)

Distributions to shareholders from:
Net investment income
Investor Class	(77,513)	(44,154)
Advisor Class	(7,191)	(3,198)
A-Class	(8,359)	(13,939)
C-Class	(4,990)	(31,745)
Total distributions to shareholders	(98,053)	(93,036)

Capital share transactions:
Proceeds from sale of shares
Investor Class	40,052,105	47,071,590
Advisor Class	2,201,898	220,559
A-Class	7,692,352	939,223
C-Class	28,694,832	41,193,736
Distributions reinvested
Investor Class	76,714	43,205
Advisor Class	6,218	1,603
A-Class	8,202	13,939
C-Class	4,877	31,619
Cost of shares redeemed
Investor Class	(40,533,973)	(49,823,116)
Advisor Class	(2,014,866)	(280,290)
A-Class	(5,702,771)	(1,937,536)
C-Class	(29,271,944)	(40,997,450)
Net increase (decrease) from capital share transactions	1,213,644	(3,522,918)
Net increase (decrease) in net assets	1,274,485	(5,025,868)

Net assets:
Beginning of year	4,440,903	9,466,771
End of year	$5,715,388	$4,440,903
Undistributed net investment income at end of year	$98,119	$98,053

Capital share activity:*
Shares sold
Investor Class	934,805	1,185,904
Advisor Class	55,119	5,946
A-Class	186,923	25,932
C-Class	759,823	1,183,633
Shares issued from reinvestment of distributions
Investor Class	1,788	1,134
Advisor Class	157	45
A-Class	203	388
C-Class	129	941
Shares redeemed
Investor Class	(954,582)	(1,283,465)
Advisor Class	(51,252)	(7,639)
A-Class	(139,957)	(51,810)
C-Class	(774,952)	(1,180,929)
Net decrease in shares	18,204	(119,920)

*	Capital share activity for the periods presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 9 in Notes to Financial Statements.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$40.76	$41.52	$47.13	$41.18	$30.86
Income (loss) from investment operations:
Net investment income (loss)[a]	1.06	.81	1.23	.30	.78
Net gain (loss) on investments (realized and unrealized)	4.26	(.67)	(5.52)	5.89	10.56
Total from investment operations	5.32	.14	(4.29)	6.19	11.34
Less distributions from:
Net investment income	(.57)	(.90)	(1.32)	(.24)	(1.02)
Total distributions	(.57)	(.90)	(1.32)	(.24)	(1.02)
Net asset value, end of period	$45.51	$40.76	$41.52	$47.13	$41.18

Total Return[b]	13.12%	0.50%	(8.77%)	15.06%	36.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,497	$2,970	$7,028	$48,089	$4,677
Ratios to average net assets:
Net investment income (loss)	2.47%	2.06%	2.86%	0.73%	2.03%
Total expenses	1.38%	1.35%	1.36%	1.39%	1.39%
Portfolio turnover rate	1,271%	1,550%	793%	1,008%	867%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$37.75	$38.69	$44.21	$38.82	$29.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.57	.66	.09	.69
Net gain (loss) on investments (realized and unrealized)	4.39	(.61)	(4.86)	5.54	9.89
Total from investment operations	4.68	(.04)	(4.20)	5.63	10.58
Less distributions from:
Net investment income	(.57)	(.90)	(1.32)	(.24)	(1.02)
Total distributions	(.57)	(.90)	(1.32)	(.24)	(1.02)
Net asset value, end of period	$41.86	$37.75	$38.69	$44.21	$38.82

Total Return[b]	12.53%	(0.01%)	(9.15%)	14.59%	36.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$316	$133	$200	$695	$279
Ratios to average net assets:
Net investment income (loss)	0.74%	1.59%	1.65%	0.25%	1.94%
Total expenses	1.88%	1.86%	1.85%	1.88%	1.89%
Portfolio turnover rate	1,271%	1,550%	793%	1,008%	867%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$38.44	$39.27	$44.72	$39.21	$29.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.72	.54	.42	.51
Net gain (loss) on investments (realized and unrealized)	4.15	(.65)	(4.67)	5.33	10.24
Total from investment operations	4.87	.07	(4.13)	5.75	10.75
Less distributions from:
Net investment income	(.57)	(.90)	(1.32)	(.24)	(1.02)
Total distributions	(.57)	(.90)	(1.32)	(.24)	(1.02)
Net asset value, end of period	$42.74	$38.44	$39.27	$44.72	$39.21

Total Return[b]	12.80%	0.30%	(8.91%)	14.75%	36.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,631	$553	$1,566	$699	$1,093
Ratios to average net assets:
Net investment income (loss)	1.79%	1.98%	1.41%	1.01%	1.45%
Total expenses	1.63%	1.61%	1.60%	1.64%	1.63%
Portfolio turnover rate	1,271%	1,550%	793%	1,008%	867%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$36.00	$37.04	$42.57	$37.49	$28.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.48	.15	(.03)	.30
Net gain (loss) on investments (realized and unrealized)	3.92	(.62)	(4.36)	5.35	9.77
Total from investment operations	4.46	(.14)	(4.21)	5.32	10.07
Less distributions from:
Net investment income	(.57)	(.90)	(1.32)	(.24)	(1.02)
Total distributions	(.57)	(.90)	(1.32)	(.24)	(1.02)
Net asset value, end of period	$39.89	$36.00	$37.04	$42.57	$37.49

Total Return[b]	12.49%	(0.24%)	(9.52%)	14.22%	35.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$271	$784	$672	$2,896	$1,141
Ratios to average net assets:
Net investment income (loss)	1.42%	1.41%	0.39%	(0.07%)	0.86%
Total expenses	2.38%	2.36%	2.36%	2.39%	2.39%
Portfolio turnover rate	1,271%	1,550%	793%	1,008%	867%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effec-tive February 7, 2014. See Note 9 in Notes to Financial Statements.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the one-year period ended March 31, 2014, Transportation Fund Investor Class returned 39.16%, compared with 27.29% for the S&P 500 Industrials Index. The broader S&P 500 Index returned 21.86%.

The automobiles industry and the auto components industry were the largest contributors to return. No industry detracted, but the marine industry contributed least.

Tesla Motors, Inc., Delta Air Lines, Inc. and Union Pacific Corp. were the biggest contributors to performance for the period. UTi Worldwide, Inc., C.H. Robinson Worldwide, Inc. and Kandi Technologies Group, Inc. detracted most from performance during the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
Advisor Class	June 9, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	5.0%
Union Pacific Corp.	4.8%
Ford Motor Co.	4.1%
General Motors Co.	3.8%
FedEx Corp.	3.4%
Johnson Controls, Inc.	3.0%
Delta Air Lines, Inc.	2.9%
Norfolk Southern Corp.	2.9%
CSX Corp.	2.9%
Tesla Motors, Inc.	2.5%
Top Ten Total	35.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

144 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	39.16%	25.58%	9.08%
Advisor Class Shares	38.51%	25.00%	8.55%
C-Class Shares	37.84%	24.32%	8.00%
C-Class Shares with CDSC‡	36.84%	24.32%	8.00%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Industrials Index	27.29%	25.63%	8.70%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	38.89%	25.33%	8.77%
A-Class Shares with sales charge†	32.31%	24.11%	8.22%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Industrials Index	27.29%	25.63%	8.41%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrial Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS	March 31, 2014

TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 100.0%

AUTO PARTS & EQUIPMENT - 19.5%
Johnson Controls, Inc.	39,587	$1,873,256
BorgWarner, Inc.	20,100	1,235,547
Delphi Automotive plc	17,800	1,207,908
TRW Automotive Holdings Corp.*	12,340	1,007,191
Autoliv, Inc.	9,180	921,213
Magna International, Inc.	9,540	918,797
Lear Corp.	10,337	865,414
Allison Transmission Holdings, Inc.	26,005	778,590
Gentex Corp.	22,760	717,623
Visteon Corp.*	7,935	701,771
Dana Holding Corp.	27,980	651,095
Tenneco, Inc.*	10,610	616,123
Dorman Products, Inc.*	8,300	490,198
American Axle & Manufacturing
Holdings, Inc.*	20,930	387,624
Total Auto Parts & Equipment		12,372,350
RAILROADS - 16.6%
Union Pacific Corp.	16,356	3,069,368
Norfolk Southern Corp.	18,842	1,830,877
CSX Corp.	62,875	1,821,489
Kansas City Southern	11,107	1,133,580
Canadian Pacific Railway Ltd.	6,968	1,048,196
Canadian National Railway Co.	16,100	905,142
Genesee & Wyoming, Inc. — Class A*	7,954	774,083
Total Railroads		10,582,735
AIRLINES - 16.4%
Delta Air Lines, Inc.	53,497	1,853,672
American Airlines Group, Inc.*	38,194	1,397,900
Southwest Airlines Co.	57,466	1,356,772
United Continental Holdings, Inc.*	30,210	1,348,272
Copa Holdings S.A. — Class A	6,962	1,010,813
Ryanair Holdings plc ADR*	14,800	870,388
Alaska Air Group, Inc.	9,204	858,825
Spirit Airlines, Inc.*	11,300	671,220
JetBlue Airways Corp.*	61,600	535,304
Allegiant Travel Co. — Class A	4,300	481,299
Total Airlines		10,384,465
AUTOMOBILE MANUFACTURERS - 14.4%
Ford Motor Co.	167,317	2,610,145
General Motors Co.	70,440	2,424,545
Tesla Motors, Inc.*,1	7,618	1,587,972
Tata Motors Ltd. ADR	27,200	963,152
Toyota Motor Corp. ADR	8,190	924,651
Thor Industries, Inc.	9,980	609,379
Total Automobile Manufacturers		9,119,844
AIR FREIGHT & LOGISTICS - 13.3%
United Parcel Service, Inc. — Class B	32,813	3,195,330
FedEx Corp.	16,120	2,136,867
Expeditors International of Washington, Inc.	24,331	964,238
CH Robinson Worldwide, Inc.	18,293	958,370
Hub Group, Inc. — Class A*	10,300	411,897
XPO Logistics, Inc.*	13,600	399,976
UTI Worldwide, Inc.	32,000	338,880
Total Air Freight & Logistics		8,405,558
TRUCKING - 12.3%
Hertz Global Holdings, Inc.*	43,839	1,167,871
J.B. Hunt Transport Services, Inc.	13,912	1,000,551
Old Dominion Freight Line, Inc.*	13,160	746,698
Avis Budget Group, Inc.*	15,274	743,844
Ryder System, Inc.	8,691	694,585
Swift Transportation Co. — Class A*	25,280	625,680
Landstar System, Inc.	9,448	559,511
Con-way, Inc.	12,542	515,225
Heartland Express, Inc.	21,100	478,759
Knight Transportation, Inc.	20,300	469,539
Werner Enterprises, Inc.	18,030	459,945
Arkansas Best Corp.	8,900	328,855
Total Trucking		7,791,063
MOTORCYCLE MANUFACTURERS - 3.2%
Harley-Davidson, Inc.	19,081	1,270,985
Kandi Technologies Group, Inc.*,1	45,000	738,000
Total Motorcycle Manufacturers		2,008,985
TIRES & RUBBER - 2.0%
Goodyear Tire & Rubber Co.	32,142	839,870
Cooper Tire & Rubber Co.	17,370	422,091
Total Tires & Rubber		1,261,961
MARINE - 1.3%
Kirby Corp.*	7,825	792,281
AIRPORT SERVICES - 1.0%
Macquarie Infrastructure Company LLC	10,700	612,789
Total Common Stocks
(Cost $43,563,369)		63,332,031

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.5%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$318,280	318,280
Total Repurchase Agreement
(Cost $318,280)		318,280

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014

TRANSPORTATION FUND

	Face
	Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 2.9%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	$877,629	$877,629
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	783,115	783,115
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	147,631	147,631
Total Securities Lending Collateral
(Cost $1,808,375)		1,808,375
Total Investments - 103.4%
(Cost $45,690,024)		$65,458,686
Other Assets & Liabilities, net - (3.4)%		(2,181,975)
Total Net Assets - 100.0%		$63,276,711

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

TRANSPORTATION FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $1,740,845 of
securities loaned
(cost $43,563,369)	$63,332,031
Repurchase agreements, at value
(cost $2,126,655)	2,126,655
Total investments
(cost $45,690,024)	65,458,686
Receivables:
Fund shares sold	458,883
Dividends	38,593
Securities lending income	1,050
Total assets	65,957,212
Liabilities:
Payable for:
Upon return of securities loaned	1,808,375
Fund shares redeemed	763,455
Management fees	43,062
Transfer agent and administrative fees	12,665
Distribution and service fees	6,815
Portfolio accounting fees	5,066
Miscellaneous	41,063
Total liabilities	2,680,501
Net assets	$63,276,711
Net assets consist of:
Paid in capital	$65,380,277
Accumulated net investment loss	(53,657)
Accumulated net realized loss on investments	(21,818,571)
Net unrealized appreciation on investments	19,768,662
Net assets	$63,276,711
Investor Class:
Net assets	$44,021,471
Capital shares outstanding	986,407
Net asset value per share	$44.63
Advisor Class:
Net assets	$2,583,239
Capital shares outstanding	63,614
Net asset value per share	$40.61
A-Class:
Net assets	$12,937,570
Capital shares outstanding	310,949
Net asset value per share	$41.61
Maximum offering price per share
(Net asset value divided by 95.25%)	$43.69
C-Class:
Net assets	$3,734,431
Capital shares outstanding	94,496
Net asset value per share	$39.52

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $10,372)	$843,444
Income from securities lending, net	35,131
Interest	48
Total investment income	878,623

Expenses:
Management fees	578,629
Transfer agent and administrative fees	170,184
Distribution and service fees:
Advisor Class	15,777
A-Class	25,197
C-Class	27,640
Portfolio accounting fees	68,073
Custodian fees	7,978
Trustees’ fees*	4,343
Line of credit interest expense	307
Miscellaneous	102,071
Total expenses	1,000,199
Net investment loss	(121,576)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,214,194
Net realized gain	2,214,194
Net change in unrealized appreciation
(depreciation) on:
Investments	12,043,472
Net change in unrealized appreciation
(depreciation)	12,043,472
Net realized and unrealized gain	14,257,666
Net increase in net assets resulting
from operations	$14,136,090

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(121,576)	$(63,909)
Net realized gain on investments	2,214,194	770,675
Net change in unrealized appreciation (depreciation) on investments	12,043,472	4,497,858
Net increase in net assets resulting from operations	14,136,090	5,204,624

Capital share transactions:
Proceeds from sale of shares
Investor Class	442,197,154	248,140,687
Advisor Class	15,406,895	4,891,678
A-Class	35,299,972	7,566,962
C-Class	20,204,027	22,790,129
Cost of shares redeemed
Investor Class	(486,392,760)	(181,778,255)
Advisor Class	(18,129,650)	(2,990,536)
A-Class	(29,905,841)	(5,068,884)
C-Class	(19,951,182)	(23,059,267)
Net increase (decrease) from capital share transactions	(41,271,385)	70,492,514
Net increase (decrease) in net assets	(27,135,295)	75,697,138

Net assets:
Beginning of year	90,412,006	14,714,868
End of year	$63,276,711	$90,412,006
Accumulated net investment loss at end of year	$(53,657)	$(62,130)

Capital share activity:
Shares sold
Investor Class	11,397,922	8,684,455
Advisor Class	430,435	178,143
A-Class	957,561	294,246
C-Class	587,228	942,271
Shares redeemed
Investor Class	(12,864,102)	(6,529,753)
Advisor Class	(519,741)	(120,319)
A-Class	(798,761)	(205,475)
C-Class	(587,841)	(959,277)
Net increase (decrease) in shares	(1,397,299)	2,284,291

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$32.07	$26.96	$27.85	$23.79	$14.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.07)	(.06)	—[c]	(.15)
Net gain (loss) on investments (realized and unrealized)	12.60	5.18	(.83)	4.06	9.70
Total from investment operations	12.56	5.11	(.89)	4.06	9.55
Less distributions from:
Net investment income	—	—	—	—	(.14)
Total distributions	—	—	—	—	(.14)
Net asset value, end of period	$44.63	$32.07	$26.96	$27.85	$23.79

Total Return[c]	39.16%	18.95%	(3.20%)	17.07%	66.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,021	$78,644	$8,031	$5,320	$22,292
Ratios to average net assets:
Net investment income (loss)	(0.09%)	(0.25%)	(0.22%)	0.02%	(0.68%)
Total expenses	1.37%	1.37%	1.35%	1.38%	1.37%
Portfolio turnover rate	593%	737%	1,082%	1,217%	1,073%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$29.32	$24.76	$25.70	$22.05	$13.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.15)	(.14)	(.17)	(.18)
Net gain (loss) on investments (realized and unrealized)	11.47	4.71	(.80)	3.82	8.97
Total from investment operations	11.29	4.56	(.94)	3.65	8.79
Less distributions from:
Net investment income	—	—	—	—	(.14)
Total distributions	—	—	—	—	(.14)
Net asset value, end of period	$40.61	$29.32	$24.76	$25.70	$22.05

Total Return[b]	38.51%	18.42%	(3.66%)	16.55%	65.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,583	$4,483	$2,355	$2,902	$2,795
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.57%)	(0.55%)	(0.74%)	(0.95%)
Total expenses	1.87%	1.86%	1.86%	1.89%	1.88%
Portfolio turnover rate	593%	737%	1,082%	1,217%	1,073%

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$29.96	$25.25	$26.15	$22.37	$13.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.01)	(.12)	(.10)	(.04)
Net gain (loss) on investments (realized and unrealized)	11.76	4.72	(.78)	3.88	9.00
Total from investment operations	11.65	4.71	(.90)	3.78	8.96
Less distributions from:
Net investment income	—	—	—	—	(.14)
Total distributions	—	—	—	—	(.14)
Net asset value, end of period	$41.61	$29.96	$25.25	$26.15	$22.37

Total Return[b]	38.89%	18.70%	(3.48%)	16.90%	66.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,938	$4,558	$1,600	$1,239	$1,842
Ratios to average net assets:
Net investment income (loss)	(0.28%)	(0.05%)	(0.51%)	(0.42%)	(0.22%)
Total expenses	1.62%	1.60%	1.61%	1.64%	1.62%
Portfolio turnover rate	593%	737%	1,082%	1,217%	1,073%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$28.67	$24.34	$25.38	$21.87	$13.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.26)	(.29)	(.24)	(.24)
Net gain (loss) on investments (realized and unrealized)	11.22	4.59	(.75)	3.75	8.85
Total from investment operations	10.85	4.33	(1.04)	3.51	8.61
Less distributions from:
Net investment income	—	—	—	—	(.14)
Total distributions	—	—	—	—	(.14)
Net asset value, end of period	$39.52	$28.67	$24.34	$25.38	$21.87

Total Return[b]	37.84%	17.79%	(4.10%)	16.05%	64.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,734	$2,727	$2,729	$2,069	$3,375
Ratios to average net assets:
Net investment income (loss)	(1.07%)	(1.06%)	(1.24%)	(1.04%)	(1.31%)
Total expenses	2.37%	2.35%	2.35%	2.39%	2.38%
Portfolio turnover rate	593%	737%	1,082%	1,217%	1,073%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net investment income is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the one-year period ended March 31, 2014, Utilities Fund Investor Class returned 8.88%, compared with 10.28% for the S&P 500 Utilities Index. The broader S&P 500 Index returned 21.86%.

Within the sector, the multi-utilities segment provided the largest contribution to return, followed by the electric utilities segment. The water utilities industry was the only detractor from return.

NextEra Energy, Inc., Dominion Resources, Inc. and ONEOK, Inc. were the best-performing holdings over the period, while FirstEnergy Corp., Cia de Saneamento Basico do Estado de Sao Paulo ADR and Consolidated Edison, Inc. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
Advisor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Duke Energy Corp.	3.8%
NextEra Energy, Inc.	3.4%
Dominion Resources, Inc.	3.4%
Southern Co.	3.3%
Exelon Corp.	2.9%
American Electric Power Company, Inc.	2.7%
Sempra Energy	2.5%
PPL Corp.	2.4%
Public Service Enterprise Group, Inc.	2.4%
Edison International	2.3%
Top Ten Total	29.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

152 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	8.88%	15.34%	8.18%
Advisor Class Shares	8.29%	14.77%	7.65%
C-Class Shares	7.83%	14.19%	7.10%
C-Class Shares with CDSC‡	6.83%	14.19%	7.10%
S&P 500 Index	21.86%	21.16%	7.42%
S&P 500 Utilities Index	10.28%	14.90%	9.73%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	8.64%	15.07%	7.97%
A-Class Shares with sales charge†	3.49%	13.95%	7.42%
S&P 500 Index	21.86%	21.16%	7.88%
S&P 500 Utilities Index	10.28%	14.90%	9.66%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS	March 31, 2014

UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

ELECTRIC UTILITIES - 45.2%
Duke Energy Corp.	63,035	$4,489,352
NextEra Energy, Inc.	42,260	4,040,900
Southern Co.	89,490	3,932,191
Exelon Corp.	101,026	3,390,433
American Electric Power Company, Inc.	62,372	3,159,766
PPL Corp.	86,753	2,874,994
Edison International	48,817	2,763,530
Xcel Energy, Inc.	81,010	2,459,464
Northeast Utilities	52,577	2,392,254
FirstEnergy Corp.	70,246	2,390,471
Entergy Corp.	32,380	2,164,603
OGE Energy Corp.	46,206	1,698,533
Pinnacle West Capital Corp.	28,384	1,551,469
ITC Holdings Corp.	40,715	1,520,705
Pepco Holdings, Inc.	70,199	1,437,676
Westar Energy, Inc.	38,235	1,344,343
Cia Energetica de Minas Gerais ADR	191,735	1,303,798
Great Plains Energy, Inc.	47,742	1,290,944
Cleco Corp.	21,861	1,105,729
Enersis S.A. ADR	68,279	1,060,373
IDACORP, Inc.	18,963	1,051,878
Hawaiian Electric Industries, Inc.[1]	39,620	1,007,140
Portland General Electric Co.	30,573	988,731
UNS Energy Corp.	16,248	975,367
ALLETE, Inc.	18,375	963,218
PNM Resources, Inc.	34,285	926,724
UIL Holdings Corp.	24,530	902,949
Total Electric Utilities		53,187,535
MULTI-UTILITIES - 33.6%
Dominion Resources, Inc.	56,461	4,008,167
Sempra Energy	31,057	3,005,076
Public Service Enterprise Group, Inc.	73,049	2,786,089
PG&E Corp.	62,581	2,703,499
Consolidated Edison, Inc.	46,665	2,503,577
DTE Energy Co.	30,995	2,302,619
NiSource, Inc.	58,790	2,088,809
Wisconsin Energy Corp.	44,044	2,050,248
Ameren Corp.	48,426	1,995,151
CenterPoint Energy, Inc.	83,545	1,979,181
CMS Energy Corp.	60,296	1,765,467
SCANA Corp.	33,134	1,700,437
Alliant Energy Corp.	28,256	1,605,223
MDU Resources Group, Inc.	46,669	1,601,213
Integrys Energy Group, Inc.	23,099	1,377,855
TECO Energy, Inc.	71,326	1,223,241
National Grid plc ADR	17,010	1,169,267
Vectren Corp.	29,037	1,143,767
Black Hills Corp.	17,401	1,003,168
NorthWestern Corp.	17,765	842,594
Avista Corp.	26,198	802,969
Total Multi-Utilities		39,657,617
GAS UTILITIES - 11.3%
National Fuel Gas Co.	21,817	1,528,062
AGL Resources, Inc.	30,968	1,516,192
UGI Corp.	31,469	1,435,301
Atmos Energy Corp.	28,867	1,360,502
Questar Corp.	53,077	1,262,171
Piedmont Natural Gas Company, Inc.	29,015	1,026,841
Southwest Gas Corp.	18,280	977,066
New Jersey Resources Corp.	18,359	914,278
WGL Holdings, Inc.	22,431	898,586
South Jersey Industries, Inc.	15,050	844,155
ONE Gas, Inc.*	23,420	841,481
Laclede Group, Inc.	16,451	775,665
Total Gas Utilities		13,380,300
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS - 5.8%
NRG Energy, Inc.	62,778	1,996,340
AES Corp.	139,647	1,994,159
Calpine Corp.*	88,493	1,850,389
Dynegy, Inc.*	39,835	993,485
Total Independent Power
Producers & Energy Traders		6,834,373
WATER UTILITIES - 3.6%
American Water Works Company, Inc.	39,137	1,776,820
Aqua America, Inc.	52,101	1,306,172
Cia de Saneamento Basico do Estado
de Sao Paulo ADR	126,355	1,170,047
Total Water Utilities		4,253,039
Total Common Stocks
(Cost $103,617,793)		117,312,864

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014

UTILITIES FUND

	Face
	Amount	Value

REPURCHASE AGREEMENT††,2 - 0.5%
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	$561,288	$561,288
Total Repurchase Agreement
(Cost $561,288)		561,288
SECURITIES LENDING COLLATERAL††,3 - 0.5%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	304,437	304,437
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	271,652	271,652
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	51,211	51,211
Total Securities Lending Collateral
(Cost $627,300)		627,300
Total Investments - 100.5%
(Cost $104,806,381)		$118,501,452
Other Assets & Liabilities, net - (0.5)%		(573,751)
Total Net Assets - 100.0%		$117,927,701

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt.

plc — Public Limited Company.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

UTILITIES FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $625,332 of
securities loaned
(cost $103,617,793)	$117,312,864
Repurchase agreements, at value
(cost $1,188,588)	1,188,588
Total investments
(cost $104,806,381)	118,501,452
Receivables:
Fund shares sold	3,152,548
Dividends	225,436
Securities lending income	48
Total assets	121,879,484
Liabilities:
Payable for:
Securities purchased	3,030,461
Upon return of securities loaned	627,300
Fund shares redeemed	158,782
Management fees	66,262
Transfer agent and administrative fees	19,489
Distribution and service fees	8,656
Portfolio accounting fees	7,795
Miscellaneous	33,038
Total liabilities	3,951,783
Net assets	$117,927,701
Net assets consist of:
Paid in capital	$109,324,591
Undistributed net investment income	414,609
Accumulated net realized loss on investments	(5,506,570)
Net unrealized appreciation on investments	13,695,071
Net assets	$117,927,701
Investor Class:
Net assets	$95,854,196
Capital shares outstanding	2,818,036
Net asset value per share	$34.01
Advisor Class:
Net assets	$2,269,363
Capital shares outstanding	72,999
Net asset value per share	$31.09
A-Class:
Net assets	$11,417,370
Capital shares outstanding	356,587
Net asset value per share	$32.02
Maximum offering price per share
(Net asset value divided by 95.25%)	$33.62
C-Class:
Net assets	$8,386,772
Capital shares outstanding	293,800
Net asset value per share	$28.55

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $10,815)	$1,989,241
Income from securities lending, net	198
Interest	50
Total investment income	1,989,489

Expenses:
Management fees	447,824
Transfer agent and administrative fees	131,712
Distribution and service fees:
Advisor Class	23,909
A-Class	17,127
C-Class	65,852
Portfolio accounting fees	52,685
Tax expense	8,018
Custodian fees	6,284
Trustees’ fees*	5,690
Line of credit interest expense	679
Miscellaneous	79,294
Total expenses	839,074
Net investment income	1,150,415

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,726,063
Net realized gain	3,726,063
Net change in unrealized appreciation
(depreciation) on:
Investments	(345,635)
Net change in unrealized appreciation
(depreciation)	(345,635)
Net realized and unrealized gain	3,380,428
Net increase in net assets resulting
from operations	$4,530,843

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,150,415	$1,279,361
Net realized gain on investments	3,726,063	3,942,459
Net change in unrealized appreciation (depreciation) on investments	(345,635)	4,376,227
Net increase in net assets resulting from operations	4,530,843	9,598,047

Distributions to shareholders from:
Net investment income
Investor Class	(653,403)	(490,500)
Advisor Class	(166,669)	(163,320)
A-Class	(161,160)	(300,120)
C-Class	(302,460)	(331,318)
Total distributions to shareholders	(1,283,692)	(1,285,258)

Capital share transactions:
Proceeds from sale of shares
Investor Class	273,458,616	272,473,598
Advisor Class	89,095,236	61,233,923
A-Class	23,091,679	19,625,033
C-Class	36,830,999	43,779,661
Distributions reinvested
Investor Class	639,026	475,143
Advisor Class	162,897	159,179
A-Class	143,241	193,096
C-Class	277,036	315,126
Cost of shares redeemed
Investor Class	(224,424,635)	(274,125,536)
Advisor Class	(91,124,222)	(65,066,231)
A-Class	(19,091,917)	(21,375,093)
C-Class	(36,035,250)	(44,719,733)
Net increase (decrease) from capital share transactions	53,022,706	(7,031,834)
Net increase in net assets	56,269,857	1,280,955

Net assets:
Beginning of year	61,657,844	60,376,889
End of year	$117,927,701	$61,657,844
Undistributed net investment income at end of year	$414,609	$544,396

Capital share activity:
Shares sold
Investor Class	8,321,501	8,971,171
Advisor Class	2,982,830	2,173,723
A-Class	747,486	683,472
C-Class	1,344,893	1,682,949
Shares issued from reinvestment of distributions
Investor Class	20,594	16,855
Advisor Class	5,732	6,108
A-Class	4,900	7,235
C-Class	10,603	13,033
Shares redeemed
Investor Class	(6,835,762)	(8,962,441)
Advisor Class	(3,074,956)	(2,317,009)
A-Class	(619,975)	(752,222)
C-Class	(1,312,120)	(1,720,566)
Net increase (decrease) in shares	1,595,726	(197,692)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$32.71	$29.13	$27.00	$24.80	$20.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.78	.74	.73	.86	.61
Net gain (loss) on investments (realized and unrealized)	1.98	3.96	1.80	2.96	4.85
Total from investment operations	2.76	4.70	2.53	3.82	5.46
Less distributions from:
Net investment income	(1.46)	(1.12)	(.40)	(1.62)	(1.22)
Total distributions	(1.46)	(1.12)	(.40)	(1.62)	(1.22)
Net asset value, end of period	$34.01	$32.71	$29.13	$27.00	$24.80

Total Return[b]	8.88%	16.75%	9.44%	15.94%	26.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95,854	$42,907	$37,469	$9,328	$9,912
Ratios to average net assets:
Net investment income (loss)	2.38%	2.45%	2.59%	3.35%	2.49%
Total expenses	1.40%	1.35%	1.35%	1.37%	1.39%
Portfolio turnover rate	508%	534%	549%	800%	758%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$30.19	$27.10	$25.26	$23.40	$19.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.48	.56	.62	.47
Net gain (loss) on investments (realized and unrealized)	1.67	3.73	1.68	2.86	4.59
Total from investment operations	2.36	4.21	2.24	3.48	5.06
Less distributions from:
Net investment income	(1.46)	(1.12)	(.40)	(1.62)	(1.22)
Total distributions	(1.46)	(1.12)	(.40)	(1.62)	(1.22)
Net asset value, end of period	$31.09	$30.19	$27.10	$25.26	$23.40

Total Return[b]	8.29%	16.23%	8.90%	15.43%	25.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,269	$4,812	$8,036	$1,240	$1,184
Ratios to average net assets:
Net investment income (loss)	2.30%	1.70%	2.11%	2.53%	2.07%
Total expenses	1.88%	1.85%	1.84%	1.87%	1.88%
Portfolio turnover rate	508%	534%	549%	800%	758%

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$30.95	$27.69	$25.75	$23.77	$19.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.65	.67	.54	.65
Net gain (loss) on investments (realized and unrealized)	1.90	3.73	1.67	3.06	4.54
Total from investment operations	2.53	4.38	2.34	3.60	5.19
Less distributions from:
Net investment income	(1.46)	(1.12)	(.40)	(1.62)	(1.22)
Total distributions	(1.46)	(1.12)	(.40)	(1.62)	(1.22)
Net asset value, end of period	$32.02	$30.95	$27.69	$25.75	$23.77

Total Return[b]	8.64%	16.46%	9.16%	15.70%	26.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,417	$6,938	$7,912	$3,289	$1,721
Ratios to average net assets:
Net investment income (loss)	2.05%	2.26%	2.47%	2.23%	2.81%
Total expenses	1.63%	1.61%	1.60%	1.63%	1.64%
Portfolio turnover rate	508%	534%	549%	800%	758%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$27.96	$25.31	$23.76	$22.21	$18.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.42	.42	.39	.39
Net gain (loss) on investments (realized and unrealized)	1.71	3.35	1.53	2.78	4.33
Total from investment operations	2.05	3.77	1.95	3.17	4.72
Less distributions from:
Net investment income	(1.46)	(1.12)	(.40)	(1.62)	(1.22)
Total distributions	(1.46)	(1.12)	(.40)	(1.62)	(1.22)
Net asset value, end of period	$28.55	$27.96	$25.31	$23.76	$22.21

Total Return[b]	7.83%	15.58%	8.28%	14.85%	25.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,387	$7,001	$6,961	$4,751	$7,306
Ratios to average net assets:
Net investment income (loss)	1.22%	1.62%	1.70%	1.72%	1.77%
Total expenses	2.38%	2.36%	2.35%	2.38%	2.39%
Portfolio turnover rate	508%	534%	549%	800%	758%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”) as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At March 31, 2014, the Trust consisted of fifty-one separate funds. This report covers the Sector Funds (the “Funds”), while the other funds are contained in separate reports. Only Investor Class, Advisor Class, A-Class, C-Class and H-Class shares had been issued by the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

The Funds invest in specific industry sectors. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied primarily by pricing services approved by the Board of Trustees. A Valuation Committee (“Valuation Committee”) is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The Valuation Committee will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Trustees, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and

160 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

F. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to Advisor Class shares and C-Class shares, are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

G. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund, pays GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds.

Management Fees
Fund	(as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

RFS provides transfer agent and administrative services to the Trust for fees calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

THE RYDEX FUNDS ANNUAL REPORT | 161

NOTES TO FINANCIAL STATEMENTS (continued)

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, GFD will receive shareholder servicing fees from the Funds at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial advisor an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial advisor. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2014, GFD retained sales charges of $333,837 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GFD.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

162 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Banking Fund	$1,538,286
Basic Materials Fund	3,212,314
Electronics Fund	3,352,649
Energy Fund	7,532,068
Energy Services Fund	8,255,251
Financial Services Fund	2,487,697
Health Care Fund	3,885,963
Leisure Fund	3,823,438
Real Estate Fund	221,888
Technology Fund	3,582,117
Telecommunications Fund	52,966
Transportation Fund	3,785,166
Utilities Fund	3,376,640

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

	Ordinary	Long-Term	Return of	Total
Fund	Income	Capital Gain	Capital	Distributions
Banking Fund	$206,728	$—	$—	$206,728
Basic Materials Fund	299,181	—	—	299,181
Biotechnology Fund	—	—	—	—
Consumer Products Fund	1,720,103	5,668,936	—	7,389,039
Electronics Fund	2,979	—	—	2,979
Energy Fund	—	—	—	—
Energy Services Fund	—	—	—	—
Financial Services Fund	145,547	—	—	145,547
Health Care Fund	113,186	4,763,132	—	4,876,318
Internet Fund	—	185,111	—	185,111
Leisure Fund	200,095	—	—	200,095
Precious Metals Fund	303,331	—	—	303,331
Real Estate Fund	336,681	—	—	336,681
Retailing Fund	—	—	—	—
Technology Fund	—	—	—	—
Telecommunications Fund	98,053	—	—	98,053
Transportation Fund	—	—	—	—
Utilities Fund	1,283,692	—	—	1,283,692

The tax character of distributions paid during the year ended March 28, 2013 was as follows:

	Ordinary	Long-Term	Return of	Total
Fund	Income	Capital Gain	Capital	Distributions
Banking Fund	$82,876	$—	$—	$82,876
Basic Materials Fund	227,655	—	—	227,655
Biotechnology Fund	—	—	—	—
Consumer Products Fund	440,666	—	—	440,666
Electronics Fund	—	—	—	—
Energy Fund	170,975	—	983,306	1,154,281
Energy Services Fund	—	—	—	—
Financial Services Fund	103,876	—	—	103,876
Health Care Fund	251,797	—	—	251,797
Internet Fund	—	113,384	—	113,384
Leisure Fund	24,145	—	—	24,145
Precious Metals Fund	257,614	5,526,266	—	5,783,880
Real Estate Fund	370,440	—	—	370,440
Retailing Fund	—	—	—	—
Technology Fund	—	—	—	—
Telecommunications Fund	93,036	—	—	93,036
Transportation Fund	—	—	—	—
Utilities Fund	1,285,258	—	—	1,285,258

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE RYDEX FUNDS ANNUAL REPORT | 163

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at March 31, 2014 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
Banking Fund	$104,722	$—	$1,610,453	$(20,356,106)
Basic Materials Fund	230,996	—	8,442,924	(17,739,012)
Biotechnology Fund	16,555,696	—	160,522,174	—
Consumer Products Fund	3,077,032	—	43,100,194	—
Electronics Fund	—	—	1,203,072	(16,771,163)
Energy Fund	200,733	—	20,392,921	(3,472,546)
Energy Services Fund	—	—	20,344,001	(24,034,550)
Financial Services Fund	149,519	—	3,222,305	(1,081,485)
Health Care Fund	498,400	2,095,865	28,529,809	—
Internet Fund	399,239	—	4,884,484	—
Leisure Fund	94,646	—	7,954,184	(1,238,160)
Precious Metals Fund	1,329,325	—	(12,693,959)	(13,952,713)
Real Estate Fund	179,827	—	1,147,992	(14,324,306)
Retailing Fund	—	—	4,041,449	(5,638,300)
Technology Fund	—	—	9,217,209	(5,077,190)
Telecommunications Fund	98,119	—	(27,924)	(3,916,523)
Transportation Fund	—	—	16,145,148	(17,784,222)
Utilities Fund	414,609	—	9,557,520	(1,369,019)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited	Unlimited	Capital Loss
Fund	2015	2016	2017	2018	2019	2020	Short–Term	Long–Term	Carryforward
Banking Fund	$—	$(311,892)	$(1,809,926)	$(16,385,824)	$(912,723)	$—	$(270,866)	$(664,875)	$(20,356,106)
Basic Materials Fund	—	—	(6,151,760)	(8,009,421)	—	—	(3,577,831)	—	(17,739,012)
Biotechnology Fund	—	—	—	—	—	—	—	—	—
Consumer Products Fund	—	—	—	—	—	—	—	—	—
Electronics Fund	(5,495,145)	(1,900,883)	(6,118,835)	—	(3,055,204)	—	(201,096)	—	(16,771,163)
Energy Fund	—	—	—	(3,472,546)	—	—	—	—	(3,472,546)
Energy Services Fund	—	—	(18,331,721)	(5,702,829)	—	—	—	—	(24,034,550)
Financial Services Fund	—	—	(663,756)	(417,729)	—	—	—	—	(1,081,485)
Health Care Fund	—	—	—	—	—	—	—	—	—
Internet Fund	—	—	—	—	—	—	—	—	—
Leisure Fund	—	—	(652,027)	(586,133)	—	—	—	—	(1,238,160)
Precious Metals Fund	—	—	—	—	—	—	(4,788,925)	(9,163,788)	(13,952,713)
Real Estate Fund	—	—	(2,247,435)	(4,305,317)	—	—	(7,771,554)	—	(14,324,306)
Retailing Fund	—	—	(1,564,877)	—	—	—	(3,852,334)	(221,089)	(5,638,300)
Technology Fund	—	—	(5,077,190)	—	—	—	—	—	(5,077,190)
Telecommunications Fund	—	—	(1,745,552)	—	—	—	(1,652,123)	(518,848)	(3,916,523)
Transportation Fund	—	—	—	(10,917,767)	(6,866,455)	—	—	—	(17,784,222)
Utilities Fund	—	—	—	—	(1,369,019)	—	—	—	(1,369,019)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to post-October losses, losses deferred due to wash sales, tax treatment of payments from credit default swaps, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Banking Fund	$(214,478)	$34,446	$180,032
Basic Materials Fund	(1,493)	22,225	(20,732)
Biotechnology Fund	7,102,411	4,857,759	(11,960,170)
Consumer Products Fund	8,249,537	14,845	(8,264,382)
Electronics Fund	(2,407,114)	11,254	2,395,860
Energy Fund	—	—	—
Energy Services Fund	(206,640)	206,640	—
Financial Services Fund	—	8,971	(8,971)
Health Care Fund	7,255,822	254,241	(7,510,063)
Internet Fund	952,941	403,960	(1,356,901)
Leisure Fund	(689,082)	—	689,082
Precious Metals Fund	—	221,105	(221,105)
Real Estate Fund	(1,794)	17,217	(15,423)
Retailing Fund	(31,331)	31,331	—
Technology Fund	(1,151,148)	68,254	1,082,894
Telecommunications Fund	—	—	—
Transportation Fund	(130,049)	130,049	—
Utilities Fund	(3,490)	3,490	—

At March 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)
Banking Fund	$23,336,217	$1,697,897	$(87,444)	$1,610,453
Basic Materials Fund	48,430,590	8,780,706	(337,782)	8,442,924
Biotechnology Fund	317,476,962	172,508,996	(11,986,822)	160,522,174
Consumer Products Fund	127,024,712	43,615,880	(515,686)	43,100,194
Electronics Fund	19,468,196	1,421,467	(218,395)	1,203,072
Energy Fund	36,700,917	20,645,895	(252,974)	20,392,921
Energy Services Fund	36,709,961	20,537,440	(193,439)	20,344,001
Financial Services Fund	27,708,834	3,352,152	(129,847)	3,222,305
Health Care Fund	125,511,803	30,737,651	(2,207,842)	28,529,809
Internet Fund	54,252,503	6,501,833	(1,617,349)	4,884,484
Leisure Fund	22,562,913	8,188,696	(234,512)	7,954,184
Precious Metals Fund	80,665,903	—	(12,693,955)	(12,693,955)
Real Estate Fund	25,200,258	1,252,883	(104,891)	1,147,992
Retailing Fund	73,728,541	6,373,430	(2,331,981)	4,041,449
Technology Fund	40,847,815	9,936,594	(719,385)	9,217,209
Telecommunications Fund	5,772,010	—	(27,924)	(27,924)
Transportation Fund	49,313,538	16,571,140	(425,992)	16,145,148
Utilities Fund	108,943,932	9,729,450	(171,930)	9,557,520

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2014, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2014:

Fund	Ordinary	Capital
Electronics Fund	$(12,414)	$—
Energy Services Fund	(5,592)	—
Retailing Fund	(36,159)	—
Technology Fund	(58,528)	—
Transportation Fund	(53,657)	(410,835)

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 —significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2014:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Banking Fund	$24,373,086	$573,584	$—	$24,946,670
Basic Materials Fund	54,402,806	2,470,708	—	56,873,514
Biotechnology Fund	428,977,648	49,021,488	—	477,999,136
Consumer Products Fund	167,493,785	2,631,121	—	170,124,906
Electronics Fund	19,651,350	1,019,918	—	20,671,268
Energy Fund	55,015,070	2,078,768	—	57,093,838
Energy Services Fund	53,763,235	3,290,727	—	57,053,962
Financial Services Fund	30,810,631	120,508	—	30,931,139
Health Care Fund	151,835,043	2,206,569	—	154,041,612
Internet Fund	55,547,661	3,589,326	—	59,136,987
Leisure Fund	30,298,482	218,615	—	30,517,097
Precious Metals Fund	61,490,121	6,481,827	—	67,971,948
Real Estate Fund	26,187,052	161,198	—	26,348,250
Retailing Fund	74,755,495	3,014,495	—	77,769,990
Technology Fund	48,375,428	1,689,596	—	50,065,024
Telecommunications Fund	5,687,780	56,306	—	5,744,086
Transportation Fund	63,332,031	2,126,655	—	65,458,686
Utilities Fund	117,312,864	1,188,588	—	118,501,452

For the year ended March 31, 2014, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Mizuho Financial Group, Inc.			U.S. Treasury Bills
0.01%			0.00%
Due 04/01/14	$23,845,045	$23,845,052	02/05/15 - 03/05/15	$24,346,900	$24,321,966

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 31, 2014, the Funds participated in securities lending as follows:

		Cash
	Value of	Collateral
Fund	Securities Loaned	Received
Banking Fund	$564,476	$573,160
Basic Materials Fund	2,129,025	2,198,750
Biotechnology Fund	48,074,600	47,910,635	*
Consumer Products Fund	1,858,892	1,859,476
Electronics Fund	987,249	1,019,500
Energy Fund	1,479,229	1,509,850
Energy Services Fund	2,893,111	2,936,475
Health Care Fund	1,972,673	1,972,250	*
Internet Fund	3,322,822	3,444,800
Leisure Fund	65,780	67,375
Precious Metals Fund	5,657,182	6,196,358
Real Estate Fund	106,160	109,500
Retailing Fund	2,420,686	2,495,385
Technology Fund	1,507,747	1,548,600
Telecommunications Fund	32,136	33,150
Transportation Fund	1,740,845	1,808,375
Utilities Fund	625,332	627,300

* Subsequent to March 31, 2014, additional collateral was received.

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

Cash collateral received was invested in the following joint repurchase agreements at March 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas Securities Corp.			U.S. TIP Bond
0.05%			0.75%
Due 04/01/14	$37,034,739	$37,034,791	02/15/42	$41,679,142	$37,774,409
HSBC Securities, Inc.			Fannie Mae Strips
0.05%			0.00%
Due 04/01/14	33,046,385	33,046,431	07/15/14 - 01/15/30	41,696,518	33,706,405
Deutsche Bank Securities, Inc.			U.S. Treasury Note/Bond
0.05% - 0.08%			1.75% - 8.75%
Due 04/01/14	6,229,817	6,229,825	05/15/17 - 05/15/23	6,011,251	5,773,155
			Fannie Mae Strip
			0.00%
			05/15/30	1,118,986	581,370

7. Securities Transactions

For the year ended March 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$89,672,064	$87,002,097
Basic Materials Fund	159,260,742	162,532,043
Biotechnology Fund	521,924,553	433,429,349
Consumer Products Fund	207,862,337	283,262,995
Electronics Fund	135,289,334	122,512,393
Energy Fund	143,419,098	166,112,204
Energy Services Fund	162,575,402	164,249,451
Financial Services Fund	103,099,441	102,088,593
Health Care Fund	334,272,114	325,844,355
Internet Fund	187,077,269	145,053,312
Leisure Fund	85,413,686	86,112,163
Precious Metals Fund	264,921,758	262,431,604
Real Estate Fund	144,398,468	143,235,018
Retailing Fund	285,353,462	228,612,810
Technology Fund	122,721,829	94,913,883
Telecommunications Fund	63,761,010	62,530,948
Transportation Fund	416,105,142	457,146,781
Utilities Fund	320,956,319	268,383,028

8. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2014. The Funds did not have any other borrowings under this agreement at March 31, 2014.

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended March 31, 2014 were as follows:

Fund	Average Daily Balance
Banking Fund	$28,485
Basic Materials Fund	23,490
Biotechnology Fund	305,482
Consumer Products Fund	28,786
Electronics Fund	8,507
Energy Fund	10,370
Energy Services Fund	12,244
Financial Services Fund	19,753
Health Care Fund	43,956
Internet Fund	15,748
Leisure Fund	8,411
Precious Metals Fund	17,069
Real Estate Fund	18,751
Retailing Fund	26,571
Technology Fund	6,342
Telecommunications Fund	11,981
Transportation Fund	24,197
Utilities Fund	53,592

9. Reverse Share Splits

A reverse share split occurred for the following Funds at the close of business:

Fund	Effective date	Split Type
Technology Fund	February 7, 2014	One-for-Three-Reverse Split
Telecommunications Fund	February 7, 2014	One-for-Three-Reverse Split

The effect of these transactions was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in the NAV. The share transactions presented in the statements of changes in net assets and the per share data in the financial highlights for each of the periods presented through February 7, 2014 have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

10. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (concluded)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to the plaintiff’s claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. The complaint identifies a putative defendant class comprised of all entities who received proceeds from the merger transaction in exchange for their shares.

The Court has ordered the parties to meet and confer on or before May 9, 2014 regarding a possible schedule for the defendants to respond to the amended complaints. The Court has scheduled a status conference for May 29, 2014 to address the parties’ proposed schedule.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

170 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (eighteen of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 22, 2014

THE RYDEX FUNDS ANNUAL REPORT | 171

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2014, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	100%
Basic Materials Fund	100%
Consumer Products Fund	93%
Electronics Fund	100%
Financial Services Fund	100%
Health Care Fund	100%
Leisure Fund	100%
Precious Metals Fund	100%
Real Estate Fund	1%
Telecommunications Fund	97%
Utilities Fund	100%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Banking Fund	100%
Basic Materials Fund	100%
Consumer Products Fund	100%
Electronics Fund	100%
Financial Services Fund	100%
Health Care Fund	100%
Leisure Fund	100%
Precious Metals Fund	100%
Real Estate Fund	1%
Telecommunications Fund	100%
Utilities Fund	100%

With respect to the taxable year ended March 31, 2014, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	Biotechnology	Consumer	Health	Internet
	Fund	Products Fund	Care Fund	Fund
From long-term capital gains, subject to the 15% rate gains category:	$—	$5,668,936	$4,763,132	$185,111
From long-term capital gains, using proceeds from shareholder redemptions:	4,529,054	4,357,067	7,257,009	36,575

For the fiscal year ending March 31, 2014, Precious Metals Fund earned gross income derived from foreign sources totaling $468,036. The Precious Metals Fund paid foreign taxes totaling $51,438 for the fiscal year and may pass these taxes through to shareholders, who may be able to claim them as a foreign tax credit. A final determination will be made at the end of the calendar year. The Funds will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

172 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds will be consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD will serve as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

THE RYDEX FUNDS ANNUAL REPORT | 173

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INTERESTED TRUSTEE

Number of
			Portfolios in	Other
	Position(s) Held with the		Fund Complex	Directorships
Name and Year	Trust, Term of Office and	Principal Occupation(s)	Overseen	Held by
of Birth of Trustee	Length of Time Served	During Past 5 Years	by Trustee**	Trustee

Donald C. Cacciapaglia*	Trustee from 2012 to present.	Current: President and Chief	214	Delaware Life
(1951)		Executive Officer, certain other		(2013–present);
		funds in the Fund Complex		Guggenheim
		(2012–present); Vice Chairman,		Life and Annuity
		Guggenheim Investments		Company
		(2010–present).		(2011–present);
Paragon Life
		Former: Chairman and Chief		Insurance
		Executive Officer, Channel		Company
		Capital Group, Inc. (2002–2010).		of Indiana
(2011–present).

INDEPENDENT TRUSTEES

Corey A. Colehour	Trustee and Member of the	Retired.	131	None.
(1945)	Audit, Governance, and
Nominating Committees from
1998 to present.

J. Kenneth Dalton	Trustee, Member and Chairman	Retired.	131	Trustee of
(1941)	of the Audit Committee, and			Epiphany
	Member of the Governance			Funds (4)
	and Nominating Committees			(2009–present).
from 1998 to present; and
Member of the Risk Oversight
Committee from 2010 to
present.

John O. Demaret	Trustee from 1998 to present	Retired.	131	None.
(1940)	and Chairman of the Board
from 2006 to present;
Member and Chairman of the
Audit Committee from 1998
to present; and Member of
the Risk Oversight Committee
from 2010 to present.

Werner E. Keller	Vice Chairman of the Board	Current: Founder and President,	131	None.
(1940)	of Trustees from 2010 to	Keller Partners, LLC (investment
	present; Trustee and Member	research firm) (2005–present).
of the Audit, Governance,
and Nominating Committees
from 2005 to present; and
Chairman and Member of the
Risk Oversight Committee
from 2010 to present.

174 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

INDEPENDENT TRUSTEES - concluded

Number of
			Portfolios in	Other
	Position(s) Held with the		Fund Complex	Directorships
Name and Year	Trust, Term of Office and	Principal Occupation(s)	Overseen	Held by
of Birth of Trustee	Length of Time Served	During Past 5 Years	by Trustee**	Trustee

Thomas F. Lydon, Jr.	Trustee and Member of the	Current: President, Global	131	Board of
(1960)	Audit, Governance, and	Trends Investments (registered		Directors of US
	Nominating Committees from	investment adviser)		Global Investors
	2005 to present.	(1996–present).		(GROW)
(1995–present).

Patrick T. McCarville	Trustee, Member of the Audit	Retired.	131	None.
(1942)	Committee, and Chairman and
	Member of the Governance	Former: Chief Executive Officer,
	and Nominating Committees	Par Industries, Inc., d/b/a Par
	from 1998 to present.	Leasing (1977–2010).
Current: Founder and Chief
Executive Officer, Arrow

Roger Somers	Trustee and Member of the	Limousine (1962–present).	131	None.
(1944)	Audit, Governance, and
Nominating Committees from
1998 to present.

OFFICERS

Name, Address	Position(s) Held with
and Year of	the Trust, Term of Office and	Principal Occupation(s)
Birth of Officer	Length of Time Served	During Past 5 Years

Donald C. Cacciapaglia	President (2012–present).	Current: President and Chief Executive Officer, certain other funds in the
(1951)		Fund Complex (2012–present); Vice Chairman, Guggenheim Investments
(2010–present).

Former: Chairman and Chief Executive Officer, Channel Capital Group Inc.
(2002–2010).

Michael P. Byrum	Vice President (1999–present).	Current: Senior Vice President, Security Investors, LLC (2010-present);
(1970)		President and Chief Investment Officer, Rydex Holdings, LLC
(2008–present); Director and Chairman, Advisory Research Center,
Inc. (2006–present); Manager, Guggenheim Specialized Products, LLC
(2005–present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director
(2009–2010) and Secretary (2002–2010), Rydex Fund Services, LLC;
Director (2008–2010), Chief Investment Officer (2006–2010), President
(2004–2010) and Secretary (2002–2010), Rydex Advisors, LLC; Director
(2008–2010), Chief Investment Officer (2006–2010), President
(2004–2010) and Secretary (2002–2010), Rydex Advisors II, LLC.

Nikolaos Bonos	Vice President and Treasurer	Current: Treasurer and Vice President, certain other funds in the Fund
(1963)	(2003–present).	Complex (2003–present); Senior Vice President, Security Investors,
LLC (2010–present); Chief Executive Officer, Guggenheim Specialized
Products, LLC (2009–present); President and Chief Executive Officer,
Rydex Fund Services, LLC (2009–present); Vice President, Rydex
Holdings, LLC (2008–present).

Former: Senior Vice President, Security Global Investors, LLC
(2010–2011); Senior Vice President, Rydex Advisors, LLC (2006–2011);
Senior Vice President, Rydex Advisors II, LLC (2006–2011).

THE RYDEX FUNDS ANNUAL REPORT | 175

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

OFFICERS - concluded

Name, Address	Position(s) Held with
and Year of	the Trust, Term of Office and	Principal Occupation(s)
Birth of Officer	Length of Time Served	During Past 5 Years

Elisabeth Miller	Chief Compliance Officer	Current: Chief Compliance Officer, certain other funds in the Fund
(1968)	(2012–present).	Complex (2012–present); Chief Compliance Officer, Security Investors,
LLC (2012–present); Chief Compliance Officer, Guggenheim Funds
Investment Advisors, LLC (2012–present); Vice President, Guggenheim
Funds Distributors, LLC (2014–present).

Former: Chief Compliance Officer, Guggenheim Distributors, LLC
(2009–2014); Senior Manager, Security Investors, LLC (2004–2009);
Senior Manager, Guggenheim Distributors, LLC (2004–2009).

Joseph M. Arruda	Assistant Treasurer	Current: Assistant Treasurer, certain other funds in the Fund Complex
(1966)	(2006–present).	(2006–present); Vice President, Security Investors, LLC (2010–present);
Chief Financial Officer and Manager, Guggenheim Specialized Products,
LLC (2009–present).

Former: Vice President, Security Global Investors, LLC (2010–2011); Vice
President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II,
LLC (2010).

Amy J. Lee	Vice President (2009–present)	Current: Chief Legal Officer, certain other funds in the Fund Complex
(1961)	and Secretary (2012–present).	(2013–present); Senior Managing Director, Guggenheim Investments
(2012–present).

Former: Vice President, Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004–2012).

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.
**	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. Information provided is as of the date of this report.

176 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim

THE RYDEX FUNDS ANNUAL REPORT | 177

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

178 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2014

Rydex Funds Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

RTB1-ANN-0314x0315	guggenheiminvestments.com

Go Green! Eliminate Mailbox Clutter

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

■	View online confirmations and statements at your convenience.

■	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

■	Access prospectuses, annual reports and semiannual reports online.

If you have questions about the Guggenheim Investments eDelivery service, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Rydex Funds ("the Funds"). This report covers performance for the one-year period ended March 31, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

April 30, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2014

The Fixed Income Funds may not be suitable for all investors. • The Funds' market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • You may have a gain or loss when you sell your shares. • It is important to note that the Funds are not guaranteed by the U.S. government. • The Funds may have exposure to high yield securities, municipal securities, floating rate securities, foreign securities, derivative instruments, real estate, commodity markets and other fixed income securities. • Exposure to high yield securities may subject a Fund to greater volatility. • Investments in municipal securities can be affected by events that affect the municipal bond market. • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • Investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in derivative instruments can be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Investments in real estate securities subjects a Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • When market conditions are deemed appropriate, the Funds may use leverage to the full extent permitted by their investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund‘s portfolio. • Please see each Fund’s prospectus for more information on these and other risks.

The U.S. Government Money Market Fund may not be suitable for all investors. • An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2014

Investment markets continued to rally through the 12 months ended March 31, 2014, thanks to a steadily improving U.S. economy and ongoing U.S. central bank easing. Contributing to performance of equities were growing confidence in the sustainability of the U.S. economic recovery, favorable corporate profit growth, supportive valuations, interest rates below their long-run level, and positive inflows, as investors concerned about the end of quantitative easing and its impact on interest rates rotated out of fixed-income investments into equities.

An issue during the period was when the U.S. Federal Reserve (the “Fed”) would start to scale back its asset purchases, particularly since equity markets were strong while abundant liquidity and steady easing had produced a benign credit environment with low default rates. Speculation that tapering would start mid-2013 touched off market volatility and a jump in Treasury yields in May, which moderated after the Fed refrained from easing in September. That, along with the resolution of issues related to a government shutdown in October and eventual agreement on raising the debt ceiling, set the stage for an equity rally on the back of stronger economic growth that lasted into the new year.

After announcing in December 2013 that, based on positive economic data and a better jobs picture, it would reduce its monthly bond purchases by $10 billion, tapering finally began in January 2014. The Fed continued to taper even after acknowledging in March that the economy had slowed during the winter months, which were unusually harsh for much of the U.S. By April, it was buying only $55 billion a month, down from $85 billion in December 2013.

In March 2014, while noting that the U.S. economy has not yet reached full employment, the Fed also unlinked attainment of a 6.5% unemployment level with a potential rate hike, since the unemployment rate in February was approaching that level. Revised guidance from new Fed Chair Janet Yellen seemed to indicate that a rise might not be considered until mid-2015, at the earliest, although she stressed that it would depend on labor market conditions and the inflation rate. Still, the date was earlier than many market participants had expected, which knocked the market off record highs reached earlier in the six-month period.

Even though upcoming economic reports may reflect the impacts from the severe winter weather, and international tensions remain high, the arrival of spring was expected to return the U.S. economy to its improving trend. Pent-up demand resulting from the huge gap in household formation over the prior several years continues to buoy the housing market, while a pickup in global demand bodes well for the U.S. manufacturing sector. Consumption is rising due to an increase in net worth, resulting from the rebound in housing and asset prices, which has boosted retail sales, and consumer sentiment measures. The consensus expectation for 2014 growth stands at 3.0%, compared with 1.9% for 2013.

Overseas, the picture is mixed. Relations between Russia and the West have sunk to levels not seen since the Cold War. Investors can expect ongoing instability in the region, which is likely to keep U.S. interest rates subdued for the time being. Europe seems to be on more solid economic footing, with data suggesting growth has improved in the core, and even more so in peripheral countries. Japan’s economic growth is slowing, but should regain momentum after the Bank of Japan implements more monetary accommodation. China’s economy, while facing a number of structural challenges, should begin to stabilize as policymakers take actions to prevent a hard landing.

Momentum driven by the favorable macro environment is supporting equities and moving spreads tighter, helping perpetuate the risk-on mode that has prevailed in the U.S. since 2008. Investors who want income will have to keep investing, but buying cheap securities may be a thing of the past. Recent volatility indicates that investors must guard against becoming complacent about the quality of investments they make and their inherent risks. The Fed continues pumping enormous amounts of liquidity into the system, but with little expectation that it will raise interest rates before 2015, the expansion is likely to continue. Even when the Fed does hike, it typically takes another two years before a recession threatens growth. While the economy may be entering a new era where interest rates head higher over the long term, there is likely a ceiling on how high rates can rise in advance of eventual monetary tightening.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2014

For the 12 months ended March 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.86%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 17.56%. The return of the MSCI Emerging Markets Index* was 1.43%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -0.10% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.54%. The return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%– in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2013 and ending March 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Table 1. Based on actual Fund return[3]

Nova Fund
Investor Class	1.28%	18.03%	$1,000.00	$1,180.30	$ 6.96
Advisor Class	1.78%	17.80%	1,000.00	1,178.00	9.67
A-Class	1.53%	17.89%	1,000.00	1,178.90	8.31
C-Class	2.28%	17.48%	1,000.00	1,174.80	12.36

S&P 500® Fund
A-Class	1.59%	11.56%	1,000.00	1,115.60	8.39
C-Class	2.34%	11.20%	1,000.00	1,112.00	12.32
H-Class	1.58%	11.56%	1,000.00	1,115.60	8.33

Inverse S&P 500® Strategy Fund
Investor Class	1.42%	(12.08%)	1,000.00	879.20	6.65
Advisor Class	1.92%	(12.38%)	1,000.00	876.20	8.98
A-Class	1.67%	(12.19%)	1,000.00	878.10	7.82
C-Class	2.42%	(12.56%)	1,000.00	874.40	11.31

Inverse NASDAQ-100® Strategy Fund
Investor Class	1.46%	(12.23%)	1,000.00	877.70	6.83
Advisor Class	1.95%	(12.80%)	1,000.00	872.00	9.10
A-Class	1.72%	(12.57%)	1,000.00	874.30	8.04
C-Class	2.46%	(12.85%)	1,000.00	871.50	11.48

Mid-Cap 1.5x Strategy Fund
A-Class	1.67%	16.35%	1,000.00	1,163.50	9.01
C-Class	2.42%	15.93%	1,000.00	1,159.30	13.03
H-Class	1.68%	16.40%	1,000.00	1,164.00	9.06

Inverse Mid-Cap Strategy Fund
A-Class	1.67%	(11.76%)	1,000.00	882.40	7.84
C-Class	2.42%	(12.09%)	1,000.00	879.10	11.34
H-Class	1.67%	(11.78%)	1,000.00	882.20	7.84

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Russell 2000® 1.5x Strategy Fund
A-Class	1.72%	13.42%	$1,000.00	$1,134.20	$ 9.15
C-Class	2.47%	13.00%	1,000.00	1,130.00	13.12
H-Class	1.72%	13.43%	1,000.00	1,134.30	9.15

Russell 2000® Fund
A-Class	1.60%	8.98%	1,000.00	1,089.80	8.34
C-Class	2.37%	8.53%	1,000.00	1,085.30	12.32
H-Class	1.59%	8.97%	1,000.00	1,089.70	8.28

Inverse Russell 2000® Strategy Fund
A-Class	1.72%	(11.26%)	1,000.00	887.40	8.09
C-Class	2.47%	(11.49%)	1,000.00	885.10	11.61
H-Class	1.72%	(11.14%)	1,000.00	888.60	8.10

Government Long Bond 1.2x Strategy Fund
Investor Class	0.97%	5.59%	1,000.00	1,055.90	4.97
Advisor Class	1.46%	5.70%	1,000.00	1,057.00	7.49
A-Class	1.22%	5.57%	1,000.00	1,055.70	6.25
C-Class	1.97%	5.12%	1,000.00	1,051.20	10.07

High Yield Strategy Fund
A-Class	1.54%	4.91%	1,000.00	1,049.10	7.87
C-Class	2.30%	4.50%	1,000.00	1,045.00	11.73
H-Class	1.55%	4.90%	1,000.00	1,049.00	7.92

Inverse High Yield Strategy Fund
A-Class	1.57%	(6.87%)	1,000.00	931.30	7.56
C-Class	2.36%	(7.20%)	1,000.00	928.00	11.34
H-Class	1.55%	(6.80%)	1,000.00	932.00	7.47

U.S. Government Money Market Fund	0.09%	0.00%	1,000.00	1,000.00	0.45

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)

Nova Fund
Investor Class	1.28%	5.00%	$1,000.00	$1,018.55	$ 6.44
Advisor Class	1.78%	5.00%	1,000.00	1,016.06	8.95
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45

S&P 500® Fund
A-Class	1.59%	5.00%	1,000.00	1,017.00	8.00
C-Class	2.34%	5.00%	1,000.00	1,013.26	11.75
H-Class	1.58%	5.00%	1,000.00	1,017.05	7.95

Inverse S&P 500® Strategy Fund
Investor Class	1.42%	5.00%	1,000.00	1,017.85	7.14
Advisor Class	1.92%	5.00%	1,000.00	1,015.36	9.65
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.42%	5.00%	1,000.00	1,012.86	12.14

Inverse NASDAQ-100® Strategy Fund
Investor Class	1.46%	5.00%	1,000.00	1,017.65	7.34
Advisor Class	1.95%	5.00%	1,000.00	1,015.21	9.80
A-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
C-Class	2.46%	5.00%	1,000.00	1,012.67	12.34

Mid-Cap 1.5x Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.42%	5.00%	1,000.00	1,012.86	12.14
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45

Inverse Mid-Cap Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.42%	5.00%	1,000.00	1,012.86	12.14
H-Class	1.67%	5.00%	1,000.00	1,016.60	8.40

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Russell 2000® 1.5x Strategy Fund
A-Class	1.72%	5.00%	$1,000.00	$1,016.36	$ 8.65
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65

Russell 2000® Fund
A-Class	1.60%	5.00%	1,000.00	1,016.36	8.05
C-Class	2.37%	5.00%	1,000.00	1,012.62	11.90
H-Class	1.59%	5.00%	1,000.00	1,016.36	8.00

Inverse Russell 2000® Strategy Fund
A-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65

Government Long Bond 1.2x Strategy Fund
Investor Class	0.97%	5.00%	1,000.00	1,020.09	4.89
Advisor Class	1.46%	5.00%	1,000.00	1,017.65	7.34
A-Class	1.22%	5.00%	1,000.00	1,018.85	6.14
C-Class	1.97%	5.00%	1,000.00	1,015.11	9.90

High Yield Strategy Fund
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.30%	5.00%	1,000.00	1,013.46	11.55
H-Class	1.55%	5.00%	1,000.00	1,017.20	7.80

Inverse High Yield Strategy Fund
A-Class	1.57%	5.00%	1,000.00	1,017.10	7.90
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.55%	5.00%	1,000.00	1,017.20	7.80

U.S. Government Money Market Fund	0.09%	5.00%	1,000.00	1,020.29	0.45

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2013 to March 31, 2014.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund Investor Class returned 31.51%, while the S&P 500 Index returned 21.86% over the same period.

Sectors contributing most to performance of the underlying index were Financials and Information Technology. The sector contributing least was Telecommunication Services, followed by Utilities. No sector detracted from return.

Microsoft Corp., Apple, Inc. and Google, Inc. — Class A were the holdings contributing the most to performance of the underlying index for the period. International Business Machines Corp., Philip Morris International, Inc. and Newmont Mining Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 12, 1993
Advisor Class	October 15, 1998
A-Class	March 31, 2004
C-Class	March 14, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	2.2%
Exxon Mobil Corp.	1.9%
Google, Inc. — Class A	1.4%
Microsoft Corp.	1.4%
Johnson & Johnson	1.3%
General Electric Co.	1.2%
Wells Fargo & Co.	1.1%
JPMorgan Chase & Co.	1.1%
Chevron Corp.	1.0%
Berkshire Hathaway, Inc. — Class B	1.0%
Top Ten Total	13.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014
	1 Year	5 Year	10 Year
Investor Class Shares	31.51%	30.16%	7.14%
Advisor Class Shares	30.94%	29.49%	6.59%
A-Class Shares	31.23%	29.81%	6.86%
A-Class Shares with sales charge†	24.98%	28.56%	6.34%
C-Class Shares	30.27%	28.87%	6.08%
C-Class Shares with CDSC‡	29.27%	28.87%	6.08%
S&P 500 Index	21.86%	21.16%	7.42%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2014
NOVA FUND

	Shares	Value

COMMON STOCKS† - 76.9%

INFORMATION TECHNOLOGY - 14.2%
Apple, Inc.	5,059	$2,715,369
Google, Inc. — Class A*	1,597	1,779,872
Microsoft Corp.	42,861	1,756,872
International Business Machines Corp.	5,556	1,069,474
Oracle Corp.	19,655	804,086
QUALCOMM, Inc.	9,597	756,820
Intel Corp.	28,219	728,331
Cisco Systems, Inc.	29,235	655,156
Visa, Inc. — Class A	2,873	620,166
Facebook, Inc. — Class A*	9,693	583,906
MasterCard, Inc. — Class A	5,788	432,364
eBay, Inc.*	6,615	365,413
Hewlett-Packard Co.	10,756	348,064
EMC Corp.	11,495	315,078
Texas Instruments, Inc.	6,151	290,020
Accenture plc — Class A	3,612	287,948
Automatic Data Processing, Inc.	2,731	210,997
Yahoo!, Inc.*	5,331	191,383
Salesforce.com, Inc.*	3,182	181,661
Cognizant Technology Solutions Corp. — Class A*	3,444	174,301
Adobe Systems, Inc.*	2,634	173,159
Corning, Inc.	7,901	164,499
Micron Technology, Inc.*	6,015	142,315
Applied Materials, Inc.	6,875	140,387
TE Connectivity Ltd.	2,329	140,229
Intuit, Inc.	1,611	125,223
Western Digital Corp.	1,197	109,909
Seagate Technology plc	1,864	104,682
SanDisk Corp.	1,276	103,598
Broadcom Corp. — Class A	3,133	98,627
Analog Devices, Inc.	1,776	94,377
Fidelity National Information Services, Inc.	1,652	88,299
Alliance Data Systems Corp.*	304	82,825
Motorola Solutions, Inc.	1,286	82,677
Amphenol Corp. — Class A	900	82,485
Xilinx, Inc.	1,515	82,219
Fiserv, Inc.*	1,447	82,030
Symantec Corp.	3,924	78,362
Paychex, Inc.	1,837	78,256
Juniper Networks, Inc.*	2,841	73,184
Xerox Corp.	6,321	71,427
NetApp, Inc.	1,881	69,409
Altera Corp.	1,806	65,449
Linear Technology Corp.	1,337	65,099
KLA-Tencor Corp.	940	64,992
Autodesk, Inc.*	1,291	63,491
Citrix Systems, Inc.*	1,041	59,785
Akamai Technologies, Inc.*	1,010	58,792
Red Hat, Inc.*	1,073	56,848
CA, Inc.	1,829	56,644
NVIDIA Corp.	3,148	56,381
Microchip Technology, Inc.	1,128	53,873
Electronic Arts, Inc.*	1,759	51,029
Western Union Co.	3,113	50,929
Lam Research Corp.*	925	50,875
Computer Sciences Corp.	826	50,237
F5 Networks, Inc.*	423	45,104
Harris Corp.	610	44,628
Teradata Corp.*	905	44,517
VeriSign, Inc.*	711	38,330
LSI Corp.	3,170	35,092
FLIR Systems, Inc.	798	28,728
Total System Services, Inc.	934	28,403
First Solar, Inc.*	398	27,776
Jabil Circuit, Inc.	1,060	19,080
Total Information Technology		17,651,541
FINANCIALS - 12.7%
Wells Fargo & Co.	27,176	1,351,734
JPMorgan Chase & Co.	21,487	1,304,475
Berkshire Hathaway, Inc. — Class B*	10,218	1,276,942
Bank of America Corp.	59,974	1,031,552
Citigroup, Inc.	17,231	820,196
American Express Co.	5,183	466,626
U.S. Bancorp	10,339	443,130
American International Group, Inc.	8,307	415,433
Goldman Sachs Group, Inc.	2,391	391,765
MetLife, Inc.	6,380	336,864
Simon Property Group, Inc.	1,778	291,592
PNC Financial Services Group, Inc.	3,028	263,436
Capital One Financial Corp.	3,246	250,461
Morgan Stanley	7,962	248,176
Bank of New York Mellon Corp.	6,437	227,161
BlackRock, Inc. — Class A	711	223,595
Prudential Financial, Inc.	2,624	222,122
ACE Ltd.	1,911	189,304
American Tower Corp. — Class A	2,246	183,880
Charles Schwab Corp.	6,633	181,280
State Street Corp.	2,447	170,189
Travelers Companies, Inc.	1,996	169,860
Aflac, Inc.	2,586	163,021
BB&T Corp.	4,032	161,965
Discover Financial Services	2,673	155,542
Marsh & McLennan Companies, Inc.	3,109	153,273
Aon plc	1,709	144,035
Allstate Corp.	2,540	143,713
Crown Castle International Corp.	1,891	139,518
Public Storage	819	137,993
CME Group, Inc. — Class A	1,788	132,330
IntercontinentalExchange Group, Inc.	655	129,579
Chubb Corp.	1,395	124,574
Franklin Resources, Inc.	2,288	123,964
T. Rowe Price Group, Inc.	1,490	122,702
SunTrust Banks, Inc.	3,037	120,842
Ameriprise Financial, Inc.	1,085	119,426
McGraw Hill Financial, Inc.	1,538	117,349
Prologis, Inc.	2,835	115,753
Fifth Third Bancorp	4,827	110,780
Equity Residential	1,910	110,761
Ventas, Inc.	1,668	101,031

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
NOVA FUND

	Shares	Value

HCP, Inc.	2,590	$100,466
Boston Properties, Inc.	867	99,298
Health Care REIT, Inc.	1,643	97,923
Weyerhaeuser Co.	3,314	97,266
Vornado Realty Trust	986	97,180
Invesco Ltd.	2,454	90,798
AvalonBay Communities, Inc.	690	90,611
M&T Bank Corp.	745	90,369
Regions Financial Corp.	8,051	89,447
Hartford Financial Services Group, Inc.	2,531	89,268
Host Hotels & Resorts, Inc.	4,298	86,992
Moody’s Corp.	1,062	84,238
Northern Trust Corp.	1,263	82,802
Loews Corp.	1,741	76,691
Lincoln National Corp.	1,491	75,549
Progressive Corp.	3,112	75,373
Principal Financial Group, Inc.	1,563	71,882
KeyCorp	5,047	71,869
General Growth Properties, Inc.	2,962	65,164
SLM Corp.	2,433	59,560
Comerica, Inc.	1,033	53,509
Unum Group	1,475	52,082
Kimco Realty Corp.	2,326	50,893
Macerich Co.	801	49,926
Genworth Financial, Inc. — Class A*	2,808	49,786
Leucadia National Corp.	1,775	49,700
XL Group plc — Class A	1,569	49,031
Huntington Bancshares, Inc.	4,721	47,068
CBRE Group, Inc. — Class A*	1,578	43,285
Plum Creek Timber Company, Inc.	1,007	42,334
Cincinnati Financial Corp.	832	40,485
Torchmark Corp.	505	39,744
E*TRADE Financial Corp.*	1,638	37,707
Zions Bancorporation	1,048	32,467
Legg Mason, Inc.	597	29,277
Assurant, Inc.	410	26,634
Hudson City Bancorp, Inc.	2,696	26,502
People’s United Financial, Inc.	1,761	26,186
Apartment Investment & Management Co. — Class A	828	25,022
NASDAQ OMX Group, Inc.	664	24,528
Total Financials		15,576,836
HEALTH CARE - 10.3%
Johnson & Johnson	16,049	1,576,492
Pfizer, Inc.	36,220	1,163,386
Merck & Company, Inc.	16,686	947,264
Gilead Sciences, Inc.*	8,729	618,537
Amgen, Inc.	4,279	527,772
Bristol-Myers Squibb Co.	9,327	484,538
AbbVie, Inc.	9,012	463,217
UnitedHealth Group, Inc.	5,610	459,965
Biogen Idec, Inc.*	1,343	410,783
Medtronic, Inc.	5,679	349,486
Abbott Laboratories	8,754	337,117
Express Scripts Holding Co.*	4,400	330,396
Eli Lilly & Co.	5,592	329,145
Celgene Corp.*	2,300	321,080
Thermo Fisher Scientific, Inc.	2,218	266,693
McKesson Corp.	1,306	230,601
Baxter International, Inc.	3,079	226,553
Allergan, Inc.	1,690	209,729
Actavis plc*	984	202,556
Covidien plc	2,562	188,717
Alexion Pharmaceuticals, Inc.*	1,120	170,386
WellPoint, Inc.	1,599	159,180
Aetna, Inc.	2,060	154,438
Stryker Corp.	1,673	136,299
Cardinal Health, Inc.	1,945	136,111
Regeneron Pharmaceuticals, Inc.*	443	133,024
Cigna Corp.	1,547	129,530
Becton Dickinson and Co.	1,095	128,203
Forest Laboratories, Inc.*	1,349	124,472
Perrigo Company plc	757	117,078
Agilent Technologies, Inc.	1,893	105,857
St. Jude Medical, Inc.	1,606	105,016
Mylan, Inc.*	2,113	103,178
Boston Scientific Corp.*	7,509	101,522
Humana, Inc.	875	98,630
Intuitive Surgical, Inc.*	221	96,796
Cerner Corp.*	1,680	94,500
Vertex Pharmaceuticals, Inc.*	1,335	94,411
Zimmer Holdings, Inc.	963	91,081
AmerisourceBergen Corp. — Class A	1,297	85,070
Zoetis, Inc.	2,837	82,103
DaVita HealthCare Partners, Inc.*	999	68,781
CR Bard, Inc.	438	64,815
Waters Corp.*	479	51,928
Varian Medical Systems, Inc.*	591	49,638
CareFusion Corp.*	1,183	47,580
Laboratory Corporation of America Holdings*	484	47,534
Quest Diagnostics, Inc.	819	47,436
Edwards Lifesciences Corp.*	608	45,095
Hospira, Inc.*	940	40,655
DENTSPLY International, Inc.	802	36,924
PerkinElmer, Inc.	638	28,748
Tenet Healthcare Corp.*	550	23,546
Patterson Companies, Inc.	469	19,585
Total Health Care		12,663,177
CONSUMER DISCRETIONARY - 9.3%
Walt Disney Co.	9,245	740,246
Comcast Corp. — Class A	14,795	740,046
Amazon.com, Inc.*	2,111	710,394
Home Depot, Inc.	7,990	632,249
McDonald’s Corp.	5,614	550,341
Priceline Group, Inc.*	299	356,375
Twenty-First Century Fox, Inc. — Class A	11,012	352,054
Ford Motor Co.	22,384	349,190
Time Warner, Inc.	5,063	330,766
Starbucks Corp.	4,290	314,800
NIKE, Inc. — Class B	4,219	311,615
Lowe’s Companies, Inc.	5,930	289,977
General Motors Co.	7,397	254,605
TJX Companies, Inc.	4,031	244,480
Target Corp.	3,584	216,868

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
NOVA FUND

	Shares	Value

Time Warner Cable, Inc.	1,576	$216,196
DIRECTV*	2,692	205,723
CBS Corp. — Class B	3,127	193,248
Viacom, Inc. — Class B	2,260	192,077
Yum! Brands, Inc.	2,510	189,229
Johnson Controls, Inc.	3,769	178,349
Macy’s, Inc.	2,089	123,857
VF Corp.	1,994	123,389
Netflix, Inc.*	334	117,578
Delphi Automotive plc	1,582	107,355
Omnicom Group, Inc.	1,468	106,577
Discovery Communications, Inc. — Class A*	1,265	104,616
Wynn Resorts Ltd.	458	101,745
AutoZone, Inc.*	188	100,975
Chipotle Mexican Grill, Inc. — Class A*	177	100,545
Michael Kors Holdings Ltd.*	1,013	94,483
Carnival Corp.	2,482	93,969
Dollar General Corp.*	1,671	92,707
O’Reilly Automotive, Inc.*	604	89,628
Ross Stores, Inc.	1,219	87,219
Starwood Hotels & Resorts Worldwide, Inc.	1,085	86,366
Bed Bath & Beyond, Inc.*	1,210	83,248
Harley-Davidson, Inc.	1,244	82,863
BorgWarner, Inc.	1,294	79,542
L Brands, Inc.	1,388	78,797
Coach, Inc.	1,576	78,264
Mattel, Inc.	1,933	77,532
Genuine Parts Co.	874	75,907
Marriott International, Inc. — Class A	1,258	70,473
Whirlpool Corp.	437	65,314
Kohl’s Corp.	1,140	64,752
Dollar Tree, Inc.*	1,181	61,625
The Gap, Inc.	1,501	60,130
CarMax, Inc.*	1,268	59,342
PVH Corp.	467	58,268
TripAdvisor, Inc.*	626	56,709
Tractor Supply Co.	787	55,586
Ralph Lauren Corp. — Class A	340	54,716
Tiffany & Co.	622	53,585
Wyndham Worldwide Corp.	728	53,311
Nordstrom, Inc.	813	50,772
News Corp. — Class A*	2,826	48,664
Mohawk Industries, Inc.*	349	47,457
Newell Rubbermaid, Inc.	1,582	47,302
H&R Block, Inc.	1,560	47,096
Scripps Networks Interactive, Inc. — Class A	619	46,988
Expedia, Inc.	581	42,123
Staples, Inc.	3,695	41,901
Interpublic Group of Companies, Inc.	2,409	41,290
Best Buy Company, Inc.	1,552	40,988
PetSmart, Inc.	591	40,714
Harman International Industries, Inc.	381	40,539
Lennar Corp. — Class A	998	39,541
Garmin Ltd.	701	38,737
Darden Restaurants, Inc.	745	37,816
PulteGroup, Inc.	1,942	37,267
Goodyear Tire & Rubber Co.	1,412	36,896
Hasbro, Inc.	656	36,487
Gannett Company, Inc.	1,292	35,659
DR Horton, Inc.	1,614	34,943
Family Dollar Stores, Inc.	543	31,499
Fossil Group, Inc.*	268	31,251
GameStop Corp. — Class A	659	27,085
Leggett & Platt, Inc.	789	25,753
Urban Outfitters, Inc.*	615	22,429
Cablevision Systems Corp. — Class A	1,215	20,497
International Game Technology	1,400	19,684
Graham Holdings Co. — Class B	27	19,001
AutoNation, Inc.*	354	18,843
Total Consumer Discretionary		11,419,023
INDUSTRIALS - 8.2%
General Electric Co.	56,938	1,474,125
United Technologies Corp.	4,781	558,611
Boeing Co.	3,883	487,277
3M Co.	3,575	484,985
Union Pacific Corp.	2,578	483,788
Honeywell International, Inc.	4,453	413,060
United Parcel Service, Inc. — Class B	4,029	392,345
Caterpillar, Inc.	3,615	359,223
Emerson Electric Co.	3,991	266,599
Danaher Corp.	3,405	255,376
Lockheed Martin Corp.	1,536	250,737
FedEx Corp.	1,572	208,384
Precision Castparts Corp.	824	208,274
Eaton Corporation plc	2,697	202,599
General Dynamics Corp.	1,842	200,631
Deere & Co.	2,093	190,044
Illinois Tool Works, Inc.	2,213	179,983
Raytheon Co.	1,786	176,439
Norfolk Southern Corp.	1,753	170,339
Delta Air Lines, Inc.	4,817	166,909
CSX Corp.	5,718	165,650
Northrop Grumman Corp.	1,228	151,511
Cummins, Inc.	983	146,457
PACCAR, Inc.	2,008	135,420
Tyco International Ltd.	2,613	110,791
Waste Management, Inc.	2,450	103,072
Parker Hannifin Corp.	844	101,035
Rockwell Automation, Inc.	788	98,145
Southwest Airlines Co.	3,981	93,991
Pentair Ltd.	1,116	88,543
WW Grainger, Inc.	350	88,431
Ingersoll-Rand plc	1,471	84,200
Dover Corp.	964	78,807
Fastenal Co.	1,550	76,446
Roper Industries, Inc.	569	75,967
Nielsen Holdings N.V.	1,612	71,943
Stanley Black & Decker, Inc.	885	71,897
AMETEK, Inc.	1,390	71,571
Fluor Corp.	910	70,734
Kansas City Southern	623	63,583
Textron, Inc.	1,604	63,021
Flowserve Corp.	782	61,262

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
NOVA FUND

	Shares	Value
Rockwell Collins, Inc.	765	$60,948
L-3 Communications Holdings, Inc.	487	57,539
Pall Corp.	621	55,561
Stericycle, Inc.*	484	54,992
Republic Services, Inc. — Class A	1,532	52,333
Jacobs Engineering Group, Inc.*	750	47,625
Equifax, Inc.	694	47,213
Expeditors International of Washington, Inc.	1,151	45,614
Quanta Services, Inc.*	1,231	45,424
Masco Corp.	2,022	44,909
CH Robinson Worldwide, Inc.	844	44,217
Xylem, Inc.	1,048	38,168
Snap-on, Inc.	326	36,994
Cintas Corp.	571	34,037
Robert Half International, Inc.	782	32,805
Joy Global, Inc.	565	32,770
ADT Corp.	1,043	31,238
Pitney Bowes, Inc.	1,144	29,733
Iron Mountain, Inc.	966	26,633
Allegion plc	510	26,607
Ryder System, Inc.	304	24,296
Dun & Bradstreet Corp.	208	20,665
Total Industrials		10,092,526
ENERGY - 7.8%
Exxon Mobil Corp.	24,519	2,395,015
Chevron Corp.	10,832	1,288,033
Schlumberger Ltd.	7,419	723,353
ConocoPhillips	6,957	489,425
Occidental Petroleum Corp.	4,508	429,567
EOG Resources, Inc.	1,554	304,848
Halliburton Co.	4,824	284,085
Phillips 66	3,336	257,072
Anadarko Petroleum Corp.	2,858	242,244
National Oilwell Varco, Inc.	2,436	189,691
Apache Corp.	2,237	185,559
Baker Hughes, Inc.	2,483	161,445
Valero Energy Corp.	3,025	160,628
Williams Companies, Inc.	3,880	157,450
Pioneer Natural Resources Co.	813	152,145
Devon Energy Corp.	2,168	145,104
Marathon Petroleum Corp.	1,667	145,096
Noble Energy, Inc.	2,039	144,851
Marathon Oil Corp.	3,957	140,553
Spectra Energy Corp.	3,804	140,520
Hess Corp.	1,546	128,132
Kinder Morgan, Inc.	3,802	123,527
Southwestern Energy Co.*	2,007	92,342
Equities Corp.	859	83,297
Cabot Oil & Gas Corp.	2,394	81,109
Transocean Ltd.	1,926	79,620
Range Resources Corp.	930	77,162
Cameron International Corp.*	1,228	75,854
Chesapeake Energy Corp.	2,876	73,683
FMC Technologies, Inc.*	1,339	70,016
ONEOK, Inc.	1,178	69,797
Ensco plc — Class A	1,322	69,775
Helmerich & Payne, Inc.	610	65,612
Murphy Oil Corp.	976	61,351
CONSOL Energy, Inc.	1,297	51,815
Noble Corporation plc	1,438	47,080
Tesoro Corp.	744	37,639
Nabors Industries Ltd.	1,483	36,556
Denbury Resources, Inc.	2,018	33,095
QEP Resources, Inc.	1,022	30,088
Peabody Energy Corp.	1,543	25,213
Newfield Exploration Co.*	774	24,273
Rowan Companies plc — Class A*	707	23,812
Diamond Offshore Drilling, Inc.	397	19,358
Total Energy		9,616,890
CONSUMER STAPLES - 7.4%
Procter & Gamble Co.	15,388	1,240,274
Coca-Cola Co.	21,501	831,229
Philip Morris International, Inc.	8,991	736,092
PepsiCo, Inc.	8,644	721,774
Wal-Mart Stores, Inc.	9,183	701,856
CVS Caremark Corp.	6,712	502,460
Altria Group, Inc.	11,313	423,446
Mondelez International, Inc. — Class A	9,655	333,579
Walgreen Co.	4,956	327,245
Colgate-Palmolive Co.	4,949	321,042
Costco Wholesale Corp.	2,498	278,977
Kimberly-Clark Corp.	2,149	236,927
Kraft Foods Group, Inc.	3,385	189,899
General Mills, Inc.	3,541	183,495
Archer-Daniels-Midland Co.	3,736	162,105
Kroger Co.	2,929	127,851
Sysco Corp.	3,319	119,915
Lorillard, Inc.	2,057	111,243
Whole Foods Market, Inc.	2,109	106,947
Estee Lauder Companies, Inc. — Class A	1,453	97,177
Mead Johnson Nutrition Co. — Class A	1,144	95,112
Reynolds American, Inc.	1,767	94,393
Kellogg Co.	1,459	91,494
Hershey Co.	848	88,531
Brown-Forman Corp. — Class B	920	82,515
Constellation Brands, Inc. — Class A*	952	80,891
Beam, Inc.	938	78,135
Keurig Green Mountain, Inc.	730	77,081
ConAgra Foods, Inc.	2,387	74,069
Tyson Foods, Inc. — Class A	1,525	67,115
Clorox Co.	736	64,775
Coca-Cola Enterprises, Inc.	1,347	64,333
Dr Pepper Snapple Group, Inc.	1,115	60,723
JM Smucker Co.	592	57,566
Monster Beverage Corp.*	767	53,268
McCormick & Company, Inc.	742	53,231
Molson Coors Brewing Co. — Class B	903	53,151
Safeway, Inc.	1,302	48,096
Campbell Soup Co.	1,012	45,419
Hormel Foods Corp.	763	37,593
Avon Products, Inc.	2,461	36,029
Total Consumer Staples		9,157,053

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
NOVA FUND

	Shares	Value

MATERIALS - 2.7%
EI du Pont de Nemours & Co.	5,265	$353,282
Monsanto Co.	2,974	338,352
Dow Chemical Co.	6,895	335,028
Praxair, Inc.	1,669	218,589
LyondellBasell Industries N.V. — Class A	2,447	217,636
Freeport-McMoRan Copper & Gold, Inc.	5,894	194,915
Ecolab, Inc.	1,535	165,765
PPG Industries, Inc.	787	152,253
Air Products & Chemicals, Inc.	1,197	142,491
International Paper Co.	2,491	114,287
Mosaic Co.	1,922	96,100
Sherwin-Williams Co.	484	95,411
Nucor Corp.	1,807	91,325
CF Industries Holdings, Inc.	313	81,580
Alcoa, Inc.	6,111	78,649
Eastman Chemical Co.	868	74,830
Newmont Mining Corp.	2,826	66,241
Sigma-Aldrich Corp.	676	63,125
FMC Corp.	750	57,420
Vulcan Materials Co.	744	49,439
International Flavors & Fragrances, Inc.	461	44,104
Ball Corp.	796	43,629
Airgas, Inc.	382	40,687
MeadWestvaco Corp.	988	37,188
Sealed Air Corp.	1,116	36,683
Owens-Illinois, Inc.*	930	31,462
Avery Dennison Corp.	545	27,615
Allegheny Technologies, Inc.	612	23,060
United States Steel Corp.	821	22,668
Bemis Company, Inc.	572	22,445
Cliffs Natural Resources, Inc.	869	17,780
Total Materials		3,334,039
UTILITIES - 2.4%
Duke Energy Corp.	4,006	285,307
NextEra Energy, Inc.	2,470	236,181
Dominion Resources, Inc.	3,302	234,409
Southern Co.	5,042	221,545
Exelon Corp.	4,869	163,404
American Electric Power Company, Inc.	2,763	139,974
Sempra Energy	1,293	125,111
PPL Corp.	3,583	118,741
PG&E Corp.	2,593	112,018
Public Service Enterprise Group, Inc.	2,871	109,500
Edison International	1,848	104,615
Consolidated Edison, Inc.	1,662	89,166
Xcel Energy, Inc.	2,825	85,767
Northeast Utilities	1,785	81,218
FirstEnergy Corp.	2,379	80,957
DTE Energy Co.	1,003	74,513
Entergy Corp.	1,008	67,385
NiSource, Inc.	1,782	63,314
Wisconsin Energy Corp.	1,286	59,863
NRG Energy, Inc.	1,844	58,639
CenterPoint Energy, Inc.	2,437	57,733
Ameren Corp.	1,377	56,732
AES Corp.	3,734	53,322
CMS Energy Corp.	1,514	44,330
SCANA Corp.	802	41,159
Pinnacle West Capital Corp.	629	34,381
AGL Resources, Inc.	674	32,999
Pepco Holdings, Inc.	1,419	29,061
Integrys Energy Group, Inc.	453	27,021
TECO Energy, Inc.	1,161	19,911
Total Utilities		2,908,276
TELECOMMUNICATION SERVICES - 1.9%
Verizon Communications, Inc.	23,500	1,117,895
AT&T, Inc.	29,544	1,036,108
CenturyLink, Inc.	3,280	107,715
Frontier Communications Corp.	5,671	32,325
Windstream Holdings, Inc.[1]	3,378	27,835
Total Telecommunication Services		2,321,878
Total Common Stocks
(Cost $68,242,751)		94,741,239

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 15.3%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$10,203,961	10,203,961
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	4,305,717	4,305,717
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	2,911,673	2,911,673
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	1,356,596	1,356,596
Total Repurchase Agreements
(Cost $18,777,947)		18,777,947

SECURITIES LENDING COLLATERAL††,3 - 0.0%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	3,300	3,300
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	2,945	2,945
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	555	555
Total Securities Lending Collateral
(Cost $6,800)		6,800
Total Investments - 92.2%
(Cost $87,027,498)		$113,525,986
Other Assets & Liabilities, net - 7.8%		9,541,313
Total Net Assets - 100.0%		$123,067,299

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
NOVA FUND

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $43,069,950)	462	$272,257

	Units
OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
April 2014 S&P 500 Index Swap,
Terminating 04/29/14[4]
(Notional Value $18,766,124)	10,023	$169,904
Barclays Bank plc
April 2014 S&P 500 Index Swap,
Terminating 04/30/14[4]
(Notional Value $14,549,980)	7,771	114,902
Credit Suisse Capital, LLC
April 2014 S&P 500 Index Swap,
Terminating 04/28/14[4]
(Notional Value $13,281,304)	7,093	51,797
(Total Notional Value
$46,597,408)		$336,603

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11.

[4]	Total Return based on S&P 500 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value - including $6,592 of securities loaned
(cost $ 68,242,751)	$94,741,239
Repurchase agreements, at value
(cost $18,784,747)	18,784,747
Total investments
(cost $ 87,027,498)	113,525,986
Segregated cash with broker	7,586,148
Unrealized appreciation on swap agreements	336,603
Receivables:
Fund shares sold	3,060,102
Variation margin	325,710
Dividends	92,299
Foreign taxes reclaim	49
Interest	13
Securities lending income	12
Swap settlement	3,407
Total assets	124,930,329
Liabilities:
Payable for:
Securities purchased	974,771
Fund shares redeemed	709,013
Management fees	61,847
Transfer agent and administrative fees	20,616
Distribution and service fees	12,417
Portfolio accounting fees	8,246
Upon return of securities loaned	6,800
Miscellaneous	69,320
Total liabilities	1,863,030
Net assets	$123,067,299
Net assets consist of:
Paid in capital	$119,270,248
Undistributed net investment income	169,151
Accumulated net realized loss on investments	(23,479,448)
Net unrealized appreciation on investments	27,107,348
Net assets	$123,067,299
Investor Class:
Net assets	$103,254,465
Capital shares outstanding	2,449,652
Net asset value per share	$42.15
Advisor Class:
Net assets	$8,182,711
Capital shares outstanding	211,792
Net asset value per share	$38.64
A-Class:
Net assets	$1,236,544
Capital shares outstanding	31,168
Net asset value per share	$39.67
Maximum offering price per share
(Net asset value divided by 95.25%)	$41.65
C-Class:
Net assets	$10,393,579
Capital shares outstanding	283,853
Net asset value per share	$36.62

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $262)	$1,467,443
Interest	3,131
Income from securities lending, net	175
Total investment income	1,470,749

Expenses:
Management fees	666,881
Transfer agent and administrative fees	222,293
Distribution and service fees:
Advisor Class	50,980
A-Class	3,298
C-Class	98,831
Portfolio accounting fees	88,917
Custodian fees	10,004
Trustees’ fees*	7,519
Line of credit interest expense	568
Miscellaneous	141,462
Total expenses	1,290,753
Net investment income	179,996

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,400
Swap agreements	9,130,015
Futures contracts	1,869,674
Net realized gain	11,012,089
Net change in unrealized appreciation (depreciation) on:
Investments	10,901,331
Swap agreements	101,744
Futures contracts	263,695
Net change in unrealized appreciation (depreciation)	11,266,770
Net realized and unrealized gain	22,278,859
Net increase in net assets resulting from operations	$22,458,855

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$179,996	$(15,582)
Net realized gain on investments	11,012,089	14,699,226
Net change in unrealized appreciation (depreciation) on investments	11,266,770	(3,334,359)
Net increase in net assets resulting from operations	22,458,855	11,349,285

Distributions to shareholders from:
Net investment income
Investor Class	—	(57,812)
Advisor Class	—	(4,536)
A-Class	—	(1,140)
C-Class	—	(8,918)
Total distributions to shareholders	—	(72,406)

Capital share transactions:
Proceeds from sale of shares
Investor Class	498,203,037	318,487,378
Advisor Class	225,410,140	349,562,781
A-Class	1,020,317	553,775
C-Class	2,942,771	3,903,743
Distributions reinvested
Investor Class	—	56,051
Advisor Class	—	4,491
A-Class	—	985
C-Class	—	8,561
Cost of shares redeemed
Investor Class	(464,394,553)	(328,304,032)
Advisor Class	(232,200,336)	(350,291,346)
A-Class	(1,333,344)	(1,019,449)
C-Class	(3,860,568)	(5,430,052)
Net increase (decrease) from capital share transactions	25,787,464	(12,467,114)
Net increase (decrease) in net assets	48,246,319	(1,190,235)

Net assets:
Beginning of year	74,820,980	76,011,215
End of year	$123,067,299	$74,820,980
Undistributed net investment income/Accumulated net investment loss at end of year	$169,151	$(10,845)

Capital share activity:
Shares sold
Investor Class	13,162,417	11,739,305
Advisor Class	6,534,602	14,143,960
A-Class	29,025	22,082
C-Class	92,387	165,288
Shares issued from reinvestment of distributions
Investor Class	—	2,049
Advisor Class	—	178
A-Class	—	38
C-Class	—	356
Shares redeemed
Investor Class	(12,359,847)	(12,129,842)
Advisor Class	(6,734,244)	(14,179,836)
A-Class	(37,200)	(40,802)
C-Class	(118,184)	(227,471)
Net increase (decrease) in shares	568,956	(504,695)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$32.05	$26.82	$24.59	$20.28	$11.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.05	.08	.02	.06
Net gain (loss) on investments (realized and unrealized)	9.96	5.21	2.15	4.31	8.97
Total from investment operations	10.10	5.26	2.23	4.33	9.03
Less distributions from:
Net investment income	—	(.03)	—	(.02)	(.15)
Total distributions	—	(.03)	—	(.02)	(.15)
Net asset value, end of period	$42.15	$32.05	$26.82	$24.59	$20.28

Total Return[b]	31.51%	19.62%	9.07%	21.38%	79.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,254	$52,785	$54,598	$65,102	$77,268
Ratios to average net assets:
Net investment income (loss)	0.37%	0.20%	0.36%	0.11%	0.33%
Total expenses	1.28%	1.26%	1.26%	1.29%	1.28%
Portfolio turnover rate	259%	137%	116%	53%	68%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$29.51	$24.85	$22.88	$18.97	$10.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.11)	(.04)	(.07)	(.01)
Net gain (loss) on investments (realized and unrealized)	9.17	4.80	2.01	4.00	8.40
Total from investment operations	9.13	4.69	1.97	3.93	8.39
Less distributions from:
Net investment income	—	(.03)	—	(.02)	(.15)
Total distributions	—	(.03)	—	(.02)	(.15)
Net asset value, end of period	$38.64	$29.51	$24.85	$22.88	$18.97

Total Return[b]	30.94%	18.93%	8.57%	20.75%	78.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,183	$12,141	$11,112	$6,318	$11,746
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(0.43%)	(0.18%)	(0.37%)	(0.03%)
Total expenses	1.78%	1.75%	1.75%	1.79%	1.78%
Portfolio turnover rate	259%	137%	116%	53%	68%

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$30.23	$25.38	$23.32	$19.28	$10.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.01)	.01	(.02)	.03
Net gain (loss) on investments (realized and unrealized)	9.39	4.89	2.05	4.08	8.52
Total from investment operations	9.44	4.88	2.06	4.06	8.55
Less distributions from:
Net investment income	—	(.03)	—	(.02)	(.15)
Total distributions	—	(.03)	—	(.02)	(.15)
Net asset value, end of period	$39.67	$30.23	$25.38	$23.32	$19.28

Total Return[b]	31.23%	19.28%	8.79%	21.09%	78.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,237	$1,189	$1,472	$5,843	$1,876
Ratios to average net assets:
Net investment income (loss)	0.14%	(0.04%)	0.06%	(0.11%)	0.18%
Total expenses	1.53%	1.50%	1.51%	1.54%	1.54%
Portfolio turnover rate	259%	137%	116%	53%	68%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$28.11	$23.77	$22.01	$18.33	$10.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.19)	(.13)	(.16)	(.09)
Net gain (loss) on investments (realized and unrealized)	8.71	4.56	1.89	3.86	8.15
Total from investment operations	8.51	4.37	1.76	3.70	8.06
Less distributions from:
Net investment income	—	(.03)	—	(.02)	(.15)
Total distributions	—	(.03)	—	(.02)	(.15)
Net asset value, end of period	$36.62	$28.11	$23.77	$22.01	$18.33

Total Return[b]	30.27%	18.39%	8.00%	20.22%	77.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,394	$8,705	$8,829	$10,461	$10,661
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.79%)	(0.62%)	(0.85%)	(0.61%)
Total expenses	2.28%	2.25%	2.26%	2.29%	2.28%
Portfolio turnover rate	259%	137%	116%	53%	68%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

The broad-market S&P 500 Index returned 21.86% for the one-year period ended March 31, 2014, while the S&P 500® Fund H-Class returned 19.87% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index.

Sectors contributing most to performance of the underlying index were Financials and Information Technology. The sector contributing least was Telecommunication Services, followed by Utilities. No sector detracted from return.

Microsoft Corp., Apple, Inc. and Google, Inc. — Class A were the holdings contributing the most to performance of the underlying index for the period. International Business Machines Corp., Philip Morris International, Inc. and Newmont Mining Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	1.6%
Exxon Mobil Corp.	1.4%
Google, Inc. — Class A	1.0%
Microsoft Corp.	1.0%
Johnson & Johnson	0.9%
General Electric Co.	0.9%
Wells Fargo & Co.	0.8%
JPMorgan Chase & Co.	0.8%
Chevron Corp.	0.8%
Berkshire Hathaway, Inc. — Class B	0.7%
Top Ten Total	9.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2014
			Since
			Inception
	1 Year	5 Year	(05/31/06)
A-Class Shares	19.87%	19.27%	5.87%
A-Class Shares with sales charge†	14.19%	18.11%	5.22%
C-Class Shares	19.01%	18.34%	5.05%
C-Class Shares with CDSC‡	18.01%	18.34%	5.05%
H-Class Shares	19.87%	19.28%	5.87%
S&P 500 Index	21.86%	21.16%	7.35%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	March 31, 2014
S&P 500® FUND

	Shares	Value

COMMON STOCKS† - 55.3%

INFORMATION TECHNOLOGY - 10.3%
Apple, Inc.	8,862	$4,756,590
Google, Inc. — Class A*	2,806	3,127,316
Microsoft Corp.	75,015	3,074,865
International Business Machines Corp.	9,726	1,872,158
Oracle Corp.	34,397	1,407,181
QUALCOMM, Inc.	16,799	1,324,770
Intel Corp.	49,380	1,274,497
Cisco Systems, Inc.	51,156	1,146,406
Visa, Inc. — Class A	5,038	1,087,504
Facebook, Inc. — Class A*	16,977	1,022,694
MasterCard, Inc. — Class A	10,134	757,010
eBay, Inc.*	11,572	639,237
Hewlett-Packard Co.	18,826	609,209
EMC Corp.	20,121	551,516
Texas Instruments, Inc.	10,771	507,852
Accenture plc — Class A	6,328	504,468
Automatic Data Processing, Inc.	4,782	369,457
Yahoo!, Inc.*	9,323	334,696
Salesforce.com, Inc.*	5,572	318,105
Cognizant Technology Solutions
Corp. — Class A*	6,050	306,191
Adobe Systems, Inc.*	4,613	303,259
Corning, Inc.	13,830	287,940
Micron Technology, Inc.*	10,547	249,542
Applied Materials, Inc.	12,032	245,694
TE Connectivity Ltd.	4,075	245,356
Intuit, Inc.	2,816	218,888
Western Digital Corp.	2,091	191,996
Seagate Technology plc	3,283	184,373
SanDisk Corp.	2,247	182,434
Broadcom Corp. — Class A	5,481	172,542
Analog Devices, Inc.	3,104	164,947
Fidelity National Information Services, Inc.	2,889	154,417
Alliance Data Systems Corp.*	537	146,306
Motorola Solutions, Inc.	2,246	144,395
Xilinx, Inc.	2,655	144,087
Amphenol Corp. — Class A	1,572	144,074
Fiserv, Inc.*	2,538	143,879
Symantec Corp.	6,869	137,174
Paychex, Inc.	3,219	137,129
Juniper Networks, Inc.*	4,978	128,233
Xerox Corp.	11,066	125,046
NetApp, Inc.	3,290	121,401
KLA-Tencor Corp.	1,659	114,703
Altera Corp.	3,159	114,482
Linear Technology Corp.	2,341	113,983
Autodesk, Inc.*	2,254	110,852
Citrix Systems, Inc.*	1,829	105,039
Akamai Technologies, Inc.*	1,778	103,497
Red Hat, Inc.*	1,890	100,132
CA, Inc.	3,207	99,321
NVIDIA Corp.	5,505	98,595
Microchip Technology, Inc.	1,979	94,517
Electronic Arts, Inc.*	3,074	89,177
Western Union Co.	5,440	88,998
Lam Research Corp.*	1,617	88,935
Computer Sciences Corp.	1,450	88,189
F5 Networks, Inc.*	747	79,653
Harris Corp.	1,070	78,281
Teradata Corp.*	1,586	78,015
VeriSign, Inc.*	1,253	67,549
LSI Corp.	5,550	61,439
FLIR Systems, Inc.	1,404	50,544
Total System Services, Inc.	1,649	50,146
First Solar, Inc.*	707	49,342
Jabil Circuit, Inc.	1,869	33,642
Total Information Technology		30,923,865
FINANCIALS - 9.1%
Wells Fargo & Co.	47,556	2,365,436
JPMorgan Chase & Co.	37,614	2,283,546
Berkshire Hathaway, Inc. — Class B*	17,881	2,234,588
Bank of America Corp.	104,955	1,805,226
Citigroup, Inc.	30,157	1,435,473
American Express Co.	9,076	817,112
U.S. Bancorp	18,098	775,680
American International Group, Inc.	14,541	727,196
Goldman Sachs Group, Inc.	4,186	685,876
MetLife, Inc.	11,157	589,090
Simon Property Group, Inc.	3,121	511,843
PNC Financial Services Group, Inc.	5,304	461,449
Capital One Financial Corp.	5,686	438,732
Morgan Stanley	13,932	434,260
Bank of New York Mellon Corp.	11,274	397,859
BlackRock, Inc. — Class A	1,253	394,043
Prudential Financial, Inc.	4,600	389,390
ACE Ltd.	3,345	331,355
American Tower Corp. — Class A	3,921	321,012
Charles Schwab Corp.	11,620	317,575
State Street Corp.	4,283	297,883
Travelers Companies, Inc.	3,497	297,595
Aflac, Inc.	4,532	285,697
BB&T Corp.	7,057	283,480
Discover Financial Services	4,677	272,155
Marsh & McLennan Companies, Inc.	5,443	268,340
Aon plc	3,001	252,924
Allstate Corp.	4,442	251,328
Crown Castle International Corp.	3,322	245,097
Public Storage	1,435	241,784
CME Group, Inc. — Class A	3,147	232,909
IntercontinentalExchange Group, Inc.	1,142	225,922
Chubb Corp.	2,446	218,428
Franklin Resources, Inc.	4,007	217,099
T. Rowe Price Group, Inc.	2,605	214,522
SunTrust Banks, Inc.	5,315	211,484
Ameriprise Financial, Inc.	1,895	208,583
McGraw Hill Financial, Inc.	2,695	205,629
Prologis, Inc.	4,958	202,435
Fifth Third Bancorp	8,455	194,042
Equity Residential	3,336	193,454
Ventas, Inc.	2,927	177,288

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
S&P 500® FUND

	Shares	Value

HCP, Inc.	4,542	$176,184
Boston Properties, Inc.	1,519	173,971
Health Care REIT, Inc.	2,884	171,886
Vornado Realty Trust	1,739	171,396
Weyerhaeuser Co.	5,802	170,289
AvalonBay Communities, Inc.	1,221	160,342
Invesco Ltd.	4,307	159,359
M&T Bank Corp.	1,301	157,811
Regions Financial Corp.	14,096	156,607
Hartford Financial Services Group, Inc.	4,430	156,246
Host Hotels & Resorts, Inc.	7,515	152,104
Moody’s Corp.	1,874	148,646
Northern Trust Corp.	2,216	145,281
Loews Corp.	3,049	134,308
Lincoln National Corp.	2,619	132,705
Progressive Corp.	5,437	131,684
KeyCorp	8,835	125,810
Principal Financial Group, Inc.	2,734	125,737
General Growth Properties, Inc.	5,177	113,894
SLM Corp.	4,263	104,358
Comerica, Inc.	1,804	93,447
Unum Group	2,581	91,135
Kimco Realty Corp.	4,070	89,052
Genworth Financial, Inc. — Class A*	4,924	87,303
Leucadia National Corp.	3,112	87,136
Macerich Co.	1,393	86,826
XL Group plc — Class A	2,742	85,688
Huntington Bancshares, Inc.	8,258	82,332
CBRE Group, Inc. — Class A*	2,769	75,954
Plum Creek Timber Company, Inc.	1,758	73,906
Cincinnati Financial Corp.	1,465	71,287
Torchmark Corp.	882	69,413
E*TRADE Financial Corp.*	2,861	65,860
Zions Bancorporation	1,833	56,786
Legg Mason, Inc.	1,039	50,953
Assurant, Inc.	717	46,576
Hudson City Bancorp, Inc.	4,726	46,457
People’s United Financial, Inc.	3,084	45,859
Apartment Investment & Management
Co. — Class A	1,449	43,789
NASDAQ OMX Group, Inc.	1,161	42,887
Total Financials		27,276,083
HEALTH CARE - 7.4%
Johnson & Johnson	28,093	2,759,576
Pfizer, Inc.	63,394	2,036,216
Merck & Company, Inc.	29,207	1,658,082
Gilead Sciences, Inc.*	15,280	1,082,742
Amgen, Inc.	7,510	926,283
Bristol-Myers Squibb Co.	16,331	848,395
AbbVie, Inc.	15,778	810,989
UnitedHealth Group, Inc.	9,822	805,305
Biogen Idec, Inc.*	2,361	722,159
Medtronic, Inc.	9,953	612,507
Abbott Laboratories	15,322	590,050
Express Scripts Holding Co.*	7,708	578,794
Eli Lilly & Co.	9,783	575,827
Celgene Corp.*	4,029	562,448
Thermo Fisher Scientific, Inc.	3,893	468,095
McKesson Corp.	2,287	403,816
Baxter International, Inc.	5,400	397,331
Allergan, Inc.	2,960	367,336
Actavis plc*	1,735	357,150
Covidien plc	4,480	329,997
Alexion Pharmaceuticals, Inc.*	1,961	298,327
WellPoint, Inc.	2,808	279,536
Aetna, Inc.	3,612	270,792
Stryker Corp.	2,940	239,522
Cardinal Health, Inc.	3,401	238,002
Regeneron Pharmaceuticals, Inc.*	779	233,918
Cigna Corp.	2,716	227,411
Becton Dickinson and Co.	1,917	224,442
Forest Laboratories, Inc.*	2,375	219,141
Perrigo Company plc	1,332	206,007
Agilent Technologies, Inc.	3,316	185,431
St. Jude Medical, Inc.	2,821	184,465
Mylan, Inc.*	3,698	180,573
Boston Scientific Corp.*	13,151	177,802
Humana, Inc.	1,526	172,011
Intuitive Surgical, Inc.*	387	169,502
Vertex Pharmaceuticals, Inc.*	2,340	165,485
Cerner Corp.*	2,940	165,375
Zimmer Holdings, Inc.	1,683	159,178
AmerisourceBergen Corp. — Class A	2,277	149,348
Zoetis, Inc.	4,964	143,658
DaVita HealthCare Partners, Inc.*	1,759	121,107
CR Bard, Inc.	769	113,797
Waters Corp.*	845	91,606
Varian Medical Systems, Inc.*	1,033	86,762
Laboratory Corporation of America Holdings*	855	83,970
CareFusion Corp.*	2,075	83,457
Quest Diagnostics, Inc.	1,435	83,115
Edwards Lifesciences Corp.*	1,071	79,436
Hospira, Inc.*	1,659	71,752
DENTSPLY International, Inc.	1,410	64,916
PerkinElmer, Inc.	1,124	50,647
Tenet Healthcare Corp.*	968	41,440
Patterson Companies, Inc.	815	34,034
Total Health Care		22,189,063
CONSUMER DISCRETIONARY - 6.7%
Walt Disney Co.	16,179	1,295,452
Comcast Corp. — Class A	25,891	1,295,067
Amazon.com, Inc.*	3,700	1,245,123
Home Depot, Inc.	13,981	1,106,317
McDonald’s Corp.	9,830	963,635
Priceline Group, Inc.*	526	626,934
Twenty-First Century Fox, Inc. — Class A	19,278	616,317
Ford Motor Co.	39,163	610,943
Time Warner, Inc.	8,869	579,412
Starbucks Corp.	7,510	551,084
NIKE, Inc. — Class B	7,387	545,604
Lowe’s Companies, Inc.	10,387	507,924
General Motors Co.	12,952	445,808
TJX Companies, Inc.	7,072	428,917
Target Corp.	6,281	380,063

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
S&P 500® FUND

	Shares	Value

Time Warner Cable, Inc.	2,756	$378,068
DIRECTV*	4,707	359,709
CBS Corp. — Class B	5,480	338,664
Viacom, Inc. — Class B	3,962	336,730
Yum! Brands, Inc.	4,399	331,641
Johnson Controls, Inc.	6,595	312,076
VF Corp.	3,508	217,075
Macy’s, Inc.	3,659	216,942
Netflix, Inc.*	598	210,514
Delphi Automotive plc	2,770	187,972
Omnicom Group, Inc.	2,576	187,017
Discovery Communications, Inc. — Class A*	2,209	182,684
AutoZone, Inc.*	337	181,003
Wynn Resorts Ltd.	801	177,942
Chipotle Mexican Grill, Inc. — Class A*	304	172,687
Michael Kors Holdings Ltd.*	1,784	166,394
Carnival Corp.	4,364	165,221
Dollar General Corp.*	2,930	162,556
O’Reilly Automotive, Inc.*	1,060	157,293
Ross Stores, Inc.	2,132	152,545
Starwood Hotels & Resorts Worldwide, Inc.	1,914	152,354
Harley-Davidson, Inc.	2,185	145,543
Bed Bath & Beyond, Inc.*	2,112	145,306
BorgWarner, Inc.	2,267	139,352
L Brands, Inc.	2,425	137,667
Coach, Inc.	2,757	136,913
Mattel, Inc.	3,386	135,813
Genuine Parts Co.	1,532	133,054
Marriott International, Inc. — Class A	2,196	123,020
Whirlpool Corp.	767	114,636
Kohl’s Corp.	2,003	113,770
Dollar Tree, Inc.*	2,064	107,700
The Gap, Inc.	2,633	105,478
CarMax, Inc.*	2,218	103,802
PVH Corp.	816	101,812
TripAdvisor, Inc.*	1,098	99,468
Tractor Supply Co.	1,382	97,611
Ralph Lauren Corp. — Class A	597	96,075
Tiffany & Co.	1,098	94,593
Wyndham Worldwide Corp.	1,269	92,929
Nordstrom, Inc.	1,426	89,054
News Corp. — Class A*	4,948	85,205
Scripps Networks Interactive, Inc. — Class A	1,093	82,970
Newell Rubbermaid, Inc.	2,771	82,853
Mohawk Industries, Inc.*	608	82,676
H&R Block, Inc.	2,723	82,207
Expedia, Inc.	1,013	73,443
Staples, Inc.	6,466	73,324
Interpublic Group of Companies, Inc.	4,213	72,211
Harman International Industries, Inc.	677	72,033
Best Buy Company, Inc.	2,718	71,783
PetSmart, Inc.	1,035	71,301
Lennar Corp. — Class A	1,747	69,216
Garmin Ltd.	1,224	67,638
Darden Restaurants, Inc.	1,308	66,394
PulteGroup, Inc.	3,412	65,476
Hasbro, Inc.	1,162	64,630
Goodyear Tire & Rubber Co.	2,461	64,306
Gannett Company, Inc.	2,260	62,376
DR Horton, Inc.	2,827	61,205
Family Dollar Stores, Inc.	961	55,748
Fossil Group, Inc.*	475	55,390
GameStop Corp. — Class A	1,152	47,347
Leggett & Platt, Inc.	1,380	45,043
Urban Outfitters, Inc.*	1,079	39,351
Cablevision Systems Corp. — Class A	2,125	35,849
International Game Technology	2,449	34,433
AutoNation, Inc.*	630	33,535
Graham Holdings Co. — Class B	45	31,669
Total Consumer Discretionary		20,008,895
INDUSTRIALS - 5.9%
General Electric Co.	99,638	2,579,628
United Technologies Corp.	8,368	977,716
Boeing Co.	6,790	852,077
Union Pacific Corp.	4,524	848,974
3M Co.	6,250	847,875
Honeywell International, Inc.	7,784	722,044
United Parcel Service, Inc. — Class B	7,063	687,796
Caterpillar, Inc.	6,340	630,005
Emerson Electric Co.	6,982	466,397
Danaher Corp.	5,969	447,676
Lockheed Martin Corp.	2,686	438,463
FedEx Corp.	3,031	401,789
Precision Castparts Corp.	1,444	364,985
Eaton Corporation plc	4,729	355,242
General Dynamics Corp.	3,227	351,485
Deere & Co.	3,676	333,781
Illinois Tool Works, Inc.	3,884	315,886
Raytheon Co.	3,127	308,916
Norfolk Southern Corp.	3,079	299,186
Delta Air Lines, Inc.	8,433	292,203
CSX Corp.	10,012	290,048
Northrop Grumman Corp.	2,151	265,390
Cummins, Inc.	1,727	257,306
PACCAR, Inc.	3,515	237,052
Tyco International Ltd.	4,576	194,022
Waste Management, Inc.	4,290	180,481
Parker Hannifin Corp.	1,480	177,171
Rockwell Automation, Inc.	1,374	171,132
Southwest Airlines Co.	6,978	164,751
WW Grainger, Inc.	618	156,144
Pentair Ltd.	1,962	155,665
Ingersoll-Rand plc	2,572	147,221
Dover Corp.	1,697	138,730
Fastenal Co.	2,717	134,002
Roper Industries, Inc.	996	132,976
Nielsen Holdings N.V.	2,833	126,436
Stanley Black & Decker, Inc.	1,547	125,678
AMETEK, Inc.	2,430	125,121
Fluor Corp.	1,591	123,668
Kansas City Southern	1,097	111,960
Textron, Inc.	2,818	110,719
Rockwell Collins, Inc.	1,353	107,794

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
S&P 500® FUND

	Shares	Value

Flowserve Corp.	1,366	$107,012
L-3 Communications Holdings, Inc.	854	100,900
Pall Corp.	1,090	97,522
Stericycle, Inc.*	844	95,895
Republic Services, Inc. — Class A	2,689	91,856
Jacobs Engineering Group, Inc.*	1,313	83,376
Equifax, Inc.	1,220	82,997
Expeditors International of Washington, Inc.	2,016	79,894
Quanta Services, Inc.*	2,164	79,852
Masco Corp.	3,543	78,690
CH Robinson Worldwide, Inc.	1,478	77,432
Xylem, Inc.	1,838	66,940
Snap-on, Inc.	589	66,840
Cintas Corp.	996	59,371
Joy Global, Inc.	991	57,478
Robert Half International, Inc.	1,365	57,262
ADT Corp.	1,831	54,839
Pitney Bowes, Inc.	2,013	52,318
Iron Mountain, Inc.	1,703	46,952
Allegion plc	895	46,692
Ryder System, Inc.	527	42,118
Dun & Bradstreet Corp.	377	37,455
Total Industrials		17,719,282
ENERGY - 5.6%
Exxon Mobil Corp.	42,911	4,191,546
Chevron Corp.	18,962	2,254,771
Schlumberger Ltd.	12,987	1,266,233
ConocoPhillips	12,182	857,004
Occidental Petroleum Corp.	7,891	751,933
EOG Resources, Inc.	2,710	531,622
Halliburton Co.	8,456	497,974
Phillips 66	5,839	449,954
Anadarko Petroleum Corp.	5,015	425,071
National Oilwell Varco, Inc.	4,266	332,193
Apache Corp.	3,923	325,413
Baker Hughes, Inc.	4,340	282,187
Valero Energy Corp.	5,291	280,952
Williams Companies, Inc.	6,801	275,985
Pioneer Natural Resources Co.	1,424	266,487
Devon Energy Corp.	3,811	255,070
Marathon Petroleum Corp.	2,930	255,027
Noble Energy, Inc.	3,586	254,749
Marathon Oil Corp.	6,926	246,012
Spectra Energy Corp.	6,654	245,799
Hess Corp.	2,713	224,853
Kinder Morgan, Inc.	6,656	216,253
Southwestern Energy Co.*	3,509	161,449
Equities Corp.	1,503	145,746
Cabot Oil & Gas Corp.	4,196	142,160
Transocean Ltd.	3,370	139,316
Range Resources Corp.	1,630	135,241
Cameron International Corp.*	2,151	132,867
Chesapeake Energy Corp.	5,029	128,843
Ensco plc — Class A	2,324	122,661
FMC Technologies, Inc.*	2,344	122,568
ONEOK, Inc.	2,067	122,470
Helmerich & Payne, Inc.	1,066	114,659
Murphy Oil Corp.	1,712	107,616
CONSOL Energy, Inc.	2,276	90,926
Noble Corporation plc	2,523	82,603
Tesoro Corp.	1,307	66,121
Nabors Industries Ltd.	2,591	63,868
Denbury Resources, Inc.	3,534	57,958
QEP Resources, Inc.	1,784	52,521
Peabody Energy Corp.	2,693	44,004
Newfield Exploration Co.*	1,353	42,430
Rowan Companies plc — Class A*	1,240	41,763
Diamond Offshore Drilling, Inc.	695	33,888
Total Energy		16,838,766
CONSUMER STAPLES - 5.3%
Procter & Gamble Co.	26,928	2,170,397
Coca-Cola Co.	37,634	1,454,931
Philip Morris International, Inc.	15,747	1,289,207
PepsiCo, Inc.	15,122	1,262,687
Wal-Mart Stores, Inc.	16,073	1,228,460
CVS Caremark Corp.	11,742	879,006
Altria Group, Inc.	19,797	741,002
Mondelez International, Inc. — Class A	16,889	583,514
Walgreen Co.	8,677	572,942
Colgate-Palmolive Co.	8,666	562,163
Costco Wholesale Corp.	4,365	487,483
Kimberly-Clark Corp.	3,765	415,091
Kraft Foods Group, Inc.	5,925	332,393
General Mills, Inc.	6,207	321,647
Archer-Daniels-Midland Co.	6,543	283,901
Kroger Co.	5,135	224,143
Sysco Corp.	5,809	209,879
Lorillard, Inc.	3,606	195,012
Whole Foods Market, Inc.	3,699	187,576
Estee Lauder Companies, Inc. — Class A	2,538	169,742
Mead Johnson Nutrition Co. — Class A	2,006	166,779
Reynolds American, Inc.	3,096	165,388
Kellogg Co.	2,553	160,099
Hershey Co.	1,493	155,869
Brown-Forman Corp. — Class B	1,615	144,849
Constellation Brands, Inc. — Class A*	1,664	141,390
Beam, Inc.	1,640	136,612
Keurig Green Mountain, Inc.	1,280	135,155
ConAgra Foods, Inc.	4,172	129,457
Tyson Foods, Inc. — Class A	2,667	117,375
Clorox Co.	1,292	113,709
Coca-Cola Enterprises, Inc.	2,364	112,905
Dr Pepper Snapple Group, Inc.	1,961	106,796
JM Smucker Co.	1,034	100,546
McCormick & Company, Inc.	1,308	93,836
Monster Beverage Corp.*	1,341	93,132
Molson Coors Brewing Co. — Class B	1,575	92,705
Safeway, Inc.	2,297	84,851
Campbell Soup Co.	1,778	79,797
Hormel Foods Corp.	1,341	66,071
Avon Products, Inc.	4,316	63,186
Total Consumer Staples		16,031,683

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
S&P 500® FUND

	Shares	Value

MATERIALS - 1.9%
EI du Pont de Nemours & Co.	9,211	$618,057
Monsanto Co.	5,211	592,855
Dow Chemical Co.	12,073	586,627
Praxair, Inc.	2,924	382,957
LyondellBasell Industries N.V. — Class A	4,285	381,108
Freeport-McMoRan Copper & Gold, Inc.	10,316	341,150
Ecolab, Inc.	2,693	290,817
PPG Industries, Inc.	1,376	266,201
Air Products & Chemicals, Inc.	2,106	250,698
International Paper Co.	4,365	200,266
Mosaic Co.	3,367	168,350
Sherwin-Williams Co.	848	167,166
Nucor Corp.	3,163	159,858
CF Industries Holdings, Inc.	551	143,613
Alcoa, Inc.	10,708	137,812
Eastman Chemical Co.	1,519	130,953
Newmont Mining Corp.	4,946	115,934
Sigma-Aldrich Corp.	1,197	111,776
FMC Corp.	1,323	101,289
Vulcan Materials Co.	1,302	86,518
International Flavors & Fragrances, Inc.	807	77,206
Ball Corp.	1,397	76,570
Airgas, Inc.	663	70,616
MeadWestvaco Corp.	1,744	65,644
Sealed Air Corp.	1,947	63,998
Owens-Illinois, Inc.*	1,634	55,278
Avery Dennison Corp.	965	48,897
Allegheny Technologies, Inc.	1,088	40,996
United States Steel Corp.	1,441	39,786
Bemis Company, Inc.	1,007	39,515
Cliffs Natural Resources, Inc.[1]	1,524	31,181
Total Materials		5,843,692
UTILITIES - 1.7%
Duke Energy Corp.	7,017	499,752
NextEra Energy, Inc.	4,328	413,843
Dominion Resources, Inc.	5,782	410,464
Southern Co.	8,831	388,034
Exelon Corp.	8,518	285,864
American Electric Power Company, Inc.	4,851	245,752
Sempra Energy	2,261	218,774
PPL Corp.	6,274	207,920
PG&E Corp.	4,545	196,344
Public Service Enterprise Group, Inc.	5,025	191,654
Edison International	3,243	183,586
Consolidated Edison, Inc.	2,924	156,873
Xcel Energy, Inc.	4,951	150,312
Northeast Utilities	3,145	143,098
FirstEnergy Corp.	4,161	141,599
DTE Energy Co.	1,760	130,750
Entergy Corp.	1,788	119,528
NiSource, Inc.	3,129	111,173
Wisconsin Energy Corp.	2,249	104,691
NRG Energy, Inc.	3,237	102,936
CenterPoint Energy, Inc.	4,271	101,180
Ameren Corp.	2,409	99,251
AES Corp.	6,552	93,563
CMS Energy Corp.	2,656	77,768
SCANA Corp.	1,401	71,899
Pinnacle West Capital Corp.	1,090	59,579
AGL Resources, Inc.	1,188	58,164
Pepco Holdings, Inc.	2,488	50,954
Integrys Energy Group, Inc.	798	47,601
TECO Energy, Inc.	2,032	34,849
Total Utilities		5,097,755
TELECOMMUNICATION SERVICES - 1.4%
Verizon Communications, Inc.	41,134	1,956,743
AT&T, Inc.	51,708	1,813,400
CenturyLink, Inc.	5,739	188,469
Frontier Communications Corp.	9,931	56,607
Windstream Holdings, Inc.[1]	5,919	48,773
Total Telecommunication Services		4,063,992
Total Common Stocks
(Cost $87,943,449)		165,993,076

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 39.8%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$64,853,292	64,853,292
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	27,365,840	27,365,840
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	18,505,717	18,505,717
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	8,622,114	8,622,114
Total Repurchase Agreements
(Cost $119,346,963)		119,346,963
SECURITIES LENDING COLLATERAL††,3 - 0.0%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	27,517	27,517
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	24,554	24,554
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	4,629	4,629
Total Securities Lending Collateral
(Cost $56,700)		56,700
Total Investments - 95.1%
(Cost $207,347,112)		$285,396,739
Other Assets & Liabilities, net - 4.9%		14,724,226
Total Net Assets - 100.0%		$300,120,965

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
S&P 500® FUND

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2014 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $46,612,500)	500	$474,871

	Units
OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
April 2014 S&P 500 Index Swap,
Terminating 04/30/14[4]
(Notional Value $60,746,089)	32,444	$479,869
Credit Suisse Capital, LLC
April 2014 S&P 500 Index Swap,
Terminating 04/28/14[4]
(Notional Value $23,361,960)	12,477	91,111
Goldman Sachs International
April 2014 S&P 500 Index Swap,
Terminating 04/29/14[4]
(Notional Value $6,654,773)	3,554	39,386
(Total Notional Value
$90,762,822)		$610,366

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at March 31, 2014 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11.
[4]	Total Return based on S&P 500 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P 500® FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value - including $55,494 of
securities loaned
(cost $87,943,449)	$165,993,076
Repurchase agreements, at value
(cost $119,403,663)	119,403,663
Total investments
(cost $207,347,112)	285,396,739
Segregated cash with broker	13,929,927
Unrealized appreciation on swap agreements	610,366
Receivables:
Fund shares sold	4,876,767
Variation margin	352,500
Dividends	199,329
Swap settlement	36,260
Securities lending income	132
Foreign taxes reclaim	114
Interest	79
Total assets	305,402,213
Liabilities:
Payable for:
Fund shares redeemed	4,654,480
Management fees	176,944
Distribution and service fees	68,783
Transfer agent and administrative fees	58,982
Upon return of securities loaned	56,700
Portfolio accounting fees	35,389
Miscellaneous	229,970
Total liabilities	5,281,248
Net assets	$300,120,965
Net assets consist of:
Paid in capital	$239,222,098
Accumulated net investment loss	(16,281)
Accumulated net realized loss on investments	(18,219,716)
Net unrealized appreciation on investments	79,134,864
Net assets	$300,120,965
A-Class:
Net assets	$28,027,554
Capital shares outstanding	741,864
Net asset value per share	$37.78
Maximum offering price per share
(Net asset value divided by 95.25%)	$39.66
C-Class:
Net assets	$16,181,564
Capital shares outstanding	455,753
Net asset value per share	$35.51
H-Class:
Net assets	$255,911,847
Capital shares outstanding	6,772,886
Net asset value per share	$37.78

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $948)	$5,580,789
Interest	14,023
Income from securities lending, net	2,034
Total investment income	5,596,846
Expenses:
Management fees	2,450,873
Transfer agent and administrative fees	816,954
Distribution and service fees:
A-Class	54,332
C-Class	144,438
H-Class	726,522
Portfolio accounting fees	433,991
Custodian fees	35,278
Trustees’ fees*	29,789
Line of credit interest expense	362
Miscellaneous	517,458
Total expenses	5,209,997
Net investment income	386,849
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	28,003,215
Swap agreements	63,012
Futures contracts	(1,501,671)
Net realized gain	26,564,556
Net change in unrealized appreciation
(depreciation) on:
Investments	12,469,006
Swap agreements	350,872
Futures contracts	472,968
Net change in unrealized appreciation
(depreciation)	13,292,846
Net realized and unrealized gain	39,857,402
Net increase in net assets resulting
from operations	$40,244,251

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013
Increase (Decrease) In Net Assets From Operations:
Net investment income	$386,849	$552,358
Net realized gain on investments	26,564,556	1,566,444
Net change in unrealized appreciation (depreciation) on investments	13,292,846	17,913,896
Net increase in net assets resulting from operations	40,244,251	20,032,698

Distributions to shareholders from:
Net investment income
A-Class	(27,498)	(20,560)
C-Class	(17,900)	(24,329)
H-Class	(356,867)	(561,984)
Total distributions to shareholders	(402,265)	(606,873)

Capital share transactions:
Proceeds from sale of shares
A-Class	67,031,023	64,513,152
C-Class	69,955,990	108,459,874
H-Class	1,826,152,142	1,437,709,986
Distributions reinvested
A-Class	20,158	17,839
C-Class	17,263	23,112
H-Class	258,190	378,849
Cost of shares redeemed
A-Class	(54,708,718)	(67,248,396)
C-Class	(66,380,612)	(109,371,658)
H-Class	(1,869,669,239)	(1,430,676,174)
Net increase (decrease) from capital share transactions	(27,323,803)	3,806,584
Net increase in net assets	12,518,183	23,232,409

Net assets:
Beginning of year	287,602,782	264,370,373
End of year	$300,120,965	$287,602,782
Accumulated net investment loss at end of year	$(16,281)	$(4,405)

Capital share activity:
Shares sold
A-Class	1,949,686	2,325,920
C-Class	2,155,638	4,026,873
H-Class	52,445,747	50,643,688
Shares issued from reinvestment of distributions
A-Class	563	622
C-Class	512	849
H-Class	7,212	13,207
Shares redeemed
A-Class	(1,589,203)	(2,421,335)
C-Class	(2,042,904)	(4,060,876)
H-Class	(54,091,461)	(50,785,708)
Net decrease in shares	(1,164,210)	(256,760)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$31.55	$28.20	$26.41	$23.18	$15.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.06	.01	(.06)	.07
Net gain (loss) on investments (realized and unrealized)	6.20	3.36	1.78	3.29	7.43
Total from investment operations	6.27	3.42	1.79	3.23	7.50
Less distributions from:
Net investment income	(.04)	(.07)	—	(—)[b]	(.11)
Total distributions	(.04)	(.07)	—	(—)	(.11)
Net asset value, end of period	$37.78	$31.55	$28.20	$26.41	$23.18

Total Return[c]	19.87%	12.16%	6.78%	13.94%	47.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,028	$12,014	$13,413	$10,288	$46,312
Ratios to average net assets:
Net investment income (loss)	0.19%	0.22%	0.05%	(0.25%)	0.34%
Total expenses	1.57%	1.50%	1.51%	1.54%	1.53%
Portfolio turnover rate	157%	76%	196%	202%	58%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$29.87	$26.91	$25.41	$22.50	$15.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.14)	(.20)	(.27)	(.08)
Net gain (loss) on investments (realized and unrealized)	5.87	3.17	1.70	3.18	7.25
Total from investment operations	5.68	3.03	1.50	2.91	7.17
Less distributions from:
Net investment income	(.04)	(.07)	—	(—)[b]	(.11)
Total distributions	(.04)	(.07)	—	(—)	(.11)
Net asset value, end of period	$35.51	$29.87	$26.91	$25.41	$22.50

Total Return[c]	19.01%	11.29%	5.90%	12.93%	46.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,182	$10,231	$10,110	$10,032	$11,456
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.52%)	(0.80%)	(1.11%)	(0.41%)
Total expenses	2.32%	2.28%	2.26%	2.29%	2.28%
Portfolio turnover rate	157%	76%	196%	202%	58%

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$31.55	$28.20	$26.39	$23.17	$15.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.07	(.02)	(.09)	.06
Net gain (loss) on investments (realized and unrealized)	6.22	3.35	1.83	3.31	7.44
Total from investment operations	6.27	3.42	1.81	3.22	7.50
Less distributions from:
Net investment income	(.04)	(.07)	—	(—)[b]	(.11)
Total distributions	(.04)	(.07)	—	(—)	(.11)
Net asset value, end of period	$37.78	$31.55	$28.20	$26.39	$23.17

Total Return[c]	19.87%	12.16%	6.86%	13.90%	47.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$255,912	$265,358	$240,847	$249,090	$194,193
Ratios to average net assets:
Net investment income (loss)	0.15%	0.24%	(0.07%)	(0.37%)	0.29%
Total expenses	1.56%	1.50%	1.50%	1.54%	1.53%
Portfolio turnover rate	157%	76%	196%	202%	58%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund Investor Class returned -20.02%, while the S&P 500 Index returned 21.86% over the same period.

Sectors contributing most to performance of the underlying index were Financials and Information Technology. The sector contributing least was Telecommunication Services, followed by Utilities. No sector detracted from return.

Microsoft Corp., Apple, Inc. and Google, Inc. — Class A were the holdings contributing the most to performance of the underlying index for the period. International Business Machines Corp., Philip Morris International, Inc. and Newmont Mining Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	January 7, 1994
Advisor Class	August 5, 1998
A-Class	March 31, 2004
C-Class	March 15, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	-20.02%	-20.85%	-8.60%
Advisor Class Shares	-20.46%	-21.26%	-9.07%
A-Class Shares	-20.21%	-21.05%	-8.87%
A-Class Shares with sales charge†	-24.00%	-21.82%	-9.31%
C-Class Shares	-20.80%	-21.65%	-9.53%
C-Class Shares with CDSC‡	-21.59%	-21.65%	-9.53%
S&P 500 Index	21.86%	21.16%	7.42%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	March 31, 2014
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†, 5 - 24.5%
Guggenheim Strategy Fund I	920,000	$22,990,800
Total Mutual Funds
(Cost $23,000,000)		22,990,800

	Face
	Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 53.3%
Freddie Mac[1]
0.09% due 10/29/14	$15,000,000	14,994,720
0.13% due 06/25/14	10,000,000	9,999,290
0.10% due 11/12/14	10,000,000	9,995,620
Total Freddie Mac		34,989,630
Farmer Mac[2]
0.10% due 04/08/14	15,000,000	14,999,910
Total Federal Agency Discount Notes
(Cost $49,982,477)		49,989,540
REPURCHASE AGREEMENTS††,3 - 9.8%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	5,006,627	5,006,627
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	2,112,623	2,112,623
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	1,428,628	1,428,628
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	665,621	665,621
Total Repurchase Agreements
(Cost $9,213,499)		9,213,499
Total Investments - 87.6%
(Cost $82,195,976)		$82,193,839
Other Assets & Liabilities, net - 12.4%		11,684,886
Total Net Assets - 100.0%		$93,878,725

		Unrealized
	Contracts	Loss
EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2014 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $4,847,700)	52	$(62,991)

	Units
OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc
April 2014 S&P 500 Index Swap,
Terminating 04/30/14[4]
(Notional Value $17,551,547)	9,374	$(138,769)
Credit Suisse Capital, LLC
April 2014 S&P 500 Index Swap,
Terminating 04/28/14[4]
(Notional Value $46,389,020)	24,776	(180,917)
Goldman Sachs International
April 2014 S&P 500 Index Swap,
Terminating 04/29/14[4]
(Notional Value $24,967,590)	13,335	(269,433)
(Total Notional Value
$88,908,157)		$(589,119)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[3]	Repurchase Agreements — See Note 5.

[4]	Total Return based on S&P 500 Index +/- financing at a variable rate.
[5]	Affiliated fund — See Note 16.
plc — Public Limited Company

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments in unaffiliated issuers, at value
(cost $49,982,477)	$49,989,540
Investments in affiliated issuers, at value
(cost $23,000,000)	22,990,800
Repurchase agreements, at value
(cost $9,213,499)	9,213,499
Total investments
(cost $82,195,976)	82,193,839
Segregated cash with broker	12,897,568
Receivables:
Fund shares sold	186,324
Dividends	13,365
Interest	6
Total assets	95,291,102
Liabilities:
Unrealized depreciation on swap agreements	589,119
Payable for:
Fund shares redeemed	574,201
Management fees	68,872
Variation margin	36,660
Transfer agent and administrative fees	19,131
Swap settlement	19,016
Distribution and service fees	8,411
Portfolio accounting fees	7,652
Miscellaneous	89,315
Total liabilities	1,412,377
Net assets	$93,878,725
Net assets consist of:
Paid in capital	$458,688,708
Accumulated net investment loss	(382,578)
Accumulated net realized loss on investments	(363,773,158)
Net unrealized depreciation on investments	(654,247)
Net assets	$93,878,725
Investor Class:
Net assets	$79,172,364
Capital shares outstanding	4,707,861
Net asset value per share	$16.82
Advisor Class:
Net assets	$3,061,083
Capital shares outstanding	199,258
Net asset value per share	$15.36
A-Class:
Net assets	$5,467,969
Capital shares outstanding	348,017
Net asset value per share	$15.71
Maximum offering price per share
(Net asset value divided by 95.25%)	$16.49
C-Class:
Net assets	$6,177,309
Capital shares outstanding	422,498
Net asset value per share	$14.62

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Interest	$112,857
Dividends from securities of affiliated issuers	13,365
Total investment income	126,222

Expenses:
Management fees	1,446,049
Transfer agent and administrative fees	401,680
Distribution and service fees:
Advisor Class	38,165
A-Class	12,510
C-Class	69,185
Portfolio accounting fees	160,671
Custodian fees	18,525
Trustees’ fees*	15,509
Miscellaneous	244,283
Total expenses	2,406,577
Net investment loss	(2,280,355)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	953
Swap agreements	(26,247,179)
Futures contracts	(11,003,914)
Net realized loss	(37,250,140)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(12,091)
Investments in affiliated issuers	(9,200)
Swap agreements	(200,682)
Futures contracts	198,052
Net change in unrealized appreciation (depreciation)	(23,921)
Net realized and unrealized loss	(37,274,061)
Net decrease in net assets resulting from operations	$(39,554,416)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(2,280,355)	$(2,111,038)
Net realized loss on investments	(37,250,140)	(23,000,794)
Net change in unrealized appreciation (depreciation) on investments	(23,921)	(379,315)
Net decrease in net assets resulting from operations	(39,554,416)	(25,491,147)

Capital share transactions:
Proceeds from sale of shares
Investor Class	396,150,082	290,140,547
Advisor Class	43,312,714	70,061,389
A-Class	24,186,917	15,522,986
C-Class	13,040,917	15,210,173
Cost of shares redeemed
Investor Class	(388,967,563)	(275,618,714)
Advisor Class	(47,807,585)	(64,204,487)
A-Class	(23,182,304)	(16,274,985)
C-Class	(12,185,135)	(14,556,925)
Net increase from capital share transactions	4,548,043	20,279,984
Net decrease in net assets	(35,006,373)	(5,211,163)

Net assets:
Beginning of year	128,885,098	134,096,261
End of year	$93,878,725	$128,885,098
Accumulated net investment loss at end of year	$(382,578)	$(466,290)

Capital share activity:
Shares sold
Investor Class	20,629,628	11,922,834
Advisor Class	2,483,798	3,161,277
A-Class	1,354,080	706,864
C-Class	790,782	704,780
Shares redeemed
Investor Class	(20,970,317)	(11,439,101)
Advisor Class	(2,790,831)	(2,918,160)
A-Class	(1,306,326)	(749,248)
C-Class	(749,635)	(683,975)
Net increase (decrease) in shares	(558,821)	705,271

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$21.03	$24.61	$28.50	$34.38	$54.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.30)	(.38)	(.41)	(.47)
Net gain (loss) on investments (realized and unrealized)	(3.96)	(3.28)	(3.51)	(5.47)	(19.32)
Total from investment operations	(4.21)	(3.58)	(3.89)	(5.88)	(19.79)
Less distributions from:
Net investment income	—	—	—	—	(.06)
Total distributions	—	—	—	—	(.06)
Net asset value, end of period	$16.82	$21.03	$24.61	$28.50	$34.38

Total Return[b]	(20.02%)	(14.55%)	(13.65%)	(17.10%)	(36.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,172	$106,158	$112,334	$118,410	$171,423
Ratios to average net assets:
Net investment income (loss)	(1.35%)	(1.27%)	(1.31%)	(1.22%)	(1.16%)
Total expenses[c]	1.42%	1.41%	1.41%	1.44%	1.43%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$19.31	$22.71	$26.44	$32.06	$50.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.39)	(.48)	(.54)	(.63)
Net gain (loss) on investments (realized and unrealized)	(3.63)	(3.01)	(3.25)	(5.08)	(18.08)
Total from investment operations	(3.95)	(3.40)	(3.73)	(5.62)	(18.71)
Less distributions from:
Net investment income	—	—	—	—	(.06)
Total distributions	—	—	—	—	(.06)
Net asset value, end of period	$15.36	$19.31	$22.71	$26.44	$32.06

Total Return[b]	(20.46%)	(14.97%)	(14.11%)	(17.53%)	(36.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,061	$9,775	$5,978	$6,434	$9,607
Ratios to average net assets:
Net investment income (loss)	(1.85%)	(1.77%)	(1.81%)	(1.72%)	(1.63%)
Total expenses[c]	1.93%	1.90%	1.91%	1.93%	1.93%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$19.69	$23.10	$26.82	$32.43	$51.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.34)	(.42)	(.48)	(.53)
Net gain (loss) on investments (realized and unrealized)	(3.70)	(3.07)	(3.30)	(5.13)	(18.28)
Total from investment operations	(3.98)	(3.41)	(3.72)	(5.61)	(18.81)
Less distributions from:
Net investment income	—	—	—	—	(.06)
Total distributions	—	—	—	—	(.06)
Net asset value, end of period	$15.71	$19.69	$23.10	$26.82	$32.43

Total Return[b]	(20.21%)	(14.76%)	(13.87%)	(17.30%)	(36.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,468	$5,912	$7,915	$5,029	$28,565
Ratios to average net assets:
Net investment income (loss)	(1.58%)	(1.52%)	(1.56%)	(1.47%)	(1.42%)
Total expenses[c]	1.68%	1.65%	1.66%	1.68%	1.67%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$18.46	$21.83	$25.53	$31.12	$49.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.48)	(.59)	(.67)	(.79)
Net gain (loss) on investments (realized and unrealized)	(3.46)	(2.89)	(3.11)	(4.92)	(17.62)
Total from investment operations	(3.84)	(3.37)	(3.70)	(5.59)	(18.41)
Less distributions from:
Net investment income	—	—	—	—	(.06)
Total distributions	—	—	—	—	(.06)
Net asset value, end of period	$14.62	$18.46	$21.83	$25.53	$31.12

Total Return[b]	(20.80%)	(15.44%)	(14.49%)	(17.96%)	(37.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,177	$7,041	$7,870	$11,817	$16,041
Ratios to average net assets:
Net investment income (loss)	(2.34%)	(2.27%)	(2.31%)	(2.23%)	(2.15%)
Total expenses[c]	2.42%	2.40%	2.42%	2.44%	2.43%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, with the NASDAQ-100 Index returning 29.40%, the Inverse NASDAQ-100® Strategy Fund Investor Class returned -24.62%. For the one-year period ended March 31, 2014, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Information Technology sector contributed most to performance of the underlying index, followed by the Consumer Discretionary sector. No sector detracted from performance. The Materials sector contributed least, followed by the Industrials sector.

Microsoft Corp., Google, Inc. — Class A and Apple, Inc. were the holdings contributing most to performance of the underlying index for the year. VimpleCom Ltd. ADR, Citrix Systems, Inc. and Intuitive Surgical, Inc. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	September 3, 1998
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	March 7, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	-24.62%	-23.40%	-11.88%
Advisor Class Shares	-25.30%	-23.82%	-12.34%
A-Class Shares	-24.88%	-23.65%	-12.14%
A-Class Shares with sales charge†	-28.41%	-24.39%	-12.56%
C-Class Shares	-25.44%	-24.22%	-12.80%
C-Class Shares with CDSC‡	-26.19%	-24.22%	-12.80%
NASDAQ-100 Index	29.40%	25.09%	10.42%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	March 31, 2014
INVERSE NASDAQ-100® STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 131.5%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$5,655,666	$5,655,666
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	2,386,495	2,386,495
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	1,613,830	1,613,830
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	751,909	751,909
Total Repurchase Agreements
(Cost $10,407,900)		10,407,900
Total Investments - 131.5%
(Cost $10,407,900)		$10,407,900
Other Assets & Liabilities, net - (31.5)%		(2,492,300)
Total Net Assets - 100.0%		$7,915,600

		Unrealized
	Units	Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC
April 2014 NASDAQ-100 Index
Swap, Terminating 04/28/14[2]
(Notional Value $4,176,749)	1,162	$38,895
Goldman Sachs International
April 2014 NASDAQ-100 Index
Swap, Terminating 04/29/14[2]
(Notional Value $2,279,161)	634	(8,994)
Barclays Bank plc
April 2014 NASDAQ-100 Index
Swap, Terminating 04/30/14[2]
(Notional Value $1,378,033)	383	(9,576)
(Total Notional Value $7,833,943)		$20,325

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

plc — Public Limited Company

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Repurchase agreements, at value
(cost $10,407,900)	$10,407,900
Segregated cash with broker	1,823,003
Unrealized appreciation on swap agreements	38,895
Receivables:
Fund shares sold	25,459
Interest	7
Swap settlement	24,727
Total assets	12,319,991
Liabilities:
Unrealized depreciation on swap agreements	18,570
Payable for:
Fund shares redeemed	4,346,583
Swap settlement	20,552
Management fees	6,876
Transfer agent and administrative fees	1,910
Portfolio accounting fees	764
Distribution and service fees	612
Miscellaneous	8,524
Total liabilities	4,404,391
Net assets	$7,915,600
Net assets consist of:
Paid in capital	$72,360,662
Undistributed net investment income	—
Accumulated net realized loss on investments	(64,465,387)
Net unrealized appreciation on investments	20,325
Net assets	$7,915,600
Investor Class:
Net assets	$6,864,606
Capital shares outstanding	207,442
Net asset value per share	$33.09
Advisor Class:
Net assets	$118,314
Capital shares outstanding	3,784
Net asset value per share	$31.26
A-Class:
Net assets	$371,734
Capital shares outstanding	11,618
Net asset value per share	$32.00
Maximum offering price per share
(Net asset value divided by 95.25%)	$33.60
C-Class:
Net assets	$560,946
Capital shares outstanding	19,594
Net asset value per share	$28.63

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Interest	$2,806
Total investment income	2,806

Expenses:
Management fees	102,187
Transfer agent and administrative fees	28,385
Distribution and service fees:
Advisor Class	8,630
A-Class	724
C-Class	6,966
Portfolio accounting fees	11,354
Trustees’ fees*	1,354
Custodian fees	1,277
Miscellaneous	21,217
Total expenses	182,094
Net investment loss	(179,288)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(2,140,350)
Futures contracts	(1,284,158)
Net realized loss	(3,424,508)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	47,899
Futures contracts	17,114
Net change in unrealized appreciation (depreciation)	65,013
Net realized and unrealized loss	(3,359,495)
Net decrease in net assets resulting from operations	$(3,538,783)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(179,288)	$(215,845)
Net realized loss on investments	(3,424,508)	(1,529,851)
Net change in unrealized appreciation (depreciation) on investments	65,013	(85,807)
Net decrease in net assets resulting from operations	(3,538,783)	(1,831,503)

Capital share transactions:
Proceeds from sale of shares
Investor Class	152,933,607	171,623,947
Advisor Class	38,354,968	21,701,866
A-Class	646,006	2,082,298
C-Class	1,338,850	10,143,906
Cost of shares redeemed
Investor Class	(150,997,216)	(171,487,070)
Advisor Class	(39,937,666)	(19,284,493)
A-Class	(371,971)	(2,284,696)
C-Class	(1,253,224)	(10,147,691)
Net increase from capital share transactions	713,354	2,348,067
Net increase (decrease) in net assets	(2,825,429)	516,564

Net assets:
Beginning of year	10,741,029	10,224,465
End of year	$7,915,600	$10,741,029
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(56,251)

Capital share activity:*
Shares sold
Investor Class	4,127,092	3,686,255
Advisor Class	1,099,075	478,498
A-Class	17,551	43,806
C-Class	37,993	245,120
Shares redeemed
Investor Class	(4,095,216)	(3,697,937)
Advisor Class	(1,147,177)	(431,218)
A-Class	(10,220)	(49,867)
C-Class	(36,051)	(245,545)
Net increase (decrease) in shares	(6,953)	29,112

*	Capital share activity for the period presented through February 21, 2014 has been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 12 in Notes to Financial Statements.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$43.91	$46.95	$59.62	$75.34	$125.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.54)	(.60)	(.80)	(.90)	(1.25)
Net gain (loss) on investments (realized and unrealized)	(10.28)	(2.44)	(11.87)	(14.82)	(48.85)
Total from investment operations	(10.82)	(3.04)	(12.67)	(15.72)	(50.10)
Net asset value, end of period	$33.09	$43.91	$46.95	$59.62	$75.34

Total Return[b]	(24.62%)	(6.50%)	(21.22%)	(20.90%)	(39.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,865	$7,709	$8,792	$32,978	$21,137
Ratios to average net assets:
Net investment income (loss)	(1.44%)	(1.32%)	(1.38%)	(1.30%)	(1.35%)
Total expenses	1.46%	1.44%	1.45%	1.47%	1.47%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$41.85	$45.01	$57.15	$72.70	$121.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.73)	(0.80)	(1.05)	(1.20)	(1.60)
Net gain (loss) on investments (realized and unrealized)	(9.86)	(2.36)	(11.09)	(14.35)	(47.53)
Total from investment operations	(10.59)	(3.16)	(12.14)	(15.55)	(49.13)
Net asset value, end of period	$31.26	$41.85	$45.01	$57.15	$72.70

Total Return[b]	(25.30%)	(7.00%)	(21.26%)	(21.39%)	(40.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118	$2,171	$207	$642	$916
Ratios to average net assets:
Net investment income (loss)	(1.93%)	(1.83%)	(1.91%)	(1.80%)	(1.84%)
Total expenses	1.96%	1.95%	1.95%	1.97%	1.97%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$42.61	$45.77	$58.30	$73.88	$123.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.60)	(.70)	(.90)	(1.05)	(1.30)
Net gain (loss) on investments (realized and unrealized)	(10.01)	(2.46)	(11.63)	(14.53)	(48.15)
Total from investment operations	(10.61)	(3.16)	(12.53)	(15.58)	(49.45)
Net asset value, end of period	$32.00	$42.61	$45.77	$58.30	$73.88

Total Return[b]	(24.88%)	(6.89%)	(21.53%)	(21.11%)	(40.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$372	$183	$474	$946	$1,041
Ratios to average net assets:
Net investment income (loss)	(1.69%)	(1.56%)	(1.62%)	(1.54%)	(1.37%)
Total expenses	1.71%	1.68%	1.69%	1.72%	1.71%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C- Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$38.42	$41.58	$53.34	$68.10	$114.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.80)	(.95)	(1.20)	(1.45)	(1.95)
Net gain (loss) on investments (realized and unrealized)	(8.99)	(2.21)	(10.56)	(13.31)	(44.48)
Total from investment operations	(9.79)	(3.16)	(11.76)	(14.76)	(46.43)
Net asset value, end of period	$28.63	$38.42	$41.58	$53.34	$68.10

Total Return[b]	(25.44%)	(7.58%)	(22.12%)	(21.66%)	(40.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$561	$678	$752	$2,435	$1,858
Ratios to average net assets:
Net investment income (loss)	(2.44%)	(2.32%)	(2.37%)	(2.29%)	(2.33%)
Total expenses	2.46%	2.44%	2.45%	2.47%	2.47%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 12 in Notes to Financial Statements.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT  |  51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, the Mid-Cap 1.5x Strategy Fund H-Class returned 29.76%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned 21.24%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Industrials and Financials provided the most performance to the underlying index during the year. No sector detracted, but Telecommunication Services and Utilities contributed least to the performance of the underlying index.

Keurig Green Mountain, Inc., Vertex Pharmaceuticals, Inc. and Under Armour, Inc. Class A contributed most performance to the underlying index for the period. Rackspace Hosting, Inc., Equinix, Inc. and Rayonier, Inc. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Ten Largest Holdings (% of Total Net Assets)
Affiliated Managers Group, Inc.	0.5%
Cimarex Energy Co.	0.5%
Henry Schein, Inc.	0.5%
Trimble Navigation Ltd.	0.5%
SL Green Realty Corp.	0.5%
Church & Dwight Company, Inc.	0.5%
HollyFrontier Corp.	0.5%
Endo International plc	0.5%
Under Armour, Inc. — Class A	0.4%
Advance Auto Parts, Inc.	0.4%
Top Ten Total	4.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

52  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014
	1 Year	5 Year	10 Year
A-Class Shares	29.75%	34.41%	9.56%
A-Class Shares with sales charge†	23.58%	33.12%	9.03%
C-Class Shares	28.80%	33.45%	8.76%
C-Class Shares with CDSC‡	27.80%	33.45%	8.76%
H-Class Shares	29.76%	34.45%	9.57%
S&P MidCap 400 Index	21.24%	24.86%	10.14%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT  |  53

SCHEDULE OF INVESTMENTS	March 31, 2014
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 75.8%

FINANCIALS - 17.4%
Affiliated Managers Group, Inc.*	680	$136,034
SL Green Realty Corp.	1,217	122,455
Realty Income Corp.	2,818	115,144
Fidelity National Financial, Inc. — Class A	3,553	111,706
Federal Realty Investment Trust	859	98,544
Everest Re Group Ltd.	609	93,207
New York Community Bancorp, Inc.	5,682	91,309
Raymond James Financial, Inc.	1,586	88,705
Alleghany Corp.*	215	87,587
Essex Property Trust, Inc.	498	84,685
UDR, Inc.	3,226	83,328
Arthur J Gallagher & Co.	1,723	81,980
Waddell & Reed Financial, Inc. — Class A	1,090	80,246
Signature Bank*	607	76,234
SVB Financial Group*	590	75,980
Rayonier, Inc.	1,628	74,742
Camden Property Trust	1,094	73,670
Reinsurance Group of America, Inc. — Class A	909	72,384
Duke Realty Corp.	4,203	70,947
Liberty Property Trust	1,882	69,559
Extra Space Storage, Inc.	1,413	68,545
Jones Lang LaSalle, Inc.	568	67,308
East West Bancorp, Inc.	1,837	67,051
Alexandria Real Estate Equities, Inc.	923	66,973
Mid-America Apartment Communities, Inc.	966	65,949
MSCI, Inc. — Class A*	1,498	64,444
CBOE Holdings, Inc.	1,111	62,883
BRE Properties, Inc.	990	62,152
Kilroy Realty Corp.	1,050	61,509
SEI Investments Co.	1,829	61,473
Regency Centers Corp.	1,190	60,761
Eaton Vance Corp.	1,581	60,331
HCC Insurance Holdings, Inc.	1,279	58,182
Taubman Centers, Inc.	810	57,340
WR Berkley Corp.	1,338	55,688
Hospitality Properties Trust	1,926	55,315
Senior Housing Properties Trust	2,421	54,400
National Retail Properties, Inc.	1,570	53,882
Omega Healthcare Investors, Inc.	1,593	53,397
American Financial Group, Inc.	921	53,151
Protective Life Corp.	1,010	53,115
Cullen/Frost Bankers, Inc.	676	52,410
RenaissanceRe Holdings Ltd.	535	52,216
Old Republic International Corp.	3,113	51,053
BioMed Realty Trust, Inc.	2,478	50,774
American Campus Communities, Inc.	1,344	50,198
Prosperity Bancshares, Inc.	734	48,554
Commerce Bancshares, Inc.	1,043	48,416
City National Corp.	606	47,704
Brown & Brown, Inc.	1,535	47,217
Corrections Corporation of America	1,485	46,510
Highwoods Properties, Inc.	1,153	44,287
FirstMerit Corp.	2,123	44,222
Home Properties, Inc.	728	43,767
Weingarten Realty Investors	1,443	43,290
First Niagara Financial Group, Inc.	4,550	42,998
Synovus Financial Corp.	12,490	42,341
Hancock Holding Co.	1,055	38,666
StanCorp Financial Group, Inc.	562	37,542
First Horizon National Corp.	3,040	37,514
Associated Banc-Corp.	2,069	37,366
Federated Investors, Inc. — Class B	1,210	36,953
First American Financial Corp.	1,366	36,267
Webster Financial Corp.	1,161	36,061
TCF Financial Corp.	2,122	35,353
Hanover Insurance Group, Inc.	560	34,406
Bank of Hawaii Corp.	567	34,366
Primerica, Inc.	708	33,354
Aspen Insurance Holdings Ltd.	835	33,150
Fulton Financial Corp.	2,455	30,884
Washington Federal, Inc.	1,318	30,709
Corporate Office Properties Trust	1,120	29,837
BancorpSouth, Inc.	1,081	26,982
Valley National Bancorp	2,574	26,795
Kemper Corp.	655	25,656
Cathay General Bancorp	949	23,905
Mack-Cali Realty Corp.	1,141	23,721
Alexander & Baldwin, Inc.	549	23,365
Trustmark Corp.	864	21,902
Janus Capital Group, Inc.	1,939	21,077
Mercury General Corp.	466	21,007
Potlatch Corp.	521	20,157
International Bancshares Corp.	735	18,434
Westamerica Bancorporation	338	18,279
Equity One, Inc.	817	18,252
Greenhill & Company, Inc.	345	17,933
Astoria Financial Corp.	1,079	14,912
Total Financials		4,653,057
INDUSTRIALS - 12.6%
United Rentals, Inc.*	1,199	113,832
B/E Aerospace, Inc.*	1,266	109,877
Wabtec Corp.	1,230	95,325
Towers Watson & Co. — Class A	824	93,978
Fortune Brands Home & Security, Inc.	2,124	89,378
J.B. Hunt Transport Services, Inc.	1,174	84,435
Hubbell, Inc. — Class B	695	83,309
Alaska Air Group, Inc.	882	82,299
Manpowergroup, Inc.	1,021	80,485
IDEX Corp.	1,043	76,024
Lincoln Electric Holdings, Inc.	1,038	74,746
Kirby Corp.*	726	73,507
Acuity Brands, Inc.	553	73,311
Donaldson Company, Inc.	1,716	72,758
Trinity Industries, Inc.	995	71,710
Waste Connections, Inc.	1,591	69,781
Carlisle Companies, Inc.	813	64,503
Huntington Ingalls Industries, Inc.	626	64,015
Oshkosh Corp.	1,081	63,638
Genesee & Wyoming, Inc. — Class A*	653	63,550
Terex Corp.	1,419	62,862
AGCO Corp.	1,119	61,724

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Timken Co.	1,001	$58,839
Graco, Inc.	780	58,297
Alliant Techsystems, Inc.	409	58,139
SPX Corp.	577	56,725
Nordson Corp.	772	54,418
Lennox International, Inc.	578	52,546
MSC Industrial Direct Company, Inc. — Class A	607	52,518
Copart, Inc.*	1,440	52,402
Old Dominion Freight Line, Inc.*	900	51,066
Valmont Industries, Inc.	342	50,903
KBR, Inc.	1,903	50,772
ITT Corp.	1,170	50,029
Exelis, Inc.	2,432	46,232
RR Donnelley & Sons Co.	2,545	45,556
AO Smith Corp.	986	45,376
Kennametal, Inc.	1,007	44,610
Crane Co.	626	44,540
Esterline Technologies Corp.*	410	43,681
URS Corp.	927	43,625
Triumph Group, Inc.	669	43,204
Regal-Beloit Corp.	581	42,245
AECOM Technology Corp.*	1,268	40,792
GATX Corp.	590	40,049
Clean Harbors, Inc.*	706	38,682
CLARCOR, Inc.	643	36,876
Watsco, Inc.	349	34,869
Landstar System, Inc.	585	34,644
Deluxe Corp.	647	33,948
Woodward, Inc.	768	31,895
Corporate Executive Board Co.	427	31,697
Con-way, Inc.	730	29,988
JetBlue Airways Corp.*	2,924	25,410
Rollins, Inc.	826	24,978
Herman Miller, Inc.	761	24,451
Harsco Corp.	1,039	24,344
MSA Safety, Inc.	406	23,142
HNI Corp.	578	21,132
Granite Construction, Inc.	467	18,647
Brink’s Co.	616	17,587
FTI Consulting, Inc.*	519	17,303
General Cable Corp.	633	16,211
Werner Enterprises, Inc.	585	14,923
UTI Worldwide, Inc.	1,169	12,380
Total Industrials		3,364,718
INFORMATION TECHNOLOGY - 12.0%
Trimble Navigation Ltd.*	3,337	129,709
Equinix, Inc.*	635	117,374
ANSYS, Inc.*	1,187	91,422
Skyworks Solutions, Inc.*	2,429	91,137
Cree, Inc.*	1,559	88,177
Avnet, Inc.	1,778	82,731
Gartner, Inc.*	1,180	81,939
NCR Corp.*	2,145	78,400
Arrow Electronics, Inc.*	1,284	76,218
Synopsys, Inc.*	1,978	75,974
3D Systems Corp.*,1	1,232	72,873
Global Payments, Inc.	924	65,705
Jack Henry & Associates, Inc.	1,098	61,223
Concur Technologies, Inc.*	606	60,036
SunEdison, Inc.*	3,154	59,421
Ingram Micro, Inc. — Class A*	1,986	58,706
Cadence Design Systems, Inc.*	3,714	57,716
Broadridge Financial Solutions, Inc.	1,533	56,936
Solera Holdings, Inc.	882	55,866
FactSet Research Systems, Inc.	511	55,091
PTC, Inc.*	1,525	54,031
Informatica Corp.*	1,406	53,119
MICROS Systems, Inc.*	967	51,183
Teradyne, Inc.*	2,490	49,526
Rackspace Hosting, Inc.*	1,489	48,869
VeriFone Systems, Inc.*	1,425	48,194
WEX, Inc.*	500	47,525
Atmel Corp.*	5,464	45,679
Zebra Technologies Corp. — Class A*	650	45,117
AOL, Inc.*	1,024	44,820
JDS Uniphase Corp.*	3,000	42,001
Riverbed Technology, Inc.*	2,055	40,504
TIBCO Software, Inc.*	1,961	39,848
Fortinet, Inc.*	1,759	38,751
CommVault Systems, Inc.*	578	37,541
Lexmark International, Inc. — Class A	791	36,615
National Instruments Corp.	1,264	36,264
SolarWinds, Inc.*	844	35,980
DST Systems, Inc.	376	35,641
CoreLogic, Inc.*	1,173	35,237
Knowles Corp.*	1,092	34,475
Acxiom Corp.*	981	33,742
Leidos Holdings, Inc.	937	33,142
Diebold, Inc.	829	33,069
Advanced Micro Devices, Inc.*,1	7,930	31,799
Ciena Corp.*	1,344	30,563
Tech Data Corp.*	489	29,809
Compuware Corp.	2,801	29,411
ACI Worldwide, Inc.*	490	29,003
Rovi Corp.*	1,265	28,817
RF Micro Devices, Inc.*	3,629	28,597
Convergys Corp.	1,295	28,373
Mentor Graphics Corp.	1,247	27,459
Silicon Laboratories, Inc.*	506	26,439
Vishay Intertechnology, Inc.	1,740	25,891
NeuStar, Inc. — Class A*	786	25,553
International Rectifier Corp.*	910	24,934
Fair Isaac Corp.	447	24,728
Plantronics, Inc.	552	24,536
Polycom, Inc.*	1,759	24,133
Conversant, Inc.*	814	22,914
Semtech Corp.*	880	22,299
Fairchild Semiconductor
International, Inc. — Class A*	1,603	22,105
Integrated Device Technology, Inc.*	1,753	21,439
Intersil Corp. — Class A	1,637	21,150
Science Applications International Corp.	532	19,891
Cypress Semiconductor Corp.	1,820	18,691

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Itron, Inc.*	503	$17,877
ADTRAN, Inc.	728	17,770
InterDigital, Inc.	520	17,217
Advent Software, Inc.	519	15,238
ManTech International Corp. — Class A	305	8,970
Total Information Technology		3,183,133
CONSUMER DISCRETIONARY - 10.2%
Under Armour, Inc. — Class A*	1,033	118,422
Advance Auto Parts, Inc.	935	118,278
Polaris Industries, Inc.	840	117,357
Signet Jewelers Ltd.	1,031	109,143
LKQ Corp.*	3,876	102,133
Hanesbrands, Inc.	1,277	97,665
Jarden Corp.*	1,594	95,369
Foot Locker, Inc.	1,885	88,556
Williams-Sonoma, Inc.	1,127	75,103
Toll Brothers, Inc.*	2,055	73,775
Dick’s Sporting Goods, Inc.	1,313	71,703
NVR, Inc.*	53	60,791
Panera Bread Co. — Class A*	338	59,646
Gentex Corp.	1,867	58,867
Kate Spade & Co.*	1,580	58,602
AMC Networks, Inc. — Class A*	759	55,475
Domino’s Pizza, Inc.	716	55,111
Tupperware Brands Corp.	647	54,193
Service Corporation International	2,725	54,173
Brunswick Corp.	1,190	53,895
Carter’s, Inc.	689	53,501
Brinker International, Inc.	860	45,107
Apollo Education Group, Inc. — Class A*	1,274	43,622
Lamar Advertising Co. — Class A*	843	42,985
Tempur Sealy International, Inc.*	778	39,421
Cabela’s, Inc.*	599	39,240
Cinemark Holdings, Inc.	1,338	38,815
Sotheby’s	890	38,760
Abercrombie & Fitch Co. — Class A	980	37,730
Deckers Outdoor Corp.*	441	35,161
Thor Industries, Inc.	575	35,110
John Wiley & Sons, Inc. — Class A	598	34,469
JC Penney Company, Inc.*,1	3,916	33,756
Bally Technologies, Inc.*	502	33,267
Chico’s FAS, Inc.	2,037	32,653
DeVry Education Group, Inc.	732	31,029
Wendy’s Co.	3,385	30,871
CST Brands, Inc.	968	30,240
Cheesecake Factory, Inc.	609	29,007
Ascena Retail Group, Inc.*	1,656	28,616
Big Lots, Inc.*	754	28,554
Aaron’s, Inc.	925	27,972
New York Times Co. — Class A	1,612	27,597
American Eagle Outfitters, Inc.	2,177	26,646
Office Depot, Inc.*	6,219	25,684
HSN, Inc.	429	25,624
DreamWorks Animation SKG, Inc. — Class A*	921	24,453
ANN, Inc.*	587	24,349
Life Time Fitness, Inc.*	498	23,954
Murphy USA, Inc.*	572	23,217
Meredith Corp.	476	22,101
Guess?, Inc.	763	21,059
KB Home	1,066	18,111
Rent-A-Center, Inc. — Class A	678	18,035
Bob Evans Farms, Inc.	317	15,860
MDC Holdings, Inc.	501	14,168
Matthews International Corp. — Class A	346	14,120
International Speedway Corp. — Class A	357	12,134
Scientific Games Corp. — Class A*	624	8,568
Total Consumer Discretionary		2,713,823
HEALTH CARE - 7.2%
Henry Schein, Inc.*	1,098	131,069
Endo International plc*	1,766	121,236
Universal Health Services, Inc. — Class B	1,155	94,791
Mettler-Toledo International, Inc.*	378	89,087
Salix Pharmaceuticals Ltd.*	816	84,546
Cooper Companies, Inc.	615	84,476
ResMed, Inc.[1]	1,816	81,157
IDEXX Laboratories, Inc.*	663	80,488
MEDNAX, Inc.*	1,298	80,450
Omnicare, Inc.	1,282	76,497
Hologic, Inc.*	3,527	75,831
Covance, Inc.*	723	75,120
Cubist Pharmaceuticals, Inc.*	957	70,004
Community Health Systems, Inc.*	1,454	56,953
Teleflex, Inc.	526	56,408
United Therapeutics Corp.*	597	56,136
Sirona Dental Systems, Inc.*	713	53,240
Align Technology, Inc.*	924	47,854
Mallinckrodt plc*	751	47,621
Allscripts Healthcare Solutions, Inc.*	2,051	36,980
Charles River Laboratories International, Inc.*	612	36,928
VCA Antech, Inc.*	1,130	36,420
Techne Corp.	425	36,282
STERIS Corp.	757	36,147
WellCare Health Plans, Inc.*	558	35,444
Health Net, Inc.*	1,028	34,962
Bio-Rad Laboratories, Inc. — Class A*	258	33,055
LifePoint Hospitals, Inc.*	605	33,003
Hill-Rom Holdings, Inc.	738	28,443
Owens & Minor, Inc.	811	28,409
Thoratec Corp.*	729	26,105
HMS Holdings Corp.*	1,124	21,412
Masimo Corp.*	659	17,997
Total Health Care		1,904,551
MATERIALS - 5.5%
Rock-Tenn Co. — Class A	918	96,912
Ashland, Inc.	932	92,716
Packaging Corporation of America	1,259	88,596
Martin Marietta Materials, Inc.	591	75,855
Valspar Corp.	1,011	72,912
RPM International, Inc.	1,709	71,505

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Reliance Steel & Aluminum Co.	998	$70,519
Albemarle Corp.	1,021	67,815
Eagle Materials, Inc.	642	56,920
AptarGroup, Inc.	840	55,524
NewMarket Corp.	142	55,491
Sonoco Products Co.	1,317	54,023
Royal Gold, Inc.	838	52,476
Steel Dynamics, Inc.	2,865	50,968
Domtar Corp.	418	46,908
Cabot Corp.	767	45,299
Carpenter Technology Corp.	683	45,105
Cytec Industries, Inc.	453	44,217
Sensient Technologies Corp.	641	36,159
Compass Minerals International, Inc.	430	35,484
Scotts Miracle-Gro Co. — Class A	565	34,623
Louisiana-Pacific Corp.*	1,819	30,687
Commercial Metals Co.	1,506	28,433
Minerals Technologies, Inc.	440	28,406
Olin Corp.	1,020	28,162
Silgan Holdings, Inc.	566	28,028
Worthington Industries, Inc.	678	25,934
Greif, Inc. — Class A	392	20,576
Intrepid Potash, Inc.*	712	11,008
Total Materials		1,451,261
ENERGY - 4.5%
Cimarex Energy Co.	1,115	132,808
HollyFrontier Corp.	2,553	121,472
Oceaneering International, Inc.	1,389	99,815
Gulfport Energy Corp.*	1,095	77,942
Energen Corp.	935	75,557
Oil States International, Inc.*	685	67,541
Superior Energy Services, Inc.	2,038	62,689
SM Energy Co.	865	61,666
Dril-Quip, Inc.*	523	58,628
Patterson-UTI Energy, Inc.	1,849	58,576
Dresser-Rand Group, Inc.*	979	57,183
WPX Energy, Inc.*	2,580	46,517
World Fuel Services Corp.	922	40,660
Atwood Oceanics, Inc.*	738	37,188
Unit Corp.*	562	36,744
Rosetta Resources, Inc.*	787	36,658
CARBO Ceramics, Inc.	259	35,739
Tidewater, Inc.	636	30,922
Helix Energy Solutions Group, Inc.*	1,258	28,909
Bill Barrett Corp.*	634	16,230
Alpha Natural Resources, Inc.*	2,842	12,079
Total Energy		1,195,523
UTILITIES - 3.6%
OGE Energy Corp.	2,556	93,958
MDU Resources Group, Inc.	2,437	83,613
Alliant Energy Corp.	1,428	81,125
National Fuel Gas Co.	1,072	75,083
UGI Corp.	1,476	67,320
Atmos Energy Corp.	1,284	60,515
Westar Energy, Inc.	1,657	58,260
Aqua America, Inc.	2,267	56,834
Questar Corp.	2,247	53,434
Great Plains Energy, Inc.	1,972	53,323
Vectren Corp.	1,054	41,517
Cleco Corp.	778	39,351
IDACORP, Inc.	642	35,612
Hawaiian Electric Industries, Inc.	1,307	33,224
Black Hills Corp.	572	32,976
PNM Resources, Inc.	1,027	27,760
WGL Holdings, Inc.	666	26,680
ONE Gas, Inc.*	668	24,001
Total Utilities		944,586
CONSUMER STAPLES - 2.5%
Church & Dwight Company, Inc.	1,762	121,702
Energizer Holdings, Inc.	807	81,297
Ingredion, Inc.	957	65,153
WhiteWave Foods Co. — Class A*	2,224	63,472
Hain Celestial Group, Inc.*	643	58,815
Hillshire Brands Co.	1,573	58,610
Flowers Foods, Inc.	2,252	48,305
United Natural Foods, Inc.*	635	45,034
Post Holdings, Inc.*	482	26,568
Lancaster Colony Corp.	249	24,756
Dean Foods Co.	1,219	18,846
SUPERVALU, Inc.*	2,536	17,346
Universal Corp.	298	16,655
Tootsie Roll Industries, Inc.	267	7,983
Total Consumer Staples		654,542
TELECOMMUNICATION SERVICES - 0.3%
tw telecom, Inc. — Class A*	1,807	56,487
Telephone & Data Systems, Inc.	1,266	33,182
Total Telecommunication Services		89,669
Total Common Stocks
(Cost $13,064,761)		20,154,863

	Face
	Amount

REPURCHASE AGREEMENTS††,2 - 16.5%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$2,387,810	2,387,810
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	1,007,574	1,007,574
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	681,356	681,356
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	317,455	317,455
Total Repurchase Agreements
(Cost $4,394,195)		4,394,195

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
MID-CAP 1.5x STRATEGY FUND

	Face
	Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 0.6%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	$72,382	$72,382
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	64,587	64,587
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05%-0.08%
due 04/01/14	12,176	12,176
Total Securities Lending Collateral
(Cost $149,145)		149,145
Total Investments - 92.9%
(Cost $17,608,101)		$24,698,203
Other Assets & Liabilities, net - 7.1%		1,895,253
Total Net Assets - 100.0%		$26,593,456

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2014 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of Contracts $8,928,400)	65	$54,878

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
April 2014 S&P MidCap 400 Index
Swap, Terminating 04/29/14[4]
(Notional Value $5,958,547)	4,322	$107,750
Barclays Bank plc
April 2014 S&P MidCap 400 Index
Swap, Terminating 04/30/14[4]
(Notional Value $1,540,424)	1,117	22,822
Credit Suisse Capital, LLC
April 2014 S&P MidCap 400 Index
Swap, Terminating 04/28/14[4]
(Notional Value $3,277,723)	2,378	17,725
(Total Notional Value
$10,776,694)		$148,297

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11.
[4]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.
plc — Public Limited Company

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS

AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $146,050 of securities loaned
(cost $13,064,761)	$20,154,863
Repurchase agreements, at value
(cost $4,543,340)	4,543,340
Total investments
(cost $17,608,101)	24,698,203
Segregated cash with broker	1,872,138
Unrealized appreciation on swap agreements	148,297
Receivables:
Fund shares sold	589,588
Variation margin	103,525
Swap settlement	16,346
Dividends	15,944
Securities lending income	320
Interest	3
Total assets	27,444,364
Liabilities:
Payable for:
Fund shares redeemed	638,214
Upon return of securities loaned	149,145
Management fees	19,037
Distribution and service fees	7,871
Transfer agent and administrative fees	5,288
Portfolio accounting fees	2,115
Miscellaneous	29,238
Total liabilities	850,908
Net assets	$26,593,456
Net assets consist of:
Paid in capital	$20,376,955
Accumulated net investment loss	(68,833)
Accumulated net realized loss on investments	(1,007,943)
Net unrealized appreciation on investments	7,293,277
Net assets	$26,593,456
A-Class:
Net assets	$2,631,833
Capital shares outstanding	45,005
Net asset value per share	$58.48
Maximum offering price per share
(Net asset value divided by 95.25%)	$61.40
C-Class:
Net assets	$4,549,063
Capital shares outstanding	86,204
Net asset value per share	$52.77
H-Class:
Net assets	$19,412,560
Capital shares outstanding	331,521
Net asset value per share	$58.56

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends	$483,439
Interest	4,033
Income from securities lending, net	3,309
Total investment income	490,781

Expenses:
Management fees	434,190
Transfer agent and administrative fees	120,608
Distribution and service fees:
A-Class	5,398
C-Class	41,817
H-Class	104,756
Portfolio accounting fees	48,243
Custodian fees	5,450
Trustees’ fees*	4,476
Miscellaneous	74,964
Total expenses	839,902
Net investment loss	(349,121)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,300,530
Swap agreements	1,432,186
Futures contracts	2,781,382
Net realized gain	11,514,098
Net change in unrealized appreciation
(depreciation) on:
Investments	(1,959,340)
Swap agreements	(64,442)
Futures contracts	(624,939)
Net change in unrealized appreciation
(depreciation)	(2,648,721)
Net realized and unrealized gain	8,865,377
Net increase in net assets resulting from operations	$8,516,256

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(349,121)	$(182,679)
Net realized gain on investments	11,514,098	8,380,359
Net change in unrealized appreciation (depreciation) on investments	(2,648,721)	4,856,908
Net increase in net assets resulting from operations	8,516,256	13,054,588

Capital share transactions:
Proceeds from sale of shares
A-Class	5,147,333	6,093,533
C-Class	2,786,279	5,836,319
H-Class	351,619,280	306,913,190
Cost of shares redeemed
A-Class	(5,193,473)	(6,186,951)
C-Class	(4,325,407)	(6,337,463)
H-Class	(396,329,575)	(278,786,299)
Net increase (decrease) from capital share transactions	(46,295,563)	27,532,329
Net increase (decrease) in net assets	(37,779,307)	40,586,917

Net assets:
Beginning of year	64,372,763	23,785,846
End of year	$26,593,456	$64,372,763
Accumulated net investment loss at end of year	$(68,833)	$(151,408)

Capital share activity:
Shares sold
A-Class	98,241	150,735
C-Class	61,396	171,185
H-Class	6,703,452	8,203,357
Shares redeemed
A-Class	(102,024)	(157,070)
C-Class	(99,832)	(191,671)
H-Class	(7,636,463)	(7,406,790)
Net increase (decrease) in shares	(975,230)	769,746

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$45.07	$36.23	$37.14	$26.89	$13.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.16)	(.23)	(.26)	(.16)
Net gain (loss) on investments (realized and unrealized)	13.76	9.00	(.68)	10.51	13.72
Total from investment operations	13.41	8.84	(.91)	10.25	13.56
Net asset value, end of period	$58.48	$45.07	$36.23	$37.14	$26.89

Total Return[b]	29.75%	24.40%	(2.45%)	38.12%	101.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,632	$2,199	$1,997	$1,877	$1,567
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.43%)	(0.68%)	(0.88%)	(0.79%)
Total expenses	1.67%	1.66%	1.66%	1.70%	1.69%
Portfolio turnover rate	563%	447%	141%	211%	219%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$40.97	$33.18	$34.26	$24.98	$12.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.41)	(.43)	(.43)	(.27)
Net gain (loss) on investments (realized and unrealized)	12.44	8.20	(.65)	9.71	12.78
Total from investment operations	11.80	7.79	(1.08)	9.28	12.51
Net asset value, end of period	$52.77	$40.97	$33.18	$34.26	$24.98

Total Return[b]	28.80%	23.48%	(3.15%)	37.15%	100.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,549	$5,107	$4,815	$6,045	$4,069
Ratios to average net assets:
Net investment income (loss)	(1.40%)	(1.23%)	(1.42%)	(1.59%)	(1.43%)
Total expenses	2.42%	2.40%	2.41%	2.44%	2.44%
Portfolio turnover rate	563%	447%	141%	211%	219%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$45.13	$36.27	$37.12	$26.89	$13.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.15)	(.24)	(.28)	(.15)
Net gain (loss) on investments (realized and unrealized)	13.77	9.01	(.61)	10.51	13.71
Total from investment operations	13.43	8.86	(.85)	10.23	13.56
Net asset value, end of period	$58.56	$45.13	$36.27	$37.12	$26.89

Total Return[b]	29.76%	24.43%	(2.29%)	38.04%	101.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,413	$57,067	$16,974	$42,647	$30,825
Ratios to average net assets:
Net investment income (loss)	(0.66%)	(0.41%)	(0.72%)	(0.91%)	(0.73%)
Total expenses	1.68%	1.67%	1.66%	1.70%	1.68%
Portfolio turnover rate	563%	447%	141%	211%	219%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT  |  63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, Inverse Mid-Cap Strategy Fund H-Class returned -20.39%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned 21.24%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Industrials and Financials provided the most performance to the underlying index during the year. No sector detracted, but Telecommunication Services and Utilities contributed least to the performance of the underlying index.

Keurig Green Mountain, Inc., Vertex Pharmaceuticals, Inc. and Under Armour, Inc. Class A contributed most performance to the underlying index for the period. Rackspace Hosting, Inc., Equinix, Inc. and Rayonier, Inc. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

64  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014
	1 Year	5 Year	10 Year
A-Class Shares	-20.36%	-24.47%	-12.24%
A-Class Shares with sales charge†	-24.14%	-25.20%	-12.66%
C-Class Shares	-20.99%	-25.06%	-12.92%
C-Class Shares with CDSC‡	-21.78%	-25.06%	-12.92%
H-Class Shares	-20.39%	-24.50%	-12.25%
S&P MidCap 400 Index	21.24%	24.86%	10.14%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT  |   65

SCHEDULE OF INVESTMENTS	March 31, 2014
INVERSE MID-CAP STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 99.0%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$2,178,554	$2,178,554
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	919,274	919,274
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	621,645	621,645
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	289,634	289,634
Total Repurchase Agreements
(Cost $4,009,107)		4,009,107
Total Investments - 99.0%
(Cost $4,009,107)		$4,009,107
Other Assets & Liabilities, net - 1.0%		39,952
Total Net Assets - 100.0%		$4,049,059

		Unrealized
	Units	Loss

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC
April 2014 S&P MidCap 400 Index
Swap, Terminating 04/28/14[2]
(Notional Value $848,027)	615	$(4,586)
Goldman Sachs International
April 2014 S&P MidCap 400 Index
Swap, Terminating 04/29/14[2]
(Notional Value $586,359)	425	(10,618)
Barclays Bank plc
April 2014 S&P MidCap 400 Index
Swap, Terminating 04/30/14[2]
(Notional Value $2,573,519)	1,867	(38,063)
(Total Notional Value
$4,007,905)		$(53,267)

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.
plc — Public Limited Company

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS

AND LIABILITIES

March 31, 2014

Assets:
Repurchase agreements, at value
(cost $4,009,107)	$4,009,107
Segregated cash with broker	235,875
Receivables:
Fund shares sold	39,559
Interest	3
Total assets	4,284,544
Liabilities:
Unrealized depreciation on swap agreements	53,267
Payable for:
Fund shares redeemed	170,824
Swap settlement	4,123
Management fees	2,786
Distribution and service fees	852
Transfer agent and administrative fees	774
Portfolio accounting fees	310
Miscellaneous	2,549
Total liabilities	235,485
Net assets	$4,049,059
Net assets consist of:
Paid in capital	$20,990,642
Accumulated net investment loss	(15,573)
Accumulated net realized loss on investments	(16,872,743)
Net unrealized depreciation on investments	(53,267)
Net assets	$4,049,059
A-Class:
Net assets	$92,714
Capital shares outstanding	2,608
Net asset value per share	$35.55
Maximum offering price per share
(Net asset value divided by 95.25%)	$37.32
C-Class:
Net assets	$131,111
Capital shares outstanding	3,999
Net asset value per share	$32.78
H-Class:
Net assets	$3,825,234
Capital shares outstanding	107,795
Net asset value per share	$35.49

STATEMENT OF

OPERATIONS

Year Ended March 31, 2014

Investment Income:
Interest	$908
Total investment income	908

Expenses:
Management fees	35,106
Transfer agent and administrative fees	9,752
Distribution and service fees:
A-Class	100
C-Class	1,991
H-Class	9,154
Portfolio accounting fees	3,900
Custodian fees	447
Trustees’ fees*	368
Miscellaneous	5,966
Total expenses	66,784
Net investment loss	(65,876)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(711,420)
Futures contracts	(307,841)
Net realized loss	(1,019,261)
Net change in unrealized appreciation
(depreciation) on:
Swap agreements	(47,768)
Futures contracts	29,490
Net change in unrealized appreciation
(depreciation)	(18,278)
Net realized and unrealized loss	(1,037,539)
Net decrease in net assets resulting from operations	$(1,103,415)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(65,876)	$(62,762)
Net realized loss on investments	(1,019,261)	(835,742)
Net change in unrealized appreciation (depreciation) on investments	(18,278)	(40,001)
Net decrease in net assets resulting from operations	(1,103,415)	(938,505)

Capital share transactions:
Proceeds from sale of shares
A-Class	581,605	25,409
C-Class	465,260	2,334,604
H-Class	36,107,700	37,209,370
Cost of shares redeemed
A-Class	(499,127)	(107,844)
C-Class	(494,432)	(2,099,321)
H-Class	(32,658,493)	(36,588,355)
Net increase from capital share transactions	3,502,513	773,863
Net increase (decrease) in net assets	2,399,098	(164,642)

Net assets:
Beginning of year	1,649,961	1,814,603
End of year	$4,049,059	$1,649,961
Accumulated net investment loss at end of year	$(15,573)	$(11,126)

Capital share activity:*
Shares sold
A-Class	15,265	492
C-Class	11,703	44,783
H-Class	900,020	687,573
Shares redeemed
A-Class	(13,229)	(2,034)
C-Class	(12,899)	(41,950)
H-Class	(823,824)	(684,896)
Net increase in shares	77,036	3,968

*	Capital share activity for the period presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 12 in Notes to Financial Statements.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$44.64	$54.64	$61.14	$82.10	$144.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.84)	(1.02)	(1.17)	(1.56)
Net gain (loss) on investments
(realized and unrealized)	(8.45)	(9.16)	(5.48)	(19.79)	(60.98)
Total from investment operations	(9.09)	(10.00)	(6.50)	(20.96)	(62.54)
Net asset value, end of period	$35.55	$44.64	$54.64	$61.14	$82.10

Total Return[b]	(20.36%)	(18.29%)	(10.65%)	(25.54%)	(43.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93	$26	$115	$268	$733
Ratios to average net assets:
Net investment income (loss)	(1.65%)	(1.52%)	(1.63%)	(1.54%)	(1.56%)
Total expenses	1.67%	1.64%	1.66%	1.69%	1.69%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014 [c]	2013 [c]	2012 [c]	2011 [c]	2010 [c]
Per Share Data
Net asset value, beginning of period	$41.49	$51.18	$57.72	$78.09	$138.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.90)	(1.14)	(1.44)	(1.65)	(2.25)
Net gain (loss) on investments
(realized and unrealized)	(7.81)	(8.55)	(5.10)	(18.72)	(58.38)
Total from investment operations	(8.71)	(9.69)	(6.54)	(20.37)	(60.63)
Net asset value, end of period	$32.78	$41.49	$51.18	$57.72	$78.09

Total Return[b]	(20.99%)	(18.93%)	(11.33%)	(26.09%)	(43.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131	$216	$121	$337	$268
Ratios to average net assets:
Net investment income (loss)	(2.40%)	(2.29%)	(2.39%)	(2.29%)	(2.30%)
Total expenses	2.42%	2.40%	2.42%	2.44%	2.43%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014 [c]	2013 [c]	2012 [c]	2011 [c]	2010 [c]
Per Share Data
Net asset value, beginning of period	$44.59	$54.57	$61.08	$82.06	$144.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.66)	(.81)	(1.05)	(1.20)	(1.65)
Net gain (loss) on investments
(realized and unrealized)	(8.44)	(9.17)	(5.46)	(19.78)	(60.91)
Total from investment operations	(9.10)	(9.98)	(6.51)	(20.98)	(62.56)
Net asset value, end of period	$35.49	$44.59	$54.57	$61.08	$82.06

Total Return[b]	(20.39%)	(18.31%)	(10.66%)	(25.56%)	(43.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,825	$1,409	$1,578	$1,845	$2,891
Ratios to average net assets:
Net investment income (loss)	(1.65%)	(1.53%)	(1.64%)	(1.53%)	(1.55%)
Total expenses	1.67%	1.65%	1.67%	1.69%	1.68%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 12 in Notes to Financial Statements.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund H-Class returned 35.40%, while the Russell 2000 Index returned 24.90% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Information Technology and Health Care. No sector detracted. Telecommunication Services contributed least to performance of the underlying index for the period, followed by the Utilities sector.

SunEdison, Inc., Isis Pharmaceuticals, Inc. and Rite Aid Corp. were the largest contributors to performance of the underlying index for the year. Axiall Corp., Infinity Pharmaceuticals, Inc. and Coeur Mining, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Ten Largest Holdings (% of Total Net Assets)
athenahealth, Inc.	0.3%
Acuity Brands, Inc.	0.3%
Middleby Corp.	0.2%
CoStar Group, Inc.	0.2%
SunEdison, Inc.	0.2%
Isis Pharmaceuticals, Inc.	0.2%
Rite Aid Corp.	0.2%
NorthStar Realty Finance Corp.	0.2%
Kate Spade & Co.	0.2%
FEI Co.	0.2%
Top Ten Total	2.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

72 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
A-Class Shares	35.38%	33.63%	7.83%
A-Class Shares with sales charge†	28.95%	32.35%	7.31%
C-Class Shares	34.38%	32.64%	7.00%
C-Class Shares with CDSC‡	33.38%	32.64%	7.00%
H-Class Shares	35.40%	33.63%	7.81%
Russell 2000 Index	24.90%	24.31%	8.53%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

† Fund returns are calculated using the maximum sales charge of 4.75%.

‡ Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 73.0%

FINANCIALS - 16.9%
NorthStar Realty Finance Corp.	2,653	$42,819
Prosperity Bancshares, Inc.	568	37,573
CNO Financial Group, Inc.	2,075	37,558
FirstMerit Corp.	1,567	32,641
Highwoods Properties, Inc.	833	31,996
RLJ Lodging Trust	1,163	31,098
LaSalle Hotel Properties	989	30,966
Hancock Holding Co.	803	29,430
Stifel Financial Corp.*	587	29,208
Prospect Capital Corp.	2,608	28,165
Portfolio Recovery Associates, Inc.*	478	27,656
First American Financial Corp.	1,009	26,788
Webster Financial Corp.	850	26,401
MGIC Investment Corp.*	3,040	25,902
EPR Properties	484	25,841
Texas Capital Bancshares, Inc.*	394	25,586
Primerica, Inc.	529	24,921
Radian Group, Inc.	1,619	24,334
Financial Engines, Inc.	458	23,256
Sunstone Hotel Investors, Inc.	1,673	22,970
BancorpSouth, Inc.	891	22,239
UMB Financial Corp.	336	21,739
Healthcare Realty Trust, Inc.	894	21,590
DCT Industrial Trust, Inc.	2,722	21,450
Sovran Self Storage, Inc.	292	21,447
CubeSmart	1,247	21,399
DiamondRock Hospitality Co.	1,820	21,385
Geo Group, Inc.	658	21,214
MarketAxess Holdings, Inc.	358	21,201
Invesco Mortgage Capital, Inc.	1,264	20,818
Bank of the Ozarks, Inc.	298	20,282
American Realty Capital Properties, Inc.	1,446	20,274
Susquehanna Bancshares, Inc.	1,739	19,807
Pebblebrook Hotel Trust	585	19,755
First Industrial Realty Trust, Inc.	1,014	19,590
Glacier Bancorp, Inc.	673	19,564
Medical Properties Trust, Inc.	1,519	19,428
Umpqua Holdings Corp.	1,037	19,330
IBERIABANK Corp.	272	19,081
United Bankshares, Inc.	618	18,923
First Financial Bankshares, Inc.	306	18,908
FNB Corp.	1,410	18,894
PrivateBancorp, Inc. — Class A	608	18,550
Cathay General Bancorp	734	18,489
Lexington Realty Trust	1,675	18,274
Cousins Properties, Inc.	1,585	18,180
RLI Corp.	410	18,138
Ryman Hospitality Properties, Inc.	415	17,646
Apollo Investment Corp.	2,111	17,542
Capitol Federal Financial, Inc.	1,390	17,445
Strategic Hotels & Resorts, Inc.*	1,695	17,272
Wintrust Financial Corp.	354	17,226
Chambers Street Properties	2,213	17,195
Alexander & Baldwin, Inc.	404	17,194
EastGroup Properties, Inc.	273	17,174
Evercore Partners, Inc. — Class A	310	17,127
Western Alliance Bancorporation*	684	16,826
Altisource Residential Corp.	516	16,285
Platinum Underwriters Holdings Ltd.	270	16,227
PennyMac Mortgage Investment Trust	675	16,133
MB Financial, Inc.	521	16,130
Trustmark Corp.	636	16,123
National Health Investors, Inc.	263	15,901
Redwood Trust, Inc.	764	15,494
Colony Financial, Inc.	702	15,409
Symetra Financial Corp.	776	15,380
New Residential Investment Corp.	2,374	15,360
Janus Capital Group, Inc.	1,395	15,164
PS Business Parks, Inc.	181	15,135
First Financial Holdings, Inc.	241	15,091
PacWest Bancorp	349	15,010
EverBank Financial Corp.	753	14,857
Washington Real Estate Investment Trust	621	14,829
American Equity Investment Life Holding Co.	621	14,668
Sun Communities, Inc.	325	14,654
Potlatch Corp.	378	14,625
Home BancShares, Inc.	423	14,560
Community Bank System, Inc.	372	14,515
ARMOUR Residential REIT, Inc.	3,509	14,457
Home Loan Servicing Solutions Ltd.	669	14,450
Old National Bancorp	953	14,209
PHH Corp.*	545	14,083
Hilltop Holdings, Inc.*	590	14,036
Acadia Realty Trust	530	13,982
DuPont Fabros Technology, Inc.	570	13,720
Westamerica Bancorporation	253	13,682
CVB Financial Corp.	854	13,579
Columbia Banking System, Inc.	476	13,576
Glimcher Realty Trust	1,348	13,520
Kennedy-Wilson Holdings, Inc.	599	13,483
First Cash Financial Services, Inc.*	267	13,473
CYS Investments, Inc.	1,624	13,414
Greenhill & Company, Inc.	254	13,203
Government Properties Income Trust	523	13,180
Investors Bancorp, Inc.	471	13,018
Northwest Bancshares, Inc.	884	12,906
Ambac Financial Group, Inc.*	414	12,846
Enstar Group Ltd.*	94	12,813
Equity One, Inc.	573	12,801
BBCN Bancorp, Inc.	742	12,718
Montpelier Re Holdings Ltd.	422	12,559
Selective Insurance Group, Inc.	531	12,383
LTC Properties, Inc.	329	12,380
WisdomTree Investments, Inc.*	939	12,320
International Bancshares Corp.	491	12,314
Fifth Street Finance Corp.	1,282	12,128
Pinnacle Financial Partners, Inc.	323	12,109
Main Street Capital Corp.	365	11,994
Chesapeake Lodging Trust	464	11,939
First Midwest Bancorp, Inc.	692	11,819
Virtus Investment Partners, Inc.*	68	11,776

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

iStar Financial, Inc.*	793	$11,705
Argo Group International Holdings Ltd.	253	11,613
Astoria Financial Corp.	835	11,540
National Penn Bancshares, Inc.	1,098	11,474
Capstead Mortgage Corp.	905	11,457
Pennsylvania Real Estate Investment Trust	634	11,444
Empire State Realty Trust, Inc. — Class A	755	11,408
Hersha Hospitality Trust — Class A	1,904	11,100
Horace Mann Educators Corp.	381	11,049
ViewPoint Financial Group, Inc.	381	10,992
AmTrust Financial Services, Inc.	290	10,907
Encore Capital Group, Inc.*	235	10,740
Sterling Financial Corp.	322	10,732
Franklin Street Properties Corp.	847	10,672
American Assets Trust, Inc.	315	10,628
Hudson Pacific Properties, Inc.	460	10,612
FelCor Lodging Trust, Inc.	1,167	10,550
Education Realty Trust, Inc.	1,065	10,512
Walter Investment Management Corp.*	349	10,411
Union First Market Bankshares Corp.	408	10,371
Cash America International, Inc.	266	10,300
NBT Bancorp, Inc.	421	10,298
Provident Financial Services, Inc.	553	10,159
Alexander’s, Inc.	28	10,108
HFF, Inc. — Class A	300	10,083
Ramco-Gershenson Properties Trust	611	9,959
Boston Private Financial Holdings, Inc.	736	9,958
Credit Acceptance Corp.*	70	9,951
Retail Opportunity Investments Corp.	666	9,950
BofI Holding, Inc.*	116	9,947
Parkway Properties, Inc.	545	9,946
Sterling Bancorp	781	9,887
First Financial Bancorp	540	9,709
Sabra Health Care REIT, Inc.	346	9,650
American Capital Mortgage Investment Corp.	511	9,591
Solar Capital Ltd.	433	9,431
STAG Industrial, Inc.	388	9,351
Associated Estates Realty Corp.	536	9,080
Nelnet, Inc. — Class A	222	9,080
Independent Bank Corp.	230	9,055
Chemical Financial Corp.	279	9,054
eHealth, Inc.*	177	8,991
Greenlight Capital Re Ltd. — Class A*	269	8,823
National Bank Holdings Corp. — Class A	434	8,710
Renasant Corp.	297	8,628
Investors Real Estate Trust	958	8,603
Inland Real Estate Corp.	800	8,440
First Commonwealth Financial Corp.	917	8,290
WesBanco, Inc.	260	8,276
Park National Corp.	107	8,227
Hercules Technology Growth Capital, Inc.	573	8,062
Eagle Bancorp, Inc.*	223	8,050
KCG Holdings, Inc. — Class A*	667	7,957
United Community Banks, Inc.*	405	7,861
Infinity Property & Casualty Corp.	116	7,845
BGC Partners, Inc. — Class A	1,191	7,789
Banner Corp.	186	7,665
Banco Latinoamericano de Comercio
Exterior S.A. — Class E	289	7,632
OFG Bancorp	435	7,478
AMERISAFE, Inc.	168	7,377
Stewart Information Services Corp.	209	7,342
ICG Group, Inc.*	357	7,290
First Merchants Corp.	335	7,249
Kite Realty Group Trust	1,194	7,164
First Potomac Realty Trust	553	7,145
Cohen & Steers, Inc.	179	7,133
Piper Jaffray Cos.*	154	7,053
Northfield Bancorp, Inc.	547	7,034
PennantPark Investment Corp.	629	6,950
Investment Technology Group, Inc.*	344	6,949
Wilshire Bancorp, Inc.	624	6,926
Hanmi Financial Corp.	296	6,897
Summit Hotel Properties, Inc.	740	6,867
City Holding Co.	152	6,819
Lakeland Financial Corp.	169	6,797
Triangle Capital Corp.	262	6,783
Anworth Mortgage Asset Corp.	1,366	6,775
Oritani Financial Corp.	419	6,624
Resource Capital Corp.	1,181	6,578
Select Income REIT	217	6,569
Ashford Hospitality Trust, Inc.	581	6,548
S&T Bancorp, Inc.	272	6,446
Berkshire Hills Bancorp, Inc.	247	6,392
BlackRock Kelso Capital Corp.	696	6,382
Tompkins Financial Corp.	130	6,365
Safety Insurance Group, Inc.	118	6,354
RAIT Financial Trust	742	6,300
Golub Capital BDC, Inc.	350	6,244
TrustCo Bank Corp. NY	881	6,202
Brookline Bancorp, Inc.	657	6,189
Navigators Group, Inc.*	100	6,139
United Fire Group, Inc.	200	6,070
Flushing Financial Corp.	288	6,068
New Mountain Finance Corp.	416	6,053
CoreSite Realty Corp.	193	5,983
Bancorp, Inc.*	316	5,944
Sandy Spring Bancorp, Inc.	235	5,870
National Western Life
Insurance Co. — Class A	24	5,868
Forestar Group, Inc.*	328	5,838
Apollo Commercial Real Estate
Finance, Inc.	351	5,837
Excel Trust, Inc.	459	5,820
World Acceptance Corp.*	77	5,781
Employers Holdings, Inc.	285	5,766
Capital Bank Financial Corp. — Class A*	229	5,750
Maiden Holdings Ltd.	456	5,691
PICO Holdings, Inc.*	218	5,666
Simmons First National Corp. — Class A	152	5,665
Springleaf Holdings, Inc.*	222	5,583
Ameris Bancorp*	236	5,499
TCP Capital Corp.	329	5,445
New York Mortgage Trust, Inc.	692	5,384

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Campus Crest Communities, Inc.	616	$5,347
Southside Bancshares, Inc.	168	5,272
State Bank Financial Corp.	298	5,272
Universal Health Realty Income Trust	124	5,238
Community Trust Bancorp, Inc.	126	5,226
Cardinal Financial Corp.	293	5,224
GAMCO Investors, Inc. — Class A	67	5,203
EZCORP, Inc. — Class A*	481	5,190
Washington Trust Bancorp, Inc.	138	5,171
Westwood Holdings Group, Inc.	82	5,141
FXCM, Inc. — Class A	345	5,096
Dime Community Bancshares, Inc.	295	5,009
Medley Capital Corp.	368	5,008
Chatham Lodging Trust	244	4,934
WSFS Financial Corp.	69	4,929
TICC Capital Corp.	503	4,919
Apollo Residential Mortgage, Inc.	303	4,918
Western Asset Mortgage Capital Corp.	309	4,833
Green Dot Corp. — Class A*	247	4,824
First Interstate Bancsystem, Inc. — Class A	170	4,797
Urstadt Biddle Properties, Inc. — Class A	232	4,793
Capital Southwest Corp.	137	4,757
AG Mortgage Investment Trust, Inc.	270	4,728
Getty Realty Corp.	247	4,666
Essent Group Ltd.*	206	4,627
1st Source Corp.	144	4,621
THL Credit, Inc.	331	4,568
Dynex Capital, Inc.	509	4,556
Terreno Realty Corp.	239	4,519
Customers Bancorp, Inc.*	207	4,320
Safeguard Scientifics, Inc.*	193	4,281
Flagstar Bancorp, Inc.*	191	4,244
Central Pacific Financial Corp.	209	4,222
Tejon Ranch Co.*	124	4,195
Arlington Asset Investment Corp. — Class A	158	4,184
Cedar Realty Trust, Inc.	680	4,155
Rouse Properties, Inc.	239	4,120
SY Bancorp, Inc.	129	4,082
Trico Bancshares	156	4,045
Agree Realty Corp.	132	4,014
Monmouth Real Estate Investment
Corp. — Class A	419	3,997
Cowen Group, Inc. — Class A*	905	3,991
Beneficial Mutual Bancorp, Inc.*	300	3,957
Diamond Hill Investment Group, Inc.	30	3,943
FBL Financial Group, Inc. — Class A	91	3,942
First Busey Corp.	678	3,932
CoBiz Financial, Inc.	339	3,905
Bryn Mawr Bank Corp.	135	3,879
Taylor Capital Group, Inc.*	162	3,875
Lakeland Bancorp, Inc.	343	3,859
Third Point Reinsurance Ltd.*	243	3,852
BancFirst Corp.	68	3,851
CyrusOne, Inc.	180	3,749
Saul Centers, Inc.	79	3,741
First BanCorp*	685	3,726
TowneBank	240	3,722
Heartland Financial USA, Inc.	136	3,671
Enterprise Financial Services Corp.	180	3,613
German American Bancorp, Inc.	121	3,496
Federal Agricultural Mortgage
Corp. — Class C	105	3,491
First Financial Corp.	103	3,469
Rockville Financial, Inc.	255	3,465
Winthrop Realty Trust	299	3,465
First Bancorp	181	3,439
OneBeacon Insurance Group Ltd. — Class A	222	3,432
NewStar Financial, Inc.*	247	3,423
HCI Group, Inc.	94	3,422
MainSource Financial Group, Inc.	199	3,403
First of Long Island Corp.	83	3,371
DFC Global Corp.*	375	3,311
Univest Corporation of Pennsylvania	160	3,283
Camden National Corp.	79	3,255
United Financial Bancorp, Inc.	175	3,218
QTS Realty Trust, Inc. — Class A	128	3,212
Centerstate Banks, Inc.	288	3,145
HomeTrust Bancshares, Inc.*	198	3,124
Hudson Valley Holding Corp.	164	3,124
Preferred Bank/Los Angeles CA*	120	3,115
BNC Bancorp	179	3,102
AmREIT, Inc. — Class B	187	3,099
Southwest Bancorp, Inc.	175	3,091
State Auto Financial Corp.	145	3,090
Universal Insurance Holdings, Inc.	237	3,010
Financial Institutions, Inc.	129	2,970
Whitestone REIT — Class B	202	2,917
Citizens, Inc.*	394	2,916
RE/MAX Holdings, Inc. — Class A*	101	2,912
Pacific Premier Bancorp, Inc.*	180	2,905
MVC Capital, Inc.	213	2,886
Ladenburg Thalmann Financial Services, Inc.*	955	2,884
Great Southern Bancorp, Inc.	96	2,883
Arrow Financial Corp.	109	2,882
Gramercy Property Trust, Inc.	558	2,879
Park Sterling Corp.	429	2,853
Yadkin Financial Corp.*	132	2,826
Bank Mutual Corp.	443	2,809
Meadowbrook Insurance Group, Inc.	479	2,793
Suffolk Bancorp*	124	2,765
Washington Banking Co.	154	2,738
Crawford & Co. — Class B	250	2,728
Metro Bancorp, Inc.*	128	2,706
National Bankshares, Inc.	74	2,702
Peoples Bancorp, Inc.	108	2,671
Bridge Bancorp, Inc.	99	2,644
Phoenix Companies, Inc.*	51	2,639
Oppenheimer Holdings, Inc. — Class A	94	2,637
Citizens & Northern Corp.	133	2,621
Physicians Realty Trust	188	2,617
Medallion Financial Corp.	198	2,616
Meta Financial Group, Inc.	58	2,601
One Liberty Properties, Inc.	122	2,601
First Community Bancshares, Inc.	158	2,585

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Heritage Financial Corp.	152	$2,572
Ares Commercial Real Estate Corp.	191	2,561
Ashford Hospitality Prime, Inc.	169	2,555
Aviv REIT, Inc.	104	2,543
Baldwin & Lyons, Inc. — Class B	96	2,524
HomeStreet, Inc.	129	2,522
Gladstone Commercial Corp.	145	2,514
MCG Capital Corp.	659	2,498
Walker & Dunlop, Inc.*	152	2,485
CNB Financial Corp.	140	2,475
First Defiance Financial Corp.	91	2,468
Independent Bank Group, Inc.	42	2,468
First Connecticut Bancorp, Inc.	157	2,459
Rexford Industrial Realty, Inc.	172	2,439
Fidus Investment Corp.	126	2,433
International. FCStone, Inc.*	127	2,389
OmniAmerican Bancorp, Inc.	104	2,370
GFI Group, Inc.	660	2,343
Consolidated-Tomoka Land Co.	58	2,336
Manning & Napier, Inc. — Class A	139	2,331
Pacific Continental Corp.	169	2,325
Center Bancorp, Inc.	122	2,318
Silver Bay Realty Trust Corp.	149	2,312
Calamos Asset Management, Inc. — Class A	178	2,302
FBR & Co.*	89	2,299
American Residential Properties, Inc.*	127	2,283
Charter Financial Corp.	211	2,281
Home Federal Bancorp, Inc.	146	2,272
Territorial Bancorp, Inc.	105	2,268
OceanFirst Financial Corp.	128	2,264
KCAP Financial, Inc.	257	2,226
Global Indemnity plc — Class A*	84	2,213
Bank of Marin Bancorp	49	2,206
Penns Woods Bancorp, Inc.	44	2,146
Guaranty Bancorp	150	2,138
JAVELIN Mortgage Investment Corp.	159	2,132
1st United Bancorp, Inc.	275	2,107
Meridian Interstate Bancorp, Inc.*	82	2,097
Gladstone Investment Corp.	251	2,076
West Bancorporation, Inc.	136	2,066
Republic Bancorp, Inc. — Class A	91	2,057
Peapack Gladstone Financial Corp.	93	2,046
BankFinancial Corp.	205	2,046
SWS Group, Inc.*	272	2,035
Bridge Capital Holdings*	85	2,020
Franklin Financial Corp.*	103	2,015
Kearny Financial Corp.*	136	2,010
Fidelity Southern Corp.	140	1,956
Gladstone Capital Corp.	194	1,956
JGWPT Holdings, Inc. — Class A*	107	1,954
Kansas City Life Insurance Co.	40	1,928
Tree.com, Inc.*	62	1,924
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	134	1,923
Fox Chase Bancorp, Inc.	114	1,921
Bank of Kentucky Financial Corp.	51	1,915
Armada Hoffler Properties, Inc.	189	1,898
Ames National Corp.	86	1,895
Seacoast Banking Corporation of Florida*	171	1,881
PennyMac Financial Services,
Inc. — Class A*	113	1,880
Horizon Bancorp	84	1,872
United Community Financial Corp.*	475	1,862
PennantPark Floating Rate Capital Ltd.	134	1,852
Sierra Bancorp	116	1,847
MidWestOne Financial Group, Inc.	73	1,843
Solar Senior Capital Ltd.	107	1,831
GSV Capital Corp.*	180	1,825
CU Bancorp*	98	1,803
Banc of California, Inc.	146	1,791
First Bancorp, Inc.	106	1,728
Northrim BanCorp, Inc.	66	1,696
American National Bankshares, Inc.	72	1,693
Firsthand Technology Value Fund, Inc.	79	1,687
Marlin Business Services Corp.	81	1,686
NewBridge Bancorp*	235	1,678
ESB Financial Corp.	128	1,673
Stellus Capital Investment Corp.	116	1,668
Enterprise Bancorp, Inc.	82	1,668
National Interstate Corp.	61	1,635
Heritage Commerce Corp.	201	1,620
Farmers Capital Bank Corp.*	72	1,617
AV Homes, Inc.*	89	1,610
Mercantile Bank Corp.	78	1,608
Capital City Bank Group, Inc.	120	1,594
Bar Harbor Bankshares	41	1,572
Heritage Oaks Bancorp*	191	1,543
UMH Properties, Inc.	155	1,516
Nicholas Financial, Inc.	96	1,510
Merchants Bancshares, Inc.	46	1,500
EMC Insurance Group, Inc.	42	1,492
First Financial Northwest, Inc.	143	1,451
BBX Capital Corp. — Class A*	74	1,439
Tower Group International Ltd.	529	1,428
Provident Financial Holdings, Inc.	90	1,388
NGP Capital Resources Co.	199	1,345
First NBC Bank Holding Co.*	37	1,290
Sun Bancorp, Inc.*	382	1,284
First Security Group, Inc.*	605	1,258
Intervest Bancshares Corp. — Class A*	167	1,244
Pzena Investment Management,
Inc. — Class A	105	1,236
Westfield Financial, Inc.	165	1,229
LCNB Corp.	71	1,228
Century Bancorp, Inc. — Class A	36	1,228
MidSouth Bancorp, Inc.	72	1,212
Home Bancorp, Inc.*	57	1,196
Ellington Residential Mortgage REIT	70	1,184
Macatawa Bank Corp.	235	1,184
Hallmark Financial Services, Inc.*	142	1,180
Regional Management Corp.*	47	1,159
Silvercrest Asset Management Group,
Inc. — Class A	63	1,152
Horizon Technology Finance Corp.	92	1,151

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Marcus & Millichap, Inc.*	64	$1,142
Consumer Portfolio Services, Inc.*	166	1,135
C&F Financial Corp.	34	1,127
Gain Capital Holdings, Inc.	103	1,113
CommunityOne Bancorp*	96	1,077
Stonegate Mortgage Corp.*	72	1,070
Investors Title Co.	14	1,063
JMP Group, Inc.	149	1,059
Access National Corp.	65	1,054
Donegal Group, Inc. — Class A	72	1,050
Blue Capital Reinsurance Holdings Ltd.*	60	1,043
Clifton Bancorp, Inc.	87	1,020
ESSA Bancorp, Inc.	93	1,011
NASB Financial, Inc.	40	1,008
ZAIS Financial Corp.	59	983
Middleburg Financial Corp.	55	969
Independence Holding Co.	71	953
WhiteHorse Finance, Inc.	66	929
Resource America, Inc. — Class A	108	926
Tristate Capital Holdings, Inc.*	65	924
Imperial Holdings, Inc.*	159	914
VantageSouth Bancshares, Inc.*	126	886
Waterstone Financial, Inc.*	82	852
Chemung Financial Corp.	30	814
Capitala Finance Corp.	41	790
Garrison Capital, Inc.	52	735
ConnectOne Bancorp, Inc.*	14	685
Hingham Institution for Savings	8	628
CIFC Corp.	75	611
Palmetto Bancshares, Inc.*	42	592
RCS Capital Corp. — Class A	14	545
Doral Financial Corp.*	62	538
First Marblehead Corp.*	85	513
Hampton Roads Bankshares, Inc.*	310	493
Health Insurance Innovations,
Inc. — Class A*	44	455
California First National Bancorp	26	399
Fortegra Financial Corp.*	56	394
Cascade Bancorp*	69	386
First Federal Bancshares of Arkansas, Inc.*	22	202
Total Financials		3,614,023
INFORMATION TECHNOLOGY - 13.0%
CoStar Group, Inc.*	262	48,926
SunEdison, Inc.*	2,499	47,082
FEI Co.	393	40,487
PTC, Inc.*	1,129	39,999
Aspen Technology, Inc.*	892	37,785
Ultimate Software Group, Inc.*	263	36,031
WEX, Inc.*	376	35,738
ARRIS Group, Inc.*	1,094	30,828
MAXIMUS, Inc.	640	28,711
CommVault Systems, Inc.*	434	28,187
Belden, Inc.	401	27,909
Cognex Corp.*	814	27,562
ViaSat, Inc.*	382	26,373
Anixter International, Inc.	254	25,787
Manhattan Associates, Inc.*	718	25,152
Tyler Technologies, Inc.*	295	24,686
Acxiom Corp.*	686	23,595
Finisar Corp.*	877	23,249
Yelp, Inc. — Class A*	300	23,080
Verint Systems, Inc.*	487	22,855
ACI Worldwide, Inc.*	381	22,551
Guidewire Software, Inc.*	456	22,367
Microsemi Corp.*	877	21,950
Ciena Corp.*	961	21,853
SS&C Technologies Holdings, Inc.*	544	21,771
Convergys Corp.	990	21,690
j2 Global, Inc.	427	21,372
Cavium, Inc.*	488	21,339
Qlik Technologies, Inc.*	801	21,299
GT Advanced Technologies, Inc.*,1	1,230	20,972
RF Micro Devices, Inc.*	2,631	20,732
TriQuint Semiconductor, Inc.*	1,536	20,567
Aruba Networks, Inc.*	1,067	20,006
Littelfuse, Inc.	213	19,946
Zillow, Inc. — Class A*	226	19,911
Hittite Microwave Corp.	311	19,605
Euronet Worldwide, Inc.*	471	19,589
Dealertrack Technologies, Inc.*	396	19,479
Mentor Graphics Corp.	883	19,444
Electronics for Imaging, Inc.*	444	19,230
Fair Isaac Corp.	338	18,698
Conversant, Inc.*	648	18,241
Plantronics, Inc.	410	18,225
Cornerstone OnDemand, Inc.*	378	18,095
Power Integrations, Inc.	274	18,024
Synaptics, Inc.*	299	17,946
International Rectifier Corp.*	645	17,673
Sapient Corp.*	1,019	17,384
OpenTable, Inc.*	224	17,232
Take-Two Interactive Software, Inc.*	757	16,600
CACI International, Inc. — Class A*	222	16,384
Cardtronics, Inc.*	417	16,200
Semtech Corp.*	639	16,192
Entegris, Inc.*	1,300	15,743
TiVo, Inc.*	1,189	15,730
Veeco Instruments, Inc.*	365	15,304
Intersil Corp. — Class A	1,180	15,246
SYNNEX Corp.*	250	15,153
Integrated Device Technology, Inc.*	1,233	15,080
Coherent, Inc.*	229	14,965
MKS Instruments, Inc.	497	14,855
Vistaprint N.V.*	301	14,815
PMC-Sierra, Inc.*	1,915	14,573
Cray, Inc.*	379	14,144
Cypress Semiconductor Corp.	1,374	14,111
Monolithic Power Systems, Inc.*	363	14,074
Heartland Payment Systems, Inc.	330	13,679
Sanmina Corp.*	768	13,401
ADTRAN, Inc.	549	13,401
Web.com Group, Inc.*	393	13,374
Itron, Inc.*	376	13,363
Plexus Corp.*	333	13,343

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Blackbaud, Inc.	426	$13,334
Syntel, Inc.*	148	13,305
NetScout Systems, Inc.*	348	13,078
InterDigital, Inc.	393	13,012
SunPower Corp. — Class A*	401	12,936
InvenSense, Inc. — Class A*	538	12,734
Unisys Corp.*	413	12,580
Bottomline Technologies de, Inc.*	350	12,303
NETGEAR, Inc.*	357	12,042
NIC, Inc.	617	11,914
Universal Display Corp.*	372	11,871
Cirrus Logic, Inc.*	594	11,803
Tessera Technologies, Inc.	497	11,744
WebMD Health Corp. — Class A*	282	11,675
Benchmark Electronics, Inc.*	503	11,393
Rambus, Inc.*	1,043	11,212
comScore, Inc.*	341	11,181
ScanSource, Inc.*	274	11,171
OSI Systems, Inc.*	186	11,134
Monotype Imaging Holdings, Inc.	369	11,122
Demandware, Inc.*	171	10,954
Interactive Intelligence Group, Inc.*	151	10,948
Imperva, Inc.*	195	10,862
Methode Electronics, Inc.	347	10,639
QLogic Corp.*	833	10,621
Insight Enterprises, Inc.*	420	10,546
iGATE Corp.*	334	10,534
Progress Software Corp.*	482	10,508
MTS Systems Corp.	150	10,274
ATMI, Inc.*	302	10,271
Rogers Corp.*	163	10,174
LogMeIn, Inc.*	224	10,055
Infinera Corp.*	1,092	9,915
Measurement Specialties, Inc.*	145	9,838
MicroStrategy, Inc. — Class A*	85	9,808
Cabot Microelectronics Corp.*	219	9,636
Infoblox, Inc.*	480	9,629
ExlService Holdings, Inc.*	303	9,366
CalAmp Corp.*	333	9,281
OmniVision Technologies, Inc.*	512	9,062
Advanced Energy Industries, Inc.*	369	9,041
SPS Commerce, Inc.*	147	9,033
Synchronoss Technologies, Inc.*	263	9,018
Advent Software, Inc.	305	8,955
Trulia, Inc.*	269	8,931
Envestnet, Inc.*	218	8,759
Diodes, Inc.*	333	8,698
CSG Systems International, Inc.	329	8,567
Lattice Semiconductor Corp.*	1,086	8,514
FARO Technologies, Inc.*	158	8,374
Proofpoint, Inc.*	222	8,232
Newport Corp.*	384	7,941
Fusion-io, Inc.*	746	7,848
RealPage, Inc.*,1	428	7,772
Ultratech, Inc.*	265	7,735
Badger Meter, Inc.	140	7,714
Blucora, Inc.*	390	7,679
Spansion, Inc. — Class A*	437	7,613
Monster Worldwide, Inc.*	1,016	7,600
Sykes Enterprises, Inc.*	378	7,511
Bankrate, Inc.*	437	7,403
II-VI, Inc.*	476	7,345
Comverse, Inc.*	210	7,262
Constant Contact, Inc.*	295	7,216
Virtusa Corp.*	207	6,937
Ellie Mae, Inc.*	240	6,922
EPAM Systems, Inc.*	210	6,909
Brooks Automation, Inc.	631	6,897
BroadSoft, Inc.*	256	6,843
EVERTEC, Inc.	277	6,842
Sonus Networks, Inc.*	2,024	6,821
PROS Holdings, Inc.*	216	6,806
CTS Corp.	325	6,786
Harmonic, Inc.*	950	6,783
Applied Micro Circuits Corp.*	675	6,683
Ixia*	534	6,675
Accelrys, Inc.*	524	6,529
ManTech International Corp. — Class A	220	6,470
Rofin-Sinar Technologies, Inc.*	270	6,469
LivePerson, Inc.*	518	6,252
Liquidity Services, Inc.*	239	6,226
SciQuest, Inc.*	222	5,997
Park Electrochemical Corp.	196	5,855
Fabrinet*	280	5,816
Digital River, Inc.*	331	5,769
Emulex Corp.*	775	5,727
Perficient, Inc.*	311	5,635
Tangoe, Inc.*	297	5,521
VirnetX Holding Corp.*	385	5,459
FleetMatics Group plc*	163	5,452
Pegasystems, Inc.	154	5,439
Cass Information Systems, Inc.	105	5,414
Shutterstock, Inc.*	72	5,228
Comtech Telecommunications Corp.	164	5,225
Super Micro Computer, Inc.*	299	5,194
Checkpoint Systems, Inc.*	386	5,180
Ruckus Wireless, Inc.*	425	5,168
Extreme Networks, Inc.*	874	5,069
Ebix, Inc.	294	5,019
Ubiquiti Networks, Inc.*	110	5,002
Forrester Research, Inc.	139	4,983
ServiceSource International, Inc.*	587	4,954
Angie’s List, Inc.*	403	4,909
Silicon Image, Inc.*	709	4,892
Photronics, Inc.*	570	4,862
Micrel, Inc.	434	4,809
Daktronics, Inc.	333	4,792
Ambarella, Inc.*	179	4,781
TeleTech Holdings, Inc.*	191	4,681
AVG Technologies N.V.*	223	4,674
ShoreTel, Inc.*	538	4,627
Callidus Software, Inc.*	369	4,620
Amkor Technology, Inc.*	655	4,493
Stamps.com, Inc.*	133	4,463

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

PDF Solutions, Inc.*	238	$4,324
Global Cash Access Holdings, Inc.*	623	4,274
Integrated Silicon Solution, Inc.*	274	4,261
RealD, Inc.*	380	4,245
Exar Corp.*	355	4,242
Move, Inc.*	366	4,231
TTM Technologies, Inc.*	497	4,200
Global Eagle Entertainment, Inc.*	261	4,119
Mercury Systems, Inc.*	305	4,029
Black Box Corp.	165	4,016
Parkervision, Inc.*	835	4,008
Epiq Systems, Inc.	294	4,007
Silicon Graphics International Corp.*	320	3,930
Inphi Corp.*	243	3,910
LTX-Credence Corp.*	438	3,903
Nanometrics, Inc.*	216	3,882
Maxwell Technologies, Inc.*	291	3,760
Ceva, Inc.*	214	3,758
Lionbridge Technologies, Inc.*	556	3,731
Intralinks Holdings, Inc.*	357	3,652
GSI Group, Inc.*	274	3,578
Qualys, Inc.*	140	3,560
Internap Network Services Corp.*	502	3,554
MoneyGram International, Inc.*	201	3,548
EarthLink Holdings Corp.	966	3,487
Rudolph Technologies, Inc.*	305	3,480
E2open, Inc.*	147	3,465
Entropic Communications, Inc.*	844	3,452
Supertex, Inc.*	103	3,397
DTS, Inc.*	170	3,359
Bazaarvoice, Inc.*	458	3,343
FormFactor, Inc.*	513	3,278
Seachange International, Inc.*	310	3,236
CIBER, Inc.*	699	3,201
Electro Rent Corp.	182	3,201
Oplink Communications, Inc.*	178	3,197
Calix, Inc.*	367	3,094
Jive Software, Inc.*	371	2,972
Glu Mobile, Inc.*	612	2,901
Ultra Clean Holdings, Inc.*	219	2,880
Immersion Corp.*	264	2,785
Dice Holdings, Inc.*	369	2,753
Brightcove, Inc.*	275	2,703
Gigamon, Inc.*	87	2,644
PLX Technology, Inc.*	437	2,644
Actuate Corp.*	438	2,637
Digi International, Inc.*	259	2,629
IXYS Corp.	226	2,565
Cohu, Inc.	237	2,545
Endurance International
Group Holdings, Inc.*	195	2,537
Blackhawk Network Holdings, Inc.*	104	2,537
Mesa Laboratories, Inc.	28	2,527
Datalink Corp.*	180	2,507
Computer Task Group, Inc.	146	2,481
XO Group, Inc.*	243	2,464
ChannelAdvisor Corp.*	65	2,453
KEMET Corp.*	422	2,452
Quantum Corp.*	1,991	2,429
Zix Corp.*	586	2,426
Zygo Corp.*	158	2,400
Kopin Corp.*	634	2,397
NVE Corp.*	42	2,396
Marketo, Inc.*	72	2,352
Vocus, Inc.*	176	2,346
American Software, Inc. — Class A	226	2,298
Bel Fuse, Inc. — Class B	103	2,256
Millennial Media, Inc.*	324	2,242
Electro Scientific Industries, Inc.	223	2,197
Rubicon Technology, Inc.*	194	2,190
Marchex, Inc. — Class B	207	2,176
Vringo, Inc.*	626	2,172
Axcelis Technologies, Inc.*	1,010	2,172
Cvent, Inc.*	60	2,169
Higher One Holdings, Inc.*	298	2,155
MaxLinear, Inc. — Class A*	227	2,152
Tessco Technologies, Inc.	57	2,130
Vishay Precision Group, Inc.*	121	2,103
Gogo, Inc.*	102	2,095
PC Connection, Inc.	101	2,052
Procera Networks, Inc.*	197	2,047
VASCO Data Security International, Inc.*	271	2,043
M/A-COM Technology Solutions
Holdings, Inc.*	99	2,034
KVH Industries, Inc.*	154	2,027
MoSys, Inc.*	439	1,993
Unwired Planet, Inc.*	917	1,990
Benefitfocus, Inc.*	42	1,973
Rocket Fuel, Inc.*	45	1,930
Digimarc Corp.	61	1,915
QuinStreet, Inc.*	288	1,912
Imation Corp.*	330	1,904
Agilysys, Inc.*	142	1,903
ePlus, Inc.*	34	1,896
PRGX Global, Inc.*	270	1,871
Guidance Software, Inc.*	158	1,747
Pericom Semiconductor Corp.*	220	1,723
Demand Media, Inc.*	352	1,707
Xoom Corp.*	87	1,698
RealNetworks, Inc.*	220	1,668
Wix.com Ltd.*	72	1,654
Travelzoo, Inc.*	71	1,626
Textura Corp.*	63	1,588
Numerex Corp. — Class A*	143	1,563
PC-Telephone, Inc.	179	1,563
Westell Technologies, Inc. — Class A*	423	1,561
Speed Commerce, Inc.*	428	1,558
DSP Group, Inc.*	179	1,547
NeoPhotonics Corp.*	195	1,546
Luxoft Holding, Inc.*	44	1,543
Alliance Fiber Optic Products, Inc.	106	1,534
Aeroflex Holding Corp.*	184	1,529
Peregrine Semiconductor Corp.*	251	1,519
Reis, Inc.*	83	1,498

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Neonode, Inc.*	256	$1,457
ModusLink Global Solutions, Inc.*	344	1,455
Hackett Group, Inc.	237	1,417
Sapiens International Corporation N.V.*	174	1,411
Barracuda Networks, Inc.*	41	1,392
GSI Technology, Inc.*	199	1,375
Rosetta Stone, Inc.*	122	1,369
Sigma Designs, Inc.*	284	1,352
United Online, Inc.	116	1,341
ANADIGICS, Inc.*	772	1,312
support.com, Inc.*	480	1,224
Alpha & Omega Semiconductor Ltd.*	162	1,192
Carbonite, Inc.*	117	1,192
Richardson Electronics Ltd.	107	1,151
QAD, Inc. — Class A	56	1,144
Audience, Inc.*	88	1,100
Limelight Networks, Inc.*	500	1,090
Silver Spring Networks, Inc.*	62	1,078
Planet Payment, Inc.*	389	1,066
TeleCommunication Systems, Inc. — Class A*	446	1,026
Rally Software Development Corp.*	76	1,017
Applied Optoelectronics, Inc.*	41	1,011
Mavenir Systems, Inc.*	55	985
Telenav, Inc.*	165	983
Chegg, Inc.*	139	973
Multi-Fineline Electronix, Inc.*	76	973
Control4 Corp.*	44	933
Aviat Networks, Inc.*	576	916
Mitek Systems, Inc.*	236	913
Marin Software, Inc.*	85	898
eGain Corp.*	124	875
Spark Networks, Inc.*	163	852
TechTarget, Inc.*	113	815
Model N, Inc.*	80	809
Radisys Corp.*	211	757
Uni-Pixel, Inc.*	91	697
Violin Memory, Inc.*	166	664
Hutchinson Technology, Inc.*	224	634
Covisint Corp.*	71	520
Viasystems Group, Inc.*	40	501
Intermolecular, Inc.*	165	462
YuMe, Inc.*	57	417
Tremor Video, Inc.*	74	305
Cyan, Inc.*	69	295
Net Element, Inc.*	21	73
Total Information Technology		2,804,793
INDUSTRIALS - 10.6%
Acuity Brands, Inc.	399	52,894
Middleby Corp.*	189	49,935
HEICO Corp.	626	37,660
Teledyne Technologies, Inc.*	355	34,552
Spirit Airlines, Inc.*	566	33,620
EnerSys, Inc.	444	30,764
Esterline Technologies Corp.*	285	30,364
EMCOR Group, Inc.	646	30,226
Curtiss-Wright Corp.	448	28,466
Moog, Inc. — Class A*	426	27,907
Generac Holdings, Inc.	471	27,774
Woodward, Inc.	638	26,495
CLARCOR, Inc.	462	26,495
Corporate Executive Board Co.	338	25,090
Deluxe Corp.	472	24,766
MasTec, Inc.*	563	24,457
Watsco, Inc.	243	24,278
Actuant Corp. — Class A	683	23,324
USG Corp.*	710	23,231
Chart Industries, Inc.*	280	22,274
Advisory Board Co.*	341	21,909
DigitalGlobe, Inc.*	703	20,394
Swift Transportation Co. — Class A*	787	19,478
Franklin Electric Company, Inc.	451	19,177
Barnes Group, Inc.	495	19,043
JetBlue Airways Corp.*	2,181	18,953
Healthcare Services Group, Inc.	641	18,627
Applied Industrial Technologies, Inc.	383	18,476
Tetra Tech, Inc.*	619	18,317
Beacon Roofing Supply, Inc.*	455	17,590
Herman Miller, Inc.	539	17,318
On Assignment, Inc.*	426	16,438
United Stationers, Inc.	392	16,099
Allegiant Travel Co. — Class A	143	16,006
Orbital Sciences Corp.*	563	15,708
Mobile Mini, Inc.	361	15,653
Watts Water Technologies, Inc. — Class A	266	15,612
HNI Corp.	424	15,501
Mueller Industries, Inc.	506	15,175
Polypore International, Inc.*	441	15,087
ABM Industries, Inc.	519	14,916
Granite Construction, Inc.	371	14,814
UniFirst Corp.	134	14,732
MSA Safety, Inc.	255	14,535
Hub Group, Inc. — Class A*	360	14,395
Huron Consulting Group, Inc.*	227	14,387
TriMas Corp.*	426	14,143
EnPro Industries, Inc.*	194	14,098
Mueller Water Products, Inc. — Class A	1,479	14,051
Simpson Manufacturing Company, Inc.	390	13,779
WageWorks, Inc.*	241	13,523
TAL International Group, Inc.	315	13,504
RBC Bearings, Inc.*	211	13,441
Korn/Ferry International*	450	13,397
Steelcase, Inc. — Class A	783	13,006
Forward Air Corp.	279	12,865
FTI Consulting, Inc.*	384	12,803
Brink’s Co.	442	12,619
Knight Transportation, Inc.	540	12,490
Aircastle Ltd.	639	12,384
CIRCOR International, Inc.	164	12,026
GrafTech International Ltd.*	1,091	11,914
Brady Corp. — Class A	434	11,783
General Cable Corp.	459	11,755
Trex Company, Inc.*	158	11,559
Tennant Co.	176	11,549

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Interface, Inc. — Class A	561	$11,529
Lindsay Corp.	130	11,463
TrueBlue, Inc.*	387	11,324
Meritor, Inc.*	916	11,221
H&E Equipment Services, Inc.*	277	11,205
Werner Enterprises, Inc.	439	11,199
G&K Services, Inc. — Class A	180	11,011
AZZ, Inc.	242	10,813
Raven Industries, Inc.	330	10,808
Proto Labs, Inc.*	158	10,692
Universal Forest Products, Inc.	192	10,625
Rush Enterprises, Inc. — Class A*	326	10,588
GenCorp, Inc.*	567	10,359
Hyster-Yale Materials Handling, Inc.	106	10,335
Tutor Perini Corp.*	355	10,178
Greenbrier Companies, Inc.*	223	10,169
Dycom Industries, Inc.*	318	10,052
Kaman Corp.	247	10,048
Exponent, Inc.	133	9,983
Heartland Express, Inc.	437	9,916
Encore Wire Corp.	203	9,848
Briggs & Stratton Corp.	440	9,790
Primoris Services Corp.	324	9,714
Cubic Corp.	190	9,703
Matson, Inc.	391	9,654
AAR Corp.	370	9,602
Titan International, Inc.	489	9,286
Albany International Corp. — Class A	260	9,240
DXP Enterprises, Inc.*	96	9,113
UTI Worldwide, Inc.	859	9,097
Arkansas Best Corp.	246	9,090
Navigant Consulting, Inc.*	487	9,087
Sun Hydraulics Corp.	209	9,052
Altra Industrial Motion Corp.	251	8,961
Aegion Corp. — Class A*	354	8,960
Apogee Enterprises, Inc.	269	8,939
Federal Signal Corp.*	598	8,910
Wabash National Corp.*	643	8,848
Taser International, Inc.*	477	8,724
Astronics Corp.*	137	8,687
Astec Industries, Inc.	197	8,650
Atlas Air Worldwide Holdings, Inc.*	245	8,641
Wesco Aircraft Holdings, Inc.*	391	8,606
McGrath RentCorp	246	8,600
Saia, Inc.*	223	8,521
Team, Inc.*	198	8,486
Rexnord Corp.*	292	8,462
John Bean Technologies Corp.	272	8,405
Knoll, Inc.	462	8,404
ESCO Technologies, Inc.	238	8,375
XPO Logistics, Inc.*	275	8,088
Textainer Group Holdings Ltd.	199	7,616
ICF International, Inc.*	190	7,564
US Ecology, Inc.	200	7,424
Aerovironment, Inc.*	183	7,366
AAON, Inc.	259	7,218
Engility Holdings, Inc.*	159	7,163
Acacia Research Corp.	464	7,090
Quanex Building Products Corp.	340	7,031
Hawaiian Holdings, Inc.*	496	6,924
Nortek, Inc.*	84	6,906
Insperity, Inc.	216	6,692
ACCO Brands Corp.*	1,062	6,542
Standex International Corp.	119	6,376
Powell Industries, Inc.	98	6,350
American Railcar Industries, Inc.	88	6,163
Capstone Turbine Corp.*	2,853	6,077
SkyWest, Inc.	475	6,061
Kelly Services, Inc. — Class A	253	6,004
Thermon Group Holdings, Inc.*	259	6,004
Quad/Graphics, Inc.	241	5,651
EnerNOC, Inc.*	249	5,548
Gorman-Rupp Co.	174	5,531
Aceto Corp.	275	5,525
Blount International, Inc.*	463	5,510
KEYW Holding Corp.*	294	5,501
Resources Connection, Inc.	389	5,481
Kforce, Inc.	257	5,479
Gibraltar Industries, Inc.*	287	5,416
Comfort Systems USA, Inc.	354	5,395
Kimball International, Inc. — Class B	296	5,361
American Science & Engineering, Inc.	79	5,306
Great Lakes Dredge & Dock Corp.*	564	5,149
MYR Group, Inc.*	201	5,089
Griffon Corp.	426	5,086
RPX Corp.*	310	5,047
Marten Transport Ltd.	231	4,971
Park-Ohio Holdings Corp.*	88	4,941
Columbus McKinnon Corp.*	182	4,876
PowerSecure International, Inc.*	205	4,805
West Corp.	200	4,786
Celadon Group, Inc.	193	4,640
Roadrunner Transportation Systems, Inc.*	182	4,594
LB Foster Co. — Class A	97	4,544
Viad Corp.	187	4,495
Republic Airways Holdings, Inc.*	455	4,159
Ennis, Inc.	247	4,093
FuelCell Energy, Inc.*	1,646	4,082
GP Strategies Corp.*	149	4,057
Barrett Business Services, Inc.	68	4,051
Multi-Color Corp.	115	4,025
CAI International, Inc.*	162	3,997
SP Plus Corp.*	152	3,993
Argan, Inc.	131	3,895
Builders FirstSource, Inc.*	423	3,854
Alamo Group, Inc.	70	3,803
Air Transport Services Group, Inc.*	474	3,721
Kadant, Inc.	102	3,720
Douglas Dynamics, Inc.	212	3,693
Lydall, Inc.*	157	3,591
National Presto Industries, Inc.	46	3,590
NCI Building Systems, Inc.*	203	3,544
PGT, Inc.*	301	3,465
Insteel Industries, Inc.	176	3,462

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Heidrick & Struggles International, Inc.	172	$3,452
Mistras Group, Inc.*	151	3,438
Furmanite Corp.*	349	3,427
InnerWorkings, Inc.*	422	3,233
Orion Marine Group, Inc.*	257	3,230
Layne Christensen Co.*	177	3,220
Northwest Pipe Co.*	89	3,218
RR Donnelley & Sons Co.	178	3,186
American Woodmark Corp.*	94	3,164
CBIZ, Inc.*	345	3,160
Global Power Equipment Group, Inc.	157	3,123
Kratos Defense & Security Solutions, Inc.*	414	3,122
NN, Inc.	158	3,113
Echo Global Logistics, Inc.*	169	3,096
Graham Corp.	95	3,026
Pacer International, Inc.*	337	3,020
CECO Environmental Corp.	167	2,771
Pendrell Corp.*	1,509	2,761
Patrick Industries, Inc.*	62	2,748
ARC Document Solutions, Inc.*	359	2,671
Ducommun, Inc.*	106	2,656
Sparton Corp.*	90	2,635
Pike Corp.*	242	2,604
Titan Machinery, Inc.*	165	2,586
FreightCar America, Inc.	111	2,580
YRC Worldwide, Inc.*	114	2,565
Quality Distribution, Inc.*	196	2,546
Schawk, Inc. — Class A	124	2,479
Dynamic Materials Corp.	125	2,380
Patriot Transportation Holding, Inc.*	65	2,343
Houston Wire & Cable Co.	170	2,232
Energy Recovery, Inc.*	416	2,213
CDI Corp.	127	2,178
Twin Disc, Inc.	82	2,160
Miller Industries, Inc.	110	2,148
Commercial Vehicle Group, Inc.*	233	2,125
ExOne Co.*	58	2,078
Manitex International, Inc.*	127	2,070
CRA International, Inc.*	94	2,065
VSE Corp.	39	2,055
Ply Gem Holdings, Inc.*	158	1,996
Performant Financial Corp.*	214	1,937
Casella Waste Systems, Inc. — Class A*	365	1,865
Preformed Line Products Co.	26	1,782
Odyssey Marine Exploration, Inc.*	768	1,759
International Shipholding Corp.	59	1,737
Ampco-Pittsburgh Corp.	91	1,717
Accuride Corp.*	379	1,679
Vicor Corp.*	164	1,673
LSI Industries, Inc.	203	1,663
Franklin Covey Co.*	84	1,661
Universal Truckload Services, Inc.	57	1,647
Xerium Technologies, Inc.*	99	1,589
Courier Corp.	102	1,571
Hardinge, Inc.	108	1,555
Cenveo, Inc.*	506	1,538
Hurco Companies, Inc.	57	1,521
Stock Building Supply Holdings, Inc.*	74	1,504
Power Solutions International, Inc.*	20	1,503
Ameresco, Inc. — Class A*	187	1,414
Heritage-Crystal Clean, Inc.*	77	1,396
LMI Aerospace, Inc.*	99	1,396
Sterling Construction Company, Inc.*	154	1,335
Global Brass & Copper Holdings, Inc.	81	1,277
Tecumseh Products Co. — Class A*	176	1,214
Norcraft Companies, Inc.*	71	1,202
Enphase Energy, Inc.*	163	1,200
PMFG, Inc.*	198	1,182
Innovative Solutions & Support, Inc.*	138	1,039
TRC Companies, Inc.*	156	1,037
Revolution Lighting Technologies, Inc.*	284	895
API Technologies Corp.*	294	861
Erickson Air-Crane, Inc.*	42	811
American Superconductor Corp.*	460	741
Acorn Energy, Inc.	210	712
NL Industries, Inc.	65	705
Omega Flex, Inc.	29	622
Ultrapetrol Bahamas Ltd.*	200	620
Intersections, Inc.	93	549
Swisher Hygiene, Inc.*	1,065	479
BlueLinx Holdings, Inc.*	310	403
Compx International, Inc.	14	143
Total Industrials		2,282,762
HEALTH CARE - 9.7%
athenahealth, Inc.*	333	53,359
Isis Pharmaceuticals, Inc.*	1,056	45,629
Alnylam Pharmaceuticals, Inc.*	547	36,725
Align Technology, Inc.*	690	35,736
Centene Corp.*	517	32,183
Cepheid, Inc.*	622	32,082
Questcor Pharmaceuticals, Inc.	487	31,622
HealthSouth Corp.	817	29,355
West Pharmaceutical Services, Inc.	659	29,030
Team Health Holdings, Inc.*	644	28,818
PAREXEL International Corp.*	526	28,451
NPS Pharmaceuticals, Inc.*	929	27,804
Medidata Solutions, Inc.*	508	27,605
InterMune, Inc.*	823	27,545
DexCom, Inc.*	662	27,381
STERIS Corp.	554	26,454
WellCare Health Plans, Inc.*	406	25,789
Intercept Pharmaceuticals, Inc.*	76	25,063
Insulet Corp.*	506	23,995
Puma Biotechnology, Inc.*	200	20,828
Owens & Minor, Inc.	594	20,808
Air Methods Corp.*	382	20,409
Thoratec Corp.*	534	19,123
MWI Veterinary Supply, Inc.*	119	18,519
Pacira Pharmaceuticals, Inc.*	262	18,338
Cyberonics, Inc.*	268	17,487
Medicines Co.*	605	17,194
Impax Laboratories, Inc.*	648	17,120
Chemed Corp.	186	16,638

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

OPKO Health, Inc.*,1	1,776	$16,552
ACADIA Pharmaceuticals, Inc.*	653	15,887
NuVasive, Inc.*	413	15,863
HMS Holdings Corp.*	825	15,716
Haemonetics Corp.*	472	15,382
Magellan Health Services, Inc.*	257	15,253
Acadia Healthcare Company, Inc.*	338	15,251
Neogen Corp.*	336	15,103
Synageva BioPharma Corp.*	181	15,018
Acorda Therapeutics, Inc.*	392	14,861
HeartWare International, Inc.*	154	14,442
Celldex Therapeutics, Inc.*	815	14,401
Amsurg Corp. — Class A*	298	14,030
Nektar Therapeutics*	1,148	13,914
MedAssets, Inc.*	562	13,887
Keryx Biopharmaceuticals, Inc.*	814	13,871
Globus Medical, Inc. — Class A*	504	13,401
Prestige Brands Holdings, Inc.*	477	12,998
Arena Pharmaceuticals, Inc.*,1	2,043	12,871
Aegerion Pharmaceuticals, Inc.*	278	12,821
Auxilium Pharmaceuticals, Inc.*	463	12,584
Masimo Corp.*	452	12,344
ArthroCare Corp.*	254	12,240
Emeritus Corp.*	387	12,167
CONMED Corp.	280	12,166
ImmunoGen, Inc.*	808	12,063
Kindred Healthcare, Inc.	514	12,038
Akorn, Inc.*	545	11,990
Wright Medical Group, Inc.*	382	11,869
Spectranetics Corp.*	385	11,669
Clovis Oncology, Inc.*	168	11,637
Ligand Pharmaceuticals, Inc. — Class B*	166	11,165
Fluidigm Corp.*	248	10,929
Halozyme Therapeutics, Inc.*	853	10,833
PDL BioPharma, Inc.	1,303	10,828
Ironwood Pharmaceuticals, Inc. — Class A*	864	10,644
Hanger, Inc.*	314	10,576
Cantel Medical Corp.	309	10,419
Sangamo BioSciences, Inc.*	565	10,215
Neurocrine Biosciences, Inc.*	634	10,207
Dyax Corp.*	1,134	10,183
Molina Healthcare, Inc.*	271	10,179
Greatbatch, Inc.*	221	10,148
Volcano Corp.*	506	9,973
ExamWorks Group, Inc.*	283	9,908
Integra LifeSciences Holdings Corp.*	213	9,796
Exact Sciences Corp.*	672	9,522
ABIOMED, Inc.*	360	9,374
Omnicell, Inc.*	326	9,330
Analogic Corp.	112	9,196
Meridian Bioscience, Inc.	401	8,738
IPC The Hospitalist Company, Inc.*	171	8,393
Sarepta Therapeutics, Inc.*	348	8,362
Ensign Group, Inc.	188	8,204
PharMerica Corp.*	284	7,946
Novavax, Inc.*	1,749	7,923
Abaxis, Inc.*	203	7,893
Depomed, Inc.*	537	7,787
Endologix, Inc.*	592	7,619
Natus Medical, Inc.*	295	7,611
Cardiovascular Systems, Inc.*	225	7,153
Quidel Corp.*	262	7,153
Horizon Pharma, Inc.*	471	7,122
NxStage Medical, Inc.*	558	7,109
ICU Medical, Inc.*	117	7,006
Capital Senior Living Corp.*	257	6,679
Accuray, Inc.*	690	6,624
Emergent Biosolutions, Inc.*	262	6,621
Staar Surgical Co.*	350	6,580
Lannett Company, Inc.*	184	6,572
Endocyte, Inc.*	275	6,548
Luminex Corp.*	361	6,538
Computer Programs & Systems, Inc.	100	6,460
Quality Systems, Inc.	377	6,364
Exelixis, Inc.*,1	1,782	6,308
Bio-Reference Labs, Inc.*	226	6,256
Insmed, Inc.*	328	6,245
AMN Healthcare Services, Inc.*	448	6,156
Orexigen Therapeutics, Inc.*	929	6,039
National Healthcare Corp.	107	5,967
Corvel Corp.*	118	5,872
Merit Medical Systems, Inc.*	403	5,763
Raptor Pharmaceutical Corp.*	565	5,650
Invacare Corp.	295	5,626
MannKind Corp.*	1,396	5,612
Orthofix International N.V.*	186	5,608
Vivus, Inc.*	944	5,607
Select Medical Holdings Corp.	450	5,603
Idenix Pharmaceuticals, Inc.*	927	5,590
Healthways, Inc.*	319	5,468
Cambrex Corp.*	287	5,416
Cynosure, Inc. — Class A*	184	5,391
Array BioPharma, Inc.*	1,135	5,335
Infinity Pharmaceuticals, Inc.*	444	5,279
Tornier N.V.*	247	5,241
Furiex Pharmaceuticals, Inc.*	60	5,220
Momenta Pharmaceuticals, Inc.*	441	5,138
TherapeuticsMD, Inc.*	810	5,111
Vanda Pharmaceuticals, Inc.*	314	5,103
HealthStream, Inc.*	191	5,100
MiMedx Group, Inc.*	829	5,082
KYTHERA Biopharmaceuticals, Inc.*	126	5,010
AVANIR Pharmaceuticals, Inc. — Class A*	1,356	4,977
Prothena Corporation plc*	128	4,904
Affymetrix, Inc.*	668	4,763
Spectrum Pharmaceuticals, Inc.*	596	4,673
Rockwell Medical, Inc.*	367	4,646
Merrimack Pharmaceuticals, Inc.*	910	4,586
Anacor Pharmaceuticals, Inc.*	229	4,582
Anika Therapeutics, Inc.*	111	4,562
NewLink Genetics Corp.*	158	4,487
Dendreon Corp.*,1	1,480	4,425
Hi-Tech Pharmacal Company, Inc.*	102	4,420
Amedisys, Inc.*	293	4,363

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014

RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Dynavax Technologies Corp.*	2,402	$4,324
Atrion Corp.	14	4,286
Albany Molecular Research, Inc.*	226	4,201
OraSure Technologies, Inc.*	522	4,160
Vascular Solutions, Inc.*	158	4,138
Sagent Pharmaceuticals, Inc.*	177	4,136
Genomic Health, Inc.*	155	4,083
Cell Therapeutics, Inc.*	1,189	4,043
TESARO, Inc.*	136	4,009
Landauer, Inc.	88	3,989
Chelsea Therapeutics International Ltd.*	722	3,985
Synergy Pharmaceuticals, Inc.*	741	3,935
AMAG Pharmaceuticals, Inc.*	203	3,928
US Physical Therapy, Inc.	112	3,872
AtriCure, Inc.*	203	3,818
Repros Therapeutics, Inc.*	215	3,814
Unilife Corp.*	924	3,761
Antares Pharma, Inc.*	1,064	3,724
BioScrip, Inc.*	533	3,720
Repligen Corp.*	289	3,717
Triple-S Management Corp. — Class B*	230	3,712
XOMA Corp.*	708	3,689
Lexicon Pharmaceuticals, Inc.*	2,128	3,681
Symmetry Medical, Inc.*	365	3,672
AngioDynamics, Inc.*	230	3,623
ZIOPHARM Oncology, Inc.*	738	3,380
GenMark Diagnostics, Inc.*	340	3,380
Omeros Corp.*	272	3,283
Zeltiq Aesthetics, Inc.*	164	3,216
Vocera Communications, Inc.*	196	3,201
Surgical Care Affiliates, Inc.*	104	3,198
Rigel Pharmaceuticals, Inc.*	817	3,170
Cerus Corp.*	654	3,139
Achillion Pharmaceuticals, Inc.*	902	2,968
Immunomedics, Inc.*	680	2,863
SurModics, Inc.*	126	2,848
Peregrine Pharmaceuticals, Inc.*	1,466	2,785
Intrexon Corp.*	105	2,760
Providence Service Corp.*	97	2,743
Insys Therapeutics, Inc.*	66	2,734
Ophthotech Corp.*	76	2,716
Universal American Corp.	379	2,680
CryoLife, Inc.	266	2,649
Sequenom, Inc.*,1	1,081	2,648
Agios Pharmaceuticals, Inc.*	67	2,623
Receptos, Inc.*	62	2,600
Gentiva Health Services, Inc.*	285	2,599
AcelRx Pharmaceuticals, Inc.*	216	2,594
XenoPort, Inc.*	497	2,569
PTC Therapeutics, Inc.*	98	2,562
Zogenix, Inc.*	897	2,552
Portola Pharmaceuticals, Inc.*	98	2,538
Geron Corp.*	1,216	2,529
LHC Group, Inc.*	112	2,471
Accelerate Diagnostics, Inc.*	112	2,443
Galena Biopharma, Inc.*	960	2,400
BioDelivery Sciences International, Inc.*	283	2,389
Cytokinetics, Inc.*	247	2,347
Pacific Biosciences of California, Inc.*	438	2,343
Chindex International, Inc.*	122	2,328
Karyopharm Therapeutics, Inc.*	75	2,317
SciClone Pharmaceuticals, Inc.*	509	2,316
Progenics Pharmaceuticals, Inc.*	565	2,311
Hyperion Therapeutics, Inc.*	89	2,296
Derma Sciences, Inc.*	180	2,282
Curis, Inc.*	788	2,222
Exactech, Inc.*	98	2,211
Cempra, Inc.*	188	2,171
Threshold Pharmaceuticals, Inc.*	453	2,156
Corcept Therapeutics, Inc.*	489	2,132
PhotoMedex, Inc.*	133	2,105
RTI Surgical, Inc.*	514	2,097
Foundation Medicine, Inc.*	64	2,072
Acceleron Pharma, Inc.*	60	2,070
Navidea Biopharmaceuticals, Inc.*	1,115	2,063
Utah Medical Products, Inc.	35	2,024
Osiris Therapeutics, Inc.*	153	2,009
Sunesis Pharmaceuticals, Inc.*	303	2,003
Cross Country Healthcare, Inc.*	248	2,001
Synta Pharmaceuticals Corp.*,1	458	1,974
Pozen, Inc.	243	1,944
Five Star Quality Care, Inc.*	398	1,934
LDR Holding Corp.*	55	1,888
Ampio Pharmaceuticals, Inc.*	295	1,873
Stemline Therapeutics, Inc.*	92	1,873
Almost Family, Inc.*	81	1,871
Chimerix, Inc.*	81	1,850
Tandem Diabetes Care, Inc.*	83	1,833
TearLab Corp.*	270	1,825
Verastem, Inc.*	166	1,791
Durata Therapeutics, Inc.*,††	132	1,778
OncoGenex Pharmaceutical, Inc.*	149	1,752
Enanta Pharmaceuticals, Inc.*	43	1,720
Alliance HealthCare Services, Inc.*	49	1,643
ChemoCentryx, Inc.*	239	1,585
Relypsa, Inc.*	53	1,580
Cutera, Inc.*	141	1,578
Cytori Therapeutics, Inc.*	581	1,569
MacroGenics, Inc.*	55	1,531
Bluebird Bio, Inc.*	67	1,524
National Research Corp. — Class A*	91	1,510
Merge Healthcare, Inc.*	613	1,496
OncoMed Pharmaceuticals, Inc.*	44	1,481
Aerie Pharmaceuticals, Inc.*	68	1,441
Tetraphase Pharmaceuticals, Inc.*	131	1,427
Supernus Pharmaceuticals, Inc.*	148	1,323
MEI Pharma, Inc.*	114	1,269
Targacept, Inc.*	265	1,259
Addus HomeCare Corp.*	54	1,245
Epizyme, Inc.*	54	1,230
Alimera Sciences, Inc.*	154	1,215
Harvard Bioscience, Inc.*	245	1,161
Arqule, Inc.*	566	1,160
BioTime, Inc.*	351	1,155

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Fibrocell Science, Inc.*	215	$1,124
Nanosphere, Inc.*	523	1,124
Aratana Therapeutics, Inc.*	60	1,114
NeoGenomics, Inc.*	316	1,097
Five Prime Therapeutics, Inc.*	55	1,081
SIGA Technologies, Inc.*	348	1,079
Oxford Immunotec Global plc*	53	1,064
TG Therapeutics, Inc.*	153	1,056
Skilled Healthcare Group, Inc. — Class A*	190	1,001
Vical, Inc.*	719	928
Medical Action Industries, Inc.*	131	913
Regulus Therapeutics, Inc.*	99	893
Sucampo Pharmaceuticals, Inc. — Class A*	124	887
Pernix Therapeutics Holdings*	164	877
Alphatec Holdings, Inc.*	572	858
OvaScience, Inc.*	93	831
Biolase, Inc.*	322	775
AVEO Pharmaceuticals, Inc.*	489	731
Veracyte, Inc.*	42	719
Esperion Therapeutics, Inc.*	47	711
Amicus Therapeutics, Inc.*	280	580
BIND Therapeutics, Inc.*	48	574
Conatus Pharmaceuticals, Inc.*	67	545
Harvard Apparatus Regenerative
Technology, Inc.*	60	544
Cellular Dynamics International, Inc.*	35	523
Coronado Biosciences, Inc.*	248	491
GTx, Inc.*	238	364
Enzon Pharmaceuticals, Inc.	347	357
Onconova Therapeutics, Inc.*	52	330
KaloBios Pharmaceuticals, Inc.*	121	328
USMD Holdings, Inc.*	17	217
ContraVir Pharmaceuticals, Inc.*	76	171
Total Health Care		2,099,294
CONSUMER DISCRETIONARY - 9.6%
Kate Spade & Co.*	1,134	42,061
Brunswick Corp.	842	38,133
Tenneco, Inc.*	580	33,682
Dana Holding Corp.	1,373	31,950
Live Nation Entertainment, Inc.*	1,322	28,753
Sotheby’s	646	28,133
Pool Corp.	450	27,594
Wolverine World Wide, Inc.	944	26,952
Buffalo Wild Wings, Inc.*	174	25,908
Lumber Liquidators Holdings, Inc.*	266	24,950
Jack in the Box, Inc.*	407	23,989
Vail Resorts, Inc.	337	23,488
Cheesecake Factory, Inc.	493	23,482
Men’s Wearhouse, Inc.	451	22,090
Helen of Troy Ltd.*	301	20,838
New York Times Co. — Class A	1,195	20,458
Iconix Brand Group, Inc.*	520	20,420
Steven Madden Ltd.*	564	20,293
Outerwall, Inc.*	273	19,793
Life Time Fitness, Inc.*	408	19,625
Grand Canyon Education, Inc.*	420	19,614
HSN, Inc.	313	18,695
Office Depot, Inc.*	4,514	18,642
ANN, Inc.*	436	18,085
Genesco, Inc.*	234	17,449
Sinclair Broadcast Group, Inc. — Class A	643	17,419
Penske Automotive Group, Inc.	404	17,276
Cracker Barrel Old Country Store, Inc.	177	17,211
Ryland Group, Inc.	427	17,049
Jos. A. Bank Clothiers, Inc.*	265	17,040
Pier 1 Imports, Inc.	888	16,765
Hillenbrand, Inc.	511	16,521
Asbury Automotive Group, Inc.*	296	16,372
Monro Muffler Brake, Inc.	285	16,211
Shutterfl y, Inc.*	371	15,833
Papa John’s International, Inc.	302	15,737
Meredith Corp.	338	15,693
Marriott Vacations Worldwide Corp.*	274	15,319
Bob Evans Farms, Inc.	304	15,209
Texas Roadhouse, Inc. — Class A	583	15,205
Dorman Products, Inc.*	254	15,001
Meritage Homes Corp.*	350	14,658
Cooper Tire & Rubber Co.	600	14,580
Skechers U.S.A., Inc. — Class A*	383	13,995
Group 1 Automotive, Inc.	211	13,854
Lithia Motors, Inc. — Class A	205	13,624
Rent-A-Center, Inc. — Class A	505	13,434
La-Z-Boy, Inc.	494	13,388
KB Home	781	13,269
Vitamin Shoppe, Inc.*	279	13,258
Restoration Hardware Holdings, Inc.*	180	13,246
Pinnacle Entertainment, Inc.*	550	13,036
Crocs, Inc.*	834	13,010
Hibbett Sports, Inc.*	245	12,956
Orient-Express Hotels Ltd. — Class A*	892	12,854
Five Below, Inc.*	300	12,744
Express, Inc.*	802	12,736
Bloomin’ Brands, Inc.*	521	12,556
G-III Apparel Group Ltd.*	175	12,527
Finish Line, Inc. — Class A	449	12,163
Buckle, Inc.	265	12,137
DineEquity, Inc.	155	12,101
American Axle & Manufacturing
Holdings, Inc.*	643	11,908
Sonic Corp.*	516	11,760
Gentherm, Inc.*	337	11,701
Churchill Downs, Inc.	128	11,686
Drew Industries, Inc.	215	11,653
Standard Pacific Corp.*	1,390	11,551
Jones Group, Inc.	765	11,452
Ascent Capital Group, Inc. — Class A*	150	11,332
iRobot Corp.*	270	11,084
Krispy Kreme Doughnuts, Inc.*	613	10,868
Sturm Ruger & Company, Inc.	180	10,764
Children’s Place Retail Stores, Inc.	216	10,759
Matthews International Corp. — Class A	263	10,733
Brown Shoe Company, Inc.	403	10,696
MDC Holdings, Inc.	374	10,577

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Tumi Holdings, Inc.*	456	$10,319
Nexstar Broadcasting Group, Inc. — Class A	271	10,168
Oxford Industries, Inc.	129	10,088
Columbia Sportswear Co.	117	9,670
Interval Leisure Group, Inc.	369	9,646
LifeLock, Inc.*	556	9,513
Select Comfort Corp.*	521	9,420
Fiesta Restaurant Group, Inc.*	205	9,346
International Speedway Corp. — Class A	273	9,279
Red Robin Gourmet Burgers, Inc.*	129	9,247
Quiksilver, Inc.*	1,224	9,192
Popeyes Louisiana Kitchen, Inc.*	219	8,900
Loral Space & Communications, Inc.*	122	8,629
Boyd Gaming Corp.*	647	8,540
Sonic Automotive, Inc. — Class A	378	8,497
Biglari Holdings, Inc.*	17	8,287
Scholastic Corp.	240	8,275
National CineMedia, Inc.	548	8,220
MDC Partners, Inc. — Class A	358	8,170
Conn’s, Inc.*	205	7,964
Barnes & Noble, Inc.*	374	7,817
World Wrestling Entertainment,
Inc. — Class A	269	7,769
Multimedia Games Holding Company, Inc.*	264	7,667
Smith & Wesson Holding Corp.*	521	7,617
Core-Mark Holding Company, Inc.	104	7,551
BJ’s Restaurants, Inc.*	229	7,491
Cato Corp. — Class A	277	7,490
Movado Group, Inc.	164	7,470
Francesca’s Holdings Corp.*	409	7,419
Stage Stores, Inc.	302	7,384
Winnebago Industries, Inc.*	267	7,313
Caesars Entertainment Corp.*	381	7,243
Steiner Leisure Ltd.*	149	6,891
Capella Education Co.	108	6,820
Callaway Golf Co.	663	6,776
Carmike Cinemas, Inc.*	223	6,659
Modine Manufacturing Co.*	451	6,607
Chuy’s Holdings, Inc.*	152	6,557
Ethan Allen Interiors, Inc.	254	6,464
ITT Educational Services, Inc.*	224	6,424
Standard Motor Products, Inc.	177	6,331
Zale Corp.*	300	6,273
Scientific Games Corp. — Class A*	456	6,261
Fred’s, Inc. — Class A	347	6,249
Pep Boys-Manny Moe & Jack*	489	6,220
Regis Corp.	452	6,192
Rentrak Corp.*	100	6,028
Mattress Firm Holding Corp.*	125	5,979
K12, Inc.*	261	5,912
American Public Education, Inc.*	167	5,858
Tuesday Morning Corp.*	408	5,773
Arctic Cat, Inc.	118	5,639
Denny’s Corp.*	862	5,543
Libbey, Inc.*	212	5,512
Cumulus Media, Inc. — Class A*	797	5,507
Universal Electronics, Inc.*	143	5,490
FTD Companies, Inc.*	169	5,376
Cavco Industries, Inc.*	68	5,335
M/I Homes, Inc.*	237	5,314
Vera Bradley, Inc.*	196	5,290
Haverty Furniture Companies, Inc.	176	5,227
EW Scripps Co. — Class A*	293	5,192
Strayer Education, Inc.*	110	5,107
Hovnanian Enterprises, Inc. — Class A*	1,056	4,995
Zumiez, Inc.*	206	4,993
Gray Television, Inc.*	481	4,988
Beazer Homes USA, Inc.*	237	4,759
Bright Horizons Family Solutions, Inc.*	120	4,693
Container Store Group, Inc.*	135	4,583
LeapFrog Enterprises, Inc. — Class A*	591	4,433
Superior Industries International, Inc.	210	4,303
Blue Nile, Inc.*	121	4,211
Ruth’s Hospitality Group, Inc.	337	4,074
Burlington Stores, Inc.*	136	4,015
Houghton Mifflin Harcourt Co.*	191	3,883
NutriSystem, Inc.	257	3,873
Stein Mart, Inc.	276	3,867
Destination Maternity Corp.	138	3,781
Aeropostale, Inc.*	752	3,775
Career Education Corp.*	504	3,760
Journal Communications, Inc. — Class A*	414	3,668
ClubCorp Holdings, Inc.	194	3,667
Harte-Hanks, Inc.	412	3,642
McClatchy Co. — Class A*	559	3,589
Entravision Communications Corp. — Class A	524	3,511
William Lyon Homes — Class A*	125	3,451
MarineMax, Inc.*	223	3,387
Unifi, Inc.*	145	3,346
Shoe Carnival, Inc.	144	3,318
Federal-Mogul Corp.*	177	3,312
Bridgepoint Education, Inc.*	218	3,246
Media General, Inc. — Class A*	176	3,233
Ruby Tuesday, Inc.*	571	3,203
RetailMeNot, Inc.*	98	3,136
Marcus Corp.	184	3,073
Remy International, Inc.	127	3,000
Daily Journal Corp.*	17	2,940
Stoneridge, Inc.*	261	2,931
Nautilus, Inc.*	298	2,870
America’s Car-Mart, Inc.*	75	2,754
Del Frisco’s Restaurant Group, Inc.*	98	2,734
Carriage Services, Inc. — Class A	149	2,718
Diamond Resorts International, Inc.*	159	2,695
Universal Technical Institute, Inc.	208	2,694
Vince Holding Corp.*	101	2,662
PetMed Express, Inc.	193	2,588
Bravo Brio Restaurant Group, Inc.*	183	2,582
Black Diamond, Inc.*	211	2,581
Tile Shop Holdings, Inc.*	166	2,565
Big 5 Sporting Goods Corp.	159	2,552
Sizmek, Inc.*	234	2,487
Kirkland’s, Inc.*	133	2,459
Noodles & Co.*	62	2,447

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

VOXX International Corp. — Class A*	177	$2,421
Citi Trends, Inc.*	145	2,362
Entercom Communications Corp. — Class A*	232	2,336
Saga Communications, Inc. — Class A	46	2,286
Overstock.com, Inc.*	115	2,266
Destination XL Group, Inc.*	399	2,250
TRI Pointe Homes, Inc.*	138	2,240
CSS Industries, Inc.	81	2,187
Christopher & Banks Corp.*	329	2,175
Central European Media
Enterprises Ltd. — Class A*	713	2,096
NACCO Industries, Inc. — Class A	38	2,060
Speedway Motorsports, Inc.	109	2,042
AH Belo Corp. — Class A	175	2,027
Morgans Hotel Group Co.*	251	2,018
Town Sports International Holdings, Inc.	236	2,004
bebe stores, Inc.	326	1,995
RadioShack Corp.*,1	925	1,961
Sears Hometown and Outlet Stores, Inc.*	81	1,916
Winmark Corp.	25	1,892
Tower International, Inc.*	69	1,878
Jamba, Inc.*	155	1,859
West Marine, Inc.*	161	1,831
ValueVision Media, Inc. — Class A*	372	1,808
Orbitz Worldwide, Inc.*	228	1,788
Flexsteel Industries, Inc.	47	1,768
RG Barry Corp.	92	1,737
Spartan Motors, Inc.	337	1,732
Perry Ellis International, Inc.*	126	1,731
Fox Factory Holding Corp.*	88	1,663
Systemax, Inc.*	110	1,640
Lifetime Brands, Inc.	91	1,625
Global Sources Ltd.*	181	1,622
Carrols Restaurant Group, Inc.*	225	1,613
Skullcandy, Inc.*	174	1,597
Weyco Group, Inc.	58	1,567
Culp, Inc.	79	1,559
Hooker Furniture Corp.	97	1,519
Bon-Ton Stores, Inc.	138	1,515
Dex Media, Inc.*	164	1,509
Fuel Systems Solutions, Inc.*	140	1,506
Isle of Capri Casinos, Inc.*	196	1,503
LGI Homes, Inc.*	86	1,484
Monarch Casino & Resort, Inc.*	80	1,482
Vitacost.com, Inc.*	206	1,461
Bassett Furniture Industries, Inc.	96	1,426
Nathan’s Famous, Inc.*	29	1,421
Potbelly Corp.*	79	1,412
1-800-Flowers.com, Inc. — Class A*	249	1,402
ZAGG, Inc.*	302	1,395
hhgregg, Inc.*	143	1,374
JTH Holding, Inc. — Class A*	49	1,359
WCI Communities, Inc.*	67	1,324
JAKKS Pacific, Inc.	182	1,314
UCP, Inc. — Class A*	87	1,310
SFX Entertainment, Inc.*	181	1,276
Pacific Sunwear of California, Inc.*	425	1,262
Tilly’s, Inc. — Class A*	107	1,252
Crown Media Holdings, Inc. — Class A*	323	1,240
Johnson Outdoors, Inc. — Class A	48	1,220
Reading International, Inc. — Class A*	166	1,217
Shiloh Industries, Inc.*	68	1,206
New York & Company, Inc.*	269	1,181
Martha Stewart Living
Omnimedia, Inc. — Class A*	258	1,169
Luby’s, Inc.*	182	1,121
Education Management Corp.*	230	1,120
Wet Seal, Inc. — Class A*	831	1,097
Hemisphere Media Group, Inc.*	86	1,083
Corinthian Colleges, Inc.*	736	1,016
Einstein Noah Restaurant Group, Inc.	61	1,004
Salem Communications Corp. — Class A	100	999
Ignite Restaurant Group, Inc.*	67	943
Blyth, Inc.	87	934
ReachLocal, Inc.*	91	896
Lincoln Educational Services Corp.	226	852
Marine Products Corp.	100	752
Diversified Restaurant Holdings, Inc.*	112	560
Gordmans Stores, Inc.	82	448
Trans World Entertainment Corp.	116	421
EveryWare Global, Inc.*	89	406
Beasley Broadcasting Group, Inc. — Class A	43	391
American Apparel, Inc.*	533	267
Body Central Corp.*	163	174
Total Consumer Discretionary		2,068,797
ENERGY - 4.1%
Kodiak Oil & Gas Corp.*	2,500	30,349
Targa Resources Corp.	304	30,176
Rosetta Resources, Inc.*	574	26,736
SemGroup Corp. — Class A	399	26,206
CARBO Ceramics, Inc.	188	25,941
Bristow Group, Inc.	334	25,224
Exterran Holdings, Inc.	533	23,388
Helix Energy Solutions Group, Inc.*	985	22,635
Carrizo Oil & Gas, Inc.*	418	22,345
Energy XXI Bermuda Ltd.	893	21,047
PDC Energy, Inc.*	333	20,733
Western Refining, Inc.	510	19,687
Stone Energy Corp.*	465	19,516
Scorpio Tankers, Inc.	1,728	17,228
SEACOR Holdings, Inc.*	191	16,506
Hornbeck Offshore Services, Inc.*	335	14,006
Matador Resources Co.*	555	13,592
Magnum Hunter Resources Corp.*	1,599	13,592
Key Energy Services, Inc.*	1,424	13,158
C&J Energy Services, Inc.*	421	12,276
Diamondback Energy, Inc.*	182	12,250
Bonanza Creek Energy, Inc.*	274	12,166
Cloud Peak Energy, Inc.*	575	12,156
Gulfmark Offshore, Inc. — Class A	262	11,774
Bill Barrett Corp.*	458	11,725
Forum Energy Technologies, Inc.*	361	11,184
EPL Oil & Gas, Inc.*	280	10,808
Sanchez Energy Corp.*	355	10,519

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Delek US Holdings, Inc.	354	$10,280
Comstock Resources, Inc.	449	10,260
Arch Coal, Inc.	1,998	9,630
TETRA Technologies, Inc.*	735	9,408
Halcon Resources Corp.*,1	2,168	9,387
Ship Finance International Ltd.	516	9,273
Newpark Resources, Inc.*	801	9,171
Penn Virginia Corp.*	520	9,095
Northern Oil and Gas, Inc.*	605	8,845
Alpha Natural Resources, Inc.*	2,076	8,823
EXCO Resources, Inc.[1]	1,551	8,686
Matrix Service Co.*	246	8,310
Rex Energy Corp.*	432	8,083
Parker Drilling Co.*	1,114	7,899
Basic Energy Services, Inc.*	285	7,812
Geospace Technologies Corp.*	117	7,742
Pioneer Energy Services Corp.*	581	7,524
Green Plains Renewable Energy, Inc.	240	7,190
Approach Resources, Inc.*	331	6,921
Hercules Offshore, Inc.*	1,490	6,839
Nordic American Tankers Ltd.	686	6,750
Contango Oil & Gas Co.*	140	6,684
RigNet, Inc.*	123	6,621
GasLog Ltd.	274	6,381
Clayton Williams Energy, Inc.*	56	6,329
Era Group, Inc.*	205	6,009
Athlon Energy, Inc.*	166	5,885
Clean Energy Fuels Corp.*	636	5,686
W&T Offshore, Inc.	327	5,660
PHI, Inc.*	120	5,309
Triangle Petroleum Corp.*	637	5,249
Tesco Corp.*	281	5,199
ION Geophysical Corp.*	1,228	5,170
Synergy Resources Corp.*	478	5,139
Solazyme, Inc.*	442	5,132
Willbros Group, Inc.*	376	4,745
Goodrich Petroleum Corp.*	294	4,651
VAALCO Energy, Inc.*	533	4,557
Resolute Energy Corp.*	627	4,514
Swift Energy Co.*	395	4,250
Natural Gas Services Group, Inc.*	135	4,069
Rentech, Inc.*	2,120	4,028
Knightsbridge Tankers Ltd.	291	3,943
Emerald Oil, Inc.*	537	3,609
BPZ Resources, Inc.*	1,103	3,508
Westmoreland Coal Co.*	116	3,454
Panhandle Oil and Gas, Inc. — Class A	79	3,445
Warren Resources, Inc.*	691	3,317
Alon USA Energy, Inc.	220	3,287
Vantage Drilling Co.*	1,875	3,206
PetroQuest Energy, Inc.*	541	3,084
Callon Petroleum Co.*	368	3,080
Quicksilver Resources, Inc.*,1	1,170	3,077
Abraxas Petroleum Corp.*	770	3,049
Gulf Island Fabrication, Inc.	138	2,982
Gastar Exploration, Inc.*	525	2,872
REX American Resources Corp.*	48	2,738
Nuverra Environmental Solutions, Inc.*	134	2,719
Renewable Energy Group, Inc.*	198	2,372
Dawson Geophysical Co.	81	2,269
Forest Oil Corp.*	1,126	2,151
Teekay Tankers Ltd. — Class A	593	2,099
Evolution Petroleum Corp.	156	1,986
Frontline Ltd.*	481	1,890
Mitcham Industries, Inc.*	135	1,882
Ur-Energy, Inc.*	1,153	1,787
Jones Energy, Inc. — Class A*	114	1,726
Midstates Petroleum Company, Inc.*	321	1,721
Bolt Technology Corp.	87	1,720
FX Energy, Inc.*	506	1,690
Miller Energy Resources, Inc.*	279	1,641
Cal Dive International, Inc.*	927	1,576
Equal Energy Ltd.	342	1,566
Endeavour International Corp.*	452	1,469
Isramco, Inc.*	11	1,458
Apco Oil and Gas International, Inc.*	85	1,228
Adams Resources & Energy, Inc.	21	1,216
Uranium Energy Corp.*	791	1,044
Amyris, Inc.*	248	925
TGC Industries, Inc.*	144	857
L&L Energy, Inc.*,††	480	806
Hallador Energy Co.	90	770
ZaZa Energy Corp.*	346	260
KiOR, Inc. — Class A*	421	241
Total Energy		885,838
MATERIALS - 3.6%
PolyOne Corp.	915	33,544
Axiall Corp.	650	29,197
Sensient Technologies Corp.	476	26,851
Chemtura Corp.*	931	23,545
KapStone Paper and Packaging Corp.*	777	22,408
HB Fuller Co.	463	22,354
Louisiana-Pacific Corp.*	1,296	21,864
Minerals Technologies, Inc.	331	21,369
Olin Corp.	764	21,094
Commercial Metals Co.	1,091	20,598
Texas Industries, Inc.*	223	19,985
Graphic Packaging Holding Co.*	1,867	18,968
Worthington Industries, Inc.	494	18,896
Stillwater Mining Co.*	1,107	16,395
SunCoke Energy, Inc.*	652	14,891
Balchem Corp.	272	14,177
Resolute Forest Products, Inc.*	644	12,938
Globe Specialty Metals, Inc.	613	12,763
Kaiser Aluminum Corp.	178	12,713
Innophos Holdings, Inc.	221	12,531
Clearwater Paper Corp.*	195	12,221
Flotek Industries, Inc.*	438	12,198
Schweitzer-Mauduit International, Inc.	286	12,181
AMCOL International Corp.	264	12,086
Berry Plastics Group, Inc.*	505	11,691
Stepan Co.	177	11,427
PH Glatfelter Co.	413	11,242
Calgon Carbon Corp.*	504	11,002

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Innospec, Inc.	228	$10,312
OM Group, Inc.	310	10,298
A. Schulman, Inc.	280	10,153
Hecla Mining Co.	3,110	9,548
Quaker Chemical Corp.	119	9,381
Ferro Corp.*	678	9,261
Headwaters, Inc.*	696	9,194
AK Steel Holding Corp.*	1,265	9,133
Coeur Mining, Inc.*	949	8,816
Kraton Performance Polymers, Inc.*	315	8,234
RTI International Metals, Inc.*	296	8,223
Koppers Holdings, Inc.	195	8,040
Intrepid Potash, Inc.*	520	8,038
US Silica Holdings, Inc.	202	7,710
Horsehead Holding Corp.*	457	7,687
Neenah Paper, Inc.	148	7,655
Haynes International, Inc.	134	7,236
Schnitzer Steel Industries, Inc. — Class A	244	7,039
Materion Corp.	197	6,684
LSB Industries, Inc.*	178	6,661
Deltic Timber Corp.	101	6,588
Molycorp, Inc.*,1	1,397	6,552
Century Aluminum Co.*	469	6,195
Wausau Paper Corp.	458	5,830
American Vanguard Corp.	267	5,781
Tredegar Corp.	228	5,246
Myers Industries, Inc.	254	5,060
Advanced Emissions Solutions, Inc.*	188	4,614
OMNOVA Solutions, Inc.*	437	4,536
Walter Energy, Inc.	579	4,377
FutureFuel Corp.	212	4,304
Allied Nevada Gold Corp.*	977	4,211
Zep, Inc.	218	3,859
Hawkins, Inc.	98	3,601
Boise Cascade Co.*	121	3,465
Taminco Corp.*	158	3,320
US Concrete, Inc.*	129	3,032
Landec Corp.*	247	2,757
Universal Stainless & Alloy Products, Inc.*	76	2,567
AM Castle & Co.*	167	2,453
Olympic Steel, Inc.	84	2,411
Arabian American Development Co.*	190	2,062
Chase Corp.	59	1,860
Paramount Gold and Silver Corp.*	1,300	1,599
AEP Industries, Inc.*	42	1,558
Gold Resource Corp.	317	1,515
UFP Technologies, Inc.*	60	1,462
Penford Corp.*	98	1,407
United States Lime & Minerals, Inc.	23	1,295
Noranda Aluminum Holding Corp.	314	1,291
KMG Chemicals, Inc.	80	1,254
Midway Gold Corp.*	1,053	1,106
Handy & Harman Ltd.*	46	1,012
Marrone Bio Innovations, Inc.*	46	643
General Moly, Inc.*	549	544
GSE Holding, Inc.*	73	21
Total Materials		769,820
CONSUMER STAPLES - 2.7%
Rite Aid Corp.*	6,843	42,906
Hain Celestial Group, Inc.*	364	33,294
United Natural Foods, Inc.*	463	32,836
Darling International, Inc.*	1,450	29,029
Casey’s General Stores, Inc.	356	24,062
TreeHouse Foods, Inc.*	328	23,613
Lancaster Colony Corp.	189	18,790
Boston Beer Company, Inc. — Class A*	74	18,110
PriceSmart, Inc.	176	17,764
Sanderson Farms, Inc.	223	17,503
Post Holdings, Inc.*	310	17,087
Spectrum Brands Holdings, Inc.	202	16,099
Andersons, Inc.	256	15,165
B&G Foods, Inc. — Class A	494	14,874
J&J Snack Foods Corp.	148	14,204
SUPERVALU, Inc.*	1,924	13,160
Snyder’s-Lance, Inc.	462	13,024
Universal Corp.	226	12,631
Vector Group Ltd.	578	12,450
Pilgrim’s Pride Corp.*	580	12,134
WD-40 Co.	156	12,101
Susser Holdings Corp.*	172	10,745
Seaboard Corp.*	4	10,486
Boulder Brands, Inc.*	578	10,184
Fresh Del Monte Produce, Inc.	344	9,484
Cal-Maine Foods, Inc.	137	8,601
Spartan Stores, Inc.	342	7,938
Diamond Foods, Inc.*	210	7,335
Elizabeth Arden, Inc.*	244	7,200
Inter Parfums, Inc.	156	5,649
Tootsie Roll Industries, Inc.	188	5,643
Chiquita Brands International, Inc.*	446	5,553
Weis Markets, Inc.	109	5,368
Annie’s, Inc.*	125	5,024
Calavo Growers, Inc.	132	4,697
USANA Health Sciences, Inc.*	58	4,370
Natural Grocers by Vitamin Cottage, Inc.*	88	3,842
Medifast, Inc.*	131	3,811
Harbinger Group, Inc.*	307	3,755
Coca-Cola Bottling
Company Consolidated	44	3,739
Chefs’ Warehouse, Inc.*	157	3,360
Pantry, Inc.*	217	3,329
Central Garden and Pet Co. — Class A*	395	3,267
Ingles Markets, Inc. — Class A	114	2,715
Revlon, Inc. — Class A*	104	2,657
Seneca Foods Corp. — Class A*	79	2,487
Alliance One International, Inc.*	825	2,409
Omega Protein Corp.*	196	2,366
Nutraceutical International Corp.*	87	2,261
Limoneira Co.	95	2,155
National Beverage Corp.*	106	2,068
John B Sanfilippo & Son, Inc.	80	1,842
Inventure Foods, Inc.*	129	1,803
Orchids Paper Products Co.	58	1,775
Village Super Market, Inc. — Class A	63	1,663

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Roundy’s, Inc.	234	$1,610
Female Health Co.	207	1,606
Oil-Dri Corporation of America	46	1,589
Craft Brew Alliance, Inc.*	94	1,435
Nature’s Sunshine Products, Inc.	99	1,364
Lifevantage Corp.*	996	1,305
Star Scientific, Inc.*	1,555	1,220
Fairway Group Holdings Corp.*	154	1,177
Farmer Bros Co.*	57	1,123
Synutra International, Inc.*	162	1,084
Griffin Land & Nurseries, Inc.	30	907
Alico, Inc.	21	792
Lifeway Foods, Inc.	44	647
Total Consumer Staples		586,276
UTILITIES - 2.3%
Cleco Corp.	569	28,780
IDACORP, Inc.	462	25,627
Piedmont Natural Gas Company, Inc.	696	24,632
Black Hills Corp.	423	24,386
UNS Energy Corp.	399	23,952
Dynegy, Inc.*	956	23,842
Southwest Gas Corp.	441	23,571
Portland General Electric Co.	710	22,961
PNM Resources, Inc.	750	20,273
New Jersey Resources Corp.	389	19,372
UIL Holdings Corp.	526	19,362
ALLETE, Inc.	365	19,133
WGL Holdings, Inc.	475	19,029
NorthWestern Corp.	374	17,739
Avista Corp.	549	16,827
South Jersey Industries, Inc.	294	16,490
Laclede Group, Inc.	316	14,899
El Paso Electric Co.	381	13,613
MGE Energy, Inc.	326	12,769
American States Water Co.	361	11,657
Northwest Natural Gas Co.	250	11,003
Otter Tail Corp.	349	10,746
California Water Service Group	440	10,534
Empire District Electric Co.	391	9,509
NRG Yield, Inc. — Class A	219	8,657
Chesapeake Utilities Corp.	87	5,495
Ormat Technologies, Inc.	164	4,922
Pattern Energy Group, Inc.	166	4,504
SJW Corp.	145	4,286
Unitil Corp.	126	4,138
Connecticut Water Service, Inc.	109	3,725
Middlesex Water Co.	155	3,382
Atlantic Power Corp.	1,131	3,280
York Water Co.	131	2,672
Consolidated Water Company Ltd.	140	1,845
Delta Natural Gas Company, Inc.	75	1,554
Artesian Resources Corp. — Class A	67	1,505
Genie Energy Ltd. — Class B*	122	1,216
Pure Cycle Corp.*	162	980
Total Utilities		492,867
TELECOMMUNICATION SERVICES - 0.5%
Cogent Communications Group, Inc.	436	15,490
8x8, Inc.*	798	8,626
Consolidated Communications
Holdings, Inc.	377	7,543
Shenandoah Telecommunications Co.	221	7,136
Cincinnati Bell, Inc.*	1,949	6,744
Vonage Holdings Corp.*	1,447	6,179
Atlantic Tele-Network, Inc.	85	5,603
Premiere Global Services, Inc.*	444	5,355
inContact, Inc.*	502	4,819
Iridium Communications, Inc.*	620	4,656
Inteliquent, Inc.	316	4,591
magicJack VocalTec Ltd.*	181	3,843
USA Mobility, Inc.	204	3,707
General Communication,
Inc. — Class A*	295	3,366
Hawaiian Telcom Holdco, Inc.*	96	2,735
FairPoint Communications, Inc.*	193	2,625
ORBCOMM, Inc.*	383	2,624
IDT Corp. — Class B	155	2,582
NTELOS Holdings Corp.	153	2,066
Lumos Networks Corp.	153	2,046
NII Holdings, Inc.*	1,612	1,918
Cbeyond, Inc.*	254	1,842
HickoryTech Corp.	122	1,560
Towerstream Corp.*	623	1,464
RingCentral, Inc. — Class A*	79	1,430
Boingo Wireless, Inc.*	183	1,241
Straight Path Communications,
Inc. — Class B*	66	486
Total Telecommunication Services		112,277
Total Common Stocks
(Cost $9,375,772)		15,716,747
WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16*,†	54	197
Magnum Hunter Resources Corp.
$8.50, 04/15/16*,1	282	—
Total Warrants
(Cost $344)		197
RIGHTS† - 0.0%
Leap Wireless International
Expires 03/17/15*,††	513	1,293
Cubist Pharmaceuticals, Inc.
Expires 12/31/16*,†	729	474
Omthera Pharmaceuticals, Inc.
Expires 12/31/20*,††	57	34
Central European Media
Enterprises Ltd.
Expires 04/25/14*,††	11	—
Total Rights
(Cost $1,670)		1,801

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Face
	Amount	Value
REPURCHASE AGREEMENTS††,2 - 16.6%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$1,939,572	$1,939,572
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	818,432	818,432
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	553,452	553,452
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	257,862	257,862
Total Repurchase Agreements
(Cost $3,569,318)		3,569,318
SECURITIES LENDING COLLATERAL††,3 - 0.3%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	29,626	29,626
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	26,434	26,434
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% – 0.08%
due 04/01/14	4,983	4,983
Total Securities Lending Collateral
(Cost $61,043)		61,043
Total Investments - 89.9%
(Cost $13,008,147)		$19,349,106
Other Assets & Liabilities, net - 10.1%		2,184,582
Total Net Assets - 100.0%		$21,533,688

		Unrealized
	Contracts	Gain (Loss)
EQUITY FUTURES CONTRACTS PURCHASED†
June 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $9,337,600)	80	$(102,613)

	Units
OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC
April 2014 Russell 2000 Index Swap,
Terminating 04/28/14[4]
(Notional Value $4,924,542)	4,198	$66,438
Goldman Sachs International
April 2014 Russell 2000 Index Swap,
Terminating 04/29/14[4]
(Notional Value $2,121,477)	1,809	22,926
Barclays Bank plc
April 2014 Russell 2000 Index Swap,
Terminating 04/30/14[4]
(Notional Value $216,109)	184	3,912
(Total Notional Value
$7,262,128)		$93,276

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11.
[4]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value - including $58,592 of
securities loaned
(cost $9,377,786)	$15,718,745
Repurchase agreements, at value
(cost $3,630,361)	3,630,361
Total investments
(cost $13,008,147)	19,349,106
Foreign currency, at value
(cost $34)	34
Segregated cash with broker	1,713,668
Unrealized appreciation on swap agreements	93,276
Receivables:
Fund shares sold	694,291
Variation margin	161,600
Dividends	15,766
Securities lending income	433
Interest	2
Total assets	22,028,176
Liabilities:
Payable for:
Fund shares redeemed	349,313
Upon return of securities loaned	61,043
Swap settlement	32,096
Management fees	16,533
Distribution and service fees	5,709
Transfer agent and administrative fees	4,592
Portfolio accounting fees	1,837
Miscellaneous	23,365
Total liabilities	494,488
Net assets	$21,533,688
Net assets consist of:
Paid in capital	$16,109,947
Accumulated net investment loss	(66,937)
Accumulated net realized loss on investments	(840,944)
Net unrealized appreciation on investments	6,331,622
Net assets	$21,533,688
A-Class:
Net assets	$613,914
Capital shares outstanding	11,534
Net asset value per share	$53.23
Maximum offering price per share
(Net asset value divided by 95.25%)	$55.88
C-Class:
Net assets	$1,863,872
Capital shares outstanding	38,766
Net asset value per share	$48.08
H-Class:
Net assets	$19,055,902
Capital shares outstanding	358,669
Net asset value per share	$53.13

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $275)	$323,397
Income from securities lending, net	10,707
Interest	1,802
Total investment income	335,906
Expenses:
Management fees	331,091
Transfer agent and administrative fees	91,970
Distribution and service fees:
A-Class	1,882
C-Class	17,786
H-Class	85,641
Portfolio accounting fees	36,788
Custodian fees	4,066
Trustees’ fees*	3,581
Line of credit interest expense	552
Miscellaneous	72,767
Total expenses	646,124
Net investment loss	(310,218)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,331,065
Swap agreements	2,382,696
Futures contracts	2,406,473
Net realized gain	7,120,234
Net change in unrealized appreciation
(depreciation) on:
Investments	2,179,269
Swap agreements	39,426
Futures contracts	(108,018)
Net change in unrealized appreciation
(depreciation)	2,110,677
Net realized and unrealized gain	9,230,911
Net increase in net assets resulting
from operations	$8,920,693

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(310,218)	$(89,798)
Net realized gain on investments	7,120,234	4,305,014
Net change in unrealized appreciation (depreciation) on investments	2,110,677	2,376,583
Net increase in net assets resulting from operations	8,920,693	6,591,799

Capital share transactions:
Proceeds from sale of shares
A-Class	1,668,443	228,253
C-Class	452,183	228,943
H-Class	344,982,687	250,947,697
Cost of shares redeemed
A-Class	(1,740,054)	(1,182,104)
C-Class	(787,292)	(670,266)
H-Class	(378,994,862)	(227,207,565)
Net increase (decrease) from capital share transactions	(34,418,895)	22,344,958
Net increase (decrease) in net assets	(25,498,202)	28,936,757

Net assets:
Beginning of year	47,031,890	18,095,133
End of year	$21,533,688	$47,031,890
Accumulated net investment loss at end of year	$(66,937)	$(104,531)

Capital share activity:
Shares sold
A-Class	37,199	6,710
C-Class	10,755	7,508
H-Class	7,350,452	7,767,546
Shares redeemed
A-Class	(35,645)	(38,805)
C-Class	(19,078)	(22,694)
H-Class	(8,137,425)	(7,085,665)
Net increase (decrease) in shares	(793,742)	634,600

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$39.32	$32.20	$34.37	$25.24	$12.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.16)	(.39)	(.35)	(.11)
Net gain (loss) on investments (realized and unrealized)	14.28	7.28	(1.78)	9.48	12.86
Total from investment operations	13.91	7.12	(2.17)	9.13	12.75
Net asset value, end of period	$53.23	$39.32	$32.20	$34.37	$25.24

Total Return[b]	35.38%	22.11%	(6.31%)	36.17%	102.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$614	$392	$1,355	$2,312	$585
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(0.51%)	(1.24%)	(1.25%)	(0.59%)
Total expenses	1.72%	1.71%	1.73%	1.72%	1.71%
Portfolio turnover rate	472%	527%	177%	211%	109%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$35.78	$29.52	$31.75	$23.50	$11.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.65)	(.34)	(.54)	(.47)	(.24)
Net gain (loss) on investments (realized and unrealized)	12.95	6.60	(1.69)	8.72	12.03
Total from investment operations	12.30	6.26	(2.23)	8.25	11.79
Net asset value, end of period	$48.08	$35.78	$29.52	$31.75	$23.50

Total Return[b]	34.38%	21.21%	(7.02%)	35.11%	100.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,864	$1,685	$1,839	$2,786	$2,782
Ratios to average net assets:
Net investment income (loss)	(1.55%)	(1.15%)	(1.99%)	(1.90%)	(1.36%)
Total expenses	2.47%	2.46%	2.49%	2.47%	2.46%
Portfolio turnover rate	472%	527%	177%	211%	109%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$39.24	$32.13	$34.29	$25.21	$12.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.08)	(.37)	(.35)	(.19)
Net gain (loss) on investments (realized and unrealized)	14.26	7.19	(1.79)	9.43	12.93
Total from investment operations	13.89	7.11	(2.16)	9.08	12.74
Net asset value, end of period	$53.13	$39.24	$32.13	$34.29	$25.21

Total Return[b]	35.40%	22.13%	(6.30%)	36.02%	102.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,056	$44,955	$14,902	$37,780	$23,320
Ratios to average net assets:
Net investment income (loss)	(0.81%)	(0.25%)	(1.24%)	(1.25%)	(0.94%)
Total expenses	1.72%	1.71%	1.73%	1.72%	1.71%
Portfolio turnover rate	472%	527%	177%	211%	109%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 97

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Russell 2000® Fund H-Class turned in a 22.69% performance for the one-year period ended March 31, 2014. Its benchmark, the Russell 2000 Index, returned 24.90% for the period. Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index.

Among sectors, the biggest performance contributors to the underlying index during the period were Information Technology and Health Care. No sector detracted. Telecommunication Services contributed least to performance of the underlying index for the period, followed by the Utilities sector.

SunEdison, Inc., Isis Pharmaceuticals, Inc. and Rite Aid Corp. were the largest contributors to performance of the underlying index for the year. Axiall Corp., Infinity Pharmaceuticals, Inc. and Coeur Mining, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
athenahealth, Inc.	0.3%
Acuity Brands, Inc.	0.3%
CoStar Group, Inc.	0.2%
SunEdison, Inc.	0.2%
Middleby Corp.	0.2%
Isis Pharmaceuticals, Inc.	0.2%
Rite Aid Corp.	0.2%
NorthStar Realty Finance Corp.	0.2%
Kate Spade & Co.	0.2%
FEI Co.	0.2%
Top Ten Total	2.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

98 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014
			Since
			Inception
	1 Year	5 Year	(05/31/06)
A-Class Shares	22.87%	22.60%	6.23%
A-Class Shares with sales charge†	17.03%	21.42%	5.57%
C-Class Shares	21.78%	21.58%	5.37%
C-Class Shares with CDSC‡	20.78%	21.58%	5.37%
H-Class Shares	22.69%	22.56%	6.21%
Russell 2000 Index	24.90%	24.31%	7.88%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

† Fund returns are calculated using the maximum sales charge of 4.75%.

‡ Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT  |  99

SCHEDULE OF INVESTMENTS	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

COMMON STOCKS† - 73.5%

FINANCIALS - 16.9%
NorthStar Realty Finance Corp.	6,218	$100,358
CNO Financial Group, Inc.	5,008	90,645
Prosperity Bancshares, Inc.	1,359	89,897
FirstMerit Corp.	3,731	77,716
Highwoods Properties, Inc.	2,022	77,665
RLJ Lodging Trust	2,788	74,552
LaSalle Hotel Properties	2,340	73,265
Stifel Financial Corp.*	1,435	71,407
Hancock Holding Co.	1,908	69,927
Prospect Capital Corp.	6,273	67,747
Portfolio Recovery Associates, Inc.*	1,141	66,017
First American Financial Corp.	2,433	64,595
Webster Financial Corp.	2,032	63,113
MGIC Investment Corp.*	7,309	62,272
EPR Properties	1,164	62,146
Primerica, Inc.	1,283	60,442
Texas Capital Bancshares, Inc.*	919	59,679
Radian Group, Inc.	3,895	58,541
Financial Engines, Inc.	1,102	55,959
Sunstone Hotel Investors, Inc.	3,959	54,357
BancorpSouth, Inc.	2,140	53,413
Healthcare Realty Trust, Inc.	2,164	52,261
UMB Financial Corp.	803	51,953
Geo Group, Inc.	1,609	51,874
DiamondRock Hospitality Co.	4,407	51,782
Sovran Self Storage, Inc.	703	51,635
DCT Industrial Trust, Inc.	6,548	51,598
CubeSmart	3,002	51,514
Invesco Mortgage Capital, Inc.	3,047	50,184
MarketAxess Holdings, Inc.	840	49,745
American Realty Capital Properties, Inc.	3,466	48,592
Susquehanna Bancshares, Inc.	4,204	47,884
Bank of the Ozarks, Inc.	696	47,370
Glacier Bancorp, Inc.	1,626	47,268
Umpqua Holdings Corp.	2,526	47,085
IBERIABANK Corp.	670	47,001
First Industrial Realty Trust, Inc.	2,417	46,696
Pebblebrook Hotel Trust	1,382	46,670
Medical Properties Trust, Inc.	3,636	46,504
FNB Corp.	3,384	45,346
Cathay General Bancorp	1,776	44,737
United Bankshares, Inc.	1,460	44,705
PrivateBancorp, Inc. — Class A	1,465	44,697
Lexington Realty Trust	4,050	44,186
First Financial Bankshares, Inc.	707	43,686
Cousins Properties, Inc.	3,783	43,391
EastGroup Properties, Inc.	686	43,156
Ryman Hospitality Properties, Inc.	996	42,350
RLI Corp.	954	42,204
Apollo Investment Corp.	5,066	42,098
Capitol Federal Financial, Inc.	3,352	42,068
Strategic Hotels & Resorts, Inc.*	4,088	41,657
Chambers Street Properties	5,332	41,430
Alexander & Baldwin, Inc.	973	41,411
Western Alliance Bancorporation*	1,670	41,082
Wintrust Financial Corp.	832	40,485
Platinum Underwriters Holdings Ltd.	660	39,666
Evercore Partners, Inc. — Class A	709	39,173
Trustmark Corp.	1,510	38,279
National Health Investors, Inc.	632	38,211
MB Financial, Inc.	1,231	38,112
PennyMac Mortgage Investment Trust	1,582	37,810
Redwood Trust, Inc.	1,847	37,457
New Residential Investment Corp.	5,696	36,853
Janus Capital Group, Inc.	3,364	36,567
Sun Communities, Inc.	810	36,523
PacWest Bancorp[1]	849	36,515
Symetra Financial Corp.	1,837	36,409
Colony Financial, Inc.	1,641	36,020
PS Business Parks, Inc.	430	35,957
Washington Real Estate Investment Trust	1,502	35,868
EverBank Financial Corp.	1,809	35,692
Community Bank System, Inc.	903	35,235
Potlatch Corp.	910	35,208
Home BancShares, Inc.	1,017	35,005
ARMOUR Residential REIT, Inc.	8,424	34,707
Home Loan Servicing Solutions Ltd.	1,596	34,474
Old National Bancorp	2,282	34,025
American Equity Investment
Life Holding Co.	1,437	33,942
First Financial Holdings, Inc.	542	33,940
DuPont Fabros Technology, Inc.	1,410	33,939
First Cash Financial Services, Inc.*	661	33,354
Hilltop Holdings, Inc.*	1,397	33,235
PHH Corp.*	1,283	33,153
Greenhill & Company, Inc.	632	32,851
CVB Financial Corp.	2,065	32,834
Westamerica Bancorporation	606	32,772
Columbia Banking System, Inc.	1,146	32,684
Glimcher Realty Trust	3,256	32,657
Acadia Realty Trust	1,236	32,605
CYS Investments, Inc.	3,932	32,478
Ambac Financial Group, Inc.*	1,017	31,558
Investors Bancorp, Inc.	1,141	31,537
Altisource Residential Corp.	983	31,023
Government Properties Income Trust	1,229	30,971
Kennedy-Wilson Holdings, Inc.	1,371	30,862
Northwest Bancshares, Inc.	2,109	30,791
BBCN Bancorp, Inc.	1,776	30,441
Equity One, Inc.	1,352	30,203
International Bancshares Corp.	1,198	30,046
WisdomTree Investments, Inc.*	2,266	29,730
Enstar Group Ltd.*	218	29,716
Pinnacle Financial Partners, Inc.	792	29,692
LTC Properties, Inc.	783	29,464
Montpelier Re Holdings Ltd.	987	29,373
Selective Insurance Group, Inc.	1,250	29,150
Fifth Street Finance Corp.	3,081	29,146
Main Street Capital Corp.	882	28,983
First Midwest Bancorp, Inc.	1,694	28,934
iStar Financial, Inc.*	1,916	28,280

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Chesapeake Lodging Trust	1,091	$28,071
Argo Group International Holdings Ltd.	611	28,045
Pennsylvania Real Estate
Investment Trust	1,530	27,617
National Penn Bancshares, Inc.	2,639	27,578
Astoria Financial Corp.	1,990	27,502
Capstead Mortgage Corp.	2,151	27,232
Hersha Hospitality Trust — Class A	4,560	26,585
AmTrust Financial Services, Inc.[1]	700	26,327
Virtus Investment Partners, Inc.*	150	25,976
Encore Capital Group, Inc.*	567	25,912
ViewPoint Financial Group, Inc.	895	25,821
Horace Mann Educators Corp.	889	25,781
Sterling Financial Corp.	768	25,597
American Assets Trust, Inc.	758	25,575
Franklin Street Properties Corp.	2,023	25,490
Education Realty Trust, Inc.	2,572	25,386
FelCor Lodging Trust, Inc.	2,795	25,267
HFF, Inc. — Class A	746	25,073
Walter Investment Management Corp.*	832	24,819
Cash America International, Inc.	640	24,781
Provident Financial Services, Inc.	1,346	24,726
Union First Market Bankshares Corp.	958	24,352
Boston Private Financial Holdings, Inc.	1,792	24,246
Retail Opportunity Investments Corp.	1,618	24,173
Hudson Pacific Properties, Inc.	1,047	24,154
Parkway Properties, Inc.	1,320	24,090
NBT Bancorp, Inc.	982	24,020
Sterling Bancorp	1,878	23,775
Ramco-Gershenson Properties Trust	1,445	23,554
Sabra Health Care REIT, Inc.	843	23,511
BofI Holding, Inc.*	273	23,410
First Financial Bancorp	1,301	23,392
STAG Industrial, Inc.	939	22,630
American Capital Mortgage
Investment Corp.	1,196	22,449
Credit Acceptance Corp.*	157	22,318
Solar Capital Ltd.	1,012	22,041
Associated Estates Realty Corp.	1,295	21,937
Chemical Financial Corp.	665	21,579
Nelnet, Inc. — Class A	518	21,186
Independent Bank Corp.	534	21,024
eHealth, Inc.*	412	20,929
Greenlight Capital Re Ltd. — Class A*	635	20,828
National Bank Holdings Corp. — Class A	1,027	20,612
Investors Real Estate Trust	2,271	20,394
Inland Real Estate Corp.	1,922	20,277
First Commonwealth Financial Corp.	2,204	19,924
Renasant Corp.	683	19,841
Park National Corp.	256	19,684
Hercules Technology Growth Capital, Inc.	1,391	19,571
KCG Holdings, Inc. — Class A*	1,602	19,112
United Community Banks, Inc.*	972	18,867
BGC Partners, Inc. — Class A	2,858	18,691
WesBanco, Inc.	585	18,621
AMERISAFE, Inc.	418	18,354
Eagle Bancorp, Inc.*	498	17,978
Banner Corp.	436	17,968
OFG Bancorp	1,030	17,706
ICG Group, Inc.*	859	17,541
Banco Latinoamericano de Comercio
Exterior S.A. — Class E	655	17,299
Infinity Property & Casualty Corp.	255	17,246
First Potomac Realty Trust	1,323	17,093
First Merchants Corp.	785	16,987
Investment Technology Group, Inc.*	840	16,968
Northfield Bancorp, Inc.	1,314	16,898
Cohen & Steers, Inc.	422	16,817
Stewart Information Services Corp.	477	16,757
Summit Hotel Properties, Inc.	1,800	16,704
Piper Jaffray Cos.*	363	16,625
Hanmi Financial Corp.	712	16,590
PennantPark Investment Corp.	1,498	16,553
Wilshire Bancorp, Inc.	1,487	16,506
Oritani Financial Corp.	1,025	16,205
Anworth Mortgage Asset Corp.	3,264	16,189
Kite Realty Group Trust	2,694	16,164
Triangle Capital Corp.	624	16,155
Tompkins Financial Corp.	328	16,059
S&T Bancorp, Inc.	674	15,974
Resource Capital Corp.	2,865	15,958
City Holding Co.	350	15,701
Ashford Hospitality Trust, Inc.	1,381	15,564
Alexander’s, Inc.	43	15,523
Safety Insurance Group, Inc.	288	15,509
BlackRock Kelso Capital Corp.	1,671	15,323
Golub Capital BDC, Inc.	839	14,968
TrustCo Bank Corp. NY	2,121	14,932
Brookline Bancorp, Inc.	1,577	14,855
Select Income REIT	490	14,832
Lakeland Financial Corp.	367	14,761
World Acceptance Corp.*,1	195	14,641
Flushing Financial Corp.	690	14,538
New Mountain Finance Corp.	998	14,521
Berkshire Hills Bancorp, Inc.	560	14,493
CoreSite Realty Corp.	467	14,477
RAIT Financial Trust	1,702	14,450
Employers Holdings, Inc.	696	14,080
Navigators Group, Inc.*	229	14,058
United Fire Group, Inc.	463	14,052
Sandy Spring Bancorp, Inc.	560	13,989
Maiden Holdings Ltd.	1,118	13,953
Forestar Group, Inc.*	782	13,920
Bancorp, Inc.*	738	13,882
Simmons First National Corp. — Class A	372	13,864
Apollo Commercial Real
Estate Finance, Inc.	832	13,836
Excel Trust, Inc.	1,074	13,618
PICO Holdings, Inc.*	511	13,281
Capital Bank Financial Corp. — Class A*	524	13,158
Community Trust Bancorp, Inc.	316	13,108
Ameris Bancorp*	561	13,071
WSFS Financial Corp.	179	12,786
State Bank Financial Corp.	721	12,754

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Cardinal Financial Corp.	715	$12,748
Campus Crest Communities, Inc.	1,455	12,629
TCP Capital Corp.	763	12,628
Southside Bancshares, Inc.	399	12,521
EZCORP, Inc. — Class A*	1,153	12,441
Medley Capital Corp.	904	12,303
FXCM, Inc. — Class A	825	12,185
Washington Trust Bancorp, Inc.	325	12,178
Dime Community Bancshares, Inc.	713	12,107
New York Mortgage Trust, Inc.	1,553	12,082
Chatham Lodging Trust	592	11,970
Apollo Residential Mortgage, Inc.	718	11,653
Urstadt Biddle Properties, Inc. — Class A	563	11,632
TICC Capital Corp.	1,179	11,531
Green Dot Corp. — Class A*	580	11,327
Universal Health Realty Income Trust	266	11,236
First Interstate Bancsystem, Inc. — Class A	398	11,232
Dynex Capital, Inc.	1,237	11,071
National Western Life Insurance
Co. — Class A	45	11,003
AG Mortgage Investment Trust, Inc.	626	10,961
Getty Realty Corp.	576	10,881
1st Source Corp.	339	10,879
Tejon Ranch Co.*	314	10,623
Terreno Realty Corp.	561	10,609
Safeguard Scientifics, Inc.*	477	10,580
GAMCO Investors, Inc. — Class A	136	10,560
Capital Southwest Corp.	304	10,555
THL Credit, Inc.	760	10,488
Agree Realty Corp.	331	10,066
Central Pacific Financial Corp.	495	9,999
Flagstar Bancorp, Inc.*	450	9,999
Cedar Realty Trust, Inc.	1,633	9,978
Cowen Group, Inc. — Class A*	2,203	9,715
SY Bancorp, Inc.	307	9,713
Westwood Holdings Group, Inc.	154	9,654
Monmouth Real Estate
Investment Corp. — Class A	1,008	9,616
Beneficial Mutual Bancorp, Inc.*	723	9,536
First Busey Corp.	1,635	9,483
Arlington Asset Investment
Corp. — Class A	356	9,427
Customers Bancorp, Inc.*	445	9,287
Rouse Properties, Inc.	538	9,275
TowneBank	597	9,259
Trico Bancshares	357	9,257
Taylor Capital Group, Inc.*	384	9,185
BancFirst Corp.	162	9,174
CoBiz Financial, Inc.	794	9,147
CyrusOne, Inc.	436	9,082
Heartland Financial USA, Inc.	336	9,069
Lakeland Bancorp, Inc.	800	9,000
Third Point Reinsurance Ltd.*	566	8,971
First BanCorp*	1,620	8,813
Bryn Mawr Bank Corp.	304	8,734
Diamond Hill Investment Group, Inc.	66	8,675
Enterprise Financial Services Corp.	430	8,630
FBL Financial Group, Inc. — Class A	197	8,534
Western Asset Mortgage Capital Corp.	545	8,524
First Financial Corp.	253	8,521
First Bancorp	447	8,493
Winthrop Realty Trust	719	8,333
United Financial Bancorp, Inc.	447	8,220
German American Bancorp, Inc.	284	8,205
Saul Centers, Inc.	173	8,193
NewStar Financial, Inc.*	589	8,164
HCI Group, Inc.	223	8,117
DFC Global Corp.*	911	8,044
Rockville Financial, Inc.	578	7,855
MainSource Financial Group, Inc.	458	7,832
OneBeacon Insurance Group
Class A	506	7,823
Southwest Bancorp, Inc.	440	7,770
Univest Corporation of Pennsylvania	376	7,716
Federal Agricultural Mortgage
Corp. — Class C	228	7,581
Universal Insurance Holdings, Inc.	588	7,468
HomeTrust Bancshares, Inc.*	469	7,401
Centerstate Banks, Inc.	675	7,371
Citizens, Inc.*	982	7,267
Financial Institutions, Inc.	315	7,251
AmREIT, Inc. — Class B	437	7,241
First of Long Island Corp.	177	7,188
State Auto Financial Corp.	335	7,139
BNC Bancorp	410	7,105
Camden National Corp.	170	7,004
Whitestone REIT — Class B	485	7,003
Ladenburg Thalmann Financial
Services, Inc.*	2,318	7,000
Hudson Valley Holding Corp.	367	6,991
Gramercy Property Trust, Inc.	1,340	6,914
Yadkin Financial Corp.*	322	6,894
MVC Capital, Inc.	505	6,843
Great Southern Bancorp, Inc.	226	6,787
Phoenix Companies, Inc.*	131	6,779
Metro Bancorp, Inc.*	320	6,765
Preferred Bank/Los Angeles CA*	260	6,750
Park Sterling Corp.	1,011	6,723
Bank Mutual Corp.	1,048	6,644
Bridge Bancorp, Inc.	247	6,597
Meadowbrook Insurance Group, Inc.	1,122	6,541
Crawford & Co. — Class B	592	6,459
Ares Commercial Real Estate Corp.	480	6,437
Arrow Financial Corp.	240	6,346
First Community Bancshares, Inc.	381	6,233
Aviv REIT, Inc.	254	6,210
Washington Banking Co.	348	6,187
Oppenheimer Holdings, Inc. — Class A	220	6,171
MCG Capital Corp.	1,608	6,094
Walker & Dunlop, Inc.*	371	6,066
First Connecticut Bancorp, Inc.	387	6,060
Peoples Bancorp, Inc.	245	6,059
Bank of Marin Bancorp	134	6,033
Meta Financial Group, Inc.	134	6,010

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

International. FCStone, Inc.*	319	$6,000
Medallion Financial Corp.	453	5,984
Pacific Premier Bancorp, Inc.*	370	5,972
Gladstone Commercial Corp.	343	5,948
Fidus Investment Corp.	304	5,870
Heritage Financial Corp.	345	5,837
First Defiance Financial Corp.	214	5,804
OmniAmerican Bancorp, Inc.	254	5,789
Calamos Asset Management,
Inc. — Class A	445	5,754
Suffolk Bancorp*	257	5,731
HomeStreet, Inc.	290	5,670
CNB Financial Corp.	320	5,658
National Bankshares, Inc.	154	5,623
Physicians Realty Trust	403	5,610
One Liberty Properties, Inc.	261	5,565
Pacific Continental Corp.	404	5,559
GFI Group, Inc.	1,563	5,549
Charter Financial Corp.	511	5,524
OceanFirst Financial Corp.	312	5,519
Penns Woods Bancorp, Inc.	113	5,512
American Residential Properties, Inc.*	305	5,484
KCAP Financial, Inc.	632	5,473
Baldwin & Lyons, Inc. — Class B	207	5,442
Citizens & Northern Corp.	274	5,401
Rexford Industrial Realty, Inc.	376	5,332
Consolidated-Tomoka Land Co.	132	5,317
Silver Bay Realty Trust Corp.	340	5,277
Bridge Capital Holdings*	219	5,203
1st United Bancorp, Inc.	673	5,155
Manning & Napier, Inc. — Class A	307	5,148
Bank of Kentucky Financial Corp.	137	5,143
Territorial Bancorp, Inc.	236	5,098
FBR & Co.*	197	5,089
Center Bancorp, Inc.	265	5,035
Home Federal Bancorp, Inc.	321	4,995
Global Indemnity plc — Class A*	187	4,926
Gladstone Investment Corp.	592	4,896
SWS Group, Inc.*	652	4,877
West Bancorporation, Inc.	320	4,861
Republic Bancorp, Inc. — Class A	214	4,836
Independent Bank Group, Inc.	82	4,818
Meridian Interstate Bancorp, Inc.*	188	4,807
Gladstone Capital Corp.	476	4,798
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	334	4,793
PennyMac Financial Services,
Inc. — Class A*	288	4,792
Kearny Financial Corp.*	322	4,759
Ames National Corp.	213	4,695
BankFinancial Corp.	470	4,691
Guaranty Bancorp	328	4,674
Fox Chase Bancorp, Inc.	273	4,600
Franklin Financial Corp.*	234	4,577
Fidelity Southern Corp.	327	4,568
Tree.com, Inc.*	147	4,563
PennantPark Floating Rate Capital Ltd.	330	4,561
Banc of California, Inc.	367	4,503
Kansas City Life Insurance Co.	92	4,434
Horizon Bancorp	199	4,434
GSV Capital Corp.*	435	4,411
United Community Financial Corp.*	1,114	4,367
Peapack Gladstone Financial Corp.	198	4,356
Solar Senior Capital Ltd.	254	4,346
Firsthand Technology Value Fund, Inc.	203	4,334
Armada Hoffler Properties, Inc.	425	4,267
Sierra Bancorp	268	4,267
Seacoast Banking Corporation of Florida*	385	4,235
Merchants Bancshares, Inc.	129	4,207
Empire State Realty Trust, Inc. — Class A	272	4,110
Mercantile Bank Corp.	199	4,103
National Interstate Corp.	151	4,048
Ashford Hospitality Prime, Inc.	265	4,007
NewBridge Bancorp*	559	3,991
American National Bankshares, Inc.	169	3,975
Stellus Capital Investment Corp.	275	3,955
CU Bancorp*	211	3,882
AV Homes, Inc.*	214	3,871
Marlin Business Services Corp.	186	3,871
Farmers Capital Bank Corp.*	170	3,818
Northrim BanCorp, Inc.	148	3,802
ESB Financial Corp.	288	3,764
MidWestOne Financial Group, Inc.	149	3,761
Capital City Bank Group, Inc.	283	3,758
Heritage Commerce Corp.	464	3,740
Heritage Oaks Bancorp*	457	3,693
JAVELIN Mortgage Investment Corp.	270	3,621
Nicholas Financial, Inc.	224	3,524
Tower Group International Ltd.	1,298	3,505
UMH Properties, Inc.	356	3,482
First Financial Northwest, Inc.	341	3,461
EMC Insurance Group, Inc.	97	3,446
First Bancorp, Inc.	210	3,423
Bar Harbor Bankshares	89	3,413
Enterprise Bancorp, Inc.	161	3,275
Provident Financial Holdings, Inc.	209	3,223
BBX Capital Corp. — Class A*	164	3,190
NGP Capital Resources Co.	471	3,184
MidSouth Bancorp, Inc.	187	3,147
First NBC Bank Holding Co.*	90	3,137
Home Bancorp, Inc.*	148	3,107
First Security Group, Inc.*	1,481	3,080
Sun Bancorp, Inc.*	915	3,074
Westfield Financial, Inc.	411	3,062
Regional Management Corp.*	122	3,009
Pzena Investment Management,
Inc. — Class A	253	2,978
Intervest Bancshares Corp. — Class A*	398	2,965
Consumer Portfolio Services, Inc.*	410	2,804
Macatawa Bank Corp.	533	2,686
LCNB Corp.	154	2,664
CommunityOne Bancorp*	237	2,659
Hallmark Financial Services, Inc.*	319	2,651
Gain Capital Holdings, Inc.	240	2,594

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Access National Corp.	160	$2,594
Century Bancorp, Inc. — Class A	76	2,592
Hingham Institution for Savings	32	2,512
Investors Title Co.	33	2,505
JMP Group, Inc.	352	2,503
NASB Financial, Inc.	97	2,444
Donegal Group, Inc. — Class A	167	2,435
C&F Financial Corp.	72	2,386
Ellington Residential Mortgage REIT	140	2,369
Resource America, Inc. — Class A	275	2,357
Independence Holding Co.	172	2,308
Clifton Bancorp, Inc.	194	2,274
Horizon Technology Finance Corp.	180	2,252
WhiteHorse Finance, Inc.	160	2,251
Silvercrest Asset Management
Group, Inc. — Class A	122	2,231
Imperial Holdings, Inc.*	383	2,202
Chemung Financial Corp.	80	2,170
ESSA Bancorp, Inc.	198	2,152
Tristate Capital Holdings, Inc.*	150	2,132
Middleburg Financial Corp.	118	2,078
ZAIS Financial Corp.	124	2,066
Springleaf Holdings, Inc.*	78	1,962
ConnectOne Bancorp, Inc.*	40	1,958
Waterstone Financial, Inc.*	185	1,922
Garrison Capital, Inc.	135	1,908
VantageSouth Bancshares, Inc.*	270	1,898
Essent Group Ltd.*	78	1,752
RCS Capital Corp. — Class A	45	1,751
Palmetto Bancshares, Inc.*	95	1,339
First Marblehead Corp.*	210	1,268
CIFC Corp.	154	1,254
Doral Financial Corp.*	143	1,241
Hampton Roads Bankshares, Inc.*	752	1,196
QTS Realty Trust, Inc. — Class A	47	1,179
RE/MAX Holdings, Inc. — Class A*	39	1,124
Health Insurance Innovations,
Inc. — Class A*	105	1,086
Fortegra Financial Corp.*	148	1,040
California First National Bancorp	54	829
Cascade Bancorp*	138	773
First Federal Bancshares of Arkansas, Inc.*	69	633
JGWPT Holdings, Inc. — Class A*	32	584
Stonegate Mortgage Corp.*	32	476
Marcus & Millichap, Inc.*	23	410
Blue Capital Reinsurance Holdings Ltd.*	16	278
Capitala Finance Corp.	8	154
Total Financials		8,510,250
INFORMATION TECHNOLOGY - 13.2%
CoStar Group, Inc.*	644	120,261
SunEdison, Inc.*	6,003	113,096
FEI Co.	940	96,838
PTC, Inc.*	2,691	95,341
Aspen Technology, Inc.*	2,108	89,294
Ultimate Software Group, Inc.*	624	85,488
WEX, Inc.*	871	82,789
ARRIS Group, Inc.*	2,625	73,974
MAXIMUS, Inc.	1,541	69,130
Belden, Inc.	993	69,113
CommVault Systems, Inc.*	1,043	67,742
Cognex Corp.*	1,958	66,297
Anixter International, Inc.	609	61,825
Manhattan Associates, Inc.*	1,758	61,583
ViaSat, Inc.*	886	61,169
Tyler Technologies, Inc.*	711	59,496
Acxiom Corp.*	1,668	57,372
Verint Systems, Inc.*	1,191	55,894
Finisar Corp.*	2,108	55,883
Yelp, Inc. — Class A*	713	54,851
Guidewire Software, Inc.*	1,094	53,661
ACI Worldwide, Inc.*	894	52,916
SS&C Technologies Holdings, Inc.*	1,307	52,306
Microsemi Corp.*	2,089	52,288
Qlik Technologies, Inc.*	1,960	52,116
Ciena Corp.*	2,286	51,984
j2 Global, Inc.	1,037	51,902
Convergys Corp.	2,363	51,773
Cavium, Inc.*	1,154	50,464
RF Micro Devices, Inc.*	6,336	49,928
GT Advanced Technologies, Inc.*	2,916	49,718
TriQuint Semiconductor, Inc.*	3,682	49,302
Dealertrack Technologies, Inc.*	984	48,403
Aruba Networks, Inc.*	2,565	48,094
Mentor Graphics Corp.	2,148	47,299
Euronet Worldwide, Inc.*	1,119	46,539
Littelfuse, Inc.	494	46,257
Zillow, Inc. — Class A*,1	525	46,253
Electronics for Imaging, Inc.*	1,050	45,475
Fair Isaac Corp.	812	44,920
Hittite Microwave Corp.	707	44,569
Synaptics, Inc.*	729	43,754
Cornerstone OnDemand, Inc.*	909	43,514
Plantronics, Inc.	972	43,205
International Rectifier Corp.*	1,567	42,936
Power Integrations, Inc.	650	42,757
Sapient Corp.*	2,489	42,462
Conversant, Inc.*	1,502	42,281
Take-Two Interactive Software, Inc.*	1,827	40,066
Cardtronics, Inc.*	1,009	39,200
OpenTable, Inc.*	508	39,080
Semtech Corp.*	1,514	38,365
CACI International, Inc. — Class A*	517	38,155
Entegris, Inc.*	3,142	38,050
TiVo, Inc.*	2,850	37,706
Intersil Corp. — Class A	2,868	37,055
Veeco Instruments, Inc.*	878	36,815
Integrated Device Technology, Inc.*	2,973	36,360
Vistaprint N.V.*	735	36,177
SYNNEX Corp.*	595	36,063
Coherent, Inc.*	549	35,877
MKS Instruments, Inc.	1,190	35,569
PMC-Sierra, Inc.*	4,595	34,968
Heartland Payment Systems, Inc.	822	34,072

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Cypress Semiconductor Corp.	3,312	$34,014
Cray, Inc.*	890	33,214
Sanmina Corp.*	1,869	32,613
ADTRAN, Inc.	1,335	32,587
Web.com Group, Inc.*	946	32,192
Monolithic Power Systems, Inc.*	830	32,179
Blackbaud, Inc.	1,025	32,083
Itron, Inc.*	894	31,773
Syntel, Inc.*	343	30,836
Plexus Corp.*	767	30,733
InterDigital, Inc.	924	30,594
NetScout Systems, Inc.*	811	30,477
InvenSense, Inc. — Class A*	1,275	30,179
Unisys Corp.*	989	30,125
Bottomline Technologies de, Inc.*	851	29,913
SunPower Corp. — Class A*	927	29,905
NETGEAR, Inc.*	870	29,345
Universal Display Corp.*	905	28,879
Cirrus Logic, Inc.*	1,429	28,394
NIC, Inc.	1,456	28,115
Tessera Technologies, Inc.	1,184	27,978
Benchmark Electronics, Inc.*	1,229	27,837
Rambus, Inc.*	2,515	27,036
OSI Systems, Inc.*	445	26,638
WebMD Health Corp. — Class A*	640	26,496
comScore, Inc.*	802	26,298
Monotype Imaging Holdings, Inc.	859	25,890
Methode Electronics, Inc.	836	25,632
QLogic Corp.*	2,010	25,627
Progress Software Corp.*	1,171	25,528
Interactive Intelligence Group, Inc.*	351	25,448
ScanSource, Inc.*	624	25,440
Imperva, Inc.*	456	25,399
Demandware, Inc.*	396	25,368
iGATE Corp.*	782	24,664
Insight Enterprises, Inc.*	980	24,608
MTS Systems Corp.	359	24,588
ATMI, Inc.*	722	24,555
LogMeIn, Inc.*	544	24,420
Rogers Corp.*	387	24,157
MicroStrategy, Inc. — Class A*	208	24,001
Infinera Corp.*	2,611	23,708
Infoblox, Inc.*	1,181	23,691
Measurement Specialties, Inc.*	348	23,612
Cabot Microelectronics Corp.*	528	23,232
ExlService Holdings, Inc.*	737	22,781
Synchronoss Technologies, Inc.*	660	22,631
CalAmp Corp.*	790	22,017
SPS Commerce, Inc.*	358	21,999
Advanced Energy Industries, Inc.*	887	21,732
Advent Software, Inc.	736	21,609
OmniVision Technologies, Inc.*	1,215	21,506
Diodes, Inc.*	801	20,922
Trulia, Inc.*	625	20,750
FARO Technologies, Inc.*	388	20,564
Envestnet, Inc.*	509	20,452
Lattice Semiconductor Corp.*	2,602	20,400
CSG Systems International, Inc.	759	19,764
RealPage, Inc.*,1	1,050	19,068
Fusion-io, Inc.*	1,810	19,041
Proofpoint, Inc.*	513	19,022
Spansion, Inc. — Class A*	1,065	18,552
Ultratech, Inc.*	628	18,331
Newport Corp.*	879	18,178
Blucora, Inc.*	920	18,115
II-VI, Inc.*	1,154	17,806
Badger Meter, Inc.	323	17,797
Monster Worldwide, Inc.*	2,365	17,690
Bankrate, Inc.*	1,037	17,567
Sykes Enterprises, Inc.*	884	17,565
Comverse, Inc.*	500	17,290
Ellie Mae, Inc.*	595	17,160
BroadSoft, Inc.*	634	16,947
Constant Contact, Inc.*	687	16,804
Virtusa Corp.*	499	16,721
Sonus Networks, Inc.*	4,864	16,392
Brooks Automation, Inc.	1,494	16,329
Applied Micro Circuits Corp.*	1,649	16,325
EVERTEC, Inc.	660	16,302
Harmonic, Inc.*	2,278	16,265
EPAM Systems, Inc.*	490	16,121
PROS Holdings, Inc.*	505	15,913
ManTech International Corp. — Class A	540	15,881
Ixia*	1,269	15,863
Accelrys, Inc.*	1,261	15,712
CTS Corp.	752	15,702
Rofin-Sinar Technologies, Inc.*	634	15,191
LivePerson, Inc.*	1,239	14,955
Liquidity Services, Inc.*	555	14,458
Park Electrochemical Corp.	468	13,979
Pegasystems, Inc.	395	13,951
SciQuest, Inc.*	509	13,751
Perficient, Inc.*	752	13,626
VirnetX Holding Corp.*,1	950	13,471
Emulex Corp.*	1,816	13,420
Fabrinet*	639	13,272
Digital River, Inc.*	751	13,090
Ubiquiti Networks, Inc.*	286	13,004
Tangoe, Inc.*	695	12,920
FleetMatics Group plc*	386	12,912
Checkpoint Systems, Inc.*	926	12,427
Super Micro Computer, Inc.*	715	12,420
Shutterstock, Inc.*	170	12,344
Ruckus Wireless, Inc.*	1,015	12,342
Extreme Networks, Inc.*	2,099	12,174
Silicon Image, Inc.*	1,743	12,027
Comtech Telecommunications Corp.	374	11,916
Daktronics, Inc.	827	11,901
Ebix, Inc.	695	11,864
Cass Information Systems, Inc.	227	11,704
Photronics, Inc.*	1,372	11,703
Micrel, Inc.	1,049	11,623
Angie’s List, Inc.*	954	11,620
ServiceSource International, Inc.*	1,371	11,571

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

ShoreTel, Inc.*	1,329	$11,429
Callidus Software, Inc.*	897	11,230
AVG Technologies N.V.*	535	11,214
Ambarella, Inc.*	412	11,005
TeleTech Holdings, Inc.*	448	10,980
Amkor Technology, Inc.*	1,584	10,866
Move, Inc.*	902	10,427
Exar Corp.*	858	10,253
PDF Solutions, Inc.*	562	10,212
Global Cash Access Holdings, Inc.*	1,488	10,208
RealD, Inc.*	911	10,176
TTM Technologies, Inc.*	1,195	10,098
Forrester Research, Inc.	278	9,966
Integrated Silicon Solution, Inc.*	635	9,874
Stamps.com, Inc.*	290	9,732
Epiq Systems, Inc.	706	9,623
Mercury Systems, Inc.*	724	9,564
Parkervision, Inc.*	1,990	9,552
LTX-Credence Corp.*	1,072	9,552
Inphi Corp.*	588	9,461
Nanometrics, Inc.*	524	9,416
Silicon Graphics International Corp.*	759	9,321
GSI Group, Inc.*	687	8,972
Intralinks Holdings, Inc.*	862	8,818
Lionbridge Technologies, Inc.*	1,307	8,770
Ceva, Inc.*	499	8,762
Black Box Corp.	358	8,714
Qualys, Inc.*	337	8,570
Internap Network Services Corp.*	1,207	8,546
E2open, Inc.*	362	8,532
MoneyGram International, Inc.*	483	8,525
Maxwell Technologies, Inc.*	653	8,437
Rudolph Technologies, Inc.*	738	8,421
EarthLink Holdings Corp.	2,318	8,368
Global Eagle Entertainment, Inc.*	525	8,285
Entropic Communications, Inc.*	2,015	8,241
DTS, Inc.*	406	8,023
Bazaarvoice, Inc.*	1,083	7,906
FormFactor, Inc.*	1,212	7,745
CIBER, Inc.*	1,684	7,713
Oplink Communications, Inc.*	429	7,705
Seachange International, Inc.*	734	7,663
Calix, Inc.*	901	7,595
Electro Rent Corp.	419	7,370
Supertex, Inc.*	219	7,223
Jive Software, Inc.*	892	7,145
Ultra Clean Holdings, Inc.*	538	7,075
Glu Mobile, Inc.*	1,446	6,854
Immersion Corp.*	630	6,647
NVE Corp.*	113	6,446
Actuate Corp.*	1,066	6,417
Dice Holdings, Inc.*	858	6,401
Brightcove, Inc.*	633	6,222
PLX Technology, Inc.*	1,026	6,207
Blackhawk Network Holdings, Inc.*	254	6,195
IXYS Corp.	545	6,186
XO Group, Inc.*	604	6,125
Cohu, Inc.	561	6,025
Datalink Corp.*	429	5,976
Digi International, Inc.*	582	5,907
KEMET Corp.*	1,010	5,868
Computer Task Group, Inc.	344	5,845
Quantum Corp.*	4,781	5,833
Zix Corp.*	1,389	5,750
Vocus, Inc.*	425	5,665
Kopin Corp.*	1,494	5,647
Zygo Corp.*	371	5,635
Millennial Media, Inc.*	795	5,501
ChannelAdvisor Corp.*	145	5,472
American Software, Inc. — Class A	537	5,461
Marchex, Inc. — Class B	512	5,381
Electro Scientific Industries, Inc.	538	5,299
Vringo, Inc.*	1,514	5,254
Axcelis Technologies, Inc.*	2,435	5,235
Mesa Laboratories, Inc.	58	5,235
Marketo, Inc.*	160	5,227
Gigamon, Inc.*	170	5,166
MaxLinear, Inc. — Class A*	536	5,081
Higher One Holdings, Inc.*	702	5,075
Gogo, Inc.*	245	5,032
Cvent, Inc.*	139	5,025
Rubicon Technology, Inc.*	438	4,945
M/A-COM Technology Solutions
Holdings, Inc.*	238	4,891
VASCO Data Security International, Inc.*	648	4,886
Vishay Precision Group, Inc.*	279	4,849
Unwired Planet, Inc.*	2,231	4,841
MoSys, Inc.*	1,057	4,799
Bel Fuse, Inc. — Class B	219	4,796
Procera Networks, Inc.*	461	4,790
ePlus, Inc.*	85	4,740
QuinStreet, Inc.*	705	4,681
KVH Industries, Inc.*	349	4,593
PRGX Global, Inc.*	646	4,477
Imation Corp.*	767	4,426
Tessco Technologies, Inc.	118	4,408
Agilysys, Inc.*	319	4,275
PC Connection, Inc.	208	4,227
Guidance Software, Inc.*	377	4,170
Travelzoo, Inc.*	182	4,168
Pericom Semiconductor Corp.*	520	4,072
Digimarc Corp.	128	4,019
Demand Media, Inc.*	815	3,953
DSP Group, Inc.*	445	3,845
RealNetworks, Inc.*	503	3,813
Alliance Fiber Optic Products, Inc.	260	3,762
Luxoft Holding, Inc.*	106	3,717
Westell Technologies, Inc. — Class A*	997	3,679
Speed Commerce, Inc.*	1,010	3,676
PC-Telephone, Inc.	420	3,667
Peregrine Semiconductor Corp.*	600	3,630
Aeroflex Holding Corp.*	433	3,598
NeoPhotonics Corp.*	451	3,576
ModusLink Global Solutions, Inc.*	832	3,519

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Xoom Corp.*	180	$3,514
Sapiens International
Corporation N.V.*	433	3,512
United Online, Inc.	302	3,491
Hackett Group, Inc.	582	3,480
Neonode, Inc.*	610	3,471
Numerex Corp. — Class A*	311	3,399
Reis, Inc.*	187	3,375
Sigma Designs, Inc.*	694	3,303
GSI Technology, Inc.*	458	3,165
ANADIGICS, Inc.*	1,849	3,143
Textura Corp.*	122	3,076
support.com, Inc.*	1,186	3,024
Rosetta Stone, Inc.*	257	2,884
Alpha & Omega Semiconductor Ltd.*	386	2,841
Carbonite, Inc.*	275	2,802
Richardson Electronics Ltd.	259	2,787
Limelight Networks, Inc.*	1,205	2,627
Audience, Inc.*	210	2,625
Planet Payment, Inc.*	957	2,622
QAD, Inc. — Class A	127	2,595
Multi-Fineline Electronix, Inc.*	201	2,573
TeleCommunication Systems,
Inc. — Class A*	1,070	2,461
Telenav, Inc.*	401	2,390
Silver Spring Networks, Inc.*	130	2,259
Control4 Corp.*	106	2,248
Marin Software, Inc.*	211	2,230
Aviat Networks, Inc.*	1,382	2,197
Mitek Systems, Inc.*	565	2,187
Spark Networks, Inc.*	398	2,082
eGain Corp.*	290	2,047
Rally Software Development Corp.*	150	2,007
TechTarget, Inc.*	267	1,925
Radisys Corp.*	523	1,878
Model N, Inc.*	183	1,850
Uni-Pixel, Inc.*	230	1,762
Hutchinson Technology, Inc.*	525	1,486
Benefitfocus, Inc.*	24	1,127
Intermolecular, Inc.*	385	1,078
Viasystems Group, Inc.*	82	1,027
Endurance International
Group Holdings, Inc.*	78	1,015
YuMe, Inc.*	116	848
Cyan, Inc.*	180	769
Wix.com Ltd.*	32	735
Rocket Fuel, Inc.*	16	686
Tremor Video, Inc.*	166	684
Barracuda Networks, Inc.*	15	509
Chegg, Inc.*	47	329
Mavenir Systems, Inc.*	16	286
Violin Memory, Inc.*	63	252
Applied Optoelectronics, Inc.*	8	197
Net Element, Inc.*	51	177
Covisint Corp.*	24	176
Total Information Technology		6,658,592
INDUSTRIALS - 10.8%
Acuity Brands, Inc.	961	127,401
Middleby Corp.*	418	110,440
HEICO Corp.	1,495	89,938
Teledyne Technologies, Inc.*	844	82,146
Spirit Airlines, Inc.*	1,359	80,724
Esterline Technologies Corp.*	708	75,430
EnerSys, Inc.	1,085	75,181
EMCOR Group, Inc.	1,509	70,607
Generac Holdings, Inc.	1,163	68,582
Curtiss-Wright Corp.	1,050	66,717
Moog, Inc. — Class A*	1,016	66,558
Woodward, Inc.	1,553	64,496
CLARCOR, Inc.	1,121	64,289
Deluxe Corp.	1,147	60,184
MasTec, Inc.*	1,337	58,079
Watsco, Inc.	574	57,349
USG Corp.*	1,729	56,572
Actuant Corp. — Class A	1,644	56,143
Corporate Executive Board Co.	753	55,895
Chart Industries, Inc.*	683	54,333
Advisory Board Co.*	795	51,079
DigitalGlobe, Inc.*	1,679	48,708
Swift Transportation Co. — Class A*	1,889	46,753
Barnes Group, Inc.	1,211	46,587
Applied Industrial Technologies, Inc.	948	45,733
JetBlue Airways Corp.*	5,235	45,492
Franklin Electric Company, Inc.	1,068	45,411
Healthcare Services Group, Inc.	1,540	44,753
Tetra Tech, Inc.*	1,458	43,143
Herman Miller, Inc.	1,324	42,540
Beacon Roofing Supply, Inc.*	1,093	42,255
On Assignment, Inc.*	1,032	39,825
Mueller Industries, Inc.	1,258	37,727
Watts Water Technologies, Inc. — Class A	642	37,679
Orbital Sciences Corp.*	1,349	37,637
HNI Corp.	1,028	37,584
Mobile Mini, Inc.	865	37,507
Allegiant Travel Co. — Class A	335	37,497
United Stationers, Inc.	909	37,333
MSA Safety, Inc.	637	36,309
UniFirst Corp.	330	36,280
Polypore International, Inc.*	1,049	35,886
ABM Industries, Inc.	1,226	35,235
Granite Construction, Inc.	874	34,899
EnPro Industries, Inc.*	473	34,373
Mueller Water Products, Inc. — Class A	3,561	33,830
TriMas Corp.*	1,012	33,598
Hub Group, Inc. — Class A*	836	33,431
RBC Bearings, Inc.*	522	33,251
Huron Consulting Group, Inc.*	520	32,958
TAL International Group, Inc.	766	32,838
Korn/Ferry International*	1,098	32,687
Simpson Manufacturing Company, Inc.	909	32,114
WageWorks, Inc.*	565	31,702
Steelcase, Inc. — Class A	1,904	31,625
Forward Air Corp.	679	31,309

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Brink’s Co.	1,083	$30,920
Knight Transportation, Inc.	1,326	30,670
FTI Consulting, Inc.*	904	30,139
Aircastle Ltd.	1,538	29,806
CIRCOR International, Inc.	397	29,112
GrafTech International Ltd.*	2,634	28,763
General Cable Corp.	1,116	28,581
Trex Company, Inc.*	390	28,532
Brady Corp. — Class A	1,041	28,263
Interface, Inc. — Class A	1,336	27,455
G&K Services, Inc. — Class A	441	26,976
TrueBlue, Inc.*	920	26,919
Tennant Co.	410	26,904
H&E Equipment Services, Inc.*	665	26,899
Meritor, Inc.*	2,192	26,852
Raven Industries, Inc.	818	26,790
Werner Enterprises, Inc.	1,027	26,199
Proto Labs, Inc.*	381	25,782
Lindsay Corp.[1]	291	25,660
AZZ, Inc.	571	25,513
Rush Enterprises, Inc. — Class A*	783	25,432
Greenbrier Companies, Inc.*	554	25,262
Kaman Corp.	613	24,937
GenCorp, Inc.*	1,359	24,829
Universal Forest Products, Inc.	443	24,516
Briggs & Stratton Corp.	1,087	24,186
Tutor Perini Corp.*	837	23,997
Primoris Services Corp.	798	23,924
Matson, Inc.	959	23,677
Dycom Industries, Inc.*	741	23,423
Heartland Express, Inc.	1,032	23,416
AAR Corp.	899	23,329
Hyster-Yale Materials Handling, Inc.	236	23,010
Titan International, Inc.	1,208	22,940
Cubic Corp.	446	22,777
Encore Wire Corp.	464	22,509
Aegion Corp. — Class A*	885	22,399
Albany International Corp. — Class A	626	22,248
Exponent, Inc.	296	22,218
Astronics Corp.*	344	21,813
Altra Industrial Motion Corp.	607	21,670
UTI Worldwide, Inc.	2,042	21,625
Arkansas Best Corp.	583	21,542
Apogee Enterprises, Inc.	646	21,467
Wabash National Corp.*	1,542	21,218
Taser International, Inc.*	1,158	21,180
Navigant Consulting, Inc.*	1,133	21,142
ESCO Technologies, Inc.	598	21,044
Federal Signal Corp.*	1,405	20,935
Sun Hydraulics Corp.	480	20,789
Saia, Inc.*	542	20,710
Atlas Air Worldwide Holdings, Inc.*	582	20,527
Wesco Aircraft Holdings, Inc.*	930	20,469
John Bean Technologies Corp.	650	20,085
Astec Industries, Inc.	457	20,067
DXP Enterprises, Inc.*	211	20,030
McGrath RentCorp	571	19,962
Rexnord Corp.*	684	19,822
Team, Inc.*	462	19,801
Knoll, Inc.	1,085	19,736
XPO Logistics, Inc.*	656	19,293
Textainer Group Holdings Ltd.	482	18,446
ICF International, Inc.*	447	17,795
Engility Holdings, Inc.*	390	17,570
AAON, Inc.	628	17,502
Quanex Building Products Corp.	833	17,226
US Ecology, Inc.	462	17,149
Acacia Research Corp.	1,111	16,976
Aerovironment, Inc.*	414	16,664
Nortek, Inc.*	199	16,360
Hawaiian Holdings, Inc.*	1,170	16,333
Insperity, Inc.	509	15,769
ACCO Brands Corp.*	2,553	15,726
Standex International Corp.	285	15,270
SkyWest, Inc.	1,168	14,904
Capstone Turbine Corp.*	6,865	14,622
American Railcar Industries, Inc.	208	14,566
Kelly Services, Inc. — Class A	607	14,404
Thermon Group Holdings, Inc.*	608	14,093
Gorman-Rupp Co.	422	13,415
KEYW Holding Corp.*	714	13,359
Kimball International, Inc. — Class B	729	13,202
EnerNOC, Inc.*	591	13,167
Quad/Graphics, Inc.	561	13,155
Powell Industries, Inc.	203	13,154
Blount International, Inc.*	1,104	13,138
Gibraltar Industries, Inc.*	694	13,096
Resources Connection, Inc.	923	13,005
Kforce, Inc.	608	12,963
Comfort Systems USA, Inc.	839	12,786
Aceto Corp.	613	12,315
American Science & Engineering, Inc.	183	12,292
Great Lakes Dredge & Dock Corp.*	1,337	12,207
Griffon Corp.	1,000	11,940
MYR Group, Inc.*	470	11,900
RPX Corp.*	726	11,819
Columbus McKinnon Corp.*	437	11,707
West Corp.	483	11,558
PowerSecure International, Inc.*	487	11,415
Marten Transport Ltd.	522	11,233
Viad Corp.	462	11,106
Park-Ohio Holdings Corp.*	197	11,062
Celadon Group, Inc.	453	10,890
Roadrunner Transportation Systems, Inc.*	418	10,550
LB Foster Co. — Class A	225	10,541
Republic Airways Holdings, Inc.*	1,107	10,118
Ennis, Inc.	584	9,677
CAI International, Inc.*	388	9,572
FuelCell Energy, Inc.*	3,844	9,533
Multi-Color Corp.	271	9,485
Argan, Inc.	315	9,365
Barrett Business Services, Inc.	156	9,293
Kadant, Inc.	253	9,227
Air Transport Services Group, Inc.*	1,172	9,200

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

SP Plus Corp.*	349	$9,168
Builders FirstSource, Inc.*	1,005	9,156
GP Strategies Corp.*	327	8,904
Lydall, Inc.*	387	8,851
Douglas Dynamics, Inc.	498	8,675
PGT, Inc.*	750	8,633
Alamo Group, Inc.	158	8,584
National Presto Industries, Inc.	109	8,506
Furmanite Corp.*	846	8,308
Mistras Group, Inc.*	360	8,197
Heidrick & Struggles International, Inc.	403	8,088
Layne Christensen Co.*	444	8,076
NCI Building Systems, Inc.*	462	8,067
Insteel Industries, Inc.	403	7,927
Orion Marine Group, Inc.*	613	7,705
NN, Inc.	389	7,663
InnerWorkings, Inc.*	995	7,622
Global Power Equipment Group, Inc.	383	7,618
Northwest Pipe Co.*	207	7,485
American Woodmark Corp.*	222	7,473
Kratos Defense & Security Solutions, Inc.*	990	7,465
CBIZ, Inc.*	808	7,401
Echo Global Logistics, Inc.*	397	7,273
Pacer International, Inc.*	793	7,105
Graham Corp.	220	7,007
Sparton Corp.*	234	6,852
Patrick Industries, Inc.*	152	6,738
Pendrell Corp.*	3,648	6,676
CECO Environmental Corp.	396	6,570
Pike Corp.*	585	6,295
ARC Document Solutions, Inc.*	845	6,287
FreightCar America, Inc.	270	6,275
Quality Distribution, Inc.*	478	6,209
Schawk, Inc. — Class A	306	6,117
Ducommun, Inc.*	240	6,014
Titan Machinery, Inc.*	383	6,002
Dynamic Materials Corp.	304	5,788
YRC Worldwide, Inc.*	244	5,490
CDI Corp.	318	5,454
Patriot Transportation Holding, Inc.*	150	5,408
ExOne Co.*	150	5,375
Energy Recovery, Inc.*	995	5,293
Houston Wire & Cable Co.	401	5,265
Manitex International, Inc.*	314	5,118
VSE Corp.	97	5,112
CRA International, Inc.*	232	5,097
Miller Industries, Inc.	254	4,961
Twin Disc, Inc.	187	4,926
Commercial Vehicle Group, Inc.*	536	4,888
Performant Financial Corp.*	499	4,516
Ply Gem Holdings, Inc.*	355	4,484
Casella Waste Systems, Inc. — Class A*	873	4,461
Odyssey Marine Exploration, Inc.*	1,859	4,257
Vicor Corp.*	396	4,039
Courier Corp.	261	4,019
LSI Industries, Inc.	490	4,013
Xerium Technologies, Inc.*	250	4,013
Accuride Corp.*	898	3,978
Franklin Covey Co.*	201	3,974
Hurco Companies, Inc.	146	3,895
Hardinge, Inc.	265	3,816
Preformed Line Products Co.	55	3,770
Cenveo, Inc.*	1,211	3,681
International Shipholding Corp.	123	3,621
Stock Building Supply Holdings, Inc.*	178	3,617
Heritage-Crystal Clean, Inc.*	199	3,608
Ampco-Pittsburgh Corp.	186	3,510
Universal Truckload Services, Inc.	120	3,468
Power Solutions International, Inc.*	46	3,458
Ameresco, Inc. — Class A*	444	3,357
Sterling Construction Company, Inc.*	375	3,251
LMI Aerospace, Inc.*	229	3,229
Global Brass & Copper Holdings, Inc.	184	2,902
Tecumseh Products Co. — Class A*	412	2,843
PMFG, Inc.*	469	2,800
Enphase Energy, Inc.*	359	2,642
TRC Companies, Inc.*	365	2,427
API Technologies Corp.*	728	2,133
Revolution Lighting Technologies, Inc.*	672	2,117
Innovative Solutions & Support, Inc.*	279	2,101
American Superconductor Corp.*	1,097	1,766
NL Industries, Inc.	156	1,691
Acorn Energy, Inc.	494	1,675
Erickson Air-Crane, Inc.*	80	1,545
Ultrapetrol Bahamas Ltd.*	485	1,504
Omega Flex, Inc.	63	1,351
Intersections, Inc.	210	1,239
Swisher Hygiene, Inc.*	2,559	1,152
BlueLinx Holdings, Inc.*	761	989
Norcraft Companies, Inc.*	24	406
Compx International, Inc.	24	246
RR Donnelley & Sons Co.	9	161
Total Industrials		5,434,035
HEALTH CARE - 9.8%
athenahealth, Inc.*	826	132,357
Isis Pharmaceuticals, Inc.*	2,529	109,277
Alnylam Pharmaceuticals, Inc.*	1,310	87,952
Align Technology, Inc.*	1,648	85,349
Cepheid, Inc.*	1,515	78,143
Centene Corp.*	1,227	76,381
Questcor Pharmaceuticals, Inc.	1,167	75,773
HealthSouth Corp.	1,962	70,494
PAREXEL International Corp.*	1,284	69,451
Team Health Holdings, Inc.*	1,549	69,317
West Pharmaceutical Services, Inc.	1,562	68,806
NPS Pharmaceuticals, Inc.*	2,256	67,522
DexCom, Inc.*	1,593	65,886
InterMune, Inc.*	1,955	65,434
Medidata Solutions, Inc.*	1,194	64,882
STERIS Corp.	1,327	63,364
WellCare Health Plans, Inc.*	979	62,186
Insulet Corp.*	1,205	57,141
Puma Biotechnology, Inc.*	502	52,278

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Intercept Pharmaceuticals, Inc.*	156	$51,447
Owens & Minor, Inc.	1,428	50,023
Air Methods Corp.*	872	46,590
Thoratec Corp.*	1,295	46,374
MWI Veterinary Supply, Inc.*	287	44,663
Pacira Pharmaceuticals, Inc.*	616	43,114
Impax Laboratories, Inc.*	1,546	40,845
Cyberonics, Inc.*	623	40,651
Medicines Co.*	1,423	40,442
OPKO Health, Inc.*,1	4,249	39,601
ACADIA Pharmaceuticals, Inc.*	1,582	38,490
NuVasive, Inc.*	994	38,180
HMS Holdings Corp.*	1,980	37,718
Haemonetics Corp.*	1,148	37,413
Neogen Corp.*	811	36,454
Magellan Health Services, Inc.*	608	36,085
Synageva BioPharma Corp.*	433	35,926
Acadia Healthcare Company, Inc.*	794	35,824
Chemed Corp.	392	35,064
Acorda Therapeutics, Inc.*	913	34,612
Celldex Therapeutics, Inc.*	1,958	34,598
HeartWare International, Inc.*	367	34,417
MedAssets, Inc.*	1,376	34,001
Amsurg Corp. — Class A*	719	33,851
Keryx Biopharmaceuticals, Inc.*	1,969	33,552
Nektar Therapeutics*	2,753	33,366
Globus Medical, Inc. — Class A*	1,232	32,759
Prestige Brands Holdings, Inc.*	1,156	31,501
Arena Pharmaceuticals, Inc.*,1	4,908	30,920
ArthroCare Corp.*	633	30,504
Auxilium Pharmaceuticals, Inc.*	1,106	30,061
Masimo Corp.*	1,099	30,014
Aegerion Pharmaceuticals, Inc.*	646	29,794
Akorn, Inc.*	1,311	28,842
Emeritus Corp.*	905	28,453
ImmunoGen, Inc.*	1,903	28,412
Kindred Healthcare, Inc.	1,213	28,408
Wright Medical Group, Inc.*	909	28,243
Spectranetics Corp.*	906	27,461
CONMED Corp.	620	26,939
Ligand Pharmaceuticals, Inc. — Class B*	400	26,904
Hanger, Inc.*	784	26,405
Clovis Oncology, Inc.*	380	26,323
PDL BioPharma, Inc.[1]	3,155	26,218
Ironwood Pharmaceuticals,
Inc. — Class A*	2,096	25,823
Halozyme Therapeutics, Inc.*	2,000	25,400
Fluidigm Corp.*	568	25,031
Sangamo BioSciences, Inc.*	1,377	24,896
Cantel Medical Corp.	736	24,818
Greatbatch, Inc.*	537	24,659
Dyax Corp.*	2,728	24,497
Volcano Corp.*	1,233	24,302
Neurocrine Biosciences, Inc.*	1,506	24,247
Molina Healthcare, Inc.*	636	23,888
ExamWorks Group, Inc.*	677	23,702
Analogic Corp.	280	22,991
ABIOMED, Inc.*	877	22,837
Integra LifeSciences Holdings Corp.*	493	22,673
Exact Sciences Corp.*	1,581	22,403
Omnicell, Inc.*	775	22,181
Meridian Bioscience, Inc.	929	20,243
Sarepta Therapeutics, Inc.*	815	19,584
Abaxis, Inc.*	502	19,518
Ensign Group, Inc.	441	19,245
Novavax, Inc.*	4,186	18,963
PharMerica Corp.*	670	18,747
Depomed, Inc.*	1,269	18,401
IPC The Hospitalist Company, Inc.*	374	18,356
Endologix, Inc.*	1,410	18,147
Natus Medical, Inc.*	682	17,596
Horizon Pharma, Inc.*	1,162	17,569
ICU Medical, Inc.*	290	17,365
Quidel Corp.*,1	635	17,336
NxStage Medical, Inc.*	1,348	17,174
Capital Senior Living Corp.*	649	16,868
Cardiovascular Systems, Inc.*	524	16,658
Computer Programs & Systems, Inc.	254	16,408
Endocyte, Inc.*	689	16,405
Accuray, Inc.*	1,672	16,051
Staar Surgical Co.*	827	15,548
Emergent Biosolutions, Inc.*	613	15,491
Exelixis, Inc.*,1	4,318	15,286
Luminex Corp.*	844	15,285
Quality Systems, Inc.	903	15,243
Bio-Reference Labs, Inc.*	544	15,058
Lannett Company, Inc.*	416	14,860
Insmed, Inc.*	775	14,756
Orexigen Therapeutics, Inc.*	2,244	14,586
AMN Healthcare Services, Inc.*	1,032	14,180
Invacare Corp.	717	13,673
Select Medical Holdings Corp.	1,098	13,670
Merit Medical Systems, Inc.*	955	13,657
Idenix Pharmaceuticals, Inc.*	2,250	13,568
Raptor Pharmaceutical Corp.*	1,347	13,470
MannKind Corp.*,1	3,350	13,467
Vivus, Inc.*	2,265	13,454
National Healthcare Corp.	241	13,441
Orthofix International N.V.*	441	13,296
Furiex Pharmaceuticals, Inc.*	152	13,224
Healthways, Inc.*	768	13,164
Array BioPharma, Inc.*	2,753	12,939
Infinity Pharmaceuticals, Inc.*	1,081	12,853
Cambrex Corp.*	674	12,718
Cynosure, Inc. — Class A*	431	12,628
Corvel Corp.*	252	12,540
Prothena Corporation plc*	324	12,412
Momenta Pharmaceuticals, Inc.*	1,064	12,396
Tornier N.V.*	584	12,392
MiMedx Group, Inc.*	1,998	12,248
TherapeuticsMD, Inc.*	1,940	12,241
Vanda Pharmaceuticals, Inc.*	747	12,139
HealthStream, Inc.*	451	12,042
AVANIR Pharmaceuticals, Inc. — Class A*	3,271	12,005

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Atrion Corp.	38	$11,633
Affymetrix, Inc.*	1,598	11,394
Anacor Pharmaceuticals, Inc.*	568	11,366
Rockwell Medical, Inc.*	884	11,191
Spectrum Pharmaceuticals, Inc.*	1,426	11,180
Anika Therapeutics, Inc.*	272	11,179
Merrimack Pharmaceuticals, Inc.*,1	2,174	10,957
Hi-Tech Pharmacal Company, Inc.*	249	10,789
NewLink Genetics Corp.*	379	10,764
Amedisys, Inc.*	713	10,617
Dendreon Corp.*,1	3,548	10,609
KYTHERA Biopharmaceuticals, Inc.*	264	10,497
OraSure Technologies, Inc.*	1,248	9,947
Sagent Pharmaceuticals, Inc.*	425	9,932
Genomic Health, Inc.*	374	9,851
Vascular Solutions, Inc.*	373	9,769
Dynavax Technologies Corp.*	5,418	9,752
Albany Molecular Research, Inc.*	520	9,667
Synergy Pharmaceuticals, Inc.*	1,819	9,659
Landauer, Inc.	210	9,519
Cell Therapeutics, Inc.*	2,785	9,469
US Physical Therapy, Inc.	273	9,438
AMAG Pharmaceuticals, Inc.*	486	9,404
Chelsea Therapeutics International Ltd.*	1,685	9,301
Repros Therapeutics, Inc.*	520	9,225
BioScrip, Inc.*	1,316	9,186
Repligen Corp.*	712	9,156
TESARO, Inc.*	303	8,932
Unilife Corp.*	2,184	8,889
Antares Pharma, Inc.*	2,536	8,876
Lexicon Pharmaceuticals, Inc.*	5,123	8,863
AtriCure, Inc.*	469	8,822
XOMA Corp.*	1,675	8,727
AngioDynamics, Inc.*	551	8,678
Triple-S Management Corp. — Class B*	535	8,635
Symmetry Medical, Inc.*	840	8,450
Omeros Corp.*	673	8,123
GenMark Diagnostics, Inc.*	805	8,002
ZIOPHARM Oncology, Inc.*,1	1,724	7,896
Vocera Communications, Inc.*	479	7,822
Zeltiq Aesthetics, Inc.*	393	7,707
Rigel Pharmaceuticals, Inc.*	1,960	7,605
Cerus Corp.*	1,569	7,531
Insys Therapeutics, Inc.*	177	7,333
Achillion Pharmaceuticals, Inc.*	2,177	7,162
Immunomedics, Inc.*	1,653	6,959
SurModics, Inc.*	306	6,916
Peregrine Pharmaceuticals, Inc.*	3,565	6,774
Providence Service Corp.*	238	6,731
Intrexon Corp.*	255	6,704
Gentiva Health Services, Inc.*	709	6,466
AcelRx Pharmaceuticals, Inc.*	530	6,365
Sequenom, Inc.*,1	2,590	6,346
Portola Pharmaceuticals, Inc.*	241	6,242
CryoLife, Inc.	619	6,165
Agios Pharmaceuticals, Inc.*	156	6,107
Geron Corp.*	2,935	6,105
Universal American Corp.	861	6,087
Receptos, Inc.*	145	6,081
LHC Group, Inc.*	270	5,956
Zogenix, Inc.*	2,052	5,838
Pacific Biosciences of California, Inc.*	1,081	5,783
Galena Biopharma, Inc.*	2,303	5,758
BioDelivery Sciences International, Inc.*	670	5,655
Cytokinetics, Inc.*	595	5,653
SciClone Pharmaceuticals, Inc.*	1,219	5,546
PTC Therapeutics, Inc.*	212	5,542
Progenics Pharmaceuticals, Inc.*	1,342	5,489
Curis, Inc.*	1,909	5,383
Chindex International, Inc.*	279	5,323
Accelerate Diagnostics, Inc.*	244	5,322
XenoPort, Inc.*	1,028	5,315
Corcept Therapeutics, Inc.*	1,201	5,236
RTI Surgical, Inc.*	1,271	5,186
Cempra, Inc.*	440	5,082
Threshold Pharmaceuticals, Inc.*	1,061	5,050
Navidea Biopharmaceuticals, Inc.*,1	2,698	4,991
Hyperion Therapeutics, Inc.*	191	4,928
Osiris Therapeutics, Inc.*	375	4,924
Cross Country Healthcare, Inc.*	610	4,923
Pozen, Inc.	608	4,864
Sunesis Pharmaceuticals, Inc.*	725	4,792
Exactech, Inc.*	211	4,760
PhotoMedex, Inc.*	300	4,749
Five Star Quality Care, Inc.*	967	4,700
Synta Pharmaceuticals Corp.*,1	1,078	4,646
Utah Medical Products, Inc.	77	4,453
Ampio Pharmaceuticals, Inc.*	697	4,426
TearLab Corp.*	650	4,394
Stemline Therapeutics, Inc.*	215	4,377
Almost Family, Inc.*	187	4,320
Verastem, Inc.*	386	4,165
Chimerix, Inc.*	180	4,111
Durata Therapeutics, Inc.*,††	295	3,972
Cytori Therapeutics, Inc.*	1,427	3,853
OncoGenex Pharmaceutical, Inc.*	327	3,846
Derma Sciences, Inc.*	303	3,842
National Research Corp. — Class A*	225	3,733
Alliance HealthCare Services, Inc.*	110	3,688
Cutera, Inc.*	327	3,659
ChemoCentryx, Inc.*	550	3,647
Merge Healthcare, Inc.*	1,472	3,592
OncoMed Pharmaceuticals, Inc.*	106	3,567
Bluebird Bio, Inc.*	156	3,547
Tetraphase Pharmaceuticals, Inc.*	303	3,300
Supernus Pharmaceuticals, Inc.*	360	3,218
Enanta Pharmaceuticals, Inc.*	80	3,199
Alimera Sciences, Inc.*	382	3,014
Targacept, Inc.*	624	2,964
Epizyme, Inc.*	130	2,960
MEI Pharma, Inc.*	257	2,860
BioTime, Inc.*	832	2,737
Arqule, Inc.*	1,333	2,733
Harvard Bioscience, Inc.*	571	2,707

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Aratana Therapeutics, Inc.*	143	$2,654
Fibrocell Science, Inc.*	507	2,652
Nanosphere, Inc.*	1,225	2,634
Addus HomeCare Corp.*	114	2,628
NeoGenomics, Inc.*	740	2,568
SIGA Technologies, Inc.*	828	2,567
TG Therapeutics, Inc.*	349	2,408
Skilled Healthcare Group, Inc. — Class A*	450	2,372
Medical Action Industries, Inc.*	329	2,293
Sucampo Pharmaceuticals, Inc. — Class A*	311	2,224
Vical, Inc.*	1,714	2,211
Pernix Therapeutics Holdings*	393	2,103
Alphatec Holdings, Inc.*	1,398	2,097
Regulus Therapeutics, Inc.*	232	2,093
Biolase, Inc.*	773	1,863
OvaScience, Inc.*	200	1,788
AVEO Pharmaceuticals, Inc.*	1,169	1,748
Esperion Therapeutics, Inc.*	106	1,603
Amicus Therapeutics, Inc.*	683	1,414
Harvard Apparatus Regenerative
Technology, Inc.*	146	1,324
Cellular Dynamics International, Inc.*	86	1,284
Surgical Care Affiliates, Inc.*	40	1,230
Coronado Biosciences, Inc.*	599	1,186
Ophthotech Corp.*	31	1,108
Conatus Pharmaceuticals, Inc.*	131	1,066
GTx, Inc.*	595	910
Onconova Therapeutics, Inc.*	138	875
Enzon Pharmaceuticals, Inc.	848	873
Acceleron Pharma, Inc.*	23	794
Foundation Medicine, Inc.*	24	777
Karyopharm Therapeutics, Inc.*	24	741
KaloBios Pharmaceuticals, Inc.*	268	726
Relypsa, Inc.*	24	715
Tandem Diabetes Care, Inc.*	32	707
Aerie Pharmaceuticals, Inc.*	31	657
LDR Holding Corp.*	16	549
Oxford Immunotec Global plc*	24	482
MacroGenics, Inc.*	16	445
Veracyte, Inc.*	24	411
ContraVir Pharmaceuticals, Inc.*	173	389
Five Prime Therapeutics, Inc.*	16	315
USMD Holdings, Inc.*	20	255
BIND Therapeutics, Inc.*	16	191
Total Health Care		4,954,127
CONSUMER DISCRETIONARY - 9.6%
Kate Spade & Co.*	2,701	100,180
Brunswick Corp.	2,042	92,483
Tenneco, Inc.*	1,365	79,267
Dana Holding Corp.	3,309	77,001
Live Nation Entertainment, Inc.*	3,168	68,903
Sotheby’s	1,539	67,022
Pool Corp.	1,052	64,509
Wolverine World Wide, Inc.	2,256	64,408
Buffalo Wild Wings, Inc.*	423	62,984
Jack in the Box, Inc.*	1,000	58,940
Lumber Liquidators Holdings, Inc.*	621	58,249
Cheesecake Factory, Inc.	1,202	57,251
Vail Resorts, Inc.	811	56,526
Men’s Wearhouse, Inc.	1,070	52,409
New York Times Co. — Class A	2,910	49,820
Helen of Troy Ltd.*	717	49,638
Steven Madden Ltd.*	1,353	48,681
Grand Canyon Education, Inc.*	1,026	47,915
Life Time Fitness, Inc.*	969	46,609
Outerwall, Inc.*	631	45,748
HSN, Inc.	765	45,693
Iconix Brand Group, Inc.*	1,158	45,475
Office Depot, Inc.*	10,812	44,653
ANN, Inc.*	1,062	44,052
Cracker Barrel Old Country Store, Inc.	442	42,980
Sinclair Broadcast Group, Inc. — Class A	1,544	41,826
Ryland Group, Inc.	1,043	41,646
Jos. A. Bank Clothiers, Inc.*	634	40,766
Penske Automotive Group, Inc.	951	40,664
Pier 1 Imports, Inc.	2,135	40,309
Hillenbrand, Inc.	1,241	40,122
Genesco, Inc.*	537	40,044
Monro Muffler Brake, Inc.[1]	704	40,043
Asbury Automotive Group, Inc.*	702	38,828
Papa John’s International, Inc.	720	37,519
Meredith Corp.	802	37,237
Marriott Vacations Worldwide Corp.*	658	36,788
Texas Roadhouse, Inc. — Class A	1,407	36,695
Shutterfly, Inc.*	850	36,278
Meritage Homes Corp.*	860	36,017
Cooper Tire & Rubber Co.	1,429	34,725
Dorman Products, Inc.*	564	33,311
Lithia Motors, Inc. — Class A	495	32,898
Vitamin Shoppe, Inc.*	682	32,409
Group 1 Automotive, Inc.	489	32,108
KB Home	1,886	32,043
Rent-A-Center, Inc. — Class A	1,204	32,025
La-Z-Boy, Inc.	1,175	31,842
Skechers U.S.A., Inc. — Class A*	870	31,790
Five Below, Inc.*	742	31,520
Pinnacle Entertainment, Inc.*	1,313	31,119
Orient-Express Hotels Ltd. — Class A*	2,156	31,068
Hibbett Sports, Inc.*	587	31,041
Crocs, Inc.*	1,981	30,904
Express, Inc.*	1,925	30,569
Finish Line, Inc. — Class A	1,110	30,070
Bloomin’ Brands, Inc.*	1,247	30,053
Bob Evans Farms, Inc.	594	29,718
Restoration Hardware Holdings, Inc.*	399	29,362
DineEquity, Inc.	375	29,276
Sonic Corp.*	1,269	28,921
Buckle, Inc.	625	28,625
Drew Industries, Inc.	517	28,021
American Axle & Manufacturing
Holdings, Inc.*	1,512	28,002
Churchill Downs, Inc.	306	27,938
Standard Pacific Corp.*	3,338	27,739

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Jones Group, Inc.	1,804	$27,006
G-III Apparel Group Ltd.*	374	26,771
Krispy Kreme Doughnuts, Inc.*	1,478	26,205
iRobot Corp.*	636	26,108
Children’s Place Retail Stores, Inc.	524	26,100
Gentherm, Inc.*	749	26,005
Brown Shoe Company, Inc.	976	25,903
Sturm Ruger & Company, Inc.	431	25,774
Matthews International Corp. — Class A	623	25,425
MDC Holdings, Inc.	875	24,745
Nexstar Broadcasting Group,
Inc. — Class A	659	24,726
Tumi Holdings, Inc.*	1,077	24,373
Columbia Sportswear Co.	293	24,216
Ascent Capital Group, Inc. — Class A*	314	23,723
Oxford Industries, Inc.	300	23,460
LifeLock, Inc.*	1,370	23,441
Red Robin Gourmet Burgers, Inc.*	323	23,153
Interval Leisure Group, Inc.	882	23,055
Select Comfort Corp.*	1,255	22,690
Quiksilver, Inc.*	2,983	22,402
Fiesta Restaurant Group, Inc.*	489	22,294
Popeyes Louisiana Kitchen, Inc.*	538	21,864
International Speedway Corp. — Class A	622	21,142
Scholastic Corp.	600	20,688
Boyd Gaming Corp.*	1,566	20,671
Loral Space & Communications, Inc.*	290	20,512
National CineMedia, Inc.	1,344	20,161
Conn’s, Inc.*	510	19,814
Sonic Automotive, Inc. — Class A	874	19,648
MDC Partners, Inc. — Class A	855	19,511
Barnes & Noble, Inc.*	907	18,956
Core-Mark Holding Company, Inc.	259	18,804
Multimedia Games Holding
Company, Inc.*	645	18,731
World Wrestling Entertainment,
Inc. — Class A	645	18,628
Smith & Wesson Holding Corp.*,1	1,252	18,304
BJ’s Restaurants, Inc.*	555	18,154
Movado Group, Inc.	398	18,129
Stage Stores, Inc.	740	18,093
Francesca’s Holdings Corp.*	994	18,031
Caesars Entertainment Corp.*	911	17,318
Winnebago Industries, Inc.*	629	17,228
Cato Corp. — Class A	616	16,657
Callaway Golf Co.	1,602	16,372
Chuy’s Holdings, Inc.*	370	15,962
Standard Motor Products, Inc.	444	15,882
Capella Education Co.	249	15,724
Modine Manufacturing Co.*	1,063	15,573
Carmike Cinemas, Inc.*	515	15,378
Zale Corp.*	735	15,369
Pep Boys-Manny Moe & Jack*	1,196	15,213
Steiner Leisure Ltd.*	327	15,124
ITT Educational Services, Inc.*	525	15,057
Fred’s, Inc. — Class A	825	14,858
Scientific Games Corp. — Class A*	1,076	14,773
Regis Corp.	1,071	14,673
Mattress Firm Holding Corp.*	306	14,636
Arctic Cat, Inc.	298	14,241
Ethan Allen Interiors, Inc.	557	14,176
Rentrak Corp.*	233	14,045
American Public Education, Inc.*	399	13,997
K12, Inc.*	611	13,839
Tuesday Morning Corp.*	967	13,683
Cumulus Media, Inc. — Class A*	1,952	13,488
FTD Companies, Inc.*	421	13,392
Denny’s Corp.*	2,069	13,304
Vera Bradley, Inc.*	492	13,279
Haverty Furniture Companies, Inc.	445	13,217
Universal Electronics, Inc.*	335	12,861
EW Scripps Co. — Class A*	708	12,546
Libbey, Inc.*	476	12,375
M/I Homes, Inc.*	545	12,219
Cavco Industries, Inc.*	155	12,160
Hovnanian Enterprises, Inc. — Class A*	2,553	12,076
Biglari Holdings, Inc.*	24	11,700
Gray Television, Inc.*	1,128	11,697
Strayer Education, Inc.*	247	11,468
Zumiez, Inc.*	471	11,417
Beazer Homes USA, Inc.*	565	11,345
LeapFrog Enterprises, Inc. — Class A*	1,436	10,770
Superior Industries International, Inc.	523	10,716
Bright Horizons Family Solutions, Inc.*	265	10,364
NutriSystem, Inc.	647	9,750
Blue Nile, Inc.*	280	9,744
Ruth’s Hospitality Group, Inc.	804	9,720
Career Education Corp.*	1,245	9,288
Aeropostale, Inc.*	1,763	8,850
Journal Communications, Inc. — Class A*	998	8,842
McClatchy Co. — Class A*	1,373	8,815
Stein Mart, Inc.	619	8,672
Harte-Hanks, Inc.	972	8,592
William Lyon Homes — Class A*	306	8,449
MarineMax, Inc.*	549	8,339
Destination Maternity Corp.	304	8,330
Entravision Communications
Corp. — Class A	1,238	8,295
Federal-Mogul Corp.*	441	8,251
Media General, Inc. — Class A*,1	440	8,083
Shoe Carnival, Inc.	336	7,741
Ruby Tuesday, Inc.*	1,374	7,708
Unifi, Inc.*	333	7,683
Remy International, Inc.	320	7,558
Stoneridge, Inc.*	644	7,232
Marcus Corp.	415	6,931
Diamond Resorts International, Inc.*	404	6,848
Del Frisco’s Restaurant Group, Inc.*	242	6,752
Nautilus, Inc.*	696	6,702
America’s Car-Mart, Inc.*	182	6,683
RetailMeNot, Inc.*	207	6,624
Tile Shop Holdings, Inc.*	420	6,489
Universal Technical Institute, Inc.	500	6,475
Carriage Services, Inc. — Class A	352	6,420

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Black Diamond, Inc.*	514	$6,286
Bravo Brio Restaurant Group, Inc.*	438	6,180
Big 5 Sporting Goods Corp.	376	6,035
PetMed Express, Inc.	449	6,021
NACCO Industries, Inc. — Class A	110	5,963
Sizmek, Inc.*	545	5,793
VOXX International Corp. — Class A*	421	5,759
Kirkland’s, Inc.*	309	5,713
Citi Trends, Inc.*	346	5,636
Christopher & Banks Corp.*	820	5,420
Saga Communications, Inc. — Class A	109	5,416
Entercom Communications
Corp. — Class A*	534	5,377
TRI Pointe Homes, Inc.*	330	5,356
Destination XL Group, Inc.*	945	5,330
Noodles & Co.*	134	5,289
Central European Media Enterprises
Ltd. — Class A*	1,723	5,066
Bridgepoint Education, Inc.*	337	5,018
CSS Industries, Inc.	184	4,968
Overstock.com, Inc.*	252	4,964
AH Belo Corp. — Class A	428	4,956
Speedway Motorsports, Inc.	264	4,945
bebe stores, Inc.	783	4,792
Morgans Hotel Group Co.*	596	4,792
RadioShack Corp.*,1	2,250	4,770
Town Sports International Holdings, Inc.	537	4,559
Jamba, Inc.*	377	4,522
Sears Hometown and Outlet Stores, Inc.*	190	4,494
West Marine, Inc.*	380	4,321
ValueVision Media, Inc. — Class A*	882	4,287
Orbitz Worldwide, Inc.*	543	4,257
RG Barry Corp.	218	4,116
Lifetime Brands, Inc.	230	4,108
Fox Factory Holding Corp.*	217	4,101
Flexsteel Industries, Inc.	109	4,101
Weyco Group, Inc.	150	4,053
Winmark Corp.	53	4,010
Spartan Motors, Inc.	772	3,968
Global Sources Ltd.*	425	3,808
Carrols Restaurant Group, Inc.*	531	3,807
Hooker Furniture Corp.	243	3,805
Perry Ellis International, Inc.*	274	3,765
Systemax, Inc.*	249	3,713
Skullcandy, Inc.*	402	3,690
Isle of Capri Casinos, Inc.*	481	3,689
Bassett Furniture Industries, Inc.	248	3,683
Monarch Casino & Resort, Inc.*	197	3,650
Tower International, Inc.*	134	3,647
Culp, Inc.	183	3,612
Dex Media, Inc.*	390	3,588
Vitacost.com, Inc.*	495	3,510
Fuel Systems Solutions, Inc.*	315	3,389
Bon-Ton Stores, Inc.	299	3,283
1-800-Flowers.com, Inc. — Class A*	576	3,243
ZAGG, Inc.*	690	3,188
JAKKS Pacific, Inc.	436	3,148
Daily Journal Corp.*	18	3,113
Pacific Sunwear of California, Inc.*	1,040	3,089
WCI Communities, Inc.*	156	3,083
Crown Media Holdings, Inc. — Class A*	783	3,007
Nathan’s Famous, Inc.*	61	2,988
Reading International, Inc. — Class A*	394	2,888
New York & Company, Inc.*	645	2,832
Johnson Outdoors, Inc. — Class A	110	2,796
JTH Holding, Inc. — Class A*	100	2,774
hhgregg, Inc.*	288	2,768
Luby’s, Inc.*	447	2,754
Education Management Corp.*	546	2,659
Wet Seal, Inc. — Class A*	2,006	2,648
Tilly’s, Inc. — Class A*	219	2,562
UCP, Inc. — Class A*	170	2,560
Corinthian Colleges, Inc.*	1,787	2,466
Martha Stewart Living Omnimedia,
Inc. — Class A*	544	2,464
Einstein Noah Restaurant Group, Inc.	149	2,453
Shiloh Industries, Inc.*	137	2,430
Hemisphere Media Group, Inc.*	190	2,392
Salem Communications Corp. — Class A	232	2,318
Ignite Restaurant Group, Inc.*	164	2,307
ReachLocal, Inc.*	234	2,305
Blyth, Inc.	205	2,200
Lincoln Educational Services Corp.	537	2,024
Marine Products Corp.	236	1,775
Burlington Stores, Inc.*	55	1,624
Container Store Group, Inc.*	47	1,596
Houghton Mifflin Harcourt Co.*	70	1,423
Diversified Restaurant Holdings, Inc.*	239	1,195
ClubCorp Holdings, Inc.	62	1,172
Gordmans Stores, Inc.	196	1,070
Vince Holding Corp.*	40	1,054
EveryWare Global, Inc.*	216	985
Beasley Broadcasting Group,
Inc. — Class A	98	892
Trans World Entertainment Corp.	234	849
American Apparel, Inc.*,1	1,305	654
Potbelly Corp.*	31	554
LGI Homes, Inc.*	32	552
SFX Entertainment, Inc.*	70	494
Body Central Corp.*	368	394
Total Consumer Discretionary		4,861,852
ENERGY - 4.1%
Targa Resources Corp.	744	73,849
Kodiak Oil & Gas Corp.*	5,979	72,586
Rosetta Resources, Inc.*	1,380	64,280
SemGroup Corp. — Class A	944	62,002
CARBO Ceramics, Inc.	449	61,958
Bristow Group, Inc.	818	61,775
Exterran Holdings, Inc.	1,297	56,912
Helix Energy Solutions Group, Inc.*	2,389	54,899
Carrizo Oil & Gas, Inc.*	989	52,872
PDC Energy, Inc.*	802	49,933
Stone Energy Corp.*	1,128	47,342

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Western Refining, Inc.	1,220	$47,093
Scorpio Tankers, Inc.	4,156	41,435
SEACOR Holdings, Inc.*	454	39,235
Energy XXI Bermuda Ltd.	1,646	38,796
Hornbeck Offshore Services, Inc.*	809	33,824
Magnum Hunter Resources Corp.*	3,877	32,955
Matador Resources Co.*	1,308	32,033
Key Energy Services, Inc.*	3,430	31,693
Bonanza Creek Energy, Inc.*	667	29,615
C&J Energy Services, Inc.*	1,012	29,510
Diamondback Energy, Inc.*	433	29,145
Cloud Peak Energy, Inc.*	1,370	28,961
Bill Barrett Corp.*	1,099	28,134
Forum Energy Technologies, Inc.*	890	27,572
Gulfmark Offshore, Inc. — Class A	601	27,009
EPL Oil & Gas, Inc.*	671	25,901
Sanchez Energy Corp.*	859	25,452
Comstock Resources, Inc.	1,088	24,861
Delek US Holdings, Inc.	832	24,161
Arch Coal, Inc.	4,777	23,024
Ship Finance International Ltd.	1,257	22,588
Halcon Resources Corp.*,1	5,215	22,581
TETRA Technologies, Inc.*	1,761	22,541
Newpark Resources, Inc.*	1,945	22,270
Penn Virginia Corp.*	1,241	21,705
Alpha Natural Resources, Inc.*	4,974	21,140
Northern Oil and Gas, Inc.*	1,434	20,965
Matrix Service Co.*	589	19,896
Geospace Technologies Corp.*	288	19,057
Rex Energy Corp.*	1,018	19,047
Parker Drilling Co.*	2,686	19,044
Basic Energy Services, Inc.*	671	18,392
Pioneer Energy Services Corp.*	1,398	18,104
EXCO Resources, Inc.[1]	3,228	18,077
Green Plains Renewable Energy, Inc.	567	16,987
Hercules Offshore, Inc.*	3,595	16,501
Approach Resources, Inc.*	786	16,435
Contango Oil & Gas Co.*	335	15,993
Nordic American Tankers Ltd.	1,619	15,931
Athlon Energy, Inc.*	411	14,570
GasLog Ltd.	617	14,370
Clayton Williams Energy, Inc.*	127	14,352
RigNet, Inc.*	264	14,211
Clean Energy Fuels Corp.*,1	1,538	13,750
W&T Offshore, Inc.	783	13,554
Era Group, Inc.*	454	13,307
ION Geophysical Corp.*	3,003	12,643
Triangle Petroleum Corp.*	1,532	12,624
Tesco Corp.*	677	12,525
Solazyme, Inc.*	1,073	12,458
PHI, Inc.*	279	12,343
Synergy Resources Corp.*	1,142	12,277
Willbros Group, Inc.*	904	11,408
VAALCO Energy, Inc.*	1,309	11,192
Goodrich Petroleum Corp.*	704	11,137
Resolute Energy Corp.*	1,527	10,994
Swift Energy Co.*,1	980	10,545
Rentech, Inc.*	5,084	9,660
Knightsbridge Tankers Ltd.	683	9,255
Emerald Oil, Inc.*	1,273	8,555
BPZ Resources, Inc.*	2,656	8,446
Natural Gas Services Group, Inc.*	274	8,258
Warren Resources, Inc.*	1,639	7,867
Alon USA Energy, Inc.	526	7,858
Westmoreland Coal Co.*	263	7,832
Vantage Drilling Co.*	4,527	7,741
Callon Petroleum Co.*	900	7,533
Quicksilver Resources, Inc.*,1	2,804	7,375
Abraxas Petroleum Corp.*	1,846	7,310
PetroQuest Energy, Inc.*	1,282	7,307
REX American Resources Corp.*	123	7,017
Gulf Island Fabrication, Inc.	321	6,937
Gastar Exploration, Inc.*	1,254	6,859
Panhandle Oil and Gas, Inc. — Class A	153	6,672
Nuverra Environmental Solutions, Inc.*	321	6,513
Renewable Energy Group, Inc.*	477	5,714
Forest Oil Corp.*	2,684	5,126
Dawson Geophysical Co.	178	4,986
Teekay Tankers Ltd. — Class A	1,402	4,963
Evolution Petroleum Corp.	382	4,863
Frontline Ltd.*	1,164	4,575
Ur-Energy, Inc.*	2,730	4,232
Miller Energy Resources, Inc.*	691	4,063
Mitcham Industries, Inc.*	289	4,029
FX Energy, Inc.*	1,204	4,021
Midstates Petroleum Company, Inc.*	748	4,009
Bolt Technology Corp.	196	3,875
Jones Energy, Inc. — Class A*	252	3,815
Cal Dive International, Inc.*	2,205	3,749
Equal Energy Ltd.	798	3,655
Endeavour International Corp.*	1,065	3,461
Apco Oil and Gas International, Inc.*	201	2,904
Uranium Energy Corp.*	1,930	2,548
Adams Resources & Energy, Inc.	43	2,491
Isramco, Inc.*	18	2,385
Amyris, Inc.*	592	2,208
TGC Industries, Inc.*	361	2,148
Hallador Energy Co.	191	1,633
L&L Energy, Inc.*,††	932	1,566
ZaZa Energy Corp.*	838	630
KiOR, Inc. — Class A*	987	566
Total Energy		2,101,541
MATERIALS - 3.6%
PolyOne Corp.	2,239	82,083
Axiall Corp.	1,571	70,569
Sensient Technologies Corp.	1,122	63,293
Chemtura Corp.*	2,215	56,017
HB Fuller Co.	1,130	54,556
KapStone Paper and Packaging Corp.*	1,842	53,123
Louisiana-Pacific Corp.*	3,144	53,039
Minerals Technologies, Inc.	784	50,615
Olin Corp.	1,806	49,864
Commercial Metals Co.	2,634	49,730

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Worthington Industries, Inc.	1,193	$45,632
Graphic Packaging Holding Co.*	4,417	44,876
Texas Industries, Inc.*	489	43,824
Stillwater Mining Co.*	2,662	39,425
SunCoke Energy, Inc.*	1,577	36,018
Balchem Corp.	672	35,025
Resolute Forest Products, Inc.*	1,576	31,662
Kaiser Aluminum Corp.	428	30,568
Globe Specialty Metals, Inc.	1,454	30,272
Schweitzer-Mauduit International, Inc.	709	30,196
Flotek Industries, Inc.*	1,079	30,050
Clearwater Paper Corp.*	476	29,831
Berry Plastics Group, Inc.*	1,248	28,892
AMCOL International Corp.	623	28,521
Innophos Holdings, Inc.	490	27,783
Stepan Co.	427	27,567
Calgon Carbon Corp.*	1,223	26,698
PH Glatfelter Co.	967	26,322
A. Schulman, Inc.	662	24,004
Innospec, Inc.	526	23,791
OM Group, Inc.	715	23,752
Hecla Mining Co.	7,498	23,019
Quaker Chemical Corp.	292	23,018
Ferro Corp.*	1,635	22,334
AK Steel Holding Corp.*	3,068	22,151
Headwaters, Inc.*	1,642	21,691
Coeur Mining, Inc.*	2,287	21,246
RTI International Metals, Inc.*	701	19,474
Koppers Holdings, Inc.	465	19,172
Kraton Performance Polymers, Inc.*	732	19,134
Intrepid Potash, Inc.*	1,228	18,985
Neenah Paper, Inc.	362	18,723
US Silica Holdings, Inc.	486	18,551
Horsehead Holding Corp.*	1,088	18,300
Schnitzer Steel Industries, Inc. — Class A	580	16,733
Deltic Timber Corp.	251	16,373
LSB Industries, Inc.*	432	16,165
Molycorp, Inc.*,1	3,351	15,716
Materion Corp.	461	15,642
Century Aluminum Co.*	1,156	15,271
Haynes International, Inc.	273	14,742
Wausau Paper Corp.	1,117	14,219
American Vanguard Corp.	643	13,921
Tredegar Corp.	552	12,702
Myers Industries, Inc.	632	12,589
Advanced Emissions Solutions, Inc.*	480	11,779
OMNOVA Solutions, Inc.*	1,055	10,951
Walter Energy, Inc.[1]	1,412	10,675
Allied Nevada Gold Corp.*	2,338	10,076
FutureFuel Corp.	491	9,967
Zep, Inc.	509	9,009
Boise Cascade Co.*	277	7,933
Hawkins, Inc.	209	7,679
US Concrete, Inc.*	320	7,520
Taminco Corp.*	355	7,459
Landec Corp.*	581	6,484
AM Castle & Co.*	393	5,773
Olympic Steel, Inc.	200	5,740
Universal Stainless & Alloy Products, Inc.*	153	5,167
Arabian American Development Co.*	448	4,861
Chase Corp.	145	4,572
Paramount Gold and Silver Corp.*	3,102	3,815
Gold Resource Corp.	746	3,566
AEP Industries, Inc.*	93	3,450
Noranda Aluminum Holding Corp.	756	3,107
Penford Corp.*	214	3,073
UFP Technologies, Inc.*	121	2,948
KMG Chemicals, Inc.	179	2,807
Handy & Harman Ltd.*	125	2,751
Midway Gold Corp.*	2,530	2,657
United States Lime & Minerals, Inc.	46	2,590
Marrone Bio Innovations, Inc.*	118	1,648
General Moly, Inc.*	1,290	1,277
GSE Holding, Inc.*	173	50
Total Materials		1,836,853
CONSUMER STAPLES - 2.7%
Rite Aid Corp.*	16,446	103,116
Hain Celestial Group, Inc.*	862	78,848
United Natural Foods, Inc.*	1,107	78,509
Darling International, Inc.*	3,323	66,526
TreeHouse Foods, Inc.*	820	59,033
Casey’s General Stores, Inc.	861	58,195
Boston Beer Company, Inc. — Class A*	185	45,275
PriceSmart, Inc.	425	42,895
Lancaster Colony Corp.	415	41,259
Post Holdings, Inc.*	737	40,623
Sanderson Farms, Inc.	515	40,422
Spectrum Brands Holdings, Inc.	483	38,495
Andersons, Inc.	631	37,380
B&G Foods, Inc. — Class A	1,189	35,801
J&J Snack Foods Corp.	333	31,958
SUPERVALU, Inc.*	4,568	31,245
Vector Group Ltd.	1,426	30,716
Snyder’s-Lance, Inc.	1,070	30,163
Universal Corp.	523	29,230
Pilgrim’s Pride Corp.*	1,363	28,514
WD-40 Co.	351	27,227
Susser Holdings Corp.*	406	25,363
Boulder Brands, Inc.*	1,337	23,558
Fresh Del Monte Produce, Inc.	852	23,490
Cal-Maine Foods, Inc.	336	21,094
Spartan Stores, Inc.	823	19,102
Seaboard Corp.*	7	18,350
Diamond Foods, Inc.*	499	17,430
Elizabeth Arden, Inc.*	577	17,026
Inter Parfums, Inc.	370	13,398
Tootsie Roll Industries, Inc.	446	13,353
Chiquita Brands International, Inc.*	1,045	13,010
Annie’s, Inc.*	310	12,459
Weis Markets, Inc.	248	12,214
USANA Health Sciences, Inc.*	134	10,096
Calavo Growers, Inc.	270	9,607
Harbinger Group, Inc.*	744	9,099

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

Coca-Cola Bottling Company Consolidated	105	$8,922
Medifast, Inc.*	306	8,902
Natural Grocers by Vitamin Cottage, Inc.*	201	8,776
Pantry, Inc.*	530	8,130
Chefs’ Warehouse, Inc.*	371	7,939
Central Garden and Pet Co. — Class A*	943	7,799
Revlon, Inc. — Class A*	254	6,490
Ingles Markets, Inc. — Class A	264	6,288
Alliance One International, Inc.*	1,973	5,761
Seneca Foods Corp. — Class A*	183	5,761
Omega Protein Corp.*	447	5,395
Limoneira Co.	225	5,103
Nutraceutical International Corp.*	193	5,016
National Beverage Corp.*	250	4,878
Inventure Foods, Inc.*	319	4,460
John B Sanfilippo & Son, Inc.	187	4,305
Orchids Paper Products Co.	130	3,978
Roundy’s, Inc.	562	3,867
Female Health Co.	487	3,779
Oil-Dri Corporation of America	107	3,696
Village Super Market, Inc. — Class A	138	3,643
Craft Brew Alliance, Inc.*	237	3,619
Nature’s Sunshine Products, Inc.	246	3,390
Lifevantage Corp.*	2,304	3,018
Star Scientific, Inc.*	3,755	2,947
Fairway Group Holdings Corp.*	353	2,697
Alico, Inc.	69	2,601
Synutra International, Inc.*	387	2,589
Farmer Bros Co.*	127	2,502
Griffin Land & Nurseries, Inc.	62	1,875
Lifeway Foods, Inc.	96	1,411
Total Consumer Staples		1,383,616
UTILITIES - 2.3%
Cleco Corp.	1,357	68,638
IDACORP, Inc.	1,127	62,515
Piedmont Natural Gas Company, Inc.	1,703	60,268
Black Hills Corp.	997	57,478
UNS Energy Corp.	935	56,128
Dynegy, Inc.*	2,248	56,065
Southwest Gas Corp.	1,048	56,016
Portland General Electric Co.	1,701	55,010
PNM Resources, Inc.	1,797	48,573
ALLETE, Inc.	903	47,335
UIL Holdings Corp.	1,275	46,933
New Jersey Resources Corp.	942	46,912
WGL Holdings, Inc.	1,160	46,470
Avista Corp.	1,354	41,500
NorthWestern Corp.	851	40,363
South Jersey Industries, Inc.	719	40,329
Laclede Group, Inc.	731	34,467
El Paso Electric Co.	902	32,228
MGE Energy, Inc.	783	30,717
American States Water Co.	871	28,124
Northwest Natural Gas Co.	606	26,670
California Water Service Group	1,078	25,807
Otter Tail Corp.	812	25,001
Empire District Electric Co.	962	23,396
NRG Yield, Inc. — Class A	510	20,160
Chesapeake Utilities Corp.	215	13,579
Ormat Technologies, Inc.	400	12,004
Unitil Corp.	311	10,213
SJW Corp.	345	10,198
Connecticut Water Service, Inc.	239	8,167
Atlantic Power Corp.	2,700	7,830
Middlesex Water Co.	352	7,681
York Water Co.	290	5,916
Consolidated Water Company Ltd.	331	4,363
Artesian Resources Corp. — Class A	165	3,706
Delta Natural Gas Company, Inc.	151	3,129
Genie Energy Ltd. — Class B*	286	2,851
Pure Cycle Corp.*	385	2,329
Pattern Energy Group, Inc.	62	1,682
Total Utilities		1,170,751
TELECOMMUNICATION SERVICES - 0.5%
Cogent Communications Group, Inc.	1,062	37,733
8x8, Inc.*	1,874	20,258
Consolidated Communications Holdings, Inc.	905	18,108
Shenandoah Telecommunications Co.	535	17,275
Cincinnati Bell, Inc.*	4,680	16,193
Vonage Holdings Corp.*	3,503	14,958
Atlantic Tele-Network, Inc.	203	13,382
Premiere Global Services, Inc.*	1,086	13,097
inContact, Inc.*	1,206	11,578
Iridium Communications, Inc.*	1,441	10,822
Inteliquent, Inc.	733	10,650
USA Mobility, Inc.	492	8,940
magicJack VocalTec Ltd.*	413	8,768
General Communication, Inc. — Class A*	713	8,135
Hawaiian Telcom Holdco, Inc.*	230	6,553
FairPoint Communications, Inc.*	468	6,365
ORBCOMM, Inc.*	881	6,035
IDT Corp. — Class B	348	5,798
Lumos Networks Corp.	348	4,653
NTELOS Holdings Corp.	342	4,617
NII Holdings, Inc.*	3,878	4,615
Cbeyond, Inc.*	605	4,386
HickoryTech Corp.	306	3,914
Towerstream Corp.*	1,491	3,504
Boingo Wireless, Inc.*	416	2,820
Straight Path Communications,
Inc. — Class B*	176	1,295
RingCentral, Inc. — Class A*	31	561
Total Telecommunication Services		265,013
Total Common Stocks
(Cost $26,054,846)		37,176,630
WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16*,†	29	106
Magnum Hunter Resources Corp.
$8.50, 04/15/16*,1	444	—
Total Warrants
(Cost $150)		106

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
RUSSELL 2000® FUND

	Shares	Value

RIGHTS† - 0.0%
Leap Wireless International
Expires 03/17/15*,††	1,211	$3,051
Cubist Pharmaceuticals, Inc.
Expires 12/31/16*,†	1,197	778
Omthera Pharmaceuticals, Inc.
Expires 12/31/20*,††	86	52
Central European Media Enterprises Ltd.
Expires 04/25/14*,††	27	—
Total Rights
(Cost $3,801)		3,881

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 22.2%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$6,117,238	6,117,238
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	2,581,262	2,581,262
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	1,745,538	1,745,538
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	813,274	813,274
Total Repurchase Agreements
(Cost $11,257,312)		11,257,312
SECURITIES LENDING COLLATERAL††,3 - 0.5%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	127,807	127,807
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	114,042	114,042
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	21,499	21,499
Total Securities Lending Collateral
(Cost $263,348)		263,348
Total Investments - 96.2%
(Cost $37,579,457)		$48,701,277
Other Assets & Liabilities, net - 3.8%		1,947,790
Total Net Assets - 100.0%		$50,649,067

		Unrealized
	Contracts	Gain (loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $7,353,360)	63	$(70,420)

	UNITS
OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
April 2014 Russell 2000 Index Swap,
Terminating 04/29/14[4]
(Notional Value $2,653,847)	2,262	$41,015
Barclays Bank plc
April 2014 Russell 2000 Index Swap,
Terminating 04/30/14[4]
(Notional Value $753,830)	643	13,646
Credit Suisse Capital, LLC
April 2014 Russell 2000 Index Swap,
Terminating 04/28/14[4]
(Notional Value $3,147,201)	2,683	2,407
(Total Notional Value
$6,554,878)		$57,068

*	Non-income producing security.

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11.

[4]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENT OF ASSETS

AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $257,689 of
securities loaned
(cost $26,058,797)	$37,180,617
Repurchase agreements, at value
(cost $11,520,660)	11,520,660
Total investments
(cost $37,579,457)	48,701,277
Foreign currency, at value
(cost $81)	81
Segregated cash with broker	1,671,454
Unrealized appreciation on swap agreements	57,068
Receivables:
Fund shares sold	1,342,010
Variation margin	119,206
Dividends	37,264
Securities lending income	1,436
Interest	8
Total assets	51,929,804
Liabilities:
Payable for:
Fund shares redeemed	909,839
Upon return of securities loaned	263,348
Management fees	29,313
Distribution and service fees	11,722
Transfer agent and administrative fees	9,771
Portfolio accounting fees	5,863
Swap settlement	5,347
Miscellaneous	45,534
Total liabilities	1,280,737
Net assets	$50,649,067
Net assets consist of:
Paid in capital	$41,233,014
Accumulated net investment loss	(118,275)
Accumulated net realized loss on investments	(1,574,140)
Net unrealized appreciation on investments	11,108,468
Net assets	$50,649,067
A-Class:
Net assets	$3,219,087
Capital shares outstanding	85,169
Net asset value per share	$37.80
Maximum offering price per share
(Net asset value divided by 95.25%)	$39.69
C-Class:
Net assets	$3,244,741
Capital shares outstanding	91,759
Net asset value per share	$35.36
H-Class:
Net assets	$44,185,239
Capital shares outstanding	1,171,060
Net asset value per share	$37.73

STATEMENT OF

OPERATIONS

Year Ended March 31, 2014

Investment income:
Dividends (net of foreign withholding tax of $482)	$610,393
Income from securities lending, net	33,011
Interest	8,383
Total investment income	651,787

Expenses:
Management fees	598,518
Transfer agent and administrative fees	199,507
Distribution and service fees:
A-Class	11,543
C-Class	29,833
H-Class	180,509
Portfolio accounting fees	100,941
Custodian fees	8,885
Trustees’ fees*	7,968
Line of credit interest expense	92
Miscellaneous	158,329
Total expenses	1,296,125
Net investment loss	(644,338)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,437,240
Swap agreements	761,558
Futures contracts	2,359,368
Foreign currency	(7)
Net realized gain	9,558,159
Net change in unrealized appreciation
(depreciation) on:
Investments	2,083,427
Swap agreements	(8,960)
Futures contracts	(89,644)
Net change in unrealized appreciation (depreciation)	1,984,823
Net realized and unrealized gain	11,542,982
Net increase in net assets resulting from operations	$10,898,644

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(644,338)	$(297,416)
Net realized gain (loss) on investments	9,558,159	(622,314)
Net change in unrealized appreciation (depreciation) on investments	1,984,823	4,499,506
Net increase in net assets resulting from operations	10,898,644	3,579,776

Distributions to shareholders from:
Net realized gains
A-Class	(144,615)	—
C-Class	(188,715)	—
H-Class	(2,108,628)	—
Total distributions to shareholders	(2,441,958)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	48,530,276	19,300,015
C-Class	36,005,575	40,043,936
H-Class	553,111,336	360,726,416
Distributions reinvested
A-Class	140,867	—
C-Class	182,177	—
H-Class	2,078,107	—
Cost of shares redeemed
A-Class	(49,593,502)	(16,932,532)
C-Class	(35,912,850)	(43,861,024)
H-Class	(619,725,426)	(325,882,691)
Net increase (decrease) from capital share transactions	(65,183,440)	33,394,120
Net increase (decrease) in net assets	(56,726,754)	36,973,896

Net assets:
Beginning of year	107,375,821	70,401,925
End of year	$50,649,067	$107,375,821
Accumulated net investment loss at end of year	$(118,275)	$(204,821)

Capital share activity:
Shares sold
A-Class	1,368,170	678,363
C-Class	1,080,807	1,497,023
H-Class	15,698,082	12,748,953
Shares issued from reinvestment of distributions
A-Class	3,960	—
C-Class	5,461	—
H-Class	58,522	—
Shares redeemed
A-Class	(1,402,362)	(586,707)
C-Class	(1,079,626)	(1,645,575)
H-Class	(17,719,218)	(11,868,039)
Net increase (decrease) in shares	(1,986,204)	824,018

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$32.26	$28.20	$28.54	$22.96	$14.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.13)	(.23)	(.24)	(.15)
Net gain (loss) on investments
(realized and unrealized)	7.54	4.19	(.11)	5.82	8.80
Total from investment operations	7.27	4.06	(.34)	5.58	8.65
Less distributions from:
Net realized gains	(1.73)	—	—	—	—
Total distributions	(1.73)	—	—	—	—
Net asset value, end of period	$37.80	$32.26	$28.20	$28.54	$22.96

Total Return[b]	22.87%	14.40%	(1.19%)	24.30%	60.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,219	$3,723	$670	$755	$1,313
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(0.44%)	(0.89%)	(1.01%)	(0.81%)
Total expenses	1.60%	1.55%	1.58%	1.56%	1.57%
Portfolio turnover rate	267%	160%	121%	284%	370%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$30.54	$26.90	$27.46	$22.29	$14.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.31)	(.46)	(.47)	(.34)
Net gain (loss) on investments
(realized and unrealized)	7.03	3.95	(.10)	5.64	8.63
Total from investment operations	6.55	3.64	(.56)	5.17	8.29
Less distributions from:
Net realized gains	(1.73)	—	—	—	—
Total distributions	(1.73)	—	—	—	—
Net asset value, end of period	$35.36	$30.54	$26.90	$27.46	$22.29

Total Return[b]	21.78%	13.53%	(2.04%)	23.25%	59.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,245	$2,599	$6,285	$7,068	$2,860
Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.19%)	(1.83%)	(1.87%)	(1.56%)
Total expenses	2.37%	2.31%	2.34%	2.31%	2.30%
Portfolio turnover rate	267%	160%	121%	284%	370%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$32.25	$28.16	$28.52	$22.93	$14.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.12)	(.22)	(.27)	(.16)
Net gain (loss) on investments
(realized and unrealized)	7.48	4.21	(.14)	5.86	8.78
Total from investment operations	7.21	4.09	(.36)	5.59	8.62
Less distributions from:
Net realized gains	(1.73)	—	—	—	—
Total distributions	(1.73)	—	—	—	—
Net asset value, end of period	$37.73	$32.25	$28.16	$28.52	$22.93

Total Return[b]	22.69%	14.52%	(1.26%)	24.32%	60.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,185	$101,053	$63,447	$32,389	$32,790
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(0.42%)	(0.83%)	(1.09%)	(0.83%)
Total expenses	1.59%	1.52%	1.58%	1.57%	1.56%
Portfolio turnover rate	267%	160%	121%	284%	370%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund H-Class returned -23.46% while the Russell 2000 Index returned 24.90% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Information Technology and Health Care. No sector detracted. Telecommunication Services contributed least to performance of the underlying index for the period, followed by the Utilities sector.

SunEdison, Inc., Isis Pharmaceuticals, Inc. and Rite Aid Corp. were the largest contributors to performance of the underlying index for the year. Axiall Corp., Infinity Pharmaceuticals, Inc. and Coeur Mining, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

124 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014
	1 Year	5 Year	10 Year
A-Class Shares	-23.59%	-25.52%	-12.86%
A-Class Shares with sales charge†	-27.23%	-26.24%	-13.29%
C-Class Shares	-24.08%	-26.06%	-13.49%
C-Class Shares with CDSC‡	-24.83%	-26.06%	-13.49%
H-Class Shares	-23.46%	-25.49%	-12.84%
Russell 2000 Index	24.90%	24.31%	8.53%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS	March 31, 2014
INVERSE RUSSELL 2000® STRATEGY FUND

	Face
	Amount	Value
REPURCHASE AGREEMENTS††,1 - 84.9%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$9,024,815	$9,024,815
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	3,808,159	3,808,159
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	2,575,207	2,575,207
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	1,199,831	1,199,831
Total Repurchase Agreements
(Cost $16,608,012)		16,608,012
Total Investments - 84.9%
(Cost $16,608,012)		$16,608,012
Other Assets & Liabilities, net - 15.1%		2,953,230
Total Net Assets - 100.0%		$19,561,242

		Unrealized
	Units	Gain (Loss)
OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC
April 2014 Russell 2000 Index Swap,
Terminating 04/28/14[2]
(Notional Value $7,509,787)	6,402	$9,700
Barclays Bank plc
April 2014 Russell 2000 Index Swap,
Terminating 04/30/14[2]
(Notional Value $5,439,165)	4,637	(98,436)
Goldman Sachs International
April 2014 Russell 2000 Index Swap,
Terminating 04/29/14[2]
(Notional Value $6,554,918)	5,588	(101,867)
(Total Notional Value
$19,503,870)		$(190,603)

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Repurchase agreements, at value
(cost $16,608,012)	$16,608,012
Segregated cash with broker	2,997,490
Unrealized appreciation on swap agreements	9,700
Receivables:
Fund shares sold	356,001
Interest	11
Total assets	19,971,214
Liabilities:
Unrealized depreciation on swap agreements	200,303
Payable for:
Fund shares redeemed	166,186
Management fees	13,437
Swap settlement	9,027
Distribution and service fees	4,109
Transfer agent and administrative fees	3,733
Portfolio accounting fees	1,493
Miscellaneous	11,684
Total liabilities	409,972
Net assets	$19,561,242
Net assets consist of:
Paid in capital	$83,763,873
Accumulated net investment loss	(62,483)
Accumulated net realized loss on investments	(63,949,545)
Net unrealized depreciation on investments	(190,603)
Net assets	$19,561,242
A-Class:
Net assets	$7,302,176
Capital shares outstanding	221,208
Net asset value per share	$33.01
Maximum offering price per share
(Net asset value divided by 95.25%)	$34.66
C-Class:
Net assets	$567,893
Capital shares outstanding	18,566
Net asset value per share	$30.59
H-Class:
Net assets	$11,691,173
Capital shares outstanding	353,125
Net asset value per share	$33.11

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Interest	$4,466
Total investment income	4,466

Expenses:
Management fees	157,001
Transfer agent and administrative fees	43,611
Distribution and service fees:
A-Class	14,238
C-Class	5,362
H-Class	28,033
Portfolio accounting fees	17,444
Custodian fees	2,098
Trustees’ fees*	1,627
Miscellaneous	34,389
Total expenses	303,803
Net investment loss	(299,337)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(4,505,218)
Futures contracts	(1,776,288)
Net realized loss	(6,281,506)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(167,759)
Futures contracts	72
Net change in unrealized appreciation (depreciation)	(167,687)
Net realized and unrealized loss	(6,449,193)
Net decrease in net assets resulting from operations	$(6,748,530)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(299,337)	$(349,622)
Net realized loss on investments	(6,281,506)	(4,103,057)
Net change in unrealized appreciation (depreciation) on investments	(167,687)	43,338
Net decrease in net assets resulting from operations	(6,748,530)	(4,409,341)

Capital share transactions:
Proceeds from sale of shares
A-Class	23,165,472	4,824,492
C-Class	3,936,557	1,964,837
H-Class	92,194,810	105,081,288
Cost of shares redeemed
A-Class	(14,117,385)	(4,493,515)
C-Class	(3,635,185)	(2,258,787)
H-Class	(89,100,370)	(105,574,736)
Net increase (decrease) from capital share transactions	12,443,899	(456,421)
Net increase (decrease) in net assets	5,695,369	(4,865,762)

Net assets:
Beginning of year	13,865,873	18,731,635
End of year	$19,561,242	$13,865,873
Accumulated net investment loss at end of year	$(62,483)	$(49,409)

Capital Share Activity:*
Shares sold
A-Class	617,161	92,885
C-Class	116,767	39,130
H-Class	2,419,872	1,965,767
Shares redeemed
A-Class	(410,651)	(89,877)
C-Class	(108,355)	(45,972)
H-Class	(2,363,113)	(1,999,087)
Net increase (decrease) in shares	271,681	(37,154)

*Capital share activity for the periods presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 12 in Notes to Financial Statements.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$43.21	$52.38	$59.31	$81.01	$144.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.61)	(.81)	(1.02)	(1.14)	(1.62)
Net gain (loss) on investments (realized and unrealized)	(9.59)	(8.36)	(5.91)	(20.56)	(61.43)
Total from investment operations	(10.20)	(9.17)	(6.93)	(21.70)	(63.05)
Net asset value, end of period	$33.01	$43.21	$52.38	$59.31	$81.01

Total Return[b]	(23.59%)	(17.53%)	(11.68%)	(26.78%)	(43.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,302	$635	$612	$1,114	$1,765
Ratios to average net assets:
Net investment income (loss)	(1.69%)	(1.60%)	(1.66%)	(1.53%)	(1.58%)
Total expenses	1.72%	1.72%	1.75%	1.71%	1.71%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$40.30	$49.22	$56.14	$77.26	$138.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.83)	(1.14)	(1.41)	(1.65)	(2.28)
Net gain (loss) on investments (realized and unrealized)	(8.88)	(7.78)	(5.51)	(19.47)	(58.90)
Total from investment operations	(9.71)	(8.92)	(6.92)	(21.12)	(61.18)
Net asset value, end of period	$30.59	$40.30	$49.22	$56.14	$77.26

Total Return[b]	(24.08%)	(18.16%)	(12.29%)	(27.34%)	(44.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$568	$409	$837	$1,158	$2,003
Ratios to average net assets:
Net investment income (loss)	(2.45%)	(2.35%)	(2.43%)	(2.28%)	(2.34%)
Total expenses	2.47%	2.47%	2.51%	2.46%	2.46%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$43.26	$52.42	$59.37	$81.03	$144.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.65)	(.84)	(1.05)	(1.14)	(1.59)
Net gain (loss) on investments (realized and unrealized)	(9.50)	(8.32)	(5.90)	(20.52)	(61.52)
Total from investment operations	(10.15)	(9.16)	(6.95)	(21.66)	(63.11)
Net asset value, end of period	$33.11	$43.26	$52.42	$59.37	$81.03

Total Return[b]	(23.46%)	(17.46%)	(11.72%)	(26.73%)	(43.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,691	$12,822	$17,283	$9,572	$25,924
Ratios to average net assets:
Net investment income (loss)	(1.69%)	(1.62%)	(1.70%)	(1.53%)	(1.58%)
Total expenses	1.72%	1.74%	1.77%	1.71%	1.71%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 12 in Notes to Financial Statements.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, the Government Long Bond 1.2x Strategy Fund Investor Class returned -4.37%. The price movement of the Long Treasury Bond was 1.00% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark.

The return of a comparison index, the Barclays Long Treasury Bond Index, was -4.18%.

At the beginning of the period, the yield on the 30-year bond was 3.10%, and rose to a high of 3.97% at December 31, 2013, before sliding to 3.72% at March 31, 2014.

At the beginning of the period, yields were range-bound, supported by Federal Reserve policy, strong demand and low inflation.

The market changed abruptly in May 2013, however, when the then-Federal Reserve chairman Ben Bernanke announced that the Fed might soon taper its quantitative easing policy. Investors rushed immediately to take profits and the long bond yield began to climb. Signs of a strengthening economy and recovery in the housing market pushed the 30-year yield higher during the summer until September, when the Fed did an about face and stated that it would not cut its stimulus policy for the time being.

Lower yields prevailed through September and October, but were short-lived. Signs of improving growth made the taper program more likely and the market pushed the 30-year bond yield higher in November and December. As anticipated, the Fed finally came through with a certain plan to begin its taper program. The combination of Fed news and increasingly strong economic reports drove yields higher.

In the first quarter of 2014, inclement U.S. weather caused weaker-than-expected economic data. At the same time, emerging-market volatility driven by reactions to the Fed’s tapering drove investors back to U.S. Treasuries, with the long bond yield ending the period at 3.72%.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	January 3, 1994
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	May 2, 2001

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

132 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	-4.37%	4.52%	6.42%
Advisor Class Shares	-4.93%	3.99%	5.81%
A-Class Shares	-4.40%	4.37%	6.20%
A-Class Shares with sales charge†	-8.94%	3.35%	5.68%
C-Class Shares	-5.33%	3.52%	5.35%
C-Class Shares with CDSC‡	-6.27%	3.52%	5.35%
Daily Price Movement of Long Treasury Bond**	1.00%	0.42%	-0.74%
Barclays Long Treasury Bond Index	-4.18%	4.81%	6.12%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, has no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS	March 31, 2014
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Face
	Amount	Value

U.S. GOVERNMENT SECURITIES† - 47.3%
U.S. Treasury Bond
3.62% due 02/15/44	$83,230,000	$84,218,357
Total U.S. Government Securities
(Cost $83,187,446)		84,218,357

REPURCHASE AGREEMENTS††,1 - 0.0%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	23,500	23,500
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	9,916	9,916
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	6,706	6,706
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	3,124	3,124
Total Repurchase Agreements
(Cost $43,246)		43,246
Total Investments - 47.3%
(Cost $83,230,692)		$84,261,603
Other Assets & Liabilities, net - 52.7%		94,017,800
Total Net Assets - 100.0%		$178,279,403

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2014 U.S. Treasury Ultra Long Bond
Futures Contracts
(Aggregate Value of
Contracts $146,892,938)	1,017	$289,348

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value
(cost $83,187,446)	$84,218,357
Repurchase agreements, at value
(cost $43,246)	43,246
Total investments
(cost $83,230,692)	84,261,603
Segregated cash with broker	205,200
Receivables:
Fund shares sold	134,063,746
Interest	375,052
Variation margin	45,891
Total assets	218,951,492
Liabilities:
Payable for:
Securities purchased	39,740,506
Fund shares redeemed	705,370
Management fees	53,442
Distribution and service fees	38,352
Transfer agent and administrative fees	21,377
Portfolio accounting fees	10,688
Miscellaneous	102,354
Total liabilities	40,672,089
Net assets	$178,279,403
Net assets consist of:
Paid in capital	$226,764,053
Undistributed net investment income	—
Accumulated net realized loss on investments	(49,804,909)
Net unrealized appreciation on investments	1,320,259
Net assets	$178,279,403
Investor Class:
Net assets	$43,572,845
Capital shares outstanding	951,371
Net asset value per share	$45.80
Advisor Class:
Net assets	$129,784,718
Capital shares outstanding	2,853,672
Net asset value per share	$45.48
A-Class:
Net assets	$1,723,797
Capital shares outstanding	37,418
Net asset value per share	$46.07
Maximum offering price per share
(Net asset value divided by 95.25%)	$48.37
C-Class:
Net assets	$3,198,043
Capital shares outstanding	69,848
Net asset value per share	$45.79

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Interest	$4,202,829
Total investment income	4,202,829

Expenses:
Management fees	978,385
Transfer agent and administrative fees	391,358
Distribution and service fees:
Advisor Class	544,058
A-Class	23,935
C-Class	33,056
Portfolio accounting fees	187,560
Registration fees	130,470
Trustees’ fees*	24,484
Custodian fees	23,174
Line of credit interest expense	383
Miscellaneous	155,485
Total expenses	2,492,348
Net investment income	1,710,481

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(25,442,386)
Futures contracts	(20,518,519)
Net realized loss	(45,960,905)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,239,705)
Futures contracts	1,106,762
Net change in unrealized appreciation (depreciation)	(132,943)
Net realized and unrealized loss	(46,093,848)
Net decrease in net assets resulting from operations	$(44,383,367)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,710,481	$2,593,966
Net realized gain (loss) on investments	(45,960,905)	27,126,384
Net change in unrealized appreciation (depreciation) on investments	(132,943)	1,096,853
Net increase (decrease) in net assets resulting from operations	(44,383,367)	30,817,203

Distributions to shareholders from:
Net investment income
Investor Class	(898,854)	(2,127,527)
Advisor Class	(703,095)	(551,392)
A-Class	(99,323)	(66,997)
C-Class	(9,209)	(24,074)
Net realized gains
Investor Class	—	(623,474)
Advisor Class	—	(95,242)
A-Class	—	(10,206)
C-Class	—	(24,298)
Return of capital
Investor Class	(7,266)	—
Advisor Class	(5,684)	—
A-Class	(803)	—
C-Class	(74)	—
Total distributions to shareholders	(1,724,308)	(3,523,210)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,219,761,863	4,398,937,441
Advisor Class	6,476,276,741	2,577,283,551
A-Class	103,303,063	169,090,892
C-Class	26,953,816	58,589,050
Distributions reinvested
Investor Class	874,942	2,688,476
Advisor Class	689,127	641,252
A-Class	43,748	50,869
C-Class	7,193	44,860
Cost of shares redeemed
Investor Class	(1,452,469,764)	(4,168,594,233)
Advisor Class	(6,413,503,973)	(2,508,113,796)
A-Class	(115,219,148)	(163,895,099)
C-Class	(28,044,431)	(58,947,953)
Net increase (decrease) from capital share transactions	(181,326,823)	307,775,310
Net increase (decrease) in net assets	(227,434,498)	335,069,303

Net assets:
Beginning of year	405,713,901	70,644,598
End of year	$178,279,403	$405,713,901
Undistributed net investment income at end of year	$—	$—

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Capital share activity:*
Shares sold
Investor Class	26,724,760	87,897,462
Advisor Class	145,113,873	52,673,378
A-Class	2,253,656	3,401,515
C-Class	593,997	1,161,049
Shares issued from reinvestment of distributions
Investor Class	18,706	52,202
Advisor Class	15,528	12,499
A-Class	976	996
C-Class	163	872
Shares redeemed
Investor Class	(31,595,986)	(83,122,899)
Advisor Class	(144,429,030)	(50,794,215)
A-Class	(2,534,796)	(3,328,074)
C-Class	(619,014)	(1,166,940)
Net increase (decrease) in shares	(4,457,167)	6,787,845

*	Capital share activity for the periods presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 12 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$48.55	$44.73	$34.28	$32.88	$41.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.57	.96	1.08	1.08
Net gain (loss) on investments (realized and unrealized)	(2.76)	4.21	10.45	1.40	(8.33)
Total from investment operations	(2.15)	4.78	11.41	2.48	(7.25)
Less distributions from:
Net investment income	(.60)	(.72)	(.96)	(1.08)	(1.08)
Net realized gains	—	(.24)	—	—	—
Total distributions	(.60)	(.96)	(.96)	(1.08)	(1.08)
Net asset value, end of period	$45.80	$48.55	$44.73	$34.28	$32.88

Total Return[b]	(4.37%)	10.63%	33.38%	7.42%	(17.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,573	$281,800	$43,709	$44,707	$282,388
Ratios to average net assets:
Net investment income (loss)	1.22%	1.15%	2.24%	3.03%	3.16%
Total expenses	0.97%	0.95%	0.95%	0.98%	0.98%
Portfolio turnover rate	2,661%	1,759%	2,322%	1,930%	1,503%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$48.23	$44.33	$34.08	$32.65	$40.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.33	.75	.93	.96
Net gain (loss) on investments (realized and unrealized)	(2.63)	4.26	10.25	1.40	(8.38)
Total from investment operations	(2.38)	4.59	11.00	2.33	(7.42)
Less distributions from:
Net investment income	(.37)	(.45)	(.75)	(.90)	(.90)
Net realized gains	—	(.24)	—	—	—
Total distributions	(.37)	(.69)	(.75)	(.90)	(.90)
Net asset value, end of period	$45.48	$48.23	$44.33	$34.08	$32.65

Total Return[b]	(4.93%)	10.21%	32.56%	7.03%	(18.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,785	$103,845	$11,600	$31,420	$28,990
Ratios to average net assets:
Net investment income (loss)	0.64%	0.63%	1.77%	2.46%	2.76%
Total expenses	1.46%	1.43%	1.45%	1.48%	1.48%
Portfolio turnover rate	2,661%	1,759%	2,322%	1,930%	1,503%

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$48.73	$44.77	$34.34	$32.89	$41.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.48	.87	.99	.99
Net gain (loss) on investments
(realized and unrealized)	(2.65)	4.29	10.43	1.45	(8.36)
Total from investment operations	(2.17)	4.77	11.30	2.44	(7.37)
Less distributions from:
Net investment income	(.49)	(.57)	(.87)	(.99)	(.99)
Net realized gains	—	(.24)	—	—	—
Total distributions	(.49)	(.81)	(.87)	(.99)	(.99)
Net asset value, end of period	$46.07	$48.73	$44.77	$34.34	$32.89

Total Return[b]	(4.40%)	10.62%	33.00%	7.35%	(17.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,724	$15,476	$10,885	$2,753	$5,576
Ratios to average net assets:
Net investment income (loss)	1.04%	0.94%	2.02%	2.75%	2.84%
Total expenses	1.22%	1.20%	1.20%	1.23%	1.24%
Portfolio turnover rate	2,661%	1,759%	2,322%	1,930%	1,503%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$48.51	$44.63	$34.25	$32.82	$41.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.15	.57	.72	.75
Net gain (loss) on investments
(realized and unrealized)	(2.71)	4.21	10.35	1.43	(8.34)
Total from investment operations	(2.59)	4.36	10.92	2.15	(7.59)
Less distributions from:
Net investment income	(.13)	(.24)	(.54)	(.72)	(.75)
Net realized gains	—	(.24)	—	—	—
Total distributions	(.13)	(.48)	(.54)	(.72)	(.75)
Net asset value, end of period	$45.79	$48.51	$44.63	$34.25	$32.82

Total Return[b]	(5.33%)	9.69%	32.01%	6.47%	(18.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,198	$4,594	$4,451	$6,091	$12,695
Ratios to average net assets:
Net investment income (loss)	0.34%	0.31%	1.32%	1.93%	2.17%
Total expenses	1.97%	1.94%	1.95%	1.97%	2.00%
Portfolio turnover rate	2,661%	1,759%	2,322%	1,930%	1,503%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 12 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

High Yield Strategy Fund H-Class returned 7.86% for the one year period ended March 31, 2014. For comparison, the Barclays U.S. Corporate High Yield Index returned 7.54%.

The communications and consumer non-cyclical industries contributed most to the performance of the underlying index. No sector detracted from return of the underlying index, but the REITs segment contributed least.

From a ratings perspective, credits with a BB- rating contributed most to the performance of the underlying index, fol-lowed by holdings with a lower, CCC+ rating. The only category of bonds detracting from return was that with a C rating.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

140 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

			Since
			Inception
	1 Year	5 Year	(04/16/07)
A-Class Shares	7.53%	14.40%	7.01%
A-Class Shares with sales charge†	2.44%	13.30%	6.26%
C-Class Shares	6.74%	13.57%	6.21%
C-Class Shares with CDSC‡	5.84%	13.57%	6.21%
H-Class Shares	7.86%	14.49%	7.04%
Barclays U.S. Corporate High Yield Index	7.54%	18.25%	8.70%
S&P 500 Index	21.86%	21.16%	5.83%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS	March 31, 2014
HIGH YIELD STRATEGY FUND

	Shares	Value

EXCHANGE TRADED FUNDS† - 5.5%
iShares iBoxx $ High Yield
Corporate Bond ETF[1]	60,906	$5,748,917
Total Exchange Traded Funds
(Cost $5,585,585)		5,748,917

MUTUAL FUNDS†,5 - 21.9%
Guggenheim Strategy Fund II	920,000	22,981,600
Total Mutual Funds
(Cost $23,000,000)		22,981,600

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 66.6%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$37,970,141	37,970,141
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	16,022,083	16,022,083
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	10,834,681	10,834,681
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	5,048,054	5,048,054
Total Repurchase Agreements
(Cost $69,874,959)		69,874,959

SECURITIES LENDING COLLATERAL††,3 - 4.2%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	2,130,041	2,130,041
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	1,900,653	1,900,653
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	358,306	358,306
Total Securities Lending Collateral
(Cost $4,389,000)		4,389,000
Total Investments - 98.2%
(Cost $102,849,544)		$102,994,476
Other Assets & Liabilities, net - 1.8%		1,919,898
Total Net Assets - 100.0%		$104,914,374

		Unrealized
	Contracts	Loss
INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2014 U.S. Treasury 5 Year Note
Futures Contracts
(Aggregate Value of
Contracts $92,795,625)	780	$(495,412)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION SOLD††, 4

		Protection				Upfront
		Premium	Maturity	Notional	Notional	Premiums	Unrealized
Index	Counterparty	Rate	Date	Principal	Value	Paid	Appreciation
CDX.NA.HY-22 Index	Goldman Sachs International	5.00%	06/20/19	$17,500,000	$(18,805,073)	$1,249,284	$55,789
CDX.NA.HY-22 Index	Barclays Bank plc	5.00%	06/20/19	74,100,000	(79,626,052)	5,290,187	235,865

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11.
[4]	Credit Default Swaps — See Note 6.
[5]	Affiliated fund — See Note 16.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments in unaffiliated issuers, at value – including $4,304,184 of securities loaned
(cost $5,585,585)	$5,748,917
Investments in affiliated issuers, at value
(cost $23,000,000)	22,981,600
Repurchase agreements, at value
(cost $74,263,959)	74,263,959
Total investments
(cost $102,849,544)	102,994,476
Unamortized upfront payments paid on credit default swaps	6,539,471
Segregated cash with broker	872,543
Unrealized appreciation on swap agreements	291,654
Receivables:
Fund shares sold	517,032
Protection fees on credit default swaps	152,713
Variation margin	56,555
Dividends	7,913
Securities lending income	1,018
Total assets	111,433,375
Liabilities:
Payable for:
Upon return of securities loaned	4,389,000
Due to broker	1,756,886
Fund shares redeemed	164,213
Management fees	61,889
Distribution and service fees	23,702
Transfer agent and administrative fees	20,630
Portfolio accounting fees	8,252
Miscellaneous	94,429
Total liabilities	6,519,001
Net assets	$104,914,374
Net assets consist of:
Paid in capital	$104,495,979
Undistributed net investment income	—
Accumulated net realized gain on investments	477,220
Net unrealized depreciation on investments	(58,825)
Net assets	$104,914,374
A-Class:
Net assets	$12,499,252
Capital shares outstanding	545,967
Net asset value per share	$22.89
Maximum offering price per share
(Net asset value divided by 95.25%)	$24.05
C-Class:
Net assets	$5,099,696
Capital shares outstanding	239,585
Net asset value per share	$21.29
H-Class:
Net assets	$87,315,426
Capital shares outstanding	3,806,887
Net asset value per share	$22.94

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends from securities of unaffiliated issuers	$750,355
Dividends from securities of affiliated issuers	7,913
Interest	54,890
Income from securities lending, net	9,826
Total investment income	822,984

Expenses:
Management fees	1,171,173
Transfer agent and administrative fees	390,391
Distribution and service fees:
A-Class	38,865
C-Class	56,018
H-Class	337,522
Portfolio accounting fees	147,003
Registration fees	166,947
Trustees’ fees*	32,412
Custodian fees	14,661
Prime broker interest expense	15,850
Miscellaneous	55,360
Total expenses	2,426,202
Net investment loss	(1,603,218)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	393,833
Swap agreements	10,910,521
Futures contracts	(2,095,549)
Net realized gain	9,208,805
Net change in unrealized appreciation
(depreciation) on:
Investments in unaffiliated issuers	(1,001,499)
Investments in affiliated issuers	(18,400)
Swap agreements	(450,313)
Futures contracts	(858,174)
Net change in unrealized appreciation
(depreciation)	(2,328,385)
Net realized and unrealized gain	6,880,420
Net increase in net assets resulting from operations	$5,277,202

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(1,603,218)	$(3,556,053)
Net realized gain on investments	9,208,805	38,742,737
Net change in unrealized appreciation (depreciation) on investments	(2,328,385)	4,323,218
Net increase in net assets resulting from operations	5,277,202	39,509,902

Distributions to shareholders from:
Net investment income
A-Class	(1,483,249)	(512,061)
C-Class	(223,483)	(118,088)
H-Class	(4,204,914)	(7,099,893)
Net realized gains
A-Class	(3,838,006)	(289,960)
C-Class	(578,277)	(66,869)
H-Class	(10,880,499)	(4,020,392)
Total distributions to shareholders	(21,208,428)	(12,107,263)

Capital share transactions:
Proceeds from sale of shares
A-Class	191,756,789	180,394,541
C-Class	21,843,169	58,421,116
H-Class	546,082,437	857,060,522
Distributions reinvested
A-Class	2,855,693	378,053
C-Class	726,119	169,710
H-Class	12,967,381	10,977,334
Cost of shares redeemed
A-Class	(188,407,437)	(183,362,099)
C-Class	(23,916,955)	(59,616,169)
H-Class	(894,910,014)	(726,159,066)
Net increase (decrease) from capital share transactions	(331,002,818)	138,263,942
Net increase (decrease) in net assets	(346,934,044)	165,666,581

Net assets:
Beginning of year	451,848,418	286,181,837
End of year	$104,914,374	$451,848,418
Undistributed net investment income at end of year	$—	$5,911,646

Capital share activity:
Shares sold
A-Class	7,639,730	7,565,849
C-Class	915,383	2,584,176
H-Class	21,905,501	36,387,768
Shares issued from reinvestment of distributions
A-Class	126,079	15,798
C-Class	34,397	7,470
H-Class	571,502	459,495
Shares redeemed
A-Class	(7,648,199)	(7,671,852)
C-Class	(1,002,209)	(2,634,577)
H-Class	(35,953,373)	(31,221,244)
Net increase (decrease) in shares	(13,411,189)	5,492,883

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$25.16	$22.93	$21.98	$20.42	$16.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.22)	(.27)	(.30)	(.26)
Net gain (loss) on investments
(realized and unrealized)	2.13	3.13	1.77	3.37	5.39
Total from investment operations	1.83	2.91	1.50	3.07	5.13
Less distributions from:
Net investment income	(1.14)	(.43)	(.55)	(1.51)	(1.35)
Net realized gains	(2.96)	(.25)	—	—	—
Total distributions	(4.10)	(.68)	(.55)	(1.51)	(1.35)
Net asset value, end of period	$22.89	$25.16	$22.93	$21.98	$20.42

Total Return[b]	7.53%	12.86%	6.94%	15.21%	31.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,499	$10,777	$11,890	$14,561	$4,800
Ratios to average net assets:
Net investment income (loss)	(1.21%)	(0.92%)	(1.21%)	(1.40%)	(1.37%)
Total expenses[c]	1.53%	1.50%	1.49%	1.54%	1.54%
Portfolio turnover rate	205%	95%	583%	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$23.83	$21.92	$21.19	$19.87	$16.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.37)	(.45)	(.45)	(.40)
Net gain (loss) on investments
(realized and unrealized)	2.00	2.96	1.73	3.28	5.29
Total from investment operations	1.56	2.59	1.28	2.83	4.89
Less distributions from:
Net investment income	(1.14)	(.43)	(.55)	(1.51)	(1.35)
Net realized gains	(2.96)	(.25)	—	—	—
Total distributions	(4.10)	(.68)	(.55)	(1.51)	(1.35)
Net asset value, end of period	$21.29	$23.83	$21.92	$21.19	$19.87

Total Return[b]	6.74%	11.98%	6.16%	14.40%	30.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,100	$6,958	$7,343	$6,129	$3,351
Ratios to average net assets:
Net investment income (loss)	(1.89%)	(1.62%)	(2.10%)	(2.13%)	(2.13%)
Total expenses[c]	2.28%	2.27%	2.25%	2.28%	2.29%
Portfolio turnover rate	205%	95%	583%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$25.12	$22.90	$21.95	$20.38	$16.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.24)	(.28)	(.30)	(.26)
Net gain (loss) on investments
(realized and unrealized)	2.16	3.14	1.78	3.38	5.38
Total from investment operations	1.92	2.90	1.50	3.08	5.12
Less distributions from:
Net investment income	(1.14)	(.43)	(.55)	(1.51)	(1.35)
Net realized gains	(2.96)	(.25)	—	—	—
Total distributions	(4.10)	(.68)	(.55)	(1.51)	(1.35)
Net asset value, end of period	$22.94	$25.12	$22.90	$21.95	$20.38

Total Return[b]	7.86%	12.83%	6.95%	15.29%	31.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,315	$434,113	$266,950	$116,106	$16,368
Ratios to average net assets:
Net investment income (loss)	(0.97%)	(0.99%)	(1.26%)	(1.38%)	(1.37%)
Total expenses[c]	1.53%	1.51%	1.49%	1.53%	1.53%
Portfolio turnover rate	205%	95%	583%	—	—

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

c Does not include expenses of the underlying funds in which the Fund invests.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Inverse High Yield Strategy Fund H-Class returned -10.94% for the one year period ended March 31, 2014. For comparison, the Barclays U.S. Corporate High Yield Index returned 7.54%.

The communications and consumer non-cyclical industries contributed most to the performance of the underlying index. No sector detracted from return of the underlying index, but the REITs segment contributed least.

From a ratings perspective, credits with a BB- rating contributed most to the performance of the underlying index, followed by holdings with a lower, CCC+ rating. The only category of bonds detracting from return was that with a C rating.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

148 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

			Since
			Inception
	1 Year	5 Year	(04/16/07)
A-Class Shares	-11.09%	-17.14%	-11.10%
A-Class Shares with sales charge†	-15.33%	-17.95%	-11.72%
C-Class Shares	-11.75%	-17.77%	-11.73%
C-Class Shares with CDSC‡	-12.63%	-17.77%	-11.73%
H-Class Shares	-10.94%	-17.11%	-11.05%
Barclays U.S. Corporate High Yield Index	7.54%	18.25%	8.70%
S&P 500 Index	21.86%	21.16%	5.83%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS	March 31, 2014
INVERSE HIGH YIELD STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 96.7%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$4,815,755	$4,815,755
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	2,032,082	2,032,082
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	1,374,163	1,374,163
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	640,245	640,245
Total Repurchase Agreements
(Cost $8,862,245)		8,862,245
Total Investments - 96.7%
(Cost $8,862,245)		$8,862,245
Other Assets & Liabilities, net - 3.3%		306,812
Total Net Assets - 100.0%		$9,169,057

		Unrealized
	Contracts	Gain

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2014 U.S. Treasury 5 Year Note
Futures Contracts
(Aggregate Value of
Contracts $8,684,719)	73	$25,661

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION PURCHASED††

		Protection				Upfront
		Premium	Maturity	Notional	Notional	Premiums	Unrealized
Index	Counterparty	Rate	Date	Principal	Value	Received	Depreciation
CDX.NA.HY-22 Index	Barclays Bank plc	5.00%	06/20/19	$8,500,000	$9,133,893	$(610,190)	$(23,703)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Repurchase agreements, at value
(cost $8,862,245)	$8,862,245
Segregated cash with broker	965,749
Receivables:
Fund shares sold	12,498
Total assets	9,840,492
Liabilities:
Unamortized upfront premiums
received on credit default swaps	610,190
Unrealized depreciation on swap agreements	23,703
Payable for:
Protection fees on credit default swaps	14,161
Variation margin	5,359
Management fees	3,042
Distribution and service fees	1,847
Transfer agent and administrative fees	1,014
Portfolio accounting fees	405
Miscellaneous	11,714
Total liabilities	671,435
Net assets	$9,169,057
Net assets consist of:
Paid in capital	$24,798,373
Accumulated net investment loss	(181,265)
Accumulated net realized loss on investments	(15,450,009)
Net unrealized appreciation on investments	1,958
Net assets	$9,169,057
A-Class:
Net assets	$5,155,450
Capital shares outstanding	242,348
Net asset value per share	$21.27
Maximum offering price per share
(Net asset value divided by 95.25%)	$22.38
C-Class:
Net assets	$1,560,907
Capital shares outstanding	77,149
Net asset value per share	$20.23
H-Class:
Net assets	$2,452,700
Capital shares outstanding	114,788
Net asset value per share	$21.37

STATEMENT OF OPERATIONS

Year Ended March 31, 2014

Investment Income:
Interest	$5,410
Total investment income	5,410

Expenses:
Management fees	221,233
Transfer agent and administrative fees	73,744
Distribution and service fees:
A-Class	21,323
C-Class	16,434
H-Class	48,313
Portfolio accounting fees	29,497
Custodian fees	3,273
Trustees’ fees*	2,629
Prime broker interest expense	3,338
Miscellaneous	43,467
Total expenses	463,251
Net investment loss	(457,841)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	44,654
Swap agreements	(3,380,378)
Futures contracts	1,532,550
Net realized loss	(1,803,174)
Net change in unrealized appreciation
(depreciation) on:
Swap agreements	(2,830)
Futures contracts	34,821
Net change in unrealized appreciation
(depreciation)	31,991
Net realized and unrealized loss	(1,771,183)
Net decrease in net assets resulting from operations	$(2,229,024)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(457,841)	$(269,189)
Net realized loss on investments	(1,803,174)	(4,159,614)
Net change in unrealized appreciation (depreciation) on investments	31,991	(105,367)
Net decrease in net assets resulting from operations	(2,229,024)	(4,534,170)

Capital share transactions:
Proceeds from sale of shares
A-Class	143,759,590	60,080,922
C-Class	10,211,762	8,417,111
H-Class	283,765,472	384,851,085
Cost of shares redeemed
A-Class	(137,648,553)	(59,399,320)
C-Class	(10,474,214)	(6,874,799)
H-Class	(289,618,110)	(385,744,592)
Net increase (decrease) from capital share transactions	(4,053)	1,330,407
Net decrease in net assets	(2,233,077)	(3,203,763)

Net assets:
Beginning of year	11,402,134	14,605,897
End of year	$9,169,057	$11,402,134
Accumulated net investment loss at end of year	$(181,265)	$(227,498)

Capital share activity:
Shares sold
A-Class	6,275,459	2,222,764
C-Class	459,566	339,193
H-Class	12,130,203	14,453,392
Shares redeemed
A-Class	(6,039,639)	(2,235,986)
C-Class	(471,060)	(276,015)
H-Class	(12,398,442)	(14,543,669)
Net decrease in shares	(43,913)	(40,321)

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$23.98	$28.15	$31.99	$38.51	$55.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.37)	(.43)	(.47)	(.63)
Net gain (loss) on investments (realized and unrealized)	(2.36)	(3.80)	(3.41)	(6.05)	(15.60)
Total from investment operations	(2.71)	(4.17)	(3.84)	(6.52)	(16.23)
Less distributions from:
Net realized gains	—	—	—	—	(.39)
Total distributions	—	—	—	—	(.39)
Net asset value, end of period	$21.27	$23.98	$28.15	$31.99	$38.51

Total Return[b]	(11.30%)	(14.81%)	(11.98%)	(16.96%)	29.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,155	$157	$556	$1,512	$2,269
Ratios to average net assets:
Net investment income (loss)	(1.52%)	(1.38%)	(1.39%)	(1.39%)	(1.43%)
Total expenses	1.54%	1.49%	1.51%	1.53%	1.54%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$22.98	$27.21	$31.12	$37.77	$54.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50)	(.53)	(.55)	(.72)	(.95)
Net gain (loss) on investments (realized and unrealized)	(2.25)	(3.70)	(3.36)	(5.93)	(15.38)
Total from investment operations	(2.75)	(4.23)	(3.91)	(6.65)	(16.33)
Less distributions from:
Net realized gains	—	—	—	—	(.39)
Total distributions	—	—	—	—	(.39)
Net asset value, end of period	$20.23	$22.98	$27.21	$31.12	$37.77

Total Return[b]	(11.97%)	(15.51%)	(12.60%)	(17.61%)	(30.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,561	$2,037	$693	$2,535	$2,055
Ratios to average net assets:
Net investment income (loss)	(2.28%)	(2.13%)	(1.87%)	(2.13%)	(2.18%)
Total expenses	2.30%	2.25%	2.26%	2.28%	2.29%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$24.04	$28.22	$32.04	$38.60	$55.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.36)	(.47)	(.50)	(.61)
Net gain (loss) on investments (realized and unrealized)	(2.32)	(3.82)	(3.35)	(6.06)	(15.66)
Total from investment operations	(2.67)	(4.18)	(3.82)	(6.56)	(16.27)
Less distributions from:
Net realized gains	—	—	—	—	(.39)
Total distributions	—	—	—	—	(.39)
Net asset value, end of period	$21.37	$24.04	$28.22	$32.04	$38.60

Total Return[b]	(11.11%)	(14.81%)	(11.92%)	(16.99%)	(29.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,453	$9,208	$13,357	$9,699	$27,954
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.38%)	(1.51%)	(1.38%)	(1.43%)
Total expenses	1.52%	1.50%	1.51%	1.53%	1.53%
Portfolio turnover rate	—	—	—	—	—

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 155

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the one-year period ended March 31, 2014, U.S. Government Money Market Fund returned 0.00%.

Continued low short-term interest rates during the period meant another difficult year for money market funds, since the Federal Reserve reduced its interest rate target to near zero in 2008.

On a positive note, investors are sticking with money market funds despite very low yields. There was only a slight decline in assets under management during the year. In June, the Securities and Exchange Commission issued a proposal for further regulation of money market mutual funds. This is just a proposal, which is expected to take months, if not years, before new rules are determined and actually take effect.

Money market rates are expected to remain low for the near term, as cash investment needs remained high. Relief is expected only when the Federal Reserve raises short-term rates.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN — Federal Agency Discount Notes

FAN — Federal Agency Notes

Inception Date:	December 1, 1993

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

156 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Money Market Class	0.00%	0.00%	1.26%

THE RYDEX FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS	March 31, 2014
U.S. GOVERNMENT MONEY MARKET FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 15.4%
Farmer Mac[1]
0.15% due 04/23/14	$10,000,000	$9,999,084
0.16% due 06/18/14	10,000,000	9,996,534
0.15% due 09/15/14	10,000,000	9,993,042
0.16% due 09/23/14	10,000,000	9,992,222
0.15% due 12/10/14	10,000,000	9,989,458
0.17% due 02/04/15	10,000,000	9,985,408
Total Farmer Mac		59,955,748
Federal Farm Credit Bank[1]
0.11% due 06/06/14	10,000,000	9,997,983
0.11% due 08/11/14	10,000,000	9,995,967
0.12% due 08/19/14	10,000,000	9,995,333
Total Federal Farm Credit Bank		29,989,283
Freddie Mac[2]
0.15% due 04/08/14	10,000,000	9,999,708
Federal Home Loan Bank[1]
0.17% due 05/01/14	10,000,000	9,998,542
Fannie Mae[2]
0.12% due 09/15/14	10,000,000	9,994,433
Total Federal Agency Discount Notes
(Cost $119,937,714)		119,937,714
FEDERAL AGENCY NOTES†† - 10.3%
Federal Home Loan Bank[1]
0.16% due 06/11/14	10,000,000	10,000,000
0.16% due 06/30/14	10,000,000	10,000,000
0.18% due 04/15/14	10,000,000	9,999,999
0.20% due 04/24/15	10,000,000	10,000,000
0.12% due 04/11/14	10,000,000	9,999,912
0.19% due 01/06/15	10,000,000	9,999,809
0.12% due 09/16/14	10,000,000	9,999,698
0.12% due 09/12/14	10,000,000	9,997,443
Total Federal Home Loan Bank		79,996,861
Total Federal Agency Notes
(Cost $79,996,861)		79,996,861
COMMERCIAL PAPER†† - 18.1%
General Electric Capital Corp.
0.18% due 04/24/14	15,000,000	14,998,275
UBS Finance Delaware LLC
0.20% due 05/05/14	10,000,000	9,998,064
0.30% due 04/03/14	5,000,000	4,999,917
Total UBS Finance Delaware LLC		14,997,981
ING US Funding LLC
0.21% due 05/12/14	10,000,000	9,997,608
0.25% due 04/11/14	5,000,000	4,999,653
Total ING US Funding LLC		14,997,261
Societe Generale North America, Inc.
0.23% due 05/02/14	15,000,000	14,997,093
Prudential plc
0.16% due 04/08/14[3]	10,000,000	9,999,689
0.23% due 08/11/14[3]	5,000,000	4,995,783
Total Prudential plc		14,995,472
Coca-Cola Co.
0.16% due 06/09/14[3]	15,000,000	14,995,400
Sheffield Receivables Corp.
0.20% due 07/24/14[3]	10,000,000	9,993,667
0.20% due 05/13/14[3]	5,000,000	4,998,833
Total Sheffield Receivables Corp.		14,992,500
Jupiter Securitization Company LLC
0.20% due 07/14/14[3]	10,000,000	9,994,222
BNP Paribas Finance, Inc.
0.31% due 06/13/14	10,000,000	9,993,714
Barclays US Funding LLC
0.46% due 05/23/14	10,000,000	9,993,356
Nestle Capital Corp.
0.17% due 09/11/14[3]	7,000,000	6,994,612
Total Commercial Paper
(Cost $141,949,886)		141,949,886
REPURCHASE AGREEMENTS†† - 59.7%
Individual Repurchase Agreement
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14 to be repurchased
at $148,441,914 secured by:
U.S. Treasury Note, 4.25% 08/15/15
with a par value of $142,039,900
and fair value of $151,410,726	148,441,873	148,441,873
Joint Repurchase Agreements[4]
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	49,154,376	49,154,376
HSBC Group issued 03/31/14 at
0.01% due 04/01/14	172,261,522	172,261,522
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	72,688,388	72,688,388
Deutsche Bank issued 03/31/14 at
0.02% due 04/01/14	22,901,821	22,901,821
Total Repurchase Agreements
(Cost $465,447,980)		465,447,980
Total Investments - 103.5%
(Cost $807,332,441)		$807,332,441
Other Assets & Liabilities, net - (3.5)%		(27,197,628)
Total Net Assets - 100.0%		$780,134,813

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $61,972,206 (cost $61,972,206), or 7.9% of total net assets.
[4]	Repurchase Agreements — See Note 5.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value
(cost $341,884,461)	$341,884,461
Repurchase agreements, at value
(cost $465,447,980)	465,447,980
Total investments
(cost $807,332,441)	807,332,441
Receivables:
Fund shares sold	30,050,300
Interest	29,439
Total assets	837,412,180
Liabilities:
Overdraft due to custodian bank	11,810
Payable for:
Fund shares redeemed	56,762,332
Miscellaneous	503,225
Total liabilities	57,277,367
Net assets	$780,134,813
Net assets consist of:
Paid in capital	$780,112,645
Undistributed net investment income	225
Accumulated net realized gain on investments	21,943
Net assets	$780,134,813
Capital shares outstanding	780,688,677
Net asset value per share	$1.00

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Interest	$813,470
Total investment income	813,470

Expenses:
Management fees	4,591,285
Transfer agent and administrative fees	1,836,534
Portfolio accounting fees	611,998
Registration fees	526,334
Custodian fees	104,776
Trustees’ fees*	98,073
Line of credit interest expense	1,042
Miscellaneous	814,821
Total expenses	8,584,863
Less:
Expenses waived by service company	(2,445,964)
Expenses waived by Advisor	(5,325,766)
Total waived expenses	(7,771,730)
Net expenses	813,133
Net investment income	337

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,943
Net realized gain	21,943
Net increase in net assets resulting from operations	$22,280

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013[a]

Increase (Decrease) In Net Assets From Operations:
Net investment income	$337	$344
Net realized gain on investments	21,943	1,465
Net increase in net assets resulting from operations	22,280	1,809

Distributions to shareholders from:
Net investment income
Money Market Class*	(335)	(345)
Investor2 Class	—	(3)
Advisor Class	—	(22)
A-Class	—	(3)
C-Class	—	(3)
Net Realized Gains
Money Market Class*	(1,204)	—
Total distributions to shareholders	(1,539)	(376)

Capital share transactions:
Proceeds from sale of shares
Money Market Class*	12,276,487,338	13,013,527,296
Investor2 Class	—	5,842,956
Advisor Class	—	1,158,477,495
A-Class	—	74,372,553
C-Class	—	87,542,579
Distributions reinvested
Money Market Class*	1,240	242
Investor2 Class	—	1
Advisor Class	—	21
A-Class	—	2
C-Class	—	1
Cost of shares redeemed
Money Market Class*	(12,344,744,809)	(13,061,917,403)
Investor2 Class	—	(8,730,690)
Advisor Class	—	(1,602,575,758)
A-Class	—	(83,203,673)
C-Class	—	(78,326,643)
Conversion activity**
Money Market Class*	—	289,192,453
Investor2 Class	—	(34,998,123)
Advisor Class	—	(179,664,763)
A-Class	—	(29,552,538)
C-Class	—	(44,977,029)
Net decrease from capital share transactions	(68,256,231)	(494,991,021)
Net decrease in net assets	(68,235,490)	(494,989,588)

Net assets:
Beginning of year	848,370,303	1,343,359,891
End of year	$780,134,813	$848,370,303
Undistributed net investment income at end of year	$225	$—

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013[a]

Capital share activity:
Shares sold
Money Market Class*	12,276,487,140	13,013,011,949
Investor2 Class	—	5,842,955
Advisor Class	—	1,158,365,043
A-Class	—	74,372,552
C-Class	—	87,542,579
Shares issued from reinvestment of distributions
Money Market Class*	1,240	296
Investor2 Class	—	1
Advisor Class	—	25
A-Class	—	2
C-Class	—	1
Shares redeemed
Money Market Class*	(12,344,744,809)	(13,061,402,052)
Investor2 Class	—	(8,730,690)
Advisor Class	—	(1,602,463,309)
A-Class	—	(83,203,673)
C-Class	—	(78,326,643)
Conversion activity**
Money Market Class*	—	289,368,668
Investor2 Class	—	(34,994,846)
Advisor Class	—	(179,777,212)
A-Class	—	(29,569,296)
C-Class	—	(45,027,314)
Net decrease in shares	(68,256,429)	(494,990,964)

*	The Money Market Class commenced operations on June 15, 2012. Operating results presented reflect the operating history of the Investor Class for periods prior to June 15, 2012 — See Note 13.
**	Effective June 15, 2012, the Fund’s Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares and Investor2 Class shares were converted into the newly created Money Market Class — See Note 13.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Money Market Class[a]	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	— [b]	— [b]	— [b]	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	— [b]	— [b]	— [b]	—
Total from investment operations	— [b]	— [b]	— [b]	— [b]	— [b]
Less distributions from:
Net investment income	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net realized gains	(—)[b]	—	(—)[b]	(—)[b]	—
Total distributions	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.01%	0.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$780,135	$848,370	$607,565	$833,899	$872,765
Ratios to average net assets:
Net investment income (loss)	0.00%[d]	0.00%[d]	0.00%[d]	0.01%	0.01%
Total expenses	0.93%	0.95%	0.91%	0.94%	0.93%
Net expenses[c]	0.09%	0.17%	0.11%	0.22%	0.37%
Portfolio turnover rate	—	—	—	—	—

[a]	Effective June 15, 2012, the Fund’s Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares and Investor2 Class shares were converted into the newly created Money Market Class. The financial highlights for periods prior to that date reflect the performance of the former Investor Class.
[b]	Less than $0.01 per share.
[c]	Net expense information reflects the expense ratios after expense waivers. [d] Less than 0.01%.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”) as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At March 31, 2014, the Trust consisted of fifty-one separate funds. This report covers certain Target Beta Funds (the “Funds”), while the other funds are contained in separate reports. Only A-Class, C-Class, H-Class, Advisor Class, Investor Class and Money Market Class shares had been issued by the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied primarily by pricing services approved by the Board of Trustees. A Valuation Committee (“Valuation Committee”) is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The Valuation Committee will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Trustees, regularly review procedures used by, and valuations provided by, the pricing services.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2014, afternoon NAV.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized

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NOTES TO FINANCIAL STATEMENTS (continued)

settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury yields, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their net asset value per share (“NAV”) as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

F. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

G. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

H. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

I. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution fees relating to A-Class shares and service and distribution fees related to Advisor Class shares and C-Class shares, are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

J. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Nova Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund and Government Long Bond 1.2x Strategy Fund use derivative instruments to achieve leveraged exposure to their respective underlying indices. Since these Funds’ investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds.

Management Fees
Fund	(as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Inverse Nasdaq-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

RFS provides transfer agent and administrative services to the Trust for fees calculated at the annualized rates below based on the average daily net assets of the Funds. For these services, RFS receives the following:

Transfer Agent and
Administrative Fees
Fund	(as a % of Net Assets)
Government Long Bond 1.2x Strategy Fund	0.20%
U.S. Government Money Market Fund	0.20%
Remaining Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund. Effective August 1, 2013, S&P 500® Fund and Russell 2000® Fund increased their fund accounting fees to 0.15% of fund net assets.

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Fund Accounting Fees	(as a % of net assets)
S&P 500® Fund	0.15%
Russell 2000® Fund	0.15%
Remaining Funds
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, GFD will receive shareholder servicing fees from the Funds at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial advisor an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial advisor. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder services fees are waived, dealer compensation will be reduced to the extent of such waiver.

For the year ended March 31, 2014, GFD retained sales charges of $333,837 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2014:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
Nova Fund	$94,741,239	$272,257	$18,784,747	$336,603	$—	$114,134,846
S&P 500® Fund	165,993,076	474,871	119,403,663	610,366	—	286,481,976
Inverse S&P 500® Strategy Fund	22,990,800	—	59,203,039	—	—	82,193,839
Inverse NASDAQ-100® Strategy Fund	—	—	10,407,900	38,895	—	10,446,795
Mid-Cap 1.5x Strategy Fund	20,154,863	54,878	4,543,340	148,297	—	24,901,378
Inverse Mid-Cap Strategy Fund	—	—	4,009,107	—	—	4,009,107
Russell 2000® 1.5x Strategy Fund	15,714,834	—	3,634,272	93,276	—	19,442,382
Russell 2000® Fund	37,171,976	—	11,529,301	57,068	—	48,758,345
Inverse Russell 2000® Strategy Fund	—	—	16,608,012	9,700	—	16,617,712
Government Long Bond 1.2x Strategy Fund	84,218,357	289,348	43,246	—	—	84,550,951
High Yield Strategy Fund	28,730,517	—	74,263,959	291,654	—	103,286,130
Inverse High Yield Strategy Fund	—	25,661	8,862,245	—	—	8,887,906
U.S. Government Money Market Fund	—	—	807,332,441	—	—	807,332,441

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Liabilities
Inverse S&P 500® Strategy Fund	$—	$62,991	$—	$589,119	$—	$652,110
Inverse NASDAQ-100® Strategy Fund	—	—	—	18,570	—	18,570
Inverse Mid-Cap Strategy Fund	—	—	—	53,267	—	53,267
Russell 2000® 1.5x Strategy Fund	—	102,613	—	—	—	102,613
Russell 2000® Fund	—	70,420	—	—	—	70,420
Inverse Russell 2000® Strategy Fund	—	—	—	200,303	—	200,303
High Yield Strategy Fund	—	495,412	—	—	—	495,412
Inverse High Yield Strategy Fund	—	—	—	23,703	—	23,703

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of March 31, 2014, Russell 2000® 1.5x Strategy Fund and Russell 2000® Fund had securities with a total value of $2,584 and $5,538 respectively, transfer from Level 1 to Level 2 based on a change in availability of market information.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.01%			0.00%
Due 04/01/14	$519,000,000	$519,000,144	11/15/39 - 05/15/40	$1,347,115,400	$529,380,006
RBC Capital Markets			U.S. TIP Notes
0.02%			0.13% - 2.50%
Due 04/01/14	219,000,000	219,000,091	07/15/16 - 07/15/22	156,009,700	175,640,035
			U.S. Treasury Strips
			0.00%
			11/15/26 - 02/15/36	81,000,000	47,740,000
Mizuho Financial Group, Inc.			U.S. Treasury Notes
0.01%			1.25% - 7.88%
Due 04/01/14	148,095,295	148,095,336	08/15/15 - 02/15/21	137,725,900	151,057,202
Deutsche Bank			U.S. Treasury Note
0.02%			0.88%
Due 04/01/14	69,000,000	69,000,038	09/15/16	70,039,600	70,380,047

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Disclosures about Credit Derivatives

In accordance with its principal investment strategy, the High Yield Strategy Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The table on page 142 included in the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of March 31, 2014.

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following Funds utilized derivatives for the following purposes:

Fund Name	Index Exposure	Liquidity	Leverage
Nova Fund	x	x	x
S&P 500® Fund	x	x	—
Inverse S&P 500® Strategy Fund	x	x	—
Inverse NASDAQ-100® Strategy Fund	x	x	—
Mid-Cap 1.5x Strategy Fund	x	x	x
Inverse Mid-Cap Strategy Fund	x	x	—
Russell 2000® 1.5x Strategy Fund	x	x	x
Russell 2000® Fund	x	x	—
Inverse Russell 2000® Strategy Fund	x	x	—
Government Long Bond 1.2x Strategy Fund	x	x	x
High Yield Strategy Fund	x	x	—
Inverse High Yield Strategy Fund	x	x	—

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a daily basis.

Approximate percentage of Fund’s
net assets on a daily basis

Fund	Long	Short
Nova Fund	75%	—
S&P 500® Fund	45%	—
Inverse S&P 500® Strategy Fund	—	100%
Inverse NASDAQ-100® Strategy Fund	—	100%
Mid-Cap 1.5x Strategy Fund	75%	—
Inverse Mid-Cap Strategy Fund	—	100%
Russell 2000® 1.5x Strategy Fund	75%	—
Russell 2000® Fund	25%	—
Inverse Russell 2000® Strategy Fund	—	100%
Government Long Bond 1.2x Strategy Fund	80%	—
High Yield Strategy Fund*	90%	—
Inverse High Yield Strategy Fund*	—	95%

*These Funds utilize a combination of currency and/or financial-linked derivatives to obtain exposure to their benchmarks. The gross derivative instrument exposure is 180% and 195% for the High Yield Strategy and Inverse High Yield Strategy Fund, respectively.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives

Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2014:

Asset Derivative Investments Value

	Futures	Swaps	Futures	Swaps	Total Value at
	Equity	Equity	Interest Rate	Credit Default	March 31,
Fund	Contracts*	Contracts	Contracts*	Contracts	2014
Nova Fund	$272,257	$336,603	$—	$—	$608,860
S&P 500® Fund	474,871	610,366	—	—	1,085,237
Inverse NASDAQ-100® Strategy Fund	—	38,895	—	—	38,895
Mid-Cap 1.5x Strategy Fund	54,878	148,297	—	—	203,175
Russell 2000® 1.5x Strategy Fund	—	93,276	—	—	93,276
Russell 2000® Fund	—	57,068	—	—	57,068
Inverse Russell 2000® Strategy Fund	—	9,700	—	—	9,700
Government Long Bond 1.2x Strategy Fund	—	—	289,348	—	289,348
High Yield Strategy Fund	—	—	—	291,654	291,654
Inverse High Yield Strategy Fund	—	—	25,661	—	25,661

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NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value

	Futures	Swaps	Futures	Swaps	Total Value at
	Equity	Equity	Interest Rate	Credit Default	March 31,
Fund	Contracts*	Contracts	Contracts*	Contracts	2014
Inverse S&P 500® Strategy Fund	$62,991	$589,119	$—	$—	$652,110
Inverse NASDAQ-100® Strategy Fund	—	18,570	—	—	18,570
Inverse Mid-Cap Strategy Fund	—	53,267	—	—	53,267
Russell 2000® 1.5x Strategy Fund	102,613	—	—	—	102,613
Russell 2000® Fund	70,420	—	—	—	70,420
Inverse Russell 2000® Strategy Fund	—	200,303	—	—	200,303
High Yield Strategy Fund	—	—	495,412	—	495,412
Inverse High Yield Strategy Fund	—	—	—	23,703	23,703

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

	Futures	Swaps	Futures	Swaps
	Equity	Equity	Interest Rate	Credit Default
Fund	Contracts	Contracts	Contracts	Contracts	Total
Nova Fund	$1,869,674	$9,130,015	$—	$—	$10,999,689
S&P 500® Fund	(1,501,671)	63,012	—	—	(1,438,659)
Inverse S&P 500® Strategy Fund	(11,003,914)	(26,247,179)	—	—	(37,251,093)
Inverse NASDAQ-100® Strategy Fund	(1,284,158)	(2,140,350)	—	—	(3,424,508)
Mid-Cap 1.5x Strategy Fund	2,781,382	1,432,186	—	—	4,213,568
Inverse Mid-Cap Strategy Fund	(307,841)	(711,420)	—	—	(1,019,261)
Russell 2000® 1.5x Strategy Fund	2,406,473	2,382,696	—	—	4,789,169
Russell 2000® Fund	2,359,368	761,558	—	—	3,120,926
Inverse Russell 2000® Strategy Fund	(1,776,288)	(4,505,218)	—	—	(6,281,506)
Government Long Bond 1.2x Strategy Fund	—	—	(20,518,519)	—	(20,518,519)
High Yield Strategy Fund	—	—	(2,095,549)	10,910,521	8,814,972
Inverse High Yield Strategy Fund	—	—	1,532,550	(3,380,378)	(1,847,828)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

	Futures	Swaps	Futures	Swaps
	Equity	Equity	Interest Rate	Credit Default
Fund	Contracts	Contracts	Contracts	Contracts	Total
Nova Fund	$263,695	$101,744	$—	$—	$365,439
S&P 500® Fund	472,968	350,872	—	—	823,840
Inverse S&P 500® Strategy Fund	198,052	(200,682)	—	—	(2,630)
Inverse NASDAQ-100® Strategy Fund	17,114	47,899	—	—	65,013
Mid-Cap 1.5x Strategy Fund	(624,939)	(64,442)	—	—	(689,381)
Inverse Mid-Cap Strategy Fund	29,490	(47,768)	—	—	(18,278)
Russell 2000® 1.5x Strategy Fund	(108,018)	39,426	—	—	(68,592)
Russell 2000® Fund	(89,644)	(8,960)	—	—	(98,604)
Inverse Russell 2000® Strategy Fund	72	(167,759)	—	—	(167,687)
Government Long Bond 1.2x Strategy Fund	—	—	1,106,762	—	1,106,762
High Yield Strategy Fund	—	—	(858,174)	(450,313)	(1,308,487)
Inverse High Yield Strategy Fund	—	—	34,821	(2,830)	31,991

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Nova Fund	$13,399,767
S&P 500® Fund	19,748,208
Inverse S&P 500® Strategy Fund	37,877,636
Inverse NASDAQ-100® Strategy Fund	17,351,209
Mid-Cap 1.5x Strategy Fund	7,314,398
Russell 2000® 1.5x Strategy Fund	4,511,523
Russell 2000® Fund	3,998,405

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

	Ordinary	Long-Term	Return	Total
Fund	Income	Capital Gain	of Capital	Distributions
Nova Fund	$—	$—	$—	$—
S&P 500® Fund	402,265	—	—	402,265
Inverse S&P 500® Strategy Fund	—	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—	—
Russell 2000® Fund	2,441,958	—	—	2,441,958
Inverse Russell 2000® Strategy Fund	—	—	—	—
Government Long Bond 1.2x Strategy Fund	1,710,481	—	13,827	1,724,308
High Yield Strategy Fund	21,208,428	—	—	21,208,428
Inverse High Yield Strategy Fund	—	—	—	—
U.S. Government Money Market Fund	1,539	—	—	1,539

172 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 28, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Nova Fund	$72,406	$—	$72,406
S&P 500® Fund	606,873	—	606,873
Inverse S&P 500® Strategy Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—
Russell 2000® Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Government Long Bond 1.2x Strategy Fund	3,523,210	—	3,523,210
High Yield Strategy Fund	7,730,042	4,377,221	12,107,263
Inverse High Yield Strategy Fund	—	—	—
U.S. Government Money Market Fund	376	—	376

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2014 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward[1]
Nova Fund	$169,151	$—	$22,181,142	$(18,553,242)
S&P 500® Fund	—	2,899,418	58,015,730	—
Inverse S&P 500® Strategy Fund	—	—	(591,256)	(363,836,149)
Inverse NASDAQ-100® Strategy Fund	—	—	20,325	(64,465,387)
Mid-Cap 1.5x Strategy Fund	227,935	409,228	5,579,338	—
Inverse Mid-Cap Strategy Fund	—	—	(53,267)	(16,872,743)
Russell 2000® 1.5x Strategy Fund	—	244,398	5,235,991	—
Russell 2000® Fund	—	—	9,515,631	—
Inverse Russell 2000® Strategy Fund	—	—	(190,603)	(63,949,545)
Government Long Bond 1.2x Strategy Fund	—	—	467,025	(48,951,675)
High Yield Strategy Fund	—	—	418,395	—
Inverse High Yield Strategy Fund	—	—	(23,702)	(15,424,348)
U.S. Government Money Market Fund	22,168	—	—	—

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

								Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited	Unlimited	Capital Loss
Fund	2015	2016	2017	2018	2019	Short-Term	Long-Term	Carryforward
Nova Fund	$—	$—	$(16,337,372)	$(2,215,870)	$—	$—	$—	$(18,553,242)
Inverse S&P 500® Strategy Fund	(59,724,340)	—	—	(107,667,355)	(64,265,070)	(111,198,928)	(20,980,456)	(363,836,149)
Inverse NASDAQ-100® Strategy Fund	(15,380,081)	(8,534,020)	—	(16,105,314)	(9,266,829)	(12,770,947)	(2,408,196)	(64,465,387)
Inverse Mid-Cap Strategy Fund	(3,855,787)	(850,800)	—	(6,411,872)	(1,499,847)	(3,491,020)	(763,417)	(16,872,743)
Inverse Russell 2000® Strategy Fund	(13,474,576)	(7,459,340)	—	(15,938,452)	(10,451,551)	(13,014,411)	(3,611,215)	(63,949,545)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	—	(37,304,621)	(11,647,054)	(48,951,675)
Inverse High Yield Strategy Fund	—	—	—	(3,356,295)	(4,361,182)	(7,706,871)	—	(15,424,348)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to late year loss deferrals, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, and "mark to market" of futures contracts and passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent,

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NOTES TO FINANCIAL STATEMENTS (continued)

reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Nova Fund	$(11,912)	$—	$11,912
S&P 500® Fund	1,628,381	3,540	(1,631,921)
Inverse S&P 500® Strategy Fund	(40,241,703)	2,364,067	37,877,636
Inverse NASDAQ-100® Strategy Fund	(17,586,748)	235,539	17,351,209
Mid-Cap 1.5x Strategy Fund	1,774,161	431,696	(2,205,857)
Inverse Mid-Cap Strategy Fund	(61,429)	61,429	—
Russell 2000® 1.5x Strategy Fund	738,722	347,812	(1,086,534)
Russell 2000® Fund	3,280,236	730,884	(4,011,120)
Inverse Russell 2000® Strategy Fund	(286,263)	286,263	—
Government Long Bond 1.2x Strategy Fund	(13,827)	13,827	—
High Yield Strategy Fund	13,885,761	1,603,218	(15,488,979)
Inverse High Yield Strategy Fund	(1,651,358)	504,074	1,147,284
U.S. Government Money Market Fund	—	223	(223)

At March 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Nova Fund	$91,681,447	$21,999,240	$(154,701)	$21,844,539
S&P 500® Fund	227,991,375	57,514,613	(109,249)	57,405,364
Inverse S&P 500® Strategy Fund	82,195,976	7,063	(9,200)	(2,137)
Inverse NASDAQ-100® Strategy Fund	10,407,900	—	—	—
Mid-Cap 1.5x Strategy Fund	19,267,162	5,562,153	(131,112)	5,431,041
Inverse Mid-Cap Strategy Fund	4,009,107	—	—	—
Russell 2000® 1.5x Strategy Fund	14,206,391	5,220,432	(77,717)	5,142,715
Russell 2000® Fund	39,242,714	9,853,691	(395,128)	9,458,563
Inverse Russell 2000® Strategy Fund	16,608,012	—	—	—
Government Long Bond 1.2x Strategy Fund	83,794,578	467,025	—	467,025
High Yield Strategy Fund	102,867,737	146,983	(20,242)	126,741
Inverse High Yield Strategy Fund	8,862,245	—	—	—
U.S. Government Money Market Fund	807,332,441	—	—	—

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2014, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2014:

Fund	Ordinary	Capital
S&P 500® Fund	$(16,281)	$—
Inverse S&P 500® Strategy Fund	(382,578)	—
Inverse Mid-Cap Strategy Fund	(15,573)	—
Russell 2000® 1.5x Strategy Fund	(56,648)	—
Russell 2000® Fund	(99,578)	—
Inverse Russell 2000® Strategy Fund	(62,483)	—
Inverse High Yield Strategy Fund	(181,266)	—

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NOTES TO FINANCIAL STATEMENTS (continued)

9. Securities Transactions

For the year ended March 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, derivatives and short-term investments, were as follows:

Fund	Purchases	Sales
Nova Fund	$217,553,864	$183,954,873
S&P 500® Fund	411,033,012	501,104,388
Inverse S&P 500® Strategy Fund	23,000,000	—
Inverse NASDAQ-100® Strategy Fund	—	—
Mid-Cap 1.5x Strategy Fund	172,909,414	197,815,242
Inverse Mid-Cap Strategy Fund	—	—
Russell 2000® 1.5x Strategy Fund	139,932,509	158,752,977
Russell 2000® Fund	129,646,381	162,748,020
Inverse Russell 2000® Strategy Fund	—	—
High Yield Strategy Fund	27,956,663	45,642,332
Inverse High Yield Strategy Fund	6,573,952	6,618,607
U.S. Government Money Market Fund	20,000,000	—

For the year ended March 31, 2014, the cost of purchases and proceeds from sales of government securities were:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$3,375,076,483	$3,500,048,073

10. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2014. The Funds did not have any borrowings under this agreement at March 31, 2014.

The average daily balances borrowed for the year ended March 31, 2014 were as follows:

Fund	Average Daily Balance
Nova Fund	$ 44,811
S&P 500 Fund	28,542
Russell 2000® 1.5x Strategy Fund	43,556
Russell 2000® Fund	7,249
Government Long Bond 1.2x Strategy Fund	30,214
U.S. Government Money Market Fund	82,225

11. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014, the Funds participated in securities lending as follows:

		Cash
	Value of	Collateral
Fund	Securities Loaned	Received
Nova Fund	$ 6,592	$ 6,800
S&P 500® Fund	55,494	56,700
Mid-Cap 1.5x Strategy Fund	146,050	149,145
Russell 2000® 1.5x Strategy Fund	58,592	61,043
Russell 2000® Fund	257,689	263,348
High Yield Strategy Fund	4,304,184	4,389,000

Cash collateral received was invested in joint repurchase agreements at March 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value

BNP Paribas Securities Corp.			U.S. TIP Bond
0.05%			0.75%
Due 04/01/14	$2,390,672	$2,390,675	02/15/42	$2,690,478	$2,438,419
HSBC Securities, Inc.			Fannie Mae Strips
0.05%			0.00%
Due 04/01/14	2,133,215	2,133,218	07/15/14 - 01/15/30	2,691,600	2,175,821
Deutsche Bank Securities, Inc.			U.S. Treasury Note/Bond
0.05% - 0.08%			1.75% - 8.75%
Due 04/01/14	402,147	402,147	05/15/17 - 05/15/23	388,040	372,669
			Fannie Mae Strip
			0.00%
			05/15/30	72,233	37,528

12. Reverse Share Splits

A reverse share split occurred for the following funds at the close of business:

Fund	Effective Date	Split Type

Inverse NASDAQ-100® Strategy Fund	February 21, 2014	One-for-Five Reverse Split
Inverse Mid-Cap Strategy Fund	February 7, 2014	One-for-Three Reverse Split
Inverse Russell 2000® Strategy Fund	February 7, 2014	One-for-Three Reverse Split
Government Long Bond 1.2x Strategy Fund	February 7, 2014	One-for-Three Reverse Split

The effect of these transactions was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in net asset value per share. The share transactions presented in the statement of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

13. U.S. Government Money Market Fund Consolidation

Effective June 15, 2012, 816,436,768 Investor Class shares, 179,777,212 Advisor Class shares, 29,569,296 A-Class shares, 45,027,314 C-Class shares, and 34,994,846 Investor2 Class shares of the U.S. Government Money Market Fund (the “Fund”) were converted to the Fund’s new share class, the Money Market Class shares, at a 1 for 1 conversion ratio. The Money Market Class shares expense structure was substantially similar to the former Investor Class. Accordingly, for financial reporting purposes, the Money Market Class’ operating results presented in the financial statements and financial highlights reflect the operating history of the Investor Class for periods prior to June 15, 2012.

14. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected

176 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to the plaintiff’s claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. The complaint identifies a putative defendant class comprised of all entities who received proceeds from the merger transaction in exchange for their shares.

The Court has ordered the parties to meet and confer on or before May 9, 2014 regarding a possible schedule for the defendants to respond to the amended complaints. The Court has scheduled a status conference for May 29, 2014 to address the parties’ proposed schedule.

THE RYDEX FUNDS ANNUAL REPORT | 177

NOTES TO FINANCIAL STATEMENTS (concluded)

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

15. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset
					in the Statements of Assets
					and Liabilities
				Net Amount of Assets
			Gross Amounts Offset	Presented on the		Cash
		Gross Amounts of	in the Statements of	Statements of Assets	Financial	Collateral	Net
Fund	Instrument	Recognized Assets[1]	Assets and Liabilities	and Liabilities	Instruments	Received[2]	Amount
Nova Fund	Swap equity contracts	$336,603	$ —	$336,603	$ —	$ —	$336,603
S&P 500® Fund	Swap equity contracts	610,366	—	610,366	—	—	610,366
Inverse NASDAQ-100®
Strategy Fund	Swap equity contracts	38,895	—	38,895	—	—	38,895
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	148,297	—	148,297	—	—	148,297
Russell 2000® 1.5x
Strategy Fund	Swap equity contracts	93,276	—	93,276	—	—	93,276
Russell 2000® Fund	Swap equity contracts	57,068	—	57,068	—	—	57,068
Inverse Russell 2000®
Strategy Fund	Swap equity contracts	9,700	—	9,700	—	—	9,700

178 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

					Gross Amounts Not Offset
					in the Statements of Assets
					and Liabilities
				Net Amount of
			Gross Amounts Offset	Liabilities Presented		Cash
		Gross Amounts of	in the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Recognized Liabilities[1]	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged[2]	Amount
Inverse S&P 500®
Strategy Fund	Swap equity contracts	$589,119	$ —	$589,119	$ —	$ —	$589,119
Inverse NASDAQ-100®
Strategy Fund	Swap equity contracts	18,570	—	18,570	—	—	18,570
Inverse Mid-Cap
Strategy Fund	Swap equity contracts	53,267	—	53,267	—	—	53,267
Inverse Russell 2000®
Strategy Fund	Swap equity contracts	200,303	—	200,303	—	—	200,303

1 Exchange traded futures and centrally cleared swaps are excluded from these reported amounts.

2 Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as Segregated cash with broker on the Statements of Assets and Liabilities.

16. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The financial statements on Form N-CSR dated March 31, 2014 of the Cash Management will be available publicly or upon request. Transactions during the period ended March 31, 2014 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment
Fund	Security	03/28/13	Additions	Reductions	03/31/14	03/31/14	Income
Inverse S&P 500® Strategy Fund	Mutual Fund:
	Guggenheim Strategy Fund I	$ —	$23,000,000	$ —	$22,990,800	920,000	$13,365
High Yield Strategy Fund	Mutual Fund:
	Guggenheim Strategy Fund II	—	23,000,000	—	22,981,600	920,000	7,913

THE RYDEX FUNDS ANNUAL REPORT | 179

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Government Long Bond 1.2x Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund (thirteen of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 30, 2014

180 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code (IRC). Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2014, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500® Fund	100.00%
Russell 2000® Fund	4.02%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
S&P 500® Fund	100.00%
Russell 2000® Fund	4.02%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2014, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
Russell 2000® Fund	0.00%	100.00%
Government Long Bond 1.2x Strategy Fund	100.00%	0.00%
High Yield Strategy Fund	100.00%	100.00%
U.S. Government Money Market Fund	100.00%	0.00%

With respect to the taxable year ended March 31, 2014, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

		Mid-Cap 1.5x	Russell 2000®
	S&P 500® Fund	Strategy Fund	1.5x Strategy Fund	Russell 2000® Fund
From long-term capital gains, subject to the 15% rate gains category:	$—	$—	$—	$—
From long-term capital gains, using proceeds from shareholder redemptions:	1,677,322	1,744,161	1,074,060	1,617,213

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 181

OTHER INFORMATION (Unaudited)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds will be consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD will serve as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

182 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INTERESTED TRUSTEE

			Number of	Other
	Position(s) Held with the		Portfolios in Fund	Directorships
Name and Year of	Trust, Term of Office and	Principal Occupation(s)	Complex Overseen	Held by
Birth of Trustee	Length of Time Served	During Past 5 Years	by Trustee**	Trustee

Donald C. Cacciapaglia* (1951)	Trustee from 2012 to present.	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012–present); Vice Chairman, Guggenheim Investments (2010–present). Former: Chairman and Chief Executive Officer, Channel Capital Group, Inc. (2002–2010).	214	Delaware Life (2013–present); Guggenheim Life and Annuity Company (2011–present); Paragon Life Insurance Company of Indiana (2011–present).

INDEPENDENT TRUSTEES

Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired.	131	None.

J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	Trustee of Epiphany Funds (4) (2009–present).

John O. Demaret (1940)	Trustee from 1998 to present and Chairman of the Board from 2006 to present; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	None.

Werner E. Keller (1940)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005–present).	131	None.

THE RYDEX FUNDS ANNUAL REPORT | 183

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

INDEPENDENT TRUSTEES - concluded

			Number of	Other
	Position(s) Held with the		Portfolios in Fund	Directorships
Name and Year of	Trust, Term of Office and	Principal Occupation(s)	Complex Overseen	Held by
Birth of Trustee	Length of Time Served	During Past 5 Years	by Trustee**	Trustee

Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996–present).	131	Board of Directors of US Global Investors (GROW) (1995–present).

Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977–2010).	131	None.

Roger Somers (1944)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Current: Founder and Chief Executive Officer, Arrow Limousine (1962–present).	131	None.

OFFICERS

Position(s) Held with
Name, Address	the Trust, Term of
and Year of Birth of	Office and Length of	Principal Occupation(s)
Officer	Time Served	During Past 5 Years

Donald C. Cacciapaglia (1951)	President (2012–present).

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012–present); Vice Chairman, Guggenheim Investments (2010–present).

Former: Chairman and Chief Executive Officer, Channel Capital Group Inc. (2002–2010).

Michael P. Byrum (1970)	Vice President (1999–present).

Current: Senior Vice President, Security Investors, LLC (2010–present); President and Chief Investment Officer, Rydex Holdings, LLC (2008–present); Director and Chairman, Advisory Research Center, Inc. (2006–present); Manager, Guggenheim Specialized Products, LLC (2005–present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009–2010) and Secretary (2002–2010), Rydex Fund Services, LLC; Director (200832010), Chief Investment Officer (2006–2010), President (2004–2010) and Secretary (2002–2010), Rydex Advisors, LLC; Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010) and Secretary (2002–2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).

Current: Treasurer and Vice President, certain other funds in the Fund Complex (2003–present); Senior Vice President, Security Investors, LLC (2010–present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009–present); President and Chief Executive Officer, Rydex Fund Services, LLC (2009–present); Vice President, Rydex Holdings, LLC (2008–present).

Former: Senior Vice President, Security Global Investors, LLC (2010–2011); Senior Vice President, Rydex Advisors, LLC (2006–2011); Senior Vice President, Rydex Advisors II, LLC (2006–2011).

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.
**	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. Information provided is as of the date of this report.

184 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

OFFICERS - concluded

Position(s) Held with
Name, Address	the Trust, Term of
and Year of Birth of	Office and Length of	Principal Occupation(s)
Officer	Time Served	During Past 5 Years

Elisabeth Miller (1968)	Chief Compliance Officer (2012–present).

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012–present); Chief Compliance Officer, Security Investors, LLC (2012–present); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012–present); Vice President, Guggenheim Funds Distributors, LLC (2014–present).

Former: Chief Compliance Officer, Guggenheim Distributors, LLC (2009–2014); Senior Manager, Security Investors, LLC (2004–2009); Senior Manager, Guggenheim Distributors, LLC (2004–2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006–present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006–present); Vice President, Security Investors, LLC (2010–present); Chief Financial Officer and Manager, Guggenheim Specialized Products, LLC (2009–present).

Former: Vice President, Security Global Investors, LLC (2010–2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012–present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013–present); Senior Managing Director, Guggenheim Investments (2012–present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012).

THE RYDEX FUNDS ANNUAL REPORT | 185

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments. com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim

186 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT | 187

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3.31.2014

Rydex Funds Annual Report

Domestic Equity Funds	International Equity Funds
S&P 500® Pure Growth Fund	Europe 1.25x Strategy Fund
S&P 500® Pure Value Fund	Japan 2x Strategy Fund
S&P MidCap 400® Pure Growth Fund	Specialty Funds
S&P MidCap 400® Pure Value Fund	Strengthening Dollar 2x Strategy Fund
S&P SmallCap 600® Pure Growth Fund	Weakening Dollar 2x Strategy Fund
S&P SmallCap 600® Pure Value Fund

RTB2-ANN-0314x0315	guggenheiminvestments.com

Go Green! Eliminate Mailbox Clutter

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our Rydex Funds (the "Funds"). This report covers performance for the one-year period ended March 31, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

April 30, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2014

Pure Style Funds may not be suitable for all investors. • The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. • The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. • Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. • The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve their investment objective and may decrease the Funds’ performance. • These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. • Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors.

• The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2014

Investment markets continued to rally through the 12 months ended March 31, 2014, thanks to a steadily improving U.S. economy and ongoing U.S. central bank easing. Contributing to performance of equities were growing confidence in the sustainability of the U.S. economic recovery, favorable corporate profit growth, supportive valuations, interest rates below their long-run level, and positive inflows, as investors concerned about the end of quantitative easing and its impact on interest rates rotated out of fixed-income investments into equities.

An issue during the period was when the U.S. Federal Reserve (the “Fed”) would start to scale back its asset purchases, particularly since equity markets were strong while abundant liquidity and steady easing had produced a benign credit environment with low default rates. Speculation that tapering would start mid-2013 touched off market volatility and a jump in Treasury yields in May, which moderated after the Fed refrained from easing in September. That, along with the resolution of issues related to a government shutdown in October and eventual agreement on raising the debt ceiling, set the stage for an equity rally on the back of stronger economic growth that lasted into the new year.

After announcing in December 2013 that, based on positive economic data and a better jobs picture, it would reduce its monthly bond purchases by $10 billion, tapering finally began in January 2014. The Fed continued to taper even after acknowledging in March that the economy had slowed during the winter months, which were unusually harsh for much of the U.S. By April, it was buying only $55 billion a month, down from $85 billion in December 2013.

In March 2014, while noting that the U.S. economy has not yet reached full employment, the Fed also unlinked attainment of a 6.5% unemployment level with a potential rate hike, since the unemployment rate in February was approaching that level. Revised guidance from new Fed Chair Janet Yellen seemed to indicate that a rise might not be considered until mid-2015, at the earliest, although she stressed that it would depend on labor market conditions and the inflation rate. Still, the date was earlier than many market participants had expected, which knocked the market off record highs reached earlier in the six-month period.

Even though upcoming economic reports may reflect the impacts from the severe winter weather, and international tensions remain high, the arrival of spring was expected to return the U.S. economy to its improving trend. Pent-up demand resulting from the huge gap in household formation over the prior several years continues to buoy the housing market, while a pickup in global demand bodes well for the U.S. manufacturing sector. Consumption is rising due to an increase in net worth, resulting from the rebound in housing and asset prices, which has boosted retail sales, and consumer sentiment measures. The consensus expectation for 2014 growth stands at 3.0%, compared with 1.9% for 2013.

Overseas, the picture is mixed. Relations between Russia and the West have sunk to levels not seen since the Cold War. Investors can expect ongoing instability in the region, which is likely to keep U.S. interest rates subdued for the time being. Europe seems to be on more solid economic footing, with data suggesting growth has improved in the core, and even more so in peripheral countries. Japan’s economic growth is slowing, but should regain momentum after the Bank of Japan implements more monetary accommodation. China’s economy, while facing a number of structural challenges, should begin to stabilize as policymakers take actions to prevent a hard landing.

Momentum driven by the favorable macro environment is supporting equities and moving spreads tighter, helping perpetuate the risk-on mode that has prevailed in the U.S. since 2008. Investors who want income will have to keep investing, but buying cheap securities may be a thing of the past. Recent volatility indicates that investors must guard against becoming complacent about the quality of investments they make and their inherent risks. The Fed continues pumping enormous amounts of liquidity into the system, but with little expectation that it will raise interest rates before 2015, the expansion is likely to continue. Even when the Fed does hike, it typically takes another two years before a recession threatens growth. While the economy may be entering a new era where interest rates head higher over the long term, there is likely a ceiling on how high rates can rise in advance of eventual monetary tightening.

For the 12 months ended March 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.86%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 17.56%. The return of the MSCI Emerging Markets Index* was 1.43%.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2014

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -0.10% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.54%. The return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Europe STOXX 50® Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMP OUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%– in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2013 and ending March 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.52%	14.88%	$1,000.00	$1,148.80	$8.14
C-Class	2.27%	14.44%	1,000.00	1,144.40	12.14
H-Class	1.52%	14.88%	1,000.00	1,148.80	8.14
S&P 500® Pure Value Fund
A-Class	1.52%	17.27%	1,000.00	1,172.70	8.23
C-Class	2.27%	16.84%	1,000.00	1,168.40	12.27
H-Class	1.52%	17.28%	1,000.00	1,172.80	8.23
S&P MidCap 400® Pure Growth Fund
A-Class	1.52%	11.04%	1,000.00	1,110.40	8.00
C-Class	2.27%	10.63%	1,000.00	1,106.30	11.92
H-Class	1.52%	11.03%	1,000.00	1,110.30	8.00
S&P MidCap 400® Pure Value Fund
A-Class	1.52%	10.03%	1,000.00	1,100.30	7.96
C-Class	2.27%	9.59%	1,000.00	1,095.90	11.86
H-Class	1.52%	10.02%	1,000.00	1,100.20	7.96
S&P SmallCap 600® Pure Growth Fund
A-Class	1.53%	9.15%	1,000.00	1,091.50	7.98
C-Class	2.28%	8.75%	1,000.00	1,087.50	11.87
H-Class	1.52%	9.17%	1,000.00	1,091.70	7.93
S&P SmallCap 600® Pure Value Fund
A-Class	1.52%	13.09%	1,000.00	1,130.90	8.08
C-Class	2.27%	12.64%	1,000.00	1,126.40	12.03
H-Class	1.53%	13.05%	1,000.00	1,130.50	8.13
Europe 1.25x Strategy Fund
A-Class	1.77%	9.78%	1,000.00	1,097.80	9.26
C-Class	2.48%	9.30%	1,000.00	1,093.00	12.94
H-Class	1.72%	9.73%	1,000.00	1,097.30	8.99
Japan 2x Strategy Fund
A-Class	1.52%	(8.27%)	1,000.00	917.30	7.27
C-Class	2.28%	(8.56%)	1,000.00	914.40	10.88
H-Class	1.53%	(8.24%)	1,000.00	917.60	7.31
Strengthening Dollar 2x Strategy Fund
A-Class	1.72%	(1.87%)	1,000.00	981.30	8.50
C-Class	2.47%	(2.19%)	1,000.00	978.10	12.18
H-Class	1.72%	(1.87%)	1,000.00	981.30	8.50
Weakening Dollar 2x Strategy Fund
A-Class	1.72%	(0.33%)	1,000.00	996.70	8.56
C-Class	2.47%	(0.66%)	1,000.00	993.40	12.28
H-Class	1.72%	(0.34%)	1,000.00	996.60	8.56

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.52%	5.00%	$1,000.00	$1,017.35	$7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P 500® Pure Value Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P MidCap 400® Pure Growth Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P MidCap 400® Pure Value Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P SmallCap 600® Pure Growth Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P SmallCap 600® Pure Value Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
Europe 1.25x Strategy Fund
A-Class	1.77%	5.00%	1,000.00	1,016.11	8.90
C-Class	2.48%	5.00%	1,000.00	1,012.57	12.44
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
Japan 2x Strategy Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
Strengthening Dollar 2x Strategy Fund
A-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
Weakening Dollar 2x Strategy Fund
A-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65

[1]	Annualized.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2013 to March 31, 2014.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2014, S&P 500® Pure Growth Fund H-Class returned 30.79%, compared with a gain of 33.13% for the S&P 500 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Consumer Discretionary was the sector contributing most to performance, followed by Health Care. No sector detracted from performance, but the sectors contributing least were Energy and Consumer Staples.

Stocks contributing the most to return of the underlying index were Netflix, Inc., Actavis plc and Southwest Airlines Co. Denbury Resources, Inc., D.R. Horton, Inc. and Tesoro Corp. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Huntington Bancshares, Inc.	2.1%
TripAdvisor, Inc.	1.9%
Safeway, Inc.	1.9%
Keurig Green Mountain, Inc.	1.8%
Actavis plc	1.8%
Michael Kors Holdings Ltd.	1.8%
Facebook, Inc. — Class A	1.8%
Chipotle Mexican Grill, Inc. — Class A	1.7%
Southwest Airlines Co.	1.7%
Netflix, Inc.	1.6%
Top Ten Total	18.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
C-Class Shares	29.78%	25.51%	7.14%
C-Class Shares with CDSC‡	28.78%	25.51%	7.14%
H-Class Shares	30.79%	26.48%	7.95%
S&P 500 Pure Growth Index	33.13%	28.77%	10.77%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	30.75%	26.47%	8.67%
A-Class Shares with sales charge†	24.53%	25.24%	8.12%
S&P 500 Pure Growth Index	33.13%	28.77%	11.76%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2014
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.4%

CONSUMER DISCRETIONARY - 28.0%
TripAdvisor, Inc.*	29,537	$2,675,756
Michael Kors Holdings Ltd.*	27,100	2,527,617
Chipotle Mexican Grill, Inc. — Class A*	4,300	2,442,615
Netflix, Inc.*	6,555	2,307,557
Wynn Resorts Ltd.	9,511	2,112,869
Priceline Group, Inc.*	1,771	2,110,837
News Corp. — Class A*	119,800	2,062,956
Harman International Industries, Inc.	17,800	1,893,920
Goodyear Tire & Rubber Co.	69,200	1,808,196
DIRECTV*	18,979	1,450,376
Fossil Group, Inc.*	11,690	1,363,171
Amazon.com, Inc.*	4,044	1,360,887
Tractor Supply Co.	16,500	1,165,395
Comcast Corp. — Class A	23,100	1,155,462
Wyndham Worldwide Corp.	15,260	1,117,490
Discovery Communications, Inc. — Class A*	11,333	937,239
BorgWarner, Inc.	14,668	901,642
Interpublic Group of Companies, Inc.	50,400	863,856
Johnson Controls, Inc.	17,400	823,368
NIKE, Inc. — Class B	10,800	797,688
CBS Corp. — Class B	12,690	784,242
Graham Holdings Co. — Class B	1,100	774,125
Viacom, Inc. — Class B	8,600	730,914
VF Corp.	11,500	711,620
Dollar Tree, Inc.*	12,000	626,160
O’Reilly Automotive, Inc.*	4,200	623,238
Time Warner Cable, Inc.	4,380	600,848
Starbucks Corp.	7,800	572,364
Bed Bath & Beyond, Inc.*	8,200	564,160
Harley-Davidson, Inc.	8,400	559,524
Mohawk Industries, Inc.*	3,900	530,322
TJX Companies, Inc.	8,468	513,584
Total Consumer Discretionary		39,469,998

INFORMATION TECHNOLOGY - 15.4%
Facebook, Inc. — Class A*	41,900	2,524,057
Seagate Technology plc	39,417	2,213,659
Western Digital Corp.	20,300	1,863,946
Alliance Data Systems Corp.*	6,300	1,716,435
First Solar, Inc.*	24,100	1,681,939
VeriSign, Inc.*	30,800	1,660,428
Google, Inc. — Class A*	1,399	1,559,199
Cognizant Technology Solutions
Corp. — Class A*	27,202	1,376,693
MasterCard, Inc. — Class A	13,550	1,012,185
Salesforce.com, Inc.*	15,786	901,223
QUALCOMM, Inc.	11,368	896,480
Electronic Arts, Inc.*	30,500	884,805
SanDisk Corp.	10,100	820,019
Fidelity National Information Services, Inc.	12,600	673,470
Visa, Inc. — Class A	2,979	643,047
Yahoo!, Inc.*	17,479	627,496
Micron Technology, Inc.*	24,500	579,670
Total Information Technology		21,634,751

FINANCIALS - 14.9%
Huntington Bancshares, Inc.	299,837	2,989,375
KeyCorp	156,500	2,228,560
Fifth Third Bancorp	88,200	2,024,190
Comerica, Inc.	38,800	2,009,840
Prudential Financial, Inc.	19,900	1,684,535
Discover Financial Services	24,160	1,405,871
Ameriprise Financial, Inc.	12,050	1,326,344
SLM Corp.	50,386	1,233,449
Moody’s Corp.	14,523	1,151,964
Charles Schwab Corp.	40,000	1,093,200
Torchmark Corp.	9,500	747,650
BlackRock, Inc. — Class A	2,100	660,408
American Express Co.	7,070	636,512
Macerich Co.	10,100	629,533
Invesco Ltd.	17,000	629,000
IntercontinentalExchange Group, Inc.	2,400	474,792
Total Financials		20,925,223

HEALTH CARE - 14.7%
Actavis plc*	12,490	2,571,067
Vertex Pharmaceuticals, Inc.*	29,913	2,115,447
Regeneron Pharmaceuticals, Inc.*	6,886	2,067,728
Celgene Corp.*	14,521	2,027,132
Biogen Idec, Inc.*	6,029	1,844,090
Gilead Sciences, Inc.*	25,128	1,780,570
Boston Scientific Corp.*	111,700	1,510,184
Alexion Pharmaceuticals, Inc.*	8,480	1,290,062
Allergan, Inc.	9,500	1,178,950
Cigna Corp.	13,000	1,088,490
Perrigo Company plc	5,300	819,698
Thermo Fisher Scientific, Inc.	6,800	817,632
Cerner Corp.*	13,904	782,100
St. Jude Medical, Inc.	10,700	699,673
Total Health Care		20,592,823

ENERGY - 8.3%
Helmerich & Payne, Inc.	16,900	1,817,764
Halliburton Co.	27,600	1,625,364
EOG Resources, Inc.	8,130	1,594,862
Pioneer Natural Resources Co.	8,178	1,530,431
Cabot Oil & Gas Corp.	43,000	1,456,840
Range Resources Corp.	11,500	954,155
Noble Energy, Inc.	11,450	813,408
Schlumberger Ltd.	7,000	682,500
Equities Corp.	6,800	659,396
Kinder Morgan, Inc.	16,500	536,085
Total Energy		11,670,805

INDUSTRIALS - 8.1%
Southwest Airlines Co.	101,244	2,390,371
Delta Air Lines, Inc.	59,200	2,051,280
Textron, Inc.	42,000	1,650,180
PACCAR, Inc.	19,840	1,338,010
Robert Half International, Inc.	23,200	973,240
Boeing Co.	6,680	838,273

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
S&P 500® PURE GROWTH FUND

	Shares	Value

Pitney Bowes, Inc.	29,200	$758,908
Flowserve Corp.	9,100	712,894
Precision Castparts Corp.	2,700	682,452
Total Industrials		11,395,608

CONSUMER STAPLES - 6.2%
Safeway, Inc.	72,000	2,659,680
Keurig Green Mountain, Inc.	24,500	2,586,955
Constellation Brands, Inc. — Class A*	24,598	2,090,092
Monster Beverage Corp.*	10,276	713,668
Coca-Cola Enterprises, Inc.	12,600	601,776
Total Consumer Staples		8,652,171

MATERIALS - 3.8%
LyondellBasell Industries N.V. — Class A	20,000	1,778,800
Sealed Air Corp.	34,800	1,143,876
Ecolab, Inc.	9,654	1,042,535
Eastman Chemical Co.	9,732	838,996
PPG Industries, Inc.	3,033	586,764
Total Materials		5,390,971
Total Common Stocks
(Cost $113,798,891)		139,732,350

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.8%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$605,723	605,723
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	255,594	255,594
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	172,842	172,842
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	80,530	80,530
Total Repurchase Agreements
(Cost $1,114,689)		1,114,689
Total Investments - 100.2%
(Cost $114,913,580)		$140,847,039
Other Assets & Liabilities, net - (0.2)%		(324,419)
Total Net Assets - 100.0%		$140,522,620

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value
(cost $113,798,891)	$139,732,350
Repurchase agreements, at value
(cost $1,114,689)	1,114,689
Total investments
(cost $114,913,580)	140,847,039
Receivables:
Securities sold	3,302,605
Fund shares sold	527,926
Dividends	112,692
Interest	1
Total assets	144,790,263
Liabilities:
Payable for:
Fund shares redeemed	3,961,954
Management fees	112,872
Distribution and service fees	47,794
Transfer agent and administrative fees	37,624
Portfolio accounting fees	15,050
Miscellaneous	92,349
Total liabilities	4,267,643
Net assets	$140,522,620
Net assets consist of:
Paid in capital	$118,188,977
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,599,816)
Net unrealized appreciation on investments	25,933,459
Net assets	$140,522,620
A-Class:
Net assets	$19,977,956
Capital shares outstanding	393,217
Net asset value per share	$50.81
Maximum offering price per share
(Net asset value divided by 95.25%)	$53.34
C-Class:
Net assets	$17,042,308
Capital shares outstanding	362,073
Net asset value per share	$47.07
H-Class:
Net assets	$103,502,356
Capital shares outstanding	2,037,551
Net asset value per share	$50.80

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends	$1,145,841
Interest	195
Total investment income	1,146,036
Expenses:
Management fees	837,114
Transfer agent and administrative fees	279,038
Distribution and service fees:
A-Class	40,864
C-Class	121,779
H-Class	207,729
Portfolio accounting fees	111,614
Custodian fees	12,515
Trustees’ fees*	8,905
Line of credit interest expense	736
Miscellaneous	172,778
Total expenses	1,793,072
Net investment loss	(647,036)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,974,053
Net realized gain	9,974,053
Net change in unrealized appreciation (depreciation) on:
Investments	8,963,993
Net change in unrealized appreciation (depreciation)	8,963,993
Net realized and unrealized gain	18,938,046
Net increase in net assets resulting
from operations	$18,291,010

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(647,036)	$(421,412)
Net realized gain on investments	9,974,053	6,628,478
Net change in unrealized appreciation (depreciation) on investments	8,963,993	4,519,502
Net increase in net assets resulting from operations	18,291,010	10,726,568

Capital share transactions:
Proceeds from sale of shares
A-Class	37,301,868	30,199,935
C-Class	12,501,975	5,764,339
H-Class	636,709,145	334,423,793
Cost of shares redeemed
A-Class	(35,975,939)	(19,263,351)
C-Class	(7,186,094)	(9,351,215)
H-Class	(597,296,078)	(327,419,156)
Net increase from capital share transactions	46,054,877	14,354,345
Net increase in net assets	64,345,887	25,080,913

Net assets:
Beginning of year	76,176,733	51,095,820
End of year	$140,522,620	$76,176,733
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(155,123)

Capital share activity:
Shares sold
A-Class	826,973	876,613
C-Class	292,518	180,850
H-Class	14,083,714	9,972,171
Shares redeemed
A-Class	(819,808)	(572,944)
C-Class	(170,107)	(299,082)
H-Class	(13,397,258)	(9,682,045)
Net increase in shares	816,032	475,563

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$38.86	$34.54	$33.15	$26.51	$15.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.13)	(.20)	(.18)	(.18)
Net gain (loss) on investments
(realized and unrealized)	12.18	4.45	1.82	6.82	10.87
Total from investment operations	11.95	4.32	1.62	6.64	10.69
Less distributions from:
Net realized gains	—	—	(.23)	—	—
Total distributions	—	—	(.23)	—	—
Net asset value, end of period	$50.81	$38.86	$34.54	$33.15	$26.51

Total Return[b]	30.75%	12.51%	4.96%	25.05%	67.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,978	$15,001	$2,846	$2,704	$1,774
Ratios to average net assets:
Net investment income (loss)	(0.51%)	(0.38%)	(0.62%)	(0.65%)	(0.81%)
Total expenses	1.52%	1.51%	1.52%	1.53%	1.52%
Portfolio turnover rate	594%	421%	586%	808%	699%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$36.27	$32.48	$31.42	$25.32	$15.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.52)	(.38)	(.41)	(.41)	(.30)
Net gain (loss) on investments
(realized and unrealized)	11.32	4.17	1.70	6.51	10.39
Total from investment operations	10.80	3.79	1.29	6.10	10.09
Less distributions from:
Net realized gains	—	—	(.23)	—	—
Total distributions	—	—	(.23)	—	—
Net asset value, end of period	$47.07	$36.27	$32.48	$31.42	$25.32

Total Return[b]	29.78%	11.70%	4.15%	24.09%	66.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,042	$8,692	$11,623	$8,384	$6,494
Ratios to average net assets:
Net investment income (loss)	(1.24%)	(1.19%)	(1.35%)	(1.53%)	(1.40%)
Total expenses	2.27%	2.25%	2.26%	2.29%	2.28%
Portfolio turnover rate	594%	421%	586%	808%	699%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$38.84	$34.52	$33.13	$26.50	$15.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.15)	(.19)	(.26)	(.14)
Net gain (loss) on investments
(realized and unrealized)	12.19	4.47	1.81	6.89	10.83
Total from investment operations	11.96	4.32	1.62	6.63	10.69
Less distributions from:
Net realized gains	—	—	(.23)	—	—
Total distributions	—	—	(.23)	—	—
Net asset value, end of period	$50.80	$38.84	$34.52	$33.13	$26.50

Total Return[b]	30.79%	12.51%	4.96%	25.02%	67.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,502	$52,483	$36,627	$38,831	$15,874
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.43%)	(0.59%)	(0.89%)	(0.60%)
Total expenses	1.52%	1.50%	1.51%	1.55%	1.53%
Portfolio turnover rate	594%	421%	586%	808%	699%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2014, S&P 500® Pure Value Fund H-Class returned 32.21%, compared with a gain of 34.56% for the S&P 500 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Financials sector was the leading contributor to performance of the underlying index, followed by the Health Care sector. No sector detracted from performance. The Telecommunications Services sector contributed least to performance of the underlying index, followed by the Utilities sector.

The strongest contributors to performance of the underlying index for the year included Genworth Financial, Inc. — Class A, WellPoint, Inc. and Assurant, Inc. The stocks detracting most from performance of the underlying index were General Motors Co., Tenet Healthcare Corp. and J.C. Penney Co., Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Alcoa, Inc.	2.4%
Berkshire Hathaway, Inc. — Class B	2.2%
WellPoint, Inc.	2.0%
Nabors Industries Ltd.	1.9%
Valero Energy Corp.	1.9%
Tyson Foods, Inc. — Class A	1.8%
Genworth Financial, Inc. — Class A	1.7%
Assurant, Inc.	1.6%
Humana, Inc.	1.6%
Murphy Oil Corp.	1.6%
Top Ten Total	18.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
C-Class Shares	31.21%	32.74%	6.51%
C-Class Shares with CDSC‡	30.21%	32.74%	6.51%
H-Class Shares	32.21%	33.73%	7.31%
S&P 500 Pure Value Index	34.56%	37.40%	11.56%

			Since
			Inception
			(09/01/04)
A-Class Shares	32.21%	33.68%	7.69%
A-Class Shares with sales charge†	25.93%	32.37%	7.15%
S&P 500 Pure Value Index	34.56%	37.40%	11.68%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2014
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.3%

FINANCIALS - 25.3%
Berkshire Hathaway, Inc. — Class B*	21,890	$2,735,593
Genworth Financial, Inc. — Class A*	116,880	2,072,282
Assurant, Inc.	30,733	1,996,416
Unum Group	45,427	1,604,027
Hartford Financial Services Group, Inc.	44,013	1,552,339
American International Group, Inc.	29,896	1,495,099
XL Group plc — Class A	47,172	1,474,125
MetLife, Inc.	27,894	1,472,803
Allstate Corp.	25,370	1,435,435
Capital One Financial Corp.	14,957	1,154,082
SunTrust Banks, Inc.	28,485	1,133,418
Loews Corp.	25,146	1,107,681
Bank of America Corp.	62,816	1,080,435
Morgan Stanley	33,816	1,054,045
PNC Financial Services Group, Inc.	11,553	1,005,111
JPMorgan Chase & Co.	16,229	985,263
Goldman Sachs Group, Inc.	5,403	885,282
Travelers Companies, Inc.	10,170	865,467
ACE Ltd.	8,250	817,245
Bank of New York Mellon Corp.	22,400	790,496
NASDAQ OMX Group, Inc.	20,285	749,328
BB&T Corp.	16,736	672,285
Hudson City Bancorp, Inc.	68,100	669,423
Wells Fargo & Co.	10,480	521,275
Chubb Corp.	5,660	505,438
Cincinnati Financial Corp.	10,300	501,198
M&T Bank Corp.	3,700	448,810
Aflac, Inc.	7,090	446,954
Progressive Corp.	17,700	428,694
Total Financials		31,660,049
UTILITIES - 16.0%
NRG Energy, Inc.	57,880	1,840,584
Exelon Corp.	48,960	1,643,099
Entergy Corp.	19,970	1,334,995
Integrys Energy Group, Inc.	20,927	1,248,295
Pepco Holdings, Inc.	58,742	1,203,036
FirstEnergy Corp.	28,880	982,786
Edison International	17,200	973,692
AES Corp.	62,200	888,216
PG&E Corp.	19,100	825,120
SCANA Corp.	15,500	795,460
Xcel Energy, Inc.	26,200	795,432
Consolidated Edison, Inc.	14,700	788,655
Public Service Enterprise Group, Inc.	20,640	787,210
DTE Energy Co.	10,100	750,329
PPL Corp.	22,080	731,731
Pinnacle West Capital Corp.	12,800	699,648
AGL Resources, Inc.	14,100	690,336
Northeast Utilities	14,800	673,400
Duke Energy Corp.	9,200	655,224
American Electric Power Company, Inc.	11,900	602,854
TECO Energy, Inc.	33,200	569,380
CMS Energy Corp.	17,600	515,328
Total Utilities		19,994,810
ENERGY - 15.8%
Nabors Industries Ltd.	95,758	2,360,434
Valero Energy Corp.	43,404	2,304,752
Murphy Oil Corp.	30,780	1,934,830
Phillips 66	23,278	1,793,803
Hess Corp.	19,011	1,575,632
Tesoro Corp.	27,900	1,411,461
Rowan Companies plc — Class A*	30,140	1,015,115
Apache Corp.	10,090	836,966
Baker Hughes, Inc.	12,679	824,389
Transocean Ltd.[1]	19,700	814,398
Ensco plc — Class A	14,870	784,839
Denbury Resources, Inc.	47,400	777,360
Chevron Corp.	6,420	763,402
Marathon Oil Corp.	20,144	715,515
Noble Corporation plc	20,500	671,170
ConocoPhillips	7,732	543,946
Exxon Mobil Corp.	5,200	507,936
Total Energy		19,635,948
CONSUMER DISCRETIONARY - 8.6%
General Motors Co.	39,800	1,369,915
AutoNation, Inc.*	24,700	1,314,781
Staples, Inc.	102,230	1,159,288
Ford Motor Co.	72,560	1,131,936
Kohl’s Corp.	18,930	1,075,224
DR Horton, Inc.	42,500	920,125
Target Corp.	15,050	910,676
Whirlpool Corp.	5,048	754,474
PulteGroup, Inc.	38,900	746,491
Carnival Corp.	19,300	730,698
Macy’s, Inc.	9,540	565,627
Total Consumer Discretionary		10,679,235
CONSUMER STAPLES - 7.8%
Tyson Foods, Inc. — Class A	50,223	2,210,314
Archer-Daniels-Midland Co.	44,360	1,924,780
Kroger Co.	28,470	1,242,716
Sysco Corp.	27,192	982,447
CVS Caremark Corp.	12,295	920,404
Wal-Mart Stores, Inc.	9,600	733,728
Molson Coors Brewing Co. — Class B	12,198	717,974
Costco Wholesale Corp.	4,800	536,064
ConAgra Foods, Inc.	13,300	412,699
Total Consumer Staples		9,681,126
HEALTH CARE - 7.5%
WellPoint, Inc.	25,244	2,513,039
Humana, Inc.	17,296	1,949,605
Aetna, Inc.	19,148	1,435,526

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
S&P 500® PURE VALUE FUND

	Shares	Value

Express Scripts Holding Co.*	14,000	$1,051,260
UnitedHealth Group, Inc.	12,705	1,041,683
Cardinal Health, Inc.	13,767	963,415
Quest Diagnostics, Inc.	7,000	405,440
Total Health Care		9,359,968
MATERIALS - 6.0%
Alcoa, Inc.	229,201	2,949,816
Allegheny Technologies, Inc.	21,670	816,526
Dow Chemical Co.	14,049	682,641
Mosaic Co.	12,400	620,000
International Paper Co.	12,000	550,560
Bemis Company, Inc.	13,600	533,664
Freeport-McMoRan Copper & Gold, Inc.	13,420	443,799
Avery Dennison Corp.	8,410	426,135
Nucor Corp.	7,700	389,158
Total Materials		7,412,299
INFORMATION TECHNOLOGY - 5.8%
Hewlett-Packard Co.	55,000	1,779,799
Xerox Corp.	147,472	1,666,434
Jabil Circuit, Inc.	89,146	1,604,628
Computer Sciences Corp.	20,700	1,258,974
Corning, Inc.	43,319	901,902
Total Information Technology		7,211,737
INDUSTRIALS - 5.0%
L-3 Communications Holdings, Inc.	11,124	1,314,301
Ryder System, Inc.	15,543	1,242,197
Jacobs Engineering Group, Inc.*	16,275	1,033,462
Fluor Corp.	12,610	980,175
Joy Global, Inc.	11,200	649,600
Deere & Co.	5,800	526,640
Stanley Black & Decker, Inc.	5,300	430,572
Total Industrials		6,176,947
TELECOMMUNICATION SERVICES - 1.5%
Frontier Communications Corp.[1]	183,071	1,043,505
CenturyLink, Inc.	24,400	801,296
Total Telecommunication Services		1,844,801
Total Common Stocks
(Cost $107,714,232)		123,656,920

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$393,176	393,176
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	165,906	165,906
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	112,192	112,192
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	52,272	52,272
Total Repurchase Agreements
(Cost $723,546)		723,546
SECURITIES LENDING COLLATERAL††,3 - 1.0%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	590,032	590,032
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	526,490	526,490
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	99,253	99,253
Total Securities Lending Collateral
(Cost $1,215,775)		1,215,775
Total Investments - 100.9%
(Cost $109,653,553)		$125,596,241
Other Assets & Liabilities, net - (0.9)%		(1,086,843)
Total Net Assets - 100.0%		$124,509,398

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 10. plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $1,187,934 of
securities loaned
(cost $107,714,232)	$123,656,920
Repurchase agreements, at value
(cost $1,939,321)	1,939,321
Total investments
(cost $109,653,553)	125,596,241
Receivables:
Fund shares sold	1,833,157
Dividends	118,225
Securities lending income	382
Total assets	127,548,005
Liabilities:
Payable for:
Securities purchased	1,356,808
Upon return of securities loaned	1,215,775
Fund shares redeemed	299,856
Management fees	59,248
Distribution and service fees	22,502
Transfer agent and administrative fees	19,750
Portfolio accounting fees	7,900
Miscellaneous	56,768
Total liabilities	3,038,607
Net assets	$124,509,398
Net assets consist of:
Paid in capital	$108,073,830
Undistributed net investment income	130,844
Accumulated net realized gain on investments	362,036
Net unrealized appreciation on investments	15,942,688
Net assets	$124,509,398
A-Class:
Net assets	$4,434,941
Capital shares outstanding	31,367
Net asset value per share	$141.39
Maximum offering price per share
(Net asset value divided by 95.25%)	$148.44
C-Class:
Net assets	$5,090,304
Capital shares outstanding	39,708
Net asset value per share	$128.19
H-Class:
Net assets	$114,984,153
Capital shares outstanding	810,396
Net asset value per share	$141.89

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $323)	$1,555,832
Income from securities lending, net	15,366
Interest	149
Total investment income	1,571,347

Expenses:
Management fees	609,767
Transfer agent and administrative fees	203,256
Distribution and service fees:
A-Class	5,125
C-Class	44,318
H-Class	187,051
Portfolio accounting fees	81,302
Custodian fees	8,894
Trustees’ fees*	7,104
Line of credit interest expense	245
Miscellaneous	125,519
Total expenses	1,272,581
Net investment income	298,766

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,670,652
Net realized gain	17,670,652
Net change in unrealized appreciation
(depreciation) on:
Investments	1,013,121
Net change in unrealized appreciation
(depreciation)	1,013,121
Net realized and unrealized gain	18,683,773
Net increase in net assets resulting
from operations	$18,982,539

* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income	$298,766	$279,740
Net realized gain on investments	17,670,652	1,028,278
Net change in unrealized appreciation (depreciation) on investments	1,013,121	11,830,369
Net increase in net assets resulting from operations	18,982,539	13,138,387

Distributions to shareholders from:
Net investment income
A-Class	(4,543)	(1,693)
C-Class	(9,295)	(4,761)
H-Class	(154,084)	(75,280)
Net realized gains
A-Class	(112,508)	—
C-Class	(230,200)	—
H-Class	(3,815,942)	—
Total distributions to shareholders	(4,326,572)	(81,734)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,628,794	2,083,800
C-Class	5,902,053	6,944,252
H-Class	369,062,897	361,945,129
Distributions reinvested
A-Class	106,616	1,115
C-Class	225,859	4,685
H-Class	3,914,756	74,022
Cost of shares redeemed
A-Class	(3,047,246)	(2,824,534)
C-Class	(5,327,015)	(6,186,034)
H-Class	(349,827,346)	(364,745,391)
Net increase (decrease) from capital share transactions	26,639,368	(2,702,956)
Net increase in net assets	41,295,335	10,353,697

Net assets:
Beginning of year	83,214,063	72,860,366
End of year	$124,509,398	$83,214,063
Undistributed net investment income at end of year	$130,844	$—

Capital share activity:
Shares sold
A-Class	42,301	20,237
C-Class	50,818	77,396
H-Class	2,933,227	3,748,552
Shares issued from reinvestment of distributions
A-Class	798	12
C-Class	1,860	54
H-Class	29,199	781
Shares redeemed
A-Class	(23,402)	(28,327)
C-Class	(46,452)	(68,596)
H-Class	(2,852,369)	(3,783,354)
Net increase (decrease) in shares	135,980	(33,245)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$111.68	$93.49	$90.21	$79.66	$35.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.58	.30	.01	.26
Net gain (loss) on investments
(realized and unrealized)	35.01	17.75	2.98	11.87	44.60
Total from investment operations	35.62	18.33	3.28	11.88	44.86
Less distributions from:
Net investment income	(.23)	(.14)	—	(1.33)	(.78)
Net realized gains	(5.68)	—	—	—	—
Total distributions	(5.91)	(.14)	—	(1.33)	(.78)
Net asset value, end of period	$141.39	$111.68	$93.49	$90.21	$79.66

Total Return[b]	32.21%	19.63%	3.64%	15.14%	126.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,435	$1,303	$1,846	$2,329	$8,156
Ratios to average net assets:
Net investment income (loss)	0.47%	0.61%	0.34%	0.01%	0.39%
Total expenses	1.52%	1.51%	1.51%	1.54%	1.52%
Portfolio turnover rate	410%	669%	762%	820%	673%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$102.46	$86.42	$83.99	$74.81	$33.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.19)	(.36)	(.51)	(.02)
Net gain (loss) on investments
(realized and unrealized)	31.94	16.37	2.79	11.02	41.95
Total from investment operations	31.64	16.18	2.43	10.51	41.93
Less distributions from:
Net investment income	(.23)	(.14)	—	(1.33)	(.78)
Net realized gains	(5.68)	—	—	—	—
Total distributions	(5.91)	(.14)	—	(1.33)	(.78)
Net asset value, end of period	$128.19	$102.46	$86.42	$83.99	$74.81

Total Return[b]	31.21%	18.76%	2.88%	14.28%	124.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,090	$3,430	$2,128	$5,690	$4,876
Ratios to average net assets:
Net investment income (loss)	(0.26%)	(0.22%)	(0.45%)	(0.68%)	(0.03%)
Total expenses	2.27%	2.26%	2.27%	2.29%	2.27%
Portfolio turnover rate	410%	669%	762%	820%	673%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010[c]
Per Share Data
Net asset value, beginning of period	$112.06	$93.80	$90.50	$79.91	$35.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.57	.33	(.02)	.32
Net gain (loss) on investments
(realized and unrealized)	35.23	17.83	2.97	11.94	44.70
Total from investment operations	35.74	18.40	3.30	11.92	45.02
Less distributions from:
Net investment income	(.23)	(.14)	—	(1.33)	(.78)
Net realized gains	(5.68)	—	—	—	—
Total distributions	(5.91)	(.14)	—	(1.33)	(.78)
Net asset value, end of period	$141.89	$112.06	$93.80	$90.50	$79.91

Total Return[b]	32.21%	19.64%	3.65%	15.14%	126.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114,984	$78,480	$68,886	$26,852	$148,578
Ratios to average net assets:
Net investment income (loss)	0.40%	0.58%	0.38%	(0.03%)	0.47%
Total expenses	1.52%	1.52%	1.51%	1.54%	1.54%
Portfolio turnover rate	410%	669%	762%	820%	673%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the period presented through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2014, S&P MidCap 400® Pure Growth Fund H-Class returned 21.91%, compared with a gain of 23.36% for the S&P MidCap 400 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Consumer Discretionary and Financials sectors contributed most to return. No sector detracted, but the Energy sector contributed least to return, followed by the Telecommunications Services sector.

3D Systems Corp., Under Armour, Inc. — Class A and SVB Financial Group added the most to performance of the underlying index for the period. Semtech Corp., SolarWinds, Inc. and InterDigital, Inc. detracted the most from performance of the underlying index for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Salix Pharmaceuticals Ltd.	2.6%
Trinity Industries, Inc.	2.5%
Synovus Financial Corp.	2.3%
Patterson-UTI Energy, Inc.	2.3%
SVB Financial Group	2.2%
BancorpSouth, Inc.	2.0%
Endo International plc	1.9%
Under Armour, Inc. — Class A	1.8%
Tempur Sealy International, Inc.	1.8%
United Therapeutics Corp.	1.8%
Top Ten Total	21.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014
	1 Year	5 Year	10 Year
C-Class Shares	20.98%	26.28%	9.86%
C-Class Shares with CDSC‡	19.98%	26.28%	9.86%
H-Class Shares	21.91%	27.23%	10.68%
S&P MidCap 400 Pure
Growth Index	23.36%	29.21%	12.46%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	21.90%	27.24%	11.77%
A-Class Shares with sales charge†	16.12%	26.00%	11.20%
S&P MidCap 400 Pure
Growth Index	23.36%	29.21%	13.71%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2014
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

INDUSTRIALS - 22.5%
Trinity Industries, Inc.	95,100	$6,853,856
United Rentals, Inc.*	49,200	4,671,048
AO Smith Corp.	101,300	4,661,826
Kirby Corp.*	44,000	4,455,000
Corporate Executive Board Co.	59,000	4,379,570
B/E Aerospace, Inc.*	49,300	4,278,747
Wabtec Corp.	49,160	3,809,900
Terex Corp.	79,900	3,539,570
Alaska Air Group, Inc.	35,965	3,355,894
Old Dominion Freight Line, Inc.*	54,800	3,109,352
Towers Watson & Co. — Class A	23,700	2,702,985
Graco, Inc.	31,800	2,376,732
Genesee & Wyoming, Inc. — Class A*	21,900	2,131,308
Fortune Brands Home & Security, Inc.	48,500	2,040,880
HNI Corp.	54,700	1,999,832
Lincoln Electric Holdings, Inc.	26,700	1,922,667
Copart, Inc.*	47,674	1,734,857
IDEX Corp.	20,000	1,457,800
Deluxe Corp.	25,900	1,358,973
J.B. Hunt Transport Services, Inc.	16,800	1,208,256
Total Industrials		62,049,053
FINANCIALS - 19.5%
Synovus Financial Corp.	1,868,400	6,333,876
SVB Financial Group*	46,300	5,962,514
BancorpSouth, Inc.	217,000	5,416,320
Cathay General Bancorp	184,807	4,655,288
Old Republic International Corp.	277,900	4,557,560
Associated Banc-Corp.	230,500	4,162,830
Waddell & Reed Financial, Inc. — Class A	48,800	3,592,656
Signature Bank*	24,201	3,039,404
CBOE Holdings, Inc.	48,000	2,716,800
Washington Federal, Inc.	114,897	2,677,100
Affiliated Managers Group, Inc.*	10,500	2,100,525
City National Corp.	25,208	1,984,374
MSCI, Inc. — Class A*	44,400	1,910,088
East West Bancorp, Inc.	47,600	1,737,400
Alexander & Baldwin, Inc.	34,600	1,472,576
Omega Healthcare Investors, Inc.	39,200	1,313,984
Total Financials		53,633,295
CONSUMER DISCRETIONARY - 19.2%
Under Armour, Inc. — Class A*	44,220	5,069,381
Tempur Sealy International, Inc.*	99,900	5,061,933
Wendy’s Co.[1]	536,600	4,893,792
Deckers Outdoor Corp.*	57,900	4,616,367
Toll Brothers, Inc.*	121,400	4,358,260
Polaris Industries, Inc.	27,333	3,818,693
Bally Technologies, Inc.*	52,600	3,485,802
LKQ Corp.*	108,570	2,860,820
Jarden Corp.*	46,800	2,800,044
Brinker International, Inc.	48,700	2,554,315
Gentex Corp.	76,066	2,398,361
Hanesbrands, Inc.	29,300	2,240,864
Brunswick Corp.	44,400	2,010,876
Scientific Games Corp. — Class A*	125,900	1,728,607
Domino’s Pizza, Inc.	19,100	1,470,127
Carter’s, Inc.	16,500	1,281,225
Sotheby’s	29,200	1,271,660
DreamWorks Animation
SKG, Inc. — Class A*	36,100	958,455
Total Consumer Discretionary		52,879,582
INFORMATION TECHNOLOGY - 14.0%
3D Systems Corp.*,1	72,900	4,312,035
PTC, Inc.*	91,600	3,245,388
Mentor Graphics Corp.	132,200	2,911,044
WEX, Inc.*	29,669	2,820,038
ACI Worldwide, Inc.*	46,379	2,745,173
Conversant, Inc.*	84,000	2,364,600
Concur Technologies, Inc.*	22,670	2,245,917
Cree, Inc.*	36,500	2,064,440
Ciena Corp.*	82,700	1,880,598
CoreLogic, Inc.*	60,300	1,811,412
Trimble Navigation Ltd.*	43,394	1,686,725
Global Payments, Inc.	23,000	1,635,530
Fair Isaac Corp.	28,400	1,571,088
Acxiom Corp.*	45,400	1,561,533
Advent Software, Inc.	52,000	1,526,720
NeuStar, Inc. — Class A*	45,076	1,465,421
CommVault Systems, Inc.*	20,400	1,324,980
Broadridge Financial Solutions, Inc.	34,100	1,266,474
Total Information Technology		38,439,116
HEALTH CARE - 10.9%
Salix Pharmaceuticals Ltd.*	69,500	7,200,895
Endo International plc*	76,200	5,231,130
United Therapeutics Corp.*	52,352	4,922,659
Universal Health Services, Inc. — Class B	41,200	3,381,284
Align Technology, Inc.*	56,800	2,941,672
Cubist Pharmaceuticals, Inc.*	31,700	2,318,855
Covance, Inc.*	18,400	1,911,760
Charles River Laboratories
International, Inc.*	31,500	1,900,710
Total Health Care		29,808,965
ENERGY - 8.9%
Patterson-UTI Energy, Inc.	198,900	6,301,152
SM Energy Co.	54,700	3,899,563
Rosetta Resources, Inc.*	61,600	2,869,328
Oil States International, Inc.*	28,900	2,849,540
CARBO Ceramics, Inc.[1]	17,800	2,456,222
Oceaneering International, Inc.	34,000	2,443,240
Gulfport Energy Corp.*	26,100	1,857,798
Dril-Quip, Inc.*	15,900	1,782,390
Total Energy		24,459,233
MATERIALS - 2.9%
Worthington Industries, Inc.	68,549	2,621,999
Packaging Corporation of America	37,200	2,617,764
Eagle Materials, Inc.	29,400	2,606,604
Total Materials		7,846,367

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

CONSUMER STAPLES - 1.6%
Hain Celestial Group, Inc.*	25,000	$2,286,750
SUPERVALU, Inc.*	295,400	2,020,536
Total Consumer Staples		4,307,286
Total Common Stocks
(Cost $223,319,186)		273,422,897

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$586,705	586,705
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	247,569	247,569
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	167,415	167,415
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	78,001	78,001
Total Repurchase Agreements
(Cost $1,079,690)		1,079,690
SECURITIES LENDING COLLATERAL††,3 - 2.2%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	2,965,485	2,965,485
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	2,646,125	2,646,125
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	498,840	498,840
Total Securities Lending Collateral
(Cost $6,110,450)		6,110,450
Total Investments - 102.1%
(Cost $230,509,326)		$280,613,037
Other Assets & Liabilities, net - (2.1)%		(5,889,368)
Total Net Assets - 100.0%		$274,723,669

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 10.
[2]	Repurchase Agreements — See Note 5.

[3]	Securities lending collateral — See Note 10.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments, at value – including $6,008,926 of
securities loaned
(cost $223,319,186)	$273,422,897
Repurchase agreements, at value
(cost $7,190,140)	7,190,140
Total investments
(cost $230,509,326)	280,613,037
Receivables:
Securities sold	1,476,028
Fund shares sold	762,580
Dividends	59,669
Securities lending income	10,799
Interest	1
Total assets	282,922,114
Liabilities:
Payable for:
Upon return of securities loaned	6,110,450
Fund shares redeemed	1,576,618
Management fees	165,677
Distribution and service fees	72,125
Transfer agent and administrative fees	55,226
Portfolio accounting fees	21,533
Miscellaneous	196,816
Total liabilities	8,198,445
Net assets	$274,723,669
Net assets consist of:
Paid in capital	$194,831,822
Undistributed net investment income	—
Accumulated net realized gain on investments	29,788,136
Net unrealized appreciation on investments	50,103,711
Net assets	$274,723,669
A-Class:
Net assets	$59,293,277
Capital shares outstanding	1,010,755
Net asset value per share	$58.66
Maximum offering price per share
(Net asset value divided by 95.25%)	$61.59
C-Class:
Net assets	$28,567,242
Capital shares outstanding	527,720
Net asset value per share	$54.13
H-Class:
Net assets	$186,863,150
Capital shares outstanding	3,182,578
Net asset value per share	$58.71

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends	$3,066,220
Income from securities lending, net	274,591
Interest	455
Total investment income	3,341,266

Expenses:
Management fees	2,143,613
Transfer agent and administrative fees	714,538
Distribution and service fees:
A-Class	137,596
C-Class	237,870
H-Class	517,475
Portfolio accounting fees	276,808
Custodian fees	32,437
Trustees’ fees*	28,427
Line of credit interest expense	515
Miscellaneous	437,510
Total expenses	4,526,789
Net investment loss	(1,185,523)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	55,085,731
Net realized gain	55,085,731
Net change in unrealized appreciation
(depreciation) on:
Investments	(4,970,041)
Net change in unrealized appreciation
(depreciation)	(4,970,041)
Net realized and unrealized gain	50,115,690
Net increase in net assets resulting
from operations	$48,930,167

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(1,185,523)	$(1,391,814)
Net realized gain on investments	55,085,731	43,157,278
Net change in unrealized appreciation (depreciation) on investments	(4,970,041)	(15,645,534)
Net increase in net assets resulting from operations	48,930,167	26,119,930

Distributions to shareholders From:
Net realized gains
A-Class	(1,952,757)	—
C-Class	(948,399)	—
H-Class	(6,562,447)	—
Total distributions to shareholders	(9,463,603)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	36,744,483	41,130,201
C-Class	12,268,993	8,791,379
H-Class	228,779,489	400,202,090
Distributions reinvested
A-Class	1,901,016	—
C-Class	922,659	—
H-Class	6,298,116	—
Cost of shares redeemed
A-Class	(33,701,785)	(36,479,630)
C-Class	(6,985,331)	(8,135,216)
H-Class	(317,602,501)	(489,786,477)
Net decrease from capital share transactions	(71,374,861)	(84,277,653)
Net decrease in net assets	(31,908,297)	(58,157,723)

Net assets:
Beginning of year	306,631,966	364,789,689
End of year	$274,723,669	$306,631,966
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(669,216)

Capital share activity:
Shares sold
A-Class	700,297	928,330
C-Class	242,805	212,846
H-Class	4,249,934	9,129,844
Shares issued from reinvestment of distributions
A-Class	33,658	—
C-Class	17,659	—
H-Class	111,412	—
Shares redeemed
A-Class	(640,363)	(828,529)
C-Class	(138,844)	(198,463)
H-Class	(6,041,405)	(11,346,472)
Net decrease in shares	(1,464,847)	(2,102,444)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$49.76	$44.11	$42.76	$32.21	$18.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.19)	(.45)	(.38)	(.28)
Net gain (loss) on investments
(realized and unrealized)	11.05	5.84	1.80	10.93	14.30
Total from investment operations	10.83	5.65	1.35	10.55	14.02
Less distributions from:
Net realized gains	(1.93)	—	—	—	—
Total distributions	(1.93)	—	—	—	—
Net asset value, end of period	$58.66	$49.76	$44.11	$42.76	$32.21

Total Return[b]	21.90%	12.81%	3.16%	32.75%	77.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,293	$45,638	$36,052	$25,237	$2,242
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.43%)	(1.09%)	(1.04%)	(1.03%)
Total expenses	1.52%	1.50%	1.50%	1.54%	1.53%
Portfolio turnover rate	131%	188%	226%	448%	626%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$46.39	$41.43	$40.47	$30.71	$17.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.58)	(.49)	(.71)	(.63)	(.44)
Net gain (loss) on investments
(realized and unrealized)	10.25	5.45	1.67	10.39	13.67
Total from investment operations	9.67	4.96	.96	9.76	13.23
Less distributions from:
Net realized gains	(1.93)	—	—	—	—
Total distributions	(1.93)	—	—	—	—
Net asset value, end of period	$54.13	$46.39	$41.43	$40.47	$30.71

Total Return[b]	20.98%	12.00%	2.35%	31.78%	75.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,567	$18,837	$16,228	$10,102	$3,780
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(1.19%)	(1.83%)	(1.83%)	(1.77%)
Total expenses	2.27%	2.25%	2.25%	2.29%	2.28%
Portfolio turnover rate	131%	188%	226%	448%	626%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$49.80	$44.14	$42.81	$32.25	$18.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.20)	(.44)	(.38)	(.26)
Net gain (loss) on investments
(realized and unrealized)	11.02	5.86	1.77	10.94	14.30
Total from investment operations	10.84	5.66	1.33	10.56	14.04
Less distributions from:
Net realized gains	(1.93)	—	—	—	—
Total distributions	(1.93)	—	—	—	—
Net asset value, end of period	$58.71	$49.80	$44.14	$42.81	$32.25

Total Return[b]	21.91%	12.82%	3.11%	32.74%	77.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,863	$242,157	$312,510	$212,654	$64,449
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(0.45%)	(1.08%)	(1.02%)	(0.99%)
Total expenses	1.52%	1.50%	1.50%	1.55%	1.54%
Portfolio turnover rate	131%	188%	226%	448%	626%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2014, S&P MidCap 400® Pure Value Fund H-Class returned 19.39%, compared with a return of 21.98% for the S&P MidCap 400 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The sectors contributing most to performance were Financials and Industrials. No sector detracted from return, but Consumer Discretionary contributed least, followed by the Telecommunications Services sector.

Ingram Micro, Inc. — Class A, StanCorp Financial Group, Inc. and ManpowerGroup, Inc. contributed the most to performance of the underlying index for the period. Community Health Systems, Inc., Alpha Natural Resources, Inc. and General Cable Corp. detracted the most from performance of the underlying index for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Ingram Micro, Inc. — Class A	2.8%
Tech Data Corp.	2.6%
ManTech International Corp. — Class A	2.2%
Avnet, Inc.	2.1%
Arrow Electronics, Inc.	2.1%
Reinsurance Group of America,
Inc. — Class A	2.1%
URS Corp.	2.0%
AECOM Technology Corp.	2.0%
Universal Corp.	2.0%
Health Net, Inc.	1.8%
Top Ten Total	21.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
C-Class Shares	18.57%	27.24%	6.17%
C-Class Shares with CDSC‡	17.57%	27.24%	6.17%
H-Class Shares	19.39%	28.21%	7.00%
S&P MidCap 400 Pure Value Index	21.98%	32.08%	10.15%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	19.49%	28.23%	7.58%
A-Class Shares with sales charge†	13.83%	26.99%	7.04%
S&P MidCap 400 Pure Value Index	21.98%	32.08%	10.60%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2014
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

FINANCIALS - 19.6%
Reinsurance Group of America,
Inc. — Class A	3,903	$310,795
Hanover Insurance Group, Inc.	3,940	242,073
First American Financial Corp.	8,600	228,329
Protective Life Corp.	3,819	200,841
Kemper Corp.	4,741	185,706
Aspen Insurance Holdings Ltd.	4,576	181,667
American Financial Group, Inc.	2,757	159,106
Fidelity National Financial,
Inc. — Class A	5,020	157,829
Alleghany Corp.*	370	150,731
Everest Re Group Ltd.	917	140,347
WR Berkley Corp.	3,308	137,679
StanCorp Financial Group, Inc.	2,022	135,070
First Niagara Financial Group, Inc.	11,896	112,417
HCC Insurance Holdings, Inc.	2,280	103,717
Astoria Financial Corp.	6,412	88,614
Mercury General Corp.	1,870	84,300
Hancock Holding Co.	1,920	70,367
International Bancshares Corp.	2,497	62,625
Fulton Financial Corp.	4,970	62,523
Janus Capital Group, Inc.	5,261	57,187
Valley National Bancorp	5,450	56,735
New York Community Bancorp, Inc.	3,281	52,726
Total Financials		2,981,384

INFORMATION TECHNOLOGY - 18.7%
Ingram Micro, Inc. — Class A*	14,446	427,023
Tech Data Corp.*	6,511	396,911
ManTech International Corp. — Class A	11,567	340,186
Avnet, Inc.	6,904	321,243
Arrow Electronics, Inc.*	5,325	316,092
Vishay Intertechnology, Inc.	15,026	223,587
Lexmark International, Inc. — Class A	4,590	212,471
Science Applications International Corp.	5,060	189,193
Leidos Holdings, Inc.	4,900	173,313
Convergys Corp.	4,200	92,022
Fairchild Semiconductor International,
Inc. — Class A*	5,850	80,672
Itron, Inc.*	1,680	59,707
Total Information Technology		2,832,420

INDUSTRIALS - 15.0%
URS Corp.	6,557	308,573
AECOM Technology Corp.*	9,484	305,101
JetBlue Airways Corp.*	27,552	239,427
AGCO Corp.	3,475	191,681
Oshkosh Corp.	3,159	185,970
Granite Construction, Inc.	4,400	175,692
Manpowergroup, Inc.	2,075	163,572
Brink’s Co.	4,570	130,474
Exelis, Inc.	6,181	117,501
KBR, Inc.	3,518	93,860
Esterline Technologies Corp.*	850	90,559
Regal-Beloit Corp.	1,200	87,252
Triumph Group, Inc.	1,280	82,662
Werner Enterprises, Inc.	2,430	61,989
UTI Worldwide, Inc.	3,511	37,181
Total Industrials		2,271,494

CONSUMER DISCRETIONARY - 10.4%
Big Lots, Inc.*	5,790	219,267
Abercrombie & Fitch Co. — Class A	4,520	174,020
MDC Holdings, Inc.	5,510	155,823
Rent-A-Center, Inc. — Class A	5,750	152,950
Murphy USA, Inc.*	3,680	149,371
CST Brands, Inc.	4,340	135,582
Apollo Education Group, Inc. — Class A*	3,140	107,514
Aaron’s, Inc.	3,000	90,720
Foot Locker, Inc.	1,760	82,685
Ascena Retail Group, Inc.*	4,530	78,278
ANN, Inc.*	1,850	76,738
DeVry Education Group, Inc.	1,780	75,454
JC Penney Company, Inc.*,1	7,830	67,495
Total Consumer Discretionary		1,565,897

MATERIALS - 8.4%
Domtar Corp.	2,440	273,817
Commercial Metals Co.	9,683	182,815
Reliance Steel & Aluminum Co.	2,199	155,381
Steel Dynamics, Inc.	8,540	151,927
Greif, Inc. — Class A	2,617	137,366
Ashland, Inc.	1,340	133,303
Olin Corp.	4,420	122,036
Cabot Corp.	1,931	114,045
Total Materials		1,270,690

HEALTH CARE - 7.1%
Health Net, Inc.*	8,179	278,168
Community Health Systems, Inc.*	6,208	243,167
LifePoint Hospitals, Inc.*	3,950	215,473
WellCare Health Plans, Inc.*	2,690	170,869
Owens & Minor, Inc.	4,575	160,262
Total Health Care		1,067,939

ENERGY - 7.1%
Superior Energy Services, Inc.	8,402	258,446
World Fuel Services Corp.	5,447	240,213
HollyFrontier Corp.	4,840	230,287
Unit Corp.*	1,774	115,984
Tidewater, Inc.	1,912	92,961
Alpha Natural Resources, Inc.*	16,340	69,445
WPX Energy, Inc.*	3,300	59,499
Total Energy		1,066,835

UTILITIES - 6.7%
Great Plains Energy, Inc.	5,754	155,588
UGI Corp.	3,300	150,513
PNM Resources, Inc.	5,420	146,503
Hawaiian Electric Industries, Inc.	5,000	127,100
Westar Energy, Inc.	3,000	105,480
Atmos Energy Corp.	2,057	96,946

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

WGL Holdings, Inc.	2,410	$96,545
IDACORP, Inc.	1,280	71,002
ONE Gas, Inc.*	1,640	58,925
Total Utilities		1,008,602

CONSUMER STAPLES - 4.9%
Universal Corp.	5,324	297,559
Dean Foods Co.	11,220	173,461
United Natural Foods, Inc.*	1,300	92,196
Ingredion, Inc.	1,350	91,908
Post Holdings, Inc.*	1,550	85,436
Total Consumer Staples		740,560

TELECOMMUNICATION SERVICES - 1.6%
Telephone & Data Systems, Inc.	9,439	247,396

Total Common Stocks
(Cost $11,871,545)		15,053,217

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$37,905	37,905
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	15,994	15,994
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	10,816	10,816
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	5,039	5,039
Total Repurchase Agreements
(Cost $69,754)		69,754

SECURITIES LENDING COLLATERAL††,3 - 0.3%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	23,883	23,883
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	21,310	21,310
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	4,017	4,017
Total Securities Lending Collateral
(Cost $49,210)		49,210
Total Investments - 100.3%
(Cost $11,990,509)		$15,172,181
Other Assets & Liabilities, net - (0.3)%		(45,292)
Total Net Assets - 100.0%		$15,126,889

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 10.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value - including $45,858 of
securities loaned
(cost $11,871,545)	$15,053,217
Repurchase agreements, at value
(cost $118,964)	118,964
Total investments
(cost $11,990,509)	15,172,181
Receivables:
Fund shares sold	1,442,789
Dividends	13,978
Securities lending income	321
Total assets	16,629,269
Liabilities:
Payable for:
Securities purchased	1,414,153
Upon return of securities loaned	49,210
Management fees	9,683
Distribution and service fees	4,514
Fund shares redeemed	3,392
Transfer agent and administrative fees	3,228
Portfolio accounting fees	1,291
Miscellaneous	16,909
Total liabilities	1,502,380
Net assets	$15,126,889
Net assets consist of:
Paid in capital	$16,515,659
Undistributed net investment income	18,945
Accumulated net realized loss on investments	(4,589,387)
Net unrealized appreciation on investments	3,181,672
Net assets	$15,126,889
A-Class:
Net assets	$2,356,748
Capital shares outstanding	54,763
Net asset value per share	$43.04
Maximum offering price per share
(Net asset value divided by 95.25%)	$45.19
C-Class:
Net assets	$2,206,830
Capital shares outstanding	55,895
Net asset value per share	$39.48
H-Class:
Net assets	$10,563,311
Capital shares outstanding	245,786
Net asset value per share	$42.98

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends	$470,576
Income from securities lending, net	5,422
Interest	65
Total investment income	476,063
Expenses:
Management fees	215,470
Transfer agent and administrative fees	71,823
Distribution and service fees:
A-Class	4,007
C-Class	25,521
H-Class	61,436
Portfolio accounting fees	28,729
Trustees’ fees*	3,360
Custodian fees	3,310
Line of credit interest expense	236
Miscellaneous	43,226
Total expenses	457,118
Net investment income	18,945
Net Realized and Unrealized Gain (loss):
Net realized gain (loss) on:
Investments	3,292,740
Net realized gain	3,292,740
Net change in unrealized appreciation
(depreciation) on:
Investments	(2,272,142)
Net change in unrealized appreciation
(depreciation)	(2,272,142)
Net realized and unrealized gain	1,020,598
Net increase in net assets resulting
from operations	$1,039,543

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013
Increase (Decrease) In Net Assets From Operations:
Net investment income	$18,945	$52,110
Net realized gain on investments	3,292,740	2,246,723
Net change in unrealized appreciation (depreciation) on investments	(2,272,142)	2,605,745
Net increase in net assets resulting from operations	1,039,543	4,904,578

Distributions to shareholders from:
Net investment income
A-Class	(6,418)	—
C-Class	(10,279)	—
H-Class	(35,413)	—
Total distributions to shareholders	(52,110)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	10,210,160	12,852,758
C-Class	2,956,353	4,206,889
H-Class	180,329,694	285,882,528
Distributions reinvested
A-Class	5,904	—
C-Class	10,187	—
H-Class	33,473	—
Cost of shares redeemed
A-Class	(9,772,932)	(18,281,006)
C-Class	(4,562,781)	(3,298,820)
H-Class	(248,292,026)	(230,894,273)
Net increase (decrease) from capital share transactions	(69,081,968)	50,468,076
Net increase (decrease) in net assets	(68,094,535)	55,372,654

Net assets:
Beginning of year	83,221,424	27,848,770
End of year	$15,126,889	$83,221,424
Undistributed net investment income at end of year	$18,945	$52,110

Capital share activity:
Shares sold
A-Class	259,238	404,286
C-Class	81,786	142,762
H-Class	4,580,797	8,710,220
Shares issued from reinvestment of distributions
A-Class	142	—
C-Class	266	—
H-Class	805	—
Shares redeemed
A-Class	(248,039)	(581,601)
C-Class	(128,153)	(116,987)
H-Class	(6,499,596)	(7,156,790)
Net increase (decrease) in shares	(1,952,754)	1,401,890

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$36.18	$30.88	$31.43	$30.45	$13.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.07	.06	.02	.12
Net gain (loss) on investments
(realized and unrealized)	7.08	5.23	(.61)	3.64	16.75
Total from investment operations	7.05	5.30	(.55)	3.66	16.87
Less distributions from:
Net investment income	(.19)	—	—	(.17)	(.10)
Net realized gains	—	—	—	(2.51)	—
Total distributions	(.19)	—	—	(2.68)	(.10)
Net asset value, end of period	$43.04	$36.18	$30.88	$31.43	$30.45

Total Return[b]	19.49%	17.16%	(1.75%)	12.81%	123.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,357	$1,571	$6,817	$785	$10,888
Ratios to average net assets:
Net investment income (loss)	(0.06%)	0.23%	0.22%	0.08%	0.43%
Total expenses	1.52%	1.51%	1.49%	1.53%	1.52%
Portfolio turnover rate	506%	757%	619%	407%	443%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$33.46	$28.78	$29.53	$28.96	$13.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.13)	(.16)	(.23)	(.06)
Net gain (loss) on investments
(realized and unrealized)	6.46	4.81	(.59)	3.48	16.00
Total from investment operations	6.21	4.68	(.75)	3.25	15.94
Less distributions from:
Net investment income	(.19)	—	—	(.17)	(.10)
Net realized gains	—	—	—	(2.51)	—
Total distributions	(.19)	—	—	(2.68)	(.10)
Net asset value, end of period	$39.48	$33.46	$28.78	$29.53	$28.96

Total Return[b]	18.57%	16.26%	(2.54%)	12.03%	121.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,207	$3,413	$2,194	$2,311	$2,478
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.45%)	(0.60%)	(0.83%)	(0.24%)
Total expenses	2.28%	2.26%	2.26%	2.30%	2.29%
Portfolio turnover rate	506%	757%	619%	407%	443%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$36.16	$30.86	$31.42	$30.43	$13.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.08	.01	(.06)	.10
Net gain (loss) on investments
(realized and unrealized)	6.95	5.22	(.57)	3.73	16.76
Total from investment operations	7.01	5.30	(.56)	3.67	16.86
Less distributions from:
Net investment income	(.19)	—	—	(.17)	(.10)
Net realized gains	—	—	—	(2.51)	—
Total distributions	(.19)	—	—	(2.68)	(.10)
Net asset value, end of period	$42.98	$36.16	$30.86	$31.42	$30.43

Total Return[b]	19.39%	17.17%	(1.78%)	12.85%	123.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,563	$78,237	$18,838	$54,206	$199,458
Ratios to average net assets:
Net investment income (loss)	0.15%	0.24%	0.02%	(0.19%)	0.37%
Total expenses	1.52%	1.52%	1.51%	1.54%	1.53%
Portfolio turnover rate	506%	757%	619%	407%	443%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2014, S&P SmallCap 600® Pure Growth Fund H-Class returned 26.35%, compared with a gain of 28.63% for the S&P SmallCap 600 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The Information Technology sector and the Financials sector added the most to performance for the period. Consumer Staples contributed the least. The Telecommunications Services sector was the only detractor from return.

The best-performing stocks in the S&P SmallCap 600 Pure Growth Index were Tuesday Morning Corp., Blucora, Inc. and Home BancShares, Inc. The weakest performers of the underlying index were Francesca’s Holdings Corp., Ixia and Geospace Technologies Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Matrix Service Co.	1.9%
US Silica Holdings, Inc.	1.9%
Questcor Pharmaceuticals, Inc.	1.4%
Taser International, Inc.	1.4%
On Assignment, Inc.	1.3%
Carrizo Oil & Gas, Inc.	1.3%
CalAmp Corp.	1.3%
Electronics for Imaging, Inc.	1.3%
Akorn, Inc.	1.2%
MB Financial, Inc.	1.2%
Top Ten Total	14.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
C-Class Shares	25.41%	24.70%	7.71%
C-Class Shares with CDSC‡	24.41%	24.70%	7.71%
H-Class Shares	26.35%	25.62%	8.49%
S&P SmallCap 600 Pure Growth Index	28.63%	28.61%	11.04%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	26.35%	25.63%	9.30%
A-Class Shares with sales charge†	20.35%	24.42%	8.74%
S&P SmallCap 600 Pure Growth Index	28.63%	28.61%	11.76%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2014
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.8%

FINANCIALS - 22.3%
MB Financial, Inc.	11,130	$344,586
United Community Banks, Inc.*	16,898	327,990
Umpqua Holdings Corp.[1]	15,675	292,182
PrivateBancorp, Inc. — Class A	9,006	274,773
BBCN Bancorp, Inc.	16,016	274,514
HFF, Inc. — Class A	8,109	272,543
HCI Group, Inc.	7,230	263,172
Pinnacle Financial Partners, Inc.	6,715	251,745
Forestar Group, Inc.*	13,928	247,918
Portfolio Recovery Associates, Inc.*	4,232	244,863
Virtus Investment Partners, Inc.*	1,345	232,914
Home BancShares, Inc.	6,630	228,205
BofI Holding, Inc.*	2,548	218,491
PacWest Bancorp[1]	5,009	215,437
First Midwest Bancorp, Inc.	12,555	214,439
Bank of the Ozarks, Inc.	3,048	207,447
Encore Capital Group, Inc.*	4,535	207,250
CoreSite Realty Corp.	6,600	204,600
Sabra Health Care REIT, Inc.	7,250	202,203
Oritani Financial Corp.	12,631	199,696
Wilshire Bancorp, Inc.	16,549	183,694
MarketAxess Holdings, Inc.	2,990	177,068
Boston Private Financial Holdings, Inc.	13,010	176,025
Employers Holdings, Inc.	7,820	158,199
Evercore Partners, Inc. — Class A	2,715	150,004
Glacier Bancorp, Inc.	4,915	142,879
Texas Capital Bancshares, Inc.*	1,984	128,841
eHealth, Inc.*	2,213	112,420
Financial Engines, Inc.	1,680	85,310
First Financial Bankshares, Inc.	1,175	72,603
First Cash Financial Services, Inc.*	1,209	61,006
Total Financials		6,373,017

INFORMATION TECHNOLOGY - 21.0%
CalAmp Corp.*	13,533	377,164
Electronics for Imaging, Inc.*	8,500	368,135
Dealertrack Technologies, Inc.*	5,285	259,969
Interactive Intelligence Group, Inc.*	3,568	258,681
XO Group, Inc.*	25,486	258,428
Manhattan Associates, Inc.*	6,840	239,605
Virtusa Corp.*	7,130	238,926
iGATE Corp.*	7,418	233,964
OpenTable, Inc.*	2,948	226,790
Blucora, Inc.*	11,028	217,141
Methode Electronics, Inc.	6,845	209,868
Synchronoss Technologies, Inc.*	5,793	198,642
Harmonic, Inc.*	27,747	198,114
Monotype Imaging Holdings, Inc.	6,494	195,729
Perficient, Inc.*	10,753	194,844
j2 Global, Inc.	3,890	194,695
Synaptics, Inc.*	3,106	186,422
Daktronics, Inc.	12,058	173,514
Measurement Specialties, Inc.*	2,413	163,722
Tyler Technologies, Inc.*	1,840	153,971
LogMeIn, Inc.*	3,238	145,354
Advanced Energy Industries, Inc.*	5,720	140,140
Belden, Inc.	1,958	136,277
Stamps.com, Inc.*	3,897	130,783
Cardtronics, Inc.*	3,108	120,746
FEI Co.	1,130	116,413
NIC, Inc.	5,662	109,333
FARO Technologies, Inc.*	1,978	104,834
MTS Systems Corp.	1,420	97,256
Cognex Corp.*	2,789	94,436
MAXIMUS, Inc.	2,104	94,385
Blackbaud, Inc.	2,438	76,309
comScore, Inc.*	2,263	74,204
Total Information Technology		5,988,794

CONSUMER DISCRETIONARY - 15.7%
Lithia Motors, Inc. — Class A	4,945	328,645
Multimedia Games Holding Company, Inc.*	11,156	323,970
Buffalo Wild Wings, Inc.*	1,813	269,957
MarineMax, Inc.*	16,976	257,865
Winnebago Industries, Inc.*	7,655	209,670
Arctic Cat, Inc.	4,320	206,453
Iconix Brand Group, Inc.*	5,100	200,277
Universal Electronics, Inc.*	4,707	180,702
Lumber Liquidators Holdings, Inc.*	1,915	179,627
Monarch Casino & Resort, Inc.*	9,040	167,511
Red Robin Gourmet Burgers, Inc.*	2,305	165,222
EW Scripps Co. — Class A*	8,940	158,417
Drew Industries, Inc.	2,755	149,321
Capella Education Co.	2,320	146,508
Ruth’s Hospitality Group, Inc.	11,729	141,804
Movado Group, Inc.	3,051	138,973
Wolverine World Wide, Inc.	4,731	135,070
Pinnacle Entertainment, Inc.*	5,548	131,488
Papa John’s International, Inc.	2,445	127,409
Sonic Corp.*	5,360	122,154
Steven Madden Ltd.*	3,281	118,050
La-Z-Boy, Inc.	4,326	117,235
Hillenbrand, Inc.	3,576	115,612
Sturm Ruger & Company, Inc.[1]	1,773	106,025
Kirkland’s, Inc.*	5,160	95,408
Texas Roadhouse, Inc. — Class A	3,454	90,080
American Public Education, Inc.*	2,495	87,525
Total Consumer Discretionary		4,470,978

HEALTH CARE - 14.9%
Questcor Pharmaceuticals, Inc.[1]	6,311	409,773
Akorn, Inc.*	16,190	356,180
Anika Therapeutics, Inc.*	6,413	263,574
Acorda Therapeutics, Inc.*	6,855	259,873
ABIOMED, Inc.*,1	9,775	254,540
Natus Medical, Inc.*	9,701	250,285
Cambrex Corp.*	12,973	244,801
Omnicell, Inc.*	8,480	242,698
Ligand Pharmaceuticals, Inc. — Class B*	3,225	216,914
Cantel Medical Corp.	5,523	186,236
Corvel Corp.*	3,547	176,499
Medidata Solutions, Inc.*	3,153	171,334
MWI Veterinary Supply, Inc.*	1,022	159,044

4 4 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

CryoLife, Inc.	15,960	$158,962
Prestige Brands Holdings, Inc.*	5,566	151,674
NuVasive, Inc.*	3,535	135,779
Medicines Co.*	4,083	116,039
IPC The Hospitalist Company, Inc.*	2,293	112,540
Air Methods Corp.*	1,907	101,891
SurModics, Inc.*	4,500	101,700
West Pharmaceutical Services, Inc.	1,620	71,361
Neogen Corp.*	1,345	60,458
HealthStream, Inc.*	1,942	51,851
Total Health Care		4,254,006

INDUSTRIALS - 10.6%
Taser International, Inc.*	21,998	402,343
On Assignment, Inc.*	9,963	384,472
GenCorp, Inc.*	18,267	333,738
Saia, Inc.*	8,508	325,091
Dycom Industries, Inc.*	9,315	294,447
DXP Enterprises, Inc.*	2,580	244,919
Federal Signal Corp.*	16,149	240,620
AAON, Inc.	6,278	174,968
CIRCOR International, Inc.	2,075	152,160
EnerSys, Inc.	2,095	145,163
Allegiant Travel Co. — Class A	856	95,812
AZZ, Inc.	1,835	81,988
Mobile Mini, Inc.	1,730	75,013
Apogee Enterprises, Inc.	2,178	72,375
Total Industrials		3,023,109

ENERGY - 8.6%
Matrix Service Co.*	16,375	553,147
Carrizo Oil & Gas, Inc.*	7,140	381,705
Stone Energy Corp.*	7,290	305,961
C&J Energy Services, Inc.*	9,880	288,101
Tesco Corp.*	13,860	256,410
Era Group, Inc.*	7,590	222,463
Newpark Resources, Inc.*	17,623	201,783
Northern Oil and Gas, Inc.*	11,011	160,981
Geospace Technologies Corp.*	1,060	70,140
Total Energy		2,440,691

MATERIALS - 4.6%
US Silica Holdings, Inc.[1]	14,359	548,083
KapStone Paper and Packaging Corp.*	9,845	283,930
Flotek Industries, Inc.*	7,528	209,655
American Vanguard Corp.	5,593	121,088
HB Fuller Co.	2,013	97,188
Balchem Corp.	1,120	58,374
Total Materials		1,318,318

CONSUMER STAPLES - 1.5%
Boston Beer Company, Inc. — Class A*	915	223,928
Inter Parfums, Inc.	5,305	192,094
Total Consumer Staples		416,022

TELECOMMUNICATION SERVICES - 0.6%
8x8, Inc.*	12,300	132,963
Lumos Networks Corp.	3,660	48,934
Total Telecommunication Services		181,897
Total Common Stocks
(Cost $23,306,490)		28,466,832

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$62,466	62,466
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	26,359	26,359
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	17,824	17,824
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	8,305	8,305
Total Repurchase Agreements
(Cost $114,954)		114,954

SECURITIES LENDING COLLATERAL††,3 - 4.3%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	600,509	600,509
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	535,839	535,839
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	101,015	101,015
Total Securities Lending Collateral
(Cost $1,237,363)		1,237,363
Total Investments - 104.5%
(Cost $24,658,807)		$29,819,149
Other Assets & Liabilities, net - (4.5)%		(1,290,513)
Total Net Assets - 100.0%		$28,528,636

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 10.
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $1,242,645 of
securities loaned
(cost $23,306,490)	$28,466,832
Repurchase agreements, at value
(cost $1,352,317)	1,352,317
Total investments
(cost $24,658,807)	29,819,149
Receivables:
Fund shares sold	21,181
Dividends	12,629
Securities lending income	698
Total assets	29,853,657
Liabilities:
Payable for:
Upon return of securities loaned	1,237,363
Fund shares redeemed	22,731
Management fees	18,353
Distribution and service fees	8,455
Transfer agent and administrative fees	6,118
Portfolio accounting fees	2,447
Miscellaneous	29,554
Total liabilities	1,325,021
Net assets	$28,528,636
Net assets consist of:
Paid in capital	$28,501,268
Accumulated net investment loss	(95,970)
Accumulated net realized loss on investments	(5,037,004)
Net unrealized appreciation on investments	5,160,342
Net assets	$28,528,636
A-Class:
Net assets	$7,265,039
Capital shares outstanding	137,098
Net asset value per share	$52.99
Maximum offering price per share
(Net asset value divided by 95.25%)	$55.63
C-Class:
Net assets	$4,267,875
Capital shares outstanding	86,733
Net asset value per share	$49.21
H-Class:
Net assets	$16,995,722
Capital shares outstanding	320,746
Net asset value per share	$52.99

STATEMENT OF OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends	$324,656
Income from securities lending, net	51,902
Interest	86
Total investment income	376,644
Expenses:
Management fees	365,936
Transfer agent and administrative fees	121,979
Distribution and service fees:
A-Class	9,254
C-Class	44,220
H-Class	101,669
Portfolio accounting fees	48,791
Custodian fees	5,808
Trustees’ fees*	2,582
Line of credit interest expense	916
Miscellaneous	75,466
Total expenses	776,621
Net investment loss	(399,977)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,014,825
Net realized gain	5,014,825
Net change in unrealized appreciation
(depreciation) on:
Investments	3,155,012
Net change in unrealized appreciation
(depreciation)	3,155,012
Net realized and unrealized gain	8,169,837
Net increase in net assets resulting
from operations	$7,769,860

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(399,977)	$(147,248)
Net realized gain on investments	5,014,825	3,739,856
Net change in unrealized appreciation (depreciation) on investments	3,155,012	(3,270,046)
Net increase in net assets resulting from operations	7,769,860	322,562

Capital share transactions:
Proceeds from sale of shares
A-Class	10,306,511	262,159
C-Class	6,653,049	3,152,967
H-Class	342,094,749	115,243,662
Cost of shares redeemed
A-Class	(4,376,811)	(376,615)
C-Class	(6,385,674)	(2,707,371)
H-Class	(337,494,514)	(138,735,744)
Net increase (decrease) from capital share transactions	10,797,310	(23,160,942)
Net increase (decrease) in net assets	18,567,170	(22,838,380)

Net assets:
Beginning of year	9,961,466	32,799,846
End of year	$28,528,636	$9,961,466
Accumulated net investment loss at end of year	$(95,970)	$(58,810)

Capital share activity:
Shares sold
A-Class	199,801	6,970
C-Class	143,830	85,398
H-Class	7,053,262	3,009,338
Shares redeemed
A-Class	(86,422)	(10,058)
C-Class	(136,657)	(77,582)
H-Class	(6,871,867)	(3,639,339)
Net increase (decrease) in shares	301,947	(625,273)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$41.94	$37.97	$36.06	$28.49	$16.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.12)	(.35)	(.34)	(.28)
Net gain (loss) on investments
(realized and unrealized)	11.36	4.09	2.26	7.91	11.84
Total from investment operations	11.05	3.97	1.91	7.57	11.56
Net asset value, end of period	$52.99	$41.94	$37.97	$36.06	$28.49

Total Return[b]	26.35%	10.46%	5.30%	26.57%	68.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,265	$995	$1,018	$2,115	$750
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.31%)	(1.00%)	(1.15%)	(1.15%)
Total expenses	1.53%	1.51%	1.52%	1.54%	1.54%
Portfolio turnover rate	677%	645%	500%	732%	1,476%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$39.24	$35.79	$34.25	$27.25	$16.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.66)	(.42)	(.57)	(.54)	(.42)
Net gain (loss) on investments
(realized and unrealized)	10.63	3.87	2.11	7.54	11.35
Total from investment operations	9.97	3.45	1.54	7.00	10.93
Net asset value, end of period	$49.21	$39.24	$35.79	$34.25	$27.25

Total Return[b]	25.41%	9.64%	4.50%	25.69%	66.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,268	$3,122	$2,568	$3,072	$1,658
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.17%)	(1.71%)	(1.80%)	(1.82%)
Total expenses	2.28%	2.26%	2.26%	2.29%	2.28%
Portfolio turnover rate	677%	645%	500%	732%	1,476%

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$41.94	$37.97	$36.07	$28.48	$16.94
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.31)	(.39)	(.34)	(.25)
Net gain (loss) on investments
(realized and unrealized)	11.43	4.28	2.29	7.93	11.79
Total from investment operations	11.05	3.97	1.90	7.59	11.54
Net asset value, end of period	$52.99	$41.94	$37.97	$36.07	$28.48

Total Return[b]	26.35%	10.46%	5.27%	26.65%	68.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,996	$5,844	$29,214	$92,084	$10,072
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(0.81%)	(1.10%)	(1.07%)	(1.05%)
Total expenses	1.52%	1.50%	1.52%	1.55%	1.53%
Portfolio turnover rate	677%	645%	500%	732%	1,476%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2014, S&P SmallCap 600® Pure Value Fund H-Class returned 31.23%, compared with a return of 33.91% for the S&P SmallCap 600 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The sectors contributing the most to return were the Information Technology sector and Consumer Discretionary sector. No sector detracted from return, but the Utilities sector contributed least, followed by the Telecommunications Services sector.

The stocks contributing the most to return in the S&P SmallCap 600 Pure Value Index were Arkansas Best Corp., United Online, Inc. and GT Advanced Technologies, Inc. Those detracting the most from return of the underlying index were Tower Group International Ltd., SkyWest, Inc. and Alliance One International, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Green Plains Renewable Energy, Inc.	2.2%
Engility Holdings, Inc.	1.6%
Central Garden and Pet Co. — Class A	1.5%
Stewart Information Services Corp.	1.4%
Pioneer Energy Services Corp.	1.4%
Seneca Foods Corp. — Class A	1.4%
Sanmina Corp.	1.3%
CDI Corp.	1.3%
Kelly Services, Inc. — Class A	1.2%
Perry Ellis International, Inc.	1.2%
Top Ten Total	14.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014
	1 Year	5 Year	10 Year
C-Class Shares	30.27%	30.52%	5.25%
C-Class Shares with CDSC‡	29.27%	30.52%	5.25%
H-Class Shares	31.23%	31.49%	6.05%
S&P SmallCap 600 Pure Value Index	33.91%	36.02%	10.13%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	31.25%	31.56%	6.51%
A-Class Shares with sales charge†	25.05%	30.29%	5.97%
S&P SmallCap 600 Pure Value Index	33.91%	36.02%	10.78%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	March 31, 2014
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.8%

INDUSTRIALS - 20.1%
Engility Holdings, Inc.*	9,816	$442,210
CDI Corp.	20,607	353,411
Kelly Services, Inc. — Class A	14,499	344,062
SkyWest, Inc.	25,209	321,667
Titan International, Inc.	16,469	312,747
Atlas Air Worldwide Holdings, Inc.*	8,330	293,799
Griffon Corp.	22,491	268,544
EMCOR Group, Inc.	5,518	258,186
Universal Forest Products, Inc.	4,609	255,062
ABM Industries, Inc.	8,760	251,762
Aegion Corp. — Class A*	9,250	234,118
United Stationers, Inc.	5,074	208,389
Hub Group, Inc. — Class A*	5,110	204,349
AAR Corp.	7,208	187,048
Viad Corp.	6,608	158,856
Heidrick & Struggles International, Inc.	7,588	152,291
Gibraltar Industries, Inc.*	7,874	148,582
Astec Industries, Inc.	3,195	140,292
Insperity, Inc.	4,481	138,821
Briggs & Stratton Corp.	6,153	136,904
Kaman Corp.	2,860	116,345
Curtiss-Wright Corp.	1,485	94,357
Matson, Inc.	3,720	91,847
Mueller Industries, Inc.	3,020	90,570
Quanex Building Products Corp.	4,258	88,055
National Presto Industries, Inc.	1,050	81,942
Korn/Ferry International*	2,700	80,379
Resources Connection, Inc.	5,420	76,368
Orion Marine Group, Inc.*	5,994	75,345
Total Industrials		5,606,308
CONSUMER DISCRETIONARY - 18.5%
Perry Ellis International, Inc.*	24,457	336,039
Scholastic Corp.	8,220	283,426
Fred’s, Inc. — Class A	15,560	280,236
Stage Stores, Inc.	11,390	278,485
VOXX International Corp. — Class A*	20,156	275,734
M/I Homes, Inc.*	11,900	266,799
Group 1 Automotive, Inc.	3,872	254,236
Pep Boys-Manny Moe & Jack*	18,089	230,092
Superior Industries International, Inc.	10,740	220,062
Sonic Automotive, Inc. — Class A	9,280	208,614
Regis Corp.	15,140	207,418
Career Education Corp.*	26,869	200,443
Big 5 Sporting Goods Corp.	12,417	199,293
Brown Shoe Company, Inc.	7,340	194,803
Marcus Corp.	10,660	178,022
Ruby Tuesday, Inc.*	29,385	164,850
Biglari Holdings, Inc.*	329	160,384
Stein Mart, Inc.	10,887	152,527
JAKKS Pacific, Inc.	20,002	144,414
Spartan Motors, Inc.	25,698	132,088
Genesco, Inc.*	1,635	121,922
Standard Pacific Corp.*	13,510	112,268
Christopher & Banks Corp.*	15,780	104,306
Crocs, Inc.*	6,520	101,712
Children’s Place Retail Stores, Inc.	1,910	95,137
Meritage Homes Corp.*	2,230	93,392
Sizmek, Inc.*	6,590	70,052
Finish Line, Inc. — Class A	2,510	67,996
Aeropostale, Inc.*	7,310	36,696
Total Consumer Discretionary		5,171,446
INFORMATION TECHNOLOGY - 16.0%
Sanmina Corp.*	20,400	355,980
Black Box Corp.	13,556	329,953
CIBER, Inc.*	70,303	321,988
Monster Worldwide, Inc.*	39,779	297,547
Insight Enterprises, Inc.*	11,796	296,198
CACI International, Inc. — Class A*	3,970	292,986
Benchmark Electronics, Inc.*	12,411	281,109
SYNNEX Corp.*	3,723	225,651
ScanSource, Inc.*	5,468	222,930
TTM Technologies, Inc.*	24,192	204,422
Anixter International, Inc.	1,859	188,726
Bel Fuse, Inc. — Class B	7,704	168,718
Super Micro Computer, Inc.*	9,515	165,276
Plexus Corp.*	3,519	141,006
Oplink Communications, Inc.*	6,690	120,152
NETGEAR, Inc.*	3,470	117,043
Ebix, Inc.[1]	6,340	108,224
Rudolph Technologies, Inc.*	8,676	98,993
Diodes, Inc.*	3,650	95,338
Rofin-Sinar Technologies, Inc.*	3,750	89,850
Digi International, Inc.*	8,795	89,269
Kulicke & Soffa Industries, Inc.*	6,966	87,841
Mercury Systems, Inc.*	6,596	87,133
Brooks Automation, Inc.	7,960	87,003
Total Information Technology		4,473,336
FINANCIALS - 12.7%
Stewart Information Services Corp.	11,499	403,960
EZCORP, Inc. — Class A*	29,850	322,081
Cash America International, Inc.	8,205	317,698
Calamos Asset Management,
Inc. — Class A	18,381	237,666
Piper Jaffray Cos.*	5,150	235,870
United Fire Group, Inc.	7,714	234,120
Infinity Property & Casualty Corp.	2,984	201,808
Navigators Group, Inc.*	3,280	201,359
Horace Mann Educators Corp.	5,587	162,023
Wintrust Financial Corp.	2,960	144,034
Safety Insurance Group, Inc.	2,592	139,579
Susquehanna Bancshares, Inc.	12,128	138,138
Capstead Mortgage Corp.	9,884	125,131
Selective Insurance Group, Inc.	5,305	123,713
Meadowbrook Insurance Group, Inc.	20,850	121,556
Brookline Bancorp, Inc.	11,810	111,250
Provident Financial Services, Inc.	4,500	82,665
SWS Group, Inc.*	11,005	82,317
FNB Corp.	5,810	77,854
ProAssurance Corp.	1,666	74,187
Total Financials		3,537,009

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

MATERIALS - 8.4%
Olympic Steel, Inc.	10,575	$303,503
Materion Corp.	8,637	293,053
Century Aluminum Co.*	21,520	284,279
AM Castle & Co.*	15,473	227,298
Boise Cascade Co.*	7,580	217,091
A. Schulman, Inc.	5,223	189,385
Kaiser Aluminum Corp.	2,600	185,692
Clearwater Paper Corp.*	1,860	116,566
PH Glatfelter Co.	3,845	104,661
Kraton Performance Polymers, Inc.*	3,890	101,685
Zep, Inc.	5,563	98,465
Neenah Paper, Inc.	1,630	84,304
OM Group, Inc.	2,057	68,334
Stepan Co.	1,030	66,497
Total Materials		2,340,813
HEALTH CARE - 7.9%
PharMerica Corp.*	11,905	333,102
Kindred Healthcare, Inc.	12,388	290,127
Molina Healthcare, Inc.*	7,265	272,873
Magellan Health Services, Inc.*	4,230	251,051
Cross Country Healthcare, Inc.*	27,156	219,149
Centene Corp.*	2,996	186,501
LHC Group, Inc.*	8,060	177,804
Invacare Corp.	8,034	153,208
Almost Family, Inc.*	6,107	141,072
Healthways, Inc.*	5,900	101,126
AMN Healthcare Services, Inc.*	6,160	84,638
Total Health Care		2,210,651
ENERGY - 7.4%
Green Plains Renewable Energy, Inc.	20,300	608,187
Pioneer Energy Services Corp.*	30,840	399,378
Cloud Peak Energy, Inc.*	13,547	286,384
Exterran Holdings, Inc.	5,290	232,126
Swift Energy Co.*,1	17,901	192,615
Gulf Island Fabrication, Inc.	6,430	138,952
Arch Coal, Inc.	28,678	138,228
SEACOR Holdings, Inc.*	765	66,111
Total Energy		2,061,981
CONSUMER STAPLES - 4.8%
Central Garden and Pet Co. — Class A*	50,215	415,278
Seneca Foods Corp. — Class A*	12,478	392,807
Spartan Stores, Inc.	11,530	267,611
Sanderson Farms, Inc.	1,830	143,637
Alliance One International, Inc.*	40,652	118,704
Total Consumer Staples		1,338,037
UTILITIES - 2.0%
Avista Corp.	5,419	166,093
New Jersey Resources Corp.	3,140	156,371
Laclede Group, Inc.	1,950	91,943
NorthWestern Corp.	1,710	81,105
UIL Holdings Corp.	1,860	68,467
Total Utilities		563,979
TELECOMMUNICATION SERVICES - 2.0%
Cbeyond, Inc.*	34,744	251,894
USA Mobility, Inc.	9,524	173,051
Atlantic Tele-Network, Inc.	1,910	125,907
Total Telecommunication Services		550,852
Total Common Stocks
(Cost $23,031,972)		27,854,412

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 0.1%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$19,001	19,001
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	8,018	8,018
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	5,422	5,422
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	2,526	2,526
Total Repurchase Agreements
(Cost $34,967)		34,967
SECURITIES LENDING COLLATERAL††,3 - 0.6%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	79,749	79,749
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	71,161	71,161
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	13,415	13,415
Total Securities Lending Collateral
(Cost $164,325)		164,325
Total Investments - 100.5%
(Cost $23,231,264)		$28,053,704
Other Assets & Liabilities, net - (0.5)%		(143,037)
Total Net Assets - 100.0%		$27,910,667

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 10.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value - including $159,853 of
securities loaned
(cost $23,031,972)	$27,854,412
Repurchase agreements, at value
(cost $199,292)	199,292
Total investments
(cost $23,231,264)	28,053,704
Receivables:
Fund shares sold	67,227
Dividends	13,261
Securities lending income	956
Total assets	28,135,148
Liabilities:
Payable for:
Upon return of securities loaned	164,325
Management fees	15,641
Fund shares redeemed	10,199
Distribution and service fees	7,875
Transfer agent and administrative fees	5,214
Portfolio accounting fees	2,085
Miscellaneous	19,142
Total liabilities	224,481
Net assets	$27,910,667
Net assets consist of:
Paid in capital	$53,567,589
Accumulated net investment loss	(40,344)
Accumulated net realized loss on investments	(30,439,018)
Net unrealized appreciation on investments	4,822,440
Net assets	$27,910,667
A-Class:
Net assets	$1,016,490
Capital shares outstanding	39,617
Net asset value per share	$25.66
Maximum offering price per share
(Net asset value divided by 95.25%)	$26.94
C-Class:
Net assets	$4,514,327
Capital shares outstanding	197,881
Net asset value per share	$22.81
H-Class:
Net assets	$22,379,850
Capital shares outstanding	875,854
Net asset value per share	$25.55

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends	$411,348
Income from securities lending, net	18,937
Interest	57
Total investment income	430,342
Expenses:
Management fees	256,420
Transfer agent and administrative fees	85,474
Distribution and service fees:
A-Class	3,421
C-Class	47,633
H-Class	70,144
Portfolio accounting fees	34,189
Custodian fees	4,023
Trustees’ fees*	2,647
Line of credit interest expense	274
Miscellaneous	53,247
Total expenses	557,472
Net investment loss	(127,130)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,060,418
Net realized gain	4,060,418
Net change in unrealized appreciation
(depreciation) on:
Investments	346,408
Net change in unrealized appreciation
(depreciation)	346,408
Net realized and unrealized gain	4,406,826
Net increase in net assets resulting
from operations	$4,279,696

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(127,130)	$(80,501)
Net realized gain on investments	4,060,418	1,767,052
Net change in unrealized appreciation (depreciation) on investments	346,408	(1,845,358)
Net increase (decrease) in net assets resulting from operations	4,279,696	(158,807)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,058,772	1,084,422
C-Class	4,733,420	3,744,708
H-Class	217,271,980	180,897,767
Cost of shares redeemed
A-Class	(1,936,024)	(622,298)
C-Class	(5,294,994)	(2,186,008)
H-Class	(228,428,263)	(173,747,207)
Net increase (decrease) from capital share transactions	(12,595,109)	9,171,384
Net increase (decrease) in net assets	(8,315,413)	9,012,577

Net assets:
Beginning of year	36,226,080	27,213,503
End of year	$27,910,667	$36,226,080
Accumulated net investment loss at end of year	$(40,344)	$(59,464)

Capital share activity:
Shares sold
A-Class	47,370	61,434
C-Class	232,036	239,487
H-Class	9,393,903	10,656,634
Shares redeemed
A-Class	(87,067)	(38,446)
C-Class	(258,641)	(141,911)
H-Class	(10,096,699)	(10,507,170)
Net increase (decrease) in shares	(769,098)	270,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$19.55	$17.07	$17.42	$19.60	$11.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.01)	(.12)	(.13)	(.13)
Net gain (loss) on investments
(realized and unrealized)	6.20	2.49	(.23)	1.20	15.44
Total from investment operations	6.11	2.48	(.35)	1.07	15.31
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	—	—	—	(3.25)	(6.76)
Total distributions	—	—	—	(3.25)	(6.79)
Net asset value, end of period	$25.66	$19.55	$17.07	$17.42	$19.60

Total Return[b]	31.25%	14.53%	(2.01%)	6.98%	150.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,016	$1,551	$961	$8,845	$5,529
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(0.08%)	(0.71%)	(0.73%)	(0.62%)
Total expenses	1.52%	1.51%	1.53%	1.53%	1.53%
Portfolio turnover rate	658%	655%	744%	692%	443%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$17.51	$15.40	$15.85	$18.27	$10.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.13)	(.20)	(.23)	(.27)
Net gain (loss) on investments
(realized and unrealized)	5.52	2.24	(.25)	1.06	14.71
Total from investment operations	5.30	2.11	(.45)	.83	14.44
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	—	—	—	(3.25)	(6.76)
Total distributions	—	—	—	(3.25)	(6.79)
Net asset value, end of period	$22.81	$17.51	$15.40	$15.85	$18.27

Total Return[b]	30.27%	13.70%	(2.84%)	6.12%	148.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,514	$3,932	$1,955	$2,243	$8,999
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(0.84%)	(1.39%)	(1.37%)	(1.39%)
Total expenses	2.27%	2.26%	2.26%	2.28%	2.28%
Portfolio turnover rate	658%	655%	744%	692%	443%

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$19.47	$17.00	$17.38	$19.57	$11.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.06)	(.11)	(.11)	(.12)
Net gain (loss) on investments
(realized and unrealized)	6.14	2.53	(.27)	1.17	15.41
Total from investment operations	6.08	2.47	(.38)	1.06	15.29
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	—	—	—	(3.25)	(6.76)
Total distributions	—	—	—	(3.25)	(6.79)
Net asset value, end of period	$25.55	$19.47	$17.00	$17.38	$19.57

Total Return[b]	31.23%	14.53%	(2.19%)	6.94%	150.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,380	$30,743	$24,298	$15,980	$216,500
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.32%)	(0.69%)	(0.56%)	(0.62%)
Total expenses	1.53%	1.51%	1.49%	1.54%	1.54%
Portfolio turnover rate	658%	655%	744%	692%	443%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the Europe STOXX 50® Index (the “underlying index”).

For the one-year period ended March 31, 2014, Europe 1.25x Strategy Fund maintained a daily correlation of over 95% to its benchmark of 125% of the daily price movement of the Europe STOXX 50 Index. Europe 1.25x Strategy Fund H-Class returned 21.55% while the Europe STOXX 50 Index returned 19.87% over the same period.

The sectors contributing the most to return of the underlying index were Financials and Health Care. No sector detracted from return, but Information Technology and Utilities contributed least.

The stocks contributing most to performance of the underlying index were Roche Holding Ltd. AG, Total S.A. and Vodaphone Group plc. Those detracting most from performance of the underlying index were Anglo American plc, Standard Chartered plc and Tesco plc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Ten Largest Holdings (% of Total Net Assets)
Nestle S.A. ADR	3.6%
Novartis AG ADR	3.4%
Roche Holding AG ADR	3.0%
HSBC Holdings plc ADR	2.8%
Total S.A. ADR	2.4%
BP plc ADR	2.2%
Royal Dutch Shell plc ADR	2.1%
GlaxoSmithKline plc ADR	2.0%
Sanofi ADR	1.9%
Banco Santander S.A. ADR	1.8%
Top Ten Total	25.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

58 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*,††

Average Annual Returns*,††

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
A-Class Shares	22.88%	15.87%	2.39%
A-Class Shares with sales charge†	17.01%	14.74%	1.89%
C-Class Shares	20.40%	14.78%	1.51%
C-Class Shares with CDSC‡	19.40%	14.78%	1.51%
H-Class Shares	21.55%	15.69%	2.30%
Europe STOXX 50 Index	19.87%	14.66%	5.46%

INVESTMENT CONCENTRATION

At March 31, 2014, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
Britain	31.9%	$3,046,129
Switzerland	22.2%	2,125,507
Germany	16.3%	1,552,828
France	10.9%	1,044,167
Netherlands	6.4%	614,911
Spain	6.1%	587,211
Belgium	1.8%	173,429
Australia	1.7%	164,139
Italy	1.7%	163,002
Sweden	1.0%	92,950
Total Common Stocks	100.0%	$9,564,273

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Europe STOXX 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
††	The effects of compounding and currency exchange rates may cause the longer-term correlation of the Fund to its benchmark to diminish.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	March 31, 2014
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 65.4%

FINANCIALS - 14.9%
HSBC Holdings plc ADR	7,991	$406,183
Banco Santander S.A. ADR[1]	27,786	266,190
BNP Paribas S.A. ADR	5,129	198,595
Allianz SE ADR	10,411	175,425
UBS AG	8,255	171,044
Banco Bilbao Vizcaya Argentaria S.A. ADR[1]	14,204	170,590
ING Groep N.V. ADR*	11,592	165,186
Lloyds Banking Group plc ADR*,1	31,893	162,335
Barclays plc ADR	8,018	125,883
Credit Suisse Group AG ADR	3,832	124,080
Zurich Insurance Group AG ADR	3,444	105,869
Deutsche Bank AG	2,291	102,706
Total Financials		2,174,086
HEALTH CARE - 13.7%
Novartis AG ADR	5,929	504,084
Roche Holding AG ADR	11,780	444,342
GlaxoSmithKline plc ADR	5,419	289,537
Sanofi ADR	5,319	278,077
Bayer AG ADR	1,871	253,071
AstraZeneca plc ADR	3,639	236,098
Total Health Care		2,005,209
CONSUMER STAPLES - 11.3%
Nestle S.A. ADR	7,097	533,835
British American Tobacco plc ADR	2,281	254,172
Diageo plc ADR	1,534	191,121
Anheuser-Busch InBev N.V. ADR	1,647	173,429
Unilever N.V. — Class Y	3,455	142,070
Reckitt Benckiser Group plc ADR	7,999	131,824
Unilever plc ADR	2,952	126,287
Tesco plc ADR	6,688	99,852
Total Consumer Staples		1,652,590
ENERGY - 8.8%
Total S.A. ADR[1]	5,360	351,615
BP plc ADR	6,826	328,331
Royal Dutch Shell plc ADR	4,211	307,656
Eni SpA ADR	3,249	163,002
BG Group plc ADR	7,483	138,361
Total Energy		1,288,965
MATERIALS - 4.8%
BASF SE ADR	2,071	230,668
Rio Tinto plc ADR[1]	3,817	213,103
BHP Billiton Ltd. ADR	2,422	164,139
Air Liquide S.A. ADR	3,658	98,912
Total Materials		706,822
INDUSTRIALS - 3.5%
Siemens AG ADR	1,920	259,488
ABB Ltd. ADR	4,990	128,692
Schneider Electric S.A. ADR	6,612	116,966
Total Industrials		505,146
TELECOMMUNICATION SERVICES - 3.4%
Vodafone Group plc ADR	6,126	225,498
Telefonica S.A. ADR	9,527	150,432
Deutsche Telekom AG ADR	7,728	125,348
Total Telecommunication Services		501,278
CONSUMER DISCRETIONARY - 2.4%
Daimler AG ADR	2,514	238,704
Cie Financiere Richemont S.A. ADR	11,979	113,561
Total Consumer Discretionary		352,265
INFORMATION TECHNOLOGY - 1.8%
SAP AG ADR	2,059	167,417
Telefonaktiebolaget LM Ericsson —
Class B ADR	6,973	92,950
Total Information Technology		260,367
UTILITIES - 0.8%
National Grid plc ADR	1,710	117,545
Total Common Stocks
(Cost $8,236,405)		9,564,273

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 30.5%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$2,428,530	2,428,530
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	1,024,755	1,024,755
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	692,975	692,975
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	322,868	322,868
Total Repurchase Agreements
(Cost $4,469,128)		4,469,128

SECURITIES LENDING COLLATERAL††,3 - 3.8%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	269,548	269,548
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	240,520	240,520
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	45,342	45,342
Total Securities Lending Collateral
(Cost $555,410)		555,410
Total Investments - 99.7%
(Cost $13,260,943)		$14,588,811
Other Assets & Liabilities, net - 0.3%		50,503
Total Net Assets - 100.0%		$14,639,314

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
EUROPE 1.25x STRATEGY FUND

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED††
June 2014 STOXX 50 Index
Futures Contracts
(Aggregate Value of
Contracts $8,604,064)	217	$211,251

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2014 Euro FX
Futures Contracts
(Aggregate Value of
Contracts $8,781,563)	51	$(46,973)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 31, 2014 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 10. ADR — American Depositary Receipt
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

 March 31, 2014

Assets:
Investments, at value - including $541,722 of
securities loaned
(cost $8,236,405)	$9,564,273
Repurchase agreements, at value
(cost $5,024,538)	5,024,538
Total investments
(cost $13,260,943)	14,588,811
Foreign currency, at value
(cost $210)	305
Segregated cash with broker	821,931
Receivables:
Fund shares sold	596,382
Dividends	60,423
Variation margin	33,778
Foreign taxes reclaim	8,955
Securities lending income	407
Interest	3
Swap settlement	24,916
Total assets	16,135,911
Liabilities:
Payable for:
Securities purchased	699,637
Upon return of securities loaned	555,410
Fund shares redeemed	203,446
Management fees	11,970
Distribution and service fees	3,653
Transfer agent and administrative fees	3,325
Portfolio accounting fees	1,330
Miscellaneous	17,826
Total liabilities	1,496,597
Net assets	$14,639,314
Net assets consist of:
Paid in capital	$25,124,751
Undistributed net investment income	26,435
Accumulated net realized loss on investments and
foreign currency	(12,004,113)
Net unrealized appreciation on investments and
foreign currency	1,492,241
Net assets	$14,639,314
A-Class:
Net assets	$2,551,455
Capital shares outstanding	146,639
Net asset value per share	$17.40
Maximum offering price per share
(Net asset value divided by 95.25%)	$18.27
C-Class:
Net assets	$535,146
Capital shares outstanding	34,470
Net asset value per share	$15.52
H-Class:
Net assets	$11,552,713
Capital shares outstanding	669,325
Net asset value per share	$17.26

STATEMENT OF
OPERATIONS

 Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $13,418)	$415,668
Interest	1,890
Income from securities lending, net	1,311
Total investment income	418,869
Expenses:
Management fees	184,985
Transfer agent and administrative fees	51,383
Distribution and service fees:
A-Class	8,564
C-Class	6,230
H-Class	41,263
Portfolio accounting fees	20,553
Trustees’ fees*	2,575
Custodian fees	2,076
Line of credit interest expense	7
Miscellaneous	38,381
Total expenses	356,017
Net investment income	62,852
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(163,424)
Futures contracts	1,471,649
Swap agreements	30,528
Foreign currency	19,732
Net realized gain	1,358,485
Net change in unrealized appreciation
(depreciation) on:
Investments	1,145,190
Futures contracts	219,640
Foreign currency	102
Net change in unrealized appreciation
(depreciation)	1,364,932
Net realized and unrealized gain	2,723,417
Net increase in net assets resulting
from operations	$2,786,269

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$62,852	$(52,462)
Net realized gain on investments and foreign currency	1,358,485	3,559,313
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,364,932	178,740
Net increase in net assets resulting from operations	2,786,269	3,685,591
Distributions to shareholders from:
Net investment income
A-Class	—	(60,314)
C-Class	—	(2,197)
H-Class	—	(58,838)
Total distributions to shareholders	—	(121,349)
Capital share transactions:
Proceeds from sale of shares
A-Class	52,743,507	90,816,378
C-Class	7,218,044	5,587,424
H-Class	207,864,838	241,512,218
Distributions reinvested
A-Class	—	59,279
C-Class	—	2,187
H-Class	—	58,304
Cost of shares redeemed
A-Class	(54,374,701)	(90,230,686)
C-Class	(7,224,756)	(5,730,709)
H-Class	(209,443,547)	(239,461,432)
Net increase (decrease) from capital share transactions	(3,216,615)	2,612,963
Net increase (decrease) in net assets	(430,346)	6,177,205
Net assets:
Beginning of year	15,069,660	8,892,455
End of year	$14,639,314	$15,069,660
Undistributed net investment income/Accumulated net investment loss at end of year	$26,435	$(56,149)
Capital share activity:
Shares sold
A-Class	3,372,060	7,021,653
C-Class	497,359	486,881
H-Class	13,214,764	18,478,661
Shares issued from reinvestment of distributions
A-Class	—	4,388
C-Class	—	177
H-Class	—	4,309
Shares redeemed
A-Class	(3,501,903)	(6,804,798)
C-Class	(494,056)	(493,981)
H-Class	(13,302,797)	(18,342,051)
Net increase (decrease) in shares	(214,573)	355,239

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$14.16	$12.57	$14.06	$14.18	$8.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	(.03)	.10	.08	.04
Net gain (loss) on investments
(realized and unrealized)	3.08	1.65	(1.59)	(.20)	5.78
Total from investment operations	3.24	1.62	(1.49)	(.12)	5.82
Less distributions from:
Net investment income	—	(.03)	—	—	—
Total distributions	—	(.03)	—	—	—
Net asset value, end of period	$17.40	$14.16	$12.57	$14.06	$14.18

Total Return[b]	22.88%	12.92%	(10.60%)	(0.85%)	69.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,551	$3,916	$694	$455	$463
Ratios to average net assets:
Net investment income (loss)	1.00%	(0.23%)	0.77%	0.66%	0.33%
Total expenses	1.72%	1.67%	1.67%	1.69%	1.66%
Portfolio turnover rate	654%	903%	318%	515%	1,353%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$12.89	$11.53	$12.97	$13.17	$7.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.10)	—[c]	.03	(.04)
Net gain (loss) on investments
(realized and unrealized)	2.70	1.49	(1.44)	(.23)	5.38
Total from investment operations	2.63	1.39	(1.44)	(.20)	5.34
Less distributions from:
Net investment income	—	(.03)	—	—	—
Total distributions	—	(.03)	—	—	—
Net asset value, end of period	$15.52	$12.89	$11.53	$12.97	$13.17

Total Return[b]	20.40%	12.09%	(11.10%)	(1.52%)	68.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$535	$402	$439	$638	$2,111
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.83%)	0.03%	0.22%	(0.36%)
Total expenses	2.47%	2.42%	2.43%	2.43%	2.42%
Portfolio turnover rate	654%	903%	318%	515%	1,353%

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$14.20	$12.59	$14.06	$14.20	$8.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.02)	.16	.09	.03
Net gain (loss) on investments
(realized and unrealized)	3.03	1.66	(1.63)	(.23)	5.81
Total from investment operations	3.06	1.64	(1.47)	(.14)	5.84
Less distributions from:
Net investment income	—	(.03)	—	—	—
Total distributions	—	(.03)	—	—	—
Net asset value, end of period	$17.26	$14.20	$12.59	$14.06	$14.20

Total Return[b]	21.55%	13.06%	(10.46%)	(0.99%)	69.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,553	$10,752	$7,759	$23,238	$6,989
Ratios to average net assets:
Net investment income (loss)	0.19%	(0.18%)	1.22%	0.70%	0.21%
Total expenses	1.71%	1.67%	1.68%	1.69%	1.70%
Portfolio turnover rate	654%	903%	318%	515%	1,353%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

c Net investment income (loss) is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended March 31, 2014, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Japan 2x Strategy Fund H-Class returned 11.12%, while the Nikkei-225 Stock Average Index returned 9.33% over the same time period.

The sectors contributing most to performance of the underlying index were Industrials and Consumer Discretionary. Materials and Utilities detracted most from performance.

Stocks contributing most to return of the underlying index were SoftBank Corp., Fast Retailing Co. Ltd. and KDDI Corp. Those detracting most from performance of the underlying index were Nitto Denko Corp., Nikon Corp. and Canon, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as futures contracts.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2014

Cumulative Fund Performance*,††

Average Annual Returns*,††

Periods Ended March 31, 2014

			Since
			Inception
	1 Year	5 Year	(02/22/08)
A-Class Shares	11.04%	16.47%	-4.13%
A-Class Shares with sales charge†	5.75%	15.34%	-4.89%
C-Class Shares	10.32%	15.64%	-4.81%
C-Class Shares with CDSC‡	9.32%	15.64%	-4.81%
H-Class Shares	11.12%	16.55%	-4.07%
Nikkei-225 Stock Average Index	9.33%	12.00%	2.15%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

††	The effects of compounding and currency exchange rates may cause the longer-term correlation of the Fund to its benchmark to diminish.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	March 31, 2014
JAPAN 2x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 85.5%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$1,780,017	$1,780,017
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	751,105	751,105
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	507,923	507,923
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	236,650	236,650
Total Repurchase Agreements
(Cost $3,275,695)		3,275,695
Total Investments - 85.5%
(Cost $3,275,695)		$3,275,695
Other Assets & Liabilities, net - 14.5%		556,663
Total Net Assets - 100.0%		$3,832,358

		Unrealized
	Contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2014 Nikkei-225 (CME) Index
Futures Contracts
(Aggregate Value of
Contracts $7,722,000)	104	$309,594
CURRENCY FUTURES CONTRACTS PURCHASED†
June 2014 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $7,632,450)	63	(43,792)

† Value determined based on Level 1 inputs – See Note 4.

†† Value determined based on Level 2 inputs – See Note 4.

1 Repurchase Agreements – See Note 5.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Repurchase agreements, at value (cost $3,275,695)	$3,275,695
Segregated cash with broker	562,450
Receivables:
Fund shares sold	9,760
Interest	2
Swap settlement	30,247
Total assets	3,878,154
Liabilities:
Payable for:
Variation margin	25,513
Fund shares redeemed	11,089
Management fees	2,596
Distribution and service fees	947
Transfer agent and administrative fees	865
Portfolio accounting fees	346
Miscellaneous	4,440
Total liabilities	45,796
Net assets	$3,832,358
Net assets consist of:
Paid in capital	$5,263,663
Accumulated net investment loss	(21,490)
Accumulated net realized loss on investments	(1,675,617)
Net unrealized appreciation on investments	265,802
Net assets	$3,832,358
A-Class:
Net assets	$624,381
Capital shares outstanding	32,341
Net asset value per share	$19.31
Maximum offering price per share
(Net asset value divided by 95.25%)	$20.27
C-Class:
Net assets	$103,539
Capital shares outstanding	5,599
Net asset value per share	$18.49
H-Class:
Net assets	$3,104,438
Capital shares outstanding	160,188
Net asset value per share	$19.38

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Interest	$2,128
Total investment income	2,128
Expenses:
Management fees	66,950
Transfer agent and administrative fees	22,317
Distribution and service fees:
A-Class	4,745
C-Class	5,130
H-Class	16,289
Portfolio accounting fees	8,926
Custodian fees	1,047
Trustees’ fees*	740
Miscellaneous	13,784
Total expenses	139,928
Net investment loss	(137,800)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	37,063
Futures contracts	1,254,952
Net realized gain	1,292,015
Net change in unrealized appreciation
(depreciation) on:
Futures contracts	(1,252,929)
Net change in unrealized appreciation
(depreciation)	(1,252,929)
Net realized and unrealized gain	39,086
Net decrease in net assets resulting
from operations	$(98,714)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(137,800)	$(66,743)
Net realized gain (loss) on investments	1,292,015	(139,216)
Net change in unrealized appreciation (depreciation) on investments	(1,252,929)	826,029
Net increase (decrease) in net assets resulting from operations	(98,714)	620,070

Capital share transactions:
Proceeds from sale of shares
A-Class	8,428,575	4,927,467
C-Class	9,557,083	742,044
H-Class	130,777,601	47,073,229
Cost of shares redeemed
A-Class	(10,200,315)	(4,579,922)
C-Class	(9,548,823)	(627,063)
H-Class	(136,373,860)	(43,007,680)
Net increase (decrease) from capital share transactions	(7,359,739)	4,528,075
Net increase (decrease) in net assets	(7,458,453)	5,148,145

Net assets:
Beginning of year	11,290,811	6,142,666
End of year	$3,832,358	$11,290,811
Accumulated net investment loss at end of year	$(21,490)	$(27,700)

Capital share activity:
Shares sold
A-Class	414,164	342,232
C-Class	492,346	55,951
H-Class	6,516,305	3,436,691
Shares redeemed
A-Class	(498,277)	(318,220)
C-Class	(501,406)	(50,642)
H-Class	(6,873,237)	(3,214,905)
Net increase (decrease) in shares	(450,105)	251,107

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$17.39	$15.45	$14.95	$16.49	$9.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.20)	(.22)	(.24)	(.19)
Net gain (loss) on investments
(realized and unrealized)	2.23	2.14	.72	(1.30)	7.67
Total from investment operations	1.92	1.94	.50	(1.54)	7.48
Net asset value, end of period	$19.31	$17.39	$15.45	$14.95	$16.49

Total Return[b]	11.04%	12.56%	3.34%	(9.34%)	83.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$624	$2,025	$1,428	$5,931	$2,234
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.40%)	(1.49%)	(1.45%)	(1.42%)
Total expenses	1.52%	1.51%	1.51%	1.55%	1.53%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$16.76	$14.99	$14.60	$16.23	$8.94
Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	(.29)	(.31)	(.31)	(.31)
Net gain (loss) on investments
(realized and unrealized)	2.16	2.06	.70	(1.32)	7.60
Total from investment operations	1.73	1.77	.39	(1.63)	7.29
Net asset value, end of period	$18.49	$16.76	$14.99	$14.60	$16.23

Total Return[b]	10.32%	11.81%	2.67%	(10.04%)	81.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104	$246	$140	$189	$432
Ratios to average net assets:
Net investment income (loss)	(2.25%)	(2.15%)	(2.23%)	(2.18%)	(2.20%)
Total expenses	2.27%	2.25%	2.26%	2.29%	2.28%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$17.44	$15.49	$14.98	$16.48	$9.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.20)	(.22)	(.23)	(.21)
Net gain (loss) on investments
(realized and unrealized)	2.24	2.15	.73	(1.27)	7.68
Total from investment operations	1.94	1.95	.51	(1.50)	7.47
Net asset value, end of period	$19.38	$17.44	$15.49	$14.98	$16.48

Total Return[b]	11.12%	12.59%	3.40%	(9.10%)	82.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,104	$9,020	$4,574	$5,356	$5,414
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.40%)	(1.48%)	(1.44%)	(1.44%)
Total expenses	1.52%	1.50%	1.51%	1.54%	1.53%
Portfolio turnover rate	—	—	—	—	—

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index. Strengthening Dollar 2x Strategy Fund H-Class returned -10.31%, compared with a return of -3.47% for its benchmark, the U.S. Dollar Index.

Contributing most to performance of the underlying index for the year were the British pound, the euro and the Swiss franc. The pound had the best performance of all the currencies in the index, but the euro provided the largest contribution to return given its large weight. The Japanese yen and the Canadian dollar were the currencies detracting from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

74 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

			Since
			Inception
	1 Year	5 Year	(05/25/05)
A-Class Shares	-10.27%	-8.23%	-4.29%
A-Class Shares with sales charge†	-14.53%	-9.11%	-4.82%
C-Class Shares	-10.96%	-8.92%	-4.96%
C-Class Shares with CDSC‡	-11.85%	-8.92%	-4.96%
H-Class Shares	-10.31%	-8.21%	-4.33%
U.S. Dollar Index	-3.47%	-1.28%	-0.85%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS	March 31, 2014
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 98.4%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$8,237,994	$8,237,994
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	3,476,148	3,476,148
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	2,350,690	2,350,690
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	1,095,225	1,095,225
Total Repurchase Agreements
(Cost $15,160,057)		15,160,057
Total Investments - 98.4%
(Cost $15,160,057)		$15,160,057
Other Assets & Liabilities, net - 1.6%		249,401
Total Net Assets - 100.0%		$15,409,458

		Unrealized
	Contracts	Gain (loss)

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2014 U.S. Dollar Index Futures Contracts
(Aggregate Value of
Contracts $25,761,855)	321	$173,325

	Units
OTC CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International
May 2014 U.S. Dollar Index Swap,
Terminating 05/23/14[2]
(Notional Value $5,157,110)	64,335	$(17,549)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Repurchase agreements, at value
(cost $15,160,057)	$15,160,057
Segregated cash with broker	684,202
Receivables:
Fund shares sold	93,235
Interest	10
Total assets	15,937,504
Liabilities:
Unrealized depreciation on swap agreements	17,549
Payable for:
Fund shares redeemed	413,706
Variation margin	25,944
Swap settlement	16,356
Management fees	11,992
Distribution and service fees	4,641
Transfer agent and administrative fees	3,331
Portfolio accounting fees	1,332
Miscellaneous	33,195
Total liabilities	528,046
Net assets	$15,409,458
Net assets consist of:
Paid in capital	$38,838,460
Accumulated net investment loss	(99,577)
Accumulated net realized loss on investments	(23,485,201)
Net unrealized appreciation on investments	155,776
Net assets	$15,409,458
A-Class:
Net assets	$3,546,896
Capital shares outstanding	92,467
Net asset value per share	$38.36
Maximum offering price per share
(Net asset value divided by 95.25%)	$40.27
C-Class:
Net assets	$2,098,530
Capital shares outstanding	58,721
Net asset value per share	$35.74
H-Class:
Net assets	$9,764,032
Capital shares outstanding	255,552
Net asset value per share	$38.21

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Interest	$5,193
Total investment income	5,193
Expenses:
Management fees	192,199
Transfer agent and administrative fees	53,389
Distribution and service fees:
A-Class	13,840
C-Class	26,718
H-Class	32,869
Portfolio accounting fees	21,355
Custodian fees	2,698
Trustees’ fees*	2,519
Miscellaneous	46,927
Total expenses	392,514
Net investment loss	(387,321)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	43,544
Futures contracts	(3,301,957)
Net realized loss	(3,258,413)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(174,551)
Futures contracts	41,044
Net change in unrealized appreciation (depreciation)	(133,507)
Net realized and unrealized loss	(3,391,920)
Net decrease in net assets resulting
from operations	$(3,779,241)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(387,321)	$(570,602)
Net realized gain (loss) on investments	(3,258,413)	2,848,327
Net change in unrealized appreciation (depreciation) on investments	(133,507)	1,035,107
Net increase (decrease) in net assets resulting from operations	(3,779,241)	3,312,832

Capital share transactions:
Proceeds from sale of shares
A-Class	32,997,383	48,521,608
C-Class	13,018,069	34,253,394
H-Class	97,506,138	176,827,477
Cost of shares redeemed
A-Class	(38,741,873)	(45,619,434)
C-Class	(14,153,109)	(34,994,261)
H-Class	(97,374,129)	(189,312,228)
Net decrease from capital share transactions	(6,747,521)	(10,323,444)
Net decrease in net assets	(10,526,762)	(7,010,612)

Net assets:
Beginning of year	25,936,220	32,946,832
End of year	$15,409,458	$25,936,220
Accumulated net investment loss at end of year	$(99,577)	$(93,368)

Capital share activity:*
Shares sold
A-Class	815,939	1,171,753
C-Class	341,309	872,834
H-Class	2,436,518	4,245,241
Shares redeemed
A-Class	(967,356)	(1,098,242)
C-Class	(370,508)	(892,176)
H-Class	(2,462,181)	(4,511,207)
Net decrease in shares	(206,279)	(211,797)

*	Capital share activity for the periods presented through February 7, 2014 has been restated to reflect a 1:3 reverse share split effective February 7, 2014. See Note 11 in Notes to Financial Statements.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$42.75	$40.35	$40.39	$49.15	$58.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(.69)	(.63)	(.66)	(.75)	(.75)
Net gain (loss) on investments
(realized and unrealized)	(3.70)	3.03	.62	(8.01)	(9.03)
Total from investment operations	(4.39)	2.40	(.04)	(8.76)	(9.78)
Net asset value, end of period	$38.36	$42.75	$40.35	$40.39	$49.15

Total Return[b]	(10.27%)	5.95%	(0.07%)	(17.83%)	(16.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,547	$10,427	$6,875	$6,115	$16,833
Ratios to average net assets:
Net investment income (loss)	(1.72%)	(1.53%)	(1.62%)	(1.55%)	(1.57%)
Total expenses	1.74%	1.66%	1.68%	1.71%	1.67%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$40.15	$38.14	$38.48	$47.21	$57.02
Income (loss) from investment operations:
Net investment income (loss)[a]	(.94)	(.90)	(.90)	(1.05)	(1.08)
Net gain (loss) on investments
(realized and unrealized)	(3.47)	2.91	.56	(7.68)	(8.73)
Total from investment operations	(4.41)	2.01	(.34)	(8.73)	(9.81)
Net asset value, end of period	$35.74	$40.15	$38.14	$38.48	$47.21

Total Return[b]	(10.96%)	5.27%	(0.94%)	(18.49%)	(17.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,099	$3,530	$4,091	$4,028	$10,594
Ratios to average net assets:
Net investment income (loss)	(2.48%)	(2.29%)	(2.36%)	(2.29%)	(2.31%)
Total expenses	2.50%	2.42%	2.44%	2.46%	2.42%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$42.60	$40.17	$40.20	$48.92	$58.67
Income (loss) from investment operations:
Net investment income (loss)[a]	(.69)	(.63)	(.66)	(.75)	(.75)
Net gain (loss) on investments
(realized and unrealized)	(3.70)	3.06	.63	(7.97)	(9.00)
Total from investment operations	(4.39)	2.43	(.03)	(8.72)	(9.75)
Net asset value, end of period	$38.21	$42.60	$40.17	$40.20	$48.92

Total Return[b]	(10.31%)	6.05%	(0.07%)	(17.84%)	(16.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,764	$11,979	$21,982	$20,733	$60,944
Ratios to average net assets:
Net investment income (loss)	(1.72%)	(1.53%)	(1.62%)	(1.55%)	(1.57%)
Total expenses	1.74%	1.66%	1.69%	1.72%	1.67%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 7, 2014 have been restated to reflect a 1:3 reverse share split effective February 7, 2014.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index. Weakening Dollar 2x Strategy Fund H-Class returned 5.32%, compared with a return of -3.47% for its benchmark, the U.S. Dollar Index.

Contributing most to performance of the underlying index for the year were the British pound, the euro and the Swiss franc. The pound had the best performance of all the currencies in the index, but the euro provided the largest contribution to return given its large weight. The Japanese yen and the Canadian dollar were the currencies detracting from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

82 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

			Since
			Inception
	1 Year	5 Year	(05/25/05)
A-Class Shares	5.37%	1.75%	0.74%
A-Class Shares with sales charge†	0.34%	0.76%	0.19%
C-Class Shares	4.56%	0.97%	-0.02%
C-Class Shares with CDSC‡	3.56%	0.97%	-0.02%
H-Class Shares	5.32%	1.72%	0.72%
U.S. Dollar Index	-3.47%	-1.28%	-0.85%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	March 31, 2014
WEAKENING DOLLAR 2x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 95.2%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$3,826,571	$3,826,571
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	1,614,680	1,614,680
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	1,091,902	1,091,902
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	508,735	508,735
Total Repurchase Agreements
(Cost $7,041,888)		7,041,888
Total Investments - 95.2%
(Cost $7,041,888)		$7,041,888
Other Assets & Liabilities, net - 4.8%		357,000
Total Net Assets - 100.0%		$7,398,888

		Unrealized
	Contracts	Gain (Loss)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
June 2014 U.S. Dollar Index
Futures Contracts
(Aggregate Value of
Contracts $10,272,640)	128	$(66,313)

Units
OTC CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
May 2014 U.S. Dollar Index Swap,
Terminating 05/23/14[2]
(Notional Value $4,805,492)	59,948	$15,829

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Repurchase agreements, at value
(cost $7,041,888)	$7,041,888
Segregated cash with broker	505,792
Unrealized appreciation on swap agreements	15,829
Receivable for swap settlement	244
Receivables:
Fund shares sold	23,486
Variation margin	10,240
Interest	5
Total assets	7,597,484
Liabilities:
Payable for:
Fund shares redeemed	170,172
Management fees	6,260
Distribution and service fees	2,215
Transfer agent and administrative fees	1,739
Portfolio accounting fees	696
Miscellaneous	17,514
Total liabilities	198,596
Net assets	$7,398,888
Net assets consist of:
Paid in capital	$22,671,382
Accumulated net investment loss	(44,928)
Accumulated net realized loss on investments	(15,177,082)
Net unrealized depreciation on investments	(50,484)
Net assets	$7,398,888
A-Class:
Net assets	$1,129,400
Capital shares outstanding	63,232
Net asset value per share	$17.86
Maximum offering price per share
(Net asset value divided by 95.25%)	$18.75
C-Class:
Net assets	$820,764
Capital shares outstanding	49,704
Net asset value per share	$16.51
H-Class:
Net assets	$5,448,724
Capital shares outstanding	305,570
Net asset value per share	$17.83

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Interest	$2,615
Total investment income	2,615
Expenses:
Management fees	92,167
Transfer agent and administrative fees	25,602
Distribution and service fees:
A-Class	4,685
C-Class	14,553
H-Class	17,279
Portfolio accounting fees	10,241
Licensing fees	9,687
Trustees’ fees*	1,430
Custodian fees	1,140
Miscellaneous	14,687
Total expenses	191,471
Net investment loss	(188,856)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(42,774)
Futures contracts	218,164
Net realized gain	175,390
Net change in unrealized appreciation
(depreciation) on:
Swap agreements	78,055
Futures contracts	(13,316)
Net change in unrealized appreciation
(depreciation)	64,739
Net realized and unrealized gain	240,129
Net increase in net assets resulting
from operations	$51,273

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(188,856)	$(280,568)
Net realized gain (loss) on investments	175,390	(1,135,991)
Net change in unrealized appreciation (depreciation) on investments	64,739	(591,726)
Net increase (decrease) in net assets resulting from operations	51,273	(2,008,285)

Capital share transactions:
Proceeds from sale of shares
A-Class	24,041,632	26,292,609
C-Class	6,428,661	5,700,939
H-Class	31,158,919	77,055,138
Cost of shares redeemed
A-Class	(24,071,521)	(27,378,877)
C-Class	(7,316,759)	(6,540,815)
H-Class	(35,984,350)	(79,287,767)
Net decrease from capital share transactions	(5,743,418)	(4,158,773)
Net decrease in net assets	(5,692,145)	(6,167,058)

Net assets:
Beginning of year	13,091,033	19,258,091
End of year	$7,398,888	$13,091,033
Accumulated net investment loss at end of year	$(44,928)	$(68,289)

Capital share activity:
Shares sold
A-Class	1,367,080	1,439,290
C-Class	398,681	336,378
H-Class	1,777,634	4,279,770
Shares redeemed
A-Class	(1,383,231)	(1,511,880)
C-Class	(455,811)	(388,412)
H-Class	(2,066,133)	(4,401,489)
Net decrease in shares	(361,780)	(246,343)

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$16.95	$18.95	$20.34	$17.98	$16.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.28)	(.33)	(.28)	(.30)
Net gain (loss) on investments
(realized and unrealized)	1.21	(1.72)	(1.06)	2.64	1.90
Total from investment operations	.91	(2.00)	(1.39)	2.36	1.60
Net asset value, end of period	$17.86	$16.95	$18.95	$20.34	$17.98

Total Return[b]	5.37%	(10.55%)	(6.83%)	13.13%	9.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,129	$1,346	$2,881	$5,576	$6,753
Ratios to average net assets:
Net investment income (loss)	(1.73%)	(1.53%)	(1.62%)	(1.54%)	(1.57%)
Total expenses	1.75%	1.65%	1.70%	1.71%	1.68%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$15.79	$17.79	$19.23	$17.12	$15.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.38)	(.44)	(.39)	(.43)
Net gain (loss) on investments
(realized and unrealized)	1.12	(1.62)	(1.00)	2.50	1.82
Total from investment operations	.72	(2.00)	(1.44)	2.11	1.39
Net asset value, end of period	$16.51	$15.79	$17.79	$19.23	$17.12

Total Return[b]	4.56%	(11.24%)	(7.49%)	12.32%	8.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$821	$1,687	$2,826	$3,963	$5,314
Ratios to average net assets:
Net investment income (loss)	(2.49%)	(2.27%)	(2.36%)	(2.29%)	(2.32%)
Total expenses	2.52%	2.39%	2.44%	2.46%	2.43%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$16.93	$18.93	$20.32	$17.96	$16.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.27)	(.32)	(.28)	(.30)
Net gain (loss) on investments
(realized and unrealized)	1.20	(1.73)	(1.07)	2.64	1.89
Total from investment operations	.90	(2.00)	(1.39)	2.36	1.59
Net asset value, end of period	$17.83	$16.93	$18.93	$20.32	$17.96

Total Return[b]	5.32%	(10.57%)	(6.84%)	13.14%	9.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,449	$10,058	$13,551	$23,432	$30,036
Ratios to average net assets:
Net investment income (loss)	(1.74%)	(1.52%)	(1.61%)	(1.54%)	(1.57%)
Total expenses	1.76%	1.64%	1.69%	1.71%	1.68%
Portfolio turnover rate	—	—	—	—	—

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”) as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At March 31, 2014, the Trust consisted of fifty-one separate funds. This report covers certain Target Beta Funds (the “Funds”), while the other funds are contained in separate reports. Only A-Class, C-Class and H-Class shares had been issued by the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied primarily by pricing services approved by the Board of Trustees. A Valuation Committee (“Valuation Committee”) is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The Valuation Committee will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Trustees, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m.

THE RYDEX FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and distributions of net realized gains, if any, are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

F. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

G. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

90 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution fees relating to A-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund use derivative instruments to achieve leveraged exposure to their respective underlying indices. Since these Funds’ investment strategy involves consistently applied leverage, the value of the Funds’ shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

THE RYDEX FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds.

Management Fees
Fund	(as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the fi rst $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its CClass shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial advisor an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial advisor. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2014, GFD retained sales charges of $333,837 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

92 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2014:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
S&P 500® Pure Growth Fund	$139,732,350	$—	$1,114,689	$—	$—	$140,847,039
S&P 500® Pure Value Fund	123,656,920	—	1,939,321	—	—	125,596,241
S&P MidCap 400® Pure Growth Fund	273,422,897	—	7,190,140	—	—	280,613,037
S&P MidCap 400® Pure Value Fund	15,053,217	—	118,964	—	—	15,172,181
S&P SmallCap 600® Pure Growth Fund	28,466,832	—	1,352,317	—	—	29,819,149
S&P SmallCap 600® Pure Value Fund	27,854,412	—	199,292	—	—	28,053,704
Europe 1.25x Strategy Fund	9,564,273	—	5,024,538	211,251	—	14,800,062
Japan 2x Strategy Fund	—	309,594	3,275,695	—	—	3,585,289
Strengthening Dollar 2x Strategy Fund	—	173,325	15,160,057	—	—	15,333,382
Weakening Dollar 2x Strategy Fund	—	—	7,041,888	15,829	—	7,057,717
Liabilities
Europe 1.25x Strategy Fund	$—	$46,973	$—	$—	$—	$46,973
Japan 2x Strategy Fund	—	43,792	—	—	—	43,792
Strengthening Dollar 2x Strategy Fund	—	—	—	17,549	—	17,549
Weakening Dollar 2x Strategy Fund	—	66,313	—	—	—	66,313

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

For the year ended March 31, 2014, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.01%			0.00%
Due 04/01/14	$519,000,000	$519,000,144	11/15/39 - 05/15/40	$1,347,115,400	$529,380,006
RBC Capital Markets			U.S. TIP Notes
0.02%			0.13% - 2.50%
Due 04/01/14	219,000,000	219,000,091	07/15/16 - 07/15/22	156,009,700	175,640,035
			U.S. Treasury Strips
			0.00%
			11/15/26 - 02/15/36	81,000,000	47,740,000
Mizuho Financial Group, Inc.			U.S. Treasury Notes
0.01%			1.25% - 7.88%
Due 04/01/14	148,095,295	148,095,336	08/15/15 - 02/15/21	137,725,900	151,057,202
Deutsche Bank			U.S. Treasury Note
0.02%			0.88%
Due 04/01/14	69,000,000	69,000,038	09/15/16	70,039,600	70,380,047

THE RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Leverage
Europe 1.25x Strategy Fund	x	x	x
Japan 2x Strategy Fund	x	x	x
Strengthening Dollar 2x Strategy Fund	x	x	x
Weakening Dollar 2x Strategy Fund	x	x	x

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short
Europe 1.25x Strategy Fund*	60%	—
Japan 2x Strategy Fund*	200%	—
Strengthening Dollar 2x Strategy Fund	200%	—
Weakening Dollar 2x Strategy Fund	—	200%

* These funds utilize a combination of currency and/or financial-linked derivatives to obtain exposure to their benchmark. The gross derivative instrument exposure is 120% and 400% for the Europe 1.25x Strategy Fund and the Japan 2x Strategy Fund, respectively.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2014:

Asset Derivative Investments Value
	Futures	Futures	Swaps
	Equity	Currency	Currency	Total Value at
Fund	Contracts*	Contracts*	Contracts	March 31, 2014
Europe 1.25x Strategy Fund	$211,251	$—	$—	$211,251
Japan 2x Strategy Fund	309,594	—	—	309,594
Strengthening Dollar 2x Strategy Fund	—	173,325	—	173,325
Weakening Dollar 2x Strategy Fund	—	—	15,829	15,829

Liability Derivative Investments Value
	Futures	Futures	Swaps
	Equity	Currency	Currency	Total Value at
Fund	Contracts*	Contracts*	Contracts	March 31, 2014
Europe 1.25x Strategy Fund	$—	$46,973	$—	$46,973
Japan 2x Strategy Fund	—	43,792	—	43,792
Strengthening Dollar 2x Strategy Fund	—	—	17,549	17,549
Weakening Dollar 2x Strategy Fund	—	66,313	—	66,313

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current days variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on swap agreements
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures	Swaps
	Equity	Equity	Currency	Currency
Fund	Contracts	Contracts	Contracts	Contracts	Total
Europe 1.25x Strategy Fund	$570,221	$30,528	$901,428	$—	$1,502,177
Japan 2x Strategy Fund	2,625,557	37,063	(1,370,605)	—	1,292,015
Strengthening Dollar 2x Strategy Fund	—	—	(3,301,957)	43,544	(3,258,413)
Weakening Dollar 2x Strategy Fund	—	—	218,164	(42,774)	175,390

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures	Swaps
	Equity	Equity	Currency	Currency
Fund	Contracts	Contracts	Contracts	Contracts	Total
Europe 1.25x Strategy Fund	$209,944	$—	$9,696	$—	$219,640
Japan 2x Strategy Fund	(749,340)	—	(503,589)	—	(1,252,929)
Strengthening Dollar 2x Strategy Fund	—	—	41,044	(174,551)	(133,507)
Weakening Dollar 2x Strategy Fund	—	—	(13,316)	78,055	64,739

THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount
S&P 500® Pure Growth Fund	$425,719
S&P 500® Pure Value Fund	168,978
S&P MidCap 400® Pure Value Fund	897,830
S&P SmallCap 600® Pure Growth Fund	6,038,669
S&P SmallCap 600® Pure Value Fund	4,054,075
Europe 1.25x Strategy Fund	1,838,291
Japan 2x Strategy Fund	39,086

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
S&P 500® Pure Growth Fund	$—	$—	$—
S&P 500® Pure Value Fund	4,326,572	—	4,326,572
S&P MidCap 400® Pure Growth Fund	3,996,960	5,466,643	9,463,603
S&P MidCap 400® Pure Value Fund	52,110	—	52,110
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	—	—	—
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—

96 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 28, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
S&P 500® Pure Growth Fund	$—	$—	$—
S&P 500® Pure Value Fund	81,734	—	81,734
S&P MidCap 400® Pure Growth Fund	—	—	—
S&P MidCap 400® Pure Value Fund	—	—	—
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	121,349	—	121,349
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2014 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward[1]
S&P 500® Pure Growth Fund	$4,463,896	$—	$17,869,747	$—
S&P 500® Pure Value Fund	2,272,512	1,746,579	12,416,477	—
S&P MidCap 400® Pure Growth Fund	15,520,167	17,684,250	46,687,430	—
S&P MidCap 400® Pure Value Fund	18,945	—	1,845,642	(3,253,357)
S&P SmallCap 600® Pure Growth Fund	—	—	3,759,004	(3,635,666)
S&P SmallCap 600® Pure Value Fund	—	—	2,219,740	(27,836,318)
Europe 1.25x Strategy Fund	26,435	—	588,985	(10,924,545)
Japan 2x Strategy Fund	—	—	—	(1,409,815)
Strengthening Dollar 2x Strategy Fund	—	—	—	(23,329,425)
Weakening Dollar 2x Strategy Fund	—	—	—	(15,227,566)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

						Total
	Expires in	Expires in	Expires in	Unlimited	Unlimited	Capital Loss
Fund	2017	2018	2019	Short-Term	Long-Term	Carryforward
S&P MidCap 400® Pure Value Fund	$—	$—	$(1,769,395)	$(1,483,962)	$—	(3,253,357)
S&P SmallCap 600® Pure Growth Fund	(3,579,142)	(56,524)	—	—	—	(3,635,666)
S&P SmallCap 600® Pure Value Fund	—	—	(27,836,318)	—	—	(27,836,318)
Europe 1.25x Strategy Fund	(8,826,483)	—	(2,098,062)	—	—	(10,924,545)
Japan 2x Strategy Fund	(973,570)	—	—	(152,259)	(283,986)	(1,409,815)
Strengthening Dollar 2x Strategy Fund	—	(15,541,911)	(4,395,594)	(1,356,768)	(2,035,152)	(23,329,425)
Weakening Dollar 2x Strategy Fund	(6,635,880)	—	(3,988,430)	(1,841,301)	(2,761,955)	(15,227,566)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to late year loss deferrals, losses deferred due to wash sales, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of futures contracts for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
S&P 500® Pure Growth Fund	$9,281,400	$802,159	$(10,083,559)
S&P 500® Pure Value Fund	8,256,734	—	(8,256,734)
S&P MidCap 400® Pure Growth Fund	14,597,552	1,854,739	(16,452,291)
S&P MidCap 400® Pure Value Fund	—	—	—
S&P SmallCap 600® Pure Growth Fund	(362,817)	362,817	—
S&P SmallCap 600® Pure Value Fund	(146,250)	146,250	—
Europe 1.25x Strategy Fund	—	19,732	(19,732)
Japan 2x Strategy Fund	(144,010)	144,010	—
Strengthening Dollar 2x Strategy Fund	(381,112)	381,112	—
Weakening Dollar 2x Strategy Fund	(212,217)	212,217	—

At March 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
S&P 500® Pure Growth Fund	$122,977,292	$18,899,877	$(1,030,130)	$17,869,747
S&P 500® Pure Value Fund	113,179,764	13,362,599	(946,122)	12,416,477
S&P MidCap 400® Pure Growth Fund	233,925,607	52,203,385	(5,515,955)	46,687,430
S&P MidCap 400® Pure Value Fund	13,326,539	1,925,908	(80,266)	1,845,642
S&P SmallCap 600® Pure Growth Fund	26,060,145	4,391,829	(632,825)	3,759,004
S&P SmallCap 600® Pure Value Fund	25,833,964	2,684,481	(464,741)	2,219,740
Europe 1.25x Strategy Fund	13,999,921	604,842	(15,952)	588,890
Japan 2x Strategy Fund	3,275,695	—	—	—
Strengthening Dollar 2x Strategy Fund	15,160,057	—	—	—
Weakening Dollar 2x Strategy Fund	7,041,888	—	—	—

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2014, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2014:

Fund	Ordinary	Capital
S&P SmallCap 600® Pure Growth Fund	$(95,970)	$—
S&P SmallCap 600® Pure Value Fund	(40,344)	—
Europe 1.25x Strategy Fund	—	(176,312)
Japan 2x Strategy Fund	(21,490)	—
Strengthening Dollar 2x Strategy Fund	(99,577)	—
Weakening Dollar 2x Strategy Fund	(44,928)	—

8. Securities Transactions

For the year ended March 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$668,873,542	$623,981,384
S&P 500® Pure Value Fund	366,924,763	344,536,460
S&P MidCap 400® Pure Growth Fund	368,768,122	450,691,082
S&P MidCap 400® Pure Value Fund	155,185,355	223,985,346
S&P SmallCap 600® Pure Growth Fund	341,259,326	330,872,783
S&P SmallCap 600® Pure Value Fund	204,160,838	216,714,249
Europe 1.25x Strategy Fund	83,903,239	82,722,311
Japan 2x Strategy Fund	—	—
Strengthening Dollar 2x Strategy Fund	—	—
Weakening Dollar 2x Strategy Fund	—	—

98 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2014. The Funds did not have any other borrowings under this agreement at March 31, 2014.

The average daily balances borrowed for the year ended March 31, 2014 were as follows:

Fund	Amount
S&P 500® Pure Growth Fund	$58,041
S&P 500® Pure Value Fund	19,310
S&P MidCap 400® Pure Growth Fund	40,633
S&P MidCap 400® Pure Value Fund	18,644
S&P SmallCap 600® Pure Growth Fund	72,296
S&P SmallCap 600® Pure Value Fund	21,608
Europe 1.25x Strategy Fund	545

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 31, 2014, the Funds participated in securities lending as follows:

		Cash
	Value of	Collateral
Fund	Securities Loaned	Received
S&P 500® Pure Value Fund	$1,187,934	$1,215,775
S&P MidCap 400® Pure Growth Fund	6,008,926	6,110,450
S&P MidCap 400® Pure Value Fund	45,858	49,210
S&P SmallCap 600® Pure Growth Fund	1,242,645	1,237,363	*
S&P SmallCap 600® Pure Value Fund	159,853	164,325
Europe 1.25x Strategy Fund	541,722	555,410

* Subsequent to March 31, 2014, additional collateral was received.

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NOTES TO FINANCIAL STATEMENTS (continued)

Cash collateral received was invested in the following joint repurchase agreements at March 31, 2014:

Counterparty and
Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas Securities Corp.			U.S. TIP Bond
0.05%			0.75%
Due 04/01/14	$4,529,206	$4,529,213	02/15/42	$5,097,197	$4,619,664
HSBC Securities, Inc.			Fannie Mae Strips
0.05%			0.00%
Due 04/01/14	4,041,445	4,041,451	07/15/14 - 01/15/30	5,099,323	4,122,163
Deutsche Bank Securities, Inc.			U.S. Treasury Note/Bond
0.05% - 0.08%			1.75% - 8.75%
Due 04/01/14	761,882	761,883	05/15/17 - 05/15/23	735,151	706,034
			Fannie Mae Strip
			0.00%
			05/15/30	136,949	71,099

11. Reverse Share Splits

A reverse share split occurred for the following funds at the close of business:

Fund	Effective Date	Split Type
Strengthening Dollar 2x Strategy Fund	February 7, 2014	One-for-Three Reverse Split

The effect of this transaction was to divide the number of outstanding shares of the Fund by the split ratio, resulting in a corresponding increase in net asset value per share. The share transactions presented in the statement of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to the effective date have been restated to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.

12. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

100 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to the plaintiff’s claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. The complaint identifies a putative defendant class comprised of all entities who received proceeds from the merger transaction in exchange for their shares.

The Court has ordered the parties to meet and confer on or before May 9, 2014 regarding a possible schedule for the defendants to respond to the amended complaints. The Court has scheduled a status conference for May 29, 2014 to address the parties’ proposed schedule.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

13. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or

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NOTES TO FINANCIAL STATEMENTS (concluded)

termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

Gross Amounts Not Offset
in the Statements of Assets
and Liabilities
Net Amount of Assets
		Gross Amounts	Gross Amounts Offset	Presented on the		Cash
		of Recognized	in the Statements of	Statements of Assets	Financial	Collateral	Net
Fund	Instrument	Assets[1]	Assets and Liabilities	and Liabilities	Instruments	Received[2]	Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$15,829	$—	$15,829	$—	$—	$15,829

Gross Amounts Not Offset
in the Statements of Assets
and Liabilities
Net Amount of
		Gross Amounts	Gross Amounts Offset	Liabilities Presented		Cash
		of Recognized	in the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Liabilities[1]	Assets and Liabilities	Assets and Liabilities	Instruments	Received[2]	Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$17,549	$—	$17,549	$—	$—	$17,549

[1]	Exchange traded futures are excluded from these reported amounts.
[2]	Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as Segregated cash with broker on the Statements of Assets and Liabilities.

102 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (ten of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 22, 2014

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code (IRC). Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2014, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500® Pure Value Fund	13.82%
S&P MidCap 400® Pure Growth Fund	16.98%
S&P MidCap 400® Pure Value Fund	100.00%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
S&P 500® Pure Value Fund	12.86%
S&P MidCap 400® Pure Growth Fund	15.15%
S&P MidCap 400® Pure Value Fund	100.00%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2014, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	%STCG Qualifying
S&P 500® Pure Value Fund	0.00%	100.00%
S&P MidCap 400® Pure Growth Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2014, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	S&P 500®	S&P 500®	S&P MidCap 400®
	Pure Growth Fund	Pure Value Fund	Pure Growth Fund
From long-term capital gains, subject to the 15% rate gains category:	$—	$—	$5,466,643
From long-term capital gains, using proceeds from shareholder redemptions:	5,901,846	5,340,068	14,599,666

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

104 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue
10th Floor

New York, NY 10017
(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds will be consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD will serve as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

THE RYDEX FUNDS ANNUAL REPORT | 105

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INTERESTED TRUSTEE

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee

Donald C. Cacciapaglia* (1951)	Trustee from 2012 to present.	Current:President and Chief Executive Officer, certain other funds in the Fund Complex (2012–present); Vice Chairman, Guggenheim Investments (2010–present).	214	Delaware Life (2013–present); Guggenheim Life and Annuity Company (2011–present);
		Former: Chairman and Chief Executive Officer, Channel Capital Group, Inc. (2002–2010).		Paragon Life Insurance Company of Indiana (2011–present).

INDEPENDENT TRUSTEES

Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired.	131	None.

J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	Trustee of Epiphany Funds (4) (2009–present).

John O. Demaret (1940)	Trustee from 1998 to present and Chairman of the Board from 2006 to present; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	None.

Werner E. Keller (1940)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research 3 rm) (2005–present).	131	None.

106 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - concluded

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee

Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996–present).	131	Board of Directors of US Global Investors (GROW) (1995–present).

Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977–2010).	131	None.

Roger Somers (1944)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Current: Founder and Chief Executive Officer, Arrow Limousine (1962–present).	131	None.

Name, Address and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Donald C. Cacciapaglia (1951)	President (2012–present).	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012–present); Vice Chairman, Guggenheim Investments (2010–present).

Former: Chairman and Chief Executive Officer, Channel Capital Group Inc. (200232010).

Michael P. Byrum (1970)	Vice President (1999–present).	Current: Senior Vice President, Security Investors, LLC (2010–present); President and Chief Investment Officer, Rydex Holdings, LLC (2008– present); Director and Chairman, Advisory Research Center, Inc. (2006–present); Manager, Guggenheim Specialized Products, LLC (2005–present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (200932010) and Secretary (200232010), Rydex Fund Services, LLC; Director (200832010), Chief Investment Officer (200632010), President (200432010) and Secretary (200232010), Rydex Advisors, LLC; Director (200832010), Chief Investment Officer (200632010), President (200432010) and Secretary (200232010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003–present).	Current: Treasurer and Vice President, certain other funds in the Fund Complex (2003–present); Senior Vice President, Security Investors, LLC (2010–present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009–present); President and Chief Executive Officer, Rydex Fund Services, LLC (2009–present); Vice President, Rydex Holdings, LLC (2008–present).

Former: Senior Vice President, Security Global Investors, LLC (201032011); Senior Vice President, Rydex Advisors, LLC (200632011); Senior Vice President, Rydex Advisors II, LLC (200632011).

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.
**	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. Information provided is as of the date of this report.

THE RYDEX FUNDS ANNUAL REPORT | 107

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

OFFICERS - concluded
Position(s) Held with
Name, Address	the Trust, Term of
and Year of Birth of	Office and Length of	Principal Occupation(s)
Officer	Time Served	During Past 5 Years

Elisabeth Miller (1968)	Chief Compliance Officer (2012–present).	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012–present); Chief Compliance Officer, Security Investors, LLC (2012–present); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012–present); Vice President, Guggenheim Funds Distributors, LLC (2014–present).

Former: Chief Compliance Officer, Guggenheim Distributors, LLC (2009–2014); Senior Manager, Security Investors, LLC (2004–2009); Senior Manager, Guggenheim Distributors, LLC (2004–2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006–present).	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006–present); Vice President, Security Investors, LLC (2010–present); Chief Financial Officer and Manager, Guggenheim Specialized Products, LLC (2009–present).

Former: Vice President, Security Global Investors, LLC (2010–2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Amy J. Lee (1961)	Vice President (2009–present) and Secretary (2012–present).	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013–present); Senior Managing Director, Guggenheim Investments (2012–present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012).

108 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim

THE RYDEX FUNDS ANNUAL REPORT | 109

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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3.31.2014

Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

ROTC-ANN-2-0314x0315	guggenheiminvestments.com

Go Green! Eliminate Mailbox Clutter

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

■	View online confirmations and statements at your convenience.

■	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

■	Access prospectuses, annual reports and semiannual reports online.

If you have questions about the Guggenheim Investments eDelivery service, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-G0GREEN-0414 x0415 #12604

THE RYDEX FUNDS ANNUAL REPORT  |  1

March 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for one of our Rydex Funds (the “Fund”). This report covers performance for the one-year period ended March 31, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

April 30, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. The Fund is subject to the risk that large-capitalization stocks may under perform other segments of the equity market or the equity markets as a whole. • Please read the prospectus for more detailed information regarding these and other risks.

2  |  THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2014

Investment markets continued to rally through the 12 months ended March 31, 2014, thanks to a steadily improving U.S. economy and ongoing U.S. central bank easing. Contributing to performance of equities were growing confidence in the sustainability of the U.S. economic recovery, favorable corporate profit growth, supportive valuations, interest rates below their long-run level, and positive inflows, as investors concerned about the end of quantitative easing and its impact on interest rates rotated out of fixed-income investments into equities.

An issue during the period was when the U.S. Federal Reserve (the “Fed”) would start to scale back its asset purchases, particularly since equity markets were strong while abundant liquidity and steady easing had produced a benign credit environment with low default rates. Speculation that tapering would start mid-2013 touched off market volatility and a jump in Treasury yields in May, which moderated after the Fed refrained from easing in September. That, along with the resolution of issues related to a government shutdown in October and eventual agreement on raising the debt ceiling, set the stage for an equity rally on the back of stronger economic growth that lasted into the new year.

After announcing in December 2013 that, based on positive economic data and a better jobs picture, it would reduce its monthly bond purchases by $10 billion, tapering finally began in January 2014. The Fed continued to taper even after acknowledging in March that the economy had slowed during the winter months, which were unusually harsh for much of the U.S. By April, it was buying only $55 billion a month, down from $85 billion in December 2013.

In March 2014, while noting that the U.S. economy has not yet reached full employment, the Fed also unlinked attainment of a 6.5% unemployment level with a potential rate hike, since the unemployment rate in February was approaching that level. Revised guidance from new Fed Chair Janet Yellen seemed to indicate that a rise might not be considered until mid-2015, at the earliest, although she stressed that it would depend on labor market conditions and the inflation rate. Still, the date was earlier than many market participants had expected, which knocked the market off record highs reached earlier in the six-month period.

Even though upcoming economic reports may reflect the impacts from the severe winter weather, and international tensions remain high, the arrival of spring was expected to return the U.S. economy to its improving trend. Pent-up demand resulting from the huge gap in household formation over the prior several years continues to buoy the housing market, while a pickup in global demand bodes well for the U.S. manufacturing sector. Consumption is rising due to an increase in net worth, resulting from the rebound in housing and asset prices, which has boosted retail sales, and consumer sentiment measures. The consensus expectation for 2014 growth stands at 3.0%, compared with 1.9% for 2013.

Overseas, the picture is mixed. Relations between Russia and the West have sunk to levels not seen since the Cold War. Investors can expect ongoing instability in the region, which is likely to keep U.S. interest rates subdued for the time being. Europe seems to be on more solid economic footing, with data suggesting growth has improved in the core, and even more so in peripheral countries. Japan’s economic growth is slowing, but should regain momentum after the Bank of Japan implements more monetary accommodation. China’s economy, while facing a number of structural challenges, should begin to stabilize as policymakers take actions to prevent a hard landing.

Momentum driven by the favorable macro environment is supporting equities and moving spreads tighter, helping perpetuate the risk-on mode that has prevailed in the U.S. since 2008. Investors who want income will have to keep investing, but buying cheap securities may be a thing of the past. Recent volatility indicates that investors must guard against becoming complacent about the quality of investments they make and their inherent risks. The Fed continues pumping enormous amounts of liquidity into the system, but with little expectation that it will raise interest rates before 2015, the expansion is likely to continue. Even when the Fed does hike, it typically takes another two years before a recession threatens growth. While the economy may be entering a new era where interest rates head higher over the long term, there is likely a ceiling on how high rates can rise in advance of eventual monetary tightening.

THE RYDEX FUNDS ANNUAL REPORT  |   3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2014

For the 12 months ended March 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.86%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 17.56%. The return of the MSCI Emerging Markets Index* was 1.43%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -0.10% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.54%. The return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4  |  THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2013 and ending March 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT  |  5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Table 1. Based on actual Fund return[3]
NASDAQ-100® Fund
Investor Class	1.29%	11.75%	$1,000.00	$1,117.50	$ 6.81
Advisor Class	1.78%	11.45%	1,000.00	1,114.50	9.38
A-Class	1.54%	11.60%	1,000.00	1,116.00	8.12
C-Class	2.29%	11.17%	1,000.00	1,111.70	12.06

Table 2. Based on hypothetical 5% return (before expenses)

NASDAQ-100® Fund
Investor Class	1.29%	5.00%	$1,000.00	$1,018.50	$ 6.49
Advisor Class	1.78%	5.00%	1,000.00	1,016.06	8.95
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50

[1]	Annualized.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2013 to March 31, 2014.

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THE RYDEX FUNDS ANNUAL REPORT  |  7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended March 31, 2014, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The NASDAQ-100® Fund Investor Class rose 27.74%, while the NASDAQ-100 Index returned 29.40% over the same period.

The Information Technology sector contributed most to performance of the underlying index, followed by the Consumer Discretionary sector. No sector detracted from performance. The Materials sector contributed least, followed by the Industrials sector.

Microsoft Corp., Google, Inc. — Class A and Apple, Inc. were the holdings contributing most to performance of the underlying index for the year. VimpelCom Ltd. ADR, Citrix Systems, Inc. and Intuitive Surgical, Inc. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	February 14, 1994
Advisor Class	September 22, 1998
A-Class	March 31, 2004
C-Class	March 26, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	10.9%
Microsoft Corp.	7.7%
Google, Inc. — Class A	7.1%
Amazon.com, Inc.	3.5%
QUALCOMM, Inc.	3.0%
Intel Corp.	2.9%
Facebook, Inc. — Class A	2.7%
Cisco Systems, Inc.	2.6%
Gilead Sciences, Inc.	2.5%
Comcast Corp. — Class A	2.4%
Top Ten Total	45.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8  |  THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
Investor Class Shares	27.74%	23.57%	9.24%
Advisor Class Shares	27.02%	22.90%	8.66%
A-Class Shares	27.42%	23.20%	8.94%
A-Class Shares with sales charge†	21.36%	22.01%	8.41%
C-Class Shares	26.46%	22.32%	8.14%
C-Class Shares with CDSC‡	25.46%	22.32%	8.14%
NASDAQ-100 Index	29.40%	25.09%	10.42%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT  |  9

SCHEDULE OF INVESTMENTS	March 31, 2014
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 91.3%

INFORMATION TECHNOLOGY - 53.2%
Apple, Inc.	143,944	$77,260,502
Microsoft Corp.	1,339,531	54,907,376
Google, Inc. — Class A*	45,163	50,334,615
QUALCOMM, Inc.	272,898	21,520,736
Intel Corp.	802,361	20,708,937
Facebook, Inc. — Class A*	318,835	19,206,620
Cisco Systems, Inc.	831,290	18,629,209
eBay, Inc.*	208,930	11,541,293
Texas Instruments, Inc.	174,965	8,249,600
Baidu, Inc. ADR*	44,513	6,782,891
Automatic Data Processing, Inc.	77,755	6,007,351
Yahoo!, Inc.*	162,891	5,847,787
Adobe Systems, Inc.*	80,605	5,298,972
Cognizant Technology Solutions
Corp. — Class A*	98,026	4,961,096
Micron Technology, Inc.*	171,199	4,050,568
Applied Materials, Inc.	195,440	3,990,885
Intuit, Inc.	45,724	3,554,127
Western Digital Corp.	38,127	3,500,821
Seagate Technology plc	53,054	2,979,513
SanDisk Corp.	36,392	2,954,666
Broadcom Corp. — Class A	85,687	2,697,427
Analog Devices, Inc.	50,437	2,680,222
Avago Technologies Ltd.	40,298	2,595,594
Paychex, Inc.	58,778	2,503,943
NXP Semiconductor N.V.*	40,628	2,389,333
Xilinx, Inc.	43,066	2,337,192
Fiserv, Inc.*	41,065	2,327,975
Activision Blizzard, Inc.	112,224	2,293,859
CA, Inc.	72,258	2,237,830
Symantec Corp.	111,596	2,228,572
Check Point Software Technologies Ltd.*	31,033	2,098,762
NetApp, Inc.	53,460	1,972,674
KLA-Tencor Corp.	26,880	1,858,483
Altera Corp.	51,243	1,857,046
Linear Technology Corp.	38,070	1,853,628
Autodesk, Inc.*	36,587	1,799,349
Citrix Systems, Inc.*	29,656	1,703,144
Akamai Technologies, Inc.*	28,887	1,681,512
NVIDIA Corp.	91,749	1,643,225
Maxim Integrated Products, Inc.	45,523	1,507,722
Equinix, Inc.*	7,976	1,474,284
F5 Networks, Inc.*	12,179	1,298,647
Total Information Technology		377,327,988

CONSUMER DISCRETIONARY - 18.1%
Amazon.com, Inc.*	74,115	24,941,181
Comcast Corp. — Class A	345,229	17,268,356
Priceline Group, Inc.*	8,415	10,029,754
Starbucks Corp.	121,982	8,951,039
Twenty-First Century Fox, Inc. — Class A	235,323	7,523,276
DIRECTV*	82,216	6,282,947
Viacom, Inc. — Class B	62,433	5,306,181
Tesla Motors, Inc.*,1	19,878	4,143,569
Wynn Resorts Ltd.	16,329	3,627,487
Netflix, Inc.*	9,649	3,396,737
Sirius XM Holdings, Inc.*	983,961	3,148,675
Marriott International, Inc. — Class A	47,574	2,665,095
O’Reilly Automotive, Inc.*	17,169	2,547,708
Ross Stores, Inc.	34,682	2,481,497
Bed Bath & Beyond, Inc.*	34,358	2,363,830
DISH Network Corp. — Class A*	35,484	2,207,460
Mattel, Inc.	54,928	2,203,162
Liberty Media Corp. — Class A*	16,851	2,202,931
Liberty Interactive Corp. — Class A*	75,702	2,185,517
Charter Communications, Inc. — Class A*	17,132	2,110,662
Discovery Communications,
Inc. — Class A*	23,714	1,961,148
TripAdvisor, Inc.*	20,890	1,892,425
Dollar Tree, Inc.*	33,585	1,752,465
Garmin Ltd.[1]	31,489	1,740,082
Tractor Supply Co.	22,524	1,590,870
Liberty Global plc — Class A*	35,845	1,491,152
Expedia, Inc.	18,823	1,364,668
Staples, Inc.	105,488	1,196,234
Total Consumer Discretionary		128,576,108

HEALTH CARE - 12.7%
Gilead Sciences, Inc.*	248,241	17,590,358
Amgen, Inc.	121,844	15,028,239
Biogen Idec, Inc.*	38,147	11,668,023
Express Scripts Holding Co.*	125,237	9,404,046
Celgene Corp.*	65,522	9,146,871
Alexion Pharmaceuticals, Inc.*	31,924	4,856,598
Regeneron Pharmaceuticals, Inc.*	15,796	4,743,223
Cerner Corp.*	55,505	3,122,156
Illumina, Inc.*	20,693	3,076,221
Mylan, Inc.*	60,016	2,930,581
Intuitive Surgical, Inc.*	6,159	2,697,580
Vertex Pharmaceuticals, Inc.*	38,053	2,691,108
Henry Schein, Inc.*	13,788	1,645,874
Catamaran Corp.*	33,297	1,490,374
Total Health Care		90,091,252

CONSUMER STAPLES - 4.3%
Mondelez International, Inc. — Class A	283,016	9,778,202
Costco Wholesale Corp.	70,963	7,925,148
Kraft Foods Group, Inc.	96,235	5,398,784
Whole Foods Market, Inc.	60,023	3,043,766
Keurig Green Mountain, Inc.	26,888	2,839,104
Monster Beverage Corp.*	26,926	1,870,011
Total Consumer Staples		30,855,015

INDUSTRIALS - 1.7%
PACCAR, Inc.	57,193	3,857,096
Fastenal Co.	47,894	2,362,132
Verisk Analytics, Inc. — Class A*	26,928	1,614,603
Stericycle, Inc.*	13,745	1,561,707
Expeditors International of Washington, Inc.	32,706	1,296,139
CH Robinson Worldwide, Inc.	24,472	1,282,088
Total Industrials		11,973,765

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
NASDAQ-100® FUND

	Shares	Value

TELECOMMUNICATION SERVICES - 1.0%
Vodafone Group plc ADR	84,624	$3,115,009
VimpelCom Ltd. ADR	266,612	2,407,506
SBA Communications Corp. — Class A*	20,735	1,886,056
Total Telecommunication Services		7,408,571
MATERIALS - 0.3%
Sigma-Aldrich Corp.	19,281	1,800,460
Total Common Stocks
(Cost $302,176,244)		648,033,159

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 14.0%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$54,016,231	54,016,231
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	22,792,976	22,792,976
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	15,413,390	15,413,390
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	7,181,349	7,181,349
Total Repurchase Agreements
(Cost $99,403,946)		99,403,946

SECURITIES LENDING COLLATERAL††,3 - 0.4%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	1,447,837	1,447,837
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	1,291,915	1,291,915
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	243,548	243,548
Total Securities Lending Collateral
(Cost $2,983,300)		2,983,300
Total Investments - 105.7%
(Cost $404,563,490)		$750,420,405
Other Assets & Liabilities, net - (5.7)%		(40,145,094)
Total Net Assets - 100.0%		$710,275,311

		Unrealized
	Contracts	Gain (loss)

EQUITY FUTURES CONTRACTS PURCHASED†
June 2014 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $7,314,930)	102	$(51,835)

	Units
OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
April 2014 NASDAQ-100 Index Swap,
Terminating 04/30/14[4]
(Notional Value $30,143,601)	8,383	$209,025
Goldman Sachs International
April 2014 NASDAQ-100 Index Swap,
Terminating 04/29/14[4]
(Notional Value $7,455,352)	2,073	31,922
Credit Suisse Capital, LLC
April 2014 NASDAQ-100 Index Swap,
Terminating 04/28/14[4]
(Notional Value $18,683,335)	5,196	(173,983)
(Total Notional Value
$56,282,288)		$66,964

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at March 31, 2014 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 10.

[4]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. ADR — American Depositary Receipt plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

NASDAQ-100® FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014
Assets:
Investments, at value - including $2,883,320 of securities loaned
(cost $302,176,244)	$648,033,159
Repurchase agreements, at value
(cost $102,387,246)	102,387,246
Total investments
(cost $404,563,490)	750,420,405
Segregated cash with broker	14,803,742
Unrealized appreciation on swap agreements	240,947
Receivables:
Fund shares sold	932,936
Dividends	254,065
Swap settlement	179,337
Variation margin	46,410
Foreign taxes reclaim	2,685
Securities lending income	1,444
Interest	65
Total assets	766,882,036
Liabilities:
Unrealized depreciation on swap agreements	173,983
Payable for:
Securities purchased	49,954,928
Upon return of securities loaned	2,983,300
Fund shares redeemed	2,301,072
Management fees	434,943
Transfer agent and administrative fees	144,981
Portfolio accounting fees	43,889
Distribution and service fees	33,065
Miscellaneous	536,564
Total liabilities	56,606,725
Net assets	$710,275,311
Net assets consist of:
Paid in capital	$370,405,630
Undistributed net investment income	—
Accumulated net realized loss on investments	(6,002,363)
Net unrealized appreciation on investments	345,872,044
Net assets	$710,275,311
Investor Class:
Net assets	$632,597,953
Capital shares outstanding	29,590,658
Net asset value per share	$21.38
Advisor Class:
Net assets	$36,751,382
Capital shares outstanding	1,879,735
Net asset value per share	$19.55
A-Class:
Net assets	$21,751,458
Capital shares outstanding	1,082,169
Net asset value per share	$20.10
Maximum offering price per share
(Net asset value divided by 95.25%)	$21.10
C-Class:
Net assets	$19,174,518
Capital shares outstanding	1,040,722
Net asset value per share	$18.42

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014
Investment Income:
Dividends (net of foreign withholding tax of $2,890)	$8,760,027
Income from securities lending, net	37,161
Interest	9,168
Total investment income	8,806,356

Expenses:
Management fees	4,668,452
Transfer agent and administrative fees	1,556,150
Distribution and service fees:
Advisor Class	227,230
A-Class	53,887
C-Class	149,560
Portfolio accounting fees	498,189
Custodian fees	69,182
Trustees’ fees*	63,835
Line of credit interest expense	105
Miscellaneous	1,161,558
Total expenses	8,448,148
Net investment income	358,208

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	76,751,130
Swap agreements	11,357,991
Futures contracts	6,794,515
Net realized gain	94,903,636
Net change in unrealized appreciation
(depreciation) on:
Investments	67,853,604
Swap agreements	(5,285)
Futures contracts	(53,648)
Net change in unrealized appreciation
(depreciation)	67,794,671
Net realized and unrealized gain	162,698,307
Net increase in net assets resulting from operations	$163,056,515

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013
Increase (Decrease) In Net Assets From Operations:
Net investment income	$358,208	$460,302
Net realized gain on investments	94,903,636	111,630,461
Net change in unrealized appreciation (depreciation) on investments	67,794,671	(110,322,128)
Net increase in net assets resulting from operations	163,056,515	1,768,635

Distributions to shareholders from:
Net realized gains
Investor Class	(52,374,827)	—
Advisor Class	(3,185,736)	—
A-Class	(2,215,102)	—
C-Class	(1,712,829)	—
Total distributions to shareholders	(59,488,494)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	797,805,960	1,477,916,448
Advisor Class	747,398,780	480,871,589
A-Class	65,905,567	68,152,115
C-Class	26,628,147	29,758,316
Distributions reinvested
Investor Class	46,546,535	—
Advisor Class	3,164,981	—
A-Class	2,113,562	—
C-Class	1,686,286	—
Cost of shares redeemed
Investor Class	(743,050,821)	(1,792,700,742)
Advisor Class	(761,022,258)	(526,907,940)
A-Class	(71,718,486)	(58,126,520)
C-Class	(23,621,291)	(32,187,854)
Net increase (decrease) from capital share transactions	91,836,962	(353,224,588)
Net increase (decrease) in net assets	195,404,983	(351,455,953)

Net assets:
Beginning of year	514,870,328	866,326,281
End of year	$710,275,311	$514,870,328
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(525,244)

Capital share activity:
Shares sold
Investor Class	38,652,000	83,557,992
Advisor Class	40,432,732	29,677,623
A-Class	3,476,725	4,019,789
C-Class	1,472,390	1,929,154
Shares issued from reinvestment of distributions
Investor Class	2,248,625	—
Advisor Class	166,841	—
A-Class	108,499	—
C-Class	94,206	—
Shares redeemed
Investor Class	(36,409,149)	(101,458,207)
Advisor Class	(39,713,114)	(32,634,043)
A-Class	(3,861,027)	(3,516,436)
C-Class	(1,328,165)	(2,076,951)
Net increase (decrease) in shares	5,340,563	(20,501,079)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$18.38	$17.92	$15.23	$12.83	$8.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.02	(.05)	(.07)	(.07)
Net gain (loss) on investments (realized and unrealized)	5.01	.44	2.74	2.47	4.75
Total from investment operations	5.03	.46	2.69	2.40	4.68
Less distributions from:
Net realized gains	(2.03)	—	—	—	—
Total distributions	(2.03)	—	—	—	—
Net asset value, end of period	$21.38	$18.38	$17.92	$15.23	$12.83

Total Return[b]	27.74%	2.57%	17.66%	18.71%	57.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$632,598	$461,269	$770,626	$579,925	$571,761
Ratios to average net assets:
Net investment income (loss)	0.10%	0.13%	(0.34%)	(0.50%)	(0.63%)
Total expenses	1.29%	1.26%	1.27%	1.31%	1.30%
Portfolio turnover rate	141%	94%	94%	39%	34%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$17.04	$16.70	$14.27	$12.09	$7.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.08)	(.13)	(.12)	(.12)
Net gain (loss) on investments (realized and unrealized)	4.55	.42	2.56	2.30	4.49
Total from investment operations	4.54	.34	2.43	2.18	4.37
Less distributions from:
Net realized gains	(2.03)	—	—	—	—
Total distributions	(2.03)	—	—	—	—
Net asset value, end of period	$19.55	$17.04	$16.70	$14.27	$12.09

Total Return[b]	27.02%	2.04%	17.03%	18.03%	56.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,751	$16,930	$65,970	$120,277	$17,859
Ratios to average net assets:
Net investment income (loss)	(0.05%)	(0.51%)	(0.87%)	(1.00%)	(1.13%)
Total expenses	1.79%	1.75%	1.76%	1.80%	1.80%
Portfolio turnover rate	141%	94%	94%	39%	34%

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$17.42	$17.03	$14.52	$12.27	$7.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.02)	(.09)	(.11)	(.09)
Net gain (loss) on investments (realized and unrealized)	4.74	.41	2.60	2.36	4.54
Total from investment operations	4.71	.39	2.51	2.25	4.45
Less distributions from:
Net realized gains	(2.03)	—	—	—	—
Total distributions	(2.03)	—	—	—	—
Net asset value, end of period	$20.10	$17.42	$17.03	$14.52	$12.27

Total Return[b]	27.42%	2.29%	17.29%	18.34%	56.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,751	$23,656	$14,553	$19,806	$15,128
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.09%)	(0.61%)	(0.81%)	(0.86%)
Total expenses	1.54%	1.52%	1.53%	1.56%	1.55%
Portfolio turnover rate	141%	94%	94%	39%	34%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$16.22	$15.97	$13.72	$11.67	$7.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.13)	(.19)	(.19)	(.16)
Net gain (loss) on investments (realized and unrealized)	4.39	.38	2.44	2.24	4.34
Total from investment operations	4.23	.25	2.25	2.05	4.18
Less distributions from:
Net realized gains	(2.03)	—	—	—	—
Total distributions	(2.03)	—	—	—	—
Net asset value, end of period	$18.42	$16.22	$15.97	$13.72	$11.67

Total Return[b]	26.46%	1.57%	16.40%	17.57%	(55.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,175	$13,015	$15,177	$11,864	$12,216
Ratios to average net assets:
Net investment income (loss)	(0.89%)	(0.84%)	(1.35%)	(1.52%)	(1.63%)
Total expenses	2.29%	2.26%	2.27%	2.31%	2.30%
Portfolio turnover rate	141%	94%	94%	39%	34%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”) as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At March 31, 2014, the Trust consisted of fifty-one separate funds. This report covers the NASDAQ-100® Fund (the “Fund”), while the other funds are contained in separate reports. Only A-Class, C-Class, Advisor Class and Investor Class shares had been issued by the Fund.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Fund’s securities are supplied primarily by pricing services approved by the Board of Trustees. A Valuation Committee (“Valuation Committee”) is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The Valuation Committee will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Trustees, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

C. Distributions of net investment income and distributions of net realized gains, if any, are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

F. The Fund may leave cash overnight in its cash account with the custodian, U.S. Bank. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

G. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution fees relating to A-Class shares and service and distribution fees related to Advisor Class shares and C-Class shares, are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

H. Throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments

As part of its investment strategy, the Fund utilizes a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date.

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NOTES TO FINANCIAL STATEMENTS (continued)

There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

As investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, leverage risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.

In conjunction with the use of futures and swap agreements, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Fund.

Management Fees
Fund	(as a % of Net Assets)
NASDAQ-100® Fund	0.75%

RFS provides transfer agent and administrative services to the Fund calculated at an annual percentage rate of 0.25% of the average daily net assets of the Fund.

RFS also provides accounting services to the Fund for fees calculated at annualized rates below, based on the average daily net assets of the Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, GFD will receive shareholder servicing fees from the Fund at an annual rate not to exceed 0.25% of average daily net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial advisor an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial advisor. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2014, GFD retained sales charges of $333,837 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Fund’s net assets at March 31, 2014:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
NASDAQ-100® Fund	$648,033,159	$—	$102,387,246	$240,947	$—	$750,661,352

Liabilities
NASDAQ-100® Fund	$—	$51,835	$—	$173,983	$—	$225,818

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

For the year ended March 31, 2014, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds,

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NOTES TO FINANCIAL STATEMENTS (continued)

at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and
Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.01%			0.00%
Due 04/01/14	$519,000,000	$519,000,144	11/15/39 - 05/15/40	$1,347,115,400	$529,380,006
RBC Capital Markets			U.S. TIP Notes
0.02%			0.13% - 2.50%
Due 04/01/14	219,000,000	219,000,091	07/15/16 - 07/15/22	156,009,700	175,640,035
			U.S. Treasury Strips
			0.00%
			11/15/26 - 02/15/36	81,000,000	47,740,000
Mizuho Financial Group, Inc.			U.S. Treasury Notes
0.01%			1.25% - 7.88%
Due 04/01/14	148,095,295	148,095,336	08/15/15 - 02/15/21	137,725,900	151,057,202
Deutsche Bank			U.S. Treasury Note
0.02%			0.88%
Due 04/01/14	69,000,000	69,000,038	09/15/16	70,039,600	70,380,047

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity
NASDAQ-100® Fund	x	x

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Fund’s net assets on a daily basis.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short
NASDAQ-100® Fund	10%	—

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2014:

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2014:

Asset Derivative Investments Value

	Futures	Swaps	Total Value at
	Equity	Equity	March 31,
Fund	Contracts*	Contracts	2014
NASDAQ-100® Fund	$—	$240,947	$240,947

Liability Derivative Investments Value
	Futures	Swaps	Total Value at
	Equity	Equity	March 31,
Fund	Contracts*	Contracts	2014
NASDAQ-100® Fund	$51,835	$173,983	$225,818

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on swap agreements
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations

	Futures	Swaps
	Equity	Equity
Fund	Contracts	Contracts	Total
NASDAQ-100® Fund	$6,794,515	$11,357,991	$18,152,506

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

	Futures	Swaps
	Equity	Equity
Fund	Contracts	Contracts	Total
NASDAQ-100® Fund	$(53,648)	$(5,285)	$(58,933)

7. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (continued)

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount
NASDAQ-100® Fund	$—

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
NASDAQ-100® Fund	$—	$59,488,494	$59,488,494

The tax character of distributions paid during the year ended March 28, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
NASDAQ-100® Fund	$—	$—	$—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2014 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward
NASDAQ-100® Fund	$13,825,128	$—	$326,044,553	$—

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to wash sales, mark-to-market on futures contracts, and utilization of earnings and profits on shareholder redemptions. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
NASDAQ-100® Fund	$78,162,924	$167,036	$(78,329,960)

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
NASDAQ-100® Fund	$424,442,816	$330,167,058	$(4,189,469)	$325,977,589

8. Securities Transactions

For the year ended March 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
NASDAQ-100® Fund	$829,059,577	$812,547,756

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2014. The Fund did not have any other borrowings under this agreement at March 31, 2014.

The average daily balances borrowed for the year ended March 31, 2014 were as follows:

Fund	Amount
NASDAQ-100® Fund	$8,312

10. Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

THE RYDEX FUNDS ANNUAL REPORT  |  23

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014, the Fund participated in securities lending as follows:

		Cash
	Value of	Collateral
Fund	Securities Loaned	Received
NASDAQ-100® Fund	$2,883,320	$2,983,300

Cash collateral received was invested in the following joint repurchase agreements at March 31, 2014:

Counterparty and
Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas Securities Corp.			U.S. TIP Bond
0.05%			0.75%
Due 04/01/14	$1,447,837	$1,447,838	02/15/42	$1,629,404	$1,476,753
HSBC Securities, Inc.			Fannie Mae Strips
0.05%			0.00%
Due 04/01/14	1,291,915	1,291,917	07/15/14 - 01/15/30	1,630,084	1,317,718
Deutsche Bank Securities, Inc.			U.S. Treasury Note/Bond
0.05% - 0.08%			1.75% - 8.75%
Due 04/01/14	243,548	243,549	05/15/17 - 05/15/23	235,004	225,696
			Fannie Mae Strip
			0.00%
			05/15/30	43,746	22,728

11. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related law-suits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to the plaintiff’s claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law.

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NOTES TO FINANCIAL STATEMENTS (continued)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. The complaint identifies a putative defendant class comprised of all entities who received proceeds from the merger transaction in exchange for their shares.

The Court has ordered the parties to meet and confer on or before May 9, 2014 regarding a possible schedule for the defendants to respond to the amended complaints. The Court has scheduled a status conference for May 29, 2014 to address the parties’ proposed schedule.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168 U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

12. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has

THE RYDEX FUNDS ANNUAL REPORT  |  25

NOTES TO FINANCIAL STATEMENTS (concluded)

been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

Gross Amounts Not Offset
in the Statement of Assets
and Liabilities
Net Amount of Assets
			Gross Amounts Offset	Presented on the		Cash
		Gross Amounts of	in the Statement of	Statement of Assets	Financial	Collateral	Net
Fund	Instrument	Recognized Assets[1]	Assets and Liabilities	and Liabilities	Instruments	Received[2]	Amount
NASDAQ-100® Fund	Swap equity contracts	$240,947	$—	$240,947	$—	$—	$240,947

Gross Amounts Not Offset
in the Statement of Assets
and Liabilities
Net Amount of
			Gross Amounts Offset	Liabilities Presented		Cash
		Gross Amounts of	in the Statement of	on the Statement of	Financial	Collateral	Net
Fund	Instrument	Recognized Liabilities[1]	Assets and Liabilities	Assets and Liabilities	Instruments	Received[2]	Amount
NASDAQ-100® Fund	Swap equity contracts	$173,983	$—	$173,983	$—	$—	$173,983

[1]	Exchange traded futures are excluded from these reported amounts.
[2]	Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as Segregated cash with broker on the Statement of Assets and Liabilities.

26  |  THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NASDAQ-100® Fund (one of the series constituting the Rydex Series Funds) (the “Fund”) as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NASDAQ-100® Fund, a series of the Rydex Series Funds, at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
May 22, 2014

THE RYDEX FUNDS ANNUAL REPORT  |  27

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code (IRC). Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

With respect to the taxable year ended March 31, 2014, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

NASDAQ-100® Fund
From long-term capital gains, subject to the 15% rate gains category:	$59,488,494
From long-term capital gains, using proceeds from shareholder redemptions:	50,928,053

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds will be consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD will serve as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

28  |  THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INTERESTED TRUSTEE

			Number of	Other
	Position(s) Held with the		Portfolios in Fund	Directorships
Name and Year of	Trust, Term of Office and	Principal Occupation(s)	Complex Overseen	Held by
Birth of Trustee	Length of Time Served	During Past 5 Years	by Trustee**	Trustee

Donald C. Cacciapaglia* (1951)	Trustee from 2012 to present.	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012–present); Vice Chairman, Guggenheim Investments (2010–present). Former: Chairman and Chief Executive Officer, Channel Capital Group, Inc. (2002–2010).	214	Delaware Life (2013–present); Guggenheim Life and Annuity Company (2011–present); Paragon Life Insurance Company of Indiana (2011–present).

INDEPENDENT TRUSTEES

Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired.	131	None.

J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	Trustee of Epiphany Funds (4) (2009–present).

John O. Demaret (1940)	Trustee from 1998 to present and Chairman of the Board from 2006 to present; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	None.

THE RYDEX FUNDS ANNUAL REPORT  |  29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

INDEPENDENT TRUSTEES - concluded

			Number of	Other
	Position(s) Held with the		Portfolios in Fund	Directorships
Name and Year of	Trust, Term of Office and	Principal Occupation(s)	Complex Overseen	Held by
Birth of Trustee	Length of Time Served	During Past 5 Years	by Trustee**	Trustee

Werner E. Keller (1940)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005–present).	131	None.

Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996–present).	131	Board of Directors of US Global Investors (GROW) (1995–present).

Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977–2010).	131	None.

Roger Somers (1944)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Current: Founder and Chief Executive Officer, Arrow Limousine (1962–present).	131	None.

OFFICERS

Name, Address	Position(s) Held with
and Year of	the Trust, Term of Office and	Principal Occupation(s)
Birth of Officer	Length of Time Served	During Past 5 Years

Donald C. Cacciapaglia (1951)	President (2012–present).

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012–present); Vice Chairman, Guggenheim Investments (2010–present).

Former: Chairman and Chief Executive Officer, Channel Capital Group Inc. (2002–2010).

Michael P. Byrum (1970)	Vice President (1999–present).

Current: Senior Vice President, Security Investors, LLC (2010–present); President and Chief Investment Officer, Rydex Holdings, LLC (2008–present); Director and Chairman, Advisory Research Center, Inc. (2006–present); Manager, Guggenheim Specialized Products, LLC (2005–present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009–2010) and Secretary (2002–2010), Rydex Fund Services, LLC; Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010) and Secretary (2002–2010), Rydex Advisors, LLC; Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010) and Secretary (2002–2010), Rydex Advisors II, LLC.

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.
**	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. Information provided is as of the date of this report.

30  |  THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

OFFICERS - concluded

Name, Address	Position(s) Held with
and Year of	the Trust, Term of Office and	Principal Occupation(s)
Birth of Officer	Length of Time Served	During Past 5 Years

Nikolaos Bonos (1963)	Vice President and Treasurer (2003–present).

Current: Treasurer and Vice President, certain other funds in the Fund Complex (2003–present); Senior Vice President, Security Investors, LLC (2010–present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009–present); President and Chief Executive Officer, Rydex Fund Services, LLC (2009–present); Vice President, Rydex Holdings, LLC (2008–present).

Former: Senior Vice President, Security Global Investors, LLC (2010–2011); Senior Vice President, Rydex Advisors, LLC (2006–2011); Senior Vice President, Rydex Advisors II, LLC (2006–2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012–present).

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012–present); Chief Compliance Officer, Security Investors, LLC (2012–present); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012–present); Vice President, Guggenheim Funds Distributors, LLC (2014–present).

Former: Chief Compliance Officer, Guggenheim Distributors, LLC (2009–2014); Senior Manager, Security Investors, LLC (2004–2009); Senior Manager, Guggenheim Distributors, LLC (2004–2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006–present).

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006–present); Vice President, Security Investors, LLC (2010–present); Chief Financial Officer and Manager, Guggenheim Specialized Products, LLC (2009–present).

Former: Vice President, Security Global Investors, LLC (2010–2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Amy J. Lee (1961)	Vice President (2009–present) and Secretary (2012–present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013–present); Senior Managing Director, Guggenheim Investments (2012–present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012).

THE RYDEX FUNDS ANNUAL REPORT  |  31

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments. com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim

32  |  THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT  |  33

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3.31.2014

Rydex Funds Annual Report

Fixed Income Fund

Inverse Government Long Bond Strategy Fund

RJUNF-ANN-2-0314x0315	guggenheiminvestments.com

Go Green! Eliminate Mailbox Clutter

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments eDelivery service, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for one of our Funds (the “Fund”) that is part of the Rydex Funds. This report covers performance for the one-year period ended March 31, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC ("Guggenheim"), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

April 30, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

The Fixed Income Funds may not be suitable for all investors. • Fixed income investments are subject to credit, liquidity, interest rate and, depending on the instrument, counterparty risk. • These risks may be increased to the extent fixed income investments are concentrated in any one issuer, industry, region or country. • The market value of fixed income investments generally will fluctuate with, among other things, the financial condition of the obligors on the underlying debt obligations, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. • In general, any interest rate increases can cause the price of a debt security to decrease and vice versa.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2014

Investment markets continued to rally through the 12 months ended March 31, 2014, thanks to a steadily improving U.S. economy and ongoing U.S. central bank easing. Contributing to performance of equities were growing confidence in the sustainability of the U.S. economic recovery, favorable corporate profit growth, supportive valuations, interest rates below their long-run level, and positive inflows, as investors concerned about the end of quantitative easing and its impact on interest rates rotated out of fixed-income investments into equities.

An issue during the period was when the U.S. Federal Reserve (the “Fed”) would start to scale back its asset purchases, particularly since equity markets were strong while abundant liquidity and steady easing had produced a benign credit environment with low default rates. Speculation that tapering would start mid-2013 touched off market volatility and a jump in Treasury yields in May, which moderated after the Fed refrained from easing in September. That, along with the resolution of issues related to a government shutdown in October and eventual agreement on raising the debt ceiling, set the stage for an equity rally on the back of stronger economic growth that lasted into the new year.

After announcing in December 2013 that, based on positive economic data and a better jobs picture, it would reduce its monthly bond purchases by $10 billion, tapering finally began in January 2014. The Fed continued to taper even after acknowledging in March that the economy had slowed during the winter months, which were unusually harsh for much of the U.S. By April, it was buying only $55 billion a month, down from $85 billion in December 2013.

In March 2014, while noting that the U.S. economy has not yet reached full employment, the Fed also unlinked attainment of a 6.5% unemployment level with a potential rate hike, since the unemployment rate in February was approaching that level. Revised guidance from new Fed Chair Janet Yellen seemed to indicate that a rise might not be considered until mid-2015, at the earliest, although she stressed that it would depend on labor market conditions and the inflation rate. Still, the date was earlier than many market participants had expected, which knocked the market off record highs reached earlier in the six-month period.

Even though upcoming economic reports may reflect the impacts from the severe winter weather, and international tensions remain high, the arrival of spring was expected to return the U.S. economy to its improving trend. Pent-up demand resulting from the huge gap in household formation over the prior several years continues to buoy the housing market, while a pickup in global demand bodes well for the U.S. manufacturing sector. Consumption is rising due to an increase in net worth, resulting from the rebound in housing and asset prices, which has boosted retail sales, and consumer sentiment measures. The consensus expectation for 2014 growth stands at 3.0%, compared with 1.9% for 2013.

Overseas, the picture is mixed. Relations between Russia and the West have sunk to levels not seen since the Cold War. Investors can expect ongoing instability in the region, which is likely to keep U.S. interest rates subdued for the time being. Europe seems to be on more solid economic footing, with data suggesting growth has improved in the core, and even more so in peripheral countries. Japan’s economic growth is slowing, but should regain momentum after the Bank of Japan implements more monetary accommodation. China’s economy, while facing a number of structural challenges, should begin to stabilize as policymakers take actions to prevent a hard landing.

Momentum driven by the favorable macro environment is supporting equities and moving spreads tighter, helping perpetuate the risk-on mode that has prevailed in the U.S. since 2008. Investors who want income will have to keep investing, but buying cheap securities may be a thing of the past. Recent volatility indicates that investors must guard against becoming complacent about the quality of investments they make and their inherent risks. The Fed continues pumping enormous amounts of liquidity into the system, but with little expectation that it will raise interest rates before 2015, the expansion is likely to continue. Even when the Fed does hike, it typically takes another two years before a recession threatens growth. While the economy may be entering a new era where interest rates head higher over the long term, there is likely a ceiling on how high rates can rise in advance of eventual monetary tightening.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2014

For the 12 months ended March 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.86%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 17.56%. The return of the MSCI Emerging Markets Index* was 1.43%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -0.10% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.54%. The return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE RYDEX FUNDS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Inverse Government Long Bond Strategy Fund described in this report is benchmarked daily to an inverse leveraged version of a published index. To properly evaluate the performance of this fund, it is essential to understand the effect of mathematical compounding on its respective return.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%– in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2013 and ending March 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Table 1. Based on actual Fund return[3]

Inverse Government Long Bond Strategy Fund
Investor Class	3.86%	(5.13%)	$1,000.00	$948.70	$18.75
Advisor Class	4.28%	(5.04%)	1,000.00	949.60	20.80
A-Class	4.11%	(5.24%)	1,000.00	947.60	19.96
C-Class	4.86%	(5.61%)	1,000.00	943.90	23.55

Table 2. Based on hypothetical 5% return (before expenses)

Inverse Government Long Bond Strategy Fund
Investor Class	3.86%	5.00%	$1,000.00	$1,005.68	$19.30
Advisor Class	4.28%	5.00%	1,000.00	1,003.59	21.38
A-Class	4.11%	5.00%	1,000.00	1,004.44	20.54
C-Class	4.86%	5.00%	1,000.00	1,000.70	24.24

[1]	This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.41%, 1.91%, 1.66% and 2.41% for the Investor Class, Advisor Class, A-Class and C-Class, respectively.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2013 to March 31, 2014.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, the Inverse Government Long Bond Strategy Fund Investor Class returned 4.69%. The price movement of the Long Treasury Bond was 1.00% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark. The return of a comparison index, the Barclays Long Treasury Bond Index, was -4.18%.

At the beginning of the period, the yield on the 30-year bond was 3.10%, rose to a high of 3.97% at December 31, 2013, before sliding to 3.72% at March 31, 2014.

Yields remained range-bound for April of 2013, supported by Federal Reserve policy, strong demand and low inflation.

The market changed abruptly in May, however, when the then-Federal Reserve chairman Ben Bernanke announced that the Fed might soon taper its quantitative easing policy. Investors rushed immediately to take profits and the long bond yield began to climb. Signs of a strengthening economy and recovery in the housing market pushed the 30-year yield higher during the summer until September, when the Fed did an about face and stated that it would not cut its stimulus policy for the time being.

Lower yields prevailed through September and October, but were short-lived. Signs of improving growth made the taper program more likely and the market pushed the 30-year bond yield higher in November and December. As anticipated, the Fed finally came through with a certain plan to begin its taper program. The combination of Fed news and increasingly strong economic reports drove yields higher.

In the first quarter of 2014, inclement U.S. weather caused weaker-than-expected economic data. At the same time, emerging-market volatility driven by reactions to the Fed’s tapering drove investors back to U.S. Treasuries, with the long bond yield ending the period at 3.72%.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	March 3, 1995
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	March 28, 2001

The Fund invests principally in short sales and derivative investments such as futures contracts.

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended March 31, 2014
	1 Year	5 Year	10 Year
Investor Class Shares	4.69%	-7.13%	-6.72%
Advisor Class Shares	4.87%	-7.55%	-7.15%
A-Class Shares	4.51%	-7.37%	-6.95%
A-Class Shares with sales charge†	-0.49%	-8.26%	-7.40%
C-Class Shares	3.73%	-8.05%	-7.64%
C-Class Shares with CDSC‡	2.73%	-8.05%	-7.64%
Daily Price Movement of Long Treasury Bond**	1.00%	0.42%	-0.74%
Barclays Long Treasury Bond Index	-4.18%	4.81%	6.12%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	March 31, 2014
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 94.3%
Farmer Mac[1]
0.01% due 04/01/14	$100,000,000	$100,000,000
0.09% due 07/25/14	30,000,000	29,996,160
0.10% due 04/01/14	15,000,000	15,000,000
0.16% due 09/23/14	15,000,000	14,996,355
0.10% due 10/27/14	15,000,000	14,994,780
0.10% due 04/25/14	9,491,000	9,490,810
Total Farmer Mac		184,478,105
Freddie Mac[2]
0.11% due 06/10/14	15,000,000	14,999,130
0.09% due 10/29/14	15,000,000	14,994,720
0.10% due 10/29/14	15,000,000	14,994,720
0.13% due 06/25/14	10,000,000	9,999,290
Total Freddie Mac		54,987,860
Federal Farm Credit Bank[1]
0.16% due 06/10/14	15,000,000	14,999,130
0.10% due 06/27/14	10,000,000	9,999,270
Total Federal Farm Credit Bank		24,998,400
Federal Home Loan Bank[1]
0.10% due 04/25/14	10,000,000	9,999,800
0.19% due 04/09/14	10,000,000	9,999,578
Total Federal Home Loan Bank		19,999,378
Total Federal Agency Discount Notes
(Cost $284,430,507)		284,463,743

REPURCHASE AGREEMENTS†† - 110.5%
Individual Repurchase Agreement[3]
Barclays Capital issued 03/31/14
at 0.01% due 04/01/14
(secured by U.S. Treasury Bond,
at a rate of 3.63% and
maturing 02/15/44 as collateral,
with a value of $197,612,380)
to be repurchased at $193,737,681	193,737,627	193,737,627
Joint Repurchase Agreements[4]
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	75,805,454	75,805,454
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	31,987,273	31,987,273
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	21,630,888	21,630,888
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	10,078,182	10,078,182
Total Repurchase Agreements
(Cost $333,239,424)		333,239,424
Total Investments - 204.8%
(Cost $617,669,931)		$617,703,167
U.S. GOVERNMENT SECURITIES SOLD SHORT† - (50.4)%
U.S. Treasury Bond
3.63% due 02/15/44	150,192,000	(151,975,530)
Total U.S. Government Securities Sold Short
(Proceeds $149,534,141)		(151,975,530)
Other Assets & Liabilities, net - (54.4)%		(164,131,267)
Total Net Assets - 100.0%		$301,596,370

		Unrealized
	Contracts	Loss
INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2014 U.S. Treasury Ultra Long Bond
Futures Contracts
(Aggregate Value of
Contracts $171,302,875)	1,186	$(469,875)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	All or a portion of this security is pledged as short collateral at March 31, 2014.
[4]	Repurchase Agreements — See Note 5.

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value
(cost $284,430,507)	$284,463,743
Repurchase agreements, at value
(cost $333,239,424)	333,239,424
Total investments
(cost $617,669,931)	617,703,167
Segregated cash with broker	6,454,800
Receivables:
Variation margin	770,363
Fund shares sold	739,298
Interest	145
Total assets	625,667,773
Liabilities:
Securities sold short, at value
(proceeds $149,534,141)	151,975,530
Payable for:
Fund shares redeemed	125,499,909
Accrued interest	676,797
Securities purchased	45,228,964
Management fees	266,678
Distribution and service fees	84,412
Transfer agent and administrative fees	74,077
Portfolio accounting fees	27,189
Miscellaneous	237,847
Total liabilities	324,071,403
Net assets	$301,596,370
Net assets consist of:
Paid in capital	$669,376,403
Accumulated net investment loss	(4,248,821)
Accumulated net realized loss on investments	(360,653,184)
Net unrealized depreciation on investments	(2,878,028)
Net assets	$301,596,370
Investor Class:
Net assets	$177,735,333
Capital shares outstanding	3,862,968
Net asset value per share	$46.01
Advisor Class:
Net assets	$16,679,351
Capital shares outstanding	381,460
Net asset value per share	$43.73
A-Class:
Net assets	$49,858,981
Capital shares outstanding	1,115,956
Net asset value per share	$44.68
Maximum offering price per share
(Net asset value divided by 95.25%)	$46.91
C-Class:
Net assets	$57,322,705
Capital shares outstanding	1,420,533
Net asset value per share	$40.35

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014
Investment Income:
Interest	$171,718
Total investment income	171,718
Expenses:
Management fees	3,740,344
Transfer agent and administrative fees	1,038,984
Distribution and service fees:
Advisor Class	447,807
A-Class	137,747
C-Class	618,839
Portfolio accounting fees	369,278
Short interest expense	8,458,870
Custodian fees	46,485
Trustees’ fees*	37,221
Line of credit interest expense	924
Miscellaneous	613,624
Total expenses	15,510,123
Net investment loss	(15,338,405)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	11,741,466
Securities sold short	(210,040)
Net realized gain	11,531,426
Net change in unrealized appreciation (depreciation) on:
Investments	29,213
Securities sold short	(1,234,987)
Futures contracts	(265,527)
Net change in unrealized appreciation (depreciation)	(1,471,301)
Net realized and unrealized gain	10,060,125
Net decrease in net assets resulting from operations	$(5,278,280)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(15,338,405)	$(10,875,290)
Net realized gain (loss) on investments	11,531,426	(17,708,508)
Net change in unrealized appreciation (depreciation) on investments	(1,471,301)	(24,405,350)
Net decrease in net assets resulting from operations	(5,278,280)	(52,989,148)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,212,780,870	3,594,467,805
Advisor Class	5,382,740,545	2,168,935,484
A-Class	105,073,218	100,243,846
C-Class	28,159,469	19,297,982
Cost of shares redeemed
Investor Class	(1,181,336,410)	(3,668,091,952)
Advisor Class	(5,368,048,897)	(2,344,063,973)
A-Class	(88,137,870)	(101,709,475)
C-Class	(28,117,046)	(26,000,280)
Net increase (decrease) from capital share transactions	63,113,879	(256,920,563)
Net increase (decrease) in net assets	57,835,599	(309,909,711)

Net assets:
Beginning of year	243,760,771	553,670,482
End of year	$301,596,370	$243,760,771
Accumulated net investment loss at end of year	$(4,248,821)	$(2,708,996)

Capital share activity:*
Shares sold
Investor Class	25,688,339	83,099,792
Advisor Class	119,675,656	52,021,061
A-Class	2,241,652	2,359,055
C-Class	674,822	499,461
Shares redeemed
Investor Class	(25,096,700)	(84,948,202)
Advisor Class	(119,576,482)	(56,052,307)
A-Class	(1,893,603)	(2,388,174)
C-Class	(677,648)	(682,567)
Net increase (decrease) in shares	1,036,036	(6,091,881)

*	Capital share activity for the periods presented through February 21, 2014 has been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 11 in Notes to Financial Statements.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Investor Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$43.94	$48.33	$65.42	$73.23	$66.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.65)	(1.20)	(2.15)	(3.10)	(1.65)
Net gain (loss) on investments (realized and unrealized)	3.72	(3.19)	(14.94)	(4.71)	8.27
Total from investment operations	2.07	(4.39)	(17.09)	(7.81)	6.62
Net asset value, end of period	$46.01	$43.94	$48.33	$65.42	$73.23

Total Return[b]	4.69%	(9.10%)	(26.07%)	(10.72%)	9.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$177,735	$143,739	$247,454	$406,031	$376,574
Ratios to average net assets:
Net investment income (loss)	(3.46%)	(2.82%)	(3.99%)	(4.78%)	(2.23%)
Total expenses[d]	3.50%	2.99%	4.13%	5.06%	2.53%
Portfolio turnover rate	1,097%	1,309%	1,107%	771%	985%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
Advisor Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$41.72	$46.17	$62.98	$70.84	$64.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.67)	(1.35)	(2.05)	(3.30)	(1.95)
Net gain (loss) on investments (realized and unrealized)	3.68	(3.10)	(14.76)	(4.56)	8.03
Total from investment operations	2.01	(4.45)	(16.81)	(7.86)	6.08
Net asset value, end of period	$43.73	$41.72	$46.17	$62.98	$70.84

Total Return[b]	4.87%	(9.64%)	(26.75%)	(11.08%)	9.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,679	$11,776	$199,137	$44,798	$66,668
Ratios to average net assets:
Net investment income (loss)	(3.69%)	(3.29%)	(4.22%)	(5.28%)	(2.79%)
Total expenses[d]	3.72%	3.45%	4.38%	5.56%	3.09%
Portfolio turnover rate	1,097%	1,309%	1,107%	771%	985%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$42.77	$47.18	$64.00	$71.82	$65.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.73)	(1.35)	(2.25)	(3.20)	(1.75)
Net gain (loss) on investments (realized and unrealized)	3.64	(3.06)	(14.57)	(4.62)	8.08
Total from investment operations	1.91	(4.41)	(16.82)	(7.82)	6.33
Net asset value, end of period	$44.68	$42.77	$47.18	$64.00	$71.82

Total Return[b]	4.51%	(9.43%)	(26.25%)	(10.86%)	9.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,859	$32,842	$37,607	$73,475	$80,151
Ratios to average net assets:
Net investment income (loss)	(3.73%)	(3.20%)	(4.24%)	(5.03%)	(2.47%)
Total expenses[d]	3.78%	3.37%	4.38%	5.31%	2.77%
Portfolio turnover rate	1,097%	1,309%	1,107%	771%	985%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014[c]	2013[c]	2012[c]	2011[c]	2010[c]
Per Share Data
Net asset value, beginning of period	$38.92	$43.25	$59.09	$66.81	$61.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.86)	(1.50)	(2.40)	(3.40)	(2.15)
Net gain (loss) on investments (realized and unrealized)	3.29	(2.83)	(13.44)	(4.32)	7.57
Total from investment operations	1.43	(4.33)	(15.84)	(7.72)	5.42
Net asset value, end of period	$40.35	$38.92	$43.25	$59.09	$66.81

Total Return[b]	3.73%	(10.06%)	(26.82%)	(11.53%)	8.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,323	$55,404	$69,472	$114,470	$140,451
Ratios to average net assets:
Net investment income (loss)	(4.45%)	(3.96%)	(4.98%)	(5.78%)	(3.17%)
Total expenses[d]	4.49%	4.13%	5.12%	6.06%	3.47%
Portfolio turnover rate	1,097%	1,309%	1,107%	771%	985%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 11 in Notes to Financial Statements.

[d]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years ended would be:

	03/31/14	03/28/13	03/31/12	03/31/11	03/31/10
Investor Class	1.41%	1.39%	1.39%	1.42%	1.41%
Advisor Class	1.91%	1.88%	1.87%	1.91%	1.91%
A-Class	1.66%	1.64%	1.65%	1.67%	1.66%
C-Class	2.41%	2.39%	2.40%	2.42%	2.41%

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”) as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At March 31, 2014, the Trust consisted of fifty-one separate funds. This report covers the Inverse Government Long Bond Strategy Fund (the “Fund”). Only A-Class, C-Class, Advisor Class and Investor Class shares had been issued by the Fund.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, which may cause the Fund to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Fund’s securities are supplied primarily by pricing services approved by the Board of Trustees. A Valuation Committee (“Valuation Committee”) is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The Valuation Committee will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Trustees, regularly review procedures used by, and valuations provided by, the pricing services.

The NAV is calculated at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of the Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2014, NAV.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

U.S. government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at

THE RYDEX FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury yields, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

C. Distributions of net investment income in the Fund and distributions of net realized gains, if any, in the Fund are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

G. The Fund may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution fees relating to A-Class shares and service

16 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

and distribution fees related to Advisor Class shares and C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the Fund on a pro rata basis upon the respective aggregate net assets of each Fund in the Trust.

I. Throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Fund utilizes short sales and a variety of derivative instruments including futures. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

As investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, leverage risk. The Fund's use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.

In conjunction with the use of short sales and futures, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at the annualized rate of 0.90% of the average daily net assets of the Fund.

RFS provides transfer agent and administrative services to the Fund calculated at an annual percentage rate of 0.25% of the average daily net assets the Fund.

RFS also provides accounting services to the Fund for fees calculated at annualized rates below, based on the average daily net assets of the Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares and for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may

THE RYDEX FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (continued)

receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, GFD will receive shareholder servicing fees from the Fund at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial advisor an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial advisor. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2014, GFD retained sales charges of $ 333,837 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2014:

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
	In Securities	Instruments*	In Securities	In Securities	Total
Assets
Inverse Government Long Bond Strategy Fund	$—	$—	$617,703,167	$—	$617,703,167

Liabilities
Inverse Government Long Bond Strategy Fund	$151,975,530	$469,875	$—	$—	$152,445,405

* Other financial instruments may include futures contracts, which are reported as unrealized gain/loss at period end.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

For the year ended March 31, 2014, there were no transfers between levels.

18 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and
Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.01%			0.00%
Due 04/01/14	$519,000,000	$519,000,144	11/15/39 - 05/15/40	$1,347,115,400	$529,380,006
RBC Capital Markets			U.S. TIP Notes
0.02%			0.13% - 2.50%
Due 04/01/14	219,000,000	219,000,091	07/15/16 - 07/15/22	156,009,700	175,640,035
			U.S. Treasury Strips
			0.00%
			11/15/26 - 02/15/36	81,000,000	47,740,000
Mizuho Financial Group, Inc.			U.S. Treasury Notes
0.01%			1.25% - 7.88%
Due 04/01/14	148,095,295	148,095,336	08/15/15 - 02/15/21	137,725,900	151,057,202
Deutsche Bank			U.S. Treasury Note
0.02%			0.88%
Due 04/01/14	69,000,000	69,000,038	09/15/16	70,039,600	70,380,047

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity
Inverse Government Long Bond Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Fund’s net assets on a daily basis.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short
Inverse Government Long Bond Strategy Fund	—	60%

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2014:

Derivative Investment Type	Liability Derivatives
Interest Rate contracts	Variation margin

THE RYDEX FUNDS ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2014:

Liability Derivative Investments Value
Futures
Interest Rate
Fund	Contracts*
Inverse Government Long Bond Strategy Fund	$469,875

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures
Interest Rate
Fund	Contracts
Inverse Government Long Bond Strategy Fund	$11,741,466

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures
Interest Rate
Fund	Contracts
Inverse Government Long Bond Strategy Fund	$(265,527)

7. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Fund was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred

20 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Inverse Government Long Bond Strategy Fund	$88,415,754

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Inverse Government Long Bond Strategy Fund	$—	$—	$—

The tax character of distributions paid during the year ended March 28, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Inverse Government Long Bond Strategy Fund	$—	$—	$—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2014 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward[1]
Inverse Government Long Bond Strategy Fund	$—	$—	$(4,283,278)	$(359,247,934)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

								Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited	Unlimited	Capital Loss
Fund	2015	2016	2017	2018	2019	Short-Term	Long-Term	Carryforward
Inverse Government Long Bond Strategy Fund	$(60,731,802)	$(2,188,094)	$(24,167,315)	$(68,305,233)	$(23,242,075)	$(153,818,597)	$(26,794,818)	$(359,247,934)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to late year loss deferrals, losses deferred due to wash sales, and mark-to market adjustments on futures contracts. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on the net assets or NAV per share.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Inverse Government Long Bond Strategy Fund	$(96,011,523)	$13,798,580	$82,212,943

THE RYDEX FUNDS ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Inverse Government Long Bond Strategy Fund	$619,545,056	$—	$(1,841,889)	$(1,841,889)

Pursuant to Federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2014, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2014:

Fund	Ordinary	Capital
Inverse Government Long Bond Strategy Fund	$(4,248,821)	$—

8. Securities Transactions

For the year ended March 31, 2014, the cost of purchases and proceeds from sales of government securities were:

Fund	Purchases	Sales
Inverse Government Long Bond Strategy Fund	$(2,492,839,327)	$(2,488,959,279)

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2014. The Fund did not have any borrowings under this agreement at March 31, 2014.

The average daily balances borrowed for the year ended March 31, 2014 were as follows:

Fund	Average Daily Balance
Inverse Government Long Bond Strategy Fund	$72,863

10. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

22 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to the plaintiff’s claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. The complaint identifies a putative defendant class comprised of all entities who received proceeds from the merger transaction in exchange for their shares.

The Court has ordered the parties to meet and confer on or before May 9, 2014 regarding a possible schedule for the defendants to respond to the amended complaints. The Court has scheduled a status conference for May 29, 2014 to address the parties’ proposed schedule.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

11. Reverse Share Split

The Inverse Government Long Bond Strategy Fund underwent a one-for-five reverse share split effective February 21, 2014. The effect of the transaction was to divide the number of outstanding shares of the Fund by five, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the statement of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to February 21, 2014 have been restated to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.

THE RYDEX FUNDS ANNUAL REPORT | 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Inverse Government Long Bond Strategy Fund (one of the series constituting the Rydex Series Funds) (the “Fund”) as of March 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Inverse Government Long Bond Strategy Fund, a series of the Rydex Series Funds, at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 22, 2014

24 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds will be consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD will serve as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

THE RYDEX FUNDS ANNUAL REPORT | 25

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INTERESTED TRUSTEES

			Number of
			Portfolios in	Other
	Position(s) Held with the		Fund Complex	Directorships
Name and Year	Trust, Term of Office and	Principal Occupation(s)	Overseen by	Held by
of Birth of Trustee	Length of Time Served	During Past 5 Years	Trustee**	Trustee

Donald C. Cacciapaglia* (1951)	Trustee from 2012 to present.	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012–present); Vice Chairman, Guggenheim Investments (2010–present). Former: Chairman and Chief Executive Officer, Channel Capital Group, Inc. (2002–2010).	214	Delaware Life (2013–present); Guggenheim Life and Annuity Company (2011–present); Paragon Life Insurance Company of Indiana (2011–present).

INDEPENDENT TRUSTEES

Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired.	131	None.

J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	Trustee of Epiphany Funds (4) (2009–present).

John O. Demaret (1940)	Trustee from 1998 to present and Chairman of the Board from 2006 to present; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	None.

26 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

INDEPENDENT TRUSTEES - concluded

			Number of
			Portfolios in	Other
	Position(s) Held with the		Fund Complex	Directorships
Name and Year	Trust, Term of Office and	Principal Occupation(s)	Overseen by	Held by
of Birth of Trustee	Length of Time Served	During Past 5 Years	Trustee**	Trustee

Werner E. Keller (1940)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005–present).	131	None.

Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996–present).	131	Board of Directors of US Global Investors (GROW) (1995–present).

Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	131	None.

Roger Somers (1944)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Current: Founder and Chief Executive Officer, Arrow Limousine (1962–present).	131	None.

OFFICERS

Name, Address	Position(s) Held with
and Year of	the Trust, Term of Office and	Principal Occupation(s)
Birth of Officer	Length of Time Served	During Past 5 Years

Donald C. Cacciapaglia (1951)	President (2012–present).	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012–present); Vice Chairman, Guggenheim Investments (2010–present).

Former: Chairman and Chief Executive Officer, Channel Capital Group Inc. (2002–2010).

Michael P. Byrum (1970)	Vice President (1999–present).	Current: Senior Vice President, Security Investors, LLC (2010–present); President and Chief Investment Officer, Rydex Holdings, LLC (2008–present); Director and Chairman, Advisory Research Center, Inc. (2006–present); Manager, Guggenheim Specialized Products, LLC (2005–present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009–2010) and Secretary (2002–2010), Rydex Fund Services, LLC; Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010) and Secretary (2002–2010), Rydex Advisors, LLC; Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010) and Secretary (2002–2010), Rydex Advisors II, LLC.

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.
**	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. Information provided is as of the date of this report.

THE RYDEX FUNDS ANNUAL REPORT | 27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

OFFICERS – concluded

Name, Address	Position(s) Held with
and Year of	the Trust, Term of Office and	Principal Occupation(s)
Birth of Officer	Length of Time Served	During Past 5 Years

Nikolaos Bonos (1963)	Vice President and Treasurer (2003–present).

Current: Treasurer and Vice President, certain other funds in the Fund Complex (2003–present); Senior Vice President, Security Investors, LLC (2010–present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009–present); President and Chief Executive Officer, Rydex Fund Services, LLC (2009–present); Vice President, Rydex Holdings, LLC (2008–present).

Former: Senior Vice President, Security Global Investors, LLC (2010–2011); Senior Vice President, Rydex Advisors, LLC (2006–2011); Senior Vice President, Rydex Advisors II, LLC (2006–2011).

Elisabeth Miller (1968)	Chief Compliance Officer (2012–present).	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012–present); Chief Compliance Officer, Security Investors, LLC (2012–present); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012–present); Vice President, Guggenheim Funds Distributors, LLC (2014–present).

Former: Chief Compliance Officer, Guggenheim Distributors, LLC (2009–2014); Senior Manager, Security Investors, LLC (2004–2009); Senior Manager, Guggenheim Distributors, LLC (2004–2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006–present).	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006–present); Vice President, Security Investors, LLC (2010–present); Chief Financial Officer and Manager, Guggenheim Specialized Products, LLC (2009–present).

Former: Vice President, Security Global Investors, LLC (2010–2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Amy J. Lee (1961)	Vice President (2009–present) and Secretary (2012–present).	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013–present); Senior Managing Director, Guggenheim Investments (2012–present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012).

28 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim

THE RYDEX FUNDS ANNUAL REPORT | 29

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

30 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2014

Guggenheim Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
(Formerly, Guggenheim U.S. Long Short Momentum Fund)
Guggenheim Event Driven and Distressed Strategies Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

RSTF-ANN-0314x0315	guggenheiminvestments.com

Go Green! Eliminate Mailbox Clutter

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

■	View online confirmations and statements at your convenience.

■	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

■	Access prospectuses, annual reports and semiannual reports online.

If you have questions about the Guggenheim Investments eDelivery service, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0414 x0415 #12604

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

March 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for two Guggenheim Alternatives Funds, two Rydex International Equity Funds and a Rydex Fixed Income Fund (“the Funds”), which had an inception date of October 8, 2013. Performance for the other Funds in this report covers performance for the one-year period ended March 31, 2014.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

April 30, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alternative funds may not be suitable for all investors because of the sophisticated and aggressive investment techniques the funds employ, such as leverage, derivatives and short selling. • The more you invest in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. • The use of derivatives such as futures, options and swap agreements may expose an investment to additional risks that it would not be subject to if you invested directly in the securities underlying those derivatives. • Additionally, certain alternative strategies tied to hard assets such as commodities, currencies and real estate, may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, such as droughts, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. • No investment strategy can guarantee a return in a declining market. Additionally, an investor could lose all or a substantial amount of their investment.

The Long Short Equity Fund is subject to a number of risks and is not suitable for all investors. • The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those leveraged investments. • The Fund’s investments in developed and emerging foreign markets may increase the Fund’s volatility due to the impact of diplomatic, political or economic developments on the country in question. • Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. • The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. • In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks. • Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

March 31, 2014

The Event Driven and Distressed Strategies Fund is subject to a number of risks and is not suitable for all investors. • The Fund’s use of derivatives such as futures, options, structured notes, exchange-traded notes and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The Fund’s investments in foreign markets may increase the Fund’s volatility due to the impact of diplomatic, political or economic developments on the country in question. • Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. •The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. • The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. • The Fund’s exposure to the event driven market is considered speculative and may subject the Fund to additional losses. • In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus. • The Leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. • Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. • A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. • The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. • The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. • The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • See the prospectus for more information on these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2014

Investment markets continued to rally through the 12 months ended March 31, 2014, thanks to a steadily improving U.S. economy and ongoing U.S. central bank easing. Contributing to performance of equities were growing confidence in the sustainability of the U.S. economic recovery, favorable corporate profit growth, supportive valuations, interest rates below their long-run level, and positive inflows, as investors concerned about the end of quantitative easing and its impact on interest rates rotated out of fixed-income investments into equities.

An issue during the period was when the U.S. Federal Reserve (the “Fed”) would start to scale back its asset purchases, particularly since equity markets were strong while abundant liquidity and steady easing had produced a benign credit environment with low default rates. Speculation that tapering would start mid-2013 touched off market volatility and a jump in Treasury yields in May, which moderated after the Fed refrained from easing in September. That, along with the resolution of issues related to a government shutdown in October and eventual agreement on raising the debt ceiling, set the stage for an equity rally on the back of stronger economic growth that lasted into the new year.

After announcing in December 2013 that, based on positive economic data and a better jobs picture, it would reduce its monthly bond purchases by $10 billion, tapering finally began in January 2014. The Fed continued to taper even after acknowledging in March that the economy had slowed during the winter months, which were unusually harsh for much of the U.S. By April, it was buying only $55 billion a month, down from $85 billion in December 2013.

In March 2014, while noting that the U.S. economy has not yet reached full employment, the Fed also unlinked attainment of a 6.5% unemployment level with a potential rate hike, since the unemployment rate in February was approaching that level. Revised guidance from new Fed Chair Janet Yellen seemed to indicate that a rise might not be considered until mid-2015, at the earliest, although she stressed that it would depend on labor market conditions and the inflation rate. Still, the date was earlier than many market participants had expected, which knocked the market off record highs reached earlier in the six-month period.

Even though upcoming economic reports may reflect the impacts from the severe winter weather, and international tensions remain high, the arrival of spring was expected to return the U.S. economy to its improving trend. Pent-up demand resulting from the huge gap in household formation over the prior several years continues to buoy the housing market, while a pickup in global demand bodes well for the U.S. manufacturing sector. Consumption is rising due to an increase in net worth, resulting from the rebound in housing and asset prices, which has boosted retail sales, and consumer sentiment measures. The consensus expectation for 2014 growth stands at 3.0%, compared with 1.9% for 2013.

Overseas, the picture is mixed. Relations between Russia and the West have sunk to levels not seen since the Cold War. Investors can expect ongoing instability in the region, which is likely to keep U.S. interest rates subdued for the time being. Europe seems to be on more solid economic footing, with data suggesting growth has improved in the core, and even more so in peripheral countries. Japan’s economic growth is slowing, but should regain momentum after the Bank of Japan implements more monetary accommodation. China’s economy, while facing a number of structural challenges, should begin to stabilize as policymakers take actions to prevent a hard landing.

Momentum driven by the favorable macro environment is supporting equities and moving spreads tighter, helping perpetuate the risk-on mode that has prevailed in the U.S. since 2008. Investors who want income will have to keep investing, but buying cheap securities may be a thing of the past. Recent volatility indicates that investors must guard against becoming complacent about the quality of investments they make and their inherent risks. The Fed continues pumping enormous amounts of liquidity into the system, but with little expectation that it will raise interest rates before 2015, the expansion is likely to continue. Even when the Fed does hike, it typically takes another two years before a recession threatens growth. While the economy may be entering a new era where interest rates head higher over the long term, there is likely a ceiling on how high rates can rise in advance of eventual monetary tightening.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2014

For the 12 months ended March 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.86%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 17.56%. The return of the MSCI Emerging Markets Index* was 1.43%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -0.10% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.54%. The return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index tracks the performance of U.S. dollar-denominated emerging market and cross-over sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Credit Suisse Event Driven Liquid Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of event driven hedge fund managers, as represented by the Event Driven sector of the Dow Jones Credit Suisse Hedge Fund Index.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity market. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of the market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. equity market.

Russell 3000® Index measures the performance of the largest 3000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Rydex Emerging Markets 2x Strategy Fund and Rydex Inverse Emerging Markets 2x Strategy Fund described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%– in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2013 and ending March 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Table 1. Based on actual Fund return[3]

Long Short Equity Fund
A-Class	2.36%	4.73%	$1,000.00	$1,047.30	$12.05
C-Class	3.11%	4.32%	1,000.00	1,043.20	15.84
H-Class	2.35%	4.71%	1,000.00	1,047.10	11.99
Institutional Class	2.10%	4.81%	1,000.00	1,048.10	10.72

Event Driven and Distressed Strategies Fund
A-Class	1.90%	5.19%	1,000.00	1,051.90	9.72
C-Class	2.65%	4.77%	1,000.00	1,047.70	13.53
H-Class	1.90%	5.19%	1,000.00	1,051.90	9.72
Institutional Class	1.65%	5.32%	1,000.00	1,053.20	8.45

Emerging Markets 2x Strategy Fund
A-Class	1.76%	(1.97%)	1,000.00	980.30	8.69
C-Class	2.66%	(2.30%)	1,000.00	977.00	13.11
H-Class	1.75%	(2.11%)	1,000.00	978.90	8.63

Inverse Emerging Markets 2x Strategy Fund
A-Class	1.76%	(3.07%)	1,000.00	969.30	8.64
C-Class	2.43%	(3.50%)	1,000.00	965.00	11.90
H-Class	1.76%	(3.17%)	1,000.00	968.30	8.64

Emerging Markets Bond Strategy Fund[4]
A-Class	1.83%	0.72%	1,000.00	1,007.20	8.76	[5]
C-Class	2.39%	0.40%	1,000.00	1,004.00	11.42	[5]
H-Class	1.64%	0.80%	1,000.00	1,008.00	7.85	[5]

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2013	March 31, 2014	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)

Long Short Equity Fund
A-Class	2.36%	5.00%	$1,000.00	$1,013.16	$11.85
C-Class	3.11%	5.00%	1,000.00	1,009.42	15.58
H-Class	2.35%	5.00%	1,000.00	1,013.21	11.80
Institutional Class	2.10%	5.00%	1,000.00	1,014.46	10.55

Event Driven and Distressed Strategies Fund
A-Class	1.90%	5.00%	1,000.00	1,015.46	9.55
C-Class	2.65%	5.00%	1,000.00	1,011.72	13.29
H-Class	1.90%	5.00%	1,000.00	1,015.46	9.55
Institutional Class	1.65%	5.00%	1,000.00	1,016.70	8.30

Emerging Markets 2x Strategy Fund
A-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
C-Class	2.66%	5.00%	1,000.00	1,011.67	13.34
H-Class	1.75%	5.00%	1,000.00	1,016.21	8.80

Inverse Emerging Markets 2x Strategy Fund
A-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
H-Class	1.76%	5.00%	1,000.00	1,016.16	8.85

Emerging Markets Bond Strategy Fund
A-Class	1.83%	5.00%	1,000.00	1,015.11	8.79
C-Class	2.39%	5.00%	1,000.00	1,012.44	11.46
H-Class	1.64%	5.00%	1,000.00	1,016.02	7.88

[1]	This ratio represents annualized net expenses, which includes interest and dividend expense. Excluding these expenses, the operating expense ratios would be:

	Long Short Equity Fund	Emerging Markets Bond Strategy Fund
A-Class	1.67%	1.58%
C-Class	2.42%	2.32%
H-Class	1.67%	1.57%
Institutional Class	1.42%	–

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2013 to March 31, 2014.
[4]	Since commencement of operations: October 8, 2013.

[5]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 174/365 (to reflect the since inception period).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended March 31, 2014, the Long Short Equity Fund H-Class (formerly, the U.S. Long Short Momentum Fund) returned 11.75%.

The Fund’s Board of Trustees approved changes to the Fund effective October 30, 2013: a name change, new principal investment strategies and a new benchmark. The change of investment strategies better aligns the risk and return profile of the Fund with its new HFRX Equity Hedge Index benchmark and the long/short equity peer universe.

The Fund’s new benchmark, the HFRX Equity Hedge Index, returned 7.03% for the one-year period ended March 31, 2014, but it was the benchmark only from October 31, 2013 through March 31, 2014. The Fund’s previous benchmark, the Russell 3000, returned 22.61% for the one-year period.

The annualized risk for the Fund was 6.0%, roughly in line with the 5.4% annualized risk of the HFRX Equity Hedge Index, and significantly lower than the risk level of a long-only equity index.

Trend-based strategies performed well through much of the twelve month period ended March 31, 2014. Our industry, stock and style tilts–each of which seeks to capture market trends through price momentum–all contributed positive returns to Fund performance.

Industry tilts based on momentum performed particularly well during the second calendar quarter of 2013. Overweights in Media, Auto Components, Internet & Catalog Retail, and Biotechnology companies, as well as short positions in Metals & Mining companies, produced gains for the Fund.

Stock tilts excelled during the second and third calendar quarters of 2013. During this period, Exxon Mobil, IBM, and Nu Skin Enterprises, Inc. were the three biggest contributors to returns on the long side, while Allied Nevada and Walter Energy short positions contributed significant positive returns to the Fund.

Style tilts produced their largest gains in the fourth calendar quarter of 2013, with underweights of Book/Price and overweights of the Revenue/Price style both adding significant value to Fund performance.

The Fund’s assets can be subdivided into long and short positions. During the trailing twelve months, the long basket represented 67% of assets on average, while the short, or hedging, basket averaged 23% of assets. The balance of Fund assets was allocated to cash during this time due to a lack of attractive shorting opportunities.

The strength of equity markets resulted in a contribution of 18.3% to the Fund’s returns from the long equity basket. Grossing up long-basket returns highlights the value added by this portfolio of stocks relative to a long-only equity benchmark. A full 100% allocation to the Fund’s long equity basket would have returned 27.3%, 4.9% better than a traditional capitalization-weighted basket representing the Russell 1000 Index, which returned 22.4% during the period.

In the last month of this reporting period, we saw a significant rotation in market leadership as high momentum names fell dramatically and low momentum names outperformed the market. This resulted in negative alpha generation for our short basket during the first calendar quarter of 2014. In spite of this, our short basket still generated positive alpha for the trailing twelve month period. A full -100% allocation to our short basket would have returned -18.0%, versus a -22.4% return if an investor simply shorted the Russell 1000 Index, an improvement of 4.4% over this alternative hedging approach. While our hedging approach outperformed a whole market hedge, the rising prices of our hedging basket did create a -4.1% contribution to Fund returns. Transaction costs and Fund expenses also reduced returns costing the Fund -2.6% during the year.

Performance displayed represents past performance which is no guarantee of future results.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Dates:
A-Class	March 31, 2004
C-Class	March 22, 2002
H-Class	March 22, 2002
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)
Lexmark International, Inc. — Class A	0.6%
Copa Holdings S.A. — Class A	0.6%
Advanced Micro Devices, Inc.	0.6%
Harsco Corp.	0.6%
Thor Industries, Inc.	0.6%
Alaska Air Group, Inc.	0.6%
Diebold, Inc.	0.6%
Kronos Worldwide, Inc.	0.6%
Freescale Semiconductor Ltd.	0.6%
Service Corporation International	0.6%
Top Ten Total	6.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2014

	1 Year	5 Year	10 Year
A-Class Shares	11.80%	11.90%	4.73%
A-Class Shares with sales charge†	6.50%	10.82%	4.23%
C-Class Shares	10.97%	11.08%	3.98%
C-Class Shares with CDSC‡	9.97%	11.08%	3.98%
H-Class Shares	11.75%	11.90%	4.77%
Russell 3000 Index	22.61%	21.93%	7.86%
HFRX Equity Hedge Index	7.03%	3.14%	0.22%

		Since
		Inception
	1 Year	(11/30/11)
Institutional Class Shares	12.06%	9.33%
Russell 3000 Index	22.61%	22.25%
HFRX Equity Hedge Index	7.03%	6.93%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Index and the HFRX Equity Hedge Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2014
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 65.9%

CONSUMER DISCRETIONARY - 18.4%
Thor Industries, Inc.[1]	5,400	$329,724
Service Corporation International[1]	16,303	324,104
Leggett & Platt, Inc.[1]	9,731	317,620
John Wiley & Sons, Inc. — Class A1	5,498	316,905
Hyatt Hotels Corp. — Class A*,1	5,866	315,649
Darden Restaurants, Inc.[1]	6,217	315,575
Lear Corp.[1]	3,742	313,281
BorgWarner, Inc.[1]	5,060	311,038
Ford Motor Co.[1]	19,893	310,331
Allison Transmission Holdings, Inc.	10,363	310,268
Liberty Interactive Corp. — Class A*,1	10,677	308,245
Gentex Corp.[1]	9,746	307,291
Harley-Davidson, Inc.[1]	4,600	306,406
TRW Automotive Holdings Corp.*,1	3,746	305,749
Regal Entertainment Group — Class A1	16,252	303,587
Clear Channel Outdoor Holdings, Inc. — Class A1	33,290	303,272
Johnson Controls, Inc.[1]	6,366	301,239
Wendy’s Co.[1]	32,900	300,048
Six Flags Entertainment Corp.[1]	7,455	299,318
Expedia, Inc.[1]	4,095	296,887
Penn National Gaming, Inc.*,1	24,091	296,801
Goodyear Tire & Rubber Co.[1]	11,304	295,374
News Corp. — Class A*,1	17,000	292,740
Cablevision Systems Corp. — Class A1	17,272	291,379
Choice Hotels International, Inc.[1]	6,300	289,800
Taylor Morrison Home Corp. — Class A*,1	12,298	289,003
General Motors Co.[1]	8,300	285,686
Groupon, Inc. — Class A*,1	36,280	284,434
Priceline Group, Inc.*,1	231	275,327
Liberty Ventures*,1	2,107	274,605
Amazon.com, Inc.*,1	800	269,216
SeaWorld Entertainment, Inc.[1]	8,903	269,138
TripAdvisor, Inc.*,1	2,877	260,627
zulily, Inc. — Class A*,2	5,037	252,807
HomeAway, Inc.*,1	6,622	249,451
Delphi Automotive plc[1]	3,670	249,046
Netflix, Inc.*,1	685	241,141
Morningstar, Inc.[1]	193	15,251
Brinker International, Inc.[1]	100	5,245
Total Consumer Discretionary		10,883,608
INFORMATION TECHNOLOGY - 15.4%
Lexmark International, Inc. — Class A1	7,440	344,398
Advanced Micro Devices, Inc.*,1,2	83,807	336,066
Diebold, Inc.[1]	8,181	326,340
Freescale Semiconductor Ltd.*,1	13,304	324,751
CommScope Holding Company, Inc.*,1	12,928	319,063
Atmel Corp.*,1	38,150	318,934
Maxim Integrated Products, Inc.[1]	9,527	315,534
JDS Uniphase Corp.*,1	22,352	312,928
NCR Corp.*,1	8,523	311,516
Fairchild Semiconductor International, Inc. — Class A*,1	22,552	310,992
Science Applications International Corp.[1]	8,293	310,075
Silicon Laboratories, Inc.*,1	5,915	309,059
Ingram Micro, Inc. — Class A*,1	10,412	307,779
AOL, Inc.*,1	6,950	304,202
Compuware Corp.[1]	28,551	299,785
VeriSign, Inc.*,1	5,530	298,122
Equinix, Inc.*,1	1,610	297,592
EchoStar Corp. — Class A*,1	6,238	296,679
Akamai Technologies, Inc.*,1	5,066	294,892
Solera Holdings, Inc.[1]	4,577	289,907
Rovi Corp.*,1	12,542	285,706
CDW Corp.[1]	10,242	281,040
Polycom, Inc.*,1	20,382	279,641
LinkedIn Corp. — Class A*,1	1,497	276,855
IAC/InterActiveCorp[1]	3,864	275,851
Rackspace Hosting, Inc.*,1	8,266	271,290
Twitter, Inc.*,2	5,700	266,019
NetApp, Inc.[1]	7,148	263,761
Leidos Holdings, Inc.[1]	6,348	224,529
FactSet Research Systems, Inc.[1]	1,959	211,200
Pandora Media, Inc.*,1	4,921	149,205
Fortinet, Inc.*,1	5,119	112,772
Total Information Technology		9,126,483
INDUSTRIALS - 13.4%
Copa Holdings S.A. — Class A1	2,326	337,712
Harsco Corp.[1]	14,197	332,636
Alaska Air Group, Inc.[1]	3,505	327,052
TransDigm Group, Inc.[1]	1,731	320,581
Southwest Airlines Co.[1]	13,524	319,302
L-3 Communications Holdings, Inc.[1]	2,700	319,005
Landstar System, Inc.[1]	5,322	315,169
B/E Aerospace, Inc.*,1	3,621	314,267
Northrop Grumman Corp.[1]	2,542	313,632
Con-way, Inc.[1]	7,623	313,153
Delta Air Lines, Inc.[1]	8,951	310,152
Triumph Group, Inc.[1]	4,799	309,919
Alliant Techsystems, Inc.[1]	2,167	308,039
Textron, Inc.[1]	7,800	306,462
Kirby Corp.*,1	3,026	306,383
Spirit AeroSystems Holdings, Inc. — Class A*,1	10,800	304,452
Lockheed Martin Corp.[1]	1,864	304,279
Huntington Ingalls Industries, Inc.[1]	2,972	303,917
American Airlines Group, Inc.*	8,200	300,120
Hexcel Corp.*,1	6,886	299,816
General Dynamics Corp.[1]	2,745	298,985
Regal-Beloit Corp.[1]	4,079	296,585
Rockwell Collins, Inc.[1]	3,718	296,213
United Continental Holdings, Inc.*	6,621	295,495
Exelis, Inc.[1]	14,642	278,344
Hubbell, Inc. — Class B1	1,612	193,230
United Technologies Corp.[1]	113	13,203
Total Industrials		7,938,103
HEALTH CARE - 12.6%
Hospira, Inc.*,1	7,289	315,250
Covance, Inc.*,1	3,000	311,700
Merck & Company, Inc.[1]	5,466	310,305
Health Net, Inc.*,1	9,091	309,185

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2014
LONG SHORT EQUITY FUND

	Shares	Value

Eli Lilly & Co.[1]	5,247	$308,838
PerkinElmer, Inc.[1]	6,800	306,408
Bio-Rad Laboratories, Inc. — Class A*,1	2,345	300,441
Premier, Inc. — Class A*,1	9,115	300,339
Allergan, Inc.[1]	2,414	299,577
Bruker Corp.*,1	13,066	297,774
Techne Corp.[1]	3,478	296,917
Cubist Pharmaceuticals, Inc.*,1	3,939	288,138
QIAGEN N.V.*,1	13,600	286,824
Myriad Genetics, Inc.*,2	8,336	285,008
Mettler-Toledo International, Inc.*,1	1,200	282,816
Salix Pharmaceuticals Ltd.*,1	2,697	279,436
Mylan, Inc.*,1	5,607	273,790
Jazz Pharmaceuticals plc*,1	1,973	273,616
BioMarin Pharmaceutical, Inc.*,1	3,962	270,248
Theravance, Inc.*,1	8,680	268,559
Seattle Genetics, Inc.*,1	5,859	266,936
Vertex Pharmaceuticals, Inc.*,1	3,728	263,644
Medivation, Inc.*,1	3,994	257,094
Incyte Corporation Ltd.*,1	4,400	235,488
Pharmacyclics, Inc.*,1	2,200	220,484
United Therapeutics Corp.*,1	2,000	188,060
Waters Corp.*,1	1,100	119,251
AmerisourceBergen Corp. — Class A1	826	54,177
Total Health Care		7,470,303
MATERIALS - 2.9%
Kronos Worldwide, Inc.[1]	19,473	324,809
Greif, Inc. — Class A1	6,028	316,410
Domtar Corp.[1]	2,800	314,216
Eagle Materials, Inc.[1]	3,482	308,714
Huntsman Corp.[1]	10,307	251,697
Bemis Company, Inc.[1]	4,924	193,218
Total Materials		1,709,064
FINANCIALS - 1.7%
Interactive Brokers Group, Inc. — Class A1	13,912	301,473
SEI Investments Co.[1]	6,639	223,137
Bank of Hawaii Corp.[1]	3,505	212,438
Chimera Investment Corp.[1]	43,232	132,290
Artisan Partners Asset Management,
Inc. — Class A1	2,021	129,849
Total Financials		999,187
ENERGY - 0.5%
PBF Energy, Inc. — Class A1	12,323	317,933
TELECOMMUNICATION SERVICES - 0.5%
Windstream Holdings, Inc.[1,2]	38,291	315,518
CONSUMER STAPLES - 0.5%
Avon Products, Inc.[1]	16,928	247,827
Total Common Stocks
(Cost $35,769,537)		39,008,026

	Face Amount

REPURCHASE AGREEMENTS††,3 - 41.0%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$13,176,095	13,176,095
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	5,559,855	5,559,855
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	3,759,764	3,759,764
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	1,751,735	1,751,735
Total Repurchase Agreements
(Cost $24,247,449)		24,247,449
SECURITIES LENDING COLLATERAL††,4 - 1.9%
Repurchase Agreements
BNP Paribas Securities Corp.
issued 03/31/14 at 0.05%
due 04/01/14	542,199	542,199
HSBC Securities, Inc.
issued 03/31/14 at 0.05%
due 04/01/14	483,808	483,808
Deutsche Bank Securities, Inc.
issued 03/31/14 at 0.05% - 0.08%
due 04/01/14	91,206	91,206
Total Securities Lending Collateral
(Cost $1,117,213)		1,117,213
Total Investments - 108.8%
(Cost $61,134,199)		$64,372,688

	Shares
COMMON STOCKS SOLD SHORT† - (21.2)%
TELECOMMUNICATION SERVICES - (0.1)%
Verizon Communications, Inc.	1,342	(63,839)
HEALTH CARE - (0.5)%
Abbott Laboratories	3,890	(149,804)
Medtronic, Inc.	2,603	(160,189)
Total Health Care		(309,993)
MATERIALS - (0.7)%
Rockwood Holdings, Inc.	1,659	(123,430)
Freeport-McMoRan Copper & Gold, Inc.	4,211	(139,258)
Southern Copper Corp.	5,060	(147,296)
Total Materials		(409,984)
INDUSTRIALS - (1.6)%
FedEx Corp.	1,132	(150,058)
Danaher Corp.	2,020	(151,500)
General Electric Co.	5,986	(154,978)
United Parcel Service, Inc. — Class B	1,598	(155,613)
3M Co.	1,150	(156,009)
Chicago Bridge & Iron Company N.V.	1,838	(160,182)
Total Industrials		(928,340)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
LONG SHORT EQUITY FUND

	Shares	Value

CONSUMER STAPLES - (1.8)%
Mondelez International, Inc. — Class A	563	$(19,452)
Estee Lauder Companies, Inc. — Class A	1,378	(92,161)
Keurig Green Mountain, Inc.	1,404	(148,248)
Kimberly-Clark Corp.	1,429	(157,547)
Procter & Gamble Co.	1,995	(160,797)
Colgate-Palmolive Co.	2,479	(160,813)
Nu Skin Enterprises, Inc. — Class A	1,989	(164,789)
Energizer Holdings, Inc.	1,654	(166,624)
Total Consumer Staples		(1,070,431)
ENERGY - (3.5)%
Pioneer Natural Resources Co.	777	(145,408)
Occidental Petroleum Corp.	1,600	(152,464)
Apache Corp.	1,860	(154,287)
National Oilwell Varco, Inc.	2,003	(155,974)
EOG Resources, Inc.	810	(158,898)
Hess Corp.	1,921	(159,212)
Oil States International, Inc.*	1,621	(159,831)
FMC Technologies, Inc.*	3,062	(160,112)
Chevron Corp.	1,355	(161,123)
Exxon Mobil Corp.	1,660	(162,149)
Halliburton Co.	2,764	(162,771)
Schlumberger Ltd.	1,683	(164,092)
ConocoPhillips	2,341	(164,689)
Total Energy		(2,061,010)
FINANCIALS - (4.9)%
Crown Castle International Corp.	260	(19,183)
General Growth Properties, Inc.	1,776	(39,072)
HCP, Inc.	3,177	(123,236)
Ocwen Financial Corp.*	3,332	(130,548)
AvalonBay Communities, Inc.	1,045	(137,229)
MBIA, Inc.*	10,295	(144,027)
Ventas, Inc.	2,411	(146,034)
Goldman Sachs Group, Inc.	903	(147,957)
Citigroup, Inc.	3,140	(149,464)
American Express Co.	1,680	(151,250)
Prologis, Inc.	3,715	(151,683)
American Tower Corp. — Class A	1,860	(152,278)
American International Group, Inc.	3,050	(152,531)
Equity Residential	2,638	(152,978)
Public Storage	911	(153,494)
Simon Property Group, Inc.	940	(154,160)
Travelers Companies, Inc.	1,840	(156,584)
Boston Properties, Inc.	1,373	(157,250)
MetLife, Inc.	2,980	(157,344)
ACE Ltd.	1,590	(157,505)
Popular, Inc.*	5,088	(157,677)
Total Financials		(2,891,484)
CONSUMER DISCRETIONARY - (8.1)%
GNC Holdings, Inc. — Class A	1,357	(59,735)
Guess?, Inc.	5,116	(141,202)
DSW, Inc. — Class A	3,944	(141,432)
Tiffany & Co.	1,668	(143,698)
LKQ Corp.*	5,460	(143,871)
Dollar General Corp.*	2,601	(144,303)
The Gap, Inc.	3,640	(145,818)
Ascena Retail Group, Inc.*	8,548	(147,709)
CarMax, Inc.*	3,160	(147,888)
Home Depot, Inc.	1,870	(147,973)
Dollar Tree, Inc.*	2,875	(150,018)
Cabela’s, Inc.*	2,295	(150,345)
Lowe’s Companies, Inc.	3,080	(150,612)
TJX Companies, Inc.	2,510	(152,232)
Urban Outfitters, Inc.*	4,180	(152,445)
O’Reilly Automotive, Inc.*	1,031	(152,990)
AutoZone, Inc.*	285	(153,074)
L Brands, Inc.	2,699	(153,222)
Ross Stores, Inc.	2,150	(153,832)
Genuine Parts Co.	1,772	(153,898)
Target Corp.	2,560	(154,906)
Murphy USA, Inc.*	3,822	(155,135)
Bed Bath & Beyond, Inc.*	2,258	(155,350)
Advance Auto Parts, Inc.	1,236	(156,354)
Aaron’s, Inc.	5,175	(156,492)
Hasbro, Inc.	2,830	(157,405)
Nordstrom, Inc.	2,521	(157,436)
Polaris Industries, Inc.	1,130	(157,872)
Kohl’s Corp.	2,821	(160,233)
Macy’s, Inc.	2,707	(160,498)
GameStop Corp. — Class A	4,006	(164,647)
Ulta Salon Cosmetics & Fragrance, Inc.*	1,754	(170,980)
Total Consumer Discretionary		(4,793,605)
Total Common Stock Sold Short
(Proceeds $12,274,261)		(12,528,686)
Total Securities Sold Short - (21.2)%
(Proceeds $12,274,261)		$(12,528,686)
Other Assets & Liabilities, net - 12.4%		7,361,265
Total Net Assets - 100.0%		$59,205,267

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at March 31, 2014.
[2]	All or portion of this security is on loan at March 31, 2014 — See Note 10.
[3]	Repurchase Agreements — See Note 5.
[4]	Securities lending collateral — See Note 10. plc — Public Limited Company

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 31, 2014

Assets:
Investments, at value - including $1,097,049 of
securities loaned
(cost $35,769,537)	$39,008,026
Repurchase agreements, at value
(cost $25,364,662)	25,364,662
Total investments
(cost $61,134,199)	64,372,688
Segregated cash with broker	8,610,375
Receivables:
Fund shares sold	156,151
Dividends	35,145
Securities lending income	4,708
Interest	15
Total assets	73,179,082
Liabilities:
Securities sold short, at value
(proceeds $12,274,261)	12,528,686
Payable for:
Upon return of securities loaned	1,117,213
Fund shares redeemed	184,753
Management fees	43,304
Distribution and service fees	25,542
Transfer agent and administrative fees	12,029
Portfolio accounting fees	4,811
Miscellaneous	57,477
Total liabilities	13,973,815
Net assets	$59,205,267
Net assets consist of:
Paid in capital	$126,283,121
Accumulated net investment loss	(238,102)
Accumulated net realized loss on investments	(69,823,816)
Net unrealized appreciation on investments	2,984,064
Net assets	$59,205,267
A-Class:
Net assets	$7,551,704
Capital shares outstanding	501,164
Net asset value per share	$15.07
Maximum offering price per share
(Net asset value divided by 95.25%)	$15.82
C-Class:
Net assets	$22,353,966
Capital shares outstanding	1,625,108
Net asset value per share	$13.76
H-Class:
Net assets	$29,287,282
Capital shares outstanding	1,937,135
Net asset value per share	$15.12
Institutional Class:
Net assets	$12,315
Capital shares outstanding	808
Net asset value per share	$15.24

STATEMENT OF
OPERATIONS

Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,576)	$737,128
Income from securities lending, net	23,265
Interest	5,667
Total investment income	766,060

Expenses:
Management fees	522,080
Transfer agent and administrative fees	145,022
Distribution and service fees:
A-Class	19,503
C-Class	230,237
H-Class	67,929
Portfolio accounting fees	58,009
Short sales dividend expense	300,947
Prime broker interest expense	94,623
Custodian fees	6,759
Trustees’ fees*	6,478
Miscellaneous	87,918
Total expenses	1,539,505
Net investment loss	(773,445)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,115,633
Futures contracts	102,660
Securities sold short	(2,855,706)
Net realized gain	7,362,587
Net change in unrealized appreciation
(depreciation) on:
Investments	(1,234,153)
Securities sold short	752,446
Futures contracts	(7,093)
Net change in unrealized appreciation
(depreciation)	(488,800)
Net realized and unrealized gain	6,873,787
Net increase in net assets resulting
from operations	$6,100,342

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(773,445)	$(472,793)
Net realized gain on investments	7,362,587	8,118,418
Net change in unrealized appreciation (depreciation) on investments	(488,800)	(7,745,424)
Net increase (decrease) in net assets resulting from operations	6,100,342	(99,799)

Distributions to shareholders from:
Net investment income
A-Class	—	(41,370)
C-Class	—	(101,016)
H-Class	—	(106,079)
Institutional Class	—	(13)
Total distributions to shareholders	—	(248,478)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,913,621	10,682,916
C-Class	1,459,676	573,881
H-Class	16,322,796	4,071,001
Institutional Class	1,001	—
Distributions reinvested
A-Class	—	40,128
C-Class	—	98,169
H-Class	—	101,654
Institutional Class	—	13
Cost of shares redeemed
A-Class	(11,324,362)	(14,166,103)
C-Class	(5,045,687)	(9,494,408)
H-Class	(16,148,434)	(32,243,335)
Institutional Class	(1,055)	—
Net decrease from capital share transactions	(9,822,444)	(40,336,084)
Net decrease in net assets	(3,722,102)	(40,684,361)

Net assets:
Beginning of year	62,927,369	103,611,730
End of year	$59,205,267	$62,927,369
Accumulated net investment loss at end of year	$(238,102)	$(392,623)

Capital share activity:
Shares sold
A-Class	345,762	809,308
C-Class	110,051	47,416
H-Class	1,125,572	313,089
Institutional Class	69	—
Shares issued from reinvestment of distributions
A-Class	—	3,136
C-Class	—	8,320
H-Class	—	7,915
Institutional Class	—	1
Shares redeemed
A-Class	(816,705)	(1,083,452)
C-Class	(384,136)	(796,553)
H-Class	(1,129,156)	(2,476,765)
Institutional Class	(69)	—
Net decrease in shares	(748,612)	(3,167,585)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
A-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$13.48	$13.28	$14.28	$12.59	$8.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.05)	.03	(.04)	(.07)
Net gain (loss) on investments
(realized and unrealized)	1.72	.30	(1.03)	1.73	4.04
Total from investment operations	1.59	.25	(1.00)	1.69	3.97
Less distributions from:
Net investment income	—	(.05)	—	—	—
Total distributions	—	(.05)	—	—	—
Redemption fees collected	—	—	—	— [b]	— [b]
Net asset value, end of period	$15.07	$13.48	$13.28	$14.28	$12.59

Total Return[c]	11.80%	1.89%	(7.00%)	13.42%	46.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,552	$13,106	$16,510	$25,447	$36,231
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(0.35%)	0.21%	(0.33%)	(0.62%)
Total expenses[e]	2.34%	1.92%	1.66%	1.71%	1.68%
Portfolio turnover rate	256%	183%	190%	231%	375%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
C-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$12.40	$12.31	$13.33	$11.85	$8.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.14)	(.07)	(.13)	(.14)
Net gain (loss) on investments
(realized and unrealized)	1.60	.28	(.95)	1.61	3.82
Total from investment operations	1.36	.14	(1.02)	1.48	3.68
Less distributions from:
Net investment income	—	(.05)	—	—	—
Total distributions	—	(.05)	—	—	—
Redemption fees collected	—	—	—	— [b]	— [b]
Net asset value, end of period	$13.76	$12.40	$12.31	$13.33	$11.85

Total Return[c]	10.97%	1.14%	(7.65%)	12.49%	45.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,354	$23,554	$32,503	$50,381	$64,918
Ratios to average net assets:
Net investment income (loss)	(1.79%)	(1.12%)	(0.54%)	(1.08%)	(1.37%)
Total expenses[e]	3.11%	2.69%	2.41%	2.46%	2.43%
Portfolio turnover rate	256%	183%	190%	231%	375%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 28,	March 31,	March 31,	March 31,
H-Class	2014	2013	2012	2011	2010
Per Share Data
Net asset value, beginning of period	$13.53	$13.33	$14.32	$12.63	$8.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.04)	.03	(.04)	(.07)
Net gain (loss) on investments
(realized and unrealized)	1.75	.29	(1.02)	1.73	4.05
Total from investment operations	1.59	.25	(.99)	1.69	3.98
Less distributions from:
Net investment income	—	(.05)	—	—	—
Total distributions	—	(.05)	—	—	—
Redemption fees collected	—	—	—	— [b]	— [b]
Net asset value, end of period	$15.12	$13.53	$13.33	$14.32	$12.63

Total Return[c]	11.75%	1.88%	(6.91%)	13.38%	46.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,287	$26,257	$54,589	$87,212	$99,418
Ratios to average net assets:
Net investment income (loss)	(1.07%)	(0.29%)	0.20%	(0.31%)	(0.63%)
Total expenses[e]	2.36%	1.88%	1.66%	1.70%	1.68%
Portfolio turnover rate	256%	183%	190%	231%	375%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	March 31,	March 28,	March 31,
Institutional Class	2014	2013	2012[d]
Per Share Data
Net asset value, beginning of period	$13.60	$13.33	$12.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.02)	.06
Net gain (loss) on investments
(realized and unrealized)	1.76	.31	.88
Total from investment operations	1.64	.29	.94
Less distributions from:
Net investment income	—	(.02)	—
Total distributions	—	(.02)	—
Net asset value, end of period	$15.24	$13.60	$13.33

Total Return[c]	12.06%	2.15%	7.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12	$11	$11
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.17%)	1.29%
Total expenses[e]	2.11%	1.72%	1.36%
Portfolio turnover rate	256%	183%	190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Redemption fees collected are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Excluding interest and dividend expense related to short sales, the operating ratios for the years or periods presented would be:

	3/31/14	3/28/13	3/31/12	3/31/11	3/31/10
A-Class	1.68%	1.65%	1.66%	1.69%	1.68%
C-Class	2.42%	2.40%	2.41%	2.44%	2.43%
H-Class	1.67%	1.65%	1.66%	1.69%	1.68%
Institutional Class	1.42%	1.41%	N/A	N/A	N/A

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

OBJECTIVE: Seeks to achieve capital growth.

The Event Driven and Distressed Strategies Fund H-Class returned 9.54% for the one-year period ended March 31, 2014. By comparison, the S&P 500 Index returned 21.86% and the Credit Suisse Event Driven Liquid Index returned 10.32%.

The Fund gains exposure to event driven and distressed situations through various exposures, such as merger arbitrage, high yield, equities, and volatility. During the period, the Fund used derivatives, such as swaps and futures, as the primary instrument to gain exposure to these factors. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

The main positive drivers of performance were the high yield and small-capitalization equity exposures. The unique Illiquidity Factor in the strategy was added to the portfolio during this period for the first time since 2010, and also contributed positively during the 12-month period. The weight of this exposure grew during the year, suggesting that Event Driven hedge-fund managers were taking greater illiquidity risk as they searched for yield. The Fund also had positive contributions from distressed equity and merger arbitrage exposures.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 30, 2010
C-Class	June 30, 2010
H-Class	June 30, 2010
Institutional Class	June 30, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

		Since
		Inception
	1 Year	(06/30/10)
A-Class Shares	9.58%	8.28%
A-Class Shares with sales charge†	4.39%	6.88%
C-Class Shares	8.74%	7.44%
C-Class Shares with CDSC‡	7.74%	7.44%
H-Class Shares	9.54%	8.28%
Institutional Class Shares	9.84%	8.55%
Credit Suisse Event Driven Liquid Index	10.32%	9.90%
S&P 500 Index	21.86%	19.78%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Event Driven Liquid Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	March 31, 2014
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 80.4%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$5,827,078	$5,827,078
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	2,458,825	2,458,825
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	1,662,741	1,662,741
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	774,698	774,698
Total Repurchase Agreements
(Cost $10,723,342)		10,723,342
Total Investments - 80.4%
(Cost $10,723,342)		$10,723,342
Other Assets & Liabilities, net - 19.6%		2,617,653
Total Net Assets - 100.0%		$13,340,995

		Unrealized
	Contracts	Loss

EQUITY FUTURES CONTRACTS PURCHASED†
June 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $1,634,080)	14	$(28,405)
INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2014 U.S. Treasury 5 Year
Note Futures Contracts
(Aggregate Value of
Contracts $6,781,219)	57	$(42,390)

	Units
OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse International, LLC
April 2014 Credit Suisse Merger
Arbitrage Liquid Index Swap
Terminating 04/22/14[3]
(Notional Value $5,600,899)	4,827	$(5,696)
Credit Suisse International, LLC
April 2014 Credit Suisse Illiquidity
Premium Liquid Index Swap
Terminating 04/22/14[4]
(Notional Value $7,054,896)	5,932	(43,322)
(Total Notional Value
$12,655,795)		$(49,018)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION SOLD††,2

		Protection				Upfront
		Premium	Maturity	Notional	Notional	Premiums	Unrealized
Index	Counterparty	Rate	Date	Principal	Value	Paid	Appreciation
CDX.HY-22 Index	Goldman Sachs International	5.00%	06/20/19	$1,000,000	$(1,074,576)	$71,388	$3,188
CDX.HY-22 Index	Barclays Bank plc	5.00%	06/20/19	6,500,000	(6,984,741)	464,020	20,722

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	Credit Default Swaps — See Note 6.
[3]	Total Return based on Credit Suisse Merger Arbitrage Liquid Index +/- financing at a variable rate.
[4]	Total Return based on Credit Suisse Illiquidity Premium Liquid Index +/- financing at a variable rate. plc — Public Limited Company

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Repurchase agreements, at value
(cost $10,723,342)	$10,723,342
Segregated cash with broker	2,119,875
Upfront premiums paid on credit default swaps	535,408
Unrealized appreciation on swap agreements	23,910
Receivables:
Fund shares sold	200,509
Variation margin	32,733
Protection fees on credit default swaps	12,507
Investment advisor	1,261
Total assets	13,649,545
Liabilities:
Unrealized depreciation on swap agreements	49,018
Payable for:
Due to broker	171,161
Fund shares redeemed	44,223
Licensing fees	21,010
Management fees	9,300
Distribution and service fees	3,005
Transfer agent and administrative fees	2,583
Portfolio accounting fees	1,033
Custodian fees	122
Miscellaneous	7,095
Total liabilities	308,550
Net assets	$13,340,995
Net assets consist of:
Paid in capital	$12,925,711
Undistributed net investment income	21,935
Accumulated net realized gain on investments	489,252
Net unrealized depreciation on investments	(95,903)
Net assets	$13,340,995
A-Class:
Net assets	$4,303,286
Capital shares outstanding	151,403
Net asset value per share	$28.42
Maximum offering price per share
(Net asset value divided by 95.25%)	$29.84
C-Class:
Net assets	$1,253,042
Capital shares outstanding	45,514
Net asset value per share	$27.53
H-Class:
Net assets	$6,809,187
Capital shares outstanding	239,565
Net asset value per share	$28.42
Institutional Class:
Net assets	$975,480
Capital shares outstanding	33,973
Net asset value per share	$28.71

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends	$17,113
Interest	2,491
Income from securities lending, net	743
Total investment income	20,347

Expenses:
Management fees	102,147
Transfer agent and administrative fees	28,374
Distribution and service fees:
A-Class	7,688
C-Class	7,931
H-Class	16,296
Portfolio accounting fees	11,350
Licensing fees	39,361
Custodian fees	1,319
Trustees’ fees*	1,022
Prime broker interest expense	74
Miscellaneous	16,805
Total expenses	232,367
Less:
Expenses waived by Advisor	(13,168)
Net expenses	219,199
Net investment loss	(198,852)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(15,466)
Swap agreements	898,731
Futures contracts	493,834
Net realized gain	1,377,099
Net change in unrealized appreciation
(depreciation) on:
Investments	(27,252)
Swap agreements	(37,161)
Futures contracts	(106,412)
Net change in unrealized appreciation
(depreciation)	(170,825)
Net realized and unrealized gain	1,206,274
Net increase in net assets resulting
from operations	$1,007,422

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(198,852)	$(90,035)
Net realized gain on investments	1,377,099	842,332
Net change in unrealized appreciation (depreciation) on investments	(170,825)	16,129
Net increase in net assets resulting from operations	1,007,422	768,426

Distributions to shareholders from:
Net realized gains
A-Class	(170,099)	—
C-Class	(44,651)	—
H-Class	(394,614)	—
Institutional Class	(60,484)	—
Total distributions to shareholders	(669,848)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	3,375,449	2,996,925
C-Class	843,617	488,372
H-Class	2,523,264	2,355,423
Institutional Class	256,708	720,286
Distributions reinvested
A-Class	163,722	—
C-Class	44,596	—
H-Class	389,688	—
Institutional Class	59,898	—
Cost of shares redeemed
A-Class	(1,418,770)	(3,657,692)
C-Class	(690,580)	(552,423)
H-Class	(2,423,769)	(2,899,724)
Institutional Class	(263,890)	(206,045)
Net increase (decrease) from capital share transactions	2,859,933	(754,878)
Net increase in net assets	3,197,507	13,548

Net assets:
Beginning of year	10,143,488	10,129,940
End of year	$13,340,995	$10,143,488
Undistributed net investment income/Accumulated net investment loss at end of year	$21,935	$(24,198)

Capital share activity:
Shares sold
A-Class	119,577	112,031
C-Class	30,556	18,959
H-Class	89,167	90,146
Institutional Class	8,974	26,823
Shares issued from reinvestment of distributions
A-Class	5,879	—
C-Class	1,649	—
H-Class	13,992	—
Institutional Class	2,130	—
Shares redeemed
A-Class	(49,520)	(138,867)
C-Class	(25,215)	(21,348)
H-Class	(86,131)	(111,346)
Institutional Class	(9,210)	(7,667)
Net increase (decrease) in shares	101,848	(31,269)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 28,	March 31,	March 31,
A-Class	2014	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$27.56	$25.37	$26.86	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.49)	(.21)	(.37)	(.33)
Net gain (loss) on investments
(realized and unrealized)	3.09	2.40	(.36)	4.27
Total from investment operations	2.60	2.19	(.73)	3.94
Less distributions from:
Net realized gains	(1.74)	—	(.76)	(2.08)
Total distributions	(1.74)	—	(.76)	(2.08)
Net asset value, end of period	$28.42	$27.56	$25.37	$26.86

Total Return[c]	9.58%	8.63%	(2.60%)	16.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,303	$2,080	$2,595	$11,591
Ratios to average net assets:
Net investment income (loss)	(1.73%)	(0.80%)	(1.43%)	(1.65%)
Total expenses[d]	2.02%	2.03%	1.93%	2.03%
Net expenses[e]	1.90%	1.91%	1.85%	1.89%
Portfolio turnover rate	161%	228%	513%	—

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 28,	March 31,	March 31,
C-Class	2014	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$26.95	$24.99	$26.67	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.67)	(.43)	(.52)	(.48)
Net gain (loss) on investments
(realized and unrealized)	2.99	2.39	(.40)	4.23
Total from investment operations	2.32	1.96	(.92)	3.75
Less distributions from:
Net realized gains	(1.74)	—	(.76)	(2.08)
Total distributions	(1.74)	—	(.76)	(2.08)
Net asset value, end of period	$27.53	$26.95	$24.99	$26.67

Total Return[c]	8.74%	7.89%	(3.38%)	15.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,253	$1,038	$1,022	$1,363
Ratios to average net assets:
Net investment income (loss)	(2.45%)	(1.67%)	(2.04%)	(2.42%)
Total expenses[d]	2.77%	2.79%	2.66%	2.79%
Net expenses[e]	2.65%	2.66%	2.60%	2.65%
Portfolio turnover rate	161%	228%	513%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 28,	March 31,	March 31,
H-Class	2014	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$27.57	$25.37	$26.86	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.49)	(.23)	(.34)	(.33)
Net gain (loss) on investments (realized and unrealized)	3.08	2.43	(.39)	4.27
Total from investment operations	2.59	2.20	(.73)	3.94
Less distributions from:
Net realized gains	(1.74)	—	(.76)	(2.08)
Total distributions	(1.74)	—	(.76)	(2.08)
Net asset value, end of period	$28.42	$27.57	$25.37	$26.86

Total Return[c]	9.54%	8.67%	(2.60%)	16.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,809	$6,134	$6,183	$8,886
Ratios to average net assets:
Net investment income (loss)	(1.72%)	(0.88%)	(1.33%)	(1.67%)
Total expenses[d]	2.02%	2.03%	1.91%	2.04%
Net expenses[e]	1.90%	1.91%	1.85%	1.90%
Portfolio turnover rate	161%	228%	513%	—

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 28,	March 31,	March 31,
Institutional Class	2014	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$27.76	$25.49	$26.91	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.42)	(.19)	(.23)	(.27)
Net gain (loss) on investments (realized and unrealized)	3.11	2.46	(.43)	4.26
Total from investment operations	2.69	2.27	(.66)	3.99
Less distributions from:
Net realized gains	(1.74)	—	(.76)	(2.08)
Total distributions	(1.74)	—	(.76)	(2.08)
Net asset value, end of period	$28.71	$27.76	$25.49	$26.91

Total Return[c]	9.84%	8.91%	(2.34%)	16.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$975	$891	$329	$59
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(0.70%)	(0.90%)	(1.42%)
Total expenses[d]	1.77%	1.80%	1.61%	1.79%
Net expenses[e]	1.65%	1.67%	1.58%	1.65%
Portfolio turnover rate	161%	228%	513%	—

[a]	Since commencement of operations: June 30, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, Emerging Markets 2x Strategy Fund H-Class returned -10.19%, while the BNY Mellon Emerging Markets 50 ADR Index returned -2.92% over the same period. For comparison, the S&P 500 Index returned 21.86%.

For the period, Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing most to the performance of the underlying index were Information Technology and Consumer Discretionary. All other sectors detracted from performance of the underlying index, with Energy and Materials detracting most.

The holdings contributing most to the performance of the underlying index for the period were ADRs for BRF SA, China Life Insurance Co Ltd. and Ambev SA. The holdings detracting most from return were ADRs for CNOOC Ltd., PetroChina Co. Ltd and Taiwan Semiconductor Manufacturing Co. Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

Ten Largest Holdings (% of Total Net Assets)
Taiwan Semiconductor Manufacturing
Company Ltd. ADR	5.6%
China Mobile Ltd. ADR	3.6%
Baidu, Inc. ADR	3.2%
Itau Unibanco Holding S.A. ADR	2.8%
AMBEV S.A. ADR	2.6%
America Movil SAB de CV ADR	2.3%
Banco Bradesco S.A. ADR	2.2%
Petroleo Brasileiro S.A. ADR	2.2%
Sasol Ltd. ADR	2.2%
Vale S.A. ADR	2.0%
Top Ten Total	28.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

		Since
		Inception
	1 Year	(10/29/10)
A-Class Shares	-9.96%	-15.06%
A-Class Shares with sales charge†	-14.21%	-16.27%
C-Class Shares	-10.21%	-15.36%
C-Class Shares with CDSC‡	-11.10%	-15.36%
H-Class Shares	-10.19%	-15.03%
BNY Mellon Emerging Markets 50
ADR Index	-2.92%	-3.97%
S&P 500 Index	21.86%	16.86%

INVESTMENT CONCENTRATION

At March 31, 2014, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
Brazil	28.22%	$1,066,602
China	18.72%	707,385
Taiwan	10.91%	412,225
South Korea	9.27%	350,504
Mexico	8.91%	336,755
India	8.16%	308,355
Hong Kong	6.34%	239,519
South Africa	4.16%	157,334
Colombia	1.19%	44,991
Russia	1.05%	39,597
Indonesia	1.03%	39,055
Other	2.04%	76,896
Total Common Stocks	100.0%	$3,779,218

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	March 31, 2014
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 64.3%

INFORMATION TECHNOLOGY - 13.2%
Taiwan Semiconductor Manufacturing
Company Ltd. ADR	16,466	$329,649
Baidu, Inc. ADR*	1,222	186,208
Infosys Ltd. ADR	2,156	116,812
Wipro Ltd. ADR	2,626	35,188
Qihoo 360 Technology Company Ltd. ADR*	342	34,056
Advanced Semiconductor Engineering, Inc. ADR	5,481	30,420
LG Display Company Ltd. ADR*	1,985	24,813
NetEase, Inc. ADR	322	21,671
Total Information Technology		778,817
ENERGY - 13.2%
Petroleo Brasileiro S.A. ADR	9,146	126,855
Sasol Ltd. ADR	2,266	126,624
CNOOC Ltd. ADR	719	109,151
PetroChina Company Ltd. ADR	944	102,424
China Petroleum & Chemical Corp. ADR	1,141	102,120
Petroleo Brasileiro S.A. ADR	6,658	87,553
Ultrapar Participacoes S.A. ADR	1,891	45,554
Ecopetrol S.A. ADR	1,103	44,991
YPF S.A. ADR	862	26,860
Total Energy		772,132
FINANCIALS - 11.4%
Itau Unibanco Holding S.A. ADR	11,226	166,819
Banco Bradesco S.A. ADR	9,409	128,622
China Life Insurance Company Ltd. ADR	2,219	93,952
Shinhan Financial Group Company Ltd. ADR*	2,121	93,218
HDFC Bank Ltd. ADR	1,742	71,474
KB Financial Group, Inc. ADR*	1,728	60,739
ICICI Bank Ltd. ADR	1,258	55,100
Total Financials		669,924
TELECOMMUNICATION SERVICES - 10.6%
China Mobile Ltd. ADR	4,675	213,134
America Movil SAB de CV ADR	6,896	137,092
Chunghwa Telecom Company Ltd. ADR	1,700	52,156
Mobile Telesystems OJSC ADR	2,264	39,597
Telekomunikasi Indonesia Persero Tbk PT ADR	992	39,055
SK Telecom Company Ltd. ADR	1,593	35,954
China Telecom Corporation Ltd. ADR	621	28,609
Telefonica Brasil S.A. ADR	1,298	27,570
China Unicom Hong Kong Ltd. ADR	2,005	26,386
Philippine Long Distance Telephone Co. ADR	384	23,432
Total Telecommunication Services		622,985
MATERIALS - 7.1%
Vale S.A. ADR	9,431	117,417
POSCO ADR	1,388	96,341
Vale S.A. ADR	5,827	80,587
Cemex SAB de CV ADR*	5,048	63,756
AngloGold Ashanti Ltd. ADR*	1,798	30,710
Gerdau S.A. ADR	3,998	25,627
Total Materials		414,438
CONSUMER STAPLES - 5.3%
AMBEV S.A. ADR	20,319	150,564
Fomento Economico Mexicano
SAB de CV ADR	841	78,415
BRF S.A. ADR	2,888	57,702
Cia Brasileira de Distribuicao Grupo
Pao de Acucar ADR	591	25,862
Total Consumer Staples		312,543
CONSUMER DISCRETIONARY - 2.0%
Grupo Televisa SAB ADR	1,727	57,492
Tata Motors Ltd. ADR	841	29,780
Ctrip.com International Ltd. ADR*	579	29,193
Total Consumer Discretionary		116,465
UTILITIES - 1.1%
Korea Electric Power Corp. ADR*	2,297	39,439
Enersis S.A. ADR	1,713	26,603
Total Utilities		66,042
INDUSTRIALS - 0.4%
Embraer S.A. ADR	729	25,872
Total Common Stocks
(Cost $3,516,806)		3,779,218

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2014
EMERGING MARKETS 2x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 24.8%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$790,322	$790,322
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	333,489	333,489
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	225,517	225,517
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	105,072	105,072
Total Repurchase Agreements
(Cost $1,454,400)		1,454,400
Total Investments - 89.1%
(Cost $4,971,206)		$5,233,618
Other Assets & Liabilities, net - 10.9%		637,676
Total Net Assets - 100.0%		$5,871,294

		Unrealized
	Units	Gain

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
April 2014 Bank of New York
Mellon Emerging Markets 50 ADR
Index Swap, Terminating 04/29/14[2]
(Notional Value $7,970,297)	3,458	$217,675

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Investments, at value
(cost $3,516,806)	$3,779,218
Repurchase agreements, at value
(cost $1,454,400)	1,454,400
Total investments
(cost $4,971,206)	5,233,618
Segregated cash with broker	1,236,743
Unrealized appreciation on swap agreements	217,675
Receivables:
Fund shares sold	119,394
Variation margin	12,147
Swap settlement	11,881
Dividends	1,439
Interest	1
Total assets	6,832,898
Liabilities:
Payable for:
Fund shares redeemed	950,078
Management fees	3,501
Distribution and service fees	1,268
Transfer agent and administrative fees	973
Portfolio accounting fees	584
Miscellaneous	5,200
Total liabilities	961,604
Net assets	$5,871,294
Net assets consist of:
Paid in capital	$8,834,730
Accumulated net investment loss	(23,296)
Accumulated net realized loss on investments	(3,420,227)
Net unrealized appreciation on investments	480,087
Net assets	$5,871,294
A-Class:
Net assets	$743,911
Capital shares outstanding	11,226
Net asset value per share	$66.27
Maximum offering price per share
(Net asset value divided by 95.25%)	$69.57
C-Class:
Net assets	$408,706
Capital shares outstanding	6,243
Net asset value per share	$65.46
H-Class:
Net assets	$4,718,677
Capital shares outstanding	71,100
Net asset value per share	$66.37

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $3,106)	$66,013
Interest	402
Income from securities lending, net	1
Total investment income	66,416

Expenses:
Management fees	50,630
Transfer agent and administrative fees	14,065
Distribution and service fees:
A-Class	1,351
C-Class	3,266
H-Class	11,900
Portfolio accounting fees	7,828
Licensing fees	5,211
Custodian fees	648
Trustees’ fees*	444
Line of credit interest expense	198
Miscellaneous	8,348
Total expenses	103,889
Less:
Expenses waived by Advisor	(2,959)
Net expenses	100,930
Net investment loss	(34,514)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,033,427)
Swap agreements	(1,059,154)
Futures contracts	145,409
Net realized loss	(1,947,172)
Net change in unrealized appreciation
(depreciation) on:
Investments	148,618
Swap agreements	201,112
Futures contracts	(981)
Net change in unrealized appreciation
(depreciation)	348,749
Net realized and unrealized loss	(1,598,423)
Net decrease in net assets resulting
from operations	$(1,632,937)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets from Operations:
Net investment loss	$(34,514)	$(20,212)
Net realized loss on investments	(1,947,172)	(1,098,163)
Net change in unrealized appreciation (depreciation) on investments	348,749	282,695
Net decrease in net assets resulting from operations	(1,632,937)	(835,680)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,531,963	1,558,765
C-Class	34,714,451	13,271,478
H-Class	183,477,671	99,924,060
Cost of shares redeemed
A-Class	(7,561,718)	(1,755,452)
C-Class	(34,363,190)	(13,120,339)
H-Class	(179,596,460)	(101,879,772)
Net increase (decrease) from capital share transactions	5,202,717	(2,001,260)
Net increase (decrease) in net assets	3,569,780	(2,836,940)

Net assets:
Beginning of year	2,301,514	5,138,454
End of year	$5,871,294	$2,301,514
Accumulated net investment loss at end of year	$(23,296)	$(12,029)

Capital share activity:*
Shares sold
A-Class	126,244	19,954
C-Class	529,047	182,396
H-Class	2,825,051	1,352,004
Shares redeemed
A-Class	(116,456)	(22,675)
C-Class	(524,287)	(181,622)
H-Class	(2,782,209)	(1,377,463)
Net increase (decrease) in shares	57,390	(27,406)

*	Capital share activity for the year ended presented through February 21, 2014 has been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 12 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 28	March 31,	March 31,
A-Class	2014[f]	2013[f]	2012[f]	2011[a,f]
Per Share Data
Net asset value, beginning of period	$73.59	$87.40	$134.76	$125.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.54)	(.35)	(—)[e]	(.65)
Net gain (loss) on investments
(realized and unrealized)	(6.78)	(13.46)	(41.76)	10.41
Total from investment operations	(7.32)	(13.81)	(41.76)	9.76
Less distributions from:
Net realized gains	—	—	(5.60)	—
Total distributions	—	—	(5.60)	—
Net asset value, end of period	$66.27	$73.59	$87.40	$134.76

Total Return[c]	(9.96%)	(15.79%)	(30.00%)	7.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$744	$106	$363	$992
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.51%)	(0.01%)	(1.42%)
Total expenses	1.81%	1.88%	1.77%	1.85%
Net expenses[d]	1.76%	1.75%	1.69%	1.73%
Portfolio turnover rate	1,412%	730%	883%	58%

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 28	March 31,	March 31,
C-Class	2014[f]	2013[f]	2012[f]	2011[a,f]
Per Share Data
Net asset value, beginning of period	$72.92	$87.31	$134.13	$125.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.04)	(1.25)	(.90)	(1.55)
Net gain (loss) on investments
(realized and unrealized)	(6.42)	(13.14)	(40.32)	10.68
Total from investment operations	(7.46)	(14.39)	(41.22)	9.13
Less distributions from:
Net realized gains	—	—	(5.60)	—
Total distributions	—	—	(5.60)	—
Net asset value, end of period	$65.46	$72.92	$87.31	$134.13

Total Return[c]	(10.21%)	(16.49%)	(29.75%)	7.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$409	$108	$62	$726
Ratios to average net assets:
Net investment income (loss)	(1.73%)	(1.61%)	(0.87%)	(1.98%)
Total expenses	2.66%	2.59%	2.54%	2.60%
Net expenses[d]	2.61%	2.46%	2.46%	2.49%
Portfolio turnover rate	1,412%	730%	883%	58%

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 28	March 31,	March 31,
H-Class	2014[f]	2013[f]	2012[f]	2011[a,f]
Per Share Data
Net asset value, beginning of period	$73.87	$87.74	$134.69	$125.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.34)	(.35)	(.35)	(.55)
Net gain (loss) on investments
(realized and unrealized)	(7.16)	(13.52)	(41.00)	10.24
Total from investment operations	(7.50)	(13.87)	(41.35)	9.69
Less distributions from:
Net realized gains	—	—	(5.60)	—
Total distributions	—	—	(5.60)	—
Net asset value, end of period	$66.37	$73.87	$87.74	$134.69

Total Return[c]	(10.19%)	(15.78%)	(29.70%)	7.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,719	$2,087	$4,713	$3,705
Ratios to average net assets:
Net investment income (loss)	(0.51%)	(0.49%)	(0.37%)	(1.05%)
Total expenses	1.80%	1.83%	1.77%	1.85%
Net expenses[d]	1.74%	1.69%	1.69%	1.74%
Portfolio turnover rate	1,412%	730%	883%	58%

[a]	Since commencement of operations: October 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net investment income (loss) is less than $0.01 per share.
[f]	Reverse share split — Per share amounts for the periods presented through February 21, 2014 have been restated to reflect a 1:5 reverse share split effective February 21, 2014. See Note 12 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2014, Inverse Emerging Markets 2x Strategy Fund H-Class returned –4.63%, while the BNY Mellon Emerging Markets 50 ADR Index returned -2.92% over the same period. For comparison, the S&P 500 Index returned 21.86%.

For the period, Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing most to the performance of the underlying index were Information Technology and Consumer Discretionary. All other sectors detracted from performance of the underlying index, with Energy and Materials detracting most.

The holdings contributing most to the performance of the underlying index for the period were ADRs for BRF SA, China Life Insurance Co Ltd. and Ambev SA. The holdings detracting most from return were ADRs for CNOOC Ltd., PetroChina Co. Ltd and Taiwan Semiconductor Manufacturing Co. Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2014

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2014

		Since
		Inception
	1 Year	(10/29/10)
A-Class Shares	-4.63%	-8.66%
A-Class Shares with sales charge†	-9.16%	-9.96%
C-Class Shares	-5.23%	-7.67%
C-Class Shares with CDSC‡	-6.18%	-7.67%
H-Class Shares	-4.63%	-8.68%
BNY Mellon Emerging Markets
50 ADR Index	-2.92%	-3.97%
S&P 500 Index	21.86%	16.86%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	March 31, 2014
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 71.2%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$4,230,249	$4,230,249
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	1,785,019	1,785,019
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	1,207,091	1,207,091
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	562,403	562,403
Total Repurchase Agreements
(Cost $7,784,762)		7,784,762
Total Investments - 71.2%
(Cost $7,784,762)		$7,784,762
Other Assets & Liabilities, net - 28.8%		3,150,503
Total Net Assets - 100.0%		$10,935,265

		Unrealized
	Contracts	Gain (loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2014 MSCI Emerging Markets Index
Mini Futures Contracts
(Aggregate Value of
Contracts $197,340)	4	$914

	Units
OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
April 2014 Bank of New York Mellon
Emerging Markets 50 ADR Index Swap,
Terminating 04/29/14[2]
(Notional Value $21,544,860)	9,347	$(657,973)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. ADR — American Depositary Receipt

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Repurchase agreements, at value
(cost $7,784,762)	$7,784,762
Segregated cash with broker	3,766,365
Receivables:
Fund shares sold	699,065
Variation margin	3,857
Interest	5
Total assets	12,254,054
Liabilities:
Unrealized depreciation on swap agreements	657,973
Payable for:
Fund shares redeemed	552,578
Swap settlement	76,762
Management fees	10,529
Distribution and service fees	3,474
Transfer agent and administrative fees	2,925
Portfolio accounting fees	1,755
Miscellaneous	12,793
Total liabilities	1,318,789
Net assets	$10,935,265
Net assets consist of:
Paid in capital	$17,274,859
Accumulated net investment loss	(108,307)
Accumulated net realized loss on investments	(5,574,228)
Net unrealized depreciation on investments	(657,059)
Net assets	$10,935,265
A-Class:
Net assets	$4,858,793
Capital shares outstanding	264,970
Net asset value per share	$18.34
Maximum offering price per share
(Net asset value divided by 95.25%)	$19.25
C-Class:
Net assets	$261,625
Capital shares outstanding	13,745
Net asset value per share	$19.03
H-Class:
Net assets	$5,814,847
Capital shares outstanding	317,247
Net asset value per share	$18.33

STATEMENT OF
OPERATIONS
Year Ended March 31, 2014

Investment Income:
Interest	$1,081
Total investment income	1,081

Expenses:
Management fees	76,314
Transfer agent and administrative fees	21,193
Distribution and service fees:
A-Class	2,784
C-Class	5,609
H-Class	17,016
Portfolio accounting fees	12,224
Custodian fees	989
Trustees’ fees*	286
Miscellaneous	18,255
Total expenses	154,670
Less:
Expenses waived by Advisor	(1,895)
Net expenses	152,775
Net investment loss	(151,694)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(4,513,753)
Futures contracts	65,607
Net realized loss	(4,448,146)
Net change in unrealized appreciation
(depreciation) on:
Swap agreements	(633,213)
Futures contracts	914
Net change in unrealized appreciation
(depreciation)	(632,299)
Net realized and unrealized loss	(5,080,445)
Net decrease in net assets resulting
from operations	$(5,232,139)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 28,
	2014	2013

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(151,694)	$(32,613)
Net realized gain (loss) on investments	(4,448,146)	142,413
Net change in unrealized appreciation (depreciation) on investments	(632,299)	(76,145)
Net increase (decrease) in net assets resulting from operations	(5,232,139)	33,655

Capital share transactions:
Proceeds from sale of shares
A-Class	8,057,592	1,703,657
C-Class	43,930,520	25,100,465
H-Class	163,931,981	87,435,015
Cost of shares redeemed
A-Class	(2,627,231)	(1,344,868)
C-Class	(43,874,699)	(26,330,612)
H-Class	(155,566,471)	(87,766,103)
Net increase (decrease) from capital share transactions	13,851,692	(1,202,446)
Net increase (decrease) in net assets	8,619,553	(1,168,791)

Net assets:
Beginning of year	2,315,712	3,484,503
End of year	$10,935,265	$2,315,712
Accumulated net investment loss at end of year	$(108,307)	$(6,847)

Capital share activity:
Shares sold
A-Class	380,799	87,501
C-Class	2,127,776	1,111,860
H-Class	8,074,671	4,131,683
Shares redeemed
A-Class	(129,267)	(74,495)
C-Class	(2,119,778)	(1,168,390)
H-Class	(7,858,474)	(4,145,468)
Net increase (decrease) in shares	475,727	(57,309)

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 28,	March 31,	March 31,
A-Class	2014	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$19.23	$19.29	$21.15	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.35)	(.33)	(.39)	(.16)
Net gain (loss) on investments (realized and unrealized)	(.54)	.27	(1.47)	(3.69)
Total from investment operations	(.89)	(.06)	(1.86)	(3.85)
Net asset value, end of period	$18.34	$19.23	$19.29	$21.15

Total Return[c]	(4.63%)	(0.26%)	(8.84%)	(15.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,859	$258	$8	$34
Ratios to average net assets:
Net investment income (loss)	(1.74%)	(1.60%)	(1.66%)	(1.61%)
Total expenses	1.78%	1.85%	1.78%	1.85%
Net expenses[d]	1.75%	1.71%	1.69%	1.73%
Portfolio turnover rate	—	—	—	—

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 28,	March 31,	March 31,
C-Class	2014	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$20.07	$20.25	$21.33	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.52)	(.49)	(.55)	(.25)
Net gain (loss) on investments (realized and unrealized)	(.52)	.31	(.53)	(3.42)
Total from investment operations	(1.04)	(.18)	(1.08)	(3.67)
Net asset value, end of period	$19.03	$20.07	$20.25	$21.33

Total Return[c]	(5.23%)	(0.84%)	(5.06%)[e]	(14.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$262	$115	$1,261	$15
Ratios to average net assets:
Net investment income (loss)	(2.44%)	(2.41%)	(2.41%)	(2.37%)
Total expenses	2.48%	2.65%	2.53%	2.57%
Net expenses[d]	2.46%	2.51%	2.44%	2.46%
Portfolio turnover rate	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 28,	March 31,	March 31,
H-Class	2014	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$19.22	$19.29	$21.15	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.35)	(.33)	(.38)	(.16)
Net gain (loss) on investments (realized and unrealized)	(.54)	.26	(1.48)	(3.69)
Total from investment operations	(.89)	(.07)	(1.86)	(3.85)
Net asset value, end of period	$18.33	$19.22	$19.29	$21.15

Total Return[c]	(4.63%)	(0.36%)	(8.79%)	(15.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,815	$1,942	$2,215	$2,892
Ratios to average net assets:
Net investment income (loss)	(1.74%)	(1.56%)	(1.67%)	(1.63%)
Total expenses	1.78%	1.82%	1.79%	1.85%
Net expenses[d]	1.76%	1.68%	1.70%	1.74%
Portfolio turnover rate	—	—	—	—

[a]	Since commencement of operations: October 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Generally, the performance of the Fund’s C-Class shares will underperform the Fund’s H-Class shares and A-Class shares due to the C-Class shares’ higher expense ratio. However, the performance of the Fund’s C-Class shares is greater than that of the H-Class shares and A-Class shares due to the impact large redemptions of C-Class shares had on the expense accruals for C-Class shares. The effect of the expense accruals on the performance of the C-Class shares of the Fund was magnified by the small asset base of the C-Class shares.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2014

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Advisor.

The Fund invests in emerging markets credit default swaps, U.S. Treasury futures, and bonds with characteristics comparable to that of the emerging market bond market.

The inception date of the Fund was October 8, 2013. For the abbreviated period ended March 31, 2014, the Fund H-Class returned 0.80%. For comparison purposes, the BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index returned 4.10% over the same abbreviated period.

Since the Fund’s inception through March 31, 2014, most countries represented in the Fund experienced tightening credit spreads, with Argentina and Ukraine experiencing the most tightening over the period. In contrast, credit spreads for Venezuela and Russia widened the most over the period.

Derivatives in the Fund were used to help provide exposure to the emerging market bond market in the highest efficient manner, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The Fund invests principally in derivative instruments such as swap agreements and futures contracts.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2014

Cumulative Fund Performance*

Annual Returns*

Period Ended March 31, 2014

Since
Inception
(10/08/13)
A-Class Shares	0.72%
A-Class Shares with sales charge†	-4.08%
C-Class Shares	0.40%
C-Class Shares with CDSC‡	-0.60%
H-Class Shares	0.80%
BofA ML U.S. Dollar Emerging Markets
Sovereign Plus Index	4.10%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA ML U.S. Dollar Emerging Markets Sovereign Plus Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	March 31, 2014
EMERGING MARKETS BOND STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 75.0%
HSBC Group
issued 03/31/14 at 0.01%
due 04/01/14	$2,481,472	$2,481,472
RBC Capital Markets
issued 03/31/14 at 0.02%
due 04/01/14	1,047,095	1,047,095
Mizuho Financial Group, Inc.
issued 03/31/14 at 0.01%
due 04/01/14	708,082	708,082
Deutsche Bank
issued 03/31/14 at 0.02%
due 04/01/14	329,907	329,907
Total Repurchase Agreements
(Cost $4,566,556)		4,566,556
Total Investments - 75.0%
(Cost $4,566,556)		$4,566,556
Other Assets & Liabilities, net - 25.0%		1,522,313
Total Net Assets - 100.0%		$6,088,869

		Unrealized
	Contracts	Loss

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2014 U.S. Treasury 10 Year Note
Futures Contracts
(Aggregate Value of
Contracts $2,346,500)	19	$(14,685)
June 2014 U.S. Treasury 5 Year Note
Futures Contracts
(Aggregate Value of
Contracts $5,710,500)	48	(26,548)
(Total Aggregate Value of Contracts
$8,057,000)		$(41,233)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION SOLD††,2

		Protection				Upfront
		Premium	Maturity	Notional	Notional	Premiums	Unrealized
Index	Counterparty	Rate	Date	Principal	Value	Paid	Appreciation
CDX.EM-21 Index	Barclays Bank plc	5.00%	06/20/19	$7,500,000	$(8,207,708)	$626,712	$80,996

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	Credit Default Swaps — See Note 6. plc — Public Limited Company

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 31, 2014

Assets:
Repurchase agreements, at value
(cost $4,566,556)	$4,566,556
Segregated cash with broker	810,010
Upfront payments paid on credit default swaps	626,712
Unrealized appreciation on swap agreements	80,996
Receivables:
Protection fees on credit default swaps	12,503
Variation margin	2,563
Total assets	6,099,340
Liabilities:
Payable for:
Management fees	3,378
Distribution and service fees	1,133
Transfer agent and administrative fees	1,126
Fund shares redeemed	879
Portfolio accounting fees	676
Custodian fees	57
Miscellaneous	3,222
Total liabilities	10,471
Net assets	$6,088,869
Net assets consist of:
Paid in capital	$6,052,997
Undistributed net investment income	73,498
Accumulated net realized loss on investments	(77,389)
Net unrealized appreciation on investments	39,763
Net assets	$6,088,869
A-Class:
Net assets	$499,268
Capital shares outstanding	19,836
Net asset value per share	$25.17
Maximum offering price per share
(Net asset value divided by 95.25%)	$26.43
C-Class:
Net assets	$10,037
Capital shares outstanding	400
Net asset value per share	$25.09
H-Class:
Net assets	$5,579,564
Capital shares outstanding	221,570
Net asset value per share	$25.18

STATEMENT OF
OPERATIONS
Period Ended March 31, 2014**

Investment Income:
Interest	$441
Total investment income	441

Expenses:
Management fees	19,647
Transfer agent and administrative fees	6,550
Distribution and service fees:
A-Class	133
C-Class	48
H-Class	6,406
Portfolio accounting fees	3,930
Custodian fees	324
Prime broker interest expense	1,911
Trustees’ fees*	233
Miscellaneous	3,828
Total expenses	43,010
Net investment loss	(42,569)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	10,517
Futures contracts	23,652
Net realized gain	34,169
Net change in unrealized appreciation
(depreciation) on:
Swap agreements	80,996
Futures contracts	(41,233)
Net change in unrealized appreciation
(depreciation)	39,763
Net realized and unrealized gain	73,932
Net increase in net assets resulting
from operations	$31,363

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: October 8, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
March 31,
2014[a]

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(42,569)
Net realized gain on investments	34,169
Net change in unrealized appreciation (depreciation) on investments	39,763
Net increase in net assets resulting from operations	31,363

Capital share transactions:
Proceeds from sale of shares
A-Class	650,358
C-Class	10,789
H-Class	12,337,077
Cost of shares redeemed
A-Class	(147,681)
C-Class	(759)
H-Class	(6,792,278)
Net increase from capital share transactions	6,057,506
Net increase in net assets	6,088,869

Net assets:
Beginning of period	—
End of period	$6,088,869
Undistributed net investment income at end of period	$73,498

Capital share activity:
Shares sold
A-Class	25,874
C-Class	431
H-Class	490,331
Shares redeemed
A-Class	(6,038)
C-Class	(31)
H-Class	(268,761)
Net increase in shares	241,806

a Since commencement of operations: October 8, 2013.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout the period and to assist shareholders in evaluating a Fund’s performance for the period presented.

Period Ended
March 31,
A-Class	2014[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)
Net gain (loss) on investments (realized and unrealized)	.38
Total from investment operations	.17
Net asset value, end of period	$25.17

Total Return[c]	0.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$499
Ratios to average net assets:
Net investment income (loss)	(1.78%)
Total expenses[d]	1.83%
Portfolio turnover rate	—

Period Ended
March 31,
C-Class	2014[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.28)
Net gain (loss) on investments (realized and unrealized)	.37
Total from investment operations	.09
Net asset value, end of period	$25.09

Total Return[c]	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratios to average net assets:
Net investment income (loss)	(2.34%)
Total expenses[d]	2.39%
Portfolio turnover rate	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout the period and to assist shareholders in evaluating a Fund’s performance for the period presented.

Period Ended
March 31,
H-Class	2014[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.19)
Net gain (loss) on investments (realized and unrealized)	.37
Total from investment operations	.18
Net asset value, end of period	$25.18

Total Return[c]	0.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,580
Ratios to average net assets:
Net investment income (loss)	(1.62%)
Total expenses[d]	1.64%
Portfolio turnover rate	—

[a]	Since commencement of operations: October 8, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[d]	Total expenses may include interest expense. Excluding interest expense, the operating expense ratios for the period presented would be:

3/31/14
A-Class	1.58%
C-Class	2.32%
H-Class	1.57%

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”) as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At March 31, 2014, the Trust consisted of fifty-one separate funds. This report covers the Alternatives, International Equity and Fixed Income Funds (the “Funds”), while the other funds are contained in separate reports. Only A-Class, C-Class, H-Class and Institutional Class shares had been issued by the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

The International Equity Funds and Fixed Income Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied primarily by pricing services approved by the Board of Trustees. A Valuation Committee (“Valuation Committee”) is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The Valuation Committee will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Trustees, regularly review procedures used by, and valuations provided by, the pricing services.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2014, afternoon NAV.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is deter-

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  51

NOTES TO FINANCIAL STATEMENTS (continued)

mined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as

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NOTES TO FINANCIAL STATEMENTS (continued)

realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

H. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

I. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

J. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default

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NOTES TO FINANCIAL STATEMENTS (continued)

event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund use derivative instruments to achieve leveraged exposure to their respective underlying indices. Since these Funds’ investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of short sales, futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Emerging markets, which consist of countries that have an emerging stock market as defined by S&P, countries

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NOTES TO FINANCIAL STATEMENTS (continued)

or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)
Long Short Equity Fund	0.90%
Event Driven and Distressed Strategies Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

GI has contractually agreed to reduce fees and/or reimburse expenses for the Event Driven and Distressed Strategies Fund to the extent necessary to keep net operating expenses relative to the average daily net assets of A-Class, C-Class, H-Class, and Institutional Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends on securities sold short, and extraordinary expenses) from exceeding 1.90%, 2.65%, 1.90%, and 1.65%, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.90%, 2.65%, 1.90% and 1.65%, respectively. This Agreement may be terminated only with the approval of the Fund’s Board of Trustees. In any event, this undertaking will continue until August 1, 2014.

For the year ended March 31, 2014, GI voluntarily agreed to reimburse a portion of the licensing fee charged to the Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund. Effective August 1, 2013, Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund increased their fund accounting fees to 0.15% of fund net assets.

Fund Accounting Fees	(as a % of net assets)
Emerging Markets 2x Strategy Fund	0.15%
Inverse Emerging Markets 2x Strategy Fund	0.15%
Emerging Markets Bond Strategy Fund	0.15%
Remaining Funds
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the share-holder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial advisor an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial advisor. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2014, GFD retained sales charges of $333,837 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2014:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
Long Short Equity Fund	$39,008,026	$—	$25,364,662	$—	$—	$64,372,688
Event Driven and Distressed Strategies Fund	—	—	10,723,342	23,910	—	10,747,252
Emerging Markets 2x Strategy Fund	3,779,218	—	1,454,400	217,675	—	5,451,293
Inverse Emerging Markets 2x Strategy Fund	—	914	7,784,762	—	—	7,785,676
Emerging Markets Bond Strategy Fund	—	—	4,566,556	80,996	—	4,647,552

Liabilities
Long Short Equity Fund	$12,528,686	$—	$—	$—	$—	$12,528,686
Event Driven and Distressed Strategies Fund	—	70,795	—	49,018	—	119,813
Inverse Emerging Markets 2x Strategy Fund	—	—	—	657,973	—	657,973
Emerging Markets Bond Strategy Fund	—	41,233	—	—	—	41,233

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

For the year ended March 31, 2014, there were no transfers between levels.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and
Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury Strips
0.01%			0.00%
Due 04/01/14	$519,000,000	$519,000,144	11/15/39 - 05/15/40	$1,347,115,400	$529,380,006
RBC Capital Markets			U.S. TIP Notes
0.02%			0.13% - 2.50%
Due 04/01/14	219,000,000	219,000,091	07/15/16 - 07/15/22	156,009,700	175,640,035
			U.S. Treasury Strips
			0.00%
			11/15/26 - 02/15/36	81,000,000	47,740,000
Mizuho Financial Group, Inc.			U.S. Treasury Notes
0.01%			1.25% - 7.88%
Due 04/01/14	148,095,295	148,095,336	08/15/15 - 02/15/21	137,725,900	151,057,202
Deutsche Bank			U.S. Treasury Note
0.02%			0.88%
Due 04/01/14	69,000,000	69,000,038	09/15/16	70,039,600	70,380,047

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Disclosures about Credit Derivatives

In accordance with their principal investment strategies, the Event Driven and Distressed Strategies Fund and the Emerging Markets Bond Strategy Fund enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

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NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The tables on pages 22 and 46 included in the Schedules of Investments summarize the information with regard to sold protection on credit default swap contracts as of March 31, 2014.

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Leverage
Long Short Equity Fund	—	x	—
Event Driven and Distressed Strategies Fund	x	x	—
Emerging Markets 2x Strategy Fund	x	x	x
Inverse Emerging Markets 2x Strategy Fund	x	x	x
Emerging Markets Bond Strategy Fund	x	x	—

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short
Long Short Equity Fund	—	—
Event Driven and Distressed Strategies Fund*	170%	—
Emerging Markets 2x Strategy Fund	135%	—
Inverse Emerging Markets 2x Strategy Fund	—	200%
Emerging Markets Bond Strategy Fund*	135%	—

* These Funds utilize a combination of interest rate and/or financial-linked derivatives to obtain exposure to their benchmarks. The gross derivative instrument exposure is 220% and 265% for the Event Driven and Distressed Strategies Fund and the Emerging Markets Bond Strategy Fund, respectively.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2014:

Asset Derivative Investments Value
	Futures	Swaps	Futures	Swaps	Total Value at
	Equity	Equity	Interest Rate	Credit Default	March 31,
Fund	Contracts*	Contracts	Contracts*	Contracts	2014
Event Driven and Distressed Strategies Fund	$—	$—	$—	$23,910	$23,910
Emerging Markets 2x Strategy Fund	—	217,675	—	—	217,675
Inverse Emerging Markets 2x Strategy Fund	914	—	—	—	914
Emerging Markets Bond Strategy Fund	—	—	—	80,996	80,996

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NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value

	Futures	Swaps	Futures	Swaps	Total Value at
	Equity	Equity	Interest Rate	Credit Default	March 31,
Fund	Contracts*	Contracts	Contracts*	Contracts	2014
Event Driven and Distressed Strategies Fund	$28,405	$49,018	$42,390	$—	$119,813
Inverse Emerging Markets 2x Strategy Fund	—	657,973	—	—	657,973
Emerging Markets Bond Strategy Fund	—	—	41,233	—	41,233

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

	Futures	Swaps	Futures	Swaps
	Equity	Equity	Interest Rate	Credit Default
Fund	Contracts	Contracts	Contracts	Contracts	Total
Long Short Equity Fund	$102,660	$—	$—	$—	$102,660
Event Driven and Distressed Strategies Fund	462,382	273,891	31,452	624,840	1,392,565
Emerging Markets 2x Strategy Fund	145,409	(1,059,154)	—	—	(913,745)
Inverse Emerging Markets 2x Strategy Fund	65,607	(4,513,753)	—	—	(4,448,146)
Emerging Markets Bond Strategy Fund	—	—	23,652	10,517	34,169

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

	Futures	Swaps	Futures	Swaps
	Equity	Equity	Interest Rate	Credit Default
Fund	Contracts	Contracts	Contracts	Contracts	Total
Long Short Equity Fund	$(7,093)	$—	$—	$—	$(7,093)
Event Driven and Distressed Strategies Fund	(56,714)	(49,638)	(49,698)	12,477	(143,573)
Emerging Markets 2x Strategy Fund	(981)	201,112	—	—	200,131
Inverse Emerging Markets 2x Strategy Fund	914	(633,213)	—	—	(632,299)
Emerging Markets Bond Strategy Fund	—	—	(41,233)	80,996	39,763

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (continued)

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2014, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Long Short Equity Fund	$7,558,083

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Long Short Equity Fund	$—	$—	$—
Event Driven and Distressed Strategies Fund	384,859	284,989	669,848
Emerging Markets 2x Strategy Fund	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—
Emerging Markets Bond Strategy Fund*	—	—	—
* Fund commenced operations on October 8, 2013.

The tax character of distributions paid during the year ended March 28, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Long Short Equity Fund	$248,478	$—	$248,478
Event Driven and Distressed Strategies Fund	—	—	—
Emerging Markets 2x Strategy Fund	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2014 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
Long Short Equity Fund	$—	$—	$2,757,069	$(69,596,821)
Event Driven and Distressed Strategies Fund	430,325	10,067	(25,108)	—
Emerging Markets 2x Strategy Fund	—	—	(694,286)	(2,245,854)
Inverse Emerging Markets 2x Strategy Fund	—	—	(657,973)	(5,573,314)
Emerging Markets Bond Strategy Fund	73,498	—	80,996	(118,622)

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1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

					Total
	Expires in	Expires in	Unlimited	Unlimited	Capital Loss
Fund	2017	2018	Short-Term	Long-Term	Carryforward
Long Short Equity Fund	$(50,218,894)	$(19,377,927)	$—	$—	$(69,596,821)
Emerging Markets 2x Strategy Fund	—	—	(2,002,590)	(243,264)	(2,245,854)
Inverse Emerging Markets 2x Strategy Fund	—	—	(5,454,177)	(119,137)	(5,573,314)
Emerging Markets Bond Strategy Fund	—	—	(108,073)	(10,549)	(118,622)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to late year loss deferrals, losses deferred due to wash sales, tax treatment of payments from credit default swaps, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Long Short Equity Fund	$(906,866)	$927,966	$(21,100)
Event Driven and Distressed Strategies Fund	64,105	244,985	(309,090)
Emerging Markets 2x Strategy Fund	(23,247)	23,247	—
Inverse Emerging Markets 2x Strategy Fund	(50,234)	50,234	—
Emerging Markets Bond Strategy Fund	(4,509)	116,067	(111,558)

At March 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Long Short Equity Fund	$61,361,194	$4,141,739	$(1,130,245)	$3,011,494
Event Driven and Distressed Strategies Fund	10,723,342	—	—	—
Emerging Markets 2x Strategy Fund	6,145,579	—	(911,961)	(911,961)
Inverse Emerging Markets 2x Strategy Fund	7,784,762	—	—	—
Emerging Markets Bond Strategy Fund	4,566,556	—	—	—

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2014, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2014:

Fund	Ordinary	Capital
Long Short Equity Fund	$(238,102)	$—
Emerging Markets 2x Strategy Fund	(23,296)	—
Inverse Emerging Markets 2x Strategy Fund	(108,307)	—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

9. Securities Transactions

For the period ended March 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$66,345,721	$71,769,675
Event Driven and Distressed Strategies Fund	420,332	1,368,289
Emerging Markets 2x Strategy Fund	56,929,912	54,035,196
Inverse Emerging Markets 2x Strategy Fund	—	—
Emerging Markets Bond Strategy Fund	—	—

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 31, 2014, the Funds participated in securities lending as follows:

		Cash
	Value of	Collateral
Fund	Securities Loaned	Received
Long Short Equity Fund	$1,097,049	$1,117,213

Cash collateral received was invested in the following joint repurchase agreements at March 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas Securities Corp.			U.S. TIP Bond
0.05%			0.75%
Due 04/01/14	$542,198	$542,199	02/15/42	$610,194	$553,027
HSBC Securities, Inc.			Fannie Mae Strips
0.05%			0.00%
Due 04/01/14	483,808	483,809	07/15/14 - 01/15/30	610,448	493,471
Deutsche Bank Securities, Inc.			U.S. Treasury Note/Bond
0.05% - 0.08%			1.75% - 8.75%
Due 04/01/14	91,206	91,207	05/15/17 - 05/15/23	88,006	84,521
			Fannie Mae Strip
			0.00%
			05/15/30	16,382	8,511

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2014. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2014. The Funds did not have any other borrowings under this agreement at March 31, 2014.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended March 31, 2014 were as follows:

Fund	Average Daily Balance
Emerging Markets 2x Strategy Fund	$15,658

12. Reverse Share Split

Effective at the close of business on February 21, 2014, Emerging Markets 2x Strategy Fund underwent a 1:5 reverse share split. The effect of this transaction was to divide the number of outstanding shares of the Fund by five, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the statement of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to February 21, 2014 have been restated to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.

13. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to the plaintiff’s claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. The complaint identifies a putative defendant class comprised of all entities who received proceeds from the merger transaction in exchange for their shares.

The Court has ordered the parties to meet and confer on or before May 9, 2014 regarding a possible schedule for the defendants to respond to the amended complaints. The Court has scheduled a status conference for May 29, 2014 to address the parties’ proposed schedule.

These lawsuits do not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

14. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

Gross Amounts Not Offset
in the Statements of Assets
and Liabilities
Net Amount of Assets
			Gross Amounts Offset	Presented on the		Cash
		Gross Amounts of	in the Statements of	Statements of Assets	Financial	Collateral	Net
Fund	Instrument	Recognized Assets[1]	Assets and Liabilities	and Liabilities	Instruments	Received[2]	Amount
Emerging Markets 2x Strategy Fund	Swap equity contracts	$217,675	$—	$217,675	$—	$—	$217,675

					Gross Amounts Not Offset
					in the Statements of Assets
					and Liabilities
				Net Amount of
			Gross Amounts Offset	Liabilities Presented		Cash
		Gross Amounts of	in the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Recognized Liabilities[1]	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged[2]	Amount
Event Driven and Distressed Strategies Fund	Swap equity contracts	$49,018	$—	$49,018	$—	$—	$49,018
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	657,973	—	657,973	—	—	657,973

1 Exchange traded futures and centrally cleared swaps are excluded from these reported amounts.

2 Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as Segregated cash with broker on the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

 of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Long Short Equity Fund, Event Driven and Distressed Strategies Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund (five of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 31, 2014, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 30, 2014

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2014, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Event Driven and Distressed Strategies Fund	1.22%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Event Driven and Distressed Strategies Fund	1.22%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2014, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
Event Driven and Distressed Strategies Fund	0.00%	100.00%

With respect to the taxable year ended March 31, 2014, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Event Driven and
Distressed Strategies Fund
From long-term capital gains, subject to the 15% rate gains category:	$284,989
From long-term capital gains, using proceeds from shareholder redemptions:	64,105

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

OTHER INFORMATION (Unaudited)(concluded)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds will be consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD will serve as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

INTERESTED TRUSTEE

			Number of	Other
	Position(s) Held with the		Portfolios in Fund	Directorships
Name and Year of	Trust, Term of Office and	Principal Occupation(s)	Complex Overseen	Held by
Birth of Trustee	Length of Time Served	During Past 5 Years	by Trustee**	Trustee

Donald C. Cacciapaglia* (1951)	Trustee from 2012 to present.	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012–present); Vice Chairman, Guggenheim Investments (2010–present). Former: Chairman and Chief Executive Officer, Channel Capital Group, Inc. (200232010).	214	Delaware Life (2013–present); Guggenheim Life and Annuity Company (2011–present); Paragon Life Insurance Company of Indiana (2011– present).

INDEPENDENT TRUSTEES

Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Retired.	131	None.

J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	Trustee of Epiphany Funds (4) (2009 -present).

John O. Demaret (1940)	Trustee from 1998 to present and Chairman of the Board from 2006 to present; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	131	None.

Werner E. Keller (1940)	Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005–present).	131	None.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  69

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

INDEPENDENT TRUSTEES - concluded

			Number of	Other
	Position(s) Held with the		Portfolios in Fund	Directorships
Name, and Year of	Trust, Term of Office and	Principal Occupation(s)	Complex Overseen	Held by
Birth of Trustee	Length of Time Served	During Past 5 Years	by Trustee**	Trustee

Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996–present).	131	Board of Directors of US Global Investors (GROW) (1995–present).

Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	131	None.

Roger Somers (1944)	Trustee and Member of the Audit, Governance, and Nominating Committees from 1998 to present.	Current: Founder and Chief Executive Officer, Arrow Limousine (1962–present).	131	None.

OFFICERS

Position(s) Held with
Name, Address	the Trust, Term of
and Year of Birth of	Office and Length of	Principal Occupation(s)
Officer	Time Served	During Past 5 Years

Donald C. Cacciapaglia (1951)	President (2012–present).	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2012–present); Vice Chairman, Guggenheim Investments (2010–present).

Former: Chairman and Chief Executive Officer, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999–present).	Current: Senior Vice President, Security Investors, LLC (2010–present); President and Chief Investment Officer, Rydex Holdings, LLC (2008–present); Director and Chairman, Advisory Research Center, Inc. (2006–present); Manager, Guggenheim Specialized Products, LLC (2005–present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003–present).	Current: Treasurer and Vice President, certain other funds in the Fund Complex (2003–present); Senior Vice President, Security Investors, LLC (2010–present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009–present); President and Chief Executive Officer, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008–present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); Senior Vice President, Rydex Advisors, LLC (2006-2011); Senior Vice President, Rydex Advisors II, LLC (2006-2011).

*	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor’s parent company.
**	The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. Information provided is as of the date of this report.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

OFFICERS - concluded

Position(s) Held with
Name, Address	the Trust, Term of
and Year of Birth of	Office and Length of	Principal Occupation(s)
Officer	Time Served	During Past 5 Years

Elisabeth Miller (1968)	Chief Compliance Officer (2012–present).	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012–present); Chief Compliance Officer, Security Investors, LLC (2012–present); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012–present); Vice President, Guggenheim Funds Distributors, LLC (2014–present).

Former: Chief Compliance Officer, Guggenheim Distributors, LLC (2009–2014); Senior Manager, Security Investors, LLC (2004–2009); Senior Manager, Guggenheim Distributors, LLC (2004–2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006–present).	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006–present); Vice President, Security Investors, LLC (2010–present); Chief Financial Officer and Manager, Guggenheim Specialized Products, LLC (2009–present).

Former: Vice President, Security Global Investors, LLC (2010–2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Amy J. Lee (1961)	Vice President (2009–present) and Secretary (2012–present).	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013–present); Senior Managing Director, Guggenheim Investments (2012–present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012).

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  71

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim

72  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  73

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended March 31, 2014 and March 28, 2013 were $694,276 and $789,589, respectively.

(b) Audit Related Fees: The aggregate Audit Related Fees by the registrant’s principal accountant billed for the fiscal years ended March 31, 2014 and March 28, 2013 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2014 and March 28, 2013 were $35,000 and $35,000, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2014 and March 28, 2013 were $339,662 and $0, respectively.

(d) All Other Fees: The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2014 and March 28, 2013 were $0 and $0, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $374,662 and $35,000, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rydex Series Funds

By (Signature and Title)*  /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date June 6, 2014

By (Signature and Title)*  /s/ Nikolaos Bonos

Nikolaos Bonos, Vice President and Treasurer

Date June 6, 2014

* Print the name and title of each signing officer under his or her signature.